  As filed with the U.S. Securities and Exchange Commission on April 27, 2018

                                                   Registration Nos. 333-133671

                                                                      811-07534


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                        Post-Effective Amendment No. 19
                                    and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                               Amendment No. 48


                          PARAGON SEPARATE ACCOUNT B
                          (Exact Name of Registrant)

                      METROPOLITAN LIFE INSURANCE COMPANY
                              (Name of Depositor)

                                200 Park Avenue
                              New York, NY 10166
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (212) 578-9500

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY
                                200 Park Avenue
                              New York, NY 10166
                        (Name and Address of Guarantor)

                           Stephen W. Gauster, Esq.
                Senior Vice President, Interim General Counsel
                      Metropolitan Life Insurance Company
                                200 Park Avenue
                           New York, New York 10166
                    (Name and address of agent for service)

                                   Copy to:
                            W. Thomas Conner, Esq.
                               Vedder Price P.C.
                           1633 Broadway, 31st Floor
                           New York, New York 10019

                (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

[ ]immediately upon filing pursuant to paragraph (b)

[ ]on (date) pursuant to paragraph (b)

[ ]60 days after filing pursuant to paragraph (a)(1)

[X]on April 30, 2018 pursuant to paragraph (a)(1) of Rule 485

[ ]this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Policies and (ii) Guarantee related to insurance obligations under these Group and Individual Flexible Premium Variable Life Insurance Policies.


================================================================================

                                  PROSPECTUS

                                April 30, 2018

                    GROUP VARIABLE UNIVERSAL LIFE INSURANCE
                           POLICIES AND CERTIFICATES
                               (METFLEX GVUL C)

                                   Issued By

                      METROPOLITAN LIFE INSURANCE COMPANY

     Direct All Correspondence And Inquiries To The Administrative Office:
                                 METLIFE GVUL
                                Mail Code A2-10
                            13045 Tesson Ferry Road
                              St. Louis, MO 63128
                                (800) 756-0124

This Prospectus describes group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in group insurance programs sponsored by employers or other organizations. An employer or sponsoring organization (the "Employer") will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the employer or sponsoring organization. We will issue Certificates to eligible employees or members (the "Employees") showing the rights of the Certificate Owner ("Owner" or "you"). The Employee is usually both the Owner and the Insured under a Certificate unless a different Owner is designated by the Employee.

The Certificate is a long-term investment designed to provide significant life insurance benefits. This prospectus provides information that a prospective owner should know before investing in the Certificate. You should consider the Certificate in conjunction with other insurance you own. Replacing any existing life insurance with this Certificate may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Certificate or to take withdrawals from another Certificate you own to make premium payments under this Certificate.

Paragon Separate Account B (the "Separate Account") consists of a number of Divisions (Divisions may be referred to as "Investment Divisions" in your Certificate and marketing materials) each of which invests solely in an underlying fund (the "Fund"). You may allocate net premiums to the Divisions that invest in the Funds available in your group insurance Plan or to the Fixed Account.

PLEASE SEE THE FUND SUPPLEMENT IMMEDIATELY FOLLOWING THIS PROSPECTUS FOR A LIST OF THE FUNDS AVAILABLE FOR YOUR GROUP INSURANCE PLAN. The Fund Supplement describes the Funds briefly. A more detailed description of the Funds is contained in the Fund prospectuses. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 756-0124.

PLEASE NOTE THAT THE CERTIFICATES AND THE FUNDS:

     .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

     .   ARE NOT FEDERALLY INSURED;

     .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

     .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE CERTIFICATE OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                 PAGE
                                                                 ----
          Certificate Benefits/Risks Summary....................
          Fee Tables............................................   7
          Issuing The Group Policy and The Certificates.........   9
          Premiums..............................................  14
          The Company and the Fixed Account.....................  17
          The Separate Account and the Funds....................  18
          Certificate Values....................................  22
          Certificate Benefits..................................  23
          Certificate Lapse and Reinstatement...................  35
          Charges and Deductions................................  36
          Federal Tax Matters...................................  40
          Additional Benefits and Riders........................  44
          Distribution of the Group Policy and the Certificates.  45
          General Provisions of the Group Policy................  47
          General Matters Relating to the Certificate...........  48
          Glossary..............................................  51

                      CERTIFICATE BENEFITS/RISKS SUMMARY

This Certificate is a variable universal life insurance Certificate. The Certificate is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Certificate, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the Fixed Account, the premiums you pay, the Certificate fees and charges we deduct, and the effect of any Certificate transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Certificate is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Certificate is excludible from the gross income of the beneficiary under that Certificate, and the Certificate Owner is not deemed to be in constructive receipt of the cash value of the Certificate until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Certificate's important benefits and risks. The sections in the Prospectus following this summary discuss the Certificate's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

CERTIFICATE BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Employer may elect to remit planned premiums on your behalf equal to an amount you authorize to be deducted from your wages or otherwise make available to the Employer. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate. A free look period also applies if you request an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Benefits Rider.

You may choose between two death benefit options available under the Certificate. After the first Certificate Anniversary, you may change the death benefit option while the Certificate is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

     . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Certificate or, if greater, a percentage of Cash Value based on federal tax law requirements.

     . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Certificate plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Policies and Employer-sponsored programs.

So long as a Certificate remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Certificate to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Certificate was issued.

ACCELERATED BENEFITS RIDER. Under the Accelerated Benefits Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider.


ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE RIDER. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured's death or the Insured's loss of a body part or bodily function.


SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Certificate is in effect, you may elect to surrender the Certificate and receive its Cash Surrender Value. A surrender may have tax consequences.

PARTIAL WITHDRAWALS. You may request to withdraw part of the Cash Surrender Value once each Certificate Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Certificate will lapse (terminate without value).

TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account or Fixed Account. There are restrictions on transfers involving the Fixed Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."

LOANS. You may borrow against the Cash Value of a Certificate. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and the Fixed Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Certificate Loan at a maximum annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. Loans may have tax consequences.

OTHER CERTIFICATE BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Certificate may exercise all of the rights and options described in the Certificate. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE. Acceptance of an application for a Certificate is subject to our underwriting rules. We generally will issue the Certificate and any Dependent's Life Benefits Rider applied for by an Employee pursuant to our guaranteed issue procedure. Under this procedure, the Employee purchasing a Certificate for the first time must answer qualifying questions in the application for Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Certificates guaranteed issue and simplified issue healthy individuals will pay higher cost of insurance rates than they would under substantially similar certificates using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

FIXED ACCOUNT. You may place money in the Fixed Account where it earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT. You may direct the money in your Certificate to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed in the Fund Supplement for your Plan.

CASH VALUE. Cash Value is the sum of your amounts in the Fixed Account, the Loan Account, and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, interest we credit to the Fixed Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Certificate. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Plans may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Certificate, other than in a single sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

PAID-UP CERTIFICATE BENEFIT. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid-up" benefit. ("Paid-up" means no further premiums are required.)

CERTIFICATE RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Certificate fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Certificate could lapse without value, unless you pay additional premium.

If you allocate premiums to the Fixed Account, then we credit your Cash Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

CERTIFICATE LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Certificate may enter a 62-day grace period. We will notify you that the Certificate will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Certificate also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Certificate will be in default and you must pay a specified amount of new premium to prevent your Certificate from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Certificate within three years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.

Depending on the total amount of premiums you pay, the Certificate may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the Certificate will be taxable as ordinary income to the extent there are earnings in the Certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Certificate is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Certificate Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Certificate. Moreover, loans will generally not be treated as distributions prior to termination of your Certificate, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Certificate that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

You should consult a qualified tax adviser for assistance in all Certificate-related tax matters.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Certificate to meet long-term financial goals. To best realize the benefits available through the Certificate including the benefit of tax deferred build-up of Cash Value, you should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate in the near future. THE CERTIFICATE IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Certificate will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Certificate. Partial withdrawals may have tax consequences and may increase the risk that your Certificate will lapse.

LOANS

A Certificate Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Certificate Loan from the Divisions of the Separate Account and/or the Fixed Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Certificate, by the amount of any Indebtedness. Your Certificate may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Certificate Loan may have tax consequences. If you surrender the Certificate or allow the Certificate to lapse or if the Certificate terminates while a Certificate Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

                                  FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Certificate. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Employer chooses which charges, Group A, Group B or Group C, will apply to the Certificates issued to the Employees of the Employer. (See "Issuing the Certificate--Selection of Charge Structure (Group A, Group B and Group C)").

TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Certificate, make partial withdrawals from the Certificate, or transfer Cash Value among the Separate Account Divisions and the Fixed Account.


                                                           MAXIMUM GUARANTEED CHARGE DEDUCTED
--------------------------------------------------------------------------------------------------------
          CHARGE             WHEN CHARGE IS DEDUCTED        GROUP A            GROUP B        GROUP C
--------------------------- ---------------------------  ----------------   ----------------   --------
--------------------------------------------------------------------------------------------------------
PREMIUM CHARGES/(1)/
--------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE      Upon receipt of each        7.75% of each      7.75% of each      None(2)
                            premium payment             premium payment    premium payment
--------------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE          Upon receipt of each        2.25% of each      2.25% of each      None(2)
                            premium payment             premium payment    premium payment
--------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL          Upon each partial
CHARGE                      withdrawal from the
                            Certificate                 The lesser of $25 or 2% of the amount withdrawn
--------------------------------------------------------------------------------------------------------
TRANSFER CHARGE             Upon transfer in excess of
                            12 in a Certificate Year    $25 per transfer
--------------------------------------------------------------------------------------------------------
ACCELERATED BENEFITS RIDER  At the time an accelerated
ADMINISTRATIVE CHARGE       death benefit is paid       $150(3)
--------------------------------------------------------------------------------------------------------

-------------
(1) On the specifications page of your Certificate the premium expense charge and the premium tax charge are combined into one amount that is referred to as the premium expense charge.
(2) For Certificates issued under a Group C charge structure, the premium expense charge and the premium tax charge are not assessed as explicit charges; instead, they are included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C)".
(3)   We do not currently impose this charge.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

      The following table describes the periodic fees and expenses, other than Fund operating expenses, which you will pay during the time that you own the Certificate. The table also includes rider charges that will apply if you purchase any rider(s).


                                                                              MAXIMUM GUARANTEED
             CHARGE                   WHEN CHARGE IS DEDUCTED                   CHARGE DEDUCTED
--------------------------------- --------------------------------  ---------------------------------------   -
-----------------------------------------------------------------------------------------------------------------
Cost Of Insurance Charge(1)       On the Investment Start Date and
                                      each succeeding Monthly
                                            Anniversary
-----------------------------------------------------------------------------------------------------------------

Minimum Charge                                                          $ 0.30 per $1,000 net amount at risk
Maximum Charge                                                          $82.33 per $1,000 net amount at risk
Charge for an Insured,                                                  $ 0.92 per $1,000 net amount at risk
  attained age 45, actively at
  work

                                                                             MAXIMUM GUARANTEED
             CHARGE                      WHEN CHARGE IS DEDUCTED               CHARGE DEDUCTED
---------------------------------- ------------------------------------ --------------------------------------
--------------------------------------------------------------------------------------------------------------
Administrative charge(2)            On the Investment Start Date and      Group A       Group B     Group C
                                       on each succeeding Monthly        $6.50 per       $0(3)       $0(3)
                                               Anniversary              Certificate
                                                                         per month
--------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk                        Daily                 0.90% (annually) of the net assets of
Charge(4)                                                               each Division of the Separate
                                                                                   Account
--------------------------------------------------------------------------------------------------------------

Loan Interest Spread(5)              On each Certificate Anniversary                2.0%
--------------------------------------------------------------------------------------------------------------

Optional Rider Charges(6)
--------------------------------------------------------------------------------------------------------------

Waiver of Monthly Deductions         On rider start date and on each
During Total Disability Rider(7)           Monthly Anniversary
--------------------------------------------------------------------------------------------------------------

Minimum Charge                                                          $0.04 per $1,000 of net amount at risk
Maximum Charge                                                          $9.88 per $1,000 of net amount at risk
Charge for an Insured, attained                                         $0.11 per $1,000 of net amount at risk
  age 45, actively at work
--------------------------------------------------------------------------------------------------------------

Dependent's Life Benefits Rider--    On rider start date and on each
                                           Monthly Anniversary
--------------------------------------------------------------------------------------------------------------

Child                                                                   $0.41 per $1,000 of coverage
--------------------------------------------------------------------------------------------------------------

Spouse/(8)/
--------------------------------------------------------------------------------------------------------------

Minimum Charge                                                          $0.15 per $1,000 of coverage
Maximum Charge                                                          $5.16 per $1,000 of coverage
Charge for a spouse attained                                            $0.45 per $1,000 of coverage
  age 45
--------------------------------------------------------------------------------------------------------------

Accelerated Benefits Rider(9)            See "Accelerated Death Benefit Administrative Charge"
                                                  in Transaction Charges table above.
--------------------------------------------------------------------------------------------------------------

Accidental Death and               On the rider start date and on each       No Separate Maximum
Dismemberment Insurance Rider              Monthly Anniversary


-------------
(1) Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Employer has chosen for the Certificates. The cost of insurance charge is greater for participants in a Plan that uses a Group B or Group C charge structure than those in a Plan that uses a Group A charge structure. (See "Issuing the Certificate--Selection of Charge Structure, Group A, Group B and Group C.") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2) The maximum administrative charge we can apply to any Certificate can vary but will not exceed the amounts in the table. Please refer to the specifications pages of your Certificate for the administrative charge that applies to your Certificate.
(3) For Certificates issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C).
(4) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.

(5) Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. While the amount we charge you is guaranteed not to exceed 8% annually and the amount we credit is guaranteed not to be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%, we also guarantee that the Loan Interest Spread will not be greater than 2%. While a Certificate Loan is outstanding, loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter.

(6) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction. The optional rider charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.
(7) The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by a percentage, typically 12%, that takes into consideration specific requirements of the rider, such as, the length of time you must be disabled before the benefits under the rider will begin and the maximum amount of time for which we will waive the Monthly Deductions. These requirements may vary depending on the rider available under your Plan. Charges for this rider vary based on the Insured's individual characteristics.
(8)   Charges for this rider vary based on the age of the Spouse.
(9) There is no charge for this rider. However, we may deduct an administrative charge from the accelerated death benefit at the time it is paid.


For information concerning compensation paid for the sale of the Group Policy and its Certificates, see "Distribution of the Group Policy and its Certificates."

FUND CHARGES AND EXPENSES

The following table describes the fees and expenses that Funds will pay and that therefore you will indirectly pay periodically during the time that you own your Certificate.

The table shows the minimum and maximum total operating expenses charged by all Funds available for all group insurance Plans for the fiscal year ended December 31, 2017. More detail concerning the fees and expenses for the Funds offered in your Plan is contained in the Fund Supplement for your Plan and in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

           MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                         Minimum    Maximum
                                                                      ---------- ----------
Total Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets, including management
  fees, distribution (12b-1) fees, and other expenses)...............    0.27%      0.76%

                 ISSUING THE GROUP POLICY AND THE CERTIFICATES

GENERAL INFORMATION

An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Variable Universal Life Insurance Plan provided through a Group Policy issued directly to the Employer or provided through the Employer's participation in the Group Policy issued to the Trust is referred to as the "Plan." Employees may own Certificates issued under the Group Policy that covers the Employer's Plan. Whether the Plan is provided through a Group Policy issued directly to the Employer or through the Employer's participation in the Group Policy issued to the Trust will not result in any differences in the rights and benefits of the Employers or Owners of Certificates under the Plan.

The Employer or the Trust owns the Group Policy, but does not have any ownership interest in the Certificates issued under the Group Policy. Rights and benefits under the Certificates inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.

Generally, a Certificate is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Certificates to individuals falling outside that range of Issue Ages, or decline to issue Certificates to individuals within that range of Issue Ages. The Insured under a Certificate is usually an employee of the Employer.

Currently, the minimum initial Face Amount is $10,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Certificate) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Certificate Benefits--Death Benefit.")

On behalf of Owners, the Employer may elect to make planned premium payments under the Plan equal to an amount authorized by Employees to be deducted from their wages or otherwise made available to the Employer. If the Employer does not so elect, we will bill Owners directly for the planned premium payments. In addition, Owners may pay additional premiums.

SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Employer, who chooses which charge structure will apply to the Certificates issued to the Employer's Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Certificate to see which charge structure applies to your Certificate.

The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Certificates in Group A, we assess both of these charges as explicit charges. For Certificates in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A. For Certificates in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A or Group B.

It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Plan. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Certificate administrative charge into an increase in our insurance rates, we must assume an average Certificate Face Amount. If the actual aggregate premiums paid or the actual average Certificate Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the Employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium expenses and taxes) and on an assumed average Certificate Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.

PROCEDURAL INFORMATION

We generally will provide a Plan to Employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Plan. The class(es) of Employees covered by a particular Plan is/are set forth in the Group Policy's specifications pages for that Employer.

Employees wishing to purchase a Certificate under a Plan must complete the appropriate application for insurance and submit it to our authorized representative or us at our Administrative Office. We will issue a Certificate for the Employer to give to each Owner.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

EMPLOYEE ELIGIBILITY. To be eligible to purchase a Certificate, an Employee must be actively at work at the time he or she submits the application for Insurance and on the Effective Date of the Certificate. In addition, the Employer may determine specific classes to which the Employee must belong to be eligible to purchase a Certificate. "Actively at work" means that the Employee must work for the Employer at the Employee's usual place of work (or such other places as required by the Employer) for the full number of hours and the full rate of pay set by the employment practices of the Employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Employer also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Policy specifications pages for that Employer. Employees of any Associated Companies of the Employer will be considered Employees of the Employer. If the Employer is a partnership, a partner may be an Employee.

GUARANTEED ISSUE. We generally will issue the Certificate and any Dependent's Life Benefits Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Certificate. Under this procedure, the Employee is only required to answer qualifying questions in the application for Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Plan.

SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

     .   the Face Amount exceeds the Guaranteed Issue Amount described above;

     .   the Certificate has previously been offered to the Employee;

     . the requirements for guaranteed issue set forth in the application for Insurance are not met; or

     . the Certificate is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a Dependent's Life Benefits rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Insurance.

Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Certificate can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

EMPLOYEE'S SPOUSE. We generally offer coverage for an Employee's spouse through the Dependent's Life Benefits Rider. In certain Plans, we may issue a Certificate to the Employee covering his or her spouse. Before issuing such a Certificate, we must receive an appropriate application for Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. The cost of insurance charge will be based on the age of the Employee or the age of the spouse, depending on the Plan. The Dependent's Life Benefits Rider for a spouse provides only term insurance on the life of the spouse and does not provide for the accumulation of cash value that the Certificate provides.

EFFECTIVE DATE OF THE CERTIFICATE. The Effective Date of the Certificate is the date on which insurance coverage shall take effect and is set forth in the specifications pages of the Certificate. Before the Effective Date of the Certificate can be determined, all of the following conditions must be met:

     .   the appropriate application for Insurance is signed;

     .   the minimum initial premium has been paid prior to the Insured's death;

     .   the Insured is eligible for the Certificate; and

     . the information in the application is determined to be acceptable to the Company.

Once all of these conditions are met, the Effective Date of the Certificate will be the same day of the month as the Plan Anniversary Date. Therefore, the Effective Date of the Certificate will be the same day of the month for all Certificates in a Plan. An employer can choose whether Certificates that meet the above conditions in any month will have an Effective Date of the Certificate that is the current month or the following month. For example, if the Plan Anniversary Date is July 1, 2017 and all the conditions for a particular Certificate are met on October 15, 2017, the employer may choose as the Effective Date of the Certificate either October 1, 2017 or November 1, 2017, and this date will then be shown on the specifications pages of the Certificates.

RIGHT TO EXAMINE CERTIFICATE (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate.

To cancel the Certificate, you should mail or deliver the Certificate directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Certificate--Postponement of Payments.")

FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Certificate specifications pages for the increase.

If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Certificate's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or the Fixed Account, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Certificate belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Certificates, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Certificate. Changing the Owner or assigning the Certificate may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Certificate.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Certificate. For example, we reserve the right to restrict changes in the death benefit option and changes in the Face Amount in the first Certificate Year and thereafter to certain monthly dates determined by the Employer in accordance with the Plan. No change will be permitted that would result in the death benefit under a Certificate being included in gross income for failure to meet the requirements of
Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Certificate directly to the Owner.

MODIFYING THE CERTIFICATE

Any modification or waiver of our rights or requirements under the Certificate must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Certificate.

Upon notice to you, we may modify the Certificate:

     . to conform the Certificate, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Certificate, or our Company, or the Separate Account is subject;

     . to assure continued qualification of the Certificate as a life insurance contract under the federal tax laws; or


     .   to reflect a change in the Separate Account's operation.


If we modify the Certificate, we will make appropriate endorsements to the Certificate. If any provision of the Certificate conflicts with the laws of a jurisdiction that governs the Certificate, we reserve the right to amend the provision to conform to these laws.

                                   PREMIUMS

PREMIUM PAYMENTS

Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the "Payroll Deduction Plan"). You must authorize the amount of the premiums remitted by the Employer. Please note that if the Employer does not remit premiums on a timely basis in accordance with the established premium payment schedule, you may not participate in investment experience under your Certificate until the premium has been received and credited to your Certificate in accordance with our established administrative procedures. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations described below. Premium payments made directly to us should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned premium.

We will apply the minimum initial premium to a Certificate on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Certificate. Notwithstanding the foregoing, premiums that the

Employer remits to cover the next monthly charges due are allocated to, and deducted from, a Certificate's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Employer and us. You may skip planned premium payments. Making planned premium payments does not guarantee that the Certificate will remain in force. The Certificate will not necessarily lapse if you fail to make planned premium payments. (See "Certificate Lapse and Reinstatement.")

PREMIUM LIMITATIONS

Every premium payment (other than a planned premium) paid must be at least $20. We do not accept payment of premiums in cash or by money order. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force.

We have established procedures to monitor whether aggregate premiums paid under a Certificate exceed the current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Certificate. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Certificate Year in which payment is received.

PERFORMANCE GUARANTEES

Your Employer may have negotiated an agreement under the Group Policy whereby we will refund a portion of the premium paid during a specified policy period if we fail to meet certain agreed-upon standards of service ("Performance Guarantees"). We will credit (or remit payment) of such premium refund within a specified period following the end of the policy period as directed by your Employer. Please contact your Employer for information on whether there is a Performance Guarantee, the terms of any such Performance Guarantee, and how a premium refund applicable to any particular policy period will be communicated to you.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify you when we believe that a premium payment will cause a Certificate to become a modified endowment contract. You may request that we refund any premium received that would cause the Certificate to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Certificate, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or the Fixed Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

     . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.

     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

     . The initial net premium will be allocated on the Investment Start Date, which is the later of the Effective Date of the Certificate or the date we receive the initial premium at our Administrative Office.

     . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Certificate, unless otherwise specified.

     . You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Certificate charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE DIVISIONS. Investment performance will affect the Certificate's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.

                       THE COMPANY AND THE FIXED ACCOUNT

THE COMPANY

Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $270.2 billion general account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. Treasury and agency securities, as well as real estate and corporate equity, at December 31, 2017. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

Obligations to Owners and Beneficiaries that arise under the Certificate are obligations of MetLife.

THE FIXED ACCOUNT

The Fixed Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the Fixed Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

RESTRICTIONS ON PARTIAL WITHDRAWALS AND TRANSFERS FROM THE FIXED ACCOUNT. An Owner may withdraw a portion of Cash Value from the Fixed Account. The maximum amount that can be withdrawn in any Certificate Year (through partial withdrawals or transfers) from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction for partial withdrawals from the Fixed Account but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the Fixed Account, it could take a number of years to fully transfer a current balance in the Fixed Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.

Transfers and Partial Withdrawals from the Fixed Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.") The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Certificate.

The Loan Account is part of the Fixed Account.

We have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered the Fixed Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account.

                      THE SEPARATE ACCOUNT AND THE FUNDS

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The investment adviser to certain of the Funds offered with the Group Policy or with other group policies issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

The Separate Account is divided into Divisions, each of which invests in shares of a Fund. The Funds that are available in the Certificate vary by Plan. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our Fixed Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Certificates. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Certificates are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Certificates, then we may, from time to time in the normal course of business, transfer the excess to our Fixed Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Certificates even if that amount exceeds the Certificate's Cash Value in the Separate Account. Any such amount that exceeds the Certificate's Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objective(s) and the investment adviser of each Fund are shown in the fund supplement for your Plan.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Certificates and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Certificates and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Certificates and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Certificates.

On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2017, approximately 85% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Funds which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.

SELECTION OF FUNDS. We select the Funds offered through the Certificate based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We may also consider funds for Plans based on suggestions or requests from Employers. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Certificate resulting from the performance of the Funds you have chosen.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and
(ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

     .   eliminate or combine one or more Divisions;

     .   substitute one Division for another Division; or

     . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Certificate, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

     .   operated as a management company under the 1940 Act;

     . deregistered under that Act in the event such registration is no longer required; or

     .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Certificate to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

                              CERTIFICATE VALUES

CASH VALUE

The Cash Value of the Certificate equals the sum of all values in the Fixed Account, the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Certificate's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CERTIFICATE CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Certificate. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.

CASH VALUE IN THE FIXED ACCOUNT

On each Valuation Date, the Cash Value in the Fixed Account will equal:

     . the amount of the Net Premiums allocated or Cash Value transferred to the Fixed Account; PLUS

     . interest at a rate that will not be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%; PLUS

     . any excess interest which we credit and any amounts transferred into the Fixed Account; LESS

     . the sum of all Certificate charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

The Certificate's Cash Value in the Separate Account equals the sum of the Certificate's Cash Values in each Division of the Separate Account. At the end of each Valuation Period, the Cash Value in a Division will equal:

     . the value in the Division on the preceding Valuation Date multiplied by the "experience factor" for the current Valuation Period; PLUS

     . all net premiums, loan repayments and Cash Value transfers into the Division during the Valuation Period; MINUS

     . all partial withdrawals, loans and Cash Value transfers out of the Division during the Valuation Period; MINUS

     . the portion of any transfer charge allocated to the Cash Value in the Division during the Valuation Period; MINUS

     . if a Monthly Anniversary occurs during the current Valuation Period, the portion of the Monthly Deduction charged to the Division during the current Valuation Period.

The "experience factor" is calculated by taking the net asset value of the underlying Fund at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distribution paid by the Fund during the current Valuation Period; minus any per share charge for our taxes and for any reserve for taxes; and dividing by the net asset value per share at the end of the preceding Valuation Period. We also subtract the Mortality and Expense Charge at a rate not to exceed .002454% for each day in the Valuation Period (an annual rate of 0.90%).

                             CERTIFICATE BENEFITS

DEATH BENEFIT

As long as the Certificate remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Certificate.

Death benefit proceeds equal:

     .   the death benefit (described below); PLUS

     .   any additional insurance provided by rider; MINUS

     .   any unpaid monthly deductions; MINUS

     .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Certificate ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Certificate--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Certificate's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Certificate surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policy Owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Certificate's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation including complete names and complete address if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.

DEATH BENEFIT OPTIONS

The Certificate provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Plans, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.

Under Option A, the death benefit is:

     .   the current Face Amount of the Certificate or, if greater,

     .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Certificate Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Certificate Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

     . the current Face Amount plus the Cash Value of the Certificate or, if greater,

     . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Certificate Anniversary, you may change the death benefit option. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Certificate being disqualified as a life insurance contract under
Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

CHANGING FACE AMOUNT

You select the Face Amount when applying for the Certificate. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Certificate (without changing the death benefit option) after the first Certificate Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Certificate. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

FACE AMOUNT INCREASES. If you are paying premiums under a Payroll Deduction Plan, you may increase the Face Amount and under certain conditions may do so without providing evidence of insurability. These conditions vary from Plan to Plan and may include a change in family status due to marriage, divorce or the addition of a child (subject to maximum increase amounts) or an increase in your salary provided you have not previously declined any such increase in your Face Amount. The conditions and requirements that apply to your Plan are set forth in the Certificate. If evidence of insurability is not required, the increase will generally become effective on the Monthly Anniversary on or following the date of the request.

FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, $10,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

MANDATORY FACE AMOUNT DECREASES PROVISION. Your Certificate may contain a provision that would reduce the Face Amount as the Insured attains various ages. The ages at which a reduction will be triggered and the amount of the reduction may vary from Plan to Plan but will apply consistently to all Certificates issued under the Plan. Please refer to your Certificate to determine if it contains this provision and if so, what ages and percentages apply.

An example of how the provision will work is as follows: a Certificate may provide that on or after age 65, the Face Amount will be reduced to 65% of the Face Amount in effect on the day before the Insured's 65th birthday (the "pre-65 Face Amount"). At age 70, the Face Amount will be 45% of the pre-65 Face Amount, at age 75, the Face Amount will be 30% of the pre-65 Face Amount and at age 80 or older, the Face Amount will be 20% of the pre-65 Face Amount.

A decrease in the Face Amount will result in a decrease in Death Benefit. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal law, we will (at your election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

ACCELERATED DEATH BENEFITS

We offer an Accelerated Benefits Rider that permits you to elect to receive an accelerated payment of a portion of the Certificate's death benefit in a reduced amount if the Insured is terminally ill. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Certificate or requesting payment of an accelerated death benefit.

PAID-UP CERTIFICATE BENEFIT

You can choose to terminate the Certificate's usual death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid-up" benefit under the Certificate. The single premium is the amount required to fund a paid-up benefit under the Certificate, that is, one that requires no further premium payments. If you choose to use only a part of the Cash Surrender Value to purchase the paid-up benefit, you will receive in cash any remaining Cash Surrender Value that you did not elect to have used as a paid-up benefit. The paid-up benefit must not be more than can be purchased using the Certificate's Cash Surrender Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000. Once you have elected a paid-up benefit, you may no longer allocate Cash Value to the Separate Account or the Fixed Account. There is no fee for electing a paid-up benefit.

Because the death benefit under a paid-up benefit Certificate is calculated as the amount that will remain in force without payment of any further cost of insurance charges, it is generally significantly less than the Certificate's usual death benefit. In addition, if you choose not to use all of the Cash Surrender Value toward the purchase of the paid-up benefit, the death benefit will be further reduced.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Certificate is in force, you may surrender the Certificate, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Certificate--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.

SURRENDER. You may surrender the Certificate by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Certificate to our Administrative Office along with the request to surrender the Certificate. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Certificate. We can provide a lost Certificate upon request.

Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Certificate on a Monthly

Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Certificate will terminate as of the date of surrender and cannot be reinstated.

PARTIAL WITHDRAWALS. You may make up to one partial withdrawal each Certificate Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Cash Surrender Value less twice the amount of the Monthly Deduction just prior to the partial withdrawal. While we are currently allowing partial withdrawals in an amount, including the partial withdrawal transaction charge, equal to the Cash Surrender Value, we reserve the right to reduce the maximum withdrawal amount by twice the amount of the Monthly Deduction. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. In addition, the maximum amount that can be withdrawn in any Certificate Year, from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction on partial withdrawals from the Fixed Account but reserve our right to do so in the future. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the Fixed Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Fixed Account and the Divisions on a pro-rata basis (that is, based on the proportion that the Certificate's Cash Value in the Fixed Account and in each Division bears to the unloaned Cash Value of the Certificate). If restrictions on amounts that may be withdrawn from the Fixed Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division and/or the Fixed Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the Fixed Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division and/or in the Fixed Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $10,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Certificate Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Certificate and between the Divisions and the Fixed Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The maximum amount that can be transferred in any Certificate Year from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). The following terms apply to transfers under a
Certificate:

     . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.


     . We will consider all transfer requests received on the same Valuation Day as a single transfer request.


     . The minimum amount that you must transfer is currently $200 (however, we reserve the right to increase this minimum amount up to $500), or, if less, the Certificate's Cash Value in a Division or in the Fixed Account. (We are not currently enforcing this restriction for transfers from the Fixed Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Certificate Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

     . We may impose a charge of $25 for each transfer in excess of twelve in a Certificate Year.

     . The Company may modify the privilege of transferring amounts to or from the Fixed Account at any time.

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Certificates (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (these Funds, referred to as the "Monitored Funds," are identified in the Fund Supplement for your Plan) and we monitor transfer activity in those Monitored Funds.

We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Certificate to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Certificate. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Certificates. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

In addition, Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Division that invests in a money market fund or an ultra short-term bond fund to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Certificate's Cash Value in the Division that invests in a money market fund or an ultra short-term bond fund must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.

LOANS

LOAN PRIVILEGES. You may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Certificate, with the Certificate serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

     (a) is 85% of the Cash Value of the Certificate on the date the Certificate Loan is requested; and

     (b)   is the amount of any outstanding Indebtedness.

The minimum amount that you may borrow is currently $200, however we reserve the right to increase this minimum amount up to $500. We will ordinarily pay any amount due to you under a Certificate Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.

We will process each loan request using the Cash Value determined at the end of the Valuation Period during which we receive your request.

When a Certificate Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Certificate Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the Fixed Account in the same proportion that the Certificate's Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value. This will reduce the Certificate's Cash Value in the Separate Account and the Fixed Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

INTEREST RATE CHARGED FOR CERTIFICATE LOANS. We charge you interest not to exceed 8% per year on a loan. Loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the Fixed Account in the same proportion that the Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value.

LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The Loan Account interest credited will be transferred to the Divisions and the Fixed Account: (i) at least each Plan Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction. We also guarantee that the Loan Interest Spread will not be greater than 2%.

REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Certificate is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Fixed Account and the Separate Account Divisions in the same proportions as Net Premiums are then being allocated.

We will treat amounts paid while a Certificate Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.

EFFECT OF CERTIFICATE LOANS. Whether or not repaid, a Certificate Loan will permanently affect the Cash Value and Cash Surrender Value of a Certificate, and may permanently affect the amount of the death benefit. This is because the collateral for the Certificate Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Certificate values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Certificate values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Certificate.

There are risks associated with taking a Certificate Loan, including the potential for a Certificate to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Certificate is a MEC, then a Certificate Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Certificate is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Certificate that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Certificate stays in force. You should seek competent advice before requesting a Certificate loan.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Certificate is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Certificate will mature on the Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate.

TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Certificate changes, subject to the following conditions.

     . We will employ reasonable procedures to confirm that instructions are genuine.

     . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.

     . We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Certificates for any reason.

You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Certificates. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Certificate transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

                      CERTIFICATE LAPSE AND REINSTATEMENT

LAPSE

A Certificate may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Certificate also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Certificate will remain in force until the Maturity Date.

We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless you have surrendered the Certificate, you may reinstate a lapsed Certificate by written application at any time while the Insured is alive and within three years after the end of the Grace Period and before the Maturity Date. You may not reinstate a lapsed Certificate if the Plan has been terminated and the Plan would not permit you to retain your Certificate.

Reinstatement is subject to the following conditions:

     . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

     . Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and
         (b) two times the monthly deduction due at the time of reinstatement.

     . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If you reinstate a lapsed Certificate and elect to reinstate the Indebtedness existing immediately before the Certificate lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Certificate. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Certificate is reinstated after 90 days of lapse, a new Certificate will be issued to you. The effective date of the new Certificate will be the Monthly Anniversary on or next following the date we approve the application for reinstatement. There will be a full monthly deduction for the Certificate Month that includes that date.

                            CHARGES AND DEDUCTIONS

We will deduct certain charges under the Certificate in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume; and (iv) our profit expectations.

Services and benefits we provide:

     .   the death benefit, cash and loan benefits under the Certificate,

     .   investment options, including premium allocations,

     .   administration of elective options and

     .   the distribution of reports to Owners

Costs and expenses we incur:

     . costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders)

     .   overhead and other expenses for providing services and benefits

     .   sales and marketing expenses,

     . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

     . that the costs of providing the services and benefits under the Certificates exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Fixed Account and the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge will not exceed 7.75%.

PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. The premium tax charge will not exceed 2.25%.

To cover these premium expenses and taxes, we will either assess an explicit premium expense charge and premium tax charge or increase our insurance rates to cover these premium expenses and taxes. If your Employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium expense charge and premium tax charge. If your Employer chooses the Group C charge structure, we will not assess an explicit premium expense charge and premium tax charge but will include them in our insurance rates resulting in a higher cost of insurance charge.

On the specifications page of your Certificate the premium expense charge and the premium tax charge are combined into one amount that is referred to as the premium expense charge.

PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

TRANSFER CHARGE. You may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Certificate Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the Fixed Account in the same proportion that the Certificate's Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

     .   the cost of insurance charge;

     .   a monthly administrative charge (if applicable);

     .   the charges for any riders.

COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Certificate Month) to compensate us for underwriting the death benefit and for certain administrative costs and to cover state and local premium tax. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Certificate Month in which the charge is calculated. The charge may vary from Certificate to Certificate and from Certificate Month to Certificate Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals:
(i) the death benefit at the beginning of the Certificate Month; LESS (ii) the Cash Value at the beginning of the Certificate Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals: (i) the death benefit at the beginning of the Certificate Month; less (ii) the Cash Value at the beginning of the Certificate Month.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Certificates on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Certificate is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Certificate.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Certificate. The guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 2001 CSO Table.

NET AMOUNT AT RISK. The net amount at risk is affected by investment performance, loans, payments of premiums, Certificate fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.

MONTHLY ADMINISTRATIVE CHARGE. We assess either an explicit monthly administrative charge from each Certificate or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Certificate changes, preparing and mailing reports, and overhead costs. If your Employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Certificate. The maximum administrative charge we can apply to any Certificate can vary but will not exceed $6.50 per Certificate per month. Please refer to your Certificate Schedule Page for the administrative charge that applies to your Certificate. If your Employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.

These charges are guaranteed not to increase over the life of the Certificate. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Plan, we may modify the charge for that Plan.

CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Plans may not offer certain riders.

     . WAIVER OF MONTHLY DEDUCTIONS DURING TOTAL DISABILITY RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by 12%.

     . DEPENDENT'S LIFE BENEFITS RIDER (for both children and spouse or for children coverage only or spouse coverage only). This rider provides for term insurance on the Insured's children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided.

     . ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE RIDER. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured's death or the Insured's loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate's face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefits identified in the rider may be payable if the specified conditions are met.

     . ACCELERATED BENEFITS RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.002454% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificate will exceed the amounts realized from the administrative charges assessed against the Certificate.

LOAN INTEREST CHARGE. We charge interest on Certificate loans at a maximum annual interest rate of 8.00%, payable in arrears on each Certificate anniversary or for the duration of the Certificate Loan, if shorter. We also will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower that the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We also guarantee that the Loan Interest Spread will not be greater than 2%.

FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Certificates are sold; (2) differences in actual or expected risks, expenses, including sales and administrative expenses, Certificate persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Certificate pricing that we may implement from time to time. Generally, the attributes of each group make it likely that its cost of insurance rates will be distinct from those of other groups. We may take into account additional information provided by prospective Employers in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Certificate owner within a group. Any such variations may apply to existing Certificates as well as to Certificates issued in the future, except that the charges under any Certificate may never exceed the maximums therein.

FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fund Supplement for your Plan.

                              FEDERAL TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Certificate and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Certificate. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CERTIFICATE

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Owner of a Certificate should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Certificates from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Certificates to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF CERTIFICATE BENEFITS

IN GENERAL. We believe that the death benefit under a Certificate should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the Owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Certificate cash value until there is a distribution. When distributions from a Certificate occur, or when loans are taken out from or secured by a Certificate, the tax consequences depend on whether the Certificate is classified as a modified endowment contract.

MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC. In general, a Certificate will be classified as a MEC if the amount of premiums paid into the Certificate causes the Certificate to fail the "7-pay test." A Certificate will fail the 7-pay test if at any time in the first seven Certificate years, or in the seven years after a "material 38 change," the amount paid into the Certificate exceeds the sum of the level premiums that would have been paid at that point under a Certificate that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Certificate during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Certificate had originally been issued at the reduced Face Amount. If there is a "material change" in the Certificate's benefits or other terms, even after the first seven years, the Certificate may have to be retested as if it were a newly issued Certificate. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Certificate from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Certificate will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Certificate transaction will cause the Certificate to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Certificates classified as modified endowment contracts are subject to the following tax rules:

     (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Certificate only after all gain has been distributed.

     (2) Loans taken from or secured by a Certificate classified as a modified endowment contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.

If a Certificate becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM CERTIFICATES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Certificate that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Certificate and only after the recovery of all investment in the Certificate as gain taxable as ordinary income. However, distributions during the first 15 Certificate years accompanied by a reduction in Certificate benefits, including distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans from or secured by a Certificate that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Certificate that is not a modified endowment contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE CERTIFICATE. Your investment in the Certificate is generally your aggregate premiums. When a distribution is taken from the Certificate, your investment in the Certificate is reduced by the amount of the distribution that is tax-free.

CERTIFICATE LOANS. In general, interest on a Certificate loan will not be deductible. If a Certificate loan is outstanding when a Certificate is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Certificate gain.

Before taking out a Certificate loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.

MULTIPLE CERTIFICATES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

ACCELERATED BENEFITS RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting payment under this rider.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF CERTIFICATES. If a Certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Certificate. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Certificate, this Certificate could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a Certificate.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Certificate, retained incidents of ownership at death, or made a gift transfer of the Certificate within 3 years of death. If the Owner was not the Insured, the fair market value of the Certificate would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding
U.S., state, and foreign taxation with respect to a Certificate purchase.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

We have the right to modify the Certificate in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Certificate and do not intend the above discussion as tax advice.

OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Certificate owners since the Company is the owner of the assets from which the tax benefits are derived.

                        ADDITIONAL BENEFITS AND RIDERS

We currently offer the following riders under the Certificate:

     .   Waiver of Monthly Deductions During Total Disability Rider

     .   Dependent's Life Benefits Rider (for children and/or spouse)

     .   Accidental Death and Dismemberment Insurance Rider

     .   Accelerated Benefits Rider

The Accelerated Benefits Rider is included in all Certificates in states where the rider has been approved and cannot be terminated by the Employer or the Owner. The Employer may select one or more of the other riders as available riders for the Certificate issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Certificate as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

You may select from among the riders chosen for the group by the Employer. The exceptions are the Waiver of Monthly Deductions During Total Disability Rider and the Accidental Death and Dismemberment Insurance Rider; once these riders are selected by the Employer, all Certificates are issued with these riders. All riders chosen by the Employer, except the Waiver of Monthly Deductions During Total Disability Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Certificate. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

             DISTRIBUTION OF THE GROUP POLICY AND THE CERTIFICATES

DISTRIBUTING THE GROUP POLICY AND THE CERTIFICATES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Group Policy and the Certificates. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policy and the Certificates (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company may enter into selling agreements with broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Certificate.

We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

                        OPTION  FIRST YEAR RENEWAL YEARS
                        ------  ---------- -------------
                          1        A+B          a+b
                          2        A+B          a+c
                          3      A+X+Y+Z         a

A = 25% of premiums that do not exceed the cost of insurance assessed during the first Certificate Year.

B = 1% of premiums in excess of the cost of insurance assessed during the first Certificate Year.

a = 25% of premiums that do not exceed the cost of insurance assessed during the respective Certificate Year.

b = 1% of premiums in excess of the cost of insurance assessed during that Certificate Year.

c = Up to 0.25% per year of the average Cash Value of a Certificate during a Certificate Year.

X = 20% of the first Certificate Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

Y =   2% of any unscheduled premiums received.

Z = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; (4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call
(800) ASK-4MET.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy or from the Fixed Account of the Company.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                    GENERAL PROVISIONS OF THE GROUP POLICY

ISSUANCE

An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Policy will be issued to the Employer upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at our Administrative Office.

PREMIUM PAYMENTS

The Employer may elect to remit planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages or otherwise makes available to the Employer.

All planned premiums under a Plan must be specified in advance. The planned premium payment interval is agreed to by the Employer and us. Before each planned payment interval, we will furnish the Employer with a statement of the planned premium payments to be made under the Plan or such other notification as has been agreed to by the Employer and us.

GRACE PERIOD AND TERMINATION

If the Employer does not remit planned premium payments in a timely fashion, the Employer's participation in the Group Policy will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Employer does not remit premiums before the end of the grace period, the Employer's participation in the Group Policy will terminate. If the Plan permits an Owner to retain his Certificate after termination of the Employer participation in the Group Policy, the insurance coverage provided by the Certificate will continue provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Plan does not permit an Owner to retain his Certificate, the Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. In addition we may terminate a Group Policy issued to an Employer or an Employer's participation in the Group Policy issued to the Trust under certain conditions and upon 90 days written notice to you. (See "Effect of Termination of Employer Participation in the Group Policy.")

INCONTESTABILITY

We cannot contest statements made by the Employer when applying for the Group Policy issued directly to the Employer, or when applying for participation in the Group Policy issued to the Trust, after the Group Policy issued directly to the Employer has been in force for two years from the date of issue of the Group Policy, or after two years from the effective date of the Employer's participation in the Group Policy issued to the Trust.

OWNERSHIP OF GROUP POLICY

The Employer or the Trust owns the Group Policy. A Group Policy issued directly to an Employer or an Employer's participation in the Group Policy issued to the trust may be changed or ended by agreement between us and the Employer without the consent of, or notice to, any person claiming rights or benefits under the Group Policy. However, the Employer does not have any ownership interest in the Certificates issued under the Group Policy. The rights and benefits under the Certificates inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Certificates.

                  GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

     .   the SEC by order permits postponement for the protection of Owners; or

     . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the Fixed Account for not more than six months.

Payments under the Certificate of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the Fixed Account and the payment of Certificate loans allocated to the Fixed Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest for the period of the deferment at a rate that will not be less than the guaranteed Fixed Account crediting rate applicable to your Group Policy.

EFFECT OF TERMINATION OF EMPLOYER PARTICIPATION IN THE GROUP POLICY

Your Employer can terminate its participation in the Group Policy or change the Plan to end coverage for a class or classes of Employees of which you are a member. In addition, the Group Policy may contain a provision that allows us to terminate your Employer's participation in the Group Policy if:

     . during any twelve month period, the total Face Amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or

     . your Employer makes available to its employees another life insurance product.

Your Employer and MetLife must provide ninety days written notice to each other before terminating participation in the Group Policy. We will also notify you if we or your Employer terminate participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through the Payroll Deduction Plan and that no new Certificates will be issued to Employees in your Employer's group.

If your Employer or MetLife terminates your Employer's participation in the Group Policy, whether you will remain an Owner of your Certificate depends on your Plan.

Under some Plans, you will remain an Owner of your Certificate even if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee's employment ends. You cannot have elected a paid-up Certificate and, in certain Plans, your Certificate must have been in force for more than two years. If a Certificate was issued to you covering your spouse, you will remain the Owner of that Certificate as well. We will bill you for planned premiums and you will have to pay us directly. A new planned premium schedule will be established with payments no more frequently than quarterly (unless you utilize the authorized electronic funds transfer option). We may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.") Your payments may change as a result of higher administrative charges and higher current cost of insurance charges but the charges will never be higher than the guaranteed amounts for these charges. Also, we may no longer consider you a member of your Employer's group for purposes of determining cost of insurance rates and charges.

Under other Plans, if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee's employment ends, we will terminate your Certificate. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you. We may pay any Cash Value allocated to the Fixed Account over a period of up to five years in equal annual installments. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Certificate Benefits.")

You also have the option of choosing a paid-up Certificate (See "Certificate Benefits--Paid-up Certificate Benefit"). In addition, you may convert your Death Benefit into a new individual policy of life insurance from us without evidence of insurability but you must complete an application and the new policy will have new benefits and charges. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.

STATE VARIATIONS

This prospectus describes all material features of the Certificate. However, we will also issue you a Certificate , which is a separate document from the prospectus. There may be differences between the description of the Certificate contained in this prospectus and the Certificate issued to you due to differences in state law. Please consult your Certificate for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Certificate and any applicable endorsements and riders. The language in the prospectus determines your rights under the federal securities laws.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Certificates.

FINANCIAL STATEMENTS


The financial statements of the Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI). The financial statements of the Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.


                                   GLOSSARY

Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.

Attained Age--The Issue Age of the Insured plus the number of completed Certificate Years.

Associated Companies--The companies listed in a Group Policy's specifications pages that are under common control through stock ownership, contract or otherwise, with the Employer.

Beneficiary--The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus.

Cash Value--The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Fixed Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Certificate on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Certificates issued under Group Policies, setting forth or summarizing the Owner's rights and benefits.

Certificate Anniversary--The same date each year as the Plan Anniversary Date.

Certificate Month--A month beginning on the Monthly Anniversary.

Certificate Year--A period beginning on a Certificate Anniversary and ending on the day immediately preceding the next Certificate Anniversary.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date of the Certificate--The date on which insurance coverage shall take effect for an Insured.

Employee--A person who is employed and paid for services by an Employer on a regular basis and who is an eligible employee under the Employer's Plan. To qualify as an employee, a person ordinarily must work for an Employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An employee may include a partner in a partnership if the Employer is a partnership. An employee may also refer to members of sponsoring organizations.

Employer--The Employer, association, or sponsoring organization that is issued a Group Policy or participates in the Group Policy issued to the trust.

Face Amount--The minimum death benefit under the Certificate so long as the Certificate remains in force.

Fixed Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Certificates as an option.

Group Policy--A group variable universal life insurance policy issued by the Company to the Employer or to the MetLife Group Insurance Trust or similar trust.

Indebtedness--The sum of all unpaid Certificate Loans and accrued interest charged on loans.

Insurance--Insurance provided under a Group Policy on an Employee or an Employee's spouse.

Insured--The person whose life is insured under a Certificate.

Investment Start Date--The date the initial premium is applied to the Fixed Account and to the Divisions of the Separate Account. This date is the later of the Effective Date of the Certificate or the date the initial premium is received at our Company's Administrative Office.

Issue Age--The Insured's Age as of the date the Certificate is issued.

Loan Account--The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company's general account assets.

Loan Value--The maximum amount that may be borrowed under a Certificate after the first Certificate Anniversary.

Maturity Date--The Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate. (Also the final date of the Certificate.)

Monthly Anniversary--The same date in each succeeding month as the Effective Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium charges.

Owner (or you)--The Owner of a Certificate, as designated in the application or as subsequently changed.

Plan--The Group Variable Universal Life Insurance Plan for Employees of the Employer provided under a Group Policy issued directly to the Employer or through participation of the Employer in the Group Policy issued to the MetLife Group Insurance Trust or similar trust.

Plan Anniversary Date--The effective date of the Plan set forth on the specifications page of your Certificate.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Certificate.

Spouse--An employee's legal spouse.

Valuation Date--Each day that the New York Stock Exchange is open for regular trading.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Certificate, you should read the SAI dated the same date as this prospectus. It includes additional information about the Certificates and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Certificate, please call 1-800-756-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Certificate. Information about us and the Certificate (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES
                                (METFLEX GVUL)

                        SUPPLEMENT DATED APRIL 30, 2018
                      TO PROSPECTUS DATED APRIL 30, 2018

This document is a supplement to the prospectus dated April 30, 2018 (the "prospectus") for the Group Variable Universal Life Insurance Policies and Certificates issued by Metropolitan Life Insurance Company ("we," "us"). This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Policy and the Certificates. In this supplement, we describe the Funds that are available to you under your Plan.

FUNDS

The following Funds are available for investment of net premiums and Cash Value under your Certificate:

AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 1
   American Funds New World Fund(R)
   American Funds U.S. Government/AAA-Rated Securities Fund

BRIGHTHOUSE FUNDS TRUST I -- CLASS A
   Brighthouse/Wellington Large Cap Research Portfolio
   ClearBridge Aggressive Growth Portfolio
   Oppenheimer Global Equity Portfolio

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
   BlackRock Capital Appreciation Portfolio
   BlackRock Ultra-Short Term Bond Portfolio
   MetLife Aggregate Bond Index Portfolio
   MetLife Mid Cap Stock Index Portfolio
   MetLife MSCI EAFE(R) Index Portfolio
   MetLife Russell 2000(R) Index Portfolio
   MetLife Stock Index Portfolio
   MFS(R) Total Return Portfolio
   MFS(R) Value Portfolio
   Western Asset Management Strategic Bond Opportunities Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- INITIAL CLASS
   Freedom 2020 Portfolio
   Freedom 2030 Portfolio
   Freedom 2040 Portfolio
   Freedom 2050 Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
   Limited-Term Bond Portfolio

FUND CHARGES AND EXPENSES

The following tables describe the fees and expenses that the Fund will pay and that therefore you will indirectly pay periodically during the time you own your Certificate.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2017. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

The second table shows the annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2017, as a percentage of the Fund's average daily net assets for the year.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                       Minimum Maximum
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (expenses that are deducted from
Fund assets, including management fees, distribution and/or service
(12b-1) fees, and other expenses).....................................  0.27%   0.76%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.


                                                         DISTRIBUTION                                              NET
                                                            AND/OR             ACQUIRED   TOTAL    FEE WAIVER     TOTAL
                                                           SERVICE               FUND    ANNUAL      AND/OR      ANNUAL
                                              MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
FUND                                             FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
-------------------------------------------   ---------- ------------ -------- -------- --------- ------------- ---------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 1
   American Funds New World Fund(R)..........  0.70%        --        0.06%      --      0.76%         --        0.76%
    American Funds U.S. Government/
     AAA-Rated Securities Fund...............  0.34%        --        0.02%      --      0.36%         --        0.36%
BRIGHTHOUSE FUNDS TRUST I -- CLASS A
   Brighthouse/Wellington Large Cap
   Research Portfolio........................  0.56%        --        0.02%      --      0.58%       0.04%       0.54%
    ClearBridge Aggressive Growth
     Portfolio...............................  0.55%        --        0.03%      --      0.58%       0.02%       0.56%
    Oppenheimer Global Equity Portfolio......  0.66%        --        0.04%      --      0.70%       0.10%       0.60%
BRIGHTHOUSE FUNDS TRUST II -- CLASS A
   BlackRock Capital Appreciation
   Portfolio.................................  0.69%        --        0.03%      --      0.72%       0.09%       0.63%
    BlackRock Ultra-Short Term Bond
     Portfolio...............................  0.35%        --        0.04%      --      0.39%       0.03%       0.36%
   MetLife Aggregate Bond Index
   Portfolio.................................  0.25%        --        0.03%      --      0.28%       0.01%       0.27%
   MetLife Mid Cap Stock Index Portfolio.....  0.25%        --        0.04%    0.01%     0.30%         --        0.30%
   MetLife MSCI EAFE(R) Index Portfolio......  0.30%        --        0.07%    0.01%     0.38%         --        0.38%
   MetLife Russell 2000(R) Index Portfolio...  0.25%        --        0.06%    0.01%     0.32%         --        0.32%
   MetLife Stock Index Portfolio.............  0.25%        --        0.02%      --      0.27%       0.01%       0.26%
   MFS(R) Total Return Portfolio.............  0.56%        --        0.05%      --      0.61%         --        0.61%
   MFS(R) Value Portfolio....................  0.62%        --        0.02%      --      0.64%       0.06%       0.58%
    Western Asset Management Strategic
     Bond Opportunities Portfolio............  0.56%        --        0.04%      --      0.60%       0.06%       0.54%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS --
INITIAL CLASS
    Freedom 2020 Portfolio...................    --         --          --     0.58%     0.58%         --        0.58%

                                                           DISTRIBUTION                                              NET
                                                              AND/OR             ACQUIRED   TOTAL    FEE WAIVER     TOTAL
                                                             SERVICE               FUND    ANNUAL      AND/OR      ANNUAL
                                                MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
FUND                                               FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
--------------------------------------------    ---------- ------------ -------- -------- --------- ------------- ---------
    Freedom 2030 Portfolio.....................    --         --         --      0.65%     0.65%        --         0.65%
    Freedom 2040 Portfolio.....................    --         --         --      0.68%     0.68%        --         0.68%
    Freedom 2050 Portfolio.....................    --         --         --      0.68%     0.68%        --         0.68%
    T. ROWE PRICE FIXED INCOME SERIES, INC.
    Limited-Term Bond Portfolio................  0.70%        --         --        --      0.70%        --         0.70%

 The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from April 30, 2018 through April 30, 2019. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.


 Certain Funds that have "Acquired Fund Fees and Expenses" may be "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


FUND INVESTMENT OBJECTIVE, ADVISER AND SUBADVISER

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund. More information regarding the Funds is contained in the prospectus for each Fund.


FUND                                        INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
----                                        --------------------           -----------------------------
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 1
American Funds New World Fund(R)     Seeks long-term capital              Capital Research and Management
                                     appreciation.                        Company/SM/
American Funds U.S. Government/      Seeks a high level of current
  AAA-Rated Securities Fund          income consistent with preservation  Capital Research and Management
                                     of capital.                          Company/SM/
BRIGHTHOUSE FUNDS TRUST I --
  CLASS A
Brighthouse/Wellington Large Cap     Seeks long-term capital              Brighthouse Investment Advisers,
  Research Portfolio                 appreciation.                        LLC Subadviser: Wellington
                                                                          Management Company LLP
ClearBridge Aggressive Growth        Seeks capital appreciation.          Brighthouse Investment Advisers,
  Portfolio                                                               LLC Subadviser: ClearBridge
                                                                          Investments, LLC
Oppenheimer Global Equity Portfolio  Seeks capital appreciation.          Brighthouse Investment Advisers,
                                                                          LLC Subadviser:
                                                                          OppenheimerFunds, Inc.
BRIGHTHOUSE FUNDS TRUST II --
  CLASS A
BlackRock Capital Appreciation       Seeks long-term growth of capital.   Brighthouse Investment Advisers,
  Portfolio                                                               LLC Subadviser: BlackRock
                                                                          Advisors, LLC
BlackRock Ultra-Short Term Bond      Seeks a high level of current        Brighthouse Investment Advisers,
  Portfolio                          income consistent with preservation  LLC Subadviser: BlackRock
                                     of capital.                          Advisors, LLC

FUND                                       INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
----                                       --------------------           -----------------------------
MetLife Aggregate Bond Index        Seeks to track the performance of    Brighthouse Investment Advisers,
  Portfolio                         the Bloomberg Barclays U.S.          LLC Subadviser: MetLife
                                    Aggregate Bond Index.                Investment Advisors, LLC
MetLife Mid Cap Stock Index         Seeks to track the performance of    Brighthouse Investment Advisers,
  Portfolio                         the Standard & Poor's MidCap         LLC Subadviser: MetLife
                                    400(R) Composite Stock Price Index.  Investment Advisors, LLC
MetLife MSCI EAFE(R) Index          Seeks to track the performance of    Brighthouse Investment Advisers,
  Portfolio                         the MSCI EAFE(R) Index.              LLC Subadviser: MetLife
                                                                         Investment Advisors, LLC
MetLife Russell 2000(R) Index       Seeks to track the performance of    Brighthouse Investment Advisers,
  Portfolio                         the Russell 2000(R) Index.           LLC Subadviser: MetLife
                                                                         Investment Advisors, LLC
MetLife Stock Index Portfolio       Seeks to track the performance of    Brighthouse Investment Advisers,
                                    the Standard & Poor's 500(R)         LLC Subadviser: MetLife
                                    Composite Stock Price Index.         Investment Advisors, LLC
MFS(R) Total Return Portfolio       Seeks a favorable total return       Brighthouse Investment Advisers,
                                    through investment in a diversified  LLC Subadviser: Massachusetts
                                    portfolio.                           Financial Services Company
MFS(R) Value Portfolio              Seeks capital appreciation.          Brighthouse Investment Advisers,
                                                                         LLC Subadviser: Massachusetts
                                                                         Financial Services Company
Western Asset Management Strategic  Seeks to maximize total return       Brighthouse Investment Advisers,
  Bond Opportunities Portfolio      consistent with preservation of      LLC Subadviser: Western Asset
                                    capital.                             Management Company
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
Freedom 2020 Portfolio              Seeks high total return with a       Fidelity Management & Research
                                    secondary objective of principal     Company Subadviser: FMR Co.,
                                    preservation as the fund approaches  Inc.
                                    its target date and beyond.
Freedom 2030 Portfolio              Seeks high total return with a       Fidelity Management & Research
                                    secondary objective of principal     Company Subadviser: FMR Co.,
                                    preservation as the fund approaches  Inc.
                                    its target date and beyond.
Freedom 2040 Portfolio              Seeks high total return with a       Fidelity Management & Research
                                    secondary objective of principal     Company Subadviser: FMR Co.,
                                    preservation as the fund approaches  Inc.
                                    its target date and beyond.
Freedom 2050 Portfolio              Seeks high total return with a       Fidelity Management & Research
                                    secondary objective of principal     Company Subadviser: FMR Co.,
                                    preservation as the fund approaches  Inc.
                                    its target date and beyond.
T. ROWE PRICE FIXED INCOME SERIES,
  INC.
Limited-Term Bond Portfolio         Seeks a high level of income         T. Rowe Price Associates, Inc.
                                    consistent with moderate
                                    fluctuations in principal value.

TRANSFERS

The following Funds are "Monitored Portfolios" as defined in the Transfer section of the prospectus:

American Funds New World Fund(R)
MetLife MSCI EAFE(R) Index Portfolio
MetLife Russell 2000(R) Index Portfolio
Oppenheimer Global Equity Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio

In addition to the Funds identified above, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Funds. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described in the prospectus, see "Transfer"), and transfer restrictions may be imposed upon a violation of either monitoring policy.

       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES
                                (METFLEX GVUL)

                        SUPPLEMENT DATED APRIL 30, 2018
                      TO PROSPECTUS DATED APRIL 30, 2018

This document is a supplement to the prospectus dated April 30, 2018 (the "prospectus") for the Group Variable Universal Life Insurance Policies and Certificates issued by Metropolitan Life Insurance Company ("we," "us"). This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Policy and the Certificates. In this supplement, we describe the Funds that are available to you under your Plan.

FUNDS

The following Funds are available for investment of net premiums and Cash Value under your Certificate:

AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 1
   American Funds Asset Allocation Fund
   American Funds Bond Fund
   American Funds Global Growth Fund
   American Funds Global Small Capitalization Fund
   American Funds Growth Fund
   American Funds Growth-Income Fund
   American Funds High-Income Bond Fund
   American Funds International Fund
   American Funds New World Fund(R)
   American Funds U.S. Government/AAA-Rated Securities Fund
   American Funds Ultra-Short Bond Fund

BRIGHTHOUSE FUNDS TRUST I -- CLASS A
   Brighthouse/Aberdeen Emerging Markets Equity Portfolio
   Brighthouse/Wellington Large Cap Research Portfolio
   ClearBridge Aggressive Growth Portfolio
   Oppenheimer Global Equity Portfolio

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
   BlackRock Capital Appreciation Portfolio
   BlackRock Ultra-Short Term Bond Portfolio
   MetLife Aggregate Bond Index Portfolio
   MetLife Mid Cap Stock Index Portfolio
   MetLife MSCI EAFE(R) Index Portfolio
   MetLife Russell 2000(R) Index Portfolio
   MetLife Stock Index Portfolio
   MFS(R) Total Return Portfolio

   MFS(R) Value Portfolio
   Western Asset Management Strategic Bond Opportunities Portfolio

DEUTSCHE VARIABLE SERIES I -- CLASS A
   Deutsche Bond VIP
   Deutsche Capital Growth VIP
   Deutsche Core Equity VIP
   Deutsche CROCI(R) International VIP
   Deutsche Global Small Cap VIP

DEUTSCHE VARIABLE SERIES II -- CLASS A
   Deutsche Global Income Builder VIP
   Deutsche Government Money Market VIP
   Deutsche Small Mid Cap Growth VIP

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- INITIAL CLASS
   Asset Manager Portfolio
   Asset Manager: Growth Portfolio
   Balanced Portfolio
   Contrafund(R) Portfolio
   Equity-Income Portfolio
   Freedom 2010 Portfolio
   Freedom 2020 Portfolio
   Freedom 2030 Portfolio
   Freedom 2040 Portfolio
   Freedom 2050 Portfolio
   Government Money Market Portfolio
   Growth & Income Portfolio
   Growth Opportunities Portfolio
   Growth Portfolio
   High Income Portfolio
   Index 500 Portfolio
   Investment Grade Bond Portfolio
   Mid Cap Portfolio
   Overseas Portfolio

MFS(R) VARIABLE INSURANCE TRUST -- INITIAL CLASS
   MFS(R) Global Equity Series
   MFS(R) Growth Series
   MFS(R) Investors Trust Series
   MFS(R) Mid Cap Growth Series
   MFS(R) New Discovery Series
   MFS(R) Research Series
   MFS(R) Total Return Bond Series
   MFS(R) Total Return Series
   MFS(R) Utilities Series
   MFS(R) Value Series

MFS(R) VARIABLE INSURANCE TRUST II -- INITIAL CLASS
   MFS(R) Core Equity Portfolio
   MFS(R) High Yield Portfolio
   MFS(R) Massachusetts Investors Growth Stock Portfolio
   MFS(R) Strategic Income Portfolio

PUTNAM VARIABLE TRUST -- CLASS IA
   Putnam VT Diversified Income Fund
   Putnam VT Equity Income Fund
   Putnam VT Global Asset Allocation Fund
   Putnam VT Global Equity Fund
   Putnam VT Global Utilities Fund
   Putnam VT Government Money Market Fund
   Putnam VT Growth Opportunities Fund
   Putnam VT High Yield Fund
   Putnam VT Income Fund
   Putnam VT International Equity Fund
   Putnam VT International Growth Fund
   Putnam VT International Value Fund
   Putnam VT Investors Fund
   Putnam VT Sustainable Leaders Fund

T. ROWE PRICE EQUITY SERIES, INC.
   Equity Income Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
   Limited-Term Bond Portfolio

FUND CHARGES AND EXPENSES

The following tables describe the fees and expenses that the Fund will pay and that therefore you will indirectly pay periodically during the time you own your Certificate.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2017. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

The second table shows the annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2017, as a percentage of the Fund's average daily net assets for the year.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                                  Minimum Maximum
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and
other expenses)..................................................................  0.10%   1.34%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.

                                                    DISTRIBUTION
                                                       AND/OR             ACQUIRED   TOTAL    FEE WAIVER   NET TOTAL
                                                      SERVICE               FUND    ANNUAL      AND/OR      ANNUAL
                                         MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
                FUND                        FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
--------------------------------------   ---------- ------------ -------- -------- --------- ------------- ---------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 1
    American Funds Asset Allocation
     Fund...............................  0.27%        --        0.02%     --       0.29%         --        0.29%
    American Funds Bond Fund............  0.36%        --        0.02%     --       0.38%         --        0.38%
    American Funds Global Growth
     Fund...............................  0.52%        --        0.03%     --       0.55%         --        0.55%
    American Funds Global Small
     Capitalization Fund................  0.70%        --        0.04%     --       0.74%         --        0.74%
    American Funds Growth Fund..........  0.33%        --        0.02%     --       0.35%         --        0.35%
    American Funds Growth-Income
     Fund...............................  0.26%        --        0.02%     --       0.28%         --        0.28%
    American Funds High-Income Bond
     Fund...............................  0.47%        --        0.02%     --       0.49%         --        0.49%
    American Funds International Fund...  0.50%        --        0.04%     --       0.54%         --        0.54%
    American Funds New World Fund(R)....  0.70%        --        0.06%     --       0.76%         --        0.76%
    American Funds U.S. Government/
     AAA-Rated Securities Fund..........  0.34%        --        0.02%     --       0.36%         --        0.36%
    American Funds Ultra-Short Bond
     Fund...............................  0.32%        --        0.03%     --       0.35%         --        0.35%

BRIGHTHOUSE FUNDS TRUST I -- CLASS A
    Brighthouse/Aberdeen Emerging
     Markets Equity Portfolio...........  0.88%        --        0.11%     --       0.99%       0.05%       0.94%
    Brighthouse/Wellington Large Cap
     Research Portfolio.................  0.56%        --        0.02%     --       0.58%       0.04%       0.54%
    ClearBridge Aggressive Growth
     Portfolio..........................  0.55%        --        0.03%     --       0.58%       0.02%       0.56%
    Oppenheimer Global Equity
     Portfolio..........................  0.66%        --        0.04%     --       0.70%       0.10%       0.60%

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
    BlackRock Capital Appreciation
     Portfolio..........................  0.69%        --        0.03%     --       0.72%       0.09%       0.63%
    BlackRock Ultra-Short Term Bond
     Portfolio..........................  0.35%        --        0.04%     --       0.39%       0.03%       0.36%
    MetLife Aggregate Bond Index
     Portfolio..........................  0.25%        --        0.03%     --       0.28%       0.01%       0.27%

                                                       DISTRIBUTION
                                                          AND/OR             ACQUIRED   TOTAL    FEE WAIVER   NET TOTAL
                                                         SERVICE               FUND    ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
                   FUND                        FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
------------------------------------------- ---------- ------------ -------- -------- --------- ------------- ---------
    MetLife Mid Cap Stock Index
     Portfolio.............................  0.25%        --        0.04%    0.01%     0.30%         --        0.30%
    MetLife MSCI EAFE(R) Index
     Portfolio.............................  0.30%        --        0.07%    0.01%     0.38%         --        0.38%
    MetLife Russell 2000(R) Index
     Portfolio.............................  0.25%        --        0.06%    0.01%     0.32%         --        0.32%
    MetLife Stock Index Portfolio..........  0.25%        --        0.02%      --      0.27%       0.01%       0.26%
    MFS(R) Total Return Portfolio..........  0.56%        --        0.05%      --      0.61%         --        0.61%
    MFS(R) Value Portfolio.................  0.62%        --        0.02%      --      0.64%       0.06%       0.58%
    Western Asset Management Strategic
     Bond Opportunities Portfolio..........  0.56%        --        0.04%      --      0.60%       0.06%       0.54%

DEUTSCHE VARIABLE SERIES I -- CLASS A
   Deutsche Bond VIP.......................  0.39%        --        0.35%      --      0.74%       0.01%       0.73%
   Deutsche Capital Growth VIP.............  0.37%        --        0.13%      --      0.50%         --        0.50%
   Deutsche Core Equity VIP................  0.39%        --        0.18%      --      0.57%         --        0.57%
   Deutsche CROCI(R) International VIP.....  0.79%        --        0.31%      --      1.10%       0.20%       0.90%
   Deutsche Global Small Cap VIP...........  0.80%        --        0.28%      --      1.08%       0.30%       0.78%

DEUTSCHE VARIABLE SERIES II -- CLASS A
    Deutsche Global Income Builder
     VIP...................................  0.37%        --        0.26%    0.04%     0.67%         --        0.67%
    Deutsche Government Money Market
     VIP...................................  0.24%        --        0.24%      --      0.48%         --        0.48%
    Deutsche Small Mid Cap Growth
     VIP...................................  0.55%        --        0.20%      --      0.75%         --        0.75%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS --
 INITIAL CLASS
    Asset Manager Portfolio................  0.49%        --        0.12%    0.02%     0.63%         --        0.63%
    Asset Manager: Growth Portfolio........  0.54%        --        0.15%    0.02%     0.71%         --        0.71%
    Balanced Portfolio.....................  0.39%        --        0.11%      --      0.50%         --        0.50%
    Contrafund(R) Portfolio................  0.54%        --        0.08%      --      0.62%         --        0.62%
    Equity-Income Portfolio................  0.44%        --        0.09%    0.03%     0.56%         --        0.56%
    Freedom 2010 Portfolio.................    --         --          --     0.52%     0.52%         --        0.52%
    Freedom 2020 Portfolio.................    --         --          --     0.58%     0.58%         --        0.58%
    Freedom 2030 Portfolio.................    --         --          --     0.65%     0.65%         --        0.65%
    Freedom 2040 Portfolio.................    --         --          --     0.68%     0.68%         --        0.68%
    Freedom 2050 Portfolio.................    --         --          --     0.68%     0.68%         --        0.68%
    Government Money Market
     Portfolio.............................  0.18%        --        0.08%      --      0.26%         --        0.26%
    Growth & Income Portfolio..............  0.44%        --        0.11%      --      0.55%         --        0.55%
    Growth Opportunities Portfolio.........  0.54%        --        0.13%      --      0.67%         --        0.67%
    Growth Portfolio.......................  0.54%        --        0.10%      --      0.64%         --        0.64%
    High Income Portfolio..................  0.56%        --        0.11%      --      0.67%         --        0.67%
    Index 500 Portfolio....................  0.05%        --        0.05%      --      0.10%         --        0.10%
    Investment Grade Bond Portfolio........  0.31%        --        0.10%      --      0.41%         --        0.41%
    Mid Cap Portfolio......................  0.54%        --        0.09%      --      0.63%         --        0.63%
    Overseas Portfolio.....................  0.67%        --        0.13%      --      0.80%         --        0.80%

MFS(R) VARIABLE INSURANCE TRUST -- INITIAL
 CLASS
   MFS(R) Global Equity Series.............  0.90%        --        0.26%      --      1.16%       0.19%       0.97%
   MFS(R) Growth Series....................  0.71%        --        0.05%      --      0.76%         --        0.76%
   MFS(R) Investors Trust Series...........  0.75%        --        0.07%      --      0.82%       0.03%       0.79%
   MFS(R) Mid Cap Growth Series............  0.75%        --        0.06%      --      0.81%         --        0.81%
   MFS(R) New Discovery Series.............  0.90%        --        0.07%      --      0.97%       0.03%       0.94%

                                                         DISTRIBUTION
                                                            AND/OR             ACQUIRED   TOTAL    FEE WAIVER   NET TOTAL
                                                           SERVICE               FUND    ANNUAL      AND/OR      ANNUAL
                                              MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
                  FUND                           FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
------------------------------------------    ---------- ------------ -------- -------- --------- ------------- ---------
   MFS(R) Research Series....................  0.75%        --        0.08%      --      0.83%       0.03%       0.80%
   MFS(R) Total Return Bond Series...........  0.50%        --        0.04%      --      0.54%         --        0.54%
   MFS(R) Total Return Series................  0.66%        --        0.04%      --      0.70%       0.07%       0.63%
   MFS(R) Utilities Series...................  0.73%        --        0.07%      --      0.80%         --        0.80%
   MFS(R) Value Series.......................  0.69%        --        0.04%      --      0.73%         --        0.73%

MFS(R) VARIABLE INSURANCE TRUST II --
 INITIAL CLASS
   MFS(R) Core Equity Portfolio..............  0.75%        --        0.12%      --      0.87%       0.01%       0.86%
   MFS(R) High Yield Portfolio...............  0.70%        --        0.08%      --      0.78%       0.06%       0.72%
    MFS(R) Massachusetts Investors Growth
     Stock Portfolio.........................  0.75%        --        0.06%      --      0.81%         --        0.81%
   MFS(R) Strategic Income Portfolio.........  0.70%        --        0.32%    0.01%     1.03%       0.22%       0.81%

PUTNAM VARIABLE TRUST -- CLASS IA
    Putnam VT Diversified Income
     Fund....................................  0.54%        --        0.24%      --      0.78%         --        0.78%
    Putnam VT Equity Income Fund.............  0.47%        --        0.10%      --      0.57%         --        0.57%
    Putnam VT Global Asset Allocation
     Fund....................................  0.59%        --        0.27%      --      0.86%         --        0.86%
    Putnam VT Global Equity Fund.............  0.69%        --        0.18%      --      0.87%         --        0.87%
    Putnam VT Global Utilities Fund..........  0.62%        --        0.20%      --      0.82%         --        0.82%
    Putnam VT Government Money Market
     Fund....................................    0.28%        --        0.17%      --     0.45%         --        0.45%
    Putnam VT Growth Opportunities
     Fund....................................  0.55%        --        0.11%      --      0.66%         --        0.66%
    Putnam VT High Yield Fund................  0.56%        --        0.16%      --      0.72%         --        0.72%
    Putnam VT Income Fund....................  0.39%        --        0.19%      --      0.58%         --        0.58%
    Putnam VT International Equity
     Fund....................................  0.69%        --        0.15%      --      0.84%         --        0.84%
    Putnam VT International Growth
     Fund....................................  0.92%        --        0.42%      --      1.34%       0.14%       1.20%
    Putnam VT International Value
     Fund....................................  0.69%        --        0.21%      --      0.90%         --        0.90%
    Putnam VT Investors Fund.................  0.55%        --        0.13%      --      0.68%         --        0.68%
    Putnam VT Sustainable Leaders
     Fund....................................  0.55%        --        0.12%      --      0.67%         --        0.67%

T. ROWE PRICE EQUITY SERIES, INC.
   Equity Income Portfolio...................  0.85%        --          --       --      0.85%         --        0.85%
   New America Growth Portfolio..............  0.85%        --          --       --      0.85%         --        0.85%
   Personal Strategy Balanced Portfolio......  0.90%        --          --     0.12%     1.02%       0.12%       0.90%

T. ROWE PRICE FIXED INCOME SERIES, INC.
   Limited-Term Bond Portfolio...............  0.70%        --          --       --      0.70%         --        0.70%

The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from April 30, 2018 through April 30, 2019. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.

Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

FUND INVESTMENT OBJECTIVE, ADVISER AND SUBADVISER

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund. More information regarding the Funds is contained in the prospectus for each Fund.

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------  -------------------------------------  -------------------------------------
AMERICAN FUNDS INSURANCE SERIES(R) --
CLASS 1
American Funds Asset Allocation Fund   Seeks high total return (including     Capital Research and Management
                                       income and capital gains) consistent   Companysm
                                       with preservation of capital over the
                                       long term.
American Funds Bond Fund               Seeks as high a level of current       Capital Research and Management
                                       income as is consistent with the       Companysm
                                       preservation of capital.
American Funds Global Growth Fund      Seeks long-term growth of capital.     Capital Research and Management
                                                                              Companysm
American Funds Global Small            Seeks long-term growth of capital.     Capital Research and Management
Capitalization Fund                                                           Companysm
American Funds Growth Fund             Seeks growth of capital.               Capital Research and Management
                                                                              Companysm
American Funds Growth-Income Fund      Seeks long-term growth of capital and  Capital Research and Management
                                       income.                                Companysm
American Funds High-Income Bond Fund   Seeks a high level of current income.  Capital Research and Management
                                       Its secondary investment objective is  Companysm
                                       capital appreciation.
American Funds International Fund      Seeks long-term growth of capital.     Capital Research and Management
                                                                              Companysm
American Funds New World Fund(R)       Seeks long-term capital appreciation.  Capital Research and Management
                                                                              Companysm
American Funds U.S.                    Seeks a high level of current income   Capital Research and Management
Government/AAA-Rated Securities Fund   consistent with preservation of        Companysm
                                       capital.
American Funds Ultra-Short Bond Fund   Seeks to provide current income,       Capital Research and Management
                                       consistent with the maturity and       Companysm
                                       quality standards applicable to the
                                       fund, and preservation of capital and
                                       liquidity.

BRIGHTHOUSE FUNDS TRUST I -- CLASS A
Brighthouse/Aberdeen Emerging Markets  Seeks capital appreciation.            Brighthouse Investment Advisers,
Equity Portfolio                                                              LLCSubadviser: Aberdeen Asset
                                                                              Managers Limited
Brighthouse/Wellington Large Cap       Seeks long-term capital appreciation.  Brighthouse Investment Advisers,
Research Portfolio                                                            LLCSubadviser: Wellington Management
                                                                              Company LLP

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------- -------------------------------------  --------------------------------------
ClearBridge Aggressive Growth          Seeks capital appreciation.            Brighthouse Investment Advisers,
Portfolio                                                                     LLCSubadviser: ClearBridge
                                                                              Investments, LLC
Oppenheimer Global Equity Portfolio    Seeks capital appreciation.            Brighthouse Investment Advisers,
                                                                              LLCSubadviser: OppenheimerFunds, Inc.

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
BlackRock Capital Appreciation         Seeks long-term growth of capital.     Brighthouse Investment Advisers,
Portfolio                                                                     LLCSubadviser: BlackRock Advisors, LLC
BlackRock Ultra-Short Term Bond        Seeks a high level of current income   Brighthouse Investment Advisers,
Portfolio                              consistent with preservation of        LLCSubadviser: BlackRock Advisors, LLC
                                       capital.
MetLife Aggregate Bond Index Portfolio Seeks to track the performance of the  Brighthouse Investment Advisers,
                                       Bloomberg Barclays U.S. Aggregate      LLCSubadviser: MetLife Investment
                                       Bond Index.                            Advisors, LLC
MetLife Mid Cap Stock Index Portfolio  Seeks to track the performance of the  Brighthouse Investment Advisers,
                                       Standard & Poor's MidCap 400(R)        LLCSubadviser: MetLife Investment
                                       Composite Stock Price Index.           Advisors, LLC
MetLife MSCI EAFE(R) Index Portfolio   Seeks to track the performance of the  Brighthouse Investment Advisers,
                                       MSCI EAFE(R) Index.                    LLCSubadviser: MetLife Investment
                                                                              Advisors, LLC
MetLife Russell 2000(R) Index          Seeks to track the performance of the  Brighthouse Investment Advisers,
Portfolio                              Russell 2000(R) Index.                 LLCSubadviser: MetLife Investment
                                                                              Advisors, LLC
MetLife Stock Index Portfolio          Seeks to track the performance of the  Brighthouse Investment Advisers,
                                       Standard & Poor's 500(R) Composite     LLCSubadviser: MetLife Investment
                                       Stock Price Index.                     Advisors, LLC
MFS(R) Total Return Portfolio          Seeks a favorable total return         Brighthouse Investment Advisers,
                                       through investment in a diversified    LLCSubadviser: Massachusetts
                                       portfolio.                             Financial Services Company
MFS(R) Value Portfolio                 Seeks capital appreciation.            Brighthouse Investment Advisers,
                                                                              LLCSubadviser: Massachusetts
                                                                              Financial Services Company
Western Asset Management Strategic     Seeks to maximize total return         Brighthouse Investment Advisers,
Bond Opportunities Portfolio           consistent with preservation of        LLCSubadviser: Western Asset
                                       capital.                               Management Company

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------- -------------------------------------  -------------------------------------
DEUTSCHE VARIABLE SERIES I -- CLASS A
Deutsche Bond VIP                      Seeks to maximize total return         Deutsche Investment Management
                                       consistent with preservation of        Americas Inc.
                                       capital and prudent investment
                                       management.
Deutsche Capital Growth VIP            Seeks to provide long-term growth of   Deutsche Investment Management
                                       capital.                               Americas Inc.
Deutsche Core Equity VIP               Seeks long-term growth of capital,     Deutsche Investment Management
                                       current income and growth of income.   Americas Inc.
Deutsche CROCI(R) International VIP    Seeks long-term growth of capital.     Deutsche Investment Management
                                                                              Americas Inc.
Deutsche Global Small Cap VIP          Seeks above-average capital            Deutsche Investment Management
                                       appreciation over the long term.       Americas Inc.
Deutsche Variable Series II -- Class A
Deutsche Global Income Builder VIP     Seeks to maximize income while         Deutsche Investment Management
                                       maintaining prospects for capital      Americas Inc.
                                       appreciation.
Deutsche Government Money Market VIP   Seeks maximum current income to the    Deutsche Investment Management
                                       extent consistent with stability of    Americas Inc.
                                       principal.
Deutsche Small Mid Cap Growth VIP      Seeks long-term capital appreciation.  Deutsche Investment Management
                                                                              Americas Inc.

FIDELITY(R) VARIABLE INSURANCE
PRODUCTS -- INITIAL CLASS
Asset Manager Portfolio                Seeks to obtain high total return      Fidelity Management & Research
                                       with reduced risk over the long term   CompanySubadvisers: FMR Co., Inc.;
                                       by allocating its assets among         Fidelity Investments Money
                                       stocks, bonds, and short-term          Management, Inc.
                                       instruments.
Asset Manager: Growth Portfolio        Seeks to maximize total return by      Fidelity Management & Research
                                       allocating its assets among stocks,    CompanySubadvisers: FMR Co., Inc.;
                                       bonds, short-term instruments, and     Fidelity Investments Money
                                       other investments.                     Management, Inc.
Balanced Portfolio                     Seeks income and capital growth        Fidelity Management & Research
                                       consistent with reasonable risk.       CompanySubadvisers: FMR Co., Inc.;
                                                                              Fidelity Investments Money
                                                                              Management, Inc.
Contrafund(R) Portfolio                Seeks long-term capital appreciation.  Fidelity Management & Research
                                                                              CompanySubadviser: FMR Co., Inc.
Equity-Income Portfolio                Seeks reasonable income. The fund      Fidelity Management & Research
                                       will also consider the potential for   CompanySubadviser: FMR Co., Inc.
                                       capital appreciation. The fund's goal
                                       is to achieve a yield which exceeds
                                       the composite yield on the securities
                                       comprising the S&P 500(R) Index.

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------  -------------------------------------- -------------------------------------
Freedom 2010 Portfolio                 Seeks high total return with a         Fidelity Management & Research
                                       secondary objective of principal       CompanySubadviser: FMR Co., Inc.
                                       preservation as the fund approaches
                                       its target date and beyond.
Freedom 2020 Portfolio                 Seeks high total return with a         Fidelity Management & Research
                                       secondary objective of principal       CompanySubadviser: FMR Co., Inc.
                                       preservation as the fund approaches
                                       its target date and beyond.
Freedom 2030 Portfolio                 Seeks high total return with a         Fidelity Management & Research
                                       secondary objective of principal       CompanySubadviser: FMR Co., Inc.
                                       preservation as the fund approaches
                                       its target date and beyond.
Freedom 2040 Portfolio                 Seeks high total return with a         Fidelity Management & Research
                                       secondary objective of principal       CompanySubadviser: FMR Co., Inc.
                                       preservation as the fund approaches
                                       its target date and beyond.
Freedom 2050 Portfolio                 Seeks high total return with a         Fidelity Management & Research
                                       secondary objective of principal       CompanySubadviser: FMR Co., Inc.
                                       preservation as the fund approaches
                                       its target date and beyond.
Government Money Market Portfolio      Seeks as high a level of current       Fidelity Management & Research
                                       income as is consistent with           CompanySubadviser: Fidelity
                                       preservation of capital and liquidity. Investments Money Management, Inc.
Growth & Income Portfolio              Seeks high total return through a      Fidelity Management & Research
                                       combination of current income and      CompanySubadviser: FMR Co., Inc.
                                       capital appreciation.
Growth Opportunities Portfolio         Seeks to provide capital growth.       Fidelity Management & Research
                                                                              CompanySubadviser: FMR Co., Inc.
Growth Portfolio                       Seeks to achieve capital appreciation. Fidelity Management & Research
                                                                              CompanySubadviser: FMR Co., Inc.
High Income Portfolio                  Seeks a high level of current income,  Fidelity Management & Research
                                       while also considering growth of       CompanySubadviser: FMR Co., Inc.
                                       capital.
Index 500 Portfolio                    Seeks investment results that          Fidelity Management & Research
                                       correspond to the total return of      CompanySubadvisers: FMR Co., Inc.;
                                       common stocks publicly traded in the   Geode Capital Management, LLC
                                       United States, as represented by the
                                       S&P 500(R) Index.
Investment Grade Bond Portfolio        Seeks as high a level of current       Fidelity Management & Research
                                       income as is consistent with the       CompanySubadviser: Fidelity
                                       preservation of capital.               Investments Money Management, Inc.
Mid Cap Portfolio                      Seeks long-term growth of capital.     Fidelity Management & Research
                                                                              CompanySubadviser: FMR Co., Inc.
Overseas Portfolio                     Seeks long-term growth of capital.     Fidelity Management & Research
                                                                              CompanySubadviser: FMR Co., Inc.

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------- -------------------------------------  -------------------------------------
MFS(R) VARIABLE INSURANCE TRUST --
INITIAL CLASS
MFS(R) Global Equity Series            Seeks capital appreciation.            Massachusetts Financial Services
                                                                              Company
MFS(R) Growth Series                   Seeks capital appreciation.            Massachusetts Financial Services
                                                                              Company
MFS(R) Investors Trust Series          Seeks capital appreciation.            Massachusetts Financial Services
                                                                              Company
MFS(R) Mid Cap Growth Series           Seeks capital appreciation.            Massachusetts Financial Services
                                                                              Company
MFS(R) New Discovery Series            Seeks capital appreciation.            Massachusetts Financial Services
                                                                              Company
MFS(R) Research Series                 Seeks capital appreciation.            Massachusetts Financial Services
                                                                              Company
MFS(R) Total Return Bond Series        Seeks total return with an emphasis    Massachusetts Financial Services
                                       on current income, but also            Company
                                       considering capital appreciation.
MFS(R) Total Return Series             Seeks total return.                    Massachusetts Financial Services
                                                                              Company
MFS(R) Utilities Series                Seeks total return.                    Massachusetts Financial Services
                                                                              Company
MFS(R) Value Series                    Seeks capital appreciation.            Massachusetts Financial Services
                                                                              Company

MFS(R) VARIABLE INSURANCE TRUST II --
INITIAL CLASS
MFS(R) Core Equity Portfolio           Seeks capital appreciation.            Massachusetts Financial Services
                                                                              Company
MFS(R) High Yield Portfolio            Seeks total return with an emphasis    Massachusetts Financial Services
                                       on high current income, but also       Company
                                       considering capital appreciation.
MFS(R) Massachusetts Investors Growth  Seeks capital appreciation.            Massachusetts Financial Services
Stock Portfolio                                                               Company
MFS(R) Strategic Income Portfolio      Seeks total return with an emphasis    Massachusetts Financial Services
                                       on high current income, but also       Company
                                       considering capital appreciation.

PUTNAM VARIABLE TRUST -- CLASS IA
Putnam VT Diversified Income Fund      Seeks as high a level of current       Putnam Investment Management, LLC
                                       income as Putnam Investment
                                       Management, LLC believes is
                                       consistent with preservation of
                                       capital.
Putnam VT Equity Income Fund           Seeks capital growth and current       Putnam Investment Management, LLC
                                       income.
Putnam VT Global Asset Allocation Fund Seeks long-term return consistent      Putnam Investment Management, LLC
                                       with preservation of capital.
Putnam VT Global Equity Fund           Seeks capital appreciation.            Putnam Investment Management, LLC
Putnam VT Global Utilities Fund        Seeks capital growth and current       Putnam Investment Management, LLC
                                       income.

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------- -------------------------------------  -------------------------------------
Putnam VT Government Money Market Fund Seeks as high a rate of current        Putnam Investment Management, LLC
                                       income as Putnam Investment
                                       Management, LLC believes is
                                       consistent with preservation of
                                       capital and maintenance of liquidity.
Putnam VT Growth Opportunities Fund    Seeks capital appreciation.            Putnam Investment Management, LLC
Putnam VT High Yield Fund              Seeks high current income. Capital     Putnam Investment Management, LLC
                                       growth is a secondary goal when
                                       consistent with achieving high
                                       current income.
Putnam VT Income Fund                  Seeks high current income consistent   Putnam Investment Management, LLC
                                       with what Putnam Investment
                                       Management, LLC believes to be
                                       prudent risk.
Putnam VT International Equity Fund    Seeks capital appreciation.            Putnam Investment Management, LLC
Putnam VT International Growth Fund    Seeks long-term capital appreciation.  Putnam Investment Management, LLC
Putnam VT International Value Fund     Seeks capital growth. Current income   Putnam Investment Management, LLC
                                       is a secondary objective.
Putnam VT Investors Fund               Seeks long-term growth of capital and  Putnam Investment Management, LLC any increased income that results
                                       from this growth.
Putnam VT Sustainable Leaders Fund     Seeks long-term capital appreciation.  Putnam Investment Management, LLC

T. ROWE PRICE EQUITY SERIES, INC.
Equity Income Portfolio                Seeks a high level of dividend income  T. Rowe Price Associates, Inc.
                                       and long-term capital growth
                                       primarily through investments in
                                       stocks.
New America Growth Portfolio           Seeks to provide long-term capital     T. Rowe Price Associates, Inc.
                                       growth by investing primarily in the
                                       common stocks of growth companies.
Personal Strategy Balanced Portfolio   Seeks the highest total return over    T. Rowe Price Associates, Inc.
                                       time consistent with an emphasis on
                                       both capital appreciation and income.

T. ROWE PRICE FIXED INCOME SERIES,
INC.
Limited-Term Bond Portfolio            Seeks a high level of income           T. Rowe Price Associates, Inc.
                                       consistent with moderate fluctuations
                                       in principal value.

TRANSFERS

The following Funds are "Monitored Portfolios" as defined in the Transfer section of the prospectus:

                       American Funds Global Growth Fund
                American Funds Global Small Capitalization Fund
                     American Funds High-Income Bond Fund
                       American Funds International Fund
                       American Funds New World Fund(R)
            Brighthouse/Aberdeen Emerging Markets Equity Portfolio
                      Deutsche CROCI(R) International VIP
                      Deutsche Global Income Builder VIP
                         Deutsche Global Small Cap VIP
                       Deutsche Small Mid Cap Growth VIP
                             High Income Portfolio
                     MetLife MSCI EAFE(R) Index Portfolio
                    MetLife Russell 2000(R) Index Portfolio
                          MFS(R) Global Equity Series
                          MFS(R) High Yield Portfolio
                          MFS(R) New Discovery Series
                       MFS(R) Strategic Income Portfolio
                      Oppenheimer Global Equity Portfolio
                              Overseas Portfolio
                    Putnam VT Global Asset Allocation Fund
                         Putnam VT Global Equity Fund
                        Putnam VT Global Utilities Fund
                           Putnam VT High Yield Fund
                      Putnam VT International Equity Fund
                      Putnam VT International Growth Fund
                      Putnam VT International Value Fund
        Western Asset Management Strategic Bond Opportunities Portfolio

In addition to the Funds identified above, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Funds. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described in the prospectus, see "Transfer"), and transfer restrictions may be imposed upon a violation of either monitoring policy.

                           GROUP VARIABLE UNIVERSAL
                            LIFE INSURANCE POLICIES
                               (METFLEX GVUL C)

                                   Issued By

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (Depositor)

                                200 Park Avenue
                              New York, NY 10166

                          PARAGON SEPARATE ACCOUNT B
                                 (Registrant)

                      STATEMENT OF ADDITIONAL INFORMATION

                                APRIL 30, 2018

      This Statement of Additional Information ("SAI") contains additional information regarding group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company ("MetLife" or the "Company") for use in employer/organization-sponsored group insurance programs. When a Group Policy is issued directly to an Employer, or an Employer participates in the Group Policy issued to the Trust, Certificates showing the rights of the Owners and/or Insureds will be issued to eligible employees.


      This SAI is not a prospectus, and should be read together with the prospectus dated April 30, 2018 for the Certificates and the prospectuses for the Funds offered as investment options in the Certificates. Please refer to the fund supplement to your prospectus for a list of the Funds offered under your Certificate. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Certificates.


      DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:

                                 Metlife GVUL
                             Mail Code A2-10 13045
                               Tesson Ferry Road
                              St. Louis, MO 63128
                                (800) 756-0124

                               TABLE OF CONTENTS


            Additional Certificate Information.................
            Additional Benefits and Riders..................... 3
            Distribution of the Certificates................... 4
            More Information About the Company................. 5
            Other Information.................................. 5
            Appendix Death Benefit Applicable Percentage Table. 7
            Financial Statements............................... 8

                      ADDITIONAL CERTIFICATE INFORMATION

THE CERTIFICATE

      The Certificate, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate and incorporated by reference into the Group Policy, the Owner has no rights under the Group Policy.

      We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Certificate. Because of differences in state laws, certain provisions of the Certificate may differ from state to state.

CLAIMS OF CREDITORS

      To the extent permitted by law, neither the Certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Certificate's Cash Value is paid from our Fixed Account and thus is subject to the claims paying ability of the Company.

INCONTESTABILITY

      In issuing this Certificate, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Certificate's validity or may resist a claim under the Certificate.

      We cannot contest the Certificate after it has been in force during the lifetime of the Insured for two years after the Effective Date of the Certificate. An increase in Face Amount or the addition of a rider after the Effective Date of the Certificate is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Certificate is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

MISSTATEMENT OF AGE

      If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

      Any payment or Certificate changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Certificate.

SUICIDE EXCLUSION

      If the Insured commits suicide, while sane or insane, within two years of the Effective Date of the Certificate (or within the maximum period permitted by the laws of the state in which the Certificate was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

      Certain states may require suicide exclusion provisions that differ from those stated here.

ASSIGNMENT

      An Owner may assign rights under the Certificate while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Certificate that are not assigned.

      We will be bound by an assignment of a Certificate only if:

     .   it is in writing;

     . the original instrument or a certified copy is filed with us at our Administrative Office; and

     .   we send an acknowledged copy to the Owner.

      We are not responsible for determining the validity of any assignment.

      Payment of Certificate proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

BENEFICIARY

      The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.

CHANGING OWNER OR BENEFICIARY

      The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Certificate be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Certificate at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Certificate proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

CHANGING DEATH BENEFIT OPTIONS

      An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Certificate's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

      If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $10,000.

      If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

COST OF INSURANCE

      Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

      Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 2001 CSO Table).

                        ADDITIONAL BENEFITS AND RIDERS

      The following additional benefits and riders currently are available under the Certificate. Some Plans may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

      We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

WAIVER OF MONTHLY DEDUCTIONS DURING TOTAL DISABILITY RIDER

      This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60.

DEPENDENT'S LIFE INSURANCE RIDER

      The rider provides for term insurance on the Insured's children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy.

ACCELERATED BENEFITS RIDER

      This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured has a life expectancy of 12 months or less. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

      The amount of the death benefit payable under the rider will equal up to 80% of the Face Amount under the Certificate on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness.

      The federal income tax consequences associated with adding or receiving benefits under the Accelerated Benefits Rider are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A CERTIFICATE OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE RIDER

      This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured's death or the Insured's loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate's face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefits identified in the rider may be payable if the specified conditions are met.

                       DISTRIBUTION OF THE CERTIFICATES

      Information about the distribution of the Certificates is contained in the prospectus. (See "Distribution of the Group Policy and the Certificates.") Additional information is provided below.

      The Certificates are offered to the public on a continuous basis beginning May 1, 2009. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering.

      MetLife Investors Distribution Company ("MLIDC"), 200 Park Avenue, New York, NY 10166, is the principal underwriter and distributor of the Certificates. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with other broker-dealers who sell the Certificates through their registered representatives ("selling firms").

      We pay selling firms commissions. Sales compensation was paid to selling firms with respect to the Certificates in the Separate Account in the following amounts during the periods indicated:


                        AGGREGATE AMOUNT OF     AGGREGATE AMOUNT OF
                        COMMISSIONS PAID TO    COMMISSIONS RETAINED BY
         FISCAL YEAR    PRINCIPAL UNDERWRITER  PRINCIPAL UNDERWRITER
         -----------  ----------------------- ------------------------
            2017.....       $2,937,009                   $0
            2016.....       $3,434,496                   $0
            2015.....       $2,718,729                   $0

      We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

                      MORE INFORMATION ABOUT THE COMPANY

THE COMPANY

      Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $270.2 billion general account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. Treasury and agency securities, as well as real estate and corporate equity, at December 31, 2017. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

                               OTHER INFORMATION

POTENTIAL CONFLICTS OF INTEREST

      In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance certificate owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance certificate owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse 6 consequences. Material conflicts could result from, for example:
(i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance certificate owners and those given by variable annuity contract owners.

      If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance certificate owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS


      Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, acts as the custodian of the assets of the Separate Account. Metropolitan Life Insurance Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions.

RECORDS AND REPORTS

      We will maintain all records relating to the Separate Account. Once each Certificate Year, we will send you a report showing the following information as of the end of the report period:

     . the current Cash Value, amounts in each Division of the Separate Account (and in the Fixed Account), Loan Account value

     .   the current Cash Surrender Value

     .   the current death benefit

     .   the current amount of any Indebtedness

     . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

     .   any other information required by law

      We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Certificate Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The financial statements and financial highlights comprising each of the Divisions of Paragon Separate Account B included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

      The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

      The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.

ADDITIONAL INFORMATION

      A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FINANCIAL STATEMENTS

      The Company's financial statements should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX
                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                                          APPLICABLE
                            ATTAINED AGE  PERCENTAGE
                            ------------  ----------
                                40           250%
                                41           243
                                42           236
                                43           229
                                44           222
                                45           215
                                46           209
                                47           203
                                48           197
                                49           191
                                50           185
                                51           178
                                52           171
                                53           164
                                54           157
                                55           150
                                56           146
                                57           142
                                58           138
                                59           134
                                60           130
                                61           128
                                62           126
                                63           124
                                64           122
                                65           120
                                66           119
                                67           118
                                68           117
                                69           116
                                70           115
                                71           113
                                72           111
                                73           109
                                74           107
                               75-90         105
                                91           104
                                92           103
                                93           102
                                94           101
                            95 or older      100

      The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
Paragon Separate Account B
and Board of Directors of
Metropolitan Life Insurance Company

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account B (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2.A as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, the financial highlights in Note 8 for the respective stated periods in the five years then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 23, 2018



We have served as the Separate Account's auditor since 2000.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2017


                                                                   AMERICAN FUNDS U.S.    BHFTI BRIGHTHOUSE/     BHFTI BRIGHTHOUSE/
                                              AMERICAN FUNDS         GOVERNMENT/AAA-       ABERDEEN EMERGING      WELLINGTON LARGE
                                                 NEW WORLD          RATED SECURITIES        MARKETS EQUITY          CAP RESEARCH
                                                 DIVISION               DIVISION               DIVISION               DIVISION
                                            -------------------    -------------------    -------------------    -------------------
ASSETS:
   Investments at fair value.............   $         3,268,835    $         1,197,829    $         7,300,930    $         2,534,569
   Accrued dividends.....................                    --                     --                     --                     --
   Due from Metropolitan Life
     Insurance Company...................                    --                     --                     --                     --
                                            -------------------    -------------------    -------------------    -------------------
        Total Assets.....................             3,268,835              1,197,829              7,300,930              2,534,569
                                            -------------------    -------------------    -------------------    -------------------
LIABILITIES:
   Accrued fees..........................                    --                     --                     --                     --
   Due to Metropolitan Life
     Insurance Company...................                    --                     --                     --                     --
                                            -------------------    -------------------    -------------------    -------------------
        Total Liabilities................                    --                     --                     --                     --
                                            -------------------    -------------------    -------------------    -------------------

NET ASSETS...............................   $         3,268,835    $         1,197,829    $         7,300,930    $         2,534,569
                                            ===================    ===================    ===================    ===================


 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017


                                                                                                       BHFTII
                                        BHFTI                BHFTI                BHFTII              BLACKROCK
                                     CLEARBRIDGE          OPPENHEIMER        BLACKROCK CAPITAL       ULTRA-SHORT
                                  AGGRESSIVE GROWTH      GLOBAL EQUITY         APPRECIATION           TERM BOND
                                      DIVISION             DIVISION              DIVISION             DIVISION
                                --------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $          2,470,270  $        14,055,550  $         4,251,761  $          5,073,105
   Accrued dividends..........                    --                   --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                   --                   --                    --
                                --------------------  -------------------  -------------------  --------------------
       Total Assets...........             2,470,270           14,055,550            4,251,761             5,073,105
                                --------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees...............                    --                   --                   --                     1
   Due to Metropolitan Life
     Insurance Company........                    --                   --                   --                    --
                                --------------------  -------------------  -------------------  --------------------
       Total Liabilities......                    --                   --                   --                     1
                                --------------------  -------------------  -------------------  --------------------

NET ASSETS....................  $          2,470,270  $        14,055,550  $         4,251,761  $          5,073,104
                                ====================  ===================  ===================  ====================


                                       BHFTII               BHFTII                BHFTII               BHFTII
                                  METLIFE AGGREGATE     METLIFE MID CAP        METLIFE MSCI        METLIFE RUSSELL
                                     BOND INDEX           STOCK INDEX           EAFE INDEX           2000 INDEX
                                      DIVISION             DIVISION              DIVISION             DIVISION
                                --------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $          5,837,700  $        30,346,497  $         6,316,257  $         39,108,048
   Accrued dividends..........                    --                   --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                   --                   --                    --
                                --------------------  -------------------  -------------------  --------------------
       Total Assets...........             5,837,700           30,346,497            6,316,257            39,108,048
                                --------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees...............                    30                   --                   27                    --
   Due to Metropolitan Life
     Insurance Company........                    --                   --                   --                    --
                                --------------------  -------------------  -------------------  --------------------
       Total Liabilities......                    30                   --                   27                    --
                                --------------------  -------------------  -------------------  --------------------

NET ASSETS....................  $          5,837,670  $        30,346,497  $         6,316,230  $         39,108,048
                                ====================  ===================  ===================  ====================



                                      BHFTII                BHFTII
                                METLIFE STOCK INDEX    MFS TOTAL RETURN
                                     DIVISION              DIVISION
                                -------------------  -------------------
ASSETS:
   Investments at fair value..  $        52,373,653  $        19,235,420
   Accrued dividends..........                   --                   --
   Due from Metropolitan Life
     Insurance Company........                   --                   --
                                -------------------  -------------------
       Total Assets...........           52,373,653           19,235,420
                                -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   --                   37
   Due to Metropolitan Life
     Insurance Company........                   --                    1
                                -------------------  -------------------
       Total Liabilities......                   --                   38
                                -------------------  -------------------

NET ASSETS....................  $        52,373,653  $        19,235,382
                                ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017


                                                                               BHFTII WESTERN
                                                                              ASSET MANAGEMENT
                                                             BHFTII            STRATEGIC BOND
                                  BHFTII MFS VALUE        MFS VALUE II          OPPORTUNITIES     DEUTSCHE I BOND VIP
                                      DIVISION              DIVISION              DIVISION             DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $          1,676,407  $          2,605,265  $          1,315,882  $            196,411
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                     1                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........             1,676,408             2,605,265             1,315,882               196,411
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    35                    --                    27                    12
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    35                    --                    27                    12
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $          1,676,373  $          2,605,265  $          1,315,855  $            196,399
                                ====================  ====================  ====================  ====================



                                     DEUTSCHE I            DEUTSCHE I         DEUTSCHE I CROCI       DEUTSCHE I GLOBAL
                                 CAPITAL GROWTH VIP      CORE EQUITY VIP      INTERNATIONAL VIP        SMALL CAP VIP
                                      DIVISION              DIVISION              DIVISION               DIVISION
                                --------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $          1,015,032  $            823,091  $          10,485,546  $            441,444
   Accrued dividends..........                    --                    --                     --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                     --                    --
                                --------------------  --------------------  ---------------------  --------------------
        Total Assets..........             1,015,032               823,091             10,485,546               441,444
                                --------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees...............                    --                    --                     45                    27
   Due to Metropolitan Life
     Insurance Company........                    --                    --                     --                    --
                                --------------------  --------------------  ---------------------  --------------------
        Total Liabilities.....                    --                    --                     45                    27
                                --------------------  --------------------  ---------------------  --------------------

NET ASSETS....................  $          1,015,032  $            823,091  $          10,485,501  $            441,417
                                ====================  ====================  =====================  ====================


                                                           DEUTSCHE II
                                 DEUTSCHE II GLOBAL     GOVERNMENT MONEY
                                 INCOME BUILDER VIP        MARKET VIP
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $            495,520  $         17,558,263
   Accrued dividends..........                    --                 5,849
   Due from Metropolitan Life
     Insurance Company........                    --                     1
                                --------------------  --------------------
        Total Assets..........               495,520            17,564,113
                                --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    30                    --
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    30                    --
                                --------------------  --------------------

NET ASSETS....................  $            495,490  $         17,564,113
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017


                                  DEUTSCHE II SMALL       FIDELITY VIP       FIDELITY VIP ASSET       FIDELITY VIP
                                 MID CAP GROWTH VIP       ASSET MANAGER        MANAGER: GROWTH         CONTRAFUND
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $            284,140  $             67,746  $            219,456  $         56,232,125
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                     1                     1                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........               284,140                67,747               219,457            56,232,125
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    12                    38                    49                    --
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    12                    38                    49                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $            284,128  $             67,709  $            219,408  $         56,232,125
                                ====================  ====================  ====================  ====================

                                     FIDELITY VIP          FIDELITY VIP           FIDELITY VIP            FIDELITY VIP
                                     EQUITY-INCOME         FREEDOM 2010           FREEDOM 2020            FREEDOM 2030
                                       DIVISION              DIVISION               DIVISION                DIVISION
                                ---------------------  ---------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $          28,262,046  $           2,734,799  $           6,887,241  $          10,078,821
   Accrued dividends..........                     --                     --                     --                     --
   Due from Metropolitan Life
     Insurance Company........                     --                     --                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........             28,262,046              2,734,799              6,887,241             10,078,821
                                ---------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Accrued fees...............                     24                     --                     --                     --
   Due to Metropolitan Life
     Insurance Company........                     --                     --                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                     24                     --                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $          28,262,022  $           2,734,799  $           6,887,241  $          10,078,821
                                =====================  =====================  =====================  =====================

                                     FIDELITY VIP           FIDELITY VIP
                                     FREEDOM 2040           FREEDOM 2050
                                       DIVISION               DIVISION
                                ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $           3,988,791  $           1,537,993
   Accrued dividends..........                     --                     --
   Due from Metropolitan Life
     Insurance Company........                     --                      1
                                ---------------------  ---------------------
        Total Assets..........              3,988,791              1,537,994
                                ---------------------  ---------------------
LIABILITIES:
   Accrued fees...............                     --                     32
   Due to Metropolitan Life
     Insurance Company........                      5                     --
                                ---------------------  ---------------------
        Total Liabilities.....                      5                     32
                                ---------------------  ---------------------

NET ASSETS....................  $           3,988,786  $           1,537,962
                                =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017


                                     FIDELITY VIP
                                      GOVERNMENT                                   FIDELITY VIP          FIDELITY VIP
                                     MONEY MARKET       FIDELITY VIP GROWTH         HIGH INCOME            INDEX 500
                                       DIVISION              DIVISION                DIVISION              DIVISION
                                ---------------------  ---------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $           1,513,988  $          34,046,971  $             321,972  $          66,266,349
   Accrued dividends..........                     --                     --                     --                     --
   Due from Metropolitan Life
      Insurance Company.......                     --                      1                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........              1,513,988             34,046,972                321,972             66,266,349
                                ---------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Accrued fees...............                     40                     27                     35                     30
   Due to Metropolitan Life
      Insurance Company.......                     --                     --                     --                      1
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                     40                     27                     35                     31
                                ---------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $           1,513,948  $          34,046,945  $             321,937  $          66,266,318
                                =====================  =====================  =====================  =====================

                                    FIDELITY VIP
                                     INVESTMENT            FIDELITY VIP                                   FIDELITY VIP
                                     GRADE BOND               MID CAP          FIDELITY VIP OVERSEAS       REAL ESTATE
                                      DIVISION               DIVISION                DIVISION               DIVISION
                                ---------------------  ---------------------  ----------------------  ---------------------
ASSETS:
   Investments at fair value..  $           1,203,937  $           9,130,053  $             611,677   $             959,631
   Accrued dividends..........                     --                     --                     --                      --
   Due from Metropolitan Life
      Insurance Company.......                     --                     --                     --                      --
                                ---------------------  ---------------------  ----------------------  ---------------------
        Total Assets..........              1,203,937              9,130,053                611,677                 959,631
                                ---------------------  ---------------------  ----------------------  ---------------------
LIABILITIES:
   Accrued fees...............                     74                     --                     37                      59
   Due to Metropolitan Life
      Insurance Company.......                     --                     --                     --                      --
                                ---------------------  ---------------------  ----------------------  ---------------------
        Total Liabilities.....                     74                     --                     37                      59
                                ---------------------  ---------------------  ----------------------  ---------------------

NET ASSETS....................  $           1,203,863  $           9,130,053  $             611,640   $             959,572
                                =====================  =====================  ======================  =====================


                                                           INVESCO V.I.
                                  FIDELITY VIP VALUE   DIVERSIFIED DIVIDEND
                                       DIVISION              DIVISION
                                ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $             450,008  $             657,278
   Accrued dividends..........                     --                     --
   Due from Metropolitan Life
      Insurance Company.......                     --                      1
                                ---------------------  ---------------------
        Total Assets..........                450,008                657,279
                                ---------------------  ---------------------
LIABILITIES:
   Accrued fees...............                     28                     49
   Due to Metropolitan Life
      Insurance Company.......                     --                     --
                                ---------------------  ---------------------
        Total Liabilities.....                     28                     49
                                ---------------------  ---------------------

NET ASSETS....................  $             449,980  $             657,230
                                =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017


                                    INVESCO V.I.        INVESCO V.I. GLOBAL      INVESCO V.I.             MFS VIT
                                  EQUITY AND INCOME         CORE EQUITY           HIGH YIELD           GLOBAL EQUITY
                                      DIVISION               DIVISION              DIVISION              DIVISION
                                ---------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $              81,634  $            392,676  $             44,214  $         11,012,833
   Accrued dividends..........                     --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                     --                    --                     1                    --
                                ---------------------  --------------------  --------------------  --------------------
        Total Assets..........                 81,634               392,676                44,215            11,012,833
                                ---------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                      6                    29                    12                    65
   Due to Metropolitan Life
     Insurance Company........                     --                    --                    --                    --
                                ---------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                      6                    29                    12                    65
                                ---------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $              81,628  $            392,647  $             44,203  $         11,012,768
                                =====================  ====================  ====================  ====================

                                                             MFS VIT               MFS VIT                MFS VIT
                                   MFS VIT GROWTH        INVESTORS TRUST       MID CAP GROWTH          NEW DISCOVERY
                                      DIVISION              DIVISION              DIVISION               DIVISION
                                --------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $         19,105,775  $            105,587  $             138,669  $            243,477
   Accrued dividends..........                    --                    --                     --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                     1                     --                    --
                                --------------------  --------------------  ---------------------  --------------------
        Total Assets..........            19,105,775               105,588                138,669               243,477
                                --------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees...............                    47                     7                     48                    15
   Due to Metropolitan Life
     Insurance Company........                    --                    --                     --                    --
                                --------------------  --------------------  ---------------------  --------------------
        Total Liabilities.....                    47                     7                     48                    15
                                --------------------  --------------------  ---------------------  --------------------

NET ASSETS....................  $         19,105,728  $            105,581  $             138,621  $            243,462
                                ====================  ====================  =====================  ====================

                                                             MFS VIT
                                  MFS VIT RESEARCH      TOTAL RETURN BOND
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $            130,031  $          6,579,528
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........               130,031             6,579,528
                                --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    47                    43
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    47                    43
                                --------------------  --------------------

NET ASSETS....................  $            129,984  $          6,579,485
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017




                                       MFS VIT                                                           MFS VIT II
                                    TOTAL RETURN         MFS VIT UTILITIES        MFS VIT VALUE          CORE EQUITY
                                      DIVISION               DIVISION               DIVISION              DIVISION
                                ---------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $             450,614  $            130,354  $             286,691  $            116,936
   Accrued dividends..........                     --                    --                     --                    --
   Due from Metropolitan Life
     Insurance Company........                     --                    --                     --                    --
                                ---------------------  --------------------  ---------------------  --------------------
        Total Assets..........                450,614               130,354                286,691               116,936
                                ---------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees...............                     28                    29                     --                     7
   Due to Metropolitan Life
     Insurance Company........                     --                     1                     --                    --
                                ---------------------  --------------------  ---------------------  --------------------
        Total Liabilities.....                     28                    30                     --                     7
                                ---------------------  --------------------  ---------------------  --------------------

NET ASSETS....................  $             450,586  $            130,324  $             286,691  $            116,929
                                =====================  ====================  =====================  ====================

                                                           MFS VIT II
                                                          MASSACHUSETTS                                  MFS VIT II
                                     MFS VIT II             INVESTORS             MFS VIT II           U.S. GOVERNMENT
                                     HIGH YIELD           GROWTH STOCK         STRATEGIC INCOME         MONEY MARKET
                                      DIVISION              DIVISION               DIVISION               DIVISION
                                --------------------  ---------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value..  $             10,636  $             247,429  $              2,157  $           1,977,868
   Accrued dividends..........                    --                     --                    --                     --
   Due from Metropolitan Life
     Insurance Company........                    --                     --                    --                      1
                                --------------------  ---------------------  --------------------  ---------------------
        Total Assets..........                10,636                247,429                 2,157              1,977,869
                                --------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees...............                    49                     15                    18                     23
   Due to Metropolitan Life
     Insurance Company........                     1                     --                     1                     --
                                --------------------  ---------------------  --------------------  ---------------------
        Total Liabilities.....                    50                     15                    19                     23
                                --------------------  ---------------------  --------------------  ---------------------

NET ASSETS....................  $             10,586  $             247,414  $              2,138  $           1,977,846
                                ====================  =====================  ====================  =====================



                                 MORGAN STANLEY VIF      MORGAN STANLEY VIF
                                GLOBAL INFRASTRUCTURE     GLOBAL STRATEGIST
                                      DIVISION                DIVISION
                                ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $             84,493   $              47,545
   Accrued dividends..........                    --                      --
   Due from Metropolitan Life
     Insurance Company........                     1                      --
                                ---------------------  ---------------------
        Total Assets..........                84,494                  47,545
                                ---------------------  ---------------------
LIABILITIES:
   Accrued fees...............                    23                      26
   Due to Metropolitan Life
     Insurance Company........                    --                       1
                                ---------------------  ---------------------
        Total Liabilities.....                    23                      27
                                ---------------------  ---------------------

NET ASSETS....................  $             84,471   $              47,518
                                =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017



                                MORGAN STANLEY VIS   MORGAN STANLEY VIS     MORGAN STANLEY VIS         PUTNAM VT
                                  EUROPEAN EQUITY        INCOME PLUS         MULTI CAP GROWTH     DIVERSIFIED INCOME
                                     DIVISION             DIVISION               DIVISION              DIVISION
                                -------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $           336,052  $             49,049  $            765,665  $            177,244
   Accrued dividends..........                   --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                   --                     1                     1                    --
                                -------------------  --------------------  --------------------  --------------------
        Total Assets..........              336,052                49,050               765,666               177,244
                                -------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                   25                     4                    --                    25
   Due to Metropolitan Life
     Insurance Company........                   --                    --                    --                     1
                                -------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                   25                     4                    --                    26
                                -------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $           336,027  $             49,046  $            765,666  $            177,218
                                ===================  ====================  ====================  ====================

                                                            PUTNAM VT
                                      PUTNAM VT           GLOBAL ASSET           PUTNAM VT             PUTNAM VT
                                    EQUITY INCOME          ALLOCATION          GLOBAL EQUITY       GLOBAL UTILITIES
                                      DIVISION              DIVISION             DIVISION              DIVISION
                                --------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $          8,256,709  $            417,046  $           362,272  $            20,403
   Accrued dividends..........                    --                    --                   --                   --
   Due from Metropolitan Life
     Insurance Company........                    --                     1                    1                    1
                                --------------------  --------------------  -------------------  -------------------
        Total Assets..........             8,256,709               417,047              362,273               20,404
                                --------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...............                    --                    26                   --                   13
   Due to Metropolitan Life
     Insurance Company........                    --                    --                   --                   --
                                --------------------  --------------------  -------------------  -------------------
        Total Liabilities.....                    --                    26                   --                   13
                                --------------------  --------------------  -------------------  -------------------

NET ASSETS....................  $          8,256,709  $            417,021  $           362,273  $            20,391
                                ====================  ====================  ===================  ===================

                                      PUTNAM VT             PUTNAM VT
                                     GOVERNMENT              GROWTH
                                    MONEY MARKET          OPPORTUNITIES
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $            179,131  $          8,953,934
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........               179,131             8,953,934
                                --------------------  --------------------
LIABILITIES:
   Accrued fees...............                     4                    24
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                     4                    24
                                --------------------  --------------------

NET ASSETS....................  $            179,127  $          8,953,910
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017


                                      PUTNAM VT             PUTNAM VT             PUTNAM VT             PUTNAM VT
                                     HIGH YIELD              INCOME         INTERNATIONAL EQUITY  INTERNATIONAL GROWTH
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $          8,129,124  $          8,965,330  $            242,903  $            111,726
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........             8,129,124             8,965,330               242,903               111,726
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    46                    34                    42                    32
   Due to Metropolitan Life
     Insurance Company........                    --                    --                     1                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    46                    34                    43                    32
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $          8,129,078  $          8,965,296  $            242,860  $            111,694
                                ====================  ====================  ====================  ====================

                                      PUTNAM VT                                   PUTNAM VT         T. ROWE PRICE ES
                                 INTERNATIONAL VALUE   PUTNAM VT INVESTORS    MULTI-CAP GROWTH        EQUITY INCOME
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $             28,712  $            145,943  $         12,213,242  $             47,107
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........                28,712               145,943            12,213,242                47,107
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    20                    24                    40                    35
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                     1
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    20                    24                    40                    36
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $             28,692  $            145,919  $         12,213,202  $             47,071
                                ====================  ====================  ====================  ====================

                                  T. ROWE PRICE ES      T. ROWE PRICE ES
                                   MID-CAP GROWTH      NEW AMERICA GROWTH
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $            508,248  $         15,041,452
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........               508,248            15,041,452
                                --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    57                    --
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    57                    --
                                --------------------  --------------------

NET ASSETS....................  $            508,191  $         15,041,452
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2017


                                                                                          T. ROWE PRICE ES
                                                                                          PERSONAL STRATEGY      T. ROWE PRICE FIS
                                                                                              BALANCED           LIMITED-TERM BOND
                                                                                              DIVISION               DIVISION
                                                                                       ---------------------   ---------------------
ASSETS:
   Investments at fair value........................................................   $          25,476,093   $           7,495,448
   Accrued dividends................................................................                      --                      --
   Due from Metropolitan Life
     Insurance Company..............................................................                      --                      --
                                                                                       ---------------------   ---------------------
        Total Assets................................................................              25,476,093               7,495,448
                                                                                       ---------------------   ---------------------
LIABILITIES:
   Accrued fees.....................................................................                      38                      --
   Due to Metropolitan Life
     Insurance Company..............................................................                       1                      --
                                                                                       ---------------------   ---------------------
        Total Liabilities...........................................................                      39                      --
                                                                                       ---------------------   ---------------------

NET ASSETS..........................................................................   $          25,476,054   $           7,495,448
                                                                                       =====================   =====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2017



                                                                   AMERICAN FUNDS U.S.   BHFTI BRIGHTHOUSE/   BHFTI BRIGHTHOUSE/
                                                AMERICAN FUNDS       GOVERNMENT/AAA-      ABERDEEN EMERGING    WELLINGTON LARGE
                                                   NEW WORLD        RATED SECURITIES       MARKETS EQUITY        CAP RESEARCH
                                                   DIVISION             DIVISION              DIVISION             DIVISION
                                             --------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $             34,608  $            18,091  $            90,729  $             24,911
                                             --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk...........                21,331                8,280               42,290                17,011
                                             --------------------  -------------------  -------------------  --------------------
           Net investment income (loss)....                13,277                9,811               48,439                 7,900
                                             --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    --                   --                   --                83,535
      Realized gains (losses) on sale of
        investments........................                45,129              (7,181)              150,801                70,076
                                             --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses).....                45,129              (7,181)              150,801               153,611
                                             --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................               648,157                8,135            1,426,316               266,728
                                             --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               693,286                  954            1,577,117               420,339
                                             --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            706,563  $            10,765  $         1,625,556  $            428,239
                                             ====================  ===================  ===================  ====================

                                                                                                                   BHFTII
                                                     BHFTI                BHFTI                BHFTII             BLACKROCK
                                                  CLEARBRIDGE          OPPENHEIMER        BLACKROCK CAPITAL      ULTRA-SHORT
                                               AGGRESSIVE GROWTH      GLOBAL EQUITY         APPRECIATION          TERM BOND
                                                   DIVISION             DIVISION              DIVISION            DIVISION
                                             --------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $             21,203  $           134,670  $             3,841  $            15,817
                                             --------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk...........                17,023               65,017               27,565               35,556
                                             --------------------  -------------------  -------------------  -------------------
           Net investment income (loss)....                 4,180               69,653             (23,724)             (19,739)
                                             --------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    --                   --               84,781                   91
      Realized gains (losses) on sale of
        investments........................                57,805              316,808               59,739               15,370
                                             --------------------  -------------------  -------------------  -------------------
           Net realized gains (losses).....                57,805              316,808              144,520               15,461
                                             --------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................               298,088            3,277,895              902,544               10,888
                                             --------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               355,893            3,594,703            1,047,064               26,349
                                             --------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            360,073  $         3,664,356  $         1,023,340  $             6,610
                                             ====================  ===================  ===================  ===================


                                                    BHFTII               BHFTII
                                               METLIFE AGGREGATE     METLIFE MID CAP
                                                  BOND INDEX           STOCK INDEX
                                                   DIVISION             DIVISION
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $           156,413  $            381,194
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk...........               30,715               150,237
                                             -------------------  --------------------
           Net investment income (loss)....              125,698               230,957
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --             1,737,631
      Realized gains (losses) on sale of
        investments........................             (85,156)             1,309,817
                                             -------------------  --------------------
           Net realized gains (losses).....             (85,156)             3,047,448
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................               99,654               731,250
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               14,498             3,778,698
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           140,196  $          4,009,655
                                             ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017



                                                     BHFTII              BHFTII
                                                  METLIFE MSCI       METLIFE RUSSELL           BHFTII                BHFTII
                                                   EAFE INDEX          2000 INDEX        METLIFE STOCK INDEX    MFS TOTAL RETURN
                                                    DIVISION            DIVISION              DIVISION              DIVISION
                                              -------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $           137,820  $           444,304  $            838,678  $           460,221
                                              -------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk............               28,711              245,262               246,736               97,265
                                              -------------------  -------------------  --------------------  -------------------
           Net investment income (loss).....              109,109              199,042               591,942              362,956
                                              -------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --            1,457,387             1,318,192              944,499
      Realized gains (losses) on sale of
        investments.........................              667,969              941,402             5,228,941              339,587
                                              -------------------  -------------------  --------------------  -------------------
           Net realized gains (losses)......              667,969            2,398,789             6,547,133            1,284,086
                                              -------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................              334,532            2,224,443             1,891,017              384,156
                                              -------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            1,002,501            4,623,232             8,438,150            1,668,242
                                              -------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         1,111,610  $         4,822,274  $          9,030,092  $         2,031,198
                                              ===================  ===================  ====================  ===================

                                                                                           BHFTII WESTERN
                                                                                          ASSET MANAGEMENT
                                                                           BHFTII          STRATEGIC BOND
                                                BHFTII MFS VALUE        MFS VALUE II        OPPORTUNITIES      DEUTSCHE I BOND VIP
                                                    DIVISION              DIVISION            DIVISION              DIVISION
                                              --------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             31,328  $            60,232  $            50,346  $              7,473
                                              --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk............                11,482               17,350                9,490                 1,930
                                              --------------------  -------------------  -------------------  --------------------
           Net investment income (loss).....                19,846               42,882               40,856                 5,543
                                              --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                92,493                   --                   --                    --
      Realized gains (losses) on sale of
        investments.........................                10,584             (10,067)               15,661                   210
                                              --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses)......               103,077             (10,067)               15,661                   210
                                              --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               120,937              132,049               33,935                 7,916
                                              --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               224,014              121,982               49,596                 8,126
                                              --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            243,860  $           164,864  $            90,452  $             13,669
                                              ====================  ===================  ===================  ====================



                                                   DEUTSCHE I          DEUTSCHE I
                                               CAPITAL GROWTH VIP    CORE EQUITY VIP
                                                    DIVISION            DIVISION
                                              -------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $             7,474  $            10,324
                                              -------------------  -------------------
EXPENSES:
      Mortality and expense risk............                7,664                6,333
                                              -------------------  -------------------
           Net investment income (loss).....                (190)                3,991
                                              -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               79,071               58,889
      Realized gains (losses) on sale of
        investments.........................               58,008               61,755
                                              -------------------  -------------------
           Net realized gains (losses)......              137,079              120,644
                                              -------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................               94,958               30,517
                                              -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              232,037              151,161
                                              -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           231,847  $           155,152
                                              ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017



                                                 DEUTSCHE I CROCI       DEUTSCHE I GLOBAL    DEUTSCHE II GLOBAL
                                                 INTERNATIONAL VIP        SMALL CAP VIP      INCOME BUILDER VIP
                                                     DIVISION               DIVISION              DIVISION
                                               ---------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             683,115  $                 --  $              18,721
                                               ---------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk.............                 74,209                 3,105                  4,312
                                               ---------------------  --------------------  ---------------------
           Net investment income (loss)......                608,906               (3,105)                 14,409
                                               ---------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --                33,919                     --
      Realized gains (losses) on sale of
         investments.........................              (287,370)               (7,646)                 19,476
                                               ---------------------  --------------------  ---------------------
           Net realized gains (losses).......              (287,370)                26,273                 19,476
                                               ---------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................              1,534,478                48,832                 49,458
                                               ---------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................              1,247,108                75,105                 68,934
                                               ---------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           1,856,014  $             72,000  $              83,343
                                               =====================  ====================  =====================

                                                    DEUTSCHE II
                                                 GOVERNMENT MONEY      DEUTSCHE II SMALL       FIDELITY VIP
                                                    MARKET VIP        MID CAP GROWTH VIP       ASSET MANAGER
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             77,473  $                247  $               1,204
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk.............               127,644                 2,006                    446
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......              (50,171)               (1,759)                    758
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                12,865                  6,577
      Realized gains (losses) on sale of
         investments.........................                    --                12,541                  (545)
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                    --                25,406                  6,032
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                    --                28,027                    585
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                    --                53,433                  6,617
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           (50,171)  $             51,674  $               7,375
                                               ====================  ====================  =====================


                                                FIDELITY VIP ASSET       FIDELITY VIP          FIDELITY VIP
                                                  MANAGER: GROWTH         CONTRAFUND           EQUITY-INCOME
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $              2,651  $            531,648  $            463,929
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk.............                 1,342               401,060               206,046
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                 1,309               130,588               257,883
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                22,653             2,818,003               565,933
      Realized gains (losses) on sale of
         investments.........................                 4,286             1,468,439               313,948
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                26,939             4,286,442               879,881
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                 1,262             5,704,046             2,003,275
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                28,201             9,990,488             2,883,156
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             29,510  $         10,121,076  $          3,141,039
                                               ====================  ====================  ====================


                                                   FIDELITY VIP
                                                   FREEDOM 2010
                                                     DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $             40,758
                                               --------------------
EXPENSES:
      Mortality and expense risk.............                16,968
                                               --------------------
           Net investment income (loss)......                23,790
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                43,769
      Realized gains (losses) on sale of
         investments.........................                98,235
                                               --------------------
           Net realized gains (losses).......               142,004
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................                90,069
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               232,073
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            255,863
                                               ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017



                                                   FIDELITY VIP          FIDELITY VIP           FIDELITY VIP
                                                   FREEDOM 2020          FREEDOM 2030           FREEDOM 2040
                                                     DIVISION              DIVISION               DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            100,168  $             132,798  $             44,476
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk.............                43,806                 66,608                25,456
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......                56,362                 66,190                19,020
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               160,130                310,942               103,332
      Realized gains (losses) on sale of
         investments.........................                82,175                141,051                49,448
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......               242,305                451,993               152,780
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               551,185              1,094,170               510,675
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               793,490              1,546,163               663,455
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            849,852  $           1,612,353  $            682,475
                                               ====================  =====================  ====================

                                                                         FIDELITY VIP
                                                   FIDELITY VIP           GOVERNMENT
                                                   FREEDOM 2050          MONEY MARKET       FIDELITY VIP GROWTH
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             18,208  $              9,125  $              67,602
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk.............                10,127                10,129                233,276
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......                 8,081               (1,004)              (165,674)
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                46,681                    --              2,214,050
      Realized gains (losses) on sale of
         investments.........................                30,551                    --              1,669,660
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                77,232                    --              3,883,710
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................               188,525                    --              5,205,631
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               265,757                    --              9,089,341
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            273,838  $            (1,004)  $           8,923,667
                                               ====================  ====================  =====================

                                                                                                FIDELITY VIP
                                                   FIDELITY VIP          FIDELITY VIP            INVESTMENT
                                                    HIGH INCOME            INDEX 500             GRADE BOND
                                                     DIVISION              DIVISION               DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             17,822  $          1,111,901  $              28,432
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk.............                 2,725               461,834                  8,841
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......                15,097               650,067                 19,591
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --               194,391                  5,173
      Realized gains (losses) on sale of
         investments.........................                 1,349             3,029,437                    647
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                 1,349             3,223,828                  5,820
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                 5,742             7,810,959                 14,664
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                 7,091            11,034,787                 20,484
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             22,188  $         11,684,854  $              40,075
                                               ====================  ====================  =====================


                                                   FIDELITY VIP
                                                      MID CAP
                                                     DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $             59,367
                                               --------------------
EXPENSES:
      Mortality and expense risk.............                62,413
                                               --------------------
           Net investment income (loss)......               (3,046)
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               371,252
      Realized gains (losses) on sale of
         investments.........................               125,414
                                               --------------------
           Net realized gains (losses).......               496,666
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................             1,036,242
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             1,532,908
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          1,529,862
                                               ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017


                                                                         FIDELITY VIP
                                              FIDELITY VIP OVERSEAS       REAL ESTATE        FIDELITY VIP VALUE
                                                    DIVISION               DIVISION               DIVISION
                                             ----------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $               7,978   $              17,690  $               5,596
                                             ----------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk...........                  4,162                   7,292                  3,051
                                             ----------------------  ---------------------  ---------------------
           Net investment income (loss)....                  3,816                  10,398                  2,545
                                             ----------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    521                  58,106                 11,838
      Realized gains (losses) on sale of
         investments.......................                 12,424                  19,613                  6,919
                                             ----------------------  ---------------------  ---------------------
           Net realized gains (losses).....                 12,945                  77,719                 18,757
                                             ----------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                122,225                (57,467)                 35,161
                                             ----------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                135,170                  20,252                 53,918
                                             ----------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             138,986   $              30,650  $              56,463
                                             ======================  =====================  =====================

                                                  INVESCO V.I.           INVESCO V.I.       INVESCO V.I. GLOBAL
                                              DIVERSIFIED DIVIDEND     EQUITY AND INCOME        CORE EQUITY
                                                    DIVISION               DIVISION              DIVISION
                                             ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $              12,478  $               1,259  $               4,151
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk...........                  6,874                    634                  2,824
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                  5,604                    625                  1,327
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                 25,577                  1,366                     --
      Realized gains (losses) on sale of
         investments.......................                119,325                  2,094                 13,277
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                144,902                  3,460                 13,277
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................               (93,724)                  3,195                 46,912
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                 51,178                  6,655                 60,189
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $              56,782  $               7,280  $              61,516
                                             =====================  =====================  =====================

                                                  INVESCO V.I.              MFS VIT
                                                   HIGH YIELD            GLOBAL EQUITY        MFS VIT GROWTH
                                                    DIVISION               DIVISION              DIVISION
                                             ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $               1,775  $              86,365  $              18,771
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk...........                    397                 76,165                132,472
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                  1,378                 10,200              (113,701)
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                     --                389,467                710,317
      Realized gains (losses) on sale of
         investments.......................                     30                382,735                862,932
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                     30                772,202              1,573,249
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                    930              1,304,373              3,146,962
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                    960              2,076,575              4,720,211
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $               2,338  $           2,086,775  $           4,606,510
                                             =====================  =====================  =====================

                                                     MFS VIT
                                                 INVESTORS TRUST
                                                    DIVISION
                                             ---------------------
INVESTMENT INCOME:
      Dividends............................  $                 709
                                             ---------------------
EXPENSES:
      Mortality and expense risk...........                    727
                                             ---------------------
           Net investment income (loss)....                   (18)
                                             ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                  3,828
      Realized gains (losses) on sale of
         investments.......................                  2,029
                                             ---------------------
           Net realized gains (losses).....                  5,857
                                             ---------------------
      Change in unrealized gains (losses)
         on investments....................                 13,837
                                             ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                 19,694
                                             ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $              19,676
                                             =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017




                                                   MFS VIT              MFS VIT                                    MFS VIT
                                               MID CAP GROWTH        NEW DISCOVERY       MFS VIT RESEARCH     TOTAL RETURN BOND
                                                  DIVISION             DIVISION              DIVISION             DIVISION
                                             -------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $               152  $                --  $              1,676  $           211,891
                                             -------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk...........                  908                1,624                   896               42,569
                                             -------------------  -------------------  --------------------  -------------------
           Net investment income (loss)....                (756)              (1,624)                   780              169,322
                                             -------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                7,277                4,173                 8,232                   --
      Realized gains (losses) on sale of
        investments........................                1,330                3,396                 3,284             (16,427)
                                             -------------------  -------------------  --------------------  -------------------
           Net realized gains (losses).....                8,607                7,569                11,516             (16,427)
                                             -------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................               19,806               44,214                11,747               71,642
                                             -------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               28,413               51,783                23,263               55,215
                                             -------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            27,657  $            50,159  $             24,043  $           224,537
                                             ===================  ===================  ====================  ===================



                                                    MFS VIT                                                        MFS VIT II
                                                 TOTAL RETURN       MFS VIT UTILITIES       MFS VIT VALUE          CORE EQUITY
                                                   DIVISION             DIVISION              DIVISION              DIVISION
                                             --------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $             10,197  $             5,427  $              5,201  $              1,010
                                             --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk...........                 3,205                  923                 2,006                   780
                                             --------------------  -------------------  --------------------  --------------------
           Net investment income (loss)....                 6,992                4,504                 3,195                   230
                                             --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                11,865                   --                10,642                 6,225
      Realized gains (losses) on sale of
        investments........................                 7,374                  309                 7,073                 1,379
                                             --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses).....                19,239                  309                17,715                 7,604
                                             --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................                20,310               10,802                20,801                14,521
                                             --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................                39,549               11,111                38,516                22,125
                                             --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $             46,541  $            15,615  $             41,711  $             22,355
                                             ====================  ===================  ====================  ====================

                                                                       MFS VIT II
                                                                      MASSACHUSETTS
                                                  MFS VIT II            INVESTORS
                                                  HIGH YIELD          GROWTH STOCK
                                                   DIVISION             DIVISION
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $               669  $              1,477
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk...........                   68                 1,685
                                             -------------------  --------------------
           Net investment income (loss)....                  601                 (208)
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                11,778
      Realized gains (losses) on sale of
        investments........................                  110                 (178)
                                             -------------------  --------------------
           Net realized gains (losses).....                  110                11,600
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................                (197)                42,794
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................                 (87)                54,394
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $               514  $             54,186
                                             ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017


                                                                         MFS VIT II
                                                  MFS VIT II           U.S. GOVERNMENT     MORGAN STANLEY VIF
                                               STRATEGIC INCOME         MONEY MARKET      GLOBAL INFRASTRUCTURE
                                                   DIVISION               DIVISION              DIVISION
                                              --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends.............................  $                 84  $              5,846  $              3,302
                                              --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk............                    12                13,018                 1,051
                                              --------------------  --------------------  ---------------------
           Net investment income (loss).....                    72               (7,172)                 2,251
                                              --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                    --                 6,634
      Realized gains (losses) on sale of
        investments.........................                    25                    --               (4,398)
                                              --------------------  --------------------  ---------------------
           Net realized gains (losses)......                    25                    --                 2,236
                                              --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
        on investments......................                   (1)                    --                11,167
                                              --------------------  --------------------  ---------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                    24                    --                13,403
                                              --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $                 96  $            (7,172)  $             15,654
                                              ====================  ====================  =====================


                                               MORGAN STANLEY VIF   MORGAN STANLEY VIS     MORGAN STANLEY VIS    MORGAN STANLEY VIS
                                                GLOBAL STRATEGIST     EUROPEAN EQUITY          INCOME PLUS        MULTI CAP GROWTH
                                                    DIVISION             DIVISION               DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $                482  $              9,439  $              1,731  $                 --
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk............                   493                 2,966                   485                 6,025
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                  (11)                 6,473                 1,246               (6,025)
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   622                    --                    --                64,616
      Realized gains (losses) on sale of
        investments.........................                 3,501               (2,249)                    72                20,595
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......                 4,123               (2,249)                    72                85,211
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                 3,630                60,721                 1,750               176,736
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 7,753                58,472                 1,822               261,947
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              7,742  $             64,945  $              3,068  $            255,922
                                              ====================  ====================  ====================  ====================

                                                                                                PUTNAM VT
                                                    PUTNAM VT             PUTNAM VT           GLOBAL ASSET
                                               DIVERSIFIED INCOME       EQUITY INCOME          ALLOCATION
                                                    DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             11,186  $            146,737  $              6,764
                                              --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk............                 1,351                58,123                 2,974
                                              --------------------  --------------------  --------------------
           Net investment income (loss).....                 9,835                88,614                 3,790
                                              --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --               229,106                13,779
      Realized gains (losses) on sale of
        investments.........................               (5,694)               456,934                 3,561
                                              --------------------  --------------------  --------------------
           Net realized gains (losses)......               (5,694)               686,040                17,340
                                              --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                 7,451               527,405                33,884
                                              --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 1,757             1,213,445                51,224
                                              --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $             11,592  $          1,302,059  $             55,014
                                              ====================  ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017


                                                                                              PUTNAM VT             PUTNAM VT
                                                    PUTNAM VT           PUTNAM VT            GOVERNMENT              GROWTH
                                                  GLOBAL EQUITY     GLOBAL UTILITIES        MONEY MARKET          OPPORTUNITIES
                                                    DIVISION            DIVISION              DIVISION              DIVISION
                                              -------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             5,248  $               737  $                454  $             11,550
                                              -------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk............                2,479                  160                   721                60,681
                                              -------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....                2,769                  577                 (267)              (49,131)
                                              -------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --                1,446                    --               103,062
      Realized gains (losses) on sale of
        investments.........................               14,573                (543)                    --               153,805
                                              -------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......               14,573                  903                    --               256,867
                                              -------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               63,556                2,847                    --             1,906,817
                                              -------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               78,129                3,750                    --             2,163,684
                                              -------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            80,898  $             4,327  $              (267)  $          2,114,553
                                              ===================  ===================  ====================  ====================


                                                    PUTNAM VT             PUTNAM VT             PUTNAM VT             PUTNAM VT
                                                   HIGH YIELD              INCOME         INTERNATIONAL EQUITY  INTERNATIONAL GROWTH
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            484,131  $            405,432  $             5,464   $              1,201
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk............                60,726                67,348                1,747                    716
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....               423,405               338,084                3,717                    485
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                    --                   --                     --
      Realized gains (losses) on sale of
        investments.........................              (21,271)              (69,797)                7,630                  1,264
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......              (21,271)              (69,797)                7,630                  1,264
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               104,214               177,983               41,127                 26,013
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                82,943               108,186               48,757                 27,277
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            506,348  $            446,270  $            52,474   $             27,762
                                              ====================  ====================  ====================  ====================


                                                    PUTNAM VT
                                               INTERNATIONAL VALUE   PUTNAM VT INVESTORS
                                                    DIVISION              DIVISION
                                              --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $                746  $               537
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk............                   251                  705
                                              --------------------  --------------------
           Net investment income (loss).....                   495                (168)
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                2,221
      Realized gains (losses) on sale of
        investments.........................                 1,286                  532
                                              --------------------  --------------------
           Net realized gains (losses)......                 1,286                2,753
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                 6,373               17,599
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 7,659               20,352
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              8,154  $            20,184
                                              ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017



                                                   PUTNAM VT        T. ROWE PRICE ES       T. ROWE PRICE ES      T. ROWE PRICE ES
                                               MULTI-CAP GROWTH       EQUITY INCOME         MID-CAP GROWTH      NEW AMERICA GROWTH
                                                   DIVISION             DIVISION               DIVISION              DIVISION
                                              -------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            92,802  $                785  $                 --  $             14,222
                                              -------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk............               83,716                   335                 3,500               100,837
                                              -------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                9,086                   450               (3,500)              (86,615)
                                              -------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........              754,381                 4,316                58,060             1,450,673
      Realized gains (losses) on sale of
        investments.........................              458,402                 1,841                10,601               322,051
                                              -------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......            1,212,783                 6,157                68,661             1,772,724
                                              -------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            1,551,022                 (273)                32,616             2,109,575
                                              -------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            2,763,805                 5,884               101,277             3,882,299
                                              -------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         2,772,891  $              6,334  $             97,777  $          3,795,684
                                              ===================  ====================  ====================  ====================

                                                T. ROWE PRICE ES
                                                PERSONAL STRATEGY     T. ROWE PRICE FIS
                                                    BALANCED          LIMITED-TERM BOND
                                                    DIVISION              DIVISION
                                              --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            371,733  $            113,646
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk............               182,299                58,138
                                              --------------------  --------------------
           Net investment income (loss).....               189,434                55,508
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........             1,239,878                    --
      Realized gains (losses) on sale of
        investments.........................               311,415              (38,204)
                                              --------------------  --------------------
           Net realized gains (losses)......             1,551,293              (38,204)
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             1,962,398                 5,043
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             3,513,691              (33,161)
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          3,703,125  $             22,347
                                              ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                                                      AMERICAN FUNDS U.S. GOVERNMENT/
                                        AMERICAN FUNDS NEW WORLD           AAA-RATED SECURITIES
                                                DIVISION                         DIVISION
                                    -------------------------------  --------------------------------
                                          2017            2016             2017            2016
                                    ---------------  --------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        13,277  $        7,488  $         9,811  $        9,388
   Net realized gains (losses)....           45,129        (65,294)          (7,181)          18,192
   Change in unrealized gains
     (losses) on investments......          648,157         167,086            8,135        (23,158)
                                    ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          706,563         109,280           10,765           4,422
                                    ---------------  --------------  ---------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,130,396       1,982,342        1,331,850       1,270,070
   Net transfers (including fixed
     account).....................         (60,550)        (39,403)         (21,957)         (3,289)
   Policy charges.................      (1,773,943)     (1,628,106)      (1,122,354)     (1,091,748)
   Transfers for Policy benefits
     and terminations.............        (171,139)       (168,303)         (49,031)        (41,562)
                                    ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          124,764         146,530          138,508         133,471
                                    ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets.............          831,327         255,810          149,273         137,893
NET ASSETS:
   Beginning of year..............        2,437,508       2,181,698        1,048,556         910,663
                                    ---------------  --------------  ---------------  --------------
   End of year....................  $     3,268,835  $    2,437,508  $     1,197,829  $    1,048,556
                                    ===============  ==============  ===============  ==============

                                       BHFTI BRIGHTHOUSE/ABERDEEN       BHFTI BRIGHTHOUSE/WELLINGTON
                                         EMERGING MARKETS EQUITY             LARGE CAP RESEARCH
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017            2016             2017             2016
                                    ---------------  ---------------  --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        48,439  $         1,179  $        7,900   $        25,670
   Net realized gains (losses)....          150,801         (45,684)         153,611           125,820
   Change in unrealized gains
     (losses) on investments......        1,426,316          266,605         266,728          (22,562)
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        1,625,556          222,100         428,239           128,928
                                    ---------------  ---------------  --------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        1,653,343        3,837,321       1,813,533         1,627,605
   Net transfers (including fixed
     account).....................        (127,240)          474,045          94,721            94,024
   Policy charges.................        (959,476)        (819,352)     (1,480,033)       (1,292,059)
   Transfers for Policy benefits
     and terminations.............        (650,905)        (365,492)       (252,598)          (87,181)
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (84,278)        3,126,522         175,623           342,389
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets.............        1,541,278        3,348,622         603,862           471,317
NET ASSETS:
   Beginning of year..............        5,759,652        2,411,030       1,930,707         1,459,390
                                    ---------------  ---------------  --------------   ---------------
   End of year....................  $     7,300,930  $     5,759,652  $    2,534,569   $     1,930,707
                                    ===============  ===============  ==============   ===============

                                                  BHFTI                             BHFTI
                                      CLEARBRIDGE AGGRESSIVE GROWTH       OPPENHEIMER GLOBAL EQUITY
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2017              2016             2017             2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         4,180  $       (1,593)  $        69,653  $      (19,383)
   Net realized gains (losses)....           57,805            5,304          316,808          165,342
   Change in unrealized gains
     (losses) on investments......          298,088           46,555        3,277,895          517,815
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          360,073           50,266        3,664,356          663,774
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        1,631,714        1,547,928        2,875,024        8,991,090
   Net transfers (including fixed
     account).....................          (4,015)         (76,571)          680,585          337,942
   Policy charges.................      (1,308,658)      (1,214,514)      (1,766,426)      (1,303,600)
   Transfers for Policy benefits
     and terminations.............        (166,550)         (72,307)        (811,593)        (831,325)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          152,491          184,536          977,590        7,194,107
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          512,564          234,802        4,641,946        7,857,881
NET ASSETS:
   Beginning of year..............        1,957,706        1,722,904        9,413,604        1,555,723
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $     2,470,270  $     1,957,706  $    14,055,550  $     9,413,604
                                    ===============  ===============  ===============  ===============

                                                 BHFTII
                                     BLACKROCK CAPITAL APPRECIATION
                                                DIVISION
                                    --------------------------------
                                         2017             2016
                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (23,724)  $      (20,894)
   Net realized gains (losses)....          144,520          234,311
   Change in unrealized gains
     (losses) on investments......          902,544        (219,783)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        1,023,340          (6,366)
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,382,328        2,367,202
   Net transfers (including fixed
     account).....................           12,868         (14,624)
   Policy charges.................      (1,960,399)      (1,839,165)
   Transfers for Policy benefits
     and terminations.............        (243,071)        (126,233)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          191,726          387,180
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............        1,215,066          380,814
NET ASSETS:
   Beginning of year..............        3,036,695        2,655,881
                                    ---------------  ---------------
   End of year....................  $     4,251,761  $     3,036,695
                                    ===============  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                           BHFTII BLACKROCK                       BHFTII
                                         ULTRA-SHORT TERM BOND         METLIFE AGGREGATE BOND INDEX
                                               DIVISION                          DIVISION
                                    --------------------------------  -------------------------------
                                         2017              2016            2017            2016
                                    ---------------  ---------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (19,739)  $      (30,524)  $      125,698  $        10,508
   Net realized gains (losses)....           15,461            3,687        (85,156)          (3,071)
   Change in unrealized gains
     (losses) on investments......           10,888            9,016          99,654        (124,126)
                                    ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            6,610         (17,821)         140,196        (116,689)
                                    ---------------  ---------------  --------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........       26,172,821       25,462,398       1,757,524        4,829,108
   Net transfers (including fixed
     account).....................           26,182          144,035         637,725          321,273
   Policy charges.................     (25,577,909)     (24,895,239)     (1,113,961)        (867,416)
   Transfers for Policy benefits
     and terminations.............        (215,647)        (571,460)       (376,037)        (426,432)
                                    ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          405,447          139,734         905,251        3,856,533
                                    ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets.............          412,057          121,913       1,045,447        3,739,844
NET ASSETS:
   Beginning of year..............        4,661,047        4,539,134       4,792,223        1,052,379
                                    ---------------  ---------------  --------------  ---------------
   End of year....................  $     5,073,104  $     4,661,047  $    5,837,670  $     4,792,223
                                    ===============  ===============  ==============  ===============

                                                BHFTII                             BHFTII
                                      METLIFE MID CAP STOCK INDEX          METLIFE MSCI EAFE INDEX
                                               DIVISION                           DIVISION
                                    --------------------------------  --------------------------------
                                         2017              2016            2017             2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       230,957  $      (49,583)  $       109,109  $         5,355
   Net realized gains (losses)....        3,047,448          332,273          667,969            7,179
   Change in unrealized gains
     (losses) on investments......          731,250        2,333,981          334,532          163,391
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        4,009,655        2,616,671        1,111,610          175,925
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        6,132,762       20,729,029        1,423,456        3,822,692
   Net transfers (including fixed
     account).....................        1,414,751        1,891,261          650,064          257,135
   Policy charges.................      (3,619,819)      (2,457,123)        (773,037)        (573,239)
   Transfers for Policy benefits
     and terminations.............      (1,729,189)      (1,313,686)        (275,732)        (355,360)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        2,198,505       18,849,481        1,024,751        3,151,228
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............        6,208,160       21,466,152        2,136,361        3,327,153
NET ASSETS:
   Beginning of year..............       24,138,337        2,672,185        4,179,869          852,716
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $    30,346,497  $    24,138,337  $     6,316,230  $     4,179,869
                                    ===============  ===============  ===============  ===============

                                                 BHFTII
                                       METLIFE RUSSELL 2000 INDEX        BHFTII METLIFE STOCK INDEX
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2017              2016             2017             2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       199,042  $       105,656  $       591,942  $     (105,167)
   Net realized gains (losses)....        2,398,789        1,763,644        6,547,133          308,675
   Change in unrealized gains
     (losses) on investments......        2,224,443        3,660,693        1,891,017        2,580,601
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        4,822,274        5,529,993        9,030,092        2,784,109
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        8,023,831       13,583,124        9,380,432       39,936,750
   Net transfers (including fixed
     account).....................          736,757          707,760        2,044,285        1,794,973
   Policy charges.................      (5,465,104)      (4,758,820)      (5,240,592)      (2,854,367)
   Transfers for Policy benefits
     and terminations.............      (3,056,062)      (2,263,639)      (3,516,179)      (2,933,685)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          239,422        7,268,425        2,667,946       35,943,671
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............        5,061,696       12,798,418       11,698,038       38,727,780
NET ASSETS:
   Beginning of year..............       34,046,352       21,247,934       40,675,615        1,947,835
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $    39,108,048  $    34,046,352  $    52,373,653  $    40,675,615
                                    ===============  ===============  ===============  ===============


                                         BHFTII MFS TOTAL RETURN
                                                DIVISION
                                    --------------------------------
                                          2017             2016
                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       362,956  $      (16,620)
   Net realized gains (losses)....        1,284,086           98,150
   Change in unrealized gains
     (losses) on investments......          384,156          425,605
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        2,031,198          507,135
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        4,049,167       14,988,365
   Net transfers (including fixed
     account).....................          367,391          983,267
   Policy charges.................      (2,039,579)      (1,186,812)
   Transfers for Policy benefits
     and terminations.............      (1,300,256)        (603,683)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        1,076,723       14,181,137
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............        3,107,921       14,688,272
NET ASSETS:
   Beginning of year..............       16,127,461        1,439,189
                                    ---------------  ---------------
   End of year....................  $    19,235,382  $    16,127,461
                                    ===============  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016




                                            BHFTII MFS VALUE                 BHFTII MFS VALUE II
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017            2016             2017             2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        19,846  $        17,067  $        42,882  $        16,003
   Net realized gains (losses)....          103,077           97,541         (10,067)           90,558
   Change in unrealized gains
     (losses) on investments......          120,937           38,247          132,049          200,080
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          243,860          152,855          164,864          306,641
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        1,132,777          922,343        1,801,521        1,590,537
   Net transfers (including fixed
     account).....................         (55,965)           59,925           23,131           48,052
   Policy charges.................        (845,531)        (649,234)      (1,346,295)      (1,223,238)
   Transfers for Policy benefits
     and terminations.............        (197,449)         (77,557)        (194,641)        (182,473)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           33,832          255,477          283,716          232,878
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          277,692          408,332          448,580          539,519
NET ASSETS:
   Beginning of year..............        1,398,681          990,349        2,156,685        1,617,166
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $     1,676,373  $     1,398,681  $     2,605,265  $     2,156,685
                                    ===============  ===============  ===============  ===============

                                          BHFTII WESTERN ASSET
                                          MANAGEMENT STRATEGIC
                                           BOND OPPORTUNITIES                 DEUTSCHE I BOND VIP
                                                DIVISION                           DIVISION
                                    ---------------------------------  --------------------------------
                                         2017            2016 (a)           2017              2016
                                    ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        40,856  $         11,287  $         5,543  $        16,633
   Net realized gains (losses)....           15,661             (173)              210          (8,602)
   Change in unrealized gains
     (losses) on investments......           33,935            31,379            7,916            6,814
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           90,452            42,493           13,669           14,845
                                    ---------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        1,206,111           779,999           44,475           45,480
   Net transfers (including fixed
     account).....................         (11,585)         1,096,802           16,959            3,127
   Policy charges.................        (986,261)         (630,384)         (35,835)         (38,191)
   Transfers for Policy benefits
     and terminations.............        (175,357)          (96,415)         (36,719)         (61,450)
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           32,908         1,150,002         (11,120)         (51,034)
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          123,360         1,192,495            2,549         (36,189)
NET ASSETS:
   Beginning of year..............        1,192,495                --          193,850          230,039
                                    ---------------  ----------------  ---------------  ---------------
   End of year....................  $     1,315,855  $      1,192,495  $       196,399  $       193,850
                                    ===============  ================  ===============  ===============



                                      DEUTSCHE I CAPITAL GROWTH VIP       DEUTSCHE I CORE EQUITY VIP
                                                DIVISION                           DIVISION
                                    ---------------------------------  ---------------------------------
                                         2017              2016              2017             2016
                                    ---------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         (190)  $          1,160  $         3,991   $         5,141
   Net realized gains (losses)....          137,079           126,786          120,644           104,071
   Change in unrealized gains
     (losses) on investments......           94,958         (108,580)           30,517          (42,028)
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          231,847            19,366          155,152            67,184
                                    ---------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........          166,614           166,929          116,760           109,561
   Net transfers (including fixed
     account).....................         (67,382)            23,742           35,421            28,006
   Policy charges.................        (162,938)         (161,586)         (98,510)          (97,969)
   Transfers for Policy benefits
     and terminations.............        (152,675)         (245,674)        (195,315)          (70,523)
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (216,381)         (216,589)        (141,644)          (30,925)
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............           15,466         (197,223)           13,508            36,259
NET ASSETS:
   Beginning of year..............          999,566         1,196,789          809,583           773,324
                                    ---------------  ----------------  ---------------   ---------------
   End of year....................  $     1,015,032  $        999,566  $       823,091   $       809,583
                                    ===============  ================  ===============   ===============


                                            DEUTSCHE I CROCI
                                            INTERNATIONAL VIP
                                                DIVISION
                                    ---------------------------------
                                          2017             2016
                                    ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       608,906  $        837,249
   Net realized gains (losses)....        (287,370)         (387,598)
   Change in unrealized gains
     (losses) on investments......        1,534,478         (447,335)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        1,856,014             2,316
                                    ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,258,875         2,398,185
   Net transfers (including fixed
     account).....................           24,359         (247,841)
   Policy charges.................      (1,620,216)       (1,640,716)
   Transfers for Policy benefits
     and terminations.............      (1,087,539)         (575,338)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (424,521)          (65,710)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets.............        1,431,493          (63,394)
NET ASSETS:
   Beginning of year..............        9,054,008         9,117,402
                                    ---------------  ----------------
   End of year....................  $    10,485,501  $      9,054,008
                                    ===============  ================

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                                                                 DEUTSCHE II
                                     DEUTSCHE I GLOBAL SMALL CAP VIP      GLOBAL INCOME BUILDER VIP
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2017             2016              2017             2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (3,105)  $       (1,559)  $        14,409  $        19,254
   Net realized gains (losses)....           26,273           34,268           19,476            (940)
   Change in unrealized gains
     (losses) on investments......           48,832         (32,530)           49,458           15,318
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           72,000              179           83,343           33,632
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           31,623           35,392           79,305           79,602
   Net transfers (including fixed
     account).....................           15,610         (28,351)               --               --
   Policy charges.................         (32,579)         (31,867)         (67,182)         (67,933)
   Transfers for Policy benefits
     and terminations.............         (68,152)         (79,459)        (185,262)         (21,675)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (53,498)        (104,285)        (173,139)         (10,006)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           18,502        (104,106)         (89,796)           23,626
NET ASSETS:
   Beginning of year..............          422,915          527,021          585,286          561,660
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       441,417  $       422,915  $       495,490  $       585,286
                                    ===============  ===============  ===============  ===============

                                               DEUTSCHE II                         DEUTSCHE II
                                       GOVERNMENT MONEY MARKET VIP          SMALL MID CAP GROWTH VIP
                                                DIVISION                            DIVISION
                                    ----------------------------------  ---------------------------------
                                          2017              2016              2017             2016
                                    ----------------  ----------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (50,171)  $      (125,070)  $       (1,759)  $        (1,746)
   Net realized gains (losses)....                --                --           25,406            48,537
   Change in unrealized gains
     (losses) on investments......                --                --           28,027          (29,850)
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          (50,171)         (125,070)           51,674            16,941
                                    ----------------  ----------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        50,033,497        50,199,248           21,187            20,611
   Net transfers (including fixed
     account).....................         (350,921)         (861,454)         (48,212)            54,165
   Policy charges.................      (48,204,134)      (48,762,824)         (16,637)          (15,319)
   Transfers for Policy benefits
     and terminations.............       (1,459,989)       (2,253,913)         (23,623)          (22,723)
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            18,453       (1,678,943)         (67,285)            36,734
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.............          (31,718)       (1,804,013)         (15,611)            53,675
NET ASSETS:
   Beginning of year..............        17,595,831        19,399,844          299,739           246,064
                                    ----------------  ----------------  ---------------  ----------------
   End of year....................  $     17,564,113  $     17,595,831  $       284,128  $        299,739
                                    ================  ================  ===============  ================

                                                                                  FIDELITY VIP
                                       FIDELITY VIP ASSET MANAGER             ASSET MANAGER: GROWTH
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                         2017              2016              2017              2016
                                    ---------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           758  $            437  $          1,309  $         1,197
   Net realized gains (losses)....            6,032             (172)            26,939            5,554
   Change in unrealized gains
     (losses) on investments......              585             1,253             1,262          (3,370)
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            7,375             1,518            29,510            3,381
                                    ---------------  ----------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           97,826           104,822           128,989          103,885
   Net transfers (including fixed
     account).....................               80              (60)          (17,598)            (399)
   Policy charges.................         (91,791)          (97,576)          (94,674)         (91,164)
   Transfers for Policy benefits
     and terminations.............               --                --                --            (444)
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            6,115             7,186            16,717           11,878
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............           13,490             8,704            46,227           15,259
NET ASSETS:
   Beginning of year..............           54,219            45,515           173,181          157,922
                                    ---------------  ----------------  ----------------  ---------------
   End of year....................  $        67,709  $         54,219  $        219,408  $       173,181
                                    ===============  ================  ================  ===============


                                         FIDELITY VIP CONTRAFUND
                                                DIVISION
                                    ---------------------------------
                                          2017             2016
                                    ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       130,588   $        27,074
   Net realized gains (losses)....        4,286,442         4,876,053
   Change in unrealized gains
     (losses) on investments......        5,704,046       (1,564,629)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........       10,121,076         3,338,498
                                    ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        8,407,461         8,516,643
   Net transfers (including fixed
     account).....................      (1,230,931)       (1,132,314)
   Policy charges.................      (6,580,266)       (6,452,920)
   Transfers for Policy benefits
     and terminations.............      (3,998,378)       (5,100,383)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..      (3,402,114)       (4,168,974)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets.............        6,718,962         (830,476)
NET ASSETS:
   Beginning of year..............       49,513,163        50,343,639
                                    ---------------   ---------------
   End of year....................  $    56,232,125   $    49,513,163
                                    ===============   ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016



                                       FIDELITY VIP EQUITY-INCOME           FIDELITY VIP FREEDOM 2010
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                          2017             2016              2017             2016
                                    ---------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       257,883  $        394,630  $         23,790  $        14,991
   Net realized gains (losses)....          879,881         1,479,245           142,004           57,496
   Change in unrealized gains
     (losses) on investments......        2,003,275         2,181,958            90,069           15,166
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        3,141,039         4,055,833           255,863           87,653
                                    ---------------  ----------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        5,251,316         5,099,221           449,387          450,805
   Net transfers (including fixed
     account).....................        (372,383)         (631,348)           581,033         (12,564)
   Policy charges.................      (4,305,059)       (4,200,015)         (317,273)        (302,624)
   Transfers for Policy benefits
     and terminations.............      (2,592,393)       (1,840,141)         (175,521)         (11,226)
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..      (2,018,519)       (1,572,283)           537,626          124,391
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............        1,122,520         2,483,550           793,489          212,044
NET ASSETS:
   Beginning of year..............       27,139,502        24,655,952         1,941,310        1,729,266
                                    ---------------  ----------------  ----------------  ---------------
   End of year....................  $    28,262,022  $     27,139,502  $      2,734,799  $     1,941,310
                                    ===============  ================  ================  ===============


                                        FIDELITY VIP FREEDOM 2020            FIDELITY VIP FREEDOM 2030
                                                DIVISION                             DIVISION
                                    ----------------------------------  ---------------------------------
                                          2017              2016              2017              2016
                                    ----------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         56,362  $         42,256  $        66,190   $        56,381
   Net realized gains (losses)....           242,305           196,681          451,993           331,941
   Change in unrealized gains
     (losses) on investments......           551,185            15,446        1,094,170            48,791
                                    ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           849,852           254,383        1,612,353           437,113
                                    ----------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........         3,152,186         3,066,146        4,550,412         4,073,115
   Net transfers (including fixed
     account).....................           591,461           107,711          222,178         (217,018)
   Policy charges.................       (2,681,794)       (2,565,167)      (3,482,393)       (3,054,815)
   Transfers for Policy benefits
     and terminations.............         (327,093)         (629,288)        (619,737)         (433,879)
                                    ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           734,760          (20,598)          670,460           367,403
                                    ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............         1,584,612           233,785        2,282,813           804,516
NET ASSETS:
   Beginning of year..............         5,302,629         5,068,844        7,796,008         6,991,492
                                    ----------------  ----------------  ---------------   ---------------
   End of year....................  $      6,887,241  $      5,302,629  $    10,078,821   $     7,796,008
                                    ================  ================  ===============   ===============


                                        FIDELITY VIP FREEDOM 2040           FIDELITY VIP FREEDOM 2050
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                          2017              2016             2017             2016
                                    ---------------   ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        19,020   $        18,259  $         8,081   $         9,410
   Net realized gains (losses)....          152,780            83,396           77,232            32,524
   Change in unrealized gains
     (losses) on investments......          510,675            49,899          188,525            21,909
                                    ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          682,475           151,554          273,838            63,843
                                    ---------------   ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,336,512         1,946,054        1,155,085         1,031,751
   Net transfers (including fixed
     account).....................           27,442          (15,369)           41,910          (81,115)
   Policy charges.................      (1,519,001)       (1,277,816)        (843,978)         (706,228)
   Transfers for Policy benefits
     and terminations.............        (292,465)         (155,368)        (280,940)         (181,456)
                                    ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          552,488           497,501           72,077            62,952
                                    ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............        1,234,963           649,055          345,915           126,795
NET ASSETS:
   Beginning of year..............        2,753,823         2,104,768        1,192,047         1,065,252
                                    ---------------   ---------------  ---------------   ---------------
   End of year....................  $     3,988,786   $     2,753,823  $     1,537,962   $     1,192,047
                                    ===============   ===============  ===============   ===============

                                              FIDELITY VIP
                                         GOVERNMENT MONEY MARKET
                                                DIVISION
                                    ---------------------------------
                                         2017              2016
                                    ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (1,004)  $        (6,097)
   Net realized gains (losses)....               --                --
   Change in unrealized gains
     (losses) on investments......               --                --
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          (1,004)           (6,097)
                                    ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        4,413,497         4,437,286
   Net transfers (including fixed
     account).....................          203,087            13,949
   Policy charges.................      (4,346,572)       (4,363,893)
   Transfers for Policy benefits
     and terminations.............               --                --
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          270,012            87,342
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets.............          269,008            81,245
NET ASSETS:
   Beginning of year..............        1,244,940         1,163,695
                                    ---------------  ----------------
   End of year....................  $     1,513,948  $      1,244,940
                                    ===============  ================

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016



                                           FIDELITY VIP GROWTH               FIDELITY VIP HIGH INCOME
                                                DIVISION                             DIVISION
                                    ----------------------------------  ----------------------------------
                                          2017              2016              2017              2016
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (165,674)  $      (192,249)  $         15,097  $         15,623
   Net realized gains (losses)....         3,883,710         3,751,504             1,349           (7,466)
   Change in unrealized gains
      (losses) on investments.....         5,205,631       (3,565,462)             5,742            33,297
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........         8,923,667           (6,207)            22,188            41,454
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........         6,594,178         6,647,898           212,393           197,170
   Net transfers (including fixed
      account)....................         (285,980)         (661,222)          (29,559)          (10,471)
   Policy charges.................       (5,627,089)       (5,543,804)         (183,876)         (169,736)
   Transfers for Policy benefits
      and terminations............       (2,645,425)       (2,167,774)          (57,026)           (4,059)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..       (1,964,316)       (1,724,902)          (58,068)            12,904
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............         6,959,351       (1,731,109)          (35,880)            54,358
NET ASSETS:
   Beginning of year..............        27,087,594        28,818,703           357,817           303,459
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $     34,046,945  $     27,087,594  $        321,937  $        357,817
                                    ================  ================  ================  ================

                                                                              FIDELITY VIP INVESTMENT
                                          FIDELITY VIP INDEX 500                    GRADE BOND
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2017              2016              2017              2016
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        650,067  $        402,689  $         19,591  $         18,926
   Net realized gains (losses)....         3,223,828         2,226,523             5,820             3,516
   Change in unrealized gains
      (losses) on investments.....         7,810,959         3,142,825            14,664            18,561
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........        11,684,854         5,772,037            40,075            41,003
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........        11,916,247        11,554,582           622,443           673,052
   Net transfers (including fixed
      account)....................         (504,806)         (270,616)          (45,709)            26,495
   Policy charges.................       (9,490,923)       (9,163,557)         (534,265)         (565,005)
   Transfers for Policy benefits
      and terminations............       (5,242,190)       (4,128,831)          (46,257)          (24,164)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..       (3,321,672)       (2,008,422)           (3,788)           110,378
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............         8,363,182         3,763,615            36,287           151,381
NET ASSETS:
   Beginning of year..............        57,903,136        54,139,521         1,167,576         1,016,195
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $     66,266,318  $     57,903,136  $      1,203,863  $      1,167,576
                                    ================  ================  ================  ================


                                           FIDELITY VIP MID CAP                FIDELITY VIP OVERSEAS
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2017              2016              2017              2016
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (3,046)  $       (16,382)  $          3,816  $          3,857
   Net realized gains (losses)....           496,666           396,264            12,945             2,377
   Change in unrealized gains
      (losses) on investments.....         1,036,242           406,375           122,225          (34,272)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........         1,529,862           786,257           138,986          (28,038)
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........         2,759,733         2,601,783           193,871           196,326
   Net transfers (including fixed
      account)....................          (21,982)         (359,161)             2,115           (2,783)
   Policy charges.................       (1,896,208)       (1,724,024)         (148,887)         (141,073)
   Transfers for Policy benefits
      and terminations............         (993,374)         (906,743)          (91,161)           (5,825)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (151,831)         (388,145)          (44,062)            46,645
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............         1,378,031           398,112            94,924            18,607
NET ASSETS:
   Beginning of year..............         7,752,022         7,353,910           516,716           498,109
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      9,130,053  $      7,752,022  $        611,640  $        516,716
                                    ================  ================  ================  ================


                                          FIDELITY VIP REAL ESTATE
                                                  DIVISION
                                    -----------------------------------
                                          2017               2016
                                    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         10,398   $          7,120
   Net realized gains (losses)....            77,719             42,735
   Change in unrealized gains
      (losses) on investments.....          (57,467)            (4,533)
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            30,650             45,322
                                    ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........           267,719            265,519
   Net transfers (including fixed
      account)....................          (69,071)           (55,567)
   Policy charges.................         (233,185)          (219,731)
   Transfers for Policy benefits
      and terminations............          (37,749)           (74,565)
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (72,286)           (84,344)
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets.............          (41,636)           (39,022)
NET ASSETS:
   Beginning of year..............         1,001,208          1,040,230
                                    ----------------   ----------------
   End of year....................  $        959,572   $      1,001,208
                                    ================   ================

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                            FIDELITY VIP VALUE           INVESCO V.I. DIVERSIFIED DIVIDEND
                                                 DIVISION                            DIVISION
                                    ----------------------------------  -----------------------------------
                                          2017              2016              2017               2016
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          2,545  $          1,266  $          5,604  $          7,407
   Net realized gains (losses)....            18,757             3,026           144,902           243,231
   Change in unrealized gains
      (losses) on investments.....            35,161            33,437          (93,724)         (102,912)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            56,463            37,729            56,782           147,726
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........           117,272           112,256           359,815           353,571
   Net transfers (including fixed
      account)....................           (3,890)             1,128             (492)            57,727
   Policy charges.................          (95,884)          (87,565)         (390,864)         (378,226)
   Transfers for Policy benefits
      and terminations............           (1,740)           (7,427)         (223,051)         (778,364)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..            15,758            18,392         (254,592)         (745,292)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............            72,221            56,121         (197,810)         (597,566)
NET ASSETS:
   Beginning of year..............           377,759           321,638           855,040         1,452,606
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $        449,980  $        377,759  $        657,230  $        855,040
                                    ================  ================  ================  ================

                                      INVESCO V.I. EQUITY AND INCOME        INVESCO V.I. GLOBAL CORE EQUITY
                                                 DIVISION                              DIVISION
                                    -----------------------------------  -----------------------------------
                                           2017              2016               2017              2016
                                    -----------------  ----------------  ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $             625  $            650  $          1,327   $            195
   Net realized gains (losses)....              3,460               156            13,277              (285)
   Change in unrealized gains
      (losses) on investments.....              3,195             8,080            46,912             16,067
                                    -----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........              7,280             8,886            61,516             15,977
                                    -----------------  ----------------  ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........             26,377            27,035           145,642            152,664
   Net transfers (including fixed
      account)....................             19,304             5,000            88,657           (23,511)
   Policy charges.................           (35,444)          (56,902)         (160,165)          (168,648)
   Transfers for Policy benefits
      and terminations............            (3,222)             (934)           (5,728)           (23,365)
                                    -----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..              7,015          (25,801)            68,406           (62,860)
                                    -----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets.............             14,295          (16,915)           129,922           (46,883)
NET ASSETS:
   Beginning of year..............             67,333            84,248           262,725            309,608
                                    -----------------  ----------------  ----------------   ----------------
   End of year....................  $          81,628  $         67,333  $        392,647   $        262,725
                                    =================  ================  ================   ================

                                          INVESCO V.I. HIGH YIELD              MFS VIT GLOBAL EQUITY
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2017              2016              2017              2016
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          1,378  $          1,391  $         10,200  $         19,701
   Net realized gains (losses)....                30           (1,623)           772,202           741,786
   Change in unrealized gains
      (losses) on investments.....               930             5,272         1,304,373         (164,443)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             2,338             5,040         2,086,775           597,044
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........            18,593            21,041         2,512,241         2,495,804
   Net transfers (including fixed
      account)....................                --           (9,500)         (105,266)         (378,266)
   Policy charges.................          (20,746)          (23,476)       (1,901,763)       (1,878,638)
   Transfers for Policy benefits
      and terminations............               (2)           (2,734)         (973,678)         (710,962)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..           (2,155)          (14,669)         (468,466)         (472,062)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............               183           (9,629)         1,618,309           124,982
NET ASSETS:
   Beginning of year..............            44,020            53,649         9,394,459         9,269,477
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $         44,203  $         44,020  $     11,012,768  $      9,394,459
                                    ================  ================  ================  ================

                                              MFS VIT GROWTH
                                                 DIVISION
                                    ----------------------------------
                                          2017              2016
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (113,701)  $      (108,349)
   Net realized gains (losses)....         1,573,249         1,596,698
   Change in unrealized gains
      (losses) on investments.....         3,146,962       (1,227,711)
                                    ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........         4,606,510           260,638
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........         3,244,831         3,153,242
   Net transfers (including fixed
      account)....................         (293,429)          (82,948)
   Policy charges.................       (2,462,202)       (2,377,053)
   Transfers for Policy benefits
      and terminations............       (1,376,715)       (1,219,448)
                                    ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (887,515)         (526,207)
                                    ----------------  ----------------
      Net increase (decrease)
        in net assets.............         3,718,995         (265,569)
NET ASSETS:
   Beginning of year..............        15,386,733        15,652,302
                                    ----------------  ----------------
   End of year....................  $     19,105,728  $     15,386,733
                                    ================  ================

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                         MFS VIT INVESTORS TRUST          MFS VIT MID CAP GROWTH
                                                DIVISION                         DIVISION
                                    -------------------------------  -------------------------------
                                          2017            2016             2017            2016
                                    ---------------  --------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (18)  $           91  $         (756)  $        (711)
   Net realized gains (losses)....            5,857           9,864            8,607           8,315
   Change in unrealized gains
     (losses) on investments......           13,837         (3,306)           19,806         (3,531)
                                    ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           19,676           6,649           27,657           4,073
                                    ---------------  --------------  ---------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           24,738          30,131           23,309          21,278
   Net transfers (including fixed
     account).....................               --              --               --              --
   Policy charges.................         (28,950)        (30,441)         (14,705)        (14,354)
   Transfers for Policy benefits
     and terminations.............             (86)         (1,875)             (18)            (17)
                                    ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (4,298)         (2,185)            8,586           6,907
                                    ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets.............           15,378           4,464           36,243          10,980
NET ASSETS:
   Beginning of year..............           90,203          85,739          102,378          91,398
                                    ---------------  --------------  ---------------  --------------
   End of year....................  $       105,581  $       90,203  $       138,621  $      102,378
                                    ===============  ==============  ===============  ==============

                                          MFS VIT NEW DISCOVERY               MFS VIT RESEARCH
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017            2016             2017             2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (1,624)  $       (1,358)  $           780  $            44
   Net realized gains (losses)....            7,569            6,450           11,516           11,520
   Change in unrealized gains
     (losses) on investments......           44,214            9,901           11,747          (3,553)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           50,159           14,993           24,043            8,011
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           38,442           33,167           56,620           54,150
   Net transfers (including fixed
     account).....................              (1)            5,106               --               --
   Policy charges.................         (40,901)         (40,203)         (52,253)         (53,326)
   Transfers for Policy benefits
     and terminations.............            (496)               --          (5,097)          (2,214)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (2,956)          (1,930)            (730)          (1,390)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           47,203           13,063           23,313            6,621
NET ASSETS:
   Beginning of year..............          196,259          183,196          106,671          100,050
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       243,462  $       196,259  $       129,984  $       106,671
                                    ===============  ===============  ===============  ===============

                                        MFS VIT TOTAL RETURN BOND           MFS VIT TOTAL RETURN
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017             2016            2017             2016
                                    ---------------  ---------------  --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       169,322  $       160,616  $        6,992   $         8,542
   Net realized gains (losses)....         (16,427)         (35,127)          19,239            19,274
   Change in unrealized gains
     (losses) on investments......           71,642        (257,468)          20,310             3,541
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          224,537        (131,979)          46,541            31,357
                                    ---------------  ---------------  --------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        1,675,959        5,684,754          71,711            77,826
   Net transfers (including fixed
     account).....................          994,810            (743)              --                --
   Policy charges.................        (683,200)        (286,869)        (74,111)          (79,715)
   Transfers for Policy benefits
     and terminations.............        (678,056)        (245,285)         (1,380)           (6,633)
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        1,309,513        5,151,857         (3,780)           (8,522)
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets.............        1,534,050        5,019,878          42,761            22,835
NET ASSETS:
   Beginning of year..............        5,045,435           25,557         407,825           384,990
                                    ---------------  ---------------  --------------   ---------------
   End of year....................  $     6,579,485  $     5,045,435  $      450,586   $       407,825
                                    ===============  ===============  ==============   ===============

                                            MFS VIT UTILITIES
                                                DIVISION
                                    --------------------------------
                                         2017             2016
                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         4,504  $         3,610
   Net realized gains (losses)....              309              925
   Change in unrealized gains
     (losses) on investments......           10,802            6,497
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           15,615           11,032
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           21,943           14,945
   Net transfers (including fixed
     account).....................              (1)               --
   Policy charges.................         (16,733)         (14,732)
   Transfers for Policy benefits
     and terminations.............          (1,057)          (3,579)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            4,152          (3,366)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............           19,767            7,666
NET ASSETS:
   Beginning of year..............          110,557          102,891
                                    ---------------  ---------------
   End of year....................  $       130,324  $       110,557
                                    ===============  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016



                                              MFS VIT VALUE                MFS VIT II CORE EQUITY
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017             2016             2017            2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         3,195  $         3,559  $           230  $            20
   Net realized gains (losses)....           17,715           32,502            7,604            4,372
   Change in unrealized gains
     (losses) on investments......           20,801          (3,469)           14,521            4,317
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           41,711           32,592           22,355            8,709
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           25,219           19,132           42,522           35,115
   Net transfers (including fixed
     account).....................              (1)               --               --            5,168
   Policy charges.................         (31,281)         (30,056)         (38,875)         (35,615)
   Transfers for Policy benefits
     and terminations.............          (1,289)         (18,756)          (1,905)               --
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (7,352)         (29,680)            1,742            4,668
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           34,359            2,912           24,097           13,377
NET ASSETS:
   Beginning of year..............          252,332          249,420           92,832           79,455
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       286,691  $       252,332  $       116,929  $        92,832
                                    ===============  ===============  ===============  ===============

                                                                          MFS VIT II MASSACHUSETTS
                                          MFS VIT II HIGH YIELD            INVESTORS GROWTH STOCK
                                                DIVISION                          DIVISION
                                    --------------------------------  ---------------------------------
                                         2017             2016              2017             2016
                                    ---------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           601  $           377  $         (208)  $          (312)
   Net realized gains (losses)....              110             (84)           11,600            21,028
   Change in unrealized gains
     (losses) on investments......            (197)              433           42,794          (10,111)
                                    ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........              514              726           54,186            10,605
                                    ---------------  ---------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           13,307           11,775           24,539            23,147
   Net transfers (including fixed
     account).....................               --               --               --                --
   Policy charges.................          (9,956)          (9,531)         (32,436)          (30,489)
   Transfers for Policy benefits
     and terminations.............            (376)              (4)             (29)           (5,621)
                                    ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            2,975            2,240          (7,926)          (12,963)
                                    ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.............            3,489            2,966           46,260           (2,358)
NET ASSETS:
   Beginning of year..............            7,097            4,131          201,154           203,512
                                    ---------------  ---------------  ---------------  ----------------
   End of year....................  $        10,586  $         7,097  $       247,414  $        201,154
                                    ===============  ===============  ===============  ================

                                                                                   MFS VIT II
                                       MFS VIT II STRATEGIC INCOME        U.S. GOVERNMENT MONEY MARKET
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                          2017             2016              2017              2016
                                    ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $             72  $            35  $        (7,172)  $       (3,905)
   Net realized gains (losses)....                25                8                --               --
   Change in unrealized gains
     (losses) on investments......               (1)               54                --               --
                                    ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........                96               97           (7,172)          (3,905)
                                    ----------------  ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........             5,213            5,240           466,538        1,502,715
   Net transfers (including fixed
     account).....................               (1)               --           960,268          (7,140)
   Policy charges.................           (4,927)          (4,767)         (459,559)        (260,959)
   Transfers for Policy benefits
     and terminations.............               (3)              (7)             (437)        (270,587)
                                    ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..               282              466           966,810          964,029
                                    ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............               378              563           959,638          960,124
NET ASSETS:
   Beginning of year..............             1,760            1,197         1,018,208           58,084
                                    ----------------  ---------------  ----------------  ---------------
   End of year....................  $          2,138  $         1,760  $      1,977,846  $     1,018,208
                                    ================  ===============  ================  ===============

                                           MORGAN STANLEY VIF
                                          GLOBAL INFRASTRUCTURE
                                                DIVISION
                                    --------------------------------
                                         2017              2016
                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         2,251  $         1,339
   Net realized gains (losses)....            2,236            1,167
   Change in unrealized gains
     (losses) on investments......           11,167           10,146
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           15,654           12,652
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           42,746           41,687
   Net transfers (including fixed
     account).....................         (69,813)           30,835
   Policy charges.................         (41,472)         (42,332)
   Transfers for Policy benefits
     and terminations.............          (1,017)          (5,193)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (69,556)           24,997
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............         (53,902)           37,649
NET ASSETS:
   Beginning of year..............          138,373          100,724
                                    ---------------  ---------------
   End of year....................  $        84,471  $       138,373
                                    ===============  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                           MORGAN STANLEY VIF                MORGAN STANLEY VIS
                                            GLOBAL STRATEGIST                  EUROPEAN EQUITY
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017             2016             2017            2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (11)  $         (709)  $         6,473  $         7,861
   Net realized gains (losses)....            4,123          (1,810)          (2,249)         (21,456)
   Change in unrealized gains
     (losses) on investments......            3,630            6,254           60,721              709
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            7,742            3,735           64,945         (12,886)
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           72,913           75,155           57,917           91,160
   Net transfers (including fixed
     account).....................         (35,252)              704               --         (31,722)
   Policy charges.................         (73,776)         (76,464)         (98,169)        (119,906)
   Transfers for Policy benefits
     and terminations.............          (3,171)          (6,260)          (4,081)         (22,660)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (39,286)          (6,865)         (44,333)         (83,128)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............         (31,544)          (3,130)           20,612         (96,014)
NET ASSETS:
   Beginning of year..............           79,062           82,192          315,415          411,429
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $        47,518  $        79,062  $       336,027  $       315,415
                                    ===============  ===============  ===============  ===============

                                                                              MORGAN STANLEY VIS
                                     MORGAN STANLEY VIS INCOME PLUS            MULTI CAP GROWTH
                                                DIVISION                           DIVISION
                                    --------------------------------  ---------------------------------
                                          2017             2016             2017             2016
                                    ---------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         1,246  $         2,277  $       (6,025)   $       (5,619)
   Net realized gains (losses)....               72            2,297           85,211            85,285
   Change in unrealized gains
     (losses) on investments......            1,750            1,264          176,736         (113,733)
                                    ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            3,068            5,838          255,922          (34,067)
                                    ---------------  ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           16,794           20,594          258,582           256,092
   Net transfers (including fixed
     account).....................         (15,785)         (17,769)            2,829            35,779
   Policy charges.................         (22,204)         (33,764)        (291,019)         (331,943)
   Transfers for Policy benefits
     and terminations.............               --         (12,308)         (31,903)         (137,866)
                                    ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (21,195)         (43,247)         (61,511)         (177,938)
                                    ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............         (18,127)         (37,409)          194,411         (212,005)
NET ASSETS:
   Beginning of year..............           67,173          104,582          571,255           783,260
                                    ---------------  ---------------  ---------------   ---------------
   End of year....................  $        49,046  $        67,173  $       765,666   $       571,255
                                    ===============  ===============  ===============   ===============


                                       PUTNAM VT DIVERSIFIED INCOME         PUTNAM VT EQUITY INCOME
                                                 DIVISION                          DIVISION
                                    ---------------------------------  ---------------------------------
                                          2017              2016            2017              2016
                                    ----------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          9,835  $        11,827  $        88,614  $         89,516
   Net realized gains (losses)....           (5,694)          (1,215)          686,040           330,890
   Change in unrealized gains
     (losses) on investments......             7,451          (1,741)          527,405           442,489
                                    ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            11,592            8,871        1,302,059           862,895
                                    ----------------  ---------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........             9,532            7,841        1,458,589         1,517,057
   Net transfers (including fixed
     account).....................          (22,853)               --          151,036         (125,665)
   Policy charges.................           (7,221)          (6,808)      (1,188,245)       (1,146,974)
   Transfers for Policy benefits
     and terminations.............             (401)            (304)        (871,485)         (237,738)
                                    ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (20,943)              729        (450,105)             6,680
                                    ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.............           (9,351)            9,600          851,954           869,575
NET ASSETS:
   Beginning of year..............           186,569          176,969        7,404,755         6,535,180
                                    ----------------  ---------------  ---------------  ----------------
   End of year....................  $        177,218  $       186,569  $     8,256,709  $      7,404,755
                                    ================  ===============  ===============  ================

                                                PUTNAM VT
                                         GLOBAL ASSET ALLOCATION
                                                DIVISION
                                    ---------------------------------
                                          2017             2016
                                    ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         3,790  $          5,310
   Net realized gains (losses)....           17,340            28,388
   Change in unrealized gains
     (losses) on investments......           33,884          (11,444)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           55,014            22,254
                                    ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           23,948            26,211
   Net transfers (including fixed
     account).....................               --             1,207
   Policy charges.................         (36,620)          (34,553)
   Transfers for Policy benefits
     and terminations.............          (6,010)             (359)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (18,682)           (7,494)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets.............           36,332            14,760
NET ASSETS:
   Beginning of year..............          380,689           365,929
                                    ---------------  ----------------
   End of year....................  $       417,021  $        380,689
                                    ===============  ================

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016



                                         PUTNAM VT GLOBAL EQUITY         PUTNAM VT GLOBAL UTILITIES
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017            2016              2017            2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         2,769  $         1,887  $           577  $           137
   Net realized gains (losses)....           14,573           12,361              903            1,031
   Change in unrealized gains
     (losses) on investments......           63,556         (12,280)            2,847          (1,494)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           80,898            1,968            4,327            (326)
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           48,664           49,030            5,891            5,697
   Net transfers (including fixed
     account).....................          (3,498)          (5,650)          (6,001)            4,899
   Policy charges.................         (48,937)         (44,817)          (5,205)          (5,006)
   Transfers for Policy benefits
     and terminations.............         (15,108)         (14,267)              (7)              (3)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (18,879)         (15,704)          (5,322)            5,587
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           62,019         (13,736)            (995)            5,261
NET ASSETS:
   Beginning of year..............          300,254          313,990           21,386           16,125
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       362,273  $       300,254  $        20,391  $        21,386
                                    ===============  ===============  ===============  ===============

                                                PUTNAM VT
                                         GOVERNMENT MONEY MARKET       PUTNAM VT GROWTH OPPORTUNITIES
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017             2016            2017            2016 (b)
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         (267)  $         (991)  $      (49,131)  $       (6,218)
   Net realized gains (losses)....               --               --          256,867            (123)
   Change in unrealized gains
     (losses) on investments......               --               --        1,906,817           49,758
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            (267)            (991)        2,114,553           43,417
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........          179,714          183,719        1,471,745          239,888
   Net transfers (including fixed
     account).....................           68,134           13,142           29,178        7,137,372
   Policy charges.................        (188,789)        (201,165)      (1,238,012)        (196,251)
   Transfers for Policy benefits
     and terminations.............               --          (8,424)        (594,657)         (53,323)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           59,059         (12,728)        (331,746)        7,127,686
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           58,792         (13,719)        1,782,807        7,171,103
NET ASSETS:
   Beginning of year..............          120,335          134,054        7,171,103               --
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       179,127  $       120,335  $     8,953,910  $     7,171,103
                                    ===============  ===============  ===============  ===============


                                          PUTNAM VT HIGH YIELD                PUTNAM VT INCOME
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017             2016            2017             2016
                                    ---------------   --------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       423,405   $      432,276  $       338,084  $       338,710
   Net realized gains (losses)....         (21,271)        (103,386)         (69,797)         (68,489)
   Change in unrealized gains
     (losses) on investments......          104,214          712,275          177,983        (136,403)
                                    ---------------   --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          506,348        1,041,165          446,270          133,818
                                    ---------------   --------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,296,328        2,120,605        1,828,751        1,929,828
   Net transfers (including fixed
     account).....................        (240,092)        (183,669)         (83,818)         (59,581)
   Policy charges.................      (1,676,672)      (1,615,158)      (1,430,621)      (1,471,869)
   Transfers for Policy benefits
     and terminations.............        (769,689)        (635,373)        (546,520)        (559,676)
                                    ---------------   --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (390,125)        (313,595)        (232,208)        (161,298)
                                    ---------------   --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          116,223          727,570          214,062         (27,480)
NET ASSETS:
   Beginning of year..............        8,012,855        7,285,285        8,751,234        8,778,714
                                    ---------------   --------------  ---------------  ---------------
   End of year....................  $     8,129,078   $    8,012,855  $     8,965,296  $     8,751,234
                                    ===============   ==============  ===============  ===============


                                     PUTNAM VT INTERNATIONAL EQUITY
                                                DIVISION
                                    --------------------------------
                                          2017             2016
                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         3,717  $         6,119
   Net realized gains (losses)....            7,630          (1,760)
   Change in unrealized gains
     (losses) on investments......           41,127         (10,503)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           52,474          (6,144)
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           40,249           51,266
   Net transfers (including fixed
     account).....................              349          (9,951)
   Policy charges.................         (42,159)         (41,671)
   Transfers for Policy benefits
     and terminations.............         (13,533)          (4,521)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (15,094)          (4,877)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............           37,380         (11,021)
NET ASSETS:
   Beginning of year..............          205,480          216,501
                                    ---------------  ---------------
   End of year....................  $       242,860  $       205,480
                                    ===============  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016



                                    PUTNAM VT INTERNATIONAL GROWTH      PUTNAM VT INTERNATIONAL VALUE
                                               DIVISION                           DIVISION
                                    --------------------------------  --------------------------------
                                         2017              2016             2017            2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           485  $           390  $           495  $         1,099
   Net realized gains (losses)....            1,264              955            1,286          (2,455)
   Change in unrealized gains
     (losses) on investments......           26,013          (7,516)            6,373            1,386
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           27,762          (6,171)            8,154               30
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           17,938           15,087            7,546            6,486
   Net transfers (including fixed
     account).....................               --          (2,028)         (18,773)          (1,059)
   Policy charges.................         (12,920)         (13,225)          (7,028)          (6,670)
   Transfers for Policy benefits
     and terminations.............            (466)          (1,569)            (878)         (20,026)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            4,552          (1,735)         (19,133)         (21,269)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           32,314          (7,906)         (10,979)         (21,239)
NET ASSETS:
   Beginning of year..............           79,380           87,286           39,671           60,910
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       111,694  $        79,380  $        28,692  $        39,671
                                    ===============  ===============  ===============  ===============


                                           PUTNAM VT INVESTORS           PUTNAM VT MULTI-CAP GROWTH
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2017             2016             2017              2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         (168)  $           252  $         9,086  $        21,909
   Net realized gains (losses)....            2,753            2,059        1,212,783        1,360,173
   Change in unrealized gains
     (losses) on investments......           17,599            1,441        1,551,022        (717,728)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           20,184            3,752        2,772,891          664,354
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........            7,027            6,635        1,987,695        2,042,657
   Net transfers (including fixed
     account).....................           85,426          (1,708)           37,018        (306,613)
   Policy charges.................          (5,116)          (4,348)      (1,605,159)      (1,582,112)
   Transfers for Policy benefits
     and terminations.............               --              (2)        (815,692)        (985,426)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           87,337              577        (396,138)        (831,494)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          107,521            4,329        2,376,753        (167,140)
NET ASSETS:
   Beginning of year..............           38,398           34,069        9,836,449       10,003,589
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       145,919  $        38,398  $    12,213,202  $     9,836,449
                                    ===============  ===============  ===============  ===============


                                     T. ROWE PRICE ES EQUITY INCOME    T. ROWE PRICE ES MID-CAP GROWTH
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2017              2016            2017              2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           450  $           662  $       (3,500)  $       (2,582)
   Net realized gains (losses)....            6,157            5,613           68,661           25,286
   Change in unrealized gains
     (losses) on investments......            (273)              790           32,616          (3,230)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            6,334            7,065           97,777           19,474
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........            8,443            8,297          173,128          123,501
   Net transfers (including fixed
     account).....................               --               --            1,601            (710)
   Policy charges.................          (9,704)          (9,235)        (105,316)         (75,585)
   Transfers for Policy benefits
     and terminations.............          (3,896)          (1,341)         (41,405)         (14,542)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (5,157)          (2,279)           28,008           32,664
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............            1,177            4,786          125,785           52,138
NET ASSETS:
   Beginning of year..............           45,894           41,108          382,406          330,268
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $        47,071  $        45,894  $       508,191  $       382,406
                                    ===============  ===============  ===============  ===============

                                             T. ROWE PRICE ES
                                            NEW AMERICA GROWTH
                                                 DIVISION
                                    ---------------------------------
                                          2017             2016
                                    ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (86,615)  $      (80,674)
   Net realized gains (losses)....         1,772,724          619,711
   Change in unrealized gains
     (losses) on investments......         2,109,575        (491,598)
                                    ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         3,795,684           47,439
                                    ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........         3,403,744        3,207,663
   Net transfers (including fixed
     account).....................            82,821        (618,089)
   Policy charges.................       (2,599,771)      (2,421,490)
   Transfers for Policy benefits
     and terminations.............       (1,122,268)      (1,002,807)
                                    ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (235,474)        (834,723)
                                    ----------------  ---------------
     Net increase (decrease)
        in net assets.............         3,560,210        (787,284)
NET ASSETS:
   Beginning of year..............        11,481,242       12,268,526
                                    ----------------  ---------------
   End of year....................  $     15,041,452  $    11,481,242
                                    ================  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                                                         T. ROWE PRICE ES                   T. ROWE PRICE FIS
                                                                    PERSONAL STRATEGY BALANCED              LIMITED-TERM BOND
                                                                             DIVISION                           DIVISION
                                                                 --------------------------------  ---------------------------------
                                                                      2017              2016             2017             2016
                                                                 ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)................................  $       189,434  $       206,915  $         55,508  $        46,057
   Net realized gains (losses).................................        1,551,293          575,646          (38,204)         (22,981)
   Change in unrealized gains
     (losses) on investments...................................        1,962,398          473,033             5,043           20,644
                                                                 ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations........................................        3,703,125        1,255,594            22,347           43,720
                                                                 ---------------  ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners........................................        4,831,557        4,862,496         2,824,494        2,828,246
   Net transfers (including fixed
     account)..................................................          (5,516)        (307,096)            84,915          420,957
   Policy charges..............................................      (3,959,965)      (3,970,216)       (2,332,282)      (2,329,805)
   Transfers for Policy benefits
     and terminations..........................................      (1,896,299)      (2,105,891)         (943,092)        (581,176)
                                                                 ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions...............................      (1,030,223)      (1,520,707)         (365,965)          338,222
                                                                 ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets..........................................        2,672,902        (265,113)         (343,618)          381,942
NET ASSETS:
   Beginning of year...........................................       22,803,152       23,068,265         7,839,066        7,457,124
                                                                 ---------------  ---------------  ----------------  ---------------
   End of year.................................................  $    25,476,054  $    22,803,152  $      7,495,448  $     7,839,066
                                                                 ===============  ===============  ================  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

                   PARAGON SEPARATE ACCOUNT B
             OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


Paragon Separate Account B (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on January 4, 1993 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable             MFS Variable Insurance Trust II ("MFS VIT II")
   Insurance Funds) ("Invesco V.I.")                       Morgan Stanley Variable Insurance Fund, Inc.
American Funds Insurance Series ("American Funds")           ("Morgan Stanley VIF")
Brighthouse Funds Trust I ("BHFTI")                        Morgan Stanley Variable Investment Series ("Morgan
Brighthouse Funds Trust II ("BHFTII")                        Stanley VIS")
Deutsche Variable Series I ("Deutsche I")                  Putnam Variable Trust ("Putnam VT")
Deutsche Variable Series II ("Deutsche II")                T. Rowe Price Equity Series, Inc. ("T. Rowe Price ES")
Fidelity Variable Insurance Products ("Fidelity VIP")      T. Rowe Price Fixed Income Series, Inc. ("T. Rowe
MFS Variable Insurance Trust ("MFS VIT")                     Price FIS")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.


2.  LIST OF DIVISIONS


A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of December 31, 2017:

American Funds New World Division                        BHFTII MFS II Value Division
American Funds U.S. Government/AAA-Rated                 BHFTII Western Asset Management Strategic Bond
   Securities Division                                     Opportunities Division
BHFTI Brighthouse/Aberdeen Emerging Markets              Deutsche I Bond VIP Division
   Equity Division                                       Deutsche I Capital Growth VIP Division
BHFTI Brighthouse/Wellington Large Cap Research          Deutsche I Core Equity VIP Division
   Division                                              Deutsche I CROCI International VIP Division
BHFTI ClearBridge Aggressive Growth Division             Deutsche I Global Small Cap VIP Division
BHFTI Oppenheimer Global Equity Division                 Deutsche II Global Income Builder VIP Division
BHFTII BlackRock Capital Appreciation Division           Deutsche II Government Money Market VIP Division
BHFTII BlackRock Ultra-Short Term Bond Division          Deutsche II Small Mid Cap Growth VIP Division
BHFTII MetLife Aggregate Bond Index Division             Fidelity VIP Asset Manager Division
BHFTII MetLife Mid Cap Stock Index Division              Fidelity VIP Asset Manager: Growth Division
BHFTII MetLife MSCI EAFE Index Division                  Fidelity VIP Contrafund Division
BHFTII MetLife Russell 2000 Index Division               Fidelity VIP Equity-Income Division
BHFTII MetLife Stock Index Division                      Fidelity VIP Freedom 2010 Division
BHFTII MFS Total Return Division                         Fidelity VIP Freedom 2020 Division
BHFTII MFS Value Division                                Fidelity VIP Freedom 2030 Division

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF DIVISIONS -- (CONCLUDED)


Fidelity VIP Freedom 2040 Division                         MFS VIT II Strategic Income Division
Fidelity VIP Freedom 2050 Division                         MFS VIT II U.S. Government Money Market Division
Fidelity VIP Government Money Market Division              Morgan Stanley VIF Global Infrastructure Division
Fidelity VIP Growth Division                               Morgan Stanley VIF Global Strategist Division
Fidelity VIP High Income Division                          Morgan Stanley VIS European Equity Division
Fidelity VIP Index 500 Division                            Morgan Stanley VIS Income Plus Division
Fidelity VIP Investment Grade Bond Division                Morgan Stanley VIS Multi Cap Growth Division
Fidelity VIP Mid Cap Division                              Putnam VT Diversified Income Division
Fidelity VIP Overseas Division                             Putnam VT Equity Income Division
Fidelity VIP Real Estate Division                          Putnam VT Global Asset Allocation Division
Fidelity VIP Value Division                                Putnam VT Global Equity Division
Invesco V.I. Diversified Dividend Division                 Putnam VT Global Utilities Division
Invesco V.I. Equity and Income Division                    Putnam VT Government Money Market Division
Invesco V.I. Global Core Equity Division                   Putnam VT Growth Opportunities Division
Invesco V.I. High Yield Division                           Putnam VT High Yield Division
MFS VIT Global Equity Division                             Putnam VT Income Division
MFS VIT Growth Division                                    Putnam VT International Equity Division
MFS VIT Investors Trust Division                           Putnam VT International Growth Division
MFS VIT Mid Cap Growth Division                            Putnam VT International Value Division
MFS VIT New Discovery Division                             Putnam VT Investors Division
MFS VIT Research Division                                  Putnam VT Multi-Cap Growth Division
MFS VIT Total Return Bond Division                         T. Rowe Price ES Equity Income Division
MFS VIT Total Return Division                              T. Rowe Price ES Mid-Cap Growth Division
MFS VIT Utilities Division                                 T. Rowe Price ES New America Growth Division
MFS VIT Value Division                                     T. Rowe Price ES Personal Strategy Balanced Division
MFS VIT II Core Equity Division                            T. Rowe Price FIS Limited-Term Bond Division
MFS VIT II High Yield Division
MFS VIT II Massachusetts Investors Growth Stock
   Division

B. The following Divisions had no net assets as of December 31, 2017:

American Funds Asset Allocation Division                 American Funds High-Income Bond Division
American Funds Bond Division                             American Funds International Division
American Funds Global Growth Division                    American Funds Ultra-Short Bond Division
American Funds Global Small Capitalization Division      Fidelity VIP Balanced Division
American Funds Growth Division                           Fidelity VIP Growth & Income Division
American Funds Growth-Income Division                    Fidelity VIP Growth Opportunities Division

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3.  PORTFOLIO CHANGES


The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2017:

The following Division ceased operations during the year ended December 31, 2017:

Putnam VT Growth and Income Division

TRUST NAME CHANGES:

Former Trust                                                New Trust

Met Investors Series Trust (MIST)                           Brighthouse Funds Trust I (BHFTI)
Metropolitan Series Fund (MSF)                              Brighthouse Funds Trust II (BHFTII)
The Universal Institutional Funds, Inc.                     Morgan Stanley Variable Insurance Fund, Inc.

NAME CHANGES:

Former Name                                             New Name

(BHFTII) BlackRock Large Cap Value Portfolio            (BHFTII) MFS Value II Portfolio
(MIST) Met/Aberdeen Emerging Markets Equity             (BHFTI) Brighthouse/Aberdeen Emerging Markets
   Portfolio                                              Equity Portfolio
(MIST) Met/Wellington Large Cap Research Portfolio      (BHFTI) Brighthouse/Wellington Large Cap Research
                                                          Portfolio
(MSF) Barclays Aggregate Bond Index Portfolio           (BHFTII) MetLife Aggregate Bond Index Portfolio
(MSF) MSCI EAFE Index Portfolio                         (BHFTII) MetLife MSCI EAFE Index Portfolio
(MSF) Russell 2000 Index Portfolio                      (BHFTII) MetLife Russell 2000 Index Portfolio

MERGER:

Former Name                                        New Name

Putnam VT Growth and Income Fund                   Putnam VT Equity Income Fund

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ACCOUNTING STANDARDS CODIFICATION TOPIC 946, INVESTMENT COMPANIES.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
A Division's investment in shares of a fund, portfolio or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.


NET TRANSFERS
Funds transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES


The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

      The table below represents the range of effective annual rates for the charge for the year ended December 31, 2017:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.00% - 0.90%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy. The range of the effective rate disclosed above excludes any waivers granted to certain Divisions.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a Policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a Policy year. An administrative charge of up to $6.50 is assessed per month per Policy. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2017 and 2016.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                           FOR THE YEAR ENDED
                                                                     AS OF DECEMBER 31, 2017                DECEMBER 31, 2017
                                                                 -------------------------------    --------------------------------
                                                                                                        COST OF          PROCEEDS
                                                                    SHARES           COST ($)        PURCHASES ($)    FROM SALES ($)
                                                                 -------------     -------------    --------------    --------------
     American Funds New World Division.........................        129,203         2,803,487           854,036           716,041
     American Funds U.S. Government/AAA-Rated Securities
        Division...............................................         99,158         1,226,553           555,971           407,671
     BHFTI Brighthouse/Aberdeen Emerging Markets Equity
        Division...............................................        639,871         6,091,016         1,343,859         1,379,674
     BHFTI Brighthouse/Wellington Large Cap Research
        Division...............................................        158,213         2,090,910           756,924           489,937
     BHFTI ClearBridge Aggressive Growth Division..............        134,254         2,074,709           605,911           449,210
     BHFTI Oppenheimer Global Equity Division..................        537,703        10,211,097         2,558,881         1,511,607
     BHFTII BlackRock Capital Appreciation Division............         97,922         3,471,497           864,051           611,213
     BHFTII BlackRock Ultra-Short Term Bond Division...........         50,318         5,053,200         6,021,364         5,635,601
     BHFTII MetLife Aggregate Bond Index Division..............        535,569         5,885,348         5,732,198         4,701,257
     BHFTII MetLife Mid Cap Stock Index Division...............      1,499,333        27,241,163        30,793,918        26,628,862
     BHFTII MetLife MSCI EAFE Index Division...................        434,107         5,842,867         5,932,546         4,798,673
     BHFTII MetLife Russell 2000 Index Division................      1,779,256        29,403,709         6,230,753         4,335,108
     BHFTII MetLife Stock Index Division.......................        980,780        47,774,892        54,695,825        50,117,242
     BHFTII MFS Total Return Division..........................        108,656        18,314,695        21,954,195        19,570,007
     BHFTII MFS Value Division.................................        100,806         1,558,151           507,940           361,809
     BHFTII MFS Value II Division..............................        275,398         2,535,561           708,671           382,128
     BHFTII Western Asset Management Strategic Bond
        Opportunities Division.................................         94,464         1,250,569           428,600           351,814
     Deutsche I Bond VIP Division..............................         34,458           194,203           205,276           210,887
     Deutsche I Capital Growth VIP Division....................         32,892           822,765           255,436           393,055
     Deutsche I Core Equity VIP Division.......................         56,222           639,558           232,024           310,906
     Deutsche I CROCI International VIP Division...............      1,428,549        11,449,150         1,844,786         1,660,218
     Deutsche I Global Small Cap VIP Division..................         34,220           441,088            85,168           107,910
     Deutsche II Global Income Builder VIP Division............         18,657           434,898            90,393           249,172
     Deutsche II Government Money Market VIP Division..........     17,558,263        17,558,263        13,391,031        13,428,138
     Deutsche II Small Mid Cap Growth VIP Division.............         12,951           231,871            46,060           102,261
     Fidelity VIP Asset Manager Division.......................          4,448            68,145            56,963            43,480
     Fidelity VIP Asset Manager: Growth Division...............         11,424           207,084            99,173            58,473
     Fidelity VIP Contrafund Division..........................      1,482,133        42,436,092         6,419,021         6,875,248
     Fidelity VIP Equity-Income Division.......................      1,183,007        25,111,547         3,087,536         4,283,275
     Fidelity VIP Freedom 2010 Division........................        203,634         2,499,763         1,558,777           953,767
     Fidelity VIP Freedom 2020 Division........................        490,894         6,074,591         1,814,983           863,124
     Fidelity VIP Freedom 2030 Division........................        687,036         8,422,255         2,111,337         1,064,046
     Fidelity VIP Freedom 2040 Division........................        183,308         3,336,358         1,063,637           388,877
     Fidelity VIP Freedom 2050 Division........................         78,871         1,322,773           460,092           333,183
     Fidelity VIP Government Money Market Division.............      1,513,988         1,513,988         2,639,910         2,370,923
     Fidelity VIP Growth Division..............................        459,784        21,833,510         5,284,222         5,201,410
     Fidelity VIP High Income Division.........................         59,077           327,970           122,110           165,318
     Fidelity VIP Index 500 Division...........................        244,363        39,917,375         5,846,878         8,327,517
     Fidelity VIP Investment Grade Bond Division...............         94,058         1,208,546           369,855           348,951
     Fidelity VIP Mid Cap Division.............................        234,465         7,636,921         1,484,377         1,267,936
     Fidelity VIP Overseas Division............................         26,746           492,822           103,673           143,516
     Fidelity VIP Real Estate Division.........................         49,364           876,186           205,298           209,364
     Fidelity VIP Value Division...............................         27,507           379,805            82,821            52,709
     Invesco V.I. Diversified Dividend Division................         24,182           528,236           286,114           509,605
     Invesco V.I. Equity and Income Division...................          4,287            75,750            46,409            37,409
     Invesco V.I. Global Core Equity Division..................         36,596           337,656           207,612           137,895
     Invesco V.I. High Yield Division..........................          8,024            44,504            16,279            17,078
     MFS VIT Global Equity Division............................        500,583         8,214,816         1,642,204         1,711,384
     MFS VIT Growth Division...................................        390,711        11,999,672         2,258,061         2,549,746
     MFS VIT Investors Trust Division..........................          3,511            91,380            23,916            24,425

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                          FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2017             DECEMBER 31, 2017
                                                                   ------------------------------   -------------------------------
                                                                                                        COST OF         PROCEEDS
                                                                      SHARES           COST ($)      PURCHASES ($)   FROM SALES ($)
                                                                   -------------    -------------   --------------   --------------
     MFS VIT Mid Cap Growth Division.............................         14,581          115,518          25,836            10,725
     MFS VIT New Discovery Division..............................         12,113          196,061          31,314            31,770
     MFS VIT Research Division...................................          4,408          117,499          54,813            46,544
     MFS VIT Total Return Bond Division..........................        497,695        6,764,434       2,413,065           934,241
     MFS VIT Total Return Division...............................         18,243          395,026          80,461            65,420
     MFS VIT Utilities Division..................................          4,419          126,494          24,631            15,986
     MFS VIT Value Division......................................         13,704          210,639          34,837            28,420
     MFS VIT II Core Equity Division.............................          4,638          105,975          39,697            31,533
     MFS VIT II High Yield Division..............................          1,843           10,762           8,646             8,725
     MFS VIT II Massachusetts Investors Growth Stock Division....         13,303          230,123          34,295            30,707
     MFS VIT II Strategic Income Division........................            219            2,162           2,547             2,988
     MFS VIT II U.S. Government Money Market Division............      1,977,868        1,977,868       1,169,437           209,783
     Morgan Stanley VIF Global Infrastructure Division...........         10,682           86,527          48,030           108,762
     Morgan Stanley VIF Global Strategist Division...............          4,260           44,101          44,600            83,260
     Morgan Stanley VIS European Equity Division.................         18,444          321,517          50,208            88,076
     Morgan Stanley VIS Income Plus Division.....................          4,261           48,555          15,974            35,954
     Morgan Stanley VIS Multi Cap Growth Division................         14,008          652,115         281,545           284,535
     Putnam VT Diversified Income Division.......................         28,914          206,193          16,038            27,126
     Putnam VT Equity Income Division............................        306,485        5,222,943       1,261,425         1,394,692
     Putnam VT Global Asset Allocation Division..................         22,990          357,541          37,649            38,767
     Putnam VT Global Equity Division............................         18,559          250,135          44,016            60,151
     Putnam VT Global Utilities Division.........................          1,683           20,369           6,401             9,696
     Putnam VT Government Money Market Division..................        179,131          179,131         209,469           150,702
     Putnam VT Growth Opportunities Division.....................        883,031        6,997,359         946,132         1,223,982
     Putnam VT High Yield Division...............................      1,241,088        8,136,603       1,565,645         1,532,521
     Putnam VT Income Division...................................        805,510        9,294,412       1,513,785         1,408,066
     Putnam VT International Equity Division.....................         15,742          205,573          61,409            72,791
     Putnam VT International Growth Division.....................          4,752           81,357          12,636             7,617
     Putnam VT International Value Division......................          2,450           25,243           5,901            24,555
     Putnam VT Investors Division................................          7,091          118,341          92,473             3,085
     Putnam VT Multi-Cap Growth Division.........................        307,483        8,073,694       1,902,189         1,535,344
     T. Rowe Price ES Equity Income Division.....................          1,609           41,986          11,920            12,292
     T. Rowe Price ES Mid-Cap Growth Division....................         17,991          475,900         167,067            84,565
     T. Rowe Price ES New America Growth Division................        527,215       12,748,538       3,047,250         1,919,078
     T. Rowe Price ES Personal Strategy Balanced Division........      1,207,970       22,984,591       3,615,026         3,216,608
     T. Rowe Price FIS Limited-Term Bond Division................      1,555,072        7,647,130       1,833,346         2,143,939

This page is intentionally left blank.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016:


                                                                          AMERICAN FUNDS               BHFTI BRIGHTHOUSE/
                                                                         U.S. GOVERNMENT/               ABERDEEN EMERGING
                                     AMERICAN FUNDS NEW WORLD          AAA-RATED SECURITIES              MARKETS EQUITY
                                             DIVISION                        DIVISION                       DIVISION
                                   -----------------------------  ------------------------------  -----------------------------
                                        2017            2016           2017            2016            2017           2016
                                   --------------  -------------   -------------  --------------  -------------  --------------

Units beginning of year..........         143,589        134,693          87,542          76,549        620,312         288,223
Units issued and transferred
   from other funding options....         129,403        135,459         136,526         120,819        580,111         531,252
Units redeemed and transferred
   to other funding options......       (123,451)      (126,563)       (125,122)       (109,826)      (585,123)       (199,163)
                                   --------------  -------------   -------------  --------------  -------------  --------------
Units end of year................         149,541        143,589          98,946          87,542        615,300         620,312
                                   ==============  =============   =============  ==============  =============  ==============


                                        BHFTI BRIGHTHOUSE/
                                       WELLINGTON LARGE CAP             BHFTI CLEARBRIDGE               BHFTI OPPENHEIMER
                                             RESEARCH                   AGGRESSIVE GROWTH                 GLOBAL EQUITY
                                             DIVISION                       DIVISION                        DIVISION
                                   -----------------------------  ------------------------------  -----------------------------
                                        2017           2016            2017            2016           2017            2016
                                   --------------  -------------  --------------  --------------  -------------  --------------

Units beginning of year..........          73,342         59,702          84,977          76,441        457,748          75,429
Units issued and transferred
   from other funding options....          78,300         78,837          77,832          80,118        596,338         553,711
Units redeemed and transferred
   to other funding options......        (72,185)       (65,197)        (71,797)        (71,582)      (552,827)       (171,392)
                                   --------------  -------------  --------------  --------------  -------------  --------------
Units end of year................          79,457         73,342          91,012          84,977        501,259         457,748
                                   ==============  =============  ==============  ==============  =============  ==============

                                         BHFTII BLACKROCK                BHFTII BLACKROCK                BHFTII METLIFE
                                       CAPITAL APPRECIATION            ULTRA-SHORT TERM BOND          AGGREGATE BOND INDEX
                                             DIVISION                        DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  -----------------------------
                                        2017            2016           2017            2016            2017           2016
                                   --------------  --------------  -------------  --------------  --------------  -------------

Units beginning of year..........         122,924         106,797        487,429         472,776         382,546         85,339
Units issued and transferred
   from other funding options....         101,111         108,469      3,184,781       3,098,378         532,964        442,459
Units redeemed and transferred
   to other funding options......        (94,562)        (92,342)    (3,142,409)     (3,083,725)       (461,617)      (145,252)
                                   --------------  --------------  -------------  --------------  --------------  -------------
Units end of year................         129,473         122,924        529,801         487,429         453,893        382,546
                                   ==============  ==============  =============  ==============  ==============  =============


                                          BHFTII METLIFE                   BHFTII METLIFE                 BHFTII METLIFE
                                        MID CAP STOCK INDEX                MSCI EAFE INDEX              RUSSELL 2000 INDEX
                                             DIVISION                         DIVISION                       DIVISION
                                   ------------------------------  ------------------------------  -----------------------------
                                        2017            2016            2017            2016            2017           2016
                                   --------------  --------------   -------------  --------------  --------------  -------------

Units beginning of year..........         773,902         102,409         253,549          52,026       1,100,058        826,430
Units issued and transferred
   from other funding options....       1,020,119         848,302         347,391         272,208         699,557        603,119
Units redeemed and transferred
   to other funding options......       (950,270)       (176,809)       (292,450)        (70,685)       (690,226)      (329,491)
                                   --------------  --------------   -------------  --------------  --------------  -------------
Units end of year................         843,751         773,902         308,490         253,549       1,109,389      1,100,058
                                   ==============  ==============   =============  ==============  ==============  =============



                                   BHFTII METLIFE STOCK INDEX        BHFTII MFS TOTAL RETURN           BHFTII MFS VALUE
                                            DIVISION                        DIVISION                       DIVISION
                                 ------------------------------  ------------------------------  -----------------------------
                                      2017            2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  -------------

Units beginning of year........       1,450,133          76,968         803,619          77,726          51,920         41,738
Units issued and transferred
   from other funding options..       1,915,582       1,696,890       1,075,383         847,929          46,426         42,879
Units redeemed and transferred
   to other funding options....     (1,821,254)       (323,725)     (1,021,985)       (122,036)        (45,215)       (32,697)
                                 --------------  --------------  --------------  --------------  --------------  -------------
Units end of year..............       1,544,461       1,450,133         857,017         803,619          53,131         51,920
                                 ==============  ==============  ==============  ==============  ==============  =============


                                                                     BHFTII WESTERN ASSET
                                                                     MANAGEMENT STRATEGIC
                                       BHFTII MFS VALUE II            BOND OPPORTUNITIES              DEUTSCHE I BOND VIP
                                            DIVISION                       DIVISION                        DIVISION
                                 ------------------------------  ------------------------------  -----------------------------
                                      2017            2016            2017          2016 (a)          2017           2016
                                 --------------  --------------  --------------  --------------  --------------  -------------

Units beginning of year........          89,627          79,052         114,459              --          12,886         16,077
Units issued and transferred
   from other funding options..          87,869          84,264         137,251         202,964          13,278         16,573
Units redeemed and transferred
   to other funding options....        (76,154)        (73,689)       (134,135)        (88,505)        (13,735)       (19,764)
                                 --------------  --------------  --------------  --------------  --------------  -------------
Units end of year..............         101,342          89,627         117,575         114,459          12,429         12,886
                                 ==============  ==============  ==============  ==============  ==============  =============

                                      DEUTSCHE I CAPITAL                                                DEUTSCHE I CROCI
                                          GROWTH VIP               DEUTSCHE I CORE EQUITY VIP           INTERNATIONAL VIP
                                           DIVISION                         DIVISION                        DIVISION
                                 ------------------------------  -------------------------------  ------------------------------
                                      2017            2016            2017             2016            2017            2016
                                 --------------  --------------  --------------  ---------------  --------------  --------------

Units beginning of year........          15,653          19,391          29,004           30,380         516,425         519,946
Units issued and transferred
   from other funding options..           2,767           4,588           6,098            8,447         137,953         160,824
Units redeemed and transferred
   to other funding options....         (5,740)         (8,326)        (10,553)          (9,823)       (160,381)       (164,345)
                                 --------------  --------------  --------------  ---------------  --------------  --------------
Units end of year..............          12,680          15,653          24,549           29,004         493,997         516,425
                                 ==============  ==============  ==============  ===============  ==============  ==============


                                        DEUTSCHE I GLOBAL              DEUTSCHE II GLOBAL             DEUTSCHE II GOVERNMENT
                                          SMALL CAP VIP                INCOME BUILDER VIP                MONEY MARKET VIP
                                            DIVISION                        DIVISION                         DIVISION
                                 ------------------------------  -------------------------------  ------------------------------
                                      2017            2016            2017             2016            2017            2016
                                 --------------  --------------  ---------------  --------------  --------------  --------------

Units beginning of year........          16,924          21,262           17,154          17,452      17,407,325      19,058,792
Units issued and transferred
   from other funding options..           2,011           3,449            2,265           2,577      58,200,506      58,809,911
Units redeemed and transferred
   to other funding options....         (4,107)         (7,787)          (6,864)         (2,875)    (58,180,691)    (60,461,378)
                                 --------------  --------------  ---------------  --------------  --------------  --------------
Units end of year..............          14,828          16,924           12,555          17,154      17,427,140      17,407,325
                                 ==============  ==============  ===============  ==============  ==============  ==============


(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016:


                                         DEUTSCHE II SMALL                                                   FIDELITY VIP
                                        MID CAP GROWTH VIP           FIDELITY VIP ASSET MANAGER          ASSET MANAGER: GROWTH
                                             DIVISION                         DIVISION                         DIVISION
                                 --------------------------------  -------------------------------  -------------------------------
                                      2017              2016            2017             2016            2017            2016
                                 ---------------  ---------------  --------------  ---------------  --------------  ---------------

Units beginning of year........           13,178           11,712           3,389            2,910          10,630            9,858
Units issued and transferred
   from other funding options..            1,424            5,422           8,164            8,786          10,376            9,354
Units redeemed and transferred
   to other funding options....          (4,296)          (3,956)         (7,816)          (8,307)         (9,578)          (8,582)
                                 ---------------  ---------------  --------------  ---------------  --------------  ---------------
Units end of year..............           10,306           13,178           3,737            3,389          11,428           10,630
                                 ===============  ===============  ==============  ===============  ==============  ===============



                                     FIDELITY VIP CONTRAFUND        FIDELITY VIP EQUITY-INCOME        FIDELITY VIP FREEDOM 2010
                                            DIVISION                         DIVISION                         DIVISION
                                 -------------------------------  -------------------------------  -------------------------------
                                       2017            2016             2017            2016            2017             2016
                                  --------------  --------------  ---------------  --------------  ---------------  --------------

Units beginning of year........          634,679         691,778          421,740         448,918          137,180         127,895
Units issued and transferred
   from other funding options..          113,549         135,479           91,653          99,809          113,828          43,595
Units redeemed and transferred
   to other funding options....        (152,363)       (192,578)        (121,600)       (126,987)         (78,823)        (34,310)
                                  --------------  --------------  ---------------  --------------  ---------------  --------------
Units end of year..............          595,865         634,679          391,793         421,740          172,185         137,180
                                  ==============  ==============  ===============  ==============  ===============  ==============


                                    FIDELITY VIP FREEDOM 2020        FIDELITY VIP FREEDOM 2030       FIDELITY VIP FREEDOM 2040
                                            DIVISION                         DIVISION                        DIVISION
                                 -------------------------------  ------------------------------  -------------------------------
                                      2017             2016            2017            2016             2017            2016
                                 --------------  ---------------  --------------  --------------   --------------  --------------

Units beginning of year........         380,702          383,308         553,621         525,339          168,450         136,519
Units issued and transferred
   from other funding options..         284,535          273,797         353,485         347,969          148,068         144,076
Units redeemed and transferred
   to other funding options....       (238,039)        (276,403)       (310,963)       (319,687)        (117,626)       (112,145)
                                 --------------  ---------------  --------------  --------------   --------------  --------------
Units end of year..............         427,198          380,702         596,143         553,621          198,892         168,450
                                 ==============  ===============  ==============  ==============   ==============  ==============


                                                                           FIDELITY VIP
                                    FIDELITY VIP FREEDOM 2050         GOVERNMENT MONEY MARKET            FIDELITY VIP GROWTH
                                            DIVISION                         DIVISION                         DIVISION
                                 -------------------------------  -------------------------------  ------------------------------
                                      2017             2016            2017            2016             2017            2016
                                 --------------  ---------------  --------------  ---------------  --------------  --------------

Units beginning of year........          72,278           68,490         794,071          738,203         274,928         292,778
Units issued and transferred
   from other funding options..          73,004           73,569       3,671,792        4,310,481          68,712          79,017
Units redeemed and transferred
   to other funding options....        (69,221)         (69,781)     (3,499,478)      (4,254,613)        (86,167)        (96,867)
                                 --------------  ---------------  --------------  ---------------  --------------  --------------
Units end of year..............          76,061           72,278         966,385          794,071         257,473         274,928
                                 ==============  ===============  ==============  ===============  ==============  ==============

                                                                                                             FIDELITY VIP
                                    FIDELITY VIP HIGH INCOME           FIDELITY VIP INDEX 500            INVESTMENT GRADE BOND
                                            DIVISION                          DIVISION                         DIVISION
                                 -------------------------------  --------------------------------  -------------------------------
                                      2017             2016             2017             2016            2017             2016
                                 ---------------  --------------  ---------------  ---------------  ---------------  --------------

Units beginning of year........           10,798          10,417          182,328          189,296           35,900          32,482
Units issued and transferred
   from other funding options..            8,135           9,036           39,024           46,464           25,505          31,689
Units redeemed and transferred
   to other funding options....          (9,779)         (8,655)         (48,641)         (53,432)         (25,620)        (28,271)
                                 ---------------  --------------  ---------------  ---------------  ---------------  --------------
Units end of year..............            9,154          10,798          172,711          182,328           35,785          35,900
                                 ===============  ==============  ===============  ===============  ===============  ==============



                                       FIDELITY VIP MID CAP             FIDELITY VIP OVERSEAS           FIDELITY VIP REAL ESTATE
                                             DIVISION                         DIVISION                          DIVISION
                                 --------------------------------  --------------------------------  -------------------------------
                                       2017             2016            2017             2016             2017             2016
                                 ---------------  ---------------  ---------------  ---------------  --------------  ---------------

Units beginning of year........          102,875          108,713           13,585           12,340          32,953           34,958
Units issued and transferred
   from other funding options..           39,144           44,950            4,935            6,942          12,012           12,520
Units redeemed and transferred
   to other funding options....         (40,974)         (50,788)          (6,085)          (5,697)        (15,072)         (14,525)
                                 ---------------  ---------------  ---------------  ---------------  --------------  ---------------
Units end of year..............          101,045          102,875           12,435           13,585          29,893           32,953
                                 ===============  ===============  ===============  ===============  ==============  ===============

                                                                            INVESCO V.I.
                                       FIDELITY VIP VALUE               DIVERSIFIED DIVIDEND
                                            DIVISION                          DIVISION
                                 --------------------------------  --------------------------------
                                      2017             2016             2017              2016
                                 ---------------  ---------------  ---------------  ---------------

Units beginning of year........           15,992           15,147           15,069           29,129
Units issued and transferred
   from other funding options..            5,227            6,904            7,239            8,309
Units redeemed and transferred
   to other funding options....          (4,614)          (6,059)         (11,544)         (22,369)
                                 ---------------  ---------------  ---------------  ---------------
Units end of year..............           16,605           15,992           10,764           15,069
                                 ===============  ===============  ===============  ===============


                                           INVESCO V.I.                      INVESCO V.I.
                                         EQUITY AND INCOME                GLOBAL CORE EQUITY
                                             DIVISION                          DIVISION
                                 --------------------------------  --------------------------------
                                       2017             2016             2017             2016
                                 ---------------  ---------------  ---------------  ---------------

Units beginning of year........            1,798            2,566            9,281           11,578
Units issued and transferred
   from other funding options..            1,202              978            7,900            6,472
Units redeemed and transferred
   to other funding options....          (1,020)          (1,746)          (5,794)          (8,769)
                                 ---------------  ---------------  ---------------  ---------------
Units end of year..............            1,980            1,798           11,387            9,281
                                 ===============  ===============  ===============  ===============



                                      INVESCO V.I. HIGH YIELD            MFS VIT GLOBAL EQUITY
                                             DIVISION                          DIVISION
                                 ---------------------------------  --------------------------------
                                       2017             2016             2017             2016
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year........             4,004            5,378          343,036          360,621
Units issued and transferred
   from other funding options..             1,960            2,109          101,763          112,474
Units redeemed and transferred
   to other funding options....           (2,148)          (3,483)        (118,246)        (130,059)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year..............             3,816            4,004          326,553          343,036
                                  ===============  ===============  ===============  ===============


(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016:


                                          MFS VIT GROWTH             MFS VIT INVESTORS TRUST        MFS VIT MID CAP GROWTH
                                             DIVISION                       DIVISION                       DIVISION
                                   -----------------------------  -----------------------------  -----------------------------
                                        2017           2016            2017            2016           2017           2016
                                   --------------  -------------  --------------  -------------  --------------  -------------

Units beginning of year..........         331,643        343,026           2,251          2,306           8,722          8,108
Units issued and transferred
   from other funding options....          70,031         84,466             662            888           1,924          2,017
Units redeemed and transferred
   to other funding options......        (85,938)       (95,849)           (761)          (943)         (1,277)        (1,403)
                                   --------------  -------------  --------------  -------------  --------------  -------------
Units end of year................         315,736        331,643           2,152          2,251           9,369          8,722
                                   ==============  =============  ==============  =============  ==============  =============


                                       MFS VIT NEW DISCOVERY            MFS VIT RESEARCH           MFS VIT TOTAL RETURN BOND
                                             DIVISION                       DIVISION                       DIVISION
                                   -----------------------------  -----------------------------  ------------------------------
                                        2017           2016            2017            2016           2017            2016
                                   --------------  -------------  --------------  -------------  --------------  --------------

Units beginning of year..........           5,624          5,682           2,588          2,620         197,168           1,033
Units issued and transferred
   from other funding options....           1,222          1,557           1,510          1,847         353,869         429,191
Units redeemed and transferred
   to other funding options......         (1,296)        (1,615)         (1,522)        (1,879)       (303,611)       (233,056)
                                   --------------  -------------  --------------  -------------  --------------  --------------
Units end of year................           5,550          5,624           2,576          2,588         247,426         197,168
                                   ==============  =============  ==============  =============  ==============  ==============


                                     MFS VIT TOTAL RETURN              MFS VIT UTILITIES                  MFS VIT VALUE
                                           DIVISION                        DIVISION                         DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2017            2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           8,906           9,103           1,337           1,377           8,978          10,049
Units issued and transferred
   from other funding options..           1,739           1,970             266             316           1,040           1,307
Units redeemed and transferred
   to other funding options....         (1,817)         (2,167)           (220)           (356)         (1,283)         (2,378)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           8,828           8,906           1,383           1,337           8,735           8,978
                                 ==============  ==============  ==============  ==============  ==============  ==============


                                                                                                    MFS VIT II MASSACHUSETTS
                                     MFS VIT II CORE EQUITY          MFS VIT II HIGH YIELD           INVESTORS GROWTH STOCK
                                            DIVISION                       DIVISION                         DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                       2017           2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           2,476           2,342             246             162          10,580          11,269
Units issued and transferred
   from other funding options..           1,199           1,472             487             486           1,244           1,324
Units redeemed and transferred
   to other funding options....         (1,158)         (1,338)           (387)           (402)         (1,615)         (2,013)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           2,517           2,476             346             246          10,209          10,580
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                                                    MFS VIT II U.S. GOVERNMENT           MORGAN STANLEY VIF
                                    MFS VIT II STRATEGIC INCOME            MONEY MARKET                 GLOBAL INFRASTRUCTURE
                                             DIVISION                        DIVISION                         DIVISION
                                 --------------------------------  ------------------------------  ------------------------------
                                      2017              2016            2017            2016            2017            2016
                                 ---------------  ---------------  --------------  --------------  --------------  --------------

Units beginning of year........               76               56         107,835           6,106           2,633           2,189
Units issued and transferred
   from other funding options..              271              275         365,956         305,800             846           1,422
Units redeemed and transferred
   to other funding options....            (259)            (255)       (263,847)       (204,071)         (2,043)           (978)
                                 ---------------  ---------------  --------------  --------------  --------------  --------------
Units end of year..............               88               76         209,944         107,835           1,436           2,633
                                 ===============  ===============  ==============  ==============  ==============  ==============


                                       MORGAN STANLEY VIF              MORGAN STANLEY VIS             MORGAN STANLEY VIS
                                        GLOBAL STRATEGIST                EUROPEAN EQUITY                  INCOME PLUS
                                            DIVISION                        DIVISION                       DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2017            2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           7,268           7,906           6,804           8,572           2,170           3,585
Units issued and transferred
   from other funding options..           7,800           9,189           1,358           2,432             560             804
Units redeemed and transferred
   to other funding options....        (11,272)         (9,827)         (2,215)         (4,200)         (1,231)         (2,219)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           3,796           7,268           5,947           6,804           1,499           2,170
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                       MORGAN STANLEY VIS                   PUTNAM VT
                                        MULTI CAP GROWTH               DIVERSIFIED INCOME           PUTNAM VT EQUITY INCOME
                                            DIVISION                        DIVISION                       DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2017            2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           3,890           5,106           7,309           7,278         253,442         252,998
Units issued and transferred
   from other funding options..           1,614           2,270             366             335          62,930          64,578
Units redeemed and transferred
   to other funding options....         (1,983)         (3,486)         (1,164)           (304)        (77,226)        (64,134)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           3,521           3,890           6,511           7,309         239,146         253,442
                                 ==============  ==============  ==============  ==============  ==============  ==============


                                           PUTNAM VT
                                    GLOBAL ASSET ALLOCATION         PUTNAM VT GLOBAL EQUITY        PUTNAM VT GLOBAL UTILITIES
                                           DIVISION                        DIVISION                         DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2017            2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           7,946           8,110           8,366           8,802             711             543
Units issued and transferred
   from other funding options..             470           1,019           1,194           1,920             202             383
Units redeemed and transferred
   to other funding options....           (834)         (1,183)         (1,658)         (2,356)           (355)           (215)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           7,582           7,946           7,902           8,366             558             711
                                 ==============  ==============  ==============  ==============  ==============  ==============


(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016:


                                             PUTNAM VT                       PUTNAM VT
                                      GOVERNMENT MONEY MARKET          GROWTH OPPORTUNITIES           PUTNAM VT HIGH YIELD
                                             DIVISION                        DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  -----------------------------
                                        2017            2016           2017          2016 (b)          2017           2016
                                   --------------  --------------  -------------  --------------  --------------  -------------

Units beginning of year..........          87,282          96,521         76,071              --         223,721        233,510
Units issued and transferred
   from other funding options....         204,340         154,452         16,043          78,201          72,872         76,073
Units redeemed and transferred
   to other funding options......       (161,333)       (163,691)       (19,229)         (2,130)        (83,328)       (85,862)
                                   --------------  --------------  -------------  --------------  --------------  -------------
Units end of year................         130,289          87,282         72,885          76,071         213,265        223,721
                                   ==============  ==============  =============  ==============  ==============  =============


                                                                             PUTNAM VT                      PUTNAM VT
                                         PUTNAM VT INCOME              INTERNATIONAL EQUITY           INTERNATIONAL GROWTH
                                             DIVISION                        DIVISION                       DIVISION
                                   -----------------------------  ------------------------------  ----------------------------
                                        2017            2016           2017            2016            2017          2016
                                   --------------  -------------  --------------  --------------  -------------  -------------

Units beginning of year..........         272,869        277,842           8,394           8,585          4,050          4,134
Units issued and transferred
   from other funding options....          66,493         66,209           2,527           2,467            829            791
Units redeemed and transferred
   to other funding options......        (73,406)       (71,182)         (3,046)         (2,658)          (638)          (875)
                                   --------------  -------------  --------------  --------------  -------------  -------------
Units end of year................         265,956        272,869           7,875           8,394          4,241          4,050
                                   ==============  =============  ==============  ==============  =============  =============

                                           PUTNAM VT                                                       PUTNAM VT
                                      INTERNATIONAL VALUE             PUTNAM VT INVESTORS              MULTI-CAP GROWTH
                                           DIVISION                        DIVISION                        DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2017            2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           1,825           2,817           1,955           1,935         207,970         226,849
Units issued and transferred
   from other funding options..             321             314           4,366             373          44,200          50,419
Units redeemed and transferred
   to other funding options....         (1,083)         (1,306)           (241)           (353)        (51,358)        (69,298)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           1,063           1,825           6,080           1,955         200,812         207,970
                                 ==============  ==============  ==============  ==============  ==============  ==============


                                       T. ROWE PRICE ES                 T. ROWE PRICE ES              T. ROWE PRICE ES
                                         EQUITY INCOME                   MID-CAP GROWTH              NEW AMERICA GROWTH
                                           DIVISION                         DIVISION                      DIVISION
                                 ------------------------------  -----------------------------  ----------------------------
                                      2017           2016             2017           2016           2017           2016
                                 --------------  --------------   -------------  -------------  -------------  -------------

Units beginning of year........           1,011           1,071           5,697          5,189        210,070        225,710
Units issued and transferred
   from other funding options..             174             204           2,506          2,392         66,373         69,356
Units redeemed and transferred
   to other funding options....           (285)           (264)         (2,090)        (1,884)       (70,180)       (84,996)
                                 --------------  --------------   -------------  -------------  -------------  -------------
Units end of year..............             900           1,011           6,113          5,697        206,263        210,070
                                 ==============  ==============   =============  =============  =============  =============

                                            T. ROWE PRICE ES                 T. ROWE PRICE FIS
                                       PERSONAL STRATEGY BALANCED            LIMITED-TERM BOND
                                                DIVISION                         DIVISION
                                     -------------------------------  ------------------------------
                                          2017             2016            2017            2016
                                     --------------  ---------------  --------------  --------------

Units beginning of year............         497,098          531,332         939,221         898,890
Units issued and transferred
   from other funding options......         109,469          121,623         461,696         440,760
Units redeemed and transferred
   to other funding options........       (130,004)        (155,857)       (505,565)       (400,429)
                                     --------------  ---------------  --------------  --------------
Units end of year..................         476,563          497,098         895,352         939,221
                                     ==============  ===============  ==============  ==============


(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio, or series, and total return ratios for the respective stated periods in the five years ended December 31, 2017:

                                                      AS OF DECEMBER 31
                                         ------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                             UNITS      HIGHEST ($)     ASSETS ($)
                                         -----------  ---------------  ------------
  American Funds New World         2017      149,541            21.86     3,268,835
     Division                      2016      143,589            16.98     2,437,508
                                   2015      134,693            16.20     2,181,698
                                   2014      134,515            16.79     2,258,614
                                   2013      118,550            18.20     2,157,342

  American Funds U.S.              2017       98,946            12.11     1,197,829
     Government/AAA-Rated          2016       87,542            11.98     1,048,556
     Securities Division           2015       76,549            11.90       910,663
                                   2014       78,361            11.74       920,021
                                   2013       75,890            11.17       847,553

  BHFTI Brighthouse/Aberdeen       2017      615,300    11.85 - 11.88     7,300,930
     Emerging Markets Equity       2016      620,312             9.29     5,759,652
     Division                      2015      288,223             8.37     2,411,030
                                   2014      295,506             9.76     2,884,579
                                   2013      294,018            10.49     3,083,870

  BHFTI                            2017       79,457            31.90     2,534,569
     Brighthouse/Wellington Large  2016       73,342            26.32     1,930,707
     Cap Research Division         2015       59,702            24.44     1,459,390
                                   2014       51,897            23.51     1,220,173
                                   2013       41,107            20.69       850,339

  BHFTI ClearBridge                2017       91,012            27.14     2,470,270
     Aggressive Growth Division    2016       84,977            23.04     1,957,706
     (Commenced 4/28/2014)         2015       76,441            22.54     1,722,904
                                   2014       75,352            23.57     1,776,157

  BHFTI Oppenheimer Global         2017      501,259    27.99 - 28.05    14,055,550
     Equity Division               2016      457,748            20.57     9,413,604
     (Commenced 4/29/2013)         2015       75,429            20.63     1,555,723
                                   2014       67,536            19.93     1,346,065
                                   2013       53,087            19.50     1,035,385

  BHFTII BlackRock Capital         2017      129,473            32.84     4,251,761
     Appreciation Division         2016      122,924            24.70     3,036,695
                                   2015      106,797            24.87     2,655,881
                                   2014       87,278            23.54     2,054,451
                                   2013       76,522            21.64     1,655,815

  BHFTII BlackRock                 2017      529,801             9.58     5,073,104
     Ultra-Short Term Bond         2016      487,429     9.56 - 26.96     4,661,047
     Division                      2015      472,776             9.60     4,539,134
                                   2014      419,890             9.66     4,055,333
                                   2013      356,087             9.67     3,442,724

                                                  FOR THE YEAR ENDED DECEMBER 31
                                         ------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                            INCOME          LOWEST TO        LOWEST TO
                                           RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                         -------------  ----------------  ---------------
  American Funds New World         2017       1.21               0.75               28.77
     Division                      2016       1.08               0.75                4.80
                                   2015       0.84               0.75              (3.53)
                                   2014       1.32               0.00              (7.73)
                                   2013       1.74               0.75               10.83

  American Funds U.S.              2017       1.63               0.75                1.07
     Government/AAA-Rated          2016       1.70               0.75                0.68
     Securities Division           2015       1.71               0.75                1.33
                                   2014       1.33               0.00                5.13
                                   2013       0.96               0.75              (3.60)

  BHFTI Brighthouse/Aberdeen       2017       1.32        0.00 - 0.75        3.25 - 27.63
     Emerging Markets Equity       2016       0.78               0.75               11.00
     Division                      2015       2.15               0.75             (14.30)
                                   2014       1.06               0.75              (6.93)
                                   2013       1.22               0.75              (5.51)

  BHFTI                            2017       1.09               0.75               21.17
     Brighthouse/Wellington Large  2016       2.32               0.75                7.69
     Cap Research Division         2015       0.93               0.75                3.97
                                   2014       0.87               0.00               13.66
                                   2013       1.30               0.75               33.49

  BHFTI ClearBridge                2017       0.93               0.75               17.81
     Aggressive Growth Division    2016       0.66               0.75                2.22
     (Commenced 4/28/2014)         2015       0.43               0.75              (4.38)
                                   2014         --               0.00               13.75

  BHFTI Oppenheimer Global         2017       1.11        0.00 - 0.75       10.34 - 36.10
     Equity Division               2016       0.37               0.75              (0.29)
     (Commenced 4/29/2013)         2015       1.20               0.75                3.48
                                   2014       0.96               0.00                2.19
                                   2013         --               0.75               23.79

  BHFTII BlackRock Capital         2017       0.10               0.75               32.93
     Appreciation Division         2016         --               0.75              (0.66)
                                   2015         --               0.75                5.65
                                   2014       0.06               0.00                8.78
                                   2013       0.79               0.75               33.22

  BHFTII BlackRock                 2017       0.33               0.75                0.14
     Ultra-Short Term Bond         2016       0.07        0.75 - 0.90     (0.40) - (0.33)
     Division                      2015         --               0.75              (0.59)
                                   2014         --               0.00              (0.10)
                                   2013         --               0.75              (0.75)

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                   AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------------  -------------------------------------------------
                                                      UNIT VALUE                   INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                       LOWEST TO          NET         INCOME          LOWEST TO         LOWEST TO
                                          UNITS       HIGHEST ($)     ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                       -----------  ---------------  ------------  -------------  ----------------  ----------------
  BHFTII MetLife Aggregate       2017      453,893    12.84 - 12.87     5,837,670       2.88        0.00 - 0.75        (0.28) - 2.49
     Bond Index Division         2016      382,546            12.53     4,792,223       1.12               0.75                 1.58
                                 2015       85,339            12.33     1,052,379       2.78               0.75               (0.34)
                                 2014       86,242            12.37     1,067,160       2.84               0.00                 5.70
                                 2013       76,638            11.71       897,208       3.23               0.75               (3.06)

  BHFTII MetLife Mid Cap         2017      843,751    35.90 - 35.98    30,346,497       1.37        0.00 - 0.75        11.02 - 15.08
     Stock Index Division        2016      773,902            31.19    24,138,337       0.33               0.75                19.53
                                 2015      102,409            26.09     2,672,185       1.16               0.75               (2.93)
                                 2014       89,769            26.88     2,413,146       0.99               0.00                 9.38
                                 2013       75,310            24.58     1,850,909       1.01               0.75                32.15

  BHFTII MetLife MSCI EAFE       2017      308,490    20.44 - 20.48     6,316,230       2.60        0.00 - 0.75         6.05 - 23.97
     Index Division              2016      253,549            16.49     4,179,869       0.97               0.75                 0.58
                                 2015       52,026            16.39       852,716       3.36               0.75               (1.68)
                                 2014       44,189            16.67       736,637       2.44               0.00               (6.10)
                                 2013       40,746            17.75       723,370       2.93               0.75                20.95

  BHFTII MetLife Russell 2000    2017    1,109,389    35.22 - 35.31    39,108,048       1.21        0.00 - 0.75         9.95 - 13.81
     Index Division              2016    1,100,058            30.95    34,046,352       1.17               0.75                20.38
                                 2015      826,430            25.71    21,247,934       1.21               0.75               (4.99)
                                 2014      876,017            27.06    23,705,012       1.16               0.75                 4.25
                                 2013      896,582            25.96    23,271,460       1.52               0.75                37.52

  BHFTII MetLife Stock Index     2017    1,544,461    33.84 - 33.92    52,373,653       1.76        0.00 - 0.75         9.02 - 20.63
     Division                    2016    1,450,133            28.05    40,675,615       0.21               0.75                10.84
                                 2015       76,968            25.31     1,947,835       1.78               0.75                 0.57
                                 2014       65,005            25.16     1,635,838       1.58               0.00                13.24
                                 2013       51,983            22.22     1,155,161       1.59               0.75                31.03

  BHFTII MFS Total Return        2017      857,017    22.40 - 22.45    19,235,382       2.52        0.00 - 0.75         4.98 - 11.61
     Division                    2016      803,619            20.07    16,127,461       0.54               0.75                 8.38
                                 2015       77,726            18.52     1,439,189       2.61               0.75               (0.75)
                                 2014       82,110            18.66     1,531,850       2.31               0.00                 8.53
                                 2013       74,950            17.19     1,288,425       2.23               0.75                18.10

  BHFTII MFS Value Division      2017       53,131            31.55     1,676,373       2.04               0.75                17.12
                                 2016       51,920            26.94     1,398,681       2.22               0.75                13.54
                                 2015       41,738            23.73       990,349       2.69               0.75               (0.74)
                                 2014       38,351            23.91       916,790       1.55               0.00                10.69
                                 2013       29,952            21.60       646,851       1.57               0.75                34.72

  BHFTII MFS Value II            2017      101,342            25.71     2,605,265       2.59               0.75                 6.84
     Division                    2016       89,627            24.06     2,156,685       1.64               0.75                17.63
                                 2015       79,052            20.46     1,617,166       1.79               0.75               (6.55)
                                 2014       70,606            21.89     1,545,553       1.20               0.00                 9.81
                                 2013       59,022            19.94     1,176,615       1.27               0.75                31.07

  BHFTII Western Asset           2017      117,575            11.19     1,315,855       3.97               0.75                 7.42
     Management Strategic Bond   2016      114,459            10.42     1,192,495       1.46               0.75                 0.00
     Opportunities Division
     (Commenced 4/29/2016)



                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------------  ------------------------------------------------
                                                        UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                         LOWEST TO         NET         INCOME          LOWEST TO        LOWEST TO
                                           UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                        -----------  ---------------  ------------  -------------  ----------------  ---------------
  Deutsche I Bond VIP Division    2017       12,429            15.80       196,399       2.90               0.75                5.04
                                  2016       12,886            15.04       193,850       5.65               0.75                5.14
                                  2015       16,077            14.31       230,039       2.93               0.75              (1.04)
                                  2014       16,895            14.46       244,274       3.58               0.75                5.84
                                  2013       16,277            13.66       222,357       3.64               0.75              (3.75)

  Deutsche I Capital Growth VIP   2017       12,680            80.05     1,015,032       0.73               0.75               25.36
     Division                     2016       15,653            63.86       999,566       0.87               0.75                3.47
                                  2015       19,391            61.72     1,196,789       0.74               0.75                7.81
                                  2014       22,052            57.25     1,262,440       0.62               0.75               12.13
                                  2013       22,071            51.06     1,126,883       1.36               0.75               33.64

  Deutsche I Core Equity VIP      2017       24,549            33.53       823,091       1.22               0.75               20.12
     Division                     2016       29,004            27.91       809,583       1.44               0.75                9.65
                                  2015       30,380            25.46       773,324       0.87               0.75                4.46
                                  2014       33,779            24.37       823,118       1.07               0.75               10.99
                                  2013       33,046            21.96       725,544       1.43               0.75               36.30

  Deutsche I CROCI                2017      493,997    21.21 - 21.79    10,485,501       6.88               0.75               21.05
     International VIP Division   2016      516,425    17.52 - 18.00     9,054,008      10.43               0.75              (0.01)
                                  2015      519,946    17.52 - 18.00     9,117,402       4.06               0.75              (6.19)
                                  2014      518,747    18.68 - 19.19     9,696,640       1.73               0.75             (12.42)
                                  2013      530,615    21.33 - 21.91    11,326,184       5.24               0.75               19.33

  Deutsche I Global Small Cap     2017       14,828            29.77       441,417         --               0.75               19.13
     VIP Division                 2016       16,924            24.99       422,915       0.41               0.75                0.81
                                  2015       21,262            24.79       527,021       0.98               0.75                0.40
                                  2014       25,078            24.69       619,122       0.87               0.75              (4.85)
                                  2013       26,720            25.94       693,238       0.62               0.75               34.93

  Deutsche II Global Income       2017       12,555            39.47       495,490       3.25               0.75               15.67
     Builder VIP Division         2016       17,154            34.12       585,286       4.15               0.75                6.02
                                  2015       17,452            32.18       561,660       3.14               0.75              (2.18)
                                  2014       18,553            32.90       610,389       3.07               0.75                3.05
                                  2013       19,087            31.92       609,361       2.05               0.75               15.76

  Deutsche II Government          2017   17,427,140             1.01    17,564,113       0.45               0.75              (0.29)
     Money Market VIP Division    2016   17,407,325             1.01    17,595,831       0.05               0.75              (0.69)
                                  2015   19,058,792             1.02    19,399,844       0.01               0.75              (0.74)
                                  2014   19,308,428             1.03    19,799,918       0.01               0.75              (0.74)
                                  2013   19,181,079             1.03    19,815,420       0.01               0.75              (0.74)

  Deutsche II Small Mid Cap       2017       10,306            27.57       284,128       0.09               0.75               21.21
     Growth VIP Division          2016       13,178            22.75       299,739         --               0.75                8.26
                                  2015       11,712            21.01       246,064         --               0.75              (1.64)
                                  2014       14,746            21.36       314,964         --               0.75                4.91
                                  2013       17,773            20.36       361,878       0.11               0.75               41.72

  Fidelity VIP Asset Manager      2017        3,737            18.12        67,709       2.02               0.75               13.25
     Division                     2016        3,389            16.00        54,219       1.64               0.75                2.30
                                  2015        2,910            15.64        45,515       1.74               0.75              (0.61)
                                  2014        2,575            15.73        40,522       1.67               0.75                5.04
                                  2013        2,320            14.98        34,752       1.67               0.75               14.84

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO         NET         INCOME          LOWEST TO         LOWEST TO
                                          UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                       -----------  ---------------  ------------  -------------  ----------------  ----------------
  Fidelity VIP Asset Manager:    2017       11,428            19.20       219,408      1.47                0.75                17.84
     Growth Division             2016       10,630            16.29       173,181      1.50                0.75                 1.70
                                 2015        9,858            16.02       157,922      1.12                0.75               (0.67)
                                 2014       10,395            16.13       167,647      1.15                0.75                 5.08
                                 2013        9,778            15.35       150,072      1.04                0.75                21.50

  Fidelity VIP Contrafund        2017      595,865            94.37    56,232,125      0.99                0.75                20.97
     Division                    2016      634,679            78.01    49,513,163      0.81                0.75                 7.20
                                 2015      691,778            72.77    50,343,639      1.03                0.75               (0.08)
                                 2014      720,964            72.83    52,510,289      0.96                0.75                11.11
                                 2013      757,837            65.55    49,678,049      1.10                0.75                30.31

  Fidelity VIP Equity-Income     2017      391,793    71.90 - 94.42    28,262,022      1.68                0.75                12.05
     Division                    2016      421,740    64.17 - 84.27    27,139,502      2.32                0.75                17.14
                                 2015      448,918    54.78 - 71.94    24,655,952      3.16                0.75               (4.68)
                                 2014      472,504    57.47 - 75.47    27,242,151      2.83                0.75                 7.91
                                 2013      498,861    53.26 - 69.94    26,657,836      2.50                0.75                27.19

  Fidelity VIP Freedom 2010      2017      172,185            15.88     2,734,799      1.79                0.75                12.23
     Division                    2016      137,180            14.15     1,941,310      1.55                0.75                 4.66
                                 2015      127,895            13.52     1,729,266      1.86                0.75               (1.03)
                                 2014      121,272            13.66     1,656,835      1.43                0.75                 3.75
                                 2013      144,604            13.17     1,904,242      1.87                0.75                12.64

  Fidelity VIP Freedom 2020      2017      427,198            16.12     6,887,241      1.71                0.75                15.75
     Division                    2016      380,702            13.93     5,302,629      1.59                0.75                 5.33
                                 2015      383,308            13.22     5,068,844      1.78                0.75        (1.02) - 0.23
                                 2014      400,517            13.36     5,350,858      1.79                0.75                 4.04
                                 2013      367,824            12.84     4,723,187      2.01                0.75                15.15

  Fidelity VIP Freedom 2030      2017      596,143            16.91    10,078,821      1.49                0.75                20.06
     Division                    2016      553,621            14.08     7,796,008      1.52                0.75                 5.81
                                 2015      525,339            13.31     6,991,492      1.86                0.75        (0.98) - 0.23
                                 2014      467,339            13.44     6,281,274      1.65                0.75                 4.17
                                 2013      437,625            12.90     5,646,393      1.82                0.75                20.75

  Fidelity VIP Freedom 2040      2017      198,892            20.06     3,988,786      1.30                0.75                22.68
     Division                    2016      168,450            16.35     2,753,823      1.53                0.75                 6.04
                                 2015      136,519            15.42     2,104,768      1.75                0.75               (1.01)
                                 2014      116,456            15.57     1,813,720      1.69                0.75                 4.13
                                 2013       90,566            14.96     1,354,559      2.02                0.75                24.36

  Fidelity VIP Freedom 2050      2017       76,061            20.22     1,537,962      1.34                0.75                22.60
     Division                    2016       72,278            16.49     1,192,047      1.63                0.75                 6.04
                                 2015       68,490            15.55     1,065,252      1.87                0.75               (1.04)
                                 2014       53,942            15.72       847,793      1.87                0.75                 4.22
                                 2013       30,963            15.08       466,922      1.60                0.75                25.40

  Fidelity VIP Government        2017      966,385             1.57     1,513,948      0.67                0.75               (0.08)
     Money Market Division       2016      794,071             1.57     1,244,940      0.20                0.75               (0.55)
                                 2015      738,203             1.58     1,163,695      0.03                0.75               (0.72)
                                 2014      834,498             1.59     1,325,026      0.01                0.75               (0.74)
                                 2013      869,458             1.60     1,390,790      0.03                0.75               (0.72)

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO         NET         INCOME          LOWEST TO         LOWEST TO
                                          UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                       -----------  ---------------  ------------  -------------  ----------------  ----------------
  Fidelity VIP Growth Division   2017      257,473  131.55 - 152.33    34,046,945       0.22               0.75                34.13
                                 2016      274,928   98.08 - 113.57    27,087,594       0.04               0.75                 0.05
                                 2015      292,778   98.04 - 113.52    28,818,703       0.26               0.75                 6.37
                                 2014      305,059   92.16 - 106.72    28,238,079       0.19               0.75                10.47
                                 2013      317,884    83.43 - 96.61    26,640,728       0.30               0.75                35.32

  Fidelity VIP High Income       2017        9,154            35.17       321,937       4.89               0.75                 6.14
     Division                    2016       10,798            33.14       357,817       5.60               0.75                13.75
                                 2015       10,417            29.13       303,459       5.37               0.75               (4.35)
                                 2014       18,366            30.45       559,329       6.45               0.75                 0.40
                                 2013       13,198            30.33       400,330       5.96               0.75                 5.16

  Fidelity VIP Index 500         2017      172,711  383.03 - 414.61    66,266,318       1.80               0.75                20.81
     Division                    2016      182,328  317.06 - 343.20    57,903,136       1.49               0.75                11.02
                                 2015      189,296  285.58 - 309.13    54,139,521       1.97               0.75                 0.58
                                 2014      203,961  283.94 - 307.35    58,086,490       1.65               0.75                12.72
                                 2013      214,053  251.90 - 272.66    54,079,684       1.91               0.75                31.26

  Fidelity VIP Investment        2017       35,785            33.64     1,203,863       2.40               0.75                 3.44
     Grade Bond Division         2016       35,900            32.52     1,167,576       2.44               0.75                 3.96
                                 2015       32,482            31.28     1,016,195       2.49               0.75               (1.34)
                                 2014       33,824            31.71     1,072,529       2.31               0.75                 5.04
                                 2013       33,086            30.19       998,812       2.42               0.75               (2.51)

  Fidelity VIP Mid Cap           2017      101,045            90.36     9,130,053       0.71               0.75                19.91
     Division                    2016      102,875            75.35     7,752,022       0.52               0.75                11.40
                                 2015      108,713            67.65     7,353,910       0.51               0.75               (2.13)
                                 2014      107,477            69.11     7,428,257       0.27               0.75                 5.49
                                 2013      101,302            65.52     6,636,957       0.53               0.75                35.21

  Fidelity VIP Overseas          2017       12,435            49.19       611,640       1.43               0.75                29.31
     Division                    2016       13,585            38.04       516,716       1.53               0.75               (5.77)
                                 2015       12,340            40.37       498,109       1.34               0.75                 2.85
                                 2014       12,267            39.25       481,469       1.37               0.75               (8.76)
                                 2013       12,311            43.02       529,602       1.49               0.75                29.46

  Fidelity VIP Real Estate       2017       29,893    16.44 - 42.90       959,572       1.81               0.75                 3.29
     Division                    2016       32,953    15.91 - 41.53     1,001,208       1.49               0.75                 4.96
                                 2015       34,958    15.16 - 39.57     1,040,230       2.00               0.75                 2.94
                                 2014       26,658    14.73 - 38.44       923,640       1.76               0.75                29.21
                                 2013       28,548    11.40 - 29.75       784,794       1.70               0.75                 1.06

  Fidelity VIP Value Division    2017       16,605            27.10       449,980       1.37               0.75                14.72
                                 2016       15,992            23.62       377,759       1.13               0.75                11.24
                                 2015       15,147            21.23       321,638       1.30               0.75               (1.49)
                                 2014       16,378            21.56       353,036       1.44               0.75                10.58
                                 2013       14,931            19.49       291,055       1.18               0.75                31.47

  Invesco V.I. Diversified       2017       10,764            61.06       657,230       1.63               0.90                 7.60
     Dividend Division           2016       15,069            56.74       855,040       1.43               0.90                13.78
                                 2015       29,129            49.87     1,452,606       1.70               0.90                 1.34
                                 2014       32,387            49.21     1,593,741       1.72               0.00                12.69
                                 2013       33,283            43.67     1,453,471       2.28               0.90                29.86

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                         ----------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO          NET        INCOME          LOWEST TO         LOWEST TO
                                            UNITS      HIGHEST ($)     ASSETS ($)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                         ----------  ---------------  -----------  -------------  ----------------  ----------------
  Invesco V.I. Equity and          2017       1,980            41.22       81,628       1.78               0.90                10.04
     Income Division               2016       1,798            37.46       67,333       1.81               0.90                14.09
                                   2015       2,566            32.83       84,248       2.35               0.90               (2.99)
                                   2014       4,651            33.84      157,399       1.78               0.00                 8.90
                                   2013       5,155            31.08      160,193       1.87               0.90                24.06

  Invesco V.I. Global Core         2017      11,387            34.48      392,647       1.31               0.90                21.80
     Equity Division               2016       9,281            28.31      262,725       0.97               0.90                 5.86
                                   2015      11,578            26.74      309,608       1.20               0.90               (2.12)
                                   2014      15,828            27.32      432,464       1.96               0.00                 0.56
                                   2013      17,501            27.17      475,504       1.82               0.90                21.41

  Invesco V.I. High Yield          2017       3,816            11.58       44,203       4.01               0.90                 5.35
     Division                      2016       4,004            10.99       44,020       3.71               0.90                10.22
     (Commenced 4/29/2013)         2015       5,378             9.98       53,649       5.71               0.90               (3.86)
                                   2014       7,808            10.38       81,005       4.68               0.00                 1.62
                                   2013       7,433            10.21       75,891       4.81               0.75                 1.20

  MFS VIT Global Equity            2017     326,553    33.68 - 33.73   11,012,768       0.85               0.75                23.15
     Division                      2016     343,036    27.35 - 27.39    9,394,459       0.96               0.75                 6.54
                                   2015     360,621    25.67 - 25.71    9,269,477       1.06               0.75               (2.15)
                                   2014     375,503    26.23 - 26.27    9,863,983       0.72               0.75                 3.10
                                   2013     381,158    25.44 - 25.48    9,711,600       0.90               0.75                26.86

  MFS VIT Growth Division          2017     315,736    60.50 - 60.51   19,105,728       0.11               0.75                30.43
                                   2016     331,643    46.39 - 46.40   15,386,733       0.04               0.75                 1.68
                                   2015     343,026    45.62 - 45.63   15,652,302       0.16               0.75                 6.76
                                   2014     350,984            42.74   15,001,971       0.11               0.75                 8.13
                                   2013     364,375    39.52 - 39.53   14,403,234       0.23               0.75                35.83

  MFS VIT Investors Trust          2017       2,152            49.05      105,581       0.73               0.75                22.43
     Division                      2016       2,251            40.07       90,203       0.86               0.75                 7.78
                                   2015       2,306            37.18       85,739       0.92               0.75               (0.53)
                                   2014       2,431            37.37       90,841       0.96               0.75                10.18
                                   2013       2,512            33.92       85,216       1.09               0.75                31.07

  MFS VIT Mid Cap Growth           2017       9,369            14.80      138,621       0.12               0.75                26.05
     Division                      2016       8,722            11.74      102,378         --               0.75                 4.13
                                   2015       8,108            11.27       91,398         --               0.75                 3.83
                                   2014       7,914            10.86       85,922         --               0.75                 8.05
                                   2013       7,268            10.05       73,024         --               0.75                36.69

  MFS VIT New Discovery            2017       5,550            43.87      243,462         --               0.75                25.71
     Division                      2016       5,624            34.90      196,259         --               0.75                 8.24
                                   2015       5,682            32.24      183,196         --               0.75               (2.62)
                                   2014       5,737            33.11      189,950         --               0.75               (7.95)
                                   2013       5,891            35.97      211,883         --               0.75                40.46

  MFS VIT Research Division        2017       2,576            50.47      129,984       1.40               0.75                22.45
                                   2016       2,588            41.22      106,671       0.79               0.75                 7.92
                                   2015       2,620            38.19      100,050       0.74               0.75                 0.05
                                   2014       2,621            38.17      100,040       0.84               0.75                 9.38
                                   2013       2,700            34.90       94,226       0.33               0.75                31.30

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31
                                              -----------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                                 UNITS      HIGHEST ($)     ASSETS ($)
                                              ----------  ---------------  ------------
  MFS VIT Total Return Bond             2017     247,426    26.53 - 26.59    6,579,485
     Division                           2016     197,168            25.59    5,045,435
                                        2015       1,033            24.73       25,557
                                        2014       1,132            25.00       28,288
                                        2013       1,239            23.79       29,469

  MFS VIT Total Return                  2017       8,828            51.04      450,586
     Division                           2016       8,906            45.79      407,825
                                        2015       9,103            42.29      384,990
                                        2014       9,165            42.77      391,995
                                        2013       9,386            39.72      372,775

  MFS VIT Utilities Division            2017       1,383            94.22      130,324
                                        2016       1,337            82.66      110,557
                                        2015       1,377            74.71      102,891
                                        2014       1,240            88.06      109,232
                                        2013       1,301            78.70      102,356

  MFS VIT Value Division                2017       8,735            32.82      286,691
                                        2016       8,978            28.10      252,332
                                        2015      10,049            24.82      249,420
                                        2014      10,090            25.19      254,188
                                        2013      10,841            22.97      249,003

  MFS VIT II Core Equity                2017       2,517            46.46      116,929
     Division                           2016       2,476            37.50       92,832
     (Commenced 3/27/2015)              2015       2,342            33.92       79,455

  MFS VIT II High Yield                 2017         346            30.60       10,586
     Division                           2016         246            28.89        7,097
     (Commenced 8/16/2013)              2015         162            25.58        4,131
                                        2014         122            26.90        3,273
                                        2013         111            26.37        2,933

  MFS VIT II Massachusetts Investors    2017      10,209            24.24      247,414
     Growth Stock Division              2016      10,580            19.01      201,154
     (Commenced 3/27/2015)              2015      11,269            18.06      203,512

  MFS VIT II Strategic Income           2017          88            24.37        2,138
     Division                           2016          76            23.11        1,760
     (Commenced 8/16/2013)              2015          56            21.51        1,197
                                        2014          47            22.08        1,048
                                        2013          42            21.54          901

  MFS VIT II U.S. Government            2017     209,944      9.40 - 9.42    1,977,846
     Money Market Division              2016     107,835             9.44    1,018,208
                                        2015       6,106             9.51       58,084
                                        2014       6,093             9.58       58,397
                                        2013       6,053             9.66       58,450

  Morgan Stanley VIF Global             2017       1,436            58.84       84,471
     Infrastructure Division            2016       2,633            52.56      138,373
                                        2015       2,189            46.01      100,724
                                        2014       3,611            53.73      193,999
                                        2013       3,817            46.53      177,583

                                                       FOR THE YEAR ENDED DECEMBER 31
                                              ------------------------------------------------
                                              INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                 INCOME          LOWEST TO        LOWEST TO
                                                RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                              -------------  ----------------  ---------------
  MFS VIT Total Return Bond             2017       3.40        0.00 - 0.75         0.15 - 3.68
     Division                           2016       6.89               0.75                3.46
                                        2015       3.36               0.75              (1.05)
                                        2014       2.88               0.75                5.06
                                        2013       1.18               0.75              (1.77)

  MFS VIT Total Return                  2017       2.38               0.75               11.46
     Division                           2016       2.92               0.75                8.28
                                        2015       2.64               0.75              (1.12)
                                        2014       1.90               0.75                7.69
                                        2013       1.78               0.75               18.16

  MFS VIT Utilities Division            2017       4.38               0.75               13.98
                                        2016       3.93               0.75               10.64
                                        2015       4.36               0.75             (15.16)
                                        2014       2.10               0.75               11.89
                                        2013       2.35               0.75               19.62

  MFS VIT Value Division                2017       1.94               0.75               16.77
                                        2016       2.13               0.75               13.24
                                        2015       2.35               0.75              (1.48)
                                        2014       1.53               0.75                9.68
                                        2013       1.19               0.75               34.87

  MFS VIT II Core Equity                2017       0.97               0.75               23.90
     Division                           2016       0.77               0.75               10.54
     (Commenced 3/27/2015)              2015       0.57               0.75              (3.10)

  MFS VIT II High Yield                 2017       7.18               0.75                5.89
     Division                           2016       7.21               0.75               12.97
     (Commenced 8/16/2013)              2015       8.04               0.75              (4.93)
                                        2014       5.54               0.75                2.04
                                        2013       2.56               0.75                5.80

  MFS VIT II Massachusetts Investors    2017       0.65               0.75               27.47
     Growth Stock Division              2016       0.60               0.75                5.28
     (Commenced 3/27/2015)              2015       0.49               0.75              (1.97)

  MFS VIT II Strategic Income           2017       4.74               0.75                5.45
     Division                           2016       3.18               0.75                7.43
     (Commenced 8/16/2013)              2015       6.19               0.75              (2.59)
                                        2014       3.36               0.75                2.50
                                        2013       3.14               0.75                0.85

  MFS VIT II U.S. Government            2017       0.31        0.00 - 0.75       (0.45) - 0.16
     Money Market Division              2016       0.02               0.75              (0.74)
                                        2015         --               0.75              (0.75)
                                        2014         --               0.75              (0.75)
                                        2013         --               0.75              (0.75)

  Morgan Stanley VIF Global             2017       2.83               0.90               11.95
     Infrastructure Division            2016       2.03               0.90               14.23
                                        2015       1.75               0.90             (14.37)
                                        2014       2.37               0.00               15.48
                                        2013       2.91               0.90               16.85

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                         ----------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO         NET         INCOME          LOWEST TO         LOWEST TO
                                            UNITS      HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                         ----------  --------------  ------------  -------------  ----------------  ----------------
  Morgan Stanley VIF Global        2017       3,796           12.52        47,518       0.88               0.90               15.07
     Strategist Division           2016       7,268           10.88        79,062         --               0.90                4.63
     (Commenced 4/29/2013)         2015       7,906           10.40        82,192       1.51               0.90              (7.06)
                                   2014      20,067           11.19       224,480       0.83               0.00                2.05
                                   2013      21,154           10.96       231,894       0.11               0.75                9.25

  Morgan Stanley VIS European      2017       5,947           56.51       336,027       2.85               0.90               21.89
     Equity Division               2016       6,804           46.36       315,415       3.09               0.90              (3.42)
                                   2015       8,572           48.00       411,429       5.36               0.90              (5.85)
                                   2014       9,261           50.98       472,094       2.44               0.00              (9.25)
                                   2013       9,292           56.18       521,993       2.96               0.90               26.36

  Morgan Stanley VIS Income        2017       1,499           32.72        49,046       3.20               0.90                5.69
     Plus Division                 2016       2,170           30.96        67,173       3.68               0.90                6.12
                                   2015       3,585           29.17       104,582       4.24               0.90              (2.79)
                                   2014       4,602           30.01       138,112       4.31               0.00                7.65
                                   2013       4,914           27.88       136,989       5.06               0.90                0.12

  Morgan Stanley VIS Multi         2017       3,521          217.43       765,666         --               0.90               48.06
     Cap Growth Division           2016       3,890          146.85       571,255         --               0.90              (4.27)
                                   2015       5,106          153.40       783,260         --               0.90                7.83
                                   2014       9,615          142.27     1,367,944         --               0.00                5.58
                                   2013      10,406          134.75     1,402,206       0.42               0.90               49.41

  Putnam VT Diversified            2017       6,511           27.22       177,218       6.19               0.75                6.62
     Income Division               2016       7,309           25.53       186,569       7.51               0.75                4.97
                                   2015       7,278           24.32       176,969       9.49               0.75              (3.05)
                                   2014       7,307           25.08       183,256       8.04               0.75              (0.07)
                                   2013       7,255           25.10       182,098       3.38               0.75                7.27

  Putnam VT Equity Income          2017     239,146           34.53     8,256,709       1.89               0.75               18.17
     Division                      2016     253,442           29.22     7,404,755       2.07               0.75               13.11
                                   2015     252,998           25.83     6,535,180       1.89               0.75              (3.52)
                                   2014     274,932           26.77     7,360,583       1.85               0.75               12.12
                                   2013     269,695           23.88     6,439,791       2.07               0.75               31.73

  Putnam VT Global Asset           2017       7,582           55.00       417,021       1.70               0.75               14.80
     Allocation Division           2016       7,946           47.91       380,689       2.20               0.75                6.18
                                   2015       8,110           45.12       365,929       2.45               0.75              (0.39)
                                   2014       8,286           45.29       375,272       2.58               0.75                8.89
                                   2013       9,400           41.59       390,989       2.07               0.75               18.88

  Putnam VT Global Equity          2017       7,902           45.85       362,273       1.58               0.75               27.75
     Division                      2016       8,366           35.89       300,254       1.39               0.75                0.61
                                   2015       8,802           35.67       313,990       1.22               0.75              (2.23)
                                   2014       8,800           36.48       321,046       0.60               0.75                1.01
                                   2013       8,688           36.12       313,818       1.66               0.75               31.29

  Putnam VT Global Utilities       2017         558           36.57        20,391       3.42               0.75               21.52
     Division                      2016         711           30.10        21,386       1.44               0.75                1.43
                                   2015         543           29.67        16,125       2.57               0.75             (10.32)
                                   2014         580           33.09        19,186       2.92               0.75               14.03
                                   2013         560           29.02        16,244       2.61               0.75               13.17

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                        -----------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO          NET        INCOME          LOWEST TO         LOWEST TO
                                           UNITS       HIGHEST ($)     ASSETS ($)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                        -----------  ---------------  -----------  -------------  ----------------  ----------------
  Putnam VT Government Money      2017      130,289             1.37      179,127       0.47               0.75              (0.28)
     Market Division              2016       87,282             1.38      120,335       0.01               0.75              (0.73)
                                  2015       96,521             1.39      134,054       0.01               0.75              (0.74)
                                  2014      116,619             1.40      163,171       0.01               0.75              (0.74)
                                  2013      111,257             1.41      156,826       0.01               0.75              (0.74)

  Putnam VT Growth                2017       72,885  122.60 - 122.86    8,953,910       0.14               0.75               30.32
     Opportunities Division       2016       76,071    94.07 - 94.28    7,171,103         --               0.75                0.62
     (Commenced 11/18/2016)

  Putnam VT High Yield            2017      213,265    38.10 - 38.65    8,129,078       5.96               0.75                6.42
     Division                     2016      223,721    35.80 - 36.32    8,012,855       6.47               0.75               14.80
                                  2015      233,510    31.19 - 31.64    7,285,285       7.10               0.75              (5.85)
                                  2014      248,803    33.13 - 33.60    8,244,608       6.15               0.75                1.15
                                  2013      249,237    32.75 - 33.22    8,165,022       7.24               0.75                7.30

  Putnam VT Income Division       2017      265,956    33.71 - 33.99    8,965,296       4.50               0.75                5.12
                                  2016      272,869    32.07 - 32.33    8,751,234       4.61               0.75                1.50
                                  2015      277,842    31.59 - 31.85    8,778,714       4.96               0.75              (1.93)
                                  2014      299,904    32.22 - 32.48    9,662,325       6.25               0.75                5.88
                                  2013      313,984    30.43 - 30.68    9,553,964       4.14               0.75                1.37

  Putnam VT International         2017        7,875            30.84      242,860       2.33               0.75               25.98
     Equity Division              2016        8,394            24.48      205,480       3.70               0.75              (2.94)
                                  2015        8,585            25.22      216,501       1.48               0.75              (0.34)
                                  2014        9,748            25.30      246,679       1.22               0.75              (7.28)
                                  2013       10,690            27.29      291,732       1.61               0.75               27.48

  Putnam VT International         2017        4,241            26.33      111,694       1.25               0.75               34.36
     Growth Division              2016        4,050            19.60       79,380       1.23               0.75              (7.16)
                                  2015        4,134            21.11       87,286         --               0.75                0.57
                                  2014        4,258            20.99       89,392       0.30               0.75              (6.60)
                                  2013        4,609            22.48      103,607       1.43               0.75               21.78

  Putnam VT International         2017        1,063            26.98       28,692       2.21               0.75               24.13
     Value Division               2016        1,825            21.74       39,671       2.70               0.75                0.52
                                  2015        2,817            21.63       60,910       1.56               0.75              (2.44)
                                  2014        2,848            22.17       63,131       1.50               0.75              (9.97)
                                  2013        2,812            24.62       69,245       2.71               0.75               21.72

  Putnam VT Investors Division    2017        6,080            24.00      145,919       0.56               0.75               22.23
                                  2016        1,955            19.64       38,398       1.50               0.75               11.50
                                  2015        1,935            17.61       34,069       1.40               0.75              (2.69)
                                  2014        1,788            18.10       32,353       1.41               0.75               13.39
                                  2013        1,741            15.96       27,790       1.64               0.75               34.51

  Putnam VT Multi-Cap Growth      2017      200,812    60.50 - 60.84   12,213,202       0.83               0.75               28.59
     Division                     2016      207,970    47.05 - 47.31    9,836,449       0.98               0.75                7.25
                                  2015      226,849    43.87 - 44.11   10,003,589       0.73               0.75              (0.82)
                                  2014      240,703    44.23 - 44.47   10,701,922       0.51               0.75               12.95
                                  2013      242,395    39.16 - 39.37    9,541,216       0.72               0.75               35.72



                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                     AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------------  ------------------------------------------------
                                                        UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                         LOWEST TO         NET         INCOME          LOWEST TO        LOWEST TO
                                           UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                        -----------  ---------------  ------------  -------------  ----------------  ---------------
  T. Rowe Price ES Equity         2017          900            52.30        47,071      1.75                0.75               15.16
     Income Division              2016        1,011            45.41        45,894      2.36                0.75               18.28
                                  2015        1,071            38.40        41,108      1.75                0.75              (7.55)
                                  2014        1,465            41.53        60,822      1.73                0.75                6.57
                                  2013        1,716            38.97        66,879      1.53                0.75               28.75

  T. Rowe Price ES Mid-Cap        2017        6,113            83.13       508,191        --                0.75               23.84
     Growth Division              2016        5,697            67.13       382,406        --                0.75                5.46
                                  2015        5,189            63.65       330,268        --                0.75                5.77
                                  2014        4,483            60.18       269,817        --                0.75               12.27
                                  2013        4,483            53.60       240,288        --                0.75               35.67

  T. Rowe Price ES New            2017      206,263            72.92    15,041,452      0.11                0.75               33.43
     America Growth Division      2016      210,070            54.65    11,481,242      0.04                0.75                0.55
                                  2015      225,710            54.36    12,268,526        --                0.75                7.79
                                  2014      226,669            50.43    11,430,429        --                0.75                8.52
                                  2013      229,382            46.47    10,659,381        --                0.75               36.98

  T. Rowe Price ES Personal       2017      476,563    52.90 - 53.46    25,476,054      1.52                0.75               16.54
     Strategy Balanced Division   2016      497,098    45.39 - 45.87    22,803,152      1.66                0.75                5.66
                                  2015      531,332    42.96 - 43.42    23,068,265      1.72                0.75              (0.80)
                                  2014      576,005    43.30 - 43.76    25,208,153      1.64                0.75                4.41
                                  2013      598,815    41.47 - 41.91    25,098,776      1.51                0.75               17.05

  T. Rowe Price FIS Limited-Term  2017      895,352             8.37     7,495,448      1.46                0.75                0.30
     Bond Division                2016      939,221             8.35     7,839,066      1.36                0.75                0.61
                                  2015      898,890             8.30     7,457,124      1.13                0.75              (0.44)
                                  2014      941,105             8.33     7,841,718      1.25                0.75              (0.11)
                                  2013      921,622             8.34     7,687,971      1.55                0.75              (0.62)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio or series, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series in which the Division invests.

2 These amounts represent annualized Policy expenses of each of the applicable
  Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

This page is intentionally left blank.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                        Page
                                                                                                  ----------
Report of Independent Registered Public Accounting Firm..........................................        2
Financial Statements at December 31, 2017 and 2016 and for the Years Ended December 31, 2017,
  2016 and 2015:
 Consolidated Balance Sheets.....................................................................        3
 Consolidated Statements of Operations...........................................................        4
 Consolidated Statements of Comprehensive Income (Loss)..........................................        5
 Consolidated Statements of Equity...............................................................        6
 Consolidated Statements of Cash Flows...........................................................        7
 Notes to the Consolidated Financial Statements..................................................        9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies....        9
     Note 2 -- Segment Information...............................................................       28
     Note 3 -- Disposition.......................................................................       34
     Note 4 -- Insurance.........................................................................       34
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other
       Intangibles...............................................................................       46
     Note 6 -- Reinsurance.......................................................................       49
     Note 7 -- Closed Block......................................................................       55
     Note 8 -- Investments.......................................................................       57
     Note 9 -- Derivatives.......................................................................       78
     Note 10 -- Fair Value.......................................................................       93
     Note 11 -- Long-term and Short-term Debt....................................................      112
     Note 12 -- Equity...........................................................................      114
     Note 13 -- Other Expenses...................................................................      119
     Note 14 -- Employee Benefit Plans...........................................................      120
     Note 15 -- Income Tax.......................................................................      129
     Note 16 -- Contingencies, Commitments and Guarantees........................................      135
     Note 17 -- Quarterly Results of Operations (Unaudited)......................................      144
     Note 18 -- Related Party Transactions.......................................................      145
Financial Statement Schedules at December 31, 2017 and 2016 and for the Years Ended December 31,
  2017, 2016 and 2015:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related
   Parties.......................................................................................      146
 Schedule III -- Consolidated Supplementary Insurance Information................................      147
 Schedule IV -- Consolidated Reinsurance.........................................................      149

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance Company

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2017 and 2016, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2017, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 19, 2018

We have served as the Company's auditor since at least 1968; however, the specific year has not been determined.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2017 and 2016

                (In millions, except share and per share data)

                                                                 2017           2016
                                                             -------------  -------------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated
 fair value (amortized cost: $157,809 and $155,141,
 respectively)..............................................  $    170,272   $    163,120
Equity securities available-for-sale, at estimated fair
 value (cost: $1,579 and $1,785, respectively)..............         1,658          1,839
Mortgage loans (net of valuation allowances of $271 and
 $267, respectively; includes $520 and $566, respectively,
 under the fair value option)...............................        58,459         56,560
Policy loans................................................         6,006          5,945
Real estate and real estate joint ventures (includes $1,077
 and $1,124, respectively, relating to variable interest
 entities; includes $25 and $56, respectively, of real
 estate held-for-sale)......................................         6,656          6,386
Other limited partnership interests (includes $0 and $14,
 respectively, relating to variable interest entities)......         3,991          3,725
Short-term investments, principally at estimated fair value.         3,155          4,690
Other invested assets (includes $131 and $39, respectively,
 relating to variable interest entities)....................        14,911         17,255
                                                             -------------  -------------
  Total investments.........................................       265,108        259,520
Cash and cash equivalents, principally at estimated fair
 value (includes $12 and $0, respectively, relating to
 variable interest entities)................................         5,069          5,714
Accrued investment income...................................         2,042          2,019
Premiums, reinsurance and other receivables (includes $3
 and $6, respectively, relating to variable interest
 entities)..................................................        22,098         22,383
Deferred policy acquisition costs and value of business
 acquired...................................................         4,348          4,743
Current income tax recoverable..............................            64             --
Other assets (includes $2 and $3, respectively, relating to
 variable interest entities)................................         4,741          4,346
Separate account assets.....................................       130,825        133,836
                                                             -------------  -------------
  Total assets..............................................  $    434,295   $    432,561
                                                             =============  =============
Liabilities and Equity
Liabilities
Future policy benefits......................................  $    119,415   $    115,519
Policyholder account balances...............................        93,939         92,466
Other policy-related balances...............................         7,176          7,103
Policyholder dividends payable..............................           499            510
Policyholder dividend obligation............................         2,121          1,931
Payables for collateral under securities loaned and other
 transactions...............................................        19,871         20,815
Short-term debt.............................................           243            100
Long-term debt (includes $6 and $12, respectively, at
 estimated fair value, relating to variable interest
 entities)..................................................         1,667          1,589
Current income tax payable..................................            --             50
Deferred income tax liability...............................         1,369          2,385
Other liabilities (includes $3 and $0, respectively,
 relating to variable interest entities)....................        27,409         29,497
Separate account liabilities................................       130,825        133,836
                                                             -------------  -------------
  Total liabilities.........................................       404,534        405,801
                                                             -------------  -------------
Contingencies, Commitments and Guarantees (Note 16)
Equity
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000
 shares authorized; 494,466,664 shares issued and
 outstanding................................................             5              5
Additional paid-in capital..................................        14,150         14,413
Retained earnings...........................................        10,035          9,033
Accumulated other comprehensive income (loss)...............         5,428          3,119
                                                             -------------  -------------
  Total Metropolitan Life Insurance Company stockholder's
   equity...................................................        29,618         26,570
Noncontrolling interests....................................           143            190
                                                             -------------  -------------
  Total equity..............................................        29,761         26,760
                                                             -------------  -------------
  Total liabilities and equity..............................  $    434,295   $    432,561
                                                             =============  =============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                                                        2017           2016           2015
                                                                                    ------------   ------------   ------------
Revenues
Premiums...........................................................................  $    22,925    $    22,393    $    21,934
Universal life and investment-type product policy fees.............................        2,227          2,542          2,584
Net investment income..............................................................       10,513         11,083         11,539
Other revenues.....................................................................        1,570          1,478          1,536
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities......................           (7)           (87)           (49)
Other-than-temporary impairments on fixed maturity securities transferred to other
 comprehensive income (loss).......................................................            1            (10)            (5)
Other net investment gains (losses)................................................          340            229            313
                                                                                    ------------   ------------   ------------
  Total net investment gains (losses)..............................................          334            132            259
Net derivative gains (losses)......................................................         (344)        (1,138)           881
                                                                                    ------------   ------------   ------------
  Total revenues...................................................................       37,225         36,490         38,733
                                                                                    ------------   ------------   ------------
Expenses
Policyholder benefits and claims...................................................       25,792         25,313         24,547
Interest credited to policyholder account balances.................................        2,235          2,233          2,183
Policyholder dividends.............................................................        1,097          1,200          1,264
Other expenses.....................................................................        5,135          5,803          6,258
                                                                                    ------------   ------------   ------------
  Total expenses...................................................................       34,259         34,549         34,252
                                                                                    ------------   ------------   ------------
Income (loss) before provision for income tax......................................        2,966          1,941          4,481
Provision for income tax expense (benefit).........................................         (561)           199          1,763
                                                                                    ------------   ------------   ------------
  Net income (loss)................................................................        3,527          1,742          2,718
Less: Net income (loss) attributable to noncontrolling interests...................            2             (8)            --
                                                                                    ------------   ------------   ------------
  Net income (loss) attributable to Metropolitan Life Insurance Company............  $     3,525    $     1,750    $     2,718
                                                                                    ============   ============   ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                        2017           2016        2015
                                   --------------   ---------   ---------
    Net income (loss).............  $       3,527    $  1,742    $  2,718
    Other comprehensive income
     (loss):
    Unrealized investment gains
     (losses), net of related
     offsets......................          4,079         406     (4,434)
    Unrealized gains (losses) on
     derivatives..................           (848)         36         559
    Foreign currency translation
     adjustments..................             26          13       (101)
    Defined benefit plans
     adjustment...................            129         217         342
                                   --------------   ---------   ---------
     Other comprehensive income
       (loss), before income tax..          3,386         672      (3,634)
    Income tax (expense) benefit
     related to items of other
     comprehensive income (loss)..        (1,077)        (238)      1,285
                                   --------------   ---------   ---------
     Other comprehensive income
       (loss), net of income tax..          2,309         434      (2,349)
                                   --------------   ---------   ---------
    Comprehensive income (loss)...          5,836       2,176         369
    Less: Comprehensive income
     (loss) attributable to
     noncontrolling interest, net
     of income tax................              2          (8)         --
                                   --------------   ---------   ---------
     Comprehensive income (loss)
       attributable to
       Metropolitan Life
       Insurance Company..........  $       5,834    $  2,184    $    369
                                   ==============   =========   =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                            Accumulated            Total
                                   Additional                  Other         Metropolitan Life
                          Common    Paid-in      Retained   Comprehensive    Insurance Company     Noncontrolling    Total
                          Stock     Capital     Earnings   Income (Loss)    Stockholder's Equity     Interests       Equity
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2014, as previously
 reported............... $      5 $    14,448  $   12,470        $  5,034               $ 31,957         $    392  $  32,349
Prior period revisions
 (Note 1)...............                             (164)                                  (164)                       (164)
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2014...................        5      14,448      12,306           5,034                 31,793              392     32,185
Capital contributions
 from MetLife, Inc......                    4                                                  4                           4
Returns of capital......                  (11)                                               (11)                        (11)
Excess tax benefits
 related to stock-based
 compensation...........                    3                                                  3                           3
Dividends paid to
 MetLife, Inc...........                           (1,489)                                (1,489)                     (1,489)
Change in equity of
 noncontrolling
 interests..............                                                                      --              (20)       (20)
Net income (loss).......                            2,718                                  2,718                       2,718
Other comprehensive
 income (loss), net of
 income tax.............                                           (2,349)                (2,349)                     (2,349)
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2015...................        5      14,444      13,535           2,685                 30,669              372     31,041
Capital contributions
 from MetLife, Inc......                   10                                                 10                          10
Returns of capital......                  (68)                                               (68)                        (68)
Excess tax benefits
 related to stock-based
 compensation...........                   27                                                 27                          27
Dividends paid to
 MetLife, Inc...........                           (3,600)                                (3,600)                     (3,600)
Dividend of
 subsidiaries (Note 3)..                           (2,652)                                (2,652)               2     (2,650)
Change in equity of
 noncontrolling
 interests..............                                                                      --             (176)      (176)
Net income (loss).......                            1,750                                  1,750               (8)     1,742
Other comprehensive
 income (loss), net of
 income tax.............                                              434                    434                         434
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2016...................        5      14,413       9,033           3,119                 26,570              190     26,760
Capital contributions
 from MetLife, Inc......                    6                                                  6                           6
Returns of capital......                  (20)                                               (20)                        (20)
Purchase of operating
 joint venture interest
 from an affiliate
 (Note 8)...............                 (249)                                              (249)                       (249)
Dividends paid to
 MetLife, Inc...........                           (2,523)                                (2,523)                     (2,523)
Change in equity of
 noncontrolling
 interests..............                                                                      --              (49)       (49)
Net income (loss).......                            3,525                                  3,525                2      3,527
Other comprehensive
 income (loss), net of
 income tax.............                                            2,309                  2,309                       2,309
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2017................... $      5 $    14,150  $   10,035        $  5,428               $ 29,618         $    143  $  29,761
                         ======== ===========  ==========  ==============  =====================  ===============  =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                              2017        2016        2015
                                           ----------  ----------  ----------
  Cash flows from operating activities
  Net income (loss).......................   $  3,527    $  1,742    $  2,718
  Adjustments to reconcile net income
   (loss) to net cash provided by (used
   in) operating activities:
   Depreciation and amortization expenses.        395         367         474
   Amortization of premiums and accretion
    of discounts associated with
    investments, net......................       (823)       (975)       (848)
   (Gains) losses on investments and from
    sales of businesses, net..............       (334)       (132)       (259)
   (Gains) losses on derivatives, net.....        900       1,865        (426)
   (Income) loss from equity method
    investments, net of dividends or
    distributions.........................        314         483         320
   Interest credited to policyholder
    account balances......................      2,235       2,233       2,183
   Universal life and investment-type
    product policy fees...................     (2,227)     (2,542)     (2,584)
   Change in fair value option and
    trading securities....................         17         406         278
   Change in accrued investment income....        (40)         81         113
   Change in premiums, reinsurance and
    other receivables.....................        277      (2,606)       (135)
   Change in deferred policy acquisition
    costs and value of business acquired,
    net...................................        180         108         260
   Change in income tax...................     (2,200)       (438)        238
   Change in other assets.................        309         701         763
   Change in insurance-related
    liabilities and policy-related
    balances..............................      4,029       2,741       2,648
   Change in other liabilities............       (156)      1,731        (461)
   Other, net.............................        (49)         39         (16)
                                           ----------  ----------  ----------
    Net cash provided by (used in)
     operating activities.................      6,354       5,804       5,266
                                           ----------  ----------  ----------
  Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities..............     53,984      74,985      82,744
   Equity securities......................        831         859         651
   Mortgage loans.........................      8,810      11,286      11,189
   Real estate and real estate joint
    ventures..............................        955         762       2,734
   Other limited partnership interests....        565         830       1,185
  Purchases of:
   Fixed maturity securities..............    (55,973)    (72,414)    (76,594)
   Equity securities......................       (607)       (771)       (694)
   Mortgage loans.........................    (10,680)    (16,039)    (16,268)
   Real estate and real estate joint
    ventures..............................       (885)     (1,390)       (823)
   Other limited partnership interests....       (794)       (809)       (668)
  Cash received in connection with
   freestanding derivatives...............      1,661       1,372       1,039
  Cash paid in connection with
   freestanding derivatives...............     (2,688)     (2,451)     (1,012)
  Net change in policy loans..............        (61)         85         357
  Net change in short-term investments....      1,623         694      (1,117)
  Net change in other invested assets.....       (177)       (434)       (603)
  Net change in property, equipment and
   leasehold improvements.................       (177)       (227)         23
                                           ----------  ----------  ----------
    Net cash provided by (used in)
     investing activities.................   $ (3,613)   $ (3,662)   $  2,143
                                           ----------  ----------  ----------

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                                                   2017         2016         2015
                                                                                 --------     --------     --------
Cash flows from financing activities
Policyholder account balances:
  Deposits...................................................................... $ 70,258     $ 64,962     $ 60,216
  Withdrawals...................................................................  (70,215)     (61,252)     (61,248)
Net change in payables for collateral under securities loaned and other
 transactions...................................................................     (525)        (696)      (2,230)
Long-term debt issued...........................................................      169           45          907
Long-term debt repaid...........................................................      (92)         (58)        (673)
Financing element on certain derivative instruments and other derivative
 related transactions, net......................................................     (300)        (321)         (66)
Cash paid in connection with noncontrolling interests...........................      (71)          --         (159)
Dividend of subsidiaries........................................................       --         (115)          --
Dividends paid to MetLife, Inc..................................................   (2,523)      (3,600)      (1,489)
Returns of capital..............................................................       (5)         (68)         (11)
Return of capital associated with the purchase of operating joint venture
 interest from an affiliate (Note 8)............................................     (249)          --           --
Other, net......................................................................      164           24            2
                                                                                 --------     --------     --------
  Net cash provided by (used in) financing activities...........................   (3,389)      (1,079)      (4,751)
                                                                                 --------     --------     --------
Effect of change in foreign currency exchange rates on cash and cash
 equivalents balances...........................................................        3           --           --
                                                                                 --------     --------     --------
  Change in cash and cash equivalents...........................................     (645)       1,063        2,658
Cash and cash equivalents, beginning of year....................................    5,714        4,651        1,993
                                                                                 --------     --------     --------
  Cash and cash equivalents, end of year........................................ $  5,069     $  5,714     $  4,651
                                                                                 ========     ========     ========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest........................................................................ $    105     $    114     $    123
                                                                                 ========     ========     ========
Income tax...................................................................... $  1,693     $    819     $  1,217
                                                                                 ========     ========     ========
Non-cash transactions
Capital contributions from MetLife, Inc......................................... $      6     $     10     $      4
                                                                                 ========     ========     ========
Returns of capital.............................................................. $     15     $     --     $     --
                                                                                 ========     ========     ========
Fixed maturity securities received in connection with pension risk transfer
 transactions................................................................... $     --     $    985     $    903
                                                                                 ========     ========     ========
Transfer of fixed maturity securities from affiliates........................... $    292     $    367     $     --
                                                                                 ========     ========     ========
Transfer of fixed maturity securities to affiliates............................. $     --     $  3,940     $     --
                                                                                 ========     ========     ========
Transfer of mortgage loans to affiliates........................................ $     --     $    626     $     --
                                                                                 ========     ========     ========
Deconsolidation of real estate investment vehicles (1):
  Reduction of long-term debt................................................... $     --     $     --     $    543
                                                                                 ========     ========     ========
  Reduction of real estate and real estate joint ventures....................... $     --     $    354     $    389
                                                                                 ========     ========     ========
  Increase in noncontrolling interests.......................................... $     --     $     --     $    153
                                                                                 ========     ========     ========
  Reduction of noncontrolling interests......................................... $     --     $    354     $     --
                                                                                 ========     ========     ========
Disposal of subsidiaries:
Assets disposed................................................................. $     --     $ 27,476     $     --
Liabilities disposed............................................................       --      (24,572)          --
                                                                                 --------     --------     --------
  Net assets disposed...........................................................       --        2,904           --
Cash disposed...................................................................       --         (115)          --
Dividend of interests in subsidiaries...........................................       --       (2,789)          --
                                                                                 --------     --------     --------
  Loss on dividend of interests in subsidiaries................................. $     --     $     --     $     --
                                                                                 ========     ========     ========

---------

(1) For the year ended December 31, 2015, amounts represent the impact of the consolidation of a real estate investment vehicle, offset by the subsequent deconsolidation of such real estate investment vehicle.

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Discontinued Operations

    The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. A disposal of a component is reported in discontinued operations if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

  .   investments are directed by the contractholder; and

  . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Reclassifications

    Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

  Revisions

    On December 15, 2017, MetLife, Inc. announced that it was undertaking a review of practices and procedures used to estimate its reserves related to certain Retirement and Income Solutions ("RIS") group annuitants who have been unresponsive or missing over time. As a result of this process, the Company increased reserves by $510 million, before income tax, to reinstate reserves previously released, and to reflect accrued interest and other related liabilities. Of this increase, $372 million was considered an error and, recording this amount in the fourth quarter of 2017 financial statements would have had a material effect on the results of operations for 2017. As a result of this adjustment, amounts previously reported have been immaterially restated. The impact of this revision to net income (loss) attributable to Metropolitan Life Insurance Company was a reduction of $21 million and $20 million for the years ended December 31, 2016 and 2015, respectively. In addition, the Company has corrected other unrelated immaterial errors which were previously recorded in the periods the Company identified them.

    The impact of the revisions is shown in the tables below:

                                                                         December 31, 2016
                                                                  -------------------------------
                                                                      As
                                                                  Previously              As
Consolidated Balance Sheets                                        Reported  Revisions  Revised
----------------------------------------------------------------- ---------- --------- ----------
                                                                           (In millions)
Liabilities
  Future policy benefits......................................... $  115,556 $    (37) $  115,519
  Other policy-related balances.................................. $    6,731 $    372  $    7,103
  Deferred income tax liability.................................. $    2,503 $   (118) $    2,385
  Total liabilities.............................................. $  405,584 $    217  $  405,801
Equity
  Retained earnings.............................................. $    9,250 $   (217) $    9,033
  Total Metropolitan Life Insurance Company stockholder's equity. $   26,787 $   (217) $   26,570
  Total equity................................................... $   26,977 $   (217) $   26,760

                                                                   For the Years Ended December 31,
                                                     -------------------------------------------------------------
                                                                 2016                           2015
                                                     ----------------------------- -------------------------------
                                                         As                            As
                                                     Previously             As     Previously              As
Consolidated Statements of Operations                 Reported  Revisions Revised   Reported  Revisions  Revised
---------------------------------------------------- ---------- --------- -------- ---------- --------- ----------
                                                                 (In millions, except per share data)
Revenues
  Net investment income............................. $  11,083   $    --  $ 11,083 $  11,577  $    (38) $   11,539
  Total revenues.................................... $  36,490   $    --  $ 36,490 $  38,771  $    (38) $   38,733
Expenses
  Policyholder benefits and claims.................. $  25,291   $    22  $ 25,313 $  24,527  $     20  $   24,547
  Total expenses.................................... $  34,527   $    22  $ 34,549 $  34,232  $     20  $   34,252
Income (loss) before provision for income tax....... $   1,963   $   (22) $  1,941 $   4,539  $    (58) $    4,481
Provision for income tax expense (benefit).......... $     207   $    (8) $    199 $   1,782  $    (19) $    1,763
Net income (loss)................................... $   1,756   $   (14) $  1,742 $   2,757  $    (39) $    2,718
Net income (loss) attributable to Metropolitan Life
 Insurance Company.................................. $   1,764   $   (14) $  1,750 $   2,757  $    (39) $    2,718

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


                                                                       For the Years Ended December 31,
                                                        ---------------------------------------------------------------
                                                                     2016                            2015
                                                        ------------------------------ --------------------------------
                                                            As                             As
                                                        Previously              As     Previously               As
Consolidated Statements of Comprehensive Income (Loss)   Reported  Revisions  Revised   Reported  Revisions   Revised
------------------------------------------------------  ---------- ---------  -------- ---------- ---------  ----------
                                                                                 (In millions)
    Net income (loss).................................. $    1,756 $     (14) $  1,742 $    2,757 $     (39) $    2,718
    Comprehensive income (loss)........................ $    2,190 $     (14) $  2,176 $      408 $     (39) $      369
     Comprehensive income (loss) attributable to
       Metropolitan Life Insurance Company............. $    2,198 $     (14) $  2,184 $      408 $     (39) $      369

                                                                    As
                                                                Previously              As
Consolidated Statements of Equity                                Reported  Revisions  Revised
--------------------------------------------------------------- ---------- --------- ---------
                                                                        (In millions)
Retained Earnings
  Balance at December 31, 2014................................. $  12,470  $   (164) $  12,306
  Net income (loss)............................................ $   2,757  $    (39) $   2,718
  Balance at December 31, 2015................................. $  13,738  $   (203) $  13,535
  Net income (loss)............................................ $   1,764  $    (14) $   1,750
  Balance at December 31, 2016................................. $   9,250  $   (217) $   9,033
Total Metropolitan Life Insurance Company Stockholder's Equity
  Balance at December 31, 2014................................. $  31,957  $   (164) $  31,793
  Balance at December 31, 2015................................. $  30,872  $   (203) $  30,669
  Balance at December 31, 2016................................. $  26,787  $   (217) $  26,570
Total Equity
  Balance at December 31, 2014................................. $  32,349  $   (164) $  32,185
  Balance at December 31, 2015................................. $  31,244  $   (203) $  31,041
  Balance at December 31, 2016................................. $  26,977  $   (217) $  26,760

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


                                                                             For the Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                            2016                           2015
                                                               -----------------------------  -----------------------------
                                                                   As                             As
                                                               Previously              As     Previously              As
Consolidated Statements of Cash Flows                           Reported  Revisions  Revised   Reported  Revisions  Revised
-------------------------------------------------------------  ---------- --------- --------  ---------- --------- --------
                                                                                       (In millions)
Cash flows from operating activities
  Net income (loss)...........................................  $  1,756    $ (14)  $  1,742   $  2,757    $ (39)  $  2,718
  Change in income tax........................................  $   (430)   $  (8)  $   (438)  $    257    $ (19)  $    238
  Change in insurance-related liabilities and policy-related
   balances...................................................  $  2,719    $  22   $  2,741   $  2,628    $  20   $  2,648
  Change in other liabilities.................................  $  1,731    $  --   $  1,731   $   (499)   $  38   $   (461)

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------
Accounting Policy                                                                       Note
--------------------------------------------------------------------------------------------
Insurance                                                                               4
--------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     5
--------------------------------------------------------------------------------------------
Reinsurance                                                                             6
--------------------------------------------------------------------------------------------
Investments                                                                             8
--------------------------------------------------------------------------------------------
Derivatives                                                                             9
--------------------------------------------------------------------------------------------
Fair Value                                                                             10
--------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                 14
--------------------------------------------------------------------------------------------
Income Tax                                                                             15
--------------------------------------------------------------------------------------------
Litigation Contingencies                                                               16
--------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

     The Company issues directly and assumes through reinsurance certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
   (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

     Guarantees accounted for as embedded derivatives in policyholder account balances include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlements, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

     See Note 4 for additional information on obligations assumed under structured settlement assignments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums.
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins.
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits.
 . Fixed and variable deferred annuity
   contracts

    See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

     Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity and Equity Securities

     The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 8 "Fixed Maturity and Equity Securities AFS -- Methodology for Amortization of Premium and Accretion of Discount on Structured Securities." The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates. Dividends on equity securities are recognized when declared.

     The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "Fixed Maturity and Equity Securities AFS -- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
   (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

     With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

   Mortgage Loans

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

     Also included in mortgage loans are residential mortgage loans for which the fair value option ("FVO") was elected and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

     Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments when such distributions become payable or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

     The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

   Short-term Investments

     Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

     Other invested assets consist principally of the following:

  . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

  . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method. See
      Note 15.

  . Loans to affiliates which are stated at unpaid principal balance and adjusted for any unamortized premium or discount.

  . Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 4.

  . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. Leveraged leases derive investment returns in part from their income tax treatment. The Company regularly reviews residual values for impairment.

  . Direct financing leases gross investment is equal to the minimum lease payments plus the unguaranteed residual value. Income is recorded by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.

  . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

  . Investment in an operating joint venture that engages in insurance underwriting activities accounted for under the equity method.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Securities Lending Program

     Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

   Repurchase Agreements

     The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends fixed maturity securities and receives cash as collateral in an amount generally equal to 95% to 100% of the estimated fair value of the securities loaned at the inception of the transaction. The associated liability is recorded at the amount of cash received. The Company monitors the estimated fair value of the collateral and the securities loaned throughout the duration of the transaction and additional collateral is obtained as necessary. Securities loaned under such transactions may be sold or re-pledged by the transferee.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:  Derivative:
-----------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       Economic hedges of variable annuity guarantees included in future policy benefits
-----------------------------------------------------------------------------------------------------------
Net investment income                  Economic hedges of equity method investments in joint ventures
                                       All derivatives held in relation to trading portfolios

   Hedge Accounting

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

     The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

  . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

  . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

  . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

     Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Employee Benefit Plans

    The Company sponsors and administers various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

    The Company recognizes the funded status of each of its defined benefit pension and postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

    Actuarial gains and losses result from differences between the actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management's estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

    The Company also sponsors defined contribution plans for substantially all employees under which a portion of employee contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized on the balance sheets.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  . the length of time that carryforward can be utilized in the various taxing jurisdictions;

  . future taxable income exclusive of reversing temporary differences and carryforwards;

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    On December 22, 2017, President Trump signed into law H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform"). See
  Note 15 for additional information on U.S. Tax Reform and related Staff Accounting Bulletin ("SAB") 118 provisional amounts.

  Litigation Contingencies

    The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     Stock-based compensation recognized on the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     MetLife, Inc. grants certain employees stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2013 and after which are re-measured quarterly, the cost of all stock-based transactions is measured at fair value at the grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon the attainment of the applicable criteria for post-employment award continuation, the requisite service period subsequent to attaining such criteria is considered non-substantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of such criteria. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

   Cash and Cash Equivalents

     The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.2 billion and $1.3 billion at December 31, 2017 and 2016, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $614 million and $673 million at December 31, 2017 and 2016, respectively. Related depreciation and amortization expense was $124 million, $139 million and $159 million for the years ended December 31, 2017, 2016 and 2015, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.7 billion and $1.5 billion at December 31, 2017 and 2016, respectively. Accumulated amortization of capitalized software was $1.3 billion and $1.1 billion at December 31, 2017 and 2016, respectively. Related amortization expense was $164 million, $132 million and $150 million for the years ended December 31, 2017, 2016 and 2015, respectively.

   Other Revenues

     Other revenues primarily include, in addition to items described elsewhere herein, prepaid legal plan fees, administrative service fees, and fees related to certain stable value products. Such fees are recognized in the period in which services are performed.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.

   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Goodwill

     Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     The Company tests goodwill for impairment by either performing a qualitative assessment or a two-step quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a two-step quantitative impairment test. In performing the two-step quantitative impairment test, the Company may determine the fair values of its reporting units by applying a market multiple, discounted cash flow, and/or an actuarial based valuation approach.

     For the 2017 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $70 million in the U.S segment and $31 million in the MetLife Holdings segment, at both
   December 31, 2017 and 2016.

Adoption of New Accounting Pronouncements

  Effective January 1, 2017, the Company early adopted guidance relating to business combinations. The new guidance clarifies the definition of a business and requires that an entity apply certain criteria in order to determine when a set of assets and activities qualifies as a business. The adoption of this standard will result in fewer acquisitions qualifying as businesses and, accordingly, acquisition costs for those acquisitions that do not qualify as businesses will be capitalized rather than expensed. The adoption did not have a material impact on the Company's consolidated financial statements.

  Effective January 1, 2017, the Company retrospectively adopted guidance relating to consolidation. The new guidance does not change the characteristics of a primary beneficiary under current GAAP. It changes how a reporting entity evaluates whether it is the primary beneficiary of a VIE by changing how a reporting entity that is a single decisionmaker of a VIE handles indirect interests in the entity held through related parties that are under common control with the reporting entity. The adoption did not have a material impact on the Company's consolidated financial statements.

  Effective January 1, 2016, the Company retrospectively adopted guidance relating to short-duration contracts. The new guidance requires insurance entities to provide users of financial statements with more transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on: (i) reconciling from the claim development table to the balance sheet liability, (ii) methodologies and judgments in estimating claims, and (iii) the timing and frequency of claims. The adoption did not have an impact on the Company's consolidated financial statements other than expanded disclosures in Note 4.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  Effective January 1, 2016, the Company retrospectively adopted new guidance relating to the consolidation of certain entities. The objective of the new standard is to improve targeted areas of the consolidation guidance and to reduce the number of consolidation models. The new consolidation standard provides guidance on how a reporting entity (i) evaluates whether the entity should consolidate limited partnerships and similar entities, (ii) assesses whether the fees paid to a decisionmaker or service provider are variable interests in a VIE, and (iii) assesses the variable interests in a VIE held by related parties of the reporting entity. The new guidance also eliminates the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. The adoption of the new guidance did not impact which entities are consolidated by the Company. The consolidated VIE assets and liabilities and unconsolidated VIE carrying amounts and maximum exposure to loss as of December 31, 2016, disclosed in Note 8, reflect the application of the new guidance.

Other

  Effective January 3, 2017, the Chicago Mercantile Exchange ("CME") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments impacted the accounting treatment of the Company's centrally cleared derivatives for which the CME serves as the central clearing party. As of the effective date, the application of the amended rulebook reduced gross derivative assets by $751 million, gross derivative liabilities by $603 million, accrued investment income by $55 million, accrued investment expense recorded within other liabilities by $10 million, collateral receivables recorded within premiums, reinsurance and other receivables of $226 million, and collateral payables recorded within payables for collateral under securities loaned and other transactions of $419 million.

Future Adoption of New Accounting Pronouncements

  In February 2018, the Financial Accounting Standards Board ("FASB") issued new guidance on reporting comprehensive income (Accounting Standards Update ("ASU") 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220):
Reclassification of Certain Tax Effects from AOCI). The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate or law in U.S. Tax Reform is recognized. Early adoption is permitted. Current GAAP guidance requires that the effect of a change in tax laws or rates on deferred tax liabilities or assets to be included in income from continuing operations in the reporting period that includes the enactment date, even if the related income tax effects were originally charged or credited directly to AOCI. The new guidance allows a reclassification of AOCI to retained earnings for stranded tax effects resulting from U.S. Tax Reform. Also, the new guidance requires certain disclosures about stranded tax effects. The Company will early adopt the new guidance in the first quarter of 2018. The Company expects the impact of the new guidance at adoption will be a decrease to retained earnings as of January 1, 2018 of approximately $1.0 billion with a corresponding increase to AOCI.

  In August 2017, the FASB issued new guidance on hedging activities
(ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities). The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings. Early adoption is permitted. The new guidance simplifies the application of hedge accounting in certain situations and amends the hedge accounting model to enable entities to better portray the economics of their risk management activities in the financial statements. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

  In March 2017, the FASB issued new guidance on purchased callable debt securities (ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt
Securities). The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings. Early adoption is permitted. The ASU shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. However, the new guidance does not require an accounting change for securities held at a discount whose discount continues to be amortized to maturity. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  In March 2017, the FASB issued new guidance on the presentation of net periodic pension cost and net periodic postretirement benefit cost
(ASU 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost). The new guidance is effective for annual periods beginning after December 15, 2017 and interim periods within those annual periods. The guidance requires that an employer that offers to its employees defined benefit pension or other postretirement benefit plans report the service cost component in the same line item or items as other compensation costs. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations, if one is presented. If a separate line item is not used, the line item used in the income statement to present the other components of net benefit cost must be disclosed. In addition, the guidance allows only the service cost component to be eligible for capitalization when applicable. The guidance should be applied retrospectively for the presentation of the service cost component in the income statement with a practical expedient for the estimation basis for applying the retrospective presentation requirements, and prospectively for the capitalization of the service component. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

  In February 2017, the FASB issued new guidance on derecognition of nonfinancial assets (ASU 2017-05, Other Income-Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. Early adoption is permitted for interim or annual reporting periods beginning after December 15, 2016. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment to retained earnings at the date of adoption. The new guidance clarifies the scope and accounting of a financial asset that meets the definition of an "in-substance nonfinancial asset" and defines the term "in-substance nonfinancial asset." The ASU also adds guidance for partial sales of nonfinancial assets. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

  In January 2017, the FASB issued new guidance on goodwill impairment
(ASU 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment). The new guidance is effective for fiscal years beginning after December 15, 2019 and interim periods within those fiscal years, and should be applied on a prospective basis. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The new guidance simplifies the current two-step goodwill impairment test by eliminating Step 2 of the test. The new guidance requires a one-step impairment test in which an entity compares the fair value of a reporting unit with its carrying amount and recognizes an impairment charge for the amount by which the carrying amount exceeds the reporting unit's fair value, if any. The Company expects the adoption of the new guidance will reduce the complexity involved with the evaluation of goodwill for impairment. The impact of this guidance will depend on the outcomes of future goodwill impairment tests.

  In November 2016, the FASB issued new guidance on restricted cash
(ASU 2016-18, Statement of Cash Flows (Topic 230): A consensus of the FASB Emerging Issues Task Force). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

  In October 2016, the FASB issued new guidance on tax accounting for intra-entity transfers of assets (ASU 2016-16, Income Taxes (Topic 740):
Intra-Entity Transfers of Assets Other Than Inventory). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a modified retrospective basis. The Company will apply the guidance as of January 1, 2018. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The new guidance requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Based on the Company's assessment of the intra-entity asset transfers and related deferred income taxes that are in scope, the Company expects the adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  In August 2016, the FASB issued new guidance on cash flow statement presentation (ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied retrospectively to all periods presented. Early adoption is permitted in any interim or annual period. The new guidance addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

  In June 2016, the FASB issued new guidance on measurement of credit losses on financial instruments (ASU 2016-13, Financial Instruments - Credit Losses
(Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance requires that an OTTI on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

  In February 2016, the FASB issued new guidance on leasing transactions
(ASU 2016-02, Leases - Topic 842). The new guidance is effective for the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, and requires a modified retrospective transition approach. Early adoption is permitted. The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months. Leases would be classified as finance or operating leases and both types of leases will be recognized on the balance sheet. Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes. The new guidance will also require new qualitative and quantitative disclosures. The Company's implementation efforts are primarily focused on the review of its existing lease contracts, identification of other contracts that may fall under the scope of the new guidance, and performing a gap analysis on the current state of lease-related activities compared with the future state of lease-related activities. The Company is currently evaluating the overall impact of the new guidance on its consolidated financial statements.

  In January 2016, the FASB issued new guidance (ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities, as amended by ASU 2018-03, Financial Instruments-Overall: Technical Corrections and Improvements, issued in February
2018) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the FVO that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments. Additionally, there will no longer be a requirement to assess equity securities for impairment since such securities will be measured at fair value through net income. The Company has assessed the population of financial instruments that are subject to the new guidance and has determined that the most significant impact will be the requirement to report changes in fair value in net income each reporting period for all equity securities currently classified as AFS and to a lesser extent, other limited partnership interests and real estate joint ventures that are currently accounted for under the cost method. The Company will utilize a modified retrospective approach to adopt the new guidance effective January 1, 2018. The expected impact related to the change in accounting for equity securities AFS will be $63 million of net unrealized investment gains, net of income tax, which will be reclassified from AOCI to retained earnings. The estimated financial statement impact related to cost method other limited partnership interests and real estate joint ventures was not material.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers - Topic 606), effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The Company will apply the guidance retrospectively with a cumulative-effect adjustment as of January 1, 2018. The new guidance supersedes nearly all existing revenue recognition guidance under U.S. GAAP. However, it does not impact the accounting for insurance and investment contracts within the scope of Accounting Standards Codification (ASC) Topic 944, Financial Services - Insurance, leases, financial instruments and certain guarantees. For those contracts that are impacted, the new guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company identified revenue streams within the scope of the guidance that are all included within other revenues in the consolidated statements of operations and evaluated the related contracts, primarily consisting of prepaid legal plans and administrative-only contracts within the U.S. segment, and distribution and administrative services fees within the MetLife Holdings segment. As other revenues represents approximately 4% of consolidated total revenues for the year ended December 31, 2017, the modified retrospective adoption as of January 1, 2018, did not have a material impact on the Company's consolidated financial position and the Company has not identified any material prospective changes in the recognition and measurement of other revenue. The Company expects to expand its qualitative disclosures within the notes to the consolidated financial statements.

Other

  Effective January 16, 2018, the London Clearing House ("LCH") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments will impact the accounting treatment of the Company's centrally cleared derivatives, for which the LCH serves as the central clearing party. The application of the amended rulebook is expected to reduce the gross derivative assets and liabilities, as well as the related collateral, recorded on the consolidated balance sheet for trades cleared through the LCH. The Company is currently evaluating the impact of these amendments on its consolidated financial statements.

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in Corporate & Other.

  On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") through a distribution of 96,776,670 shares of the 119,773,106 shares of Brighthouse Financial, Inc. common stock outstanding, representing 80.8% of those shares, to MetLife, Inc. common shareholders (the "Separation"). MetLife, Inc. retained the remaining ownership interest of 22,996,436 shares, or 19.2%, of Brighthouse Financial, Inc. common stock outstanding.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S. segment is organized into two businesses: Group Benefits and Retirement and Income Solutions.

 . The Group Benefits business offers insurance products and services which include life, dental, group short- and long-term disability, individual disability, accidental death and dismemberment, vision and accident & health coverages, as well as prepaid legal plans. This business also sells administrative services-only arrangements to some employers.

 . The Retirement and Income Solutions business offers a broad range of annuity and investment products, including capital market investment products, institutional income annuities, stable value and pension risk transfer products. This business also includes products to fund tort settlements, as well as postretirement benefits and company-, bank- or trust-owned life insurance.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses no longer actively marketed by the Company, such as variable, universal, term and whole life insurance, variable, fixed and index-linked annuities and long-term care insurance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


Corporate & Other

  Corporate & Other contains the excess capital, as well as certain charges and activities, not allocated to the segments, including enterprise-wide strategic initiative restructuring charges and various start-up businesses (including the direct to consumer portion of the U.S. Direct business). Corporate & Other also includes the Company's ancillary international operations and interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. For the years ended December 31, 2016 and 2015, Corporate & Other includes business of the Company that was transferred to Brighthouse. In addition, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company's GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business. Adjusted earnings allows analysis of the Company's performance and facilitates comparisons to industry results.

  Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.

  The financial measures of adjusted revenues and adjusted expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

 . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

 . Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method and (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

  The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs") and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

 . Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs and (iii) Market Value Adjustments;

 . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2017, 2016 and 2015 and at December 31, 2017 and 2016. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's business.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, net income (loss) or adjusted earnings.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                                 MetLife    Corporate                               Total
Year Ended December 31, 2017                           U.S.      Holdings    & Other      Total     Adjustments  Consolidated
--------------------------------------------------- ----------  ----------  ---------  -----------  -----------  ------------
                                                                                  (In millions)
Revenues
Premiums........................................... $   19,496  $    3,420  $       9  $    22,925   $       --   $    22,925
Universal life and investment-type product policy
 fees..............................................      1,004       1,126         --        2,130           97         2,227
Net investment income..............................      6,206       4,920       (243)      10,883         (370)       10,513
Other revenues.....................................        781         200        589        1,570           --         1,570
Net investment gains (losses)......................         --          --         --           --          334           334
Net derivative gains (losses)......................         --          --         --           --         (344)         (344)
                                                    ----------  ----------  ---------  -----------  -----------  ------------
  Total revenues...................................     27,487       9,666        355       37,508         (283)       37,225
                                                    ----------  ----------  ---------  -----------  -----------  ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends.........................................     20,558       6,006          4       26,568          321        26,889
Interest credited to policyholder account balances.      1,459         779         --        2,238           (3)        2,235
Capitalization of DAC..............................        (48)        (13)        --          (61)          --           (61)
Amortization of DAC and VOBA.......................         56         303         --          359         (118)          241
Interest expense on debt...........................         11           8         87          106           --           106
Other expenses.....................................      2,717       1,201        930        4,848            1         4,849
                                                    ----------  ----------  ---------  -----------  -----------  ------------
  Total expenses...................................     24,753       8,284      1,021       34,058          201        34,259
                                                    ----------  ----------  ---------  -----------  -----------  ------------
Provision for income tax expense (benefit).........        954         427       (368)       1,013       (1,574)         (561)
                                                    ----------  ----------  ---------  -----------               ------------
  Adjusted earnings................................ $    1,780  $      955  $    (298)       2,437
                                                    ==========  ==========  =========
Adjustments to:
Total revenues.....................................                                           (283)
Total expenses.....................................                                           (201)
Provision for income tax (expense) benefit.........                                          1,574
                                                                                       -----------
  Net income (loss)..........................................                          $     3,527                $     3,527
                                                                                       ===========               ============

                                                     MetLife   Corporate
 At December 31, 2017                       U.S.     Holdings   & Other    Total
---------------------------------------  ---------- ---------- --------- ----------
                                                       (In millions)
 Total assets........................... $  245,750 $  163,397 $  25,148 $  434,295
 Separate account assets................ $   80,240 $   50,585 $      -- $  130,825
 Separate account liabilities........... $   80,240 $   50,585 $      -- $  130,825

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                                   MetLife     Corporate                               Total
Year Ended December 31, 2016                            U.S.       Holdings     & Other      Total     Adjustments  Consolidated
--------------------------------------------------- -----------  -----------  ----------  -----------  -----------  ------------
                                                                                   (In millions)
Revenues
Premiums........................................... $    17,921  $     4,411  $       61  $    22,393  $        --  $    22,393
Universal life and investment-type product policy
 fees..............................................         988        1,236         216        2,440          102        2,542
Net investment income..............................       6,075        5,606         (67)      11,614         (531)      11,083
Other revenues.....................................         750          110         618        1,478           --        1,478
Net investment gains (losses)......................          --           --          --           --          132          132
Net derivative gains (losses)......................          --           --          --           --       (1,138)      (1,138)
                                                    -----------  -----------  ----------  -----------  -----------  -----------
  Total revenues...................................      25,734       11,363         828       37,925       (1,435)      36,490
                                                    -----------  -----------  ----------  -----------  -----------  -----------
Expenses
Policyholder benefits and claims and
 policyholder dividends............................      18,968        7,244         130       26,342          171       26,513
Interest credited to policyholder account balances.       1,297          907          32        2,236           (3)       2,233
Capitalization of DAC..............................         (60)        (267)         (5)        (332)          --         (332)
Amortization of DAC and VOBA.......................          56          675          56          787         (346)         441
Interest expense on debt...........................          10            7          95          112           --          112
Other expenses.....................................       2,770        1,850         825        5,445          137        5,582
                                                    -----------  -----------  ----------  -----------  -----------  -----------
  Total expenses...................................      23,041       10,416       1,133       34,590          (41)      34,549
                                                    -----------  -----------  ----------  -----------  -----------  -----------
Provision for income tax expense (benefit).........         963          274        (551)         686         (487)         199
                                                    -----------  -----------  ----------  -----------               -----------
  Adjusted earnings................................ $     1,730  $       673  $      246        2,649
                                                    ===========  ===========  ==========
Adjustments to:
Total revenues.....................................                                            (1,435)
Total expenses.....................................                                                41
Provision for income tax (expense) benefit.........                                               487
                                                                                          -----------
  Net income (loss)....................................................................   $     1,742               $     1,742
                                                                                          ===========               ===========

                                             MetLife     Corporate
At December 31, 2016              U.S.       Holdings     & Other      Total
----------------------------- ------------ ------------ ----------- ------------
                                                (In millions)
Total assets................. $    247,555 $    163,024 $    21,982 $    432,561
Separate account assets...... $     85,854 $     47,982 $        -- $    133,836
Separate account liabilities. $     85,854 $     47,982 $        -- $    133,836

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


                                                                   MetLife     Corporate                              Total
Year Ended December 31, 2015                            U.S.       Holdings     & Other      Total     Adjustments Consolidated
--------------------------------------------------- -----------  -----------  ----------  -----------  ----------- ------------
                                                                                   (In millions)
Revenues
Premiums........................................... $    17,340  $     4,527  $       67  $    21,934  $       --  $    21,934
Universal life and investment-type product policy
 fees..............................................         941        1,294         249        2,484         100        2,584
Net investment income..............................       6,011        5,890          94       11,995        (456)      11,539
Other revenues.....................................         729          135         672        1,536          --        1,536
Net investment gains (losses)......................          --           --          --           --         259          259
Net derivative gains (losses)......................          --           --          --           --         881          881
                                                    -----------  -----------  ----------  -----------  ----------  -----------
  Total revenues...................................      25,021       11,846       1,082       37,949         784       38,733
                                                    -----------  -----------  ----------  -----------  ----------  -----------
Expenses
Policyholder benefits and claims and policyholder
 dividends.........................................      18,415        7,207         125       25,747          64       25,811
Interest credited to policyholder account balances.       1,212          933          34        2,179           4        2,183
Capitalization of DAC..............................         (71)        (409)         (2)        (482)         --         (482)
Amortization of DAC and VOBA.......................          59          527          44          630         112          742
Interest expense on debt...........................           5            4         113          122          --          122
Other expenses.....................................       2,724        1,825       1,324        5,873           3        5,876
                                                    -----------  -----------  ----------  -----------  ----------  -----------
  Total expenses...................................      22,344       10,087       1,638       34,069         183       34,252
                                                    -----------  -----------  ----------  -----------  ----------  -----------
Provision for income tax expense (benefit).........         961          556          37        1,554         209        1,763
                                                    -----------  -----------  ----------  -----------              -----------
  Adjusted earnings................................ $     1,716  $     1,203  $     (593)       2,326
                                                    ===========  ===========  ==========
Adjustments to:
Total revenues.....................................                                               784
Total expenses.....................................                                              (183)
Provision for income tax (expense) benefit.........                                              (209)
                                                                                          -----------
  Net income (loss)................................                                       $     2,718              $     2,718
                                                                                          ===========              ===========

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                   Years Ended December 31,
                                                   -----------------------
                                                    2017     2016    2015
                                                   -------  ------- -------
                                                        (In millions)
     Life insurance............................... $13,139  $13,907 $13,811
     Accident & health insurance..................   7,933    7,889   7,475
     Annuities....................................   5,390    4,379   4,548
     Non-insurance................................     260      238     220
                                                   -------  ------- -------
      Total....................................... $26,722  $26,413 $26,054
                                                   =======  ======= =======

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. customer were $2.8 billion, $2.8 billion and $2.7 billion for the years ended December 31, 2017, 2016 and 2015, respectively, which represented 11%, 10% and 10%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2017, 2016 and 2015.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


3. Disposition

  In December 2016, the Company distributed to MetLife, Inc. as a non-cash extraordinary dividend all of the issued and outstanding shares of common stock of its wholly-owned subsidiaries, New England Life Insurance Company ("NELICO") and General American Life Insurance Company ("GALIC"). The net book value of NELICO and GALIC at the time of the dividend was $2.9 billion, which was recorded as a dividend of retained earnings of $2.7 billion and a decrease to other comprehensive income of $254 million, net of income tax. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NELICO and GALIC.

4. Insurance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                         -----------------
                                           2017     2016
                                         -------- --------
                                           (In millions)
                      U.S............... $131,224 $124,877
                      MetLife Holdings..   89,012   89,874
                      Corporate & Other.      294      337
                                         -------- --------
                       Total............ $220,530 $215,088
                                         ======== ========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

-------------------------------------------------------------------------------
Product Type:                Measurement Assumptions:
-------------------------------------------------------------------------------
Participating life           Aggregate of (i) net level premium reserves for
                               death and endowment policy benefits (calculated
                               based upon the non-forfeiture interest rate,
                               ranging from 3% to 7%, and mortality rates
                               guaranteed in calculating the cash surrender
                               values described in such contracts); and
                               (ii) the liability for terminal dividends.
-------------------------------------------------------------------------------
Nonparticipating life        Aggregate of the present value of future expected
                               benefit payments and related expenses less the
                               present value of future expected net premiums.
                               Assumptions as to mortality and persistency are
                               based upon the Company's experience when the
                               basis of the liability is established. Interest
                               rate assumptions for the aggregate future
                               policy benefit liabilities range from 2% to 11%.
-------------------------------------------------------------------------------
Individual and group         Present value of future expected payments.
traditional fixed annuities    Interest rate assumptions used in establishing
after annuitization            such liabilities range from 1% to 11%.
-------------------------------------------------------------------------------
Non-medical health           The net level premium method and assumptions as
insurance                      to future morbidity, withdrawals and interest,
                               which provide a margin for adverse deviation.
                               Interest rate assumptions used in establishing
                               such liabilities range from 4% to 7%.
-------------------------------------------------------------------------------
Disabled lives               Present value of benefits method and experience
                               assumptions as to claim terminations, expenses
                               and interest. Interest rate assumptions used in
                               establishing such liabilities range from 2% to
                               8%.
-------------------------------------------------------------------------------

  Participating business represented 4% of the Company's life insurance in-force at both December 31, 2017 and 2016. Participating policies represented 21%, 26% and 27% of gross traditional life insurance premiums for the years ended December 31, 2017, 2016 and 2015, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 13%, less expenses, mortality charges and withdrawals.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


Guarantees

   The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life-contingent portion of GMWBs and the portion of certain GMIBs that do not require annuitization are accounted for as embedded derivatives in policyholder account balances and are further discussed in
Note 9. Guarantees accounted for as insurance liabilities include:

 ------------------------------------------------------------------------------
 Guarantee:                                   Measurement Assumptions:
 ------------------------------------------------------------------------------
 GMDBs  . A return of purchase payment      . Present value of expected death
           upon death even if the account      benefits in excess of the
           value is reduced to zero.           projected account balance
                                               recognizing the excess ratably
                                               over the accumulation period
                                               based on the present value of
                                               total expected assessments.

        . An enhanced death benefit may be  . Assumptions are consistent with
           available for an additional fee.    those used for amortizing DAC,
                                               and are thus subject to the
                                               same variability and risk.

                                            .  Investment performance and
                                               volatility assumptions are
                                               consistent with the historical
                                               experience of the appropriate
                                               underlying equity index, such
                                               as the S&P 500 Index.

                                            . Benefit assumptions are based on
                                               the average benefits payable
                                               over a range of scenarios.
 ------------------------------------------------------------------------------
 GMIBs  . After a specified period of time  . Present value of expected income
           determined at the time of           benefits in excess of the
           issuance of the variable            projected account balance at
           annuity contract, a minimum         any future date of
           accumulation of purchase            annuitization and recognizing
           payments, even if the account       the excess ratably over the
           value is reduced to zero, that      accumulation period based on
           can be annuitized to receive a      present value of total expected
           monthly income stream that is       assessments.
           not less than a specified
           amount.

        .  Certain contracts also provide   . Assumptions are consistent with
           for a guaranteed lump sum           those used for estimating GMDB
           return of purchase premium in       liabilities.
           lieu of the annuitization
           benefit.

                                            . Calculation incorporates an
                                               assumption for the percentage
                                               of the potential annuitizations
                                               that may be elected by the
                                               contractholder.
 ------------------------------------------------------------------------------
 GMWBs. . A return of purchase payment via  . Expected value of the life
           partial withdrawals, even if        contingent payments and
           the account value is reduced to     expected assessments using
           zero, provided that cumulative      assumptions consistent with
           withdrawals in a contract year      those used for estimating the
           do not exceed a certain limit.      GMDB liabilities.

        .  Certain contracts include
           guaranteed withdrawals that are
           life contingent.
 ------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                Universal and Variable
                              Annuity Contracts     Life Contracts
                              ----------------  ----------------------
                                                Secondary    Paid-Up
                              GMDBs    GMIBs    Guarantees  Guarantees  Total
                              -----    -----    ----------  ---------- ------
                                             (In millions)
Direct:
Balance at January 1, 2015... $ 196    $ 458          $541        $ 82 $1,277
Incurred guaranteed benefits.    37       80            86           9    212
Paid guaranteed benefits.....    (1)      --            --          --     (1)
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2015.   232      538           627          91  1,488
Incurred guaranteed benefits.    55       63            92          11    221
Paid guaranteed benefits.....    (1)      --            --          --     (1)
Dispositions (1).............   (18)    (134)          (99)         --   (251)
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2016.   268      467           620         102  1,457
Incurred guaranteed benefits.    58      112           105           7    282
Paid guaranteed benefits.....    --       --            --          --     --
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2017. $ 326    $ 579          $725        $109 $1,739
                              =====    =====    ==========  ========== ======
Ceded:
Balance at January 1, 2015... $  37    $  24          $305        $ 57 $  423
Incurred guaranteed benefits.    14        2            49           6     71
Paid guaranteed benefits.....    (1)      --            --          --     (1)
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2015.    50       26           354          63    493
Incurred guaranteed benefits.    13      (8)           (8)           8      5
Paid guaranteed benefits.....    (1)      --            --          --     (1)
Dispositions (1).............   (18)     (39)          (97)         --   (154)
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2016.    44      (21)          249          71    343
Incurred guaranteed benefits.  (44)       21            23           5      5
Paid guaranteed benefits.....    --       --            --          --     --
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2017. $  --    $  --          $272        $ 76 $  348
                              =====    =====    ==========  ========== ======
Net:
Balance at January 1, 2015... $ 159    $ 434          $236        $ 25 $  854
Incurred guaranteed benefits.    23       78            37           3    141
Paid guaranteed benefits.....    --       --            --          --     --
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2015.   182      512           273          28    995
Incurred guaranteed benefits.    42       71           100           3    216
Paid guaranteed benefits.....    --       --            --          --     --
Dispositions (1).............    --     (95)           (2)          --   (97)
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2016.   224      488           371          31  1,114
Incurred guaranteed benefits.   102       91            82           2    277
Paid guaranteed benefits.....    --       --            --          --     --
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2017. $ 326    $ 579          $453        $ 33 $1,391
                              =====    =====    ==========  ========== ======

--------
(1) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


    Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                       December 31,
                                            ---------------------------------------------------------------
                                                          2017                              2016
                                            -----------------------------     -----------------------------
                                                In the             At             In the             At
                                            Event of Death    Annuitization   Event of Death    Annuitization
                                            --------------   -------------    --------------   -------------
                                                                   (Dollars in millions)
Annuity Contracts (1):
Variable Annuity Guarantees:
  Total account value (2)..................  $    56,136      $    25,257      $    54,629      $    24,310
  Separate account value...................  $    45,431      $    24,336      $    43,359      $    23,330
  Net amount at risk.......................  $       990 (3)  $       353 (4)  $     1,386 (3)  $       328 (4)
Average attained age of contractholders....     66 years         65 years         65 years         64 years
Other Annuity Guarantees:
  Total account value (2)..................          N/A      $       141              N/A      $       141
  Net amount at risk.......................          N/A      $        92 (5)          N/A      $        92 (5)
Average attained age of contractholders....          N/A         52 years              N/A         52 years

                                                                       December 31,
                                            ---------------------------------------------------------------
                                                          2017                              2016
                                            -----------------------------     -----------------------------
                                              Secondary          Paid-Up        Secondary          Paid-Up
                                               Guarantees       Guarantees       Guarantees      Guarantees
                                            --------------   -------------    --------------   -------------
                                                                   (Dollars in millions)
Universal and Variable Life Contracts (1):
  Total account value (2)..................  $     4,679      $       977      $     4,306      $     1,014
  Net amount at risk (6)...................  $    46,704      $     6,713      $    49,161      $     7,164
Average attained age of policyholders......     54 years         62 years         53 years         62 years

--------

(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2017    2016
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                        Equity.......... $21,464 $19,929
                        Balanced........  19,443  18,833
                        Bond............   3,798   3,882
                        Money Market....      57      64
                                         ------- -------
                         Total.......... $44,762 $42,708
                                         ======= =======

Obligations Assumed Under Structured Settlement Assignments

  The Company assumes structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The Company receives a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchases annuities from Brighthouse to fund these periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

  See Note 8 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2017, 2016 and 2015, the Company issued $42.7 billion, $39.7 billion and $35.1 billion, respectively, and repaid $41.4 billion, $38.5 billion and $35.5 billion, respectively, of such funding agreements. At December 31, 2017 and 2016, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $34.2 billion and $30.8 billion, respectively.

  Metropolitan Life Insurance Company is a member of the Federal Home Loan Bank ("FHLB") of New York. Holdings of common stock of the FHLB of New York, included in equity securities, were $733 million and $748 million at December 31, 2017 and 2016, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


   The Company has also entered into funding agreements with the FHLB of New York and a subsidiary of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                              Liability                     Collateral
                      ------------------------- ----------------------------------
                                              December 31,
                      ------------------------------------------------------------
                          2017         2016           2017              2016
                      ------------ ------------ ----------------  ----------------
                                             (In millions)
FHLB of New York (1). $     14,445 $     14,445 $     16,605  (2) $     16,828 (2)
Farmer Mac (3)....... $      2,550 $      2,550 $          2,644  $          2,645

--------
(1) Represents funding agreements issued to the FHLB of New York in exchange for cash and for which the FHLB of New York has been granted a lien on certain assets, some of which are in the custody of the FHLB of New York, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of New York as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of New York's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of New York.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac, as well as certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment as of December 31, 2017. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. Where practical, up to 10 years of history has been provided. The information about incurred and paid claims development prior to 2016 is presented as supplementary information, as described in Note 1.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  U.S.

   Group Life - Term

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance             At December 31, 2017
                 ---------------------------------------------------------------------------------  ----------------------------
                                    For the Years Ended December 31,                                   Total IBNR
                 ---------------------------------------------------------------------------------  Liabilities Plus Cumulative
                                    (Unaudited)                                                         Expected     Number of
                 -----------------------------------------------------------                         Development on   Reported
Incurral Year      2011        2012        2013        2014        2015        2016        2017     Reported Claims    Claims
-------------     ---------   ---------   ---------   ---------   ---------  ---------  ----------  ---------------- -----------
                                                        (Dollars in millions)
    2011........ $   6,318   $   6,290   $   6,293   $   6,269   $   6,287   $   6,295   $   6,294       $    1          207,301
    2012........                 6,503       6,579       6,569       6,546       6,568       6,569            3          208,626
    2013........                             6,637       6,713       6,719       6,720       6,730           15          210,643
    2014........                                         6,986       6,919       6,913       6,910            5          210,797
    2015........                                                     7,040       7,015       7,014           12          211,597
    2016........                                                                 7,125       7,085           21          206,610
    2017........                                                                             7,432          898          186,954
                                                                                        ----------
 Total................................................................................      48,034
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance    (46,136)
All outstanding liabilities for incurral years prior to 2011, net of reinsurance.......          5
                                                                                        ----------
 Total unpaid claims and claim adjustment expenses, net of reinsurance................   $   1,903
                                                                                        ==========

                     Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                     ---------------------------------------------------------------------------------------
                                            For the Years Ended December 31,
                     ---------------------------------------------------------------------------------------
                                          (Unaudited)
                     -------------------------------------------------------------
Incurral Year           2011         2012         2013        2014        2015        2016         2017
-------------         ----------   ----------  ----------  ----------  ----------  ----------  ------------
                                                             (In millions)
    2011............ $    4,982   $    6,194   $    6,239  $    6,256  $    6,281  $    6,290   $     6,292
    2012............                   5,132        6,472       6,518       6,532       6,558         6,565
    2013............                                5,216       6,614       6,664       6,678         6,711
    2014............                                            5,428       6,809       6,858         6,869
    2015............                                                        5,524       6,913         6,958
    2016............                                                                    5,582         6,980
    2017............                                                                                  5,761
                                                                                               ------------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance  $    46,136
                                                                                               ============

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration as of December 31, 2017:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                    -------------------------------------------------------------------------------------------
Years..............            1             2            3            4            5            6            7
Group Life -- Term.         78.3%         20.0%         0.7%         0.2%         0.4%         0.1%         --%

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


   Group Long-Term Disability

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance             At December 31, 2017
                 ---------------------------------------------------------------------------------  ----------------------------
                                    For the Years Ended December 31,                                   Total IBNR
                 ---------------------------------------------------------------------------------  Liabilities Plus Cumulative
                                    (Unaudited)                                                         Expected     Number of
                 -----------------------------------------------------------                         Development on   Reported
Incurral Year      2011        2012        2013        2014        2015        2016        2017     Reported Claims    Claims
-------------     ---------   ---------   ---------   ---------   ---------  ---------  ----------  ---------------- -----------
                                                               (Dollars in millions)
    2011........ $     955   $     916   $     894   $     914   $     924   $     923   $     918       $   --           21,642
    2012........                   966         979         980       1,014       1,034       1,037           --           20,085
    2013........                             1,008       1,027       1,032       1,049       1,070           --           21,123
    2014........                                         1,076       1,077       1,079       1,101           --           22,838
    2015........                                                     1,082       1,105       1,093            4           21,136
    2016........                                                                 1,131       1,139           26           17,585
    2017........                                                                             1,244          585            9,258
                                                                                        ----------
 Total................................................................................       7,602
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance     (3,006)
All outstanding liabilities for incurral years prior to 2011, net of reinsurance.......      2,539
                                                                                        ----------
 Total unpaid claims and claim adjustment expenses, net of reinsurance................   $   7,135
                                                                                        ==========

                   Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                  ------------------------------------------------------------------------------------------
                                               For the Years Ended December 31,
                  ------------------------------------------------------------------------------------------
                                            (Unaudited)
                  ---------------------------------------------------------------
Incurral Year        2011         2012         2013         2014         2015         2016         2017
-------------     ----------- ------------ ------------ ------------ ------------ ------------ -------------
                                                              (In millions)
    2011......... $        44 $        217 $        337 $        411 $        478 $        537  $        588
    2012.........                       43          229          365          453          524           591
    2013.........                                    43          234          382          475           551
    2014.........                                                 51          266          428           526
    2015.........                                                              50          264           427
    2016.........                                                                           49           267
    2017.........                                                                                         56
                                                                                               -------------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance  $      3,006
                                                                                               =============

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration as of December 31, 2017:

                                  Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                            ------------------------------------------------------------------------------------------
Years......................           1             2             3            4          5             6            7
Group Long-Term Disability.         4.4%         18.8%         13.9%         8.5%       7.1%         6.4%         5.6%

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


        An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

        For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2017 compared to the 2016 incurral year due to the growth in the size of the business.

        There were no significant changes in methodologies during 2017. The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term Disability are updated annually to reflect emerging trends in claim experience.

        No additional premiums or return premiums have been accrued as a result of the prior year development.

        Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

        The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.0 billion and $5.8 billion at December 31, 2017 and 2016, respectively. These amounts were discounted using interest rates ranging from 3% to 8%, based on the incurral year. The total discount applied to these liabilities was $1.3 billion at both
     December 31, 2017 and 2016. The amount of interest accretion recognized was $510 million, $565 million and $517 million for the years ended December 31, 2017, 2016 and 2015, respectively. These amounts were reflected in policyholder benefits and claims.

        For Group Life - Term, claims were based upon individual death claims. For Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

        The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                 December 31, 2017
                                                                                         ----------------------------------
                                                                                                   (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term....................................................................... $          1,903
Group Long-Term Disability..............................................................            7,135
                                                                                         ----------------
  Total.................................................................................                  $           9,038
Other insurance lines - all segments combined...........................................                                504
                                                                                                          -----------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance......                              9,542
                                                                                                          -----------------

Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term.......................................................................               16
Group Long-Term Disability..............................................................               95
                                                                                         ----------------
  Total.................................................................................                                111
Other insurance lines - all segments combined...........................................                                 29
                                                                                                          -----------------
  Total reinsurance recoverable on unpaid claims........................................                                140
                                                                                                          -----------------
  Total unpaid claims and allocated claims adjustment expense...........................                              9,682
Discounting.............................................................................                            (1,272)
                                                                                                          -----------------
Liability for unpaid claims and claim adjustment liabilities - short-duration...........                              8,410
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines..                              3,680
                                                                                                          -----------------
   Total liability for unpaid claims and claim adjustment expense (included in future
    policy benefits and other policy-related balances)..................................                  $          12,090
                                                                                                          =================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Rollforward of Claims and Claim Adjustment Expenses

      Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                       Years Ended December 31,
                                            -----------------------------------------------
                                                 2017          2016 (1)        2015 (2)
                                            --------------- --------------- ---------------
                                                             (In millions)
Balance at December 31 of prior period..... $        11,621 $         7,527 $         7,310
  Less: Reinsurance recoverables...........           1,251             273             286
                                            --------------- --------------- ---------------
Net balance at December 31 of prior period.          10,370           7,254           7,024
Cumulative adjustment (3)..................              --           3,277              --
                                            --------------- --------------- ---------------
Net balance at January 1,..................          10,370          10,531           7,024
Incurred related to:
  Current year.............................          16,264          15,978           5,316
  Prior years (4)..........................             175             322              13
                                            --------------- --------------- ---------------
    Total incurred.........................          16,439          16,300           5,329
Paid related to:
  Current year.............................        (12,212)        (12,454)         (3,415)
  Prior years..............................         (3,908)         (3,905)         (1,684)
                                            --------------- --------------- ---------------
    Total paid.............................        (16,120)        (16,359)         (5,099)
Dispositions (5)...........................              --           (102)              --
                                            --------------- --------------- ---------------
Net balance at December 31,................          10,689          10,370           7,254
  Add: Reinsurance recoverables............           1,401           1,251             273
                                            --------------- --------------- ---------------
Balance at December 31,.................... $        12,090 $        11,621 $         7,527
                                            =============== =============== ===============

--------

(1) In addition to the revisions discussed in Note 1, at December 31, 2016, the Net balance decreased by $712 million and the Reinsurance recoverables increased by $712 million from those amounts previously reported primarily to correct for the improper classification of reinsurance recoverables.

(2) Limited to group accident and non-medical health policies and contracts.

(3) Reflects the accumulated adjustment, net of reinsurance, upon implementation of the new short-duration contracts guidance which clarified the requirement to include claim information for long-duration contracts. The accumulated adjustment primarily reflects unpaid claim liabilities, net of reinsurance, for long-duration contracts as of the beginning of the period presented. Prior periods have not been restated. See Note 1.

(4) During 2017, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported during current year. During 2016, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased due to the implementation of new guidance related to short-duration contracts.

(5) See Note 3.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $75.2 billion and $73.6 billion at December 31, 2017 and 2016, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $55.6 billion and $60.2 billion at December 31, 2017 and 2016, respectively. The latter category consisted primarily of guaranteed interest contracts. The average interest rate credited on these contracts was 2.40% and 2.39% at December 31, 2017 and 2016, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  For the years ended December 31, 2017, 2016 and 2015, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding DAC and VOBA was as follows:

                                                                              Years Ended December 31,
                                                                 -------------------------------------------------
                                                                       2017             2016             2015
                                                                 ---------------  ---------------  ---------------
                                                                                   (In millions)
DAC:
Balance at January 1,...........................................  $        4,714   $        5,977   $        5,905
Capitalizations.................................................              61              332              482
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).              91              353             (111)
Other expenses..................................................            (331)            (791)            (624)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................            (240)            (438)            (735)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................            (215)             (12)             325
Dispositions (1)................................................              --           (1,145)              --
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................           4,320            4,714            5,977
                                                                 ---------------  ---------------  ---------------
VOBA:
Balance at January 1,...........................................              29               66               70
Amortization related to:
Other expenses..................................................              (1)              (3)              (7)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................              (1)              (3)              (7)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................              --               13                3
Dispositions (1)................................................              --              (47)              --
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................              28               29               66
                                                                 ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,.........................................  $        4,348   $        4,743   $        6,043
                                                                 ===============  ===============  ===============

--------

(1) See Note 3.

  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                    ---------------------------
                                        2017          2016
                                    ------------- -------------
                                           (In millions)
                 U.S...............  $        413  $        421
                 MetLife Holdings..         3,930         4,317
                 Corporate & Other.             5             5
                                    ------------- -------------
                   Total...........  $      4,348  $      4,743
                                    ============= =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


   Information regarding other intangibles was as follows:

                                              Years Ended December 31,
                                         ----------------------------------
                                            2017        2016        2015
                                         ----------  ----------  ----------
                                                    (In millions)
   DSI:
   Balance at January 1,................ $      105  $      130  $      122
   Capitalization.......................          1           4           8
   Amortization.........................         (8)        (16)        (21)
   Unrealized investment gains (losses).         (5)          1          21
   Dispositions (1)..................... $       --  $      (14) $       --
                                         ----------  ----------  ----------
   Balance at December 31,.............. $       93  $      105  $      130
                                         ==========  ==========  ==========
   VODA and VOCRA:
   Balance at January 1,................ $      235  $      265  $      295
   Amortization.........................        (28)        (30)        (30)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $      207  $      235  $      265
                                         ==========  ==========  ==========
   Accumulated amortization............. $      250  $      222  $      192
                                         ==========  ==========  ==========

--------

   (1)See Note 3.

  The estimated future amortization expense to be reported in other expenses for the next five years was as follows:

                                              VOBA     VODA and VOCRA
                                          ------------ --------------
                                                 (In millions)
           2018.......................... $          2 $          26
           2019.......................... $          2 $          24
           2020.......................... $          2 $          22
           2021.......................... $          2 $          19
           2022.......................... $          2 $          17

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

U.S.

  For certain policies within its Group Benefits business, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements. The majority of the Company's reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The Company's Retirement and Income Solutions business has periodically engaged in reinsurance activities, on an opportunistic basis. There were no such transactions during the periods presented.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. For the periods presented, the Company reinsured 90% of the mortality risk in excess of $2 million for most products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount it retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. The Company purchases catastrophe coverage to insure risks issued within territories that it believes are subject to the greatest catastrophic risks.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2017 and 2016 were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.9 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2017 and 2016.

  At December 31, 2017, the Company had $2.9 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.1 billion, or 72%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2016, the Company had $3.0 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.1 billion, or 70%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                          Years Ended December 31,
                                                               ----------------------------------------------
                                                                    2017            2016            2015
                                                               --------------  --------------  --------------
                                                                                (In millions)
Premiums
Direct premiums...............................................  $      23,062   $      21,931   $      21,497
Reinsurance assumed...........................................          1,116           1,687           1,679
Reinsurance ceded.............................................         (1,253)         (1,225)         (1,242)
                                                               --------------  --------------  --------------
  Net premiums................................................  $      22,925   $      22,393   $      21,934
                                                               ==============  ==============  ==============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.  $       2,492   $       3,006   $       3,050
Reinsurance assumed...........................................             12              60              58
Reinsurance ceded.............................................           (277)           (524)           (524)
                                                               --------------  --------------  --------------
  Net universal life and investment-type product policy fees..  $       2,227   $       2,542   $       2,584
                                                               ==============  ==============  ==============
Other revenues
Direct other revenues.........................................  $         930   $         851   $         875
Reinsurance assumed...........................................             35              (2)              5
Reinsurance ceded.............................................            605             629             656
                                                               --------------  --------------  --------------
  Net other revenues..........................................  $       1,570   $       1,478   $       1,536
                                                               ==============  ==============  ==============
Policyholder benefits and claims
Direct policyholder benefits and claims.......................  $      26,199   $      25,248   $      24,561
Reinsurance assumed...........................................            875           1,496           1,454
Reinsurance ceded.............................................         (1,282)         (1,431)         (1,468)
                                                               --------------  --------------  --------------
  Net policyholder benefits and claims........................  $      25,792   $      25,313   $      24,547
                                                               ==============  ==============  ==============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.....  $       2,199   $       2,279   $       2,240
Reinsurance assumed...........................................             49              35              33
Reinsurance ceded.............................................            (13)            (81)            (90)
                                                               --------------  --------------  --------------
  Net interest credited to policyholder account balances......  $       2,235   $       2,233   $       2,183
                                                               ==============  ==============  ==============
Other expenses
Direct other expenses.........................................  $       4,489   $       4,830   $       5,448
Reinsurance assumed...........................................            138             583             340
Reinsurance ceded.............................................            508             390             470
                                                               --------------  --------------  --------------
  Net other expenses..........................................  $       5,135   $       5,803   $       6,258
                                                               ==============  ==============  ==============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                      December 31,
                                   -----------------------------------------------------------------------------------
                                                     2017                                      2016
                                   ----------------------------------------- -----------------------------------------
                                                                     Total                                     Total
                                                                    Balance                                   Balance
                                    Direct    Assumed     Ceded      Sheet    Direct    Assumed     Ceded      Sheet
                                   --------- --------- ----------  --------- --------- --------- ----------  ---------
                                                                           (In millions)
Assets
Premiums, reinsurance and other
 receivables......................  $  2,491  $    448  $  19,159   $ 22,098  $  2,212  $    620  $  19,551   $ 22,383
Deferred policy acquisition costs
 and value of business acquired...     4,581        17       (250)     4,348     4,977        55       (289)     4,743
                                   --------- --------- ----------  --------- --------- --------- ----------  ---------
  Total assets....................  $  7,072  $    465  $  18,909   $ 26,446  $  7,189  $    675  $  19,262   $ 27,126
                                   ========= ========= ==========  ========= ========= ========= ==========  =========
Liabilities
Future policy benefits............  $118,077  $  1,342  $      (4)  $119,415  $113,883  $  1,640  $      (4)  $115,519
Policyholder account balances.....    93,758       181         --     93,939    91,889       577         --     92,466
Other policy-related balances.....     6,914       247         15      7,176     6,727       358         18      7,103
Other liabilities.................     8,498     2,242     16,669     27,409    10,735     2,229     16,533     29,497
                                   --------- --------- ----------  --------- --------- --------- ----------  ---------
  Total liabilities...............  $227,247  $  4,012  $  16,680   $247,939  $223,234  $  4,804  $  16,547   $244,585
                                   ========= ========= ==========  ========= ========= ========= ==========  =========

  In December 2016, the Company recaptured two reinsurance agreements which covered 90% of the liabilities on certain participating whole life insurance policies issued between April 1, 2000 and December 31, 2001 which were reinsured by an unaffiliated company. This recapture resulted in an increase in DAC and VOBA of $95 million, a decrease in premiums, reinsurance and other receivables of $697 million, and a decrease in other liabilities of $713 million. The Company recognized a gain of $72 million, net of income tax, for the year ended December 31, 2016, as a result of this transaction.

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $14.3 billion and $14.5 billion at December 31, 2017 and 2016, respectively. The deposit liabilities on reinsurance were $1.9 billion and $2.2 billion at December 31, 2017 and 2016, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance Company and GALIC, all of which are related parties. Additionally, the Company has reinsurance agreements with Brighthouse Life Insurance Company ("Brighthouse Insurance"), Brighthouse Life Insurance Company of NY ("Brighthouse NY") and NELICO, former subsidiaries of MetLife, Inc. that were part of the Separation. See Note 2.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                    Years Ended December 31,
                                                              -------------------------------------
                                                                 2017         2016         2015
                                                              ----------- ------------ ------------
                                                                          (In millions)
Premiums
Reinsurance assumed..........................................  $      122  $       727  $       701
Reinsurance ceded............................................       (132)         (45)         (40)
                                                              ----------- ------------ ------------
  Net premiums...............................................  $     (10)  $       682  $       661
                                                              =========== ============ ============
Universal life and investment-type product policy fees
Reinsurance assumed..........................................  $       12  $        60  $        58
Reinsurance ceded............................................        (19)        (138)        (141)
                                                              ----------- ------------ ------------
  Net universal life and investment-type product policy fees.  $      (7)  $      (78)  $      (83)
                                                              =========== ============ ============
Other revenues
Reinsurance assumed..........................................  $       37  $       (1)  $         5
Reinsurance ceded............................................         563          575          607
                                                              ----------- ------------ ------------
  Net other revenues.........................................  $      600  $       574  $       612
                                                              =========== ============ ============
Policyholder benefits and claims
Reinsurance assumed..........................................  $       69  $       697  $       652
Reinsurance ceded............................................       (122)        (110)        (106)
                                                              ----------- ------------ ------------
  Net policyholder benefits and claims.......................  $     (53)  $       587  $       546
                                                              =========== ============ ============
Interest credited to policyholder account balances
Reinsurance assumed..........................................  $       47  $        34  $        32
Reinsurance ceded............................................        (13)         (81)         (90)
                                                              ----------- ------------ ------------
  Net interest credited to policyholder account balances.....  $       34  $      (47)  $      (58)
                                                              =========== ============ ============
Other expenses
Reinsurance assumed..........................................  $       40  $       490  $       245
Reinsurance ceded............................................         600          570          578
                                                              ----------- ------------ ------------
  Net other expenses.........................................  $      640  $     1,060  $       823
                                                              =========== ============ ============

  Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                                     December 31,
                                                                  --------------------------------------------------
                                                                            2017                      2016
                                                                  ------------------------  ------------------------
                                                                    Assumed       Ceded       Assumed       Ceded
                                                                  ----------- ------------  ----------- ------------
                                                                                     (In millions)
Assets
Premiums, reinsurance and other receivables......................  $       47  $    12,762   $      229  $    13,334
Deferred policy acquisition costs and value of business acquired.          --         (180)          38         (198)
                                                                  ----------- ------------  ----------- ------------
  Total assets...................................................  $       47  $    12,582   $      267  $    13,136
                                                                  =========== ============  =========== ============
Liabilities
Future policy benefits...........................................  $      380  $        (4)  $      663  $        (4)
Policyholder account balances....................................         166           --          563           --
Other policy-related balances....................................         104           15          212           18
Other liabilities................................................       1,858       12,970        1,853       13,065
                                                                  ----------- ------------  ----------- ------------
  Total liabilities..............................................  $    2,508  $    12,981   $    3,291  $    13,079
                                                                  =========== ============  =========== ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were $16 million and $10 million at December 31, 2017 and 2016, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($6) million, ($2) million and $12 million for the years ended December 31, 2017, 2016 and 2015, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $0 and $460 million at December 31, 2017 and 2016, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($110) million, $33 million and $47 million for the years ended December 31, 2017, 2016 and 2015, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was $882 million and $767 million at December 31, 2017 and 2016, respectively. Net derivative gains (losses) associated with the embedded derivative were ($115) million, ($73) million and $404 million for the years ended December 31, 2017, 2016 and 2015, respectively.

  The Company assumes risks from affiliates related to guaranteed minimum benefit guarantees written directly by the affiliates. These assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with these agreements are included within policyholder account balances and were $3 million and $390 million at December 31, 2017 and 2016, respectively. Net derivative gains (losses) associated with the embedded derivatives were $263 million, ($32) million and ($55) million for the years ended December 31, 2017, 2016 and 2015, respectively.

  In January 2017, Brighthouse NY and NELICO recaptured risks related to certain variable annuities, including guaranteed minimum benefits, reinsured by the Company. This recapture resulted in a decrease in cash and cash equivalents of $34 million, a decrease in premiums, reinsurance and other receivables of $77 million, a decrease in future policy benefits of $79 million, a decrease in policyholder account balances of $387 million and an increase in other liabilities of $76 million. The Company recognized a gain of $178 million, net of income tax, for the year ended December 31, 2017, as a result of these transactions.

  In January 2017, the Company recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities reinsured by Brighthouse Insurance. This recapture resulted in an increase in investments and cash and cash equivalents of $428 million and a decrease in premiums, reinsurance and other receivables of $565 million. The Company recognized a loss of $89 million, net of income tax, for the year ended December 31, 2017, as a result of this transaction.

  In April 2016, Brighthouse Insurance recaptured risks related to certain single premium deferred annuity contracts from the Company. As a result of this recapture, the significant effects to the Company were a decrease in investments and cash and cash equivalents of $4.3 billion and a decrease in DAC of $87 million, offset by a decrease in other liabilities of $4.0 billion. The Company recognized a loss of $95 million, net of income tax, for the year ended December 31, 2016, as a result of this recapture.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $13 million and $293 million of unsecured affiliated reinsurance recoverable balances at December 31, 2017 and 2016, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.5 billion and $11.7 billion at December 31, 2017 and 2016, respectively. The deposit liabilities on affiliated reinsurance were $1.8 billion and $2.2 billion at December 31, 2017 and 2016, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                             December 31,
                                                                                     -----------------------------
                                                                                          2017            2016
                                                                                     --------------  --------------
                                                                                             (In millions)
Closed Block Liabilities
Future policy benefits..............................................................  $      40,463   $      40,834
Other policy-related balances.......................................................            222             257
Policyholder dividends payable......................................................            437             443
Policyholder dividend obligation....................................................          2,121           1,931
Current income tax payable..........................................................             --               4
Other liabilities...................................................................            212             196
                                                                                     --------------  --------------
  Total closed block liabilities....................................................         43,455          43,665
                                                                                     --------------  --------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value...............         27,904          27,220
Equity securities available-for-sale, at estimated fair value.......................             70             100
Mortgage loans......................................................................          5,878           5,935
Policy loans........................................................................          4,548           4,553
Real estate and real estate joint ventures..........................................            613             655
Other invested assets...............................................................            731           1,246
                                                                                     --------------  --------------
  Total investments.................................................................         39,744          39,709
Accrued investment income...........................................................            477             467
Premiums, reinsurance and other receivables; cash and cash equivalents..............             14              86
Current income tax recoverable......................................................             35              --
Deferred income tax assets..........................................................             36             177
                                                                                     --------------  --------------
  Total assets designated to the closed block.......................................         40,306          40,439
                                                                                     --------------  --------------
  Excess of closed block liabilities over assets designated to the closed block.....          3,149           3,226
                                                                                     --------------  --------------
Amounts included in AOCI:
Unrealized investment gains (losses), net of income tax.............................          1,863           1,517
Unrealized gains (losses) on derivatives, net of income tax.........................            (7)              95
Allocated to policyholder dividend obligation, net of income tax....................        (1,379)         (1,255)
                                                                                     --------------  --------------
  Total amounts included in AOCI....................................................            477             357
                                                                                     --------------  --------------
  Maximum future earnings to be recognized from closed block assets and liabilities.  $       3,626   $       3,583
                                                                                     ==============  ==============

  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                       Years Ended December 31,
                                                               ----------------------------------------
                                                                   2017          2016          2015
                                                               ------------- ------------- ------------
                                                                            (In millions)
Balance at January 1,.........................................  $      1,931  $      1,783  $     3,155
Change in unrealized investment and derivative gains (losses).           190           148      (1,372)
                                                               ------------- ------------- ------------
Balance at December 31,.......................................  $      2,121  $      1,931  $     1,783
                                                               ============= ============= ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


   Information regarding the closed block revenues and expenses was as follows:

                                                                                       Years Ended December 31,
                                                                               ----------------------------------------
                                                                                   2017          2016          2015
                                                                               ------------  ------------  ------------
                                                                                             (In millions)
Revenues
Premiums...................................................................... $      1,736  $      1,804  $      1,850
Net investment income.........................................................        1,818         1,902         1,982
Net investment gains (losses).................................................            1           (10)          (23)
Net derivative gains (losses).................................................          (32)           25            27
                                                                               ------------  ------------  ------------
  Total revenues..............................................................        3,523         3,721         3,836
                                                                               ------------  ------------  ------------
Expenses
Policyholder benefits and claims..............................................        2,453         2,563         2,564
Policyholder dividends........................................................          976           953         1,015
Other expenses................................................................          125           133           143
                                                                               ------------  ------------  ------------
  Total expenses..............................................................        3,554         3,649         3,722
                                                                               ------------  ------------  ------------
  Revenues, net of expenses before provision for income tax expense (benefit).          (31)           72           114
Provision for income tax expense (benefit)....................................           12            24            41
                                                                               ------------  ------------  ------------
  Revenues, net of expenses and provision for income tax expense (benefit).... $        (43) $         48  $         73
                                                                               ============  ============  ============

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

    The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, ABS and commercial mortgage-backed securities ("CMBS") (collectively, "Structured Securities").

                                       December 31, 2017                                    December 31, 2016
                      ---------------------------------------------------- ----------------------------------------------------
                                        Gross Unrealized                                     Gross Unrealized
                       Cost or   -----------------------------  Estimated   Cost or   -----------------------------  Estimated
                      Amortized            Temporary    OTTI      Fair     Amortized            Temporary    OTTI      Fair
                        Cost       Gains    Losses   Losses (1)   Value      Cost       Gains    Losses   Losses (1)   Value
                      ---------- --------- --------- ---------- ---------- ---------- --------- --------- ---------- ----------
                                                                    (In millions)
Fixed maturity securities:
U.S. corporate.......  $  53,291  $  5,037  $   238    $   --    $  58,090  $  52,665  $  4,079  $   586    $   --    $  56,158
U.S. government and
 agency..............     35,021     3,755      231        --       38,545     32,834     3,238      457        --       35,615
Foreign corporate....     24,367     1,655      426        --       25,596     24,596       957    1,196        --       24,357
RMBS.................     21,735     1,039      181       (41)      22,634     22,786       911      290       (10)      23,417
ABS..................      7,808        73       15        --        7,866      7,567        32       95        --        7,504
State and political
 subdivision.........      6,310     1,245        3         1        7,551      6,252       928       44        --        7,136
CMBS.................      5,390       124       26        --        5,488      4,876       118       59        --        4,935
Foreign government...      3,887       641       26        --        4,502      3,565       507       74        --        3,998
                      ---------- --------- --------   -------   ---------- ---------- --------- --------   -------   ----------
 Total fixed
   maturity
   securities........  $ 157,809  $ 13,569  $ 1,146    $  (40)   $ 170,272  $ 155,141  $ 10,770  $ 2,801    $  (10)   $ 163,120
                      ========== ========= ========   =======   ========== ========== ========= ========   =======   ==========
Equity securities:
Common stock.........  $   1,190  $     75  $    14    $   --    $   1,251  $   1,220  $     91  $    12    $   --    $   1,299
Non-redeemable
 preferred stock.....        389        21        3        --          407        565        14       39        --          540
                      ---------- --------- --------   -------   ---------- ---------- --------- --------   -------   ----------
 Total equity
   securities........  $   1,579  $     96  $    17    $   --    $   1,658  $   1,785  $    105  $    51    $   --    $   1,839
                      ========== ========= ========   =======   ========== ========== ========= ========   =======   ==========

--------

(1) Noncredit OTTI losses included in AOCI in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

    The Company held non-income producing fixed maturity securities with an estimated fair value of $4 million and less than $1 million with unrealized gains (losses) of ($3) million and less than $1 million at December 31, 2017 and 2016, respectively.

  Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

    Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Maturities of Fixed Maturity Securities

    The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2017:

                                                 Due After Five
                                   Due After One     Years                               Total Fixed
                       Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                      Year or Less  Five Years       Years          Years     Securities Securities
                      ------------ ------------- -------------- ------------- ---------- -----------
                                                      (In millions)
Amortized cost.......   $  6,372     $  34,198     $  30,434      $  51,872   $  34,933  $  157,809
Estimated fair value.   $  6,362     $  35,197     $  32,042      $  60,683   $  35,988  $  170,272

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at:

                                                December 31, 2017                           December 31, 2016
                                   ------------------------------------------- -------------------------------------------
                                                          Equal to or Greater                         Equal to or Greater
                                    Less than 12 Months     than 12 Months      Less than 12 Months     than 12 Months
                                   --------------------- --------------------- --------------------- ---------------------
                                   Estimated    Gross    Estimated    Gross    Estimated    Gross    Estimated    Gross
                                     Fair     Unrealized   Fair     Unrealized   Fair     Unrealized   Fair     Unrealized
                                     Value      Losses     Value      Losses     Value      Losses     Value      Losses
                                   ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                                    (Dollars in millions)
Fixed maturity securities:
U.S. corporate....................  $   3,727   $   57    $   2,523   $  181    $   8,406  $    337   $   2,260  $    249
U.S. government and agency........     13,905       76        3,018      155        6,032       457          --        --
Foreign corporate.................      1,677       43        3,912      383        5,343       336       4,523       860
RMBS..............................      3,673       30        3,332      110        6,662       187       1,707        93
ABS...............................        732        3          358       12        1,482        12       1,714        83
State and political subdivision...        106        1          120        3          943        43          17         1
CMBS..............................        844        6          193       20          922        15         432        44
Foreign government................        247        6          265       20          581        26         309        48
                                   ----------  -------   ----------  -------   ---------- ---------  ---------- ---------
  Total fixed maturity securities.  $  24,911   $  222    $  13,721   $  884    $  30,371  $  1,413   $  10,962  $  1,378
                                   ==========  =======   ==========  =======   ========== =========  ========== =========
Equity securities:
Common stock......................  $      88   $   14    $       2   $   --    $      58  $     12   $      10  $     --
Non-redeemable preferred stock....         42       --           41        3          139         6         120        33
                                   ----------  -------   ----------  -------   ---------- ---------  ---------- ---------
  Total equity securities.........  $     130   $   14    $      43   $    3    $     197  $     18   $     130  $     33
                                   ==========  =======   ==========  =======   ========== =========  ========== =========
Total number of securities in an
 unrealized loss position.........      1,327                 1,108                 3,076                   940
                                   ==========            ==========            ==========            ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
   (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers;
   (vii) with respect to Structured Securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security;
   (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

  . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

    . Additional considerations are made when assessing the unique features that apply to certain Structured Securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

     With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


     The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

     In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

     Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2017. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

     Gross unrealized losses on fixed maturity securities decreased
   $1.7 billion during the year ended December 31, 2017 to $1.1 billion. The decrease in gross unrealized losses for the year ended December 31, 2017 was primarily attributable to narrowing credit spreads and strengthening foreign currencies on non-functional currency denominated fixed maturity securities.

     At December 31, 2017, $109 million of the total $1.1 billion of gross unrealized losses were from 24 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

     Gross unrealized losses on equity securities decreased $34 million during the year ended December 31, 2017 to $17 million.

   Investment Grade Fixed Maturity Securities

     Of the $109 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $68 million, or 62%, were related to gross unrealized losses on 10 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities

     Of the $109 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $41 million, or 38%, were related to gross unrealized losses on 14 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to U.S. and foreign corporate securities (primarily industrial and utility securities) and CMBS and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty including concerns over lower oil prices in the energy sector. Management evaluates U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers and evaluates CMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                 December 31,
                                -----------------------------------------------
                                         2017                    2016
                                ----------------------- -----------------------
                                  Carrying     % of       Carrying     % of
                                   Value       Total       Value       Total
                                ------------ ---------- ------------ ----------
                                             (Dollars in millions)
Mortgage loans:
Commercial.....................  $    35,440      60.6%  $    34,008      60.1%
Agricultural...................       12,712       21.8       12,358       21.9
Residential....................       10,058       17.2        9,895       17.5
                                ------------ ---------- ------------ ----------
  Subtotal (1).................       58,210       99.6       56,261       99.5
Valuation allowances...........        (271)      (0.5)        (267)      (0.5)
                                ------------ ---------- ------------ ----------
  Subtotal mortgage loans, net.       57,939       99.1       55,994       99.0
Residential -- FVO.............          520        0.9          566        1.0
                                ------------ ---------- ------------ ----------
  Total mortgage loans, net....  $    58,459     100.0%  $    56,560     100.0%
                                ============ ========== ============ ==========

--------

    (1)Purchases of mortgage loans, primarily residential, were $3.1 billion and $2.9 billion for the years ended December 31, 2017 and 2016, respectively.

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of unaffiliated mortgage loan participation interests sold by the Company to affiliates during the years ended
  December 31, 2017, 2016 and 2015 were $2.5 billion, $3.6 billion and
  $3.0 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $1.8 billion, $2.1 billion and $1.8 billion during the years ended December 31, 2017, 2016 and 2015, respectively.

    Information on commercial, agricultural and residential mortgage loans is presented in the tables below. Information on residential -- FVO is presented in Note 10. The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

    Mortgage loans by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                             Evaluated Collectively for       Impaired
                           Evaluated Individually for Credit Losses                Credit Losses                Loans
                   --------------------------------------------------------  -------------------------- ---------------------
                        Impaired Loans with a       Impaired Loans without a
                         Valuation Allowance          Valuation Allowance
                   -------------------------------- -----------------------
                    Unpaid                            Unpaid                                                        Average
                   Principal   Recorded  Valuation   Principal    Recorded      Recorded    Valuation    Carrying   Recorded
                    Balance   Investment Allowances   Balance    Investment    Investment   Allowances    Value    Investment
                   ---------- ---------- ---------- -----------  ----------- -------------- ----------- ---------- ----------
                                                                 (In millions)
December 31, 2017
Commercial........  $      --  $     --   $     --   $       --   $       --  $      35,440  $      173  $      --  $      5
Agricultural......         22        21          2           27           27         12,664          38         46        32
Residential.......         --        --         --          358          324          9,734          58        324       285
                   ---------- ---------  ---------  -----------  ----------- -------------- ----------- ---------- ---------
  Total...........  $      22  $     21   $      2   $      385   $      351  $      57,838  $      269  $     370  $    322
                   ========== =========  =========  ===========  =========== ============== =========== ========== =========
December 31, 2016
Commercial........  $      --  $     --   $     --   $       12   $       12  $      33,996  $      167  $      12  $     30
Agricultural......         11         9          1           27           27         12,322          37         35        49
Residential.......         --        --         --          265          241          9,654          62        241       188
                   ---------- ---------  ---------  -----------  ----------- -------------- ----------- ---------- ---------
  Total...........  $      11  $      9   $      1   $      304   $      280  $      55,972  $      266  $     288  $    267
                   ========== =========  =========  ===========  =========== ============== =========== ========== =========

    The average recorded investment for impaired commercial, agricultural and residential mortgage loans was $120 million, $60 million and $84 million, respectively, for the year ended December 31, 2015.

  Valuation Allowance Rollforward by Portfolio Segment

    The changes in the valuation allowance, by portfolio segment, were as follows:

                                  Commercial    Agricultural   Residential      Total
                                --------------  ------------- ------------- --------------
                                                      (In millions)
Balance at January 1, 2015.....  $         182   $         35  $         41  $         258
Provision (release)............              2              2            30             34
Charge-offs, net of recoveries.            (19)            --          (16)           (35)
                                --------------  ------------- ------------- --------------
Balance at December 31, 2015...            165             37            55            257
Provision (release)............              6              1            23             30
Charge-offs, net of recoveries.             --             --          (16)           (16)
Dispositions (1)...............            (4)             --            --            (4)
                                --------------  ------------- ------------- --------------
Balance at December 31, 2016...            167             38            62            267
Provision (release)............              6              4             8             18
Charge-offs, net of recoveries.             --            (2)          (12)           (14)
                                --------------  ------------- ------------- --------------
Balance at December 31, 2017...  $         173   $         40  $         58  $         271
                                ==============  ============= ============= ==============

--------
(1) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   Valuation Allowance Methodology

     Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     The Company typically uses several years of historical experience in establishing non-specific valuation allowances which capture multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

     All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

     For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Credit Quality of Commercial Mortgage Loans

    The credit quality of commercial mortgage loans was as follows at:

                                       Recorded Investment
                       ----------------------------------------------------
                         Debt Service Coverage Ratios                                Estimated
                       --------------------------------                      % of      Fair          % of
                        > 1.20x      1.00x - 1.20x < 1.00x      Total        Total     Value         Total
                       ----------    ------------- -------    ----------    -------- ----------    ---------
                                                 (Dollars in millions)
December 31, 2017
Loan-to-value ratios:
Less than 65%......... $   29,346      $   1,359   $   198    $   30,903       87.2% $   31,563        87.5%
65% to 75%............      3,245             95       114         3,454         9.7      3,465          9.6
76% to 80%............        149            171        57           377         1.1        363          1.0
Greater than 80%......        400            159       147           706         2.0        665          1.9
                       ----------      ---------   -------    ----------    -------- ----------    ---------
  Total............... $   33,140      $   1,784   $   516    $   35,440      100.0% $   36,056       100.0%
                       ==========      =========   =======    ==========    ======== ==========    =========
December 31, 2016
Loan-to-value ratios:
Less than 65%......... $   29,352      $   1,036   $   564    $   30,952       91.0% $   31,320        91.2%
65% to 75%............      2,522             --       198         2,720         8.0      2,694          7.9
76% to 80%............        116             --        --           116         0.3        115          0.3
Greater than 80%......        118             27        75           220         0.7        214          0.6
                       ----------      ---------   -------    ----------    -------- ----------    ---------
  Total............... $   32,108      $   1,063   $   837    $   34,008      100.0% $   34,343       100.0%
                       ==========      =========   =======    ==========    ======== ==========    =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Credit Quality of Agricultural Mortgage Loans

    The credit quality of agricultural mortgage loans was as follows at:

                                             December 31,
                          ---------------------------------------------------
                                    2017                      2016
                          ------------------------- -------------------------
                            Recorded       % of       Recorded       % of
                           Investment      Total     Investment      Total
                          ------------- ----------- ------------- -----------
                                         (Dollars in millions)
   Loan-to-value ratios:
   Less than 65%......... $      12,082       95.0% $      11,829       95.7%
   65% to 75%............           581         4.6           424         3.4
   76% to 80%............            40         0.3            17         0.2
   Greater than 80%......             9         0.1            88         0.7
                          ------------- ----------- ------------- -----------
     Total............... $      12,712      100.0% $      12,358      100.0%
                          ============= =========== ============= ===========

    The estimated fair value of agricultural mortgage loans was $12.8 billion and $12.5 billion at December 31, 2017 and 2016, respectively.

  Credit Quality of Residential Mortgage Loans

    The credit quality of residential mortgage loans was as follows at:

                                              December 31,
                          ----------------------------------------------------
                                     2017                      2016
                          -------------------------- -------------------------
                             Recorded       % of       Recorded       % of
                            Investment      Total     Investment      Total
                          -------------- ----------- ------------- -----------
                                         (Dollars in millions)
 Performance indicators:
 Performing..............  $       9,614       95.6%  $      9,563       96.6%
 Nonperforming...........            444         4.4           332         3.4
                          -------------- ----------- ------------- -----------
   Total.................  $      10,058      100.0%  $      9,895      100.0%
                          ============== =========== ============= ===========

     The estimated fair value of residential mortgage loans was $10.6 billion and $10.3 billion at December 31, 2017 and 2016, respectively.

  Past Due and Nonaccrual Mortgage Loans

      The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2017 and 2016. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and nonaccrual mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                                                   Greater than 90 Days Past Due and
                           Past Due                     Still Accruing Interest                   Nonaccrual
              ----------------------------------- ----------------------------------- -----------------------------------
              December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (In millions)
Commercial...        $       --        $       --        $       --        $       --        $       --        $       --
Agricultural.               134               127               125               104                36                23
Residential..               444               332                --                --               444               332
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
   Total.....        $      578        $      459        $      125        $      104        $      480        $      355
              ================= ================= ================= ================= ================= =================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Mortgage Loans Modified in a Troubled Debt Restructuring

    The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring.

    For the year ended December 31, 2017, the Company had 500 residential mortgage loans modified in a troubled debt restructuring with carrying value after specific valuation allowance of $120 million and $108 million pre-modification and post-modification, respectively. For the year ended December 31, 2016, the Company had 557 residential mortgage loans modified in a troubled debt restructuring with carrying value after specific valuation allowance of $136 million and $122 million pre-modification and post-modification, respectively. For the years ended December 31, 2017 and 2016, the Company did not have a significant amount of agricultural mortgage loans and no commercial mortgage loans modified in a troubled debt restructuring.

    For both the years ended December 31, 2017 and 2016, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring with subsequent payment default.

Other Invested Assets

    Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit and renewable energy partnerships, loans to affiliates, annuities funding structured settlement claims and leveraged and direct financing leases. See "-- Related Party Investment Transactions" for information regarding loans to affiliates and annuities funding structured settlement claims.

  Tax Credit Partnerships

    The carrying value of tax credit partnerships was $1.8 billion and $1.7 billion at December 31, 2017 and 2016, respectively. Losses from tax credit partnerships included within net investment income were $259 million, $166 million, and $163 million for the years ended December 31, 2017, 2016 and 2015, respectively.

  Leveraged and Direct Financing Leases

    Investment in leveraged and direct financing leases consisted of the following at:

                                                                  December 31,
                                                  --------------------------------------------
                                                          2017                   2016
                                                  --------------------- ----------------------
                                                               Direct                Direct
                                                   Leveraged  Financing  Leveraged  Financing
                                                    Leases     Leases     Leases     Leases
                                                  ----------- --------- ----------- ----------
                                                                 (In millions)
Rental receivables, net..........................  $      911  $    278  $    1,171  $     300
Estimated residual values........................         649        42         690         42
                                                  ----------- --------- ----------- ----------
  Subtotal.......................................       1,560       320       1,861        342
Unearned income..................................       (448)     (113)       (572)      (127)
                                                  ----------- --------- ----------- ----------
  Investment in leases, net of non-recourse debt.  $    1,112  $    207  $    1,289  $     215
                                                  =========== ========= =========== ==========

    Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 15 years but in certain circumstances can be over 25 years, while the payment periods for direct financing leases range from one to 20 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2017 and 2016, all leveraged lease receivables and direct financing rental receivables were performing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    The deferred income tax liability related to leveraged leases was $875 million and $1.3 billion at December 31, 2017 and 2016, respectively.

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $3.1 billion and $4.7 billion at December 31, 2017 and 2016, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation that would result from the realization of the unrealized gains (losses) are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses) included in AOCI, were as follows:

                                                                                           Years Ended December 31,
                                                                                   ---------------------------------------
                                                                                       2017          2016          2015
                                                                                   ------------  ------------  -----------
                                                                                                (In millions)
Fixed maturity securities.........................................................  $    12,349   $     7,912   $    7,331
Fixed maturity securities with noncredit OTTI losses included in AOCI.............           40            10          (39)
                                                                                   ------------  ------------  -----------
  Total fixed maturity securities.................................................       12,389         7,922        7,292
Equity securities.................................................................          119            72           27
Derivatives.......................................................................        1,396         2,244        2,208
Other.............................................................................            1            16          137
                                                                                   ------------  ------------  -----------
  Subtotal........................................................................       13,905        10,254        9,664
                                                                                   ------------  ------------  -----------
Amounts allocated from:
Future policy benefits............................................................          (19)           (9)          (7)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI..................           --            (1)          --
DAC, VOBA and DSI.................................................................         (790)         (569)        (572)
Policyholder dividend obligation..................................................       (2,121)       (1,931)      (1,783)
                                                                                   ------------  ------------  -----------
  Subtotal........................................................................       (2,930)      (2,510)       (2,362)
Deferred income tax benefit (expense) related to noncredit OTTI losses
 recognized in AOCI...............................................................         (14)           (3)           14
Deferred income tax benefit (expense).............................................       (3,704)       (2,690)      (2,542)
                                                                                   ------------  ------------  -----------
  Net unrealized investment gains (losses)........................................        7,257         5,051        4,774
Net unrealized investment gains (losses) attributable to noncontrolling interests.           --            --           (1)
                                                                                   ------------  ------------  -----------
  Net unrealized investment gains (losses) attributable to Metropolitan Life
   Insurance Company..............................................................  $     7,257   $     5,051   $    4,773
                                                                                   ============  ============  ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                                             Years Ended December 31,
                                                                                      -------------------------------------
                                                                                          2017         2016         2015
                                                                                      -----------  -----------  -----------
                                                                                                  (In millions)
Balance at January 1,................................................................  $    5,051   $    4,773   $    7,273
Fixed maturity securities on which noncredit OTTI losses have been recognized........          30           49           27
Unrealized investment gains (losses) during the year.................................       3,621          541       (7,580)
Unrealized investment gains (losses) relating to:
Future policy benefits...............................................................         (10)          (2)       1,957
DAC and VOBA related to noncredit OTTI losses recognized in AOCI.....................           1           (1)           3
DAC, VOBA and DSI....................................................................        (221)           3          346
Policyholder dividend obligation.....................................................        (190)        (148)       1,372
Deferred income tax benefit (expense) related to noncredit OTTI losses
 recognized in AOCI..................................................................         (11)         (17)         (11)
Deferred income tax benefit (expense)................................................      (1,014)        (148)       1,386
                                                                                      -----------  -----------  -----------
  Net unrealized investment gains (losses)...........................................       7,257        5,050        4,773
Net unrealized investment gains (losses) attributable to noncontrolling
 interests...........................................................................          --            1           --
                                                                                      -----------  -----------  -----------
Balance at December 31,..............................................................  $    7,257   $    5,051   $    4,773
                                                                                      ===========  ===========  ===========
Change in net unrealized investment gains (losses)...................................  $    2,206   $      277   $   (2,500)
Change in net unrealized investment gains (losses) attributable to noncontrolling
 interests...........................................................................          --            1           --
                                                                                      -----------  -----------  -----------
Change in net unrealized investment gains (losses) attributable to Metropolitan Life
 Insurance Company...................................................................  $    2,206   $      278   $   (2,500)
                                                                                      ===========  ===========  ===========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2017 and 2016.

Securities Lending

  Elements of the securities lending program are presented below at:

                                                            December 31,
                                                       -----------------------
                                                          2017        2016
                                                       ----------- -----------
                                                            (In millions)
 Securities on loan: (1)
   Amortized cost..................................... $    13,887 $    15,694
   Estimated fair value............................... $    14,852 $    16,496
 Cash collateral received from counterparties (2)..... $    15,170 $    16,807
 Security collateral received from counterparties (3). $        11 $        14
 Reinvestment portfolio -- estimated fair value....... $    15,188 $    16,821

--------

(1)Included within fixed maturity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral received from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The cash collateral liability by loaned security type and remaining tenor of the agreements was as follows at:

                                                            December 31, 2017                      December 31, 2016
                                                    -------------------------------------- --------------------------------------
                                                    Remaining Tenor of Securities          Remaining Tenor of Securities
                                                       Lending Agreements                     Lending Agreements
                                                    -----------------------------          -----------------------------
                                                                          Over                                   Over
                                                               1 Month   1 to 6                       1 Month   1 to 6
                                                    Open (1)   or Less   Months    Total   Open (1)   or Less   Months    Total
                                                    --------   -------   -------  -------- --------   -------   -------  --------
                                                                               (In millions)
Cash collateral liability by loaned security type:
U.S. government and agency......................... $ 2,927    $ 5,279   $ 6,964  $ 15,170 $ 4,033    $ 5,640   $ 7,134  $ 16,807
                                                    =======     =======  =======  ======== =======     =======  =======  ========

--------

(1) The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2017 was $2.9 billion, all of which were U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

  The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, U.S. government and agency securities, ABS and U.S. corporate securities) and short-term investments with 62% invested in agency RMBS, U.S. government and agency securities, short-term investments, cash equivalents or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Repurchase Agreements

  Elements of the short-term repurchase agreements are presented below at:

                                                        December 31, 2017
                                                        -----------------
                                                          (In millions)
      Securities on loan: (1)
          Amortized cost...............................   $        900
          Estimated fair value.........................   $      1,031
      Cash collateral received from counterparties (2).   $      1,000
      Reinvestment portfolio -- estimated fair value...   $      1,000

--------

(1) Included within fixed maturity securities, short-term investments and cash equivalents.

(2) Included within payables for collateral under securities loaned and other transactions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The cash collateral liability by loaned security type and remaining tenor of the agreements was as follows at:

                                                         December 31, 2017
                                                       ---------------------
                                                       Remaining
                                                        Tenor of
                                                       Repurchase
                                                       Agreements
                                                       ----------
                                                        1 Month
                                                        or Less     Total
                                                       ---------- ----------
                                                           (In millions)
   Cash collateral liability by loaned security type:
   U.S. government and agency......................... $    1,000 $    1,000
                                                       ========== ==========

  The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including U.S. government and agency securities, agency RMBS and ABS), short-term investments and cash equivalents, with 66% invested in U.S. government and agency securities, agency RMBS, short-term investments, cash equivalents or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                   December 31,
                                                              -----------------------
                                                                 2017        2016
                                                              ----------- -----------
                                                                   (In millions)
Invested assets on deposit (regulatory deposits)............. $        49 $        47
Invested assets pledged as collateral (1)....................      20,775      20,750
                                                              ----------- -----------
  Total invested assets on deposit and pledged as collateral. $    20,824 $    20,797
                                                              =========== ===========

--------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), derivative transactions (see Note 9) and secured debt (See Note 11).

  See "-- Securities Lending" and "-- Repurchase Agreements" for information regarding securities on loan and Note 7 for information regarding investments designated to the closed block.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The Company's PCI investments were as follows at:

                                                         December 31,
                                                   -------------------------
                                                       2017         2016
                                                   ------------ ------------
                                                   Fixed Maturity Securities
                                                   -------------------------
                                                         (In millions)
   Outstanding principal and interest balance (1). $      4,607 $      5,859
   Carrying value (2)............................. $      3,825 $      4,598

--------

(1)Represents the contractually required payments, which include contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI investments acquired during the periods indicated:

                                                       Years Ended December 31,
                                                       -------------------------
                                                          2017         2016
                                                       ----------  ------------
                                                       Fixed Maturity Securities
                                                       -------------------------
                                                            (In millions)
 Contractually required payments (including interest). $      107  $      1,831
 Cash flows expected to be collected (1).............. $       78  $      1,644
 Fair value of investments acquired................... $       72  $      1,206

--------

(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

  The following table presents activity for the accretable yield on PCI investments:

                                                      Years Ended December 31,
                                                     --------------------------
                                                         2017          2016
                                                     ------------  ------------
                                                      Fixed Maturity Securities
                                                     --------------------------
                                                            (In millions)
Accretable yield, January 1,........................ $      1,678  $      1,784
Investments purchased...............................            6           438
Accretion recognized in earnings....................         (273)         (277)
Disposals...........................................          (42)         (138)
Reclassification (to) from nonaccretable difference.          102          (129)
                                                     ------------  ------------
Accretable yield, December 31,...................... $      1,471  $      1,678
                                                     ============  ============

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $11.5 billion at December 31, 2017. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.9 billion at December 31, 2017. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for two of the three most recent annual periods: 2017 and 2016. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2017, 2016 and 2015. Aggregate total assets of these entities totaled $450.0 billion and $385.3 billion at December 31, 2017 and 2016, respectively. Aggregate total liabilities of these entities totaled
$59.5 billion and $48.5 billion at December 31, 2017 and 2016, respectively. Aggregate net income (loss) of these entities totaled $35.0 billion, $27.6 billion and $23.4 billion for the years ended December 31, 2017, 2016 and 2015, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2017 and 2016.

                                                  December 31,
                                  ---------------------------------------------
                                           2017                   2016
                                  ---------------------- ----------------------
                                    Total       Total      Total       Total
                                    Assets   Liabilities   Assets   Liabilities
                                  ---------- ----------- ---------- -----------
                                                  (In millions)
Real estate joint ventures (1)... $    1,077   $   --    $    1,124   $    --
Renewable energy partnership (2).        116        3            --        --
Other investments (3)............         32        6            62        12
                                  ---------- ----------- ---------- -----------
  Total.......................... $    1,225   $    9    $    1,186   $    12
                                  ========== =========== ========== ===========

--------

(1) The Company consolidates certain affiliated real estate joint ventures. At both December 31, 2017 and 2016, the Company and its affiliates invested $1.0 billion and $85 million, respectively, in these affiliated real estate joint ventures.

(2) Assets of the renewable energy partnership, primarily consisting of other invested assets, were consolidated in prior periods. As a result of the Separation and a reassessment in 2017, the renewable energy partnership was determined to be a consolidated VIE.

(3) Other investments is comprised primarily of other invested assets. The Company consolidates entities that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                            December 31,
                                     -----------------------------------------------------------
                                                 2017                          2016
                                     ----------------------------- -----------------------------
                                                       Maximum                       Maximum
                                         Carrying     Exposure         Carrying     Exposure
                                        Amount         to Loss (1)    Amount         to Loss (1)
                                     ------------- --------------- ------------- ---------------
                                                            (In millions)
Fixed maturity securities AFS:
  Structured Securities (2)......... $      34,284  $      34,284  $      34,912  $      34,912
  U.S. and foreign corporate........         1,166          1,166          1,167          1,167
Other limited partnership interests.         3,561          5,765          3,383          5,674
Other invested assets...............         2,172          2,506          2,089          2,666
Real estate joint ventures..........            38             43             81             95
                                     ------------- --------------- ------------- ---------------
  Total............................. $      41,221  $      43,764  $      41,632  $      44,514
                                     ============= =============== ============= ===============

--------

(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $117 million and $150 million at December 31, 2017 and 2016, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during each of the years ended December 31, 2017, 2016 and 2015.

    During 2017, the Company securitized certain residential mortgage loans and acquired an interest in the related RMBS issued. While the Company has a variable interest in the issuer of the securities, it is not the primary beneficiary of the issuer of the securities since it does not have any rights to remove the servicer or veto rights over the servicer's actions. The carrying value and the estimated fair value of mortgage loans sold during 2017 were $319 million and $339 million, respectively, resulting in a gain of $20 million during the year ended December 31, 2017, which was included within net investment gains (losses). The estimated fair value of RMBS acquired in connection with the securitization was $52 million. Included in the carrying amount and maximum exposure to loss for Structured Securities presented above at December 31, 2017 were $51 million of such investments. See Note 10 for information on how the estimated fair value of mortgage loans and RMBS is determined, the valuation approaches and key inputs, their placement in the fair value hierarchy, and for certain RMBS, quantitative information about the significant unobservable inputs and the sensitivity of their estimated fair value to changes in those inputs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Net Investment Income

   The components of net investment income were as follows:

                                                        Years Ended December 31,
                                                   -----------------------------------
                                                      2017        2016        2015
                                                   ----------- ----------- -----------
                                                              (In millions)
Investment income:
Fixed maturity securities......................... $     7,057 $     7,653 $     7,930
Equity securities.................................          97          90          91
Mortgage loans....................................       2,647       2,539       2,514
Policy loans......................................         310         404         435
Real estate and real estate joint ventures........         446         488         743
Other limited partnership interests...............         625         413         519
Cash, cash equivalents and short-term investments.          74          43          25
Operating joint venture...........................          19           9           9
Other.............................................         133         207         149
                                                   ----------- ----------- -----------
  Subtotal........................................      11,408      11,846      12,415
Less: Investment expenses.........................         895         763         876
                                                   ----------- ----------- -----------
  Net investment income........................... $    10,513 $    11,083 $    11,539
                                                   =========== =========== ===========

    See "-- Variable Interest Entities" for discussion of consolidated securitization entities ("CSEs").

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

    The components of net investment gains (losses) were as follows:

                                                                             Years Ended December 31,
                                                                        ----------------------------------
                                                                           2017        2016        2015
                                                                        ----------  ----------  ----------
                                                                                   (In millions)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized -- by sector and industry:
U.S. and foreign corporate securities -- by industry:
Consumer............................................................... $       (5) $       --  $      (21)
Industrial.............................................................         --         (58)         --
Utility................................................................         --         (20)        (15)
Communications.........................................................         --          (3)         --
                                                                        ----------  ----------  ----------
  Total U.S. and foreign corporate securities..........................         (5)        (81)        (36)
RMBS...................................................................         --         (16)        (17)
State and political subdivision........................................         (1)         --          (1)
                                                                        ----------  ----------  ----------
  OTTI losses on fixed maturity securities recognized in earnings......         (6)        (97)        (54)
Fixed maturity securities -- net gains (losses) on sales and disposals.         23         169        (114)
                                                                        ----------  ----------  ----------
  Total gains (losses) on fixed maturity securities....................         17          72        (168)
                                                                        ----------  ----------  ----------
Total gains (losses) on equity securities:
Total OTTI losses recognized -- by sector:
Common stock...........................................................        (23)        (75)        (37)
Non-redeemable preferred stock.........................................         (1)         --          --
                                                                        ----------  ----------  ----------
  OTTI losses on equity securities recognized in earnings..............        (24)        (75)        (37)
Equity securities -- net gains (losses) on sales and disposals.........          7          19          --
                                                                        ----------  ----------  ----------
  Total gains (losses) on equity securities............................        (17)        (56)        (37)
                                                                        ----------  ----------  ----------
Mortgage loans.........................................................        (34)        (20)        (90)
Real estate and real estate joint ventures.............................        607         142         430
Other limited partnership interests....................................        (52)        (59)        (66)
Other..................................................................       (115)        (32)        (18)
                                                                        ----------  ----------  ----------
  Subtotal.............................................................        406          47          51
                                                                        ----------  ----------  ----------
Non-investment portfolio gains (losses)................................        (72)         85         208
                                                                        ----------  ----------  ----------
  Total net investment gains (losses).................................. $      334  $      132  $      259
                                                                        ==========  ==========  ==========

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($142) million, $89 million and $125 million for the years ended December 31, 2017, 2016 and 2015, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

    Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below.

                                                       Years Ended December 31,
                                 -------------------------------------------------------------------
                                    2017        2016        2015        2017       2016       2015
                                 ----------  ----------  ----------  ---------  ---------  ---------
                                      Fixed Maturity Securities             Equity Securities
                                 ----------------------------------  -------------------------------
                                                              (In millions)
Proceeds........................ $   34,483  $   58,812  $   60,957  $     738  $     146  $     105
                                 ==========  ==========  ==========  =========  =========  =========
Gross investment gains.......... $      278  $      755  $      584  $      18  $      28  $      28
Gross investment losses.........       (255)       (586)       (698)       (11)        (9)       (28)
OTTI losses.....................         (6)        (97)        (54)       (24)       (75)       (37)
                                 ----------  ----------  ----------  ---------  ---------  ---------
  Net investment gains (losses). $       17  $       72  $     (168) $     (17) $     (56) $     (37)
                                 ==========  ==========  ==========  =========  =========  =========

  Credit Loss Rollforward

    The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                                      Years Ended December 31,
                                                                                                      ----------------------
                                                                                                         2017         2016
                                                                                                      ----------   ----------
                                                                                                            (In millions)
Balance at January 1,................................................................................ $      157   $      188
Additions:
  Initial impairments -- credit loss OTTI on securities not previously impaired......................          1            1
  Additional impairments -- credit loss OTTI on securities previously impaired.......................         --           13
Reductions:
  Sales (maturities, pay downs or prepayments) of securities previously impaired as credit loss OTTI.        (47)         (43)
  Securities impaired to net present value of expected future cash flows.............................         --           (1)
  Increase in cash flows -- accretion of previous credit loss OTTI...................................         (1)          (1)
                                                                                                      ----------   ----------
Balance at December 31,.............................................................................. $      110   $      157
                                                                                                      ==========   ==========

  Related Party Investment Transactions

    The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                         Years Ended December 31,
                                                                      ------------------------------
                                                                        2017      2016       2015
                                                                      -------- ---------- ----------
                                                                              (In millions)
 Estimated fair value of invested assets transferred to affiliates... $    453 $    5,678 $    1,003
 Amortized cost of invested assets transferred to affiliates......... $    416 $    5,338 $      941
 Net investment gains (losses) recognized on transfers............... $     37 $      340 $       62
 Estimated fair value of invested assets transferred from affiliates. $    306 $    1,583 $      237

    In January 2017, the Company received transferred investments with an estimated fair value of $292 million, which are included in the table above, in addition to $275 million in cash related to the recapture of risks from minimum benefit guarantees on certain variable annuities previously reinsured by Brighthouse Insurance. In April 2016, the Company transferred investments and cash and cash equivalents with an amortized cost and estimated fair value of $4.0 billion and $4.3 billion,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

  respectively, for the recapture of risks related to certain single premium deferred annuity contracts previously reinsured to Brighthouse Insurance, which are included in the table above. Also, in November 2016, the Company transferred investments and cash and cash equivalents with an amortized cost and estimated fair value of $863 million and $933 million, respectively, for the recapture of risks related to certain single premium deferred annuity contracts previously reinsured to Brighthouse NY, which are included in the table above. See Note 6 for additional information related to these transfers.

    The unpaid principal balance of MetLife, Inc. affiliated loans held by the Company totals $1.8 billion, bear interest at the following fixed rates, payable semiannually, and are due as follows: $500 million at 3.54% due on June 30, 2019, $250 million at 3.57% due on October 1, 2019, $358 million at 5.64% due on July 15, 2021 and $467 million at 5.86% due on December 16, 2021. In September 2016, an affiliated loan for $250 million matured and, subsequently, a new loan was issued for $250 million, which bears interest, payable semiannually, at a fixed rate of 3.03% and matures on September 30, 2020. The carrying value of these MetLife, Inc. affiliated loans totaled $1.8 billion at both December 31, 2017 and 2016, and are included in other invested assets. Net investment income from these affiliated loans was $78 million, $91 million and $95 million for the years ended December 31, 2017, 2016 and 2015, respectively.

    As a structured settlements assignment company, the Company purchases annuities from Brighthouse to fund the periodic structured settlement claim payment obligations it assumes. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate annuity contract values recorded, for which the Company has also recorded unpaid claim obligations of equal amounts, were $1.3 billion at both December 31, 2017 and 2016. The related net investment income and corresponding policyholder benefits and claims recognized were $69 million and $64 million for the years ended December 31, 2017 and 2016, respectively.

    The Company holds a surplus note from American Life Insurance Company, an affiliate, which was included in other invested assets, with a carrying value of $100 million at both December 31, 2017 and 2016. The loan, which bears interest at a fixed rate of 3.17%, payable semiannually, is due on June 30, 2020. Net investment income from this surplus note was $3 million for each of the three years ended December 31, 2017, 2016 and 2015.

    The Company holds preferred stock of Metropolitan Property and Casualty Insurance Company, an affiliate, which was included in other invested assets, with a carrying value of $315 million at both December 31, 2017 and 2016. Dividends are payable quarterly at a variable rate. Net investment income from the affiliated preferred stock dividends was $6 million, $5 million and $4 million for the years ended December 31, 2017, 2016 and 2015, respectively.

    In March 2017, the Company purchased from Brighthouse Insurance an interest in an operating joint venture for $286 million, which was settled in cash in April 2017.

    The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $73 million, $172 million and $157 million for the years ended December 31, 2017, 2016 and 2015, respectively.

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures.

    See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliates.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Interbank Offered Rate ("LIBOR"), calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate of return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency securities, or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  The Company also entered into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps were not designated as hedging instruments. As of December 31, 2016, the Company no longer maintained a trading portfolio for derivatives.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                        December 31,
                                                            --------------------------------------------------------------------
                                                                          2017                               2016
                                                            --------------------------------- ----------------------------------
                                                                        Estimated Fair Value               Estimated Fair Value
                                                                       ----------------------             ----------------------
                                                              Gross                             Gross
                                                             Notional                          Notional
                          Primary Underlying Risk Exposure    Amount    Assets    Liabilities   Amount     Assets    Liabilities
                          --------------------------------  ---------- --------- ------------ ----------- --------- ------------
                                                                                       (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps...... Interest rate....................  $   3,826  $  2,289   $       3   $    4,993  $  2,221   $       6
Foreign currency swaps... Foreign currency exchange rate...      1,082        47          17        1,200        29         224
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal.................................................       4,908     2,336          20        6,193     2,250         230
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Cash flow hedges:
Interest rate swaps...... Interest rate....................      3,337       234          --        1,793       325          26
Interest rate forwards... Interest rate....................      3,333        --         127        4,033        --         370
Foreign currency swaps... Foreign currency exchange rate...     22,287       795       1,078       20,080     1,435       1,604
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                       28,957     1,029       1,205       25,906     1,760       2,000
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total qualifying hedges..................................      33,865     3,365       1,225       32,099     4,010       2,230
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Derivatives Not Designated or Not Qualifying as Hedging
 Instruments:
Interest rate swaps...... Interest rate....................     43,028     1,722         336       32,662     2,514         879
Interest rate floors..... Interest rate....................      7,201        91          --        9,001       173           2
Interest rate caps....... Interest rate....................     53,079        78           2       78,358       112           3
Interest rate futures.... Interest rate....................      2,257         1           2        2,342         3          --
Interest rate options.... Interest rate....................      7,525       142          11          850       144           1
Interest rate forwards... Interest rate....................         --        --          --          396        --           3
Interest rate total
 return swaps............ Interest rate....................      1,048         8           2        1,549         2         127
Synthetic GICs........... Interest rate....................     11,318        --          --        5,566        --          --
Foreign currency swaps... Foreign currency exchange rate...      6,739       547         164        8,175     1,247          58
Foreign currency forwards Foreign currency exchange rate...        961        16           7        1,396        52          18
Credit default swaps --
 purchased............... Credit...........................        980         7           8          961        12           6
Credit default swaps --
 written................. Credit...........................      7,874       181          --        8,025       119           8
Equity futures........... Equity market....................      1,282         5           1        1,851        10          --
Equity index options..... Equity market....................     14,408       384         476       11,119       260         426
Equity variance swaps.... Equity market....................      3,530        45         169        5,579        69         193
Equity total return swaps Equity market....................      1,077        --          39        1,013         1          42
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total non-designated or nonqualifying derivatives........     162,307     3,227       1,217      168,843     4,718       1,766
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total....................................................   $ 196,172  $  6,592   $   2,442   $  200,942  $  8,728   $   3,996
                                                            ========== =========  ==========  =========== =========  ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2017 and 2016. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

   The components of net derivative gains (losses) were as follows:

                                                                 Years Ended December 31,
                                                         ----------------------------------------
                                                            2017           2016           2015
                                                         ----------- ----------------  ----------
                                                                      (In millions)
Freestanding derivatives and hedging gains (losses) (1).  $    (771)  $          (715)  $     463
Embedded derivatives gains (losses).....................         427             (423)        418
                                                         ----------- ----------------  ----------
 Total net derivative gains (losses)....................  $    (344)  $       (1,138)   $     881
                                                         =========== ================  ==========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

   The following table presents earned income on derivatives:

                                                           Years Ended December 31,
                                                    --------------------------------------
                                                       2017         2016          2015
                                                    ----------- ------------  ------------
                                                                (In millions)
Qualifying hedges:
Net investment income..............................  $      302  $       280   $       227
Interest credited to policyholder account balances.        (64)           (1)           28
Nonqualifying hedges:
Net investment income..............................          --          (1)           (5)
Net derivative gains (losses)......................         406          577           518
Policyholder benefits and claims...................           5            4             2
                                                    ----------- ------------  ------------
 Total.............................................  $      649  $       859   $       770
                                                    =========== ============  ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or not qualifying as hedging instruments:

                                                 Net          Net      Policyholder
                                              Derivative   Investment  Benefits and
                                            Gains (Losses) Income (1)   Claims (2)
                                            -------------- ----------  ------------
                                                         (In millions)
Year Ended December 31, 2017
Interest rate derivatives..................   $    (343)    $       1   $       --
Foreign currency exchange rate derivatives.        (746)           --           --
Credit derivatives -- purchased............         (16)           --           --
Credit derivatives -- written..............          102           --           --
Equity derivatives.........................        (536)          (6)        (216)
                                            -------------- ----------  ------------
 Total.....................................   $  (1,539)    $     (5)   $    (216)
                                            ============== ==========  ============
Year Ended December 31, 2016
Interest rate derivatives..................   $  (1,088)    $      --   $       --
Foreign currency exchange rate derivatives.          726           --           --
Credit derivatives -- purchased............         (23)           --           --
Credit derivatives -- written..............           48           --           --
Equity derivatives.........................        (457)         (14)         (94)
                                            -------------- ----------  ------------
 Total.....................................   $    (794)    $    (14)   $     (94)
                                            ============== ==========  ============
Year Ended December 31, 2015
Interest rate derivatives..................   $    (243)    $      --   $       --
Foreign currency exchange rate derivatives.          678           --           --
Credit derivatives -- purchased............           17           (3)          --
Credit derivatives -- written..............         (57)           --           --
Equity derivatives.........................        (152)         (11)           --
                                            -------------- ----------  ------------
 Total.....................................   $      243    $    (14)   $       --
                                            ============== ==========  ============

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures and derivatives held in relation to trading portfolios. As of December 31, 2016, the Company no longer maintained a trading portfolio for derivatives.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                                         Net Derivative  Net Derivative Ineffectiveness
                                                                         Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value           Hedged Items in Fair Value             Recognized    Recognized for Net Derivative
Hedging Relationships                 Hedging Relationships              for Derivatives  Hedged Items  Gains (Losses)
------------------------- ---------------------------------------------- --------------- -------------- ---------------
                                                                                         (In millions)
Year Ended December 31, 2017
Interest rate swaps:      Fixed maturity securities.....................          $    4          $ (5)           $ (1)
                          Policyholder liabilities (1)..................            (69)            134              65
Foreign currency swaps:   Foreign-denominated fixed maturity securities.            (24)             27               3
                          Foreign-denominated policyholder account
                           balances (2).................................              65           (43)              22
                                                                         --------------- -------------- ---------------
  Total...............................................................            $ (24)          $ 113           $  89
                                                                         =============== ============== ===============
Year Ended December 31, 2016
Interest rate swaps:      Fixed maturity securities.....................          $    8          $ (9)           $ (1)
                          Policyholder liabilities (1)..................           (109)             90            (19)
Foreign currency swaps:   Foreign-denominated fixed maturity securities.              10            (9)               1
                          Foreign-denominated policyholder account
                           balances (2).................................            (95)             92             (3)
                                                                         --------------- -------------- ---------------
  Total...............................................................            $(186)          $ 164           $(22)
                                                                         =============== ============== ===============
Year Ended December 31, 2015
Interest rate swaps:      Fixed maturity securities.....................          $    4          $  --           $   4
                          Policyholder liabilities (1)..................             (4)            (6)            (10)
Foreign currency swaps:   Foreign-denominated fixed maturity securities.              14            (5)               9
                          Foreign-denominated policyholder account
                           balances (2).................................           (240)            231             (9)
                                                                         --------------- -------------- ---------------
  Total...............................................................            $(226)          $ 220           $ (6)
                                                                         =============== ============== ===============

--------

(1)Fixed rate liabilities reported in policyholder account balances or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into net derivative gains (losses). These amounts were $20 million, $17 million and $14 million for the years ended December 31, 2017, 2016 and 2015, respectively.

  At both December 31, 2017 and 2016, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  At December 31, 2017 and 2016, the balance in AOCI associated with cash flow hedges was $1.4 billion and $2.2 billion, respectively.

   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                   Amount and Location       Amount and Location
                            Amount of Gains         of Gains (Losses)         of Gains (Losses)
Derivatives in Cash Flow  (Losses)Deferred in       Reclassified from       Recognized in Income
Hedging Relationships     AOCI on Derivatives    AOCI into Income (Loss)    (Loss) on Derivatives
------------------------  ------------------- ----------------------------- ---------------------
                          (Effective Portion)      (Effective Portion)      (Ineffective Portion)
-                         ------------------- ----------------------------- ---------------------
                                              Net Derivative Net Investment    Net Derivative
                                              Gains (Losses)     Income        Gains (Losses)
                                              -------------- -------------- ---------------------
                                                       (In millions)
Year Ended December 31, 2017
Interest rate swaps......  $               73  $          24 $           16   $                18
Interest rate forwards...                 210           (11)              2                   (2)
Foreign currency swaps...               (161)            938            (1)                    --
Credit forwards..........                  --              1              1                    --
                          ------------------- -------------- -------------- ---------------------
  Total..................  $              122  $         952 $           18   $                16
                          =================== ============== ============== =====================
Year Ended December 31, 2016
Interest rate swaps......  $               58  $          57 $           12   $                --
Interest rate forwards...               (366)            (1)              3                    --
Foreign currency swaps...                 167          (251)            (1)                    --
Credit forwards..........                  --              3              1                    --
                          ------------------- -------------- -------------- ---------------------
  Total..................  $            (141)  $       (192) $           15   $                --
                          =================== ============== ============== =====================
Year Ended December 31, 2015
Interest rate swaps......  $               76  $          83 $           11   $                 2
Interest rate forwards...                 (3)              4              2                    --
Foreign currency swaps...                (92)          (679)            (1)                     7
Credit forwards..........                  --              1              1                    --
                          ------------------- -------------- -------------- ---------------------
  Total..................  $             (19)  $       (591) $           13   $                 9
                          =================== ============== ============== =====================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2017, the Company expected to reclassify ($11) million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $7.9 billion and $8.0 billion at December 31, 2017 and 2016, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2017 and 2016, the Company would have received $181 million and $111 million, respectively, to terminate all of these contracts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2017                                   2016
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                                     ( Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3).....  $      3   $        159           2.8  $     1    $        229           2.7
Credit default swaps referencing indices.        42          2,193           2.7       32           2,093           3.5
                                           --------   ------------                -------    ------------
  Subtotal...............................        45          2,352           2.7       33           2,322           3.4
                                          ---------- --------------              ---------- --------------
Baa
Single name credit default swaps (3).....         4            416           1.5        3             563           2.2
Credit default swaps referencing indices.       111          4,761           5.2       61           4,730           5.1
                                          ---------- --------------              ---------- --------------
  Subtotal...............................       115          5,177           4.9       64           5,293           4.8
                                          ---------- --------------              ---------- --------------
Ba
Single name credit default swaps (3).....         1            105           3.4       (2)            115           4.2
Credit default swaps referencing indices.        --             --            --       --              --            --
                                          ---------- --------------              ---------- --------------
  Subtotal...............................         1            105           3.4       (2)            115           4.2
                                          ---------- --------------              ---------- --------------
B
Single name credit default swaps (3).....         2             20           3.5       --              70           1.8
Credit default swaps referencing indices.        18            220           5.0       16             225           5.0
                                          ---------- --------------              ---------- --------------
  Subtotal...............................        20            240           4.9       16             295           4.2
                                          ---------- --------------              ---------- --------------
  Total..................................  $    181   $      7,874           4.2  $   111    $      8,025           4.4
                                           ========   ============                =======    ============

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or state and political subdivisions.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $7.9 billion and $8.0 billion from the table above were $27 million and $30 million at December 31, 2017 and 2016, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                         December 31,
                                                                      --------------------------------------------------
                                                                                2017                      2016
                                 -                                    ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar
Arrangement                                                              Assets    Liabilities     Assets    Liabilities
--------------------------------------------------------------------  -----------  -----------  -----------  -----------
                                                                                        (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)....................................................  $    6,478   $    2,203   $    7,926   $    3,349
OTC-cleared (1), (6).................................................         168          216          905          611
Exchange-traded......................................................           6            3           13           --
                                                                      -----------  -----------  -----------  -----------
  Total gross estimated fair value of derivatives (1)................       6,652        2,422        8,844        3,960
Amounts offset on the consolidated balance sheets....................          --           --           --           --
                                                                      -----------  -----------  -----------  -----------
  Estimated fair value of derivatives presented on the consolidated
   balance sheets (1), (6)...........................................       6,652        2,422        8,844        3,960
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral........................................................      (1,891)      (1,891)      (2,737)     (2,737)
OTC-cleared..........................................................         (31)         (31)        (391)       (391)
Exchange-traded......................................................          --           --           --           --
Cash collateral: (3), (4)
OTC-bilateral........................................................      (3,448)          --       (3,418)          --
OTC-cleared..........................................................        (131)        (179)        (497)       (217)
Exchange-traded......................................................          --           --           --           --
Securities collateral: (5)
OTC-bilateral........................................................        (954)        (312)      (1,560)       (609)
OTC-cleared..........................................................          --           (6)          --           --
Exchange-traded......................................................          --           (3)          --           --
                                                                      -----------  -----------  -----------  -----------
  Net amount after application of master netting agreements and
   collateral........................................................  $      197   $       --   $      241   $        6
                                                                      ===========  ===========  ===========  ===========

--------

(1)At December 31, 2017 and 2016, derivative assets included income or (expense) accruals reported in accrued investment income or in other liabilities of $60 million and $116 million, respectively, and derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($20) million and ($36) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2017 and 2016, the Company received excess cash collateral of $122 million and $77 million, respectively, and provided excess cash collateral of $9 million and $9 million, respectively, which is not included in the table above due to the foregoing limitation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2017, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2017 and 2016, the Company received excess securities collateral with an estimated fair value of $30 million and $21 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2017 and 2016, the Company provided excess securities collateral with an estimated fair value of $152 million and $75 million, respectively, for its OTC-bilateral derivatives, and $299 million and $531 million, respectively, for its OTC-cleared derivatives, and $50 million and $116 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

(6)Effective January 3, 2017, the CME amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. See Note 1 for further information on the CME amendments.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that party reaches a minimum transfer amount. A small number of these arrangements also include financial strength or credit rating contingent provisions that include a threshold above which collateral must be posted. Such agreements provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in credit ratings of Metropolitan Life Insurance Company and/or the credit ratings of the counterparty. In addition, substantially all of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that Metropolitan Life Insurance Company would be required to provide if there was a one-notch downgrade in its financial strength or credit rating, as applicable, at the reporting date or if its financial strength or credit rating, as applicable, at the reporting date sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                               December 31,
                                                   --------------------------------------------------------------------
                                                                  2017                              2016
                                                   ---------------------------------- ---------------------------------
                                                    Derivatives  Derivatives          Derivatives  Derivatives
                                                    Subject to   Not Subject          Subject to   Not Subject
                                                    Financial    to Financial          Financial   to Financial
                                                    Strength-     Strength-            Strength-    Strength-
                                                    Contingent   Contingent           Contingent   Contingent
                                                    Provisions   Provisions    Total  Provisions   Provisions    Total
                                                   ------------ ------------- ------- ----------- ------------- -------
                                                                              (In millions)
Estimated Fair Value of Derivatives in a Net
 Liability Position (1)...........................   $   313       $   --     $   313   $   612      $   --     $   612
Estimated Fair Value of Collateral Provided:
Fixed maturity securities.........................   $   399       $   --     $   399   $   684      $   --     $   684
Cash..............................................   $    --       $   --     $    --   $    --      $   --     $    --
Estimated Fair Value of Incremental Collateral
 Provided Upon:
One-notch downgrade in financial strength or
 credit rating, as applicable.....................   $    --       $   --     $    --   $    --      $   --     $    --
Downgrade in financial strength or credit rating,
 as applicable, to a level that triggers full
 overnight collateralization or termination of
 the derivative position..........................   $    --       $   --     $    --   $    --      $   --     $    --

-------------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs, GMABs, and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; fixed annuities with equity indexed returns; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                            December 31,
                                                                                        --------------------
                                                     Balance Sheet Location               2017       2016
                                           -------------------------------------------- --------  ----------
                                                                                            (In millions)
Embedded derivatives within asset host
 contracts:
Ceded guaranteed minimum benefits......... Premiums, reinsurance and other receivables.  $    --   $     460
Options embedded in debt or equity
 securities............................... Investments.................................     (113)        (78)
                                                                                        --------  ----------
 Embedded derivatives within asset host contracts.....................................   $  (113)  $     382
                                                                                        ========  ==========
Embedded derivatives within liability
 host contracts:
Direct guaranteed minimum benefits........ Policyholder account balances...............  $   (94)  $     169
Assumed guaranteed minimum benefits....... Policyholder account balances...............        3         390
Funds withheld on ceded reinsurance....... Other liabilities...........................      898         777
Fixed annuities with equity indexed
 returns.................................. Policyholder account balances...............       69          17
                                                                                        --------  ----------
 Embedded derivatives within liability host contracts.................................   $   876   $   1,353
                                                                                        ========  ==========

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                        ----------------------------------------
                                            2017          2016          2015
                                        ------------ -------------- ------------
                                                     (In millions)
Net derivative gains (losses) (1), (2). $        427 $        (423) $        418

-------------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($65) million, $76 million and $29 million for the years ended December 31, 2017, 2016 and 2015, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were less than $1 million, ($29) million and ($4) million for the years ended
   December 31, 2017, 2016 and 2015, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


10. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                                                    December 31, 2017
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities:
U.S. corporate...........................................  $            --  $         54,629  $         3,461  $         58,090
U.S. government and agency...............................           18,802            19,743               --            38,545
Foreign corporate........................................               --            21,471            4,125            25,596
RMBS.....................................................               --            19,372            3,262            22,634
ABS......................................................               --             7,079              787             7,866
State and political subdivision..........................               --             7,551               --             7,551
CMBS.....................................................               --             5,461               27             5,488
Foreign government.......................................               --             4,471               31             4,502
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities........................           18,802           139,777           11,693           170,272
                                                          ---------------- ----------------- ---------------- -----------------
Equity securities........................................              399               893              366             1,658
Short-term investments...................................            2,056             1,092                7             3,155
Residential mortgage loans -- FVO........................               --                --              520               520
Derivative assets: (1)
Interest rate............................................                1             4,556                8             4,565
Foreign currency exchange rate...........................               --             1,405               --             1,405
Credit...................................................               --               149               39               188
Equity market............................................                5               363               66               434
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................                6             6,473              113             6,592
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within asset host contracts (2).....               --                --               --                --
Separate account assets (3)..............................           23,571           106,294              960           130,825
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets...........................................  $        44,834  $        254,529  $        13,659  $        313,022
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $             2  $            351  $           130  $            483
Foreign currency exchange rate...........................               --             1,261                5             1,266
Credit...................................................               --                 8               --                 8
Equity market............................................                1               515              169               685
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................                3             2,135              304             2,442
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (2).               --                --              876               876
Long-term debt...........................................               --                --               --                --
Separate account liabilities (3).........................               --                 7                2                 9
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $             3  $          2,142  $         1,182  $          3,327
                                                          ================ ================= ================ =================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                                                  December 31, 2016
                                                          -----------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          --------------------------------------------------
                                                                                                                 Total
                                                                                                               Estimated
                                                              Level 1          Level 2          Level 3        Fair Value
                                                          ---------------- ---------------- ---------------- --------------
                                                                                    (In millions)
Assets
Fixed maturity securities:
U.S. corporate...........................................  $            --  $        51,303  $         4,855  $      56,158
U.S. government and agency...............................           17,597           18,018               --         35,615
Foreign corporate........................................               --           20,373            3,984         24,357
RMBS.....................................................               --           19,719            3,698         23,417
ABS......................................................               --            6,745              759          7,504
State and political subdivision..........................               --            7,126               10          7,136
CMBS.....................................................               --            4,851               84          4,935
Foreign government.......................................               --            3,977               21          3,998
                                                          ---------------- ---------------- ---------------- --------------
  Total fixed maturity securities........................           17,597          132,112           13,411        163,120
                                                          ---------------- ---------------- ---------------- --------------
Equity securities........................................              408            1,011              420          1,839
Short-term investments...................................            2,945            1,720               25          4,690
Residential mortgage loans -- FVO........................               --               --              566            566
Derivative assets: (1)
Interest rate............................................                3            5,489                2          5,494
Foreign currency exchange rate...........................               --            2,763               --          2,763
Credit...................................................               --              101               30            131
Equity market............................................               10              226              104            340
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative assets................................               13            8,579              136          8,728
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within asset host contracts (2).....               --               --              460            460
Separate account assets (3)..............................           27,633          105,055            1,148        133,836
                                                          ---------------- ---------------- ---------------- --------------
  Total assets...........................................  $        48,596  $       248,477  $        16,166  $     313,239
                                                          ================ ================ ================ ==============
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $            --  $           917  $           500  $       1,417
Foreign currency exchange rate...........................               --            1,902                2          1,904
Credit...................................................               --               14               --             14
Equity market............................................               --              468              193            661
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative liabilities...........................               --            3,301              695          3,996
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within liability host contracts (2).               --               --            1,353          1,353
Long-term debt...........................................               --               --               74             74
Separate account liabilities (3).........................               --               16                7             23
                                                          ---------------- ---------------- ---------------- --------------
  Total liabilities......................................  $            --  $         3,317  $         2,129  $       5,446
                                                          ================ ================ ================ ==============

-------------

(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2)Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets. At December 31, 2017 and 2016, debt and equity securities also included embedded derivatives of ($113) million and ($78) million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets. Separate account liabilities presented in the tables above represent derivative liabilities.

   The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

  Investments

   Valuation Controls and Procedures

      On behalf of the Company's and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third-party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of the Board of Directors of each of MetLife, Inc. and Metropolitan Life Insurance Company regarding compliance with fair value accounting standards.

      The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 1% of the total estimated fair value of Level 3 fixed maturity securities at December 31, 2017.

      The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

   Securities, Short-term Investments and Long-term Debt

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The estimated fair value of long-term debt is determined on a basis consistent with the methodologies described herein for securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


      The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

 -----------------------------------------------------------------------------
 Instrument              Level 2                          Level 3
                    Observable Inputs               Unobservable Inputs
 -----------------------------------------------------------------------------
 Fixed maturity securities
 -----------------------------------------------------------------------------
  U.S. corporate and Foreign corporate securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
              Principally the market and      Principally the market approach.
              income approaches.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that  . illiquidity premium
               are not active
             . benchmark yields; spreads off  .  delta spread adjustments to
               benchmark yields; new            reflect specific
               issuances; issuer rating         credit-related issues
             . trades of identical or         . credit spreads
               comparable securities;
               duration
             . Privately-placed securities    .  quoted prices in markets
               are valued using the              that are not active for
               additional key inputs:            identical or similar
             . market yield curve; call          securities that are less
               provisions                        liquid and based on lower
             . observable prices and spreads     levels of trading activity
               for similar public or private     than securities classified
               securities that                   in Level 2
                   incorporate the credit     .  independent non-binding
               quality and industry sector       broker quotations
               of the issuer
             . delta spread adjustments to
               reflect specific
               credit-related issues
 -----------------------------------------------------------------------------
  U.S. government and agency, State and political subdivision and Foreign government securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
             Principally the market approach. Principally the market approach.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that  .independent non-binding broker
               are not active                  quotations
             . benchmark U.S. Treasury yield  . quoted prices in markets that
               or other yields                   are not active for identical
                                                 or similar securities that
                                                 are less liquid and based on
             . the spread off the U.S.           lower levels of trading
               Treasury yield curve for the      activity than securities
               identical security                classified in Level 2
             . issuer ratings and issuer
               spreads; broker-dealer quotes  .credit spreads
             . comparable securities that
               are actively traded
 -----------------------------------------------------------------------------
  Structured Securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
             Principally the market and       Principally the market and
             income approaches.               income approaches.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that
               are not active                 . credit spreads
             . spreads for actively traded    .  quoted prices in markets
               securities; spreads off           that are not active for
               benchmark yields                  identical or similar
             . expected prepayment speeds        securities that are less
               and volumes                       liquid and based on lower
             . current and forecasted loss       levels of trading activity
               severity; ratings; geographic     than securities classified
               region                            in Level 2
             . weighted average coupon and    . independent non-binding
               weighted average maturity       broker quotations
             . average delinquency rates;
               debt-service coverage ratios
             . issuance-specific
               information, including, but
               not limited to:
             . collateral type; structure of
               the security; vintage of the
               loans
             . payment terms of the
               underlying assets
             . payment priority within the
               tranche; deal performance
 -----------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                   Level 2                                                 Level 3
Instrument                    Observable Inputs                                      Unobservable Inputs
---------------------------------------------------------------------------------------------------------------------------
Equity securities
---------------------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market approach.  Valuation Approaches: Principally the market and income approaches.
            Key Input:                                              Key Inputs:
            . quoted prices in markets that are not considered
              active                                                . credit ratings; issuance structures
                                                                    .  quoted prices in markets that are not active for
                                                                       identical or similar securities that are less
                                                                       liquid and based on lower levels of trading
                                                                       activity than securities classified in Level 2
                                                                    . independent non-binding broker quotations
---------------------------------------------------------------------------------------------------------------------------
Short-term investments
---------------------------------------------------------------------------------------------------------------------------
            .  Short-term investments are of a similar nature and   .  Short-term investments are of a similar nature and
               class to the fixed maturity and equity securities       class to the fixed maturity and equity securities
               described above; accordingly, the valuation             described above; accordingly, the valuation
               approaches and observable inputs used in their          approaches and unobservable inputs used in their
               valuation are also similar to those described above.    valuation are also similar to those described above.
---------------------------------------------------------------------------------------------------------------------------
 Residential mortgage loans -- FVO
---------------------------------------------------------------------------------------------------------------------------
            . N/A                                                   Valuation Approaches: Principally the market approach.
                                                                    Valuation Techniques and Key Inputs: These investments
                                                                       are based primarily on matrix pricing or other
                                                                       similar techniques that utilize inputs from
                                                                       mortgage servicers that are unobservable or cannot
                                                                       be derived principally from, or corroborated by,
                                                                       observable market data.
---------------------------------------------------------------------------------------------------------------------------
Separate account assets and Separate account liabilities (1)
---------------------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
---------------------------------------------------------------------------------------------------------------------------
            Key Input:                                              .  N/A
            .  quoted prices or reported NAV provided by the fund
                      managers
---------------------------------------------------------------------------------------------------------------------------
Other limited partnership interests
---------------------------------------------------------------------------------------------------------------------------
            . N/A                                                   Valued giving consideration to the underlying holdings
                                                                      of the partnerships and by applying a premium or
                                                                      discount, if appropriate.
                                                                    Key Inputs:
                                                                    .liquidity; bid/ask spreads; performance record of the
                                                                     fund manager
                                                                    .other relevant variables that may impact the exit
                                                                     value of the particular partnership interest
---------------------------------------------------------------------------------------------------------------------------

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments and Long-term Debt" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

     The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives

   Level 2 Valuation Approaches and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Approaches and Key Inputs:

     These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

     Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

       Instrument              Interest Rate            Foreign Currency               Credit                Equity Market
                                                         Exchange Rate
---------------------------------------------------------------------------------------------------------------------------------
Inputs common to          . swap yield curves       .swap yield curves        .swap yield curves        .swap yield curves
 Level 2 and Level 3      . basis curves            .basis curves             .credit curves            .spot equity index levels
 by instrument type       . interest rate           .currency spot rates      .recovery rates           .dividend yield curves
                            volatility (1)          .cross currency basis                               .equity volatility (1)
                                                     curves
---------------------------------------------------------------------------------------------------------------------------------
Level 3                   . swap yield curves (2)   .swap yield curves (2)    .swap yield curves (2)    .dividend yield curves
                          . basis curves (2)        .basis curves (2)         .credit curves (2)         (2)
                          . repurchase rates        .cross currency basis     .credit spreads           .equity volatility (1),
                                                      curves (2)              .repurchase rates          (2)
                                                    .currency correlation     .independent non-binding  .correlation between
                                                                                broker quotations         model inputs (1)

--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Embedded Derivatives

     Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to funds withheld on ceded reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

     The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

     Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

     The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments -- Securities, Short-term Investments and Long-term Debt." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Asset and Liability Host Contracts

     Level 3 Valuation Approaches and Key Inputs:

       Direct and assumed guaranteed minimum benefits

          These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

       Reinsurance ceded on certain guaranteed minimum benefits

          These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

       Embedded derivatives within funds withheld related to certain ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

   Transfers between Levels 1 and 2:

      For assets and liabilities measured at estimated fair value and still held at December 31, 2017 and December 31, 2016, there were no transfers between Levels 1 and 2.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                                 December 31, 2017
                                                                                            ----------------------------
                                                                       Significant                               Weighted
                                         Valuation Techniques      Unobservable Inputs           Range          Average (1)
                                      --------------------------- -----------------------   ---------------     -----------
Fixed maturity securities (3)
U.S. corporate and foreign
 corporate........................... Matrix pricing              Offered quotes (4)          83    -      142      111
                                      Market pricing              Quoted prices (4)           10    -      443      123
                                      --------------------------------------------------------------------------------------
RMBS................................. Market pricing              Quoted prices (4)           --    -      126      94
                                      --------------------------------------------------------------------------------------
ABS.................................. Market pricing              Quoted prices (4)           27    -      104      100
                                      Consensus pricing           Offered quotes (4)         100    -      101      100
                                      --------------------------------------------------------------------------------------
Derivatives
Interest rate........................ Present value techniques    Swap yield (6)             200    -      300
                                                                  Repurchase rates (8)       (5)    -       5
                                      --------------------------------------------------------------------------------------
Foreign currency exchange rate....... Present value               Swap yield (6)             (14)   -      (3)
                                          techniques
                                      --------------------------------------------------------------------------------------
Credit............................... Present value               Credit spreads (9)          --    -      --
                                          techniques
                                      Consensus pricing           Offered quotes (10)
                                      --------------------------------------------------------------------------------------
Equity market........................ Present value               Volatility (11)            11%    -      31%
                                          techniques or
                                          option pricing
                                          models
                                                                  Correlation (12)           10%    -      30%
                                      --------------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded guaranteed  Option pricing              Mortality rates:
 minimum benefits....................     techniques                  Ages 0 - 40             0%    -     0.09%
                                                                      Ages 41 - 60          0.04%   -     0.65%
                                                                      Ages 61 - 115         0.26%   -     100%
                                                                  Lapse rates:
                                                                      Durations 1 - 10      0.25%   -     100%
                                                                      Durations 11 - 20       3%    -     100%
                                                                      Durations 21 - 116      3%    -     100%
                                                                  Utilization rates           0%    -      25%
                                                                  Withdrawal rates          0.25%   -      10%
                                                                  Long-term equity          17.40%  -      25%
                                                                      volatilities
                                                                  Nonperformance risk       0.02%   -     0.44%
                                                                      spread

                                                                                                 December 31, 2016
                                                                                            ----------------------------
                                                                       Significant                             Weighted
                                         Valuation Techniques      Unobservable Inputs           Range        Average (1)
                                      --------------------------- -----------------------   ---------------   -----------
Fixed maturity securities (3)
U.S. corporate and foreign
 corporate........................... Matrix pricing              Offered quotes (4)          18    -    138      106
                                      Market pricing              Quoted prices (4)           25         700      117
                                      ------------------------------------------------------------------------------------
RMBS................................. Market pricing              Quoted prices (4)           19    -    137      91
                                      ------------------------------------------------------------------------------------
ABS.................................. Market pricing              Quoted prices (4)           20    -    106      99
                                      Consensus pricing           Offered quotes (4)          98    -    100      100
                                      ------------------------------------------------------------------------------------
Derivatives
Interest rate........................ Present value techniques    Swap yield (6)             200    -    300
                                                                  Repurchase rates (8)       (44)   -    18
                                      ------------------------------------------------------------------------------------
Foreign currency exchange rate....... Present value               Swap yield (6)              50    -    236
                                          techniques
                                      ------------------------------------------------------------------------------------
Credit............................... Present value               Credit spreads (9)          97    -    98
                                          techniques
                                      Consensus pricing           Offered quotes (10)
                                      ------------------------------------------------------------------------------------
Equity market........................ Present value               Volatility (11)            14%    -    32%
                                          techniques or
                                          option pricing
                                          models
                                                                  Correlation (12)           40%    -    40%
                                      ------------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded guaranteed  Option pricing              Mortality rates:
 minimum benefits....................     techniques                  Ages 0 - 40             0%    -   0.09%
                                                                      Ages 41 - 60          0.04%   -   0.65%
                                                                      Ages 61 - 115         0.26%   -   100%
                                                                  Lapse rates:
                                                                      Durations 1 - 10      0.25%   -   100%
                                                                      Durations 11 - 20       3%    -   100%
                                                                      Durations 21 - 116      3%    -   100%
                                                                  Utilization rates           0%    -    25%
                                                                  Withdrawal rates          0.25%   -    10%
                                                                  Long-term equity          17.40%  -    25%
                                                                      volatilities
                                                                  Nonperformance risk       0.04%   -   0.57%
                                                                      spread

                                                                                                Impact of
                                                                                            Increase in Input
                                                                       Significant            on Estimated
                                         Valuation Techniques      Unobservable Inputs       Fair Value (2)
                                      --------------------------- -----------------------   -----------------
Fixed maturity securities (3)
U.S. corporate and foreign
 corporate........................... Matrix pricing              Offered quotes (4)           Increase
                                      Market pricing              Quoted prices (4)            Increase
                                      ------------------------------------------------------------------------
RMBS................................. Market pricing              Quoted prices (4)          Increase (5)
                                      ------------------------------------------------------------------------
ABS.................................. Market pricing              Quoted prices (4)          Increase (5)
                                      Consensus pricing           Offered quotes (4)         Increase (5)
                                      ------------------------------------------------------------------------
Derivatives
Interest rate........................ Present value techniques    Swap yield (6)             Increase (7)
                                                                  Repurchase rates (8)       Decrease (7)
                                      ------------------------------------------------------------------------
Foreign currency exchange rate....... Present value               Swap yield (6)             Increase (7)
                                          techniques
                                      ------------------------------------------------------------------------
Credit............................... Present value               Credit spreads (9)         Decrease (7)
                                          techniques
                                      Consensus pricing           Offered quotes (10)
                                      ------------------------------------------------------------------------
Equity market........................ Present value               Volatility (11)            Increase (7)
                                          techniques or
                                          option pricing
                                          models
                                                                  Correlation (12)
                                      ------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded guaranteed  Option pricing              Mortality rates:
 minimum benefits....................     techniques                  Ages 0 - 40            Decrease (13)
                                                                      Ages 41 - 60           Decrease (13)
                                                                      Ages 61 - 115          Decrease (13)
                                                                  Lapse rates:
                                                                      Durations 1 - 10       Decrease (14)
                                                                      Durations 11 - 20      Decrease (14)
                                                                      Durations 21 - 116     Decrease (14)
                                                                  Utilization rates          Increase (15)
                                                                  Withdrawal rates             (16)
                                                                  Long-term equity           Increase (17)
                                                                      volatilities
                                                                  Nonperformance risk        Decrease (18)
                                                                      spread

--------

(1) The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(2) The impact of a decrease in input would have the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions; changes to ceded guaranteed minimum benefits are based on asset positions.

(3) Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(7) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(8) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(9) Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2017 and 2016, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(12)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contractholders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

   The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO and long-term debt are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -------------------------------------------------------------------------
                                                          Fixed Maturity Securities
                                         ----------------------------------------------------------
                                                                          State and
                                                           Structured     Political      Foreign         Equity
                                           Corporate (1)    Securities    Subdivision    Government     Securities
                                         --------------- -------------  ------------- -------------  -------------
                                                                       (In millions)
Balance, January 1, 2016................  $       8,282  $       4,416   $       33   $         275  $         328
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................             --            100            1              --            (24)
Total realized/unrealized gains
 (losses) included in AOCI..............            (39)            47            2              (1)            21
Purchases (4)...........................          1,967          1,821           --               7             23
Sales (4)...............................         (1,226)        (1,339)          --             (40)           (15)
Issuances (4)...........................             --             --           --              --             --
Settlements (4).........................             --             --           --              --             --
Transfers into Level 3 (6)..............            848             18            7              --            282
Transfers out of Level 3 (6)............           (993)          (522)         (33)           (220)          (195)
                                          -------------  -------------   ----------   -------------  -------------
Balance, December 31, 2016..............          8,839          4,541           10              21            420
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................             (2)            95           --              --             --
Total realized/unrealized gains
 (losses) included in AOCI..............            416            109           --              --             17
Purchases (4)...........................          2,451            900           --              19             14
Sales (4)...............................         (1,408)        (1,282)          --              (2)           (51)
Issuances (4)...........................             --             --           --              --             --
Settlements (4).........................             --             --           --              --             --
Transfers into Level 3 (6)..............             58             63           --              --             --
Transfers out of Level 3 (6)............         (2,768)          (350)         (10)             (7)           (34)
                                          -------------  -------------   ----------   -------------  -------------
Balance, December 31, 2017..............  $       7,586  $       4,076   $       --   $          31  $         366
                                          =============  =============   ==========   =============  =============
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2015: (7)..............................  $           7  $         102   $       --   $           1  $          --
                                          =============  =============   ==========   =============  =============
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2016: (7)..............................  $          --  $         101   $        1   $          --  $         (29)
                                          =============  =============   ==========   =============  =============
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2017: (7)..............................  $          (7) $          83   $       --   $          --  $         (17)
                                          =============  =============   ==========   =============  =============
Gains (Losses) Data for the year ended
 December 31, 2015......................
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................  $          38  $         101   $       --   $           1  $          12
Total realized/unrealized gains
 (losses) included in AOCI..............  $        (399) $         (67)  $       --   $          (1) $         (53)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               -------------------------------------------------------------------------------------
                                             Residential                                    Separate
                               Short-term     Mortgage          Net        Net Embedded      Account      Long-term
                               Investments   Loans - FVO  Derivatives (8) Derivatives (9)  Assets (10)      Debt
                               -----------  ------------  --------------- --------------- ------------  ------------
                                                                   (In millions)
Balance, January 1, 2016...... $       200  $        314    $       (23)   $        186   $      1,520  $        (36)
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3) (5)          --             8           (168)           (870)            (2)           --
Total realized/unrealized
 gains (losses) included in
 AOCI.........................          --            --           (366)             --             --            --
Purchases (4).................          28           297             27              --            375            --
Sales (4).....................          (3)          (11)            --              --           (474)           --
Issuances (4).................          --            --             --              --             62           (46)
Settlements (4)...............          --           (42)           (29)           (209)           (51)            8
Transfers into Level 3 (6)....          --            --             --              --             19            --
Transfers out of Level 3 (6)..        (200)           --             --              --           (308)           --
                               -----------  ------------    -----------    ------------   ------------  ------------
Balance, December 31, 2016....          25           566           (559)           (893)         1,141           (74)
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3)....          --            40             21             450             (8)           --
Total realized/unrealized
 gains (losses) included in
 AOCI.........................          --            --            207              --             --            --
Purchases (4).................           6           175             --              --            186            --
Sales (4).....................          --          (179)            --              --            (80)           --
Issuances (4).................          --            --             --              --              1            --
Settlements (4)...............          --           (82)           140            (433)           (93)           34
Transfers into Level 3 (6)....          --            --             --              --             35            --
Transfers out of Level 3 (6)..         (24)           --             --              --           (224)           40
                               -----------  ------------    -----------    ------------   ------------  ------------
Balance, December 31, 2017.... $         7  $        520    $      (191)   $       (876)  $        958  $         --
                               ===========  ============    ===========    ============   ============  ============
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held at
 December 31, 2015: (7)....... $        --  $         20    $       (24)   $        461   $         --  $         --
                               ===========  ============    ===========    ============   ============  ============
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held at
 December 31, 2016: (7)....... $        --  $          8    $      (166)   $       (863)  $         --  $         --
                               ===========  ============    ===========    ============   ============  ============
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held at
 December 31, 2017: (7)....... $        --  $         27    $       (18)   $        452   $         --  $         --
                               ===========  ============    ===========    ============   ============  ============
Gains (Losses) Data for the
 year ended December 31, 2015.
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3).... $        --  $         20    $       (27)   $        447   $         15  $         --
Total realized/unrealized
 gains (losses) included in
 AOCI......................... $        --  $         --    $        (2)   $         --   $         --  $         --

--------

(1) Comprised of U.S. and foreign corporate securities.

(2) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivatives gains (losses).

(3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(4) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements. Sales for the year ended December 31, 2016 included financial instruments related to the disposition of NELICO and GALIC of $345 million for corporate securities, $117 million for Structured Securities, $38 million for foreign government securities and less than $1 million for equity securities. See Note 3.

(5) Includes $420 million for net embedded derivatives for the year ended December 31, 2016 related to the disposition of NELICO and GALIC. See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(6) Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(7) Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(8) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(9) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(10)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

     The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

                                                                                         December 31,
                                                                                         -------------
                                                                                          2017   2016
                                                                                         ------ ------
                                                                                         (In millions)
Unpaid principal balance................................................................ $  650 $  794
Difference between estimated fair value and unpaid principal balance....................  (130)  (228)
                                                                                         ------ ------
Carrying value at estimated fair value.................................................. $  520 $  566
                                                                                         ====== ======
Loans in nonaccrual status.............................................................. $  198 $  214
Loans more than 90 days past due........................................................ $   94 $  137
Loans in nonaccrual status or more than 90 days past due, or both -- difference between aggregate estimated fair value and unpaid principal balance............................ $(102) $(150)

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                   At December 31,                         Years Ended December 31,
                     ------------------------------------------- ---------------------------------------------
                         2017           2016           2015           2017           2016           2015
                     ------------- -------------- -------------- -------------  -------------- ---------------
                          Carrying Value After Measurement                      Gains (Losses)
                     ------------------------------------------- ---------------------------------------------
                                                           (In millions)
Other limited
 partnership
 interests (1)......  $         58  $          95  $          57  $        (65)  $        (59)  $         (31)
Other assets (2)....  $         --  $          --  $          --  $          4   $        (30)  $           --

--------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(1)For these cost method investments, estimated fair value is determined from information provided on the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. The Company estimates that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2017 and 2016 were not significant.

(2)During the year ended December 31, 2016, the Company recognized an impairment of computer software in connection with the sale to Massachusetts Mutual Life Insurance Company ("MassMutual") of MetLife, Inc.'s U.S. retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MetLife's affiliated broker-dealer, MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, Inc. (collectively, the "U.S. Retail Advisor Force Divestiture"). See Note 18.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                    December 31, 2017
                                             ----------------------------------------------------------------
                                                                   Fair Value Hierarchy
                                                          --------------------------------------
                                                                                                    Total
                                               Carrying                                           Estimated
                                                Value         Level 1      Level 2      Level 3   Fair Value
                                             ------------ ------------ ------------ ------------ ------------
                                                                      (In millions)
Assets
Mortgage loans..............................  $    57,939  $        --  $        --  $    59,465  $    59,465
Policy loans................................  $     6,006  $        --  $       261  $     6,797  $     7,058
Other limited partnership interests.........  $       214  $        --  $        --  $       212  $       212
Other invested assets.......................  $     2,260  $        --  $     2,028  $       154  $     2,182
Premiums, reinsurance and other receivables.  $    15,024  $        --  $       679  $    14,859  $    15,538
Liabilities
Policyholder account balances...............  $    75,323  $        --  $        --  $    76,452  $    76,452
Long-term debt..............................  $     1,661  $        --  $     2,021  $        --  $     2,021
Other liabilities...........................  $    13,954  $        --  $       547  $    13,490  $    14,037
Separate account liabilities................  $    61,757  $        --  $    61,757  $        --  $    61,757

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)



                                                                    December 31, 2016
                                             ----------------------------------------------------------------
                                                                   Fair Value Hierarchy
                                                          --------------------------------------
                                                                                                    Total
                                               Carrying                                           Estimated
                                                Value       Level 1      Level 2      Level 3     Fair Value
                                             ------------ ------------ ------------ ------------ ------------
                                                                      (In millions)
Assets
Mortgage loans..............................  $    55,994  $        --  $        --  $    57,171  $    57,171
Policy loans................................  $     5,945  $        --  $       258  $     6,695  $     6,953
Other limited partnership interests.........  $       336  $        --  $        --  $       362  $       362
Other invested assets.......................  $     2,263  $        --  $     2,151  $       151  $     2,302
Premiums, reinsurance and other receivables.  $    14,888  $        --  $       368  $    15,421  $    15,789
Liabilities
Policyholder account balances...............  $    72,944  $        --  $        --  $    74,052  $    74,052
Long-term debt..............................  $     1,503  $        --  $     1,755  $        --  $     1,755
Other liabilities...........................  $    14,731  $        --  $       894  $    13,920  $    14,814
Separate account liabilities................  $    65,545  $        --  $    65,545  $        --  $    65,545

   The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

     The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

  Policy Loans

     Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Limited Partnership Interests

     The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided on the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Other Invested Assets

     These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

     Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

  Policyholder Account Balances

     These policyholder account balances include investment contracts which primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts ("TCA"). The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

     The estimated fair value of long-term debt is principally determined using market standard valuation methodologies.

     Valuations of instruments are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues.

  Other Liabilities

     Other liabilities consist primarily of amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

     Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

     Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding, excluding debt relating to CSEs, was as follows:

                                                                                    December 31,
                                                           ---------------------------------------------------------------

                      Interest Rates (1)                                2017                            2016
                    ----------------------                 ------------------------------- -------------------------------

                                                                    Unamortized                    Unamortized
                                    Weighted                Face    Discount and  Carrying Face    Discount and  Carrying
                        Range       Average   Maturity      Value  Issuance Costs  Value   Value  Issuance Costs Value (2)
                    -------------   -------- -----------   ------- -------------- -------- ------ -------------- ---------
                                                                                    (In millions)
Surplus notes -
 affiliated........ 7.38% -   7.38%  7.38%      2037        $  700    $   (10)     $  690  $  700    $   (10)     $  690
Surplus notes (2).. 7.80% -   7.88%  7.83%   2024 -   2025     400         (3)        397     400         (3)        397
Other notes (3).... 2.20% -   7.29%  4.56%   2018 -   2058     578         (4)        574     494         (4)        490
                                                           -------    --------     ------  ------    --------     ------
 Total long-term
  debt.............                                          1,678        (17)      1,661   1,594        (17)      1,577
                                                           -------    --------     ------  ------    --------     ------
Total short-term
 debt..............                                            243          --        243     100          --        100
                                                           -------    --------     ------  ------    --------     ------
  Total............                                         $1,921    $   (17)     $1,904  $1,694    $   (17)     $1,677
                                                           =======    ========     ======  ======    ========     ======

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2017.

(2)In December 2016, the $107 million 7.625% surplus notes were deconsolidated due to the disposition of GALIC. See Note 3.

(3)During 2017, a subsidiary issued $139 million of long-term debt to a third party.

   The aggregate maturities of long-term debt at December 31, 2017 for the next five years and thereafter are $20 million in 2018, $0 in each of 2019, 2020 and 2021, $346 million in 2022 and $1.3 billion thereafter.

   Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life Insurance Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of Financial Services.

Term Loans

   MetLife Private Equity Holdings, LLC ("MPEH"), a wholly-owned indirect investment subsidiary, borrowed $350 million in December 2015 under a five-year credit agreement included within other notes in the table above. In November 2017, this agreement was amended to extend the maturity to November 2022, change the amount MPEH may borrow on a revolving basis to $75 million from $100 million, and change the interest rate to a variable rate of three-month LIBOR plus 3.25%, payable quarterly, from a variable rate of three-month LIBOR plus 3.70%. In connection with the initial borrowing in 2015, $6 million of costs were incurred, and additional costs of $1 million were incurred in connection with the 2017 amendment, which have been capitalized and are being amortized over the term of the loans. MPEH has pledged invested assets to secure the loans; however these loans are non-recourse to Metropolitan Life Insurance Company.

Debt Repayments

   In December 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $110 million of its mortgage loans issued to Brighthouse Insurance due in January 2016.

   In November 2015, the Company repaid in cash, at maturity, $188 million of surplus notes issued to MetLife Mexico S.A., an affiliate. The redemption was approved by the New York Superintendent of Financial Services (the "Superintendent").

   In November 2015, the Company repaid in cash, at maturity, $200 million of surplus notes. The redemption was approved by the Superintendent.

   During 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $132 million of its 7.26% mortgage loans issued to Brighthouse Insurance due in January 2020.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)


Short-term Debt

   Short-term debt with maturities of one year or less was as follows:

                                               December 31,
                                       -----------------------------
                                            2017           2016
                                       -------------- --------------
                                           (Dollars in millions)
            Commercial paper..........  $         100  $         100
            Short-term borrowings (1).            143             --
                                       -------------- --------------
            Total short-term debt.....  $         243  $         100
                                       ============== ==============
            Average daily balance.....  $         129  $         100
            Average days outstanding..        97 days        40 days

--------

(1) Represents short-term debt related to repurchase agreements, secured by assets of a subsidiary.

   During the years ended December 31, 2017, 2016 and 2015, the weighted average interest rate on short-term debt was 1.63%, 0.42% and 0.15%, respectively.

Interest Expense

     Interest expense included in other expenses was $106 million, $112 million and $122 million for the years ended December 31, 2017, 2016 and 2015, respectively. These amounts include $52 million, $52 million and $67 million of interest expense related to affiliated debt for the years ended
  December 31, 2017, 2016 and 2015, respectively.

Credit and Committed Facilities

     At December 31, 2017, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife Funding"), maintained a $3.0 billion unsecured revolving credit facility (the "Credit Facility"), and Missouri Reinsurance, Inc. ("MoRe"), a wholly-owned subsidiary of Metropolitan Life Insurance Company, had access to a committed bank facility of MetLife, Inc., which provides letters of credit for the benefit of certain affiliates of MetLife, Inc., including Metropolitan Life Insurance Company and certain of its subsidiaries, subject to bank consent (the "Committed Facility"). When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

  Credit Facility

     The Company's Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were $5 million, $8 million and $4 million for the years ended December 31, 2017, 2016 and 2015, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2017 was as follows:

                                                 Letters of Credit
                                   Maximum          Used by the      Letters of Credit                  Unused
Borrower(s)    Expiration          Capacity         Company (1)    Used by Affiliates (1) Drawdowns   Commitments
----------- ------------------ ----------------- ----------------- ---------------------- ---------- -------------
                                                                  (In millions)

  MetLife,
  Inc.
  and
  MetLife
  Funding,
  Inc...... December 2021 (2)   $      3,000 (2)    $        57           $      73        $      --  $      2,870

-------------

(1) MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2017 and is not responsible for any reimbursement obligations under such letters of credit.

(2) All borrowings under the Credit Facility must be repaid by December 20, 2021, except that letters of credit outstanding upon termination may remain outstanding until December 20, 2022.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)


  Committed Facility

     Letters of credit issued under the Committed Facility are used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees associated with the Committed Facility were $5 million, $4 million and $4 million for the years ended December 31, 2017, 2016 and 2015, respectively, and were included in other expenses. MoRe had $395 million in letters of credit outstanding and there was no remaining availability under the Committed Facility at December 31, 2017. The Committed Facility matures on June 20, 2018. In addition to the Committed Facility, see also "-- Term Loans" for information about the undrawn line of credit facility in the amount of $75 million.

Debt and Facility Covenants

   Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable covenants at December 31, 2017.

12. Equity

Stock-Based Compensation Plans

     The Company does not issue any awards payable in its common stock or options to purchase its common stock.

     An affiliate employs the personnel who conduct most of the Company's business. In accordance with a services agreement with that affiliate, the Company bears a proportionate share of stock-based compensation expense for those employees. Stock-based compensation expense relate to Stock Options, Performance Shares, and Restricted Stock Units under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and Incentive Compensation Plan, most of which MetLife, Inc. granted in the first quarter of each year.

     The Company's expense related to stock-based compensation included in other expenses was $74 million, $89 million and $85 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Statutory Equity and Income

  See Note 3 for information on the disposition of NELICO and GALIC.

  The state of domicile of Metropolitan Life Insurance Company imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 370% and 400% at December 31, 2017 and December 31, 2016, respectively.

   Metropolitan Life Insurance Company's foreign insurance operations are regulated by applicable authorities of the countries in which each entity operates and are subject to minimum capital and solvency requirements in those countries before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $279 million and the aggregate actual regulatory capital and surplus was $389 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. Each of those foreign insurance operations exceeded minimum capital and solvency requirements of their respective countries for all periods presented.

   Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

   Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries have no material state prescribed accounting practices, except as described below.

   New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Consideration Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company for the years ended December 31, 2017 and 2016 by an amount of $1.1 billion and $909 million, respectively, in excess of the amount of the decrease had capital and surplus been measured under NAIC guidance.

   The tables below present amounts from Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries, which are derived from their respective statutory-basis financial statements as filed with the insurance regulators.

   Statutory net income (loss) was as follows:

                                                                    Years Ended December 31,
                                                               -----------------------------------
Company                                      State of Domicile    2017        2016        2015
-------------------------------------------- ----------------- ----------- ----------- -----------
                                                                          (In millions)
Metropolitan Life Insurance Company (1).....     New York       $    1,982  $    3,444  $    3,703
New England Life Insurance Company (1)......   Massachusetts           N/A         N/A  $      157
General American Life Insurance Company (1).     Missouri              N/A         N/A  $      204

-------------

(1)In December 2016, Metropolitan Life Insurance Company distributed all of the issued and outstanding shares of common stock of each of NELICO and GALIC to MetLife, Inc., in the form of a non-cash extraordinary dividend.

   Statutory capital and surplus was as follows at:

                                                    December 31,
                                           ------------------------------
      Company                                   2017           2016
      ------------------------------------ -------------- ---------------
                                                   (In millions)
      Metropolitan Life Insurance Company.  $      10,384  $       11,195

Dividend Restrictions

   The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                            2018               2017              2016
                                     ------------------- ---------------- ------------------
                                       Permitted Without
Company                                   Approval             Paid (1)        Paid (1) (2)
------------------------------------ ------------------- ---------------- ------------------
                                                          (In millions)
Metropolitan Life Insurance Company.   $         3,075    $         2,523  $           5,740

--------

(1)Reflects all amounts paid, including those requiring regulatory approval.

(2)In 2016, Metropolitan Life Insurance Company paid an ordinary cash dividend to MetLife, Inc. in the amount of $3.6 billion. In addition, in December 2016, Metropolitan Life Insurance Company distributed to MetLife, Inc. as a non-cash extraordinary dividend all of the issued and outstanding shares of common stock of each of NELICO and GALIC in the amount of $981 million and $1.2 billion, respectively, as calculated on a statutory basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus) excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

   There was no dividend paid to Metropolitan Life Insurance Company by its former insurance subsidiaries in 2016. See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

                           Unrealized                        Foreign        Defined
                        Investment Gains     Unrealized     Currency        Benefit
                        (Losses), Net of   Gains (Losses)  Translation       Plans
                       Related Offsets (1) on Derivatives   Adjustments    Adjustment        Total
                      -------------------- -------------- ------------- ---------------  -------------
                                                        (In millions)
Balance at
 December 31, 2014...     $      6,200       $    1,073    $        (3)  $       (2,236)  $      5,034
OCI before
 reclassifications...           (4,839)             (19)          (101)             113         (4,846)
Deferred income
 tax benefit
 (expense)...........            1,715                6             30              (40)         1,711
                         -------------      -----------   ------------  ---------------  -------------
 AOCI before
   reclassifications,
   net of income
   tax...............            3,076            1,060            (74)          (2,163)         1,899
Amounts
 reclassified from
 AOCI................              405              578             --              229          1,212
Deferred income
 tax benefit
 (expense)...........             (144)            (202)            --              (80)          (426)
                         -------------      -----------   ------------  ---------------  -------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....              261              376             --              149            786
                         -------------      -----------   ------------  ---------------  -------------
Balance at
 December 31, 2015...            3,337            1,436            (74)          (2,014)         2,685
OCI before
 reclassifications...              792             (141)           (11)              (4)           636
Deferred income
 tax benefit
 (expense)...........             (286)              49              3               (5)          (239)
                         -------------      -----------   ------------  ---------------  -------------
 AOCI before
   reclassifications,
   net of income
   tax...............            3,843            1,344            (82)          (2,023)         3,082
Amounts
 reclassified from
 AOCI................               71              177             --              191            439
Deferred income
 tax benefit
 (expense)...........              (26)             (62)            --              (60)          (148)
                         -------------      -----------   ------------  ---------------  -------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               45              115             --              131            291
                         -------------      -----------   ------------  ---------------  -------------
Dispositions (2).....             (456)              --             23               30           (403)
Deferred income
 tax benefit
 (expense)...........              160               --             (8)              (3)           149
                         -------------      -----------   ------------  ---------------  -------------
 Dispositions, net
   of income tax.....             (296)              --             15               27           (254)
                         -------------      -----------   ------------  ---------------  -------------
Balance at
 December 31, 2016...            3,592            1,459            (67)          (1,865)         3,119
OCI before
 reclassifications...            3,977              122             26              (30)         4,095
Deferred income
 tax benefit
 (expense)...........           (1,287)             (43)            (6)              11         (1,325)
                         -------------      -----------   ------------  ---------------  -------------
 AOCI before
   reclassifications,
   net of income
   tax...............            6,282            1,538            (47)          (1,884)         5,889
Amounts
 reclassified from
 AOCI................              102             (970)            --              159           (709)
Deferred income
 tax benefit
 (expense)...........              (33)             338             --              (57)           248
                         -------------      -----------   ------------  ---------------  -------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               69             (632)            --              102           (461)
                         -------------      -----------   ------------  ---------------  -------------
Balance at
 December 31, 2017...     $      6,351       $      906    $      (47)   $      (1,782)   $      5,428
                         =============      ===========   ============  ===============  =============

--------

(1) See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

(2) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                                  Consolidated Statement of
AOCI Components                                         Amounts Reclassified from AOCI              Operations Locations
-------------------------------------------------  ----------------------------------------     ------------------------------
                                                           Years Ended December 31,
                                                   ----------------------------------------
                                                      2017           2016            2015
                                                   ----------   -------------   -------------
                                                                 (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)..........  $      12    $         10    $       (208)  Net investment gains (losses)
Net unrealized investment gains (losses)..........          3              21              31   Net investment income
Net unrealized investment gains (losses)..........       (117)           (102)           (228)  Net derivative gains (losses)
                                                   ----------   -------------   -------------
 Net unrealized investment gains (losses), before
   income tax.....................................       (102)            (71)           (405)
Income tax (expense) benefit......................         33              26             144
                                                   ----------   -------------   -------------
 Net unrealized investment gains (losses), net of
   income tax.....................................        (69)            (45)           (261)
                                                   ----------   -------------   -------------
Unrealized gains (losses) on derivatives--cash
 flow hedges:
Interest rate swaps...............................         24              57              83   Net derivative gains (losses)
Interest rate swaps...............................         16              12              11   Net investment income
Interest rate forwards............................        (11)             (1)              4   Net derivative gains (losses)
Interest rate forwards............................          2               3               2   Net investment income
Foreign currency swaps............................        938            (251)           (679)  Net derivative gains (losses)
Foreign currency swaps............................         (1)             (1)             (1)  Net investment income
Credit forwards...................................          1               3               1   Net derivative gains (losses)
Credit forwards...................................          1               1               1   Net investment income
                                                   ----------   -------------   -------------
 Gains (losses) on cash flow hedges, before
   income tax.....................................        970            (177)           (578)
Income tax (expense) benefit......................       (338)             62             202
                                                   ----------   -------------   -------------
 Gains (losses) on cash flow hedges, net of
   income tax.....................................        632            (115)           (376)
                                                   ----------   -------------   -------------
Defined benefit plans adjustment: (1).............
Amortization of net actuarial gains (losses)......       (179)           (198)           (233)
Amortization of prior service (costs) credit......         20               7               4
                                                   ----------   -------------   -------------
 Amortization of defined benefit plan items,
   before income tax..............................       (159)           (191)           (229)
Income tax (expense) benefit......................         57              60              80
                                                   ----------   -------------   -------------
 Amortization of defined benefit plan items, net
   of income tax..................................      (102)            (131)           (149)
                                                   ----------   -------------   -------------
 Total reclassifications, net of income tax.......  $     461    $      (291)    $      (786)
                                                   ==========   =============   =============

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


13. Other Expenses

   Information on other expenses was as follows:

                                                   Years Ended December 31,
                                         -------------------------------------------
                                              2017           2016           2015
                                         -------------  -------------  -------------
                                                        (In millions)
General and administrative expenses.....  $      2,608   $      2,598   $      3,063
Pension, postretirement and
 postemployment benefit costs...........           167            251            241
Premium taxes, other taxes, and
 licenses & fees........................           273            367            358
Commissions and other variable expenses.         1,801          2,366          2,214
Capitalization of DAC...................           (61)          (332)          (482)
Amortization of DAC and VOBA............           241            441            742
Interest expense on debt................           106            112            122
                                         -------------  -------------  -------------
 Total other expenses...................  $      5,135   $      5,803   $      6,258
                                         =============  =============  =============

   Certain prior year amounts have been reclassified to conform to the current year presentation, which has been revised to align the expense categories with the Company's businesses. The reclassifications did not result in a change to total other expenses.

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt

   See Note 11 for additional information on interest expense on debt.

Affiliated Expenses

   Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 11 and 18 for a discussion of affiliated expenses included in the table above.

Income Tax

   See Note 15 for information on the charge related to income tax for the year ended December 31, 2015.

Restructuring Charges

   In 2016, the Company completed a previous enterprise-wide strategic initiative. These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Information regarding restructuring charges was as follows:

                                                                                    Years Ended December 31,
                                                                    --------------------------------------------------------
                                                                                2016                        2015
                                                                    ---------------------------- ---------------------------
                                                                               Lease and                   Lease and
                                                                                 Asset                       Asset
                                                                    Severance  Impairment Total  Severance Impairment Total
                                                                    --------- ----------- ------ --------- ---------- ------
                                                                                         (In millions)
Balance at January 1,..............................................  $   17      $   4    $   21  $   31    $     6   $   37
Restructuring charges..............................................      --          1         1      52          4       56
Cash payments......................................................    (17)        (4)      (21)    (66)        (6)     (72)
                                                                     ------      -----    ------  ------    -------   ------
Balance at December 31,............................................  $   --      $   1    $    1  $   17    $     4   $   21
                                                                     ======      =====    ======  ======    =======   ======
Total restructuring charges incurred since inception of initiative.  $  306      $  47    $  353  $  306    $    46   $  352
                                                                     ======      =====    ======  ======    =======   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


14. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

   The Company sponsors and administers various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering employees who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The nonqualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated an equitable share of net expense related to the plans, proportionate to other expenses being allocated to these affiliates.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of MetLife who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees of MetLife hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Obligations and Funded Status

                                                                                    December 31,
                                                        -------------------------------------------------------------------
                                                                       2017                               2016
                                                        ----------------------------------  -------------------------------
                                                                               Other                            Other
                                                            Pension         Postretirement     Pension       Postretirement
                                                            Benefits (1)      Benefits       Benefits (1)      Benefits
                                                        ----------------  ----------------  -------------  ----------------
                                                                                   (In millions)
Change in benefit obligations:
Benefit obligations at January 1,......................     $      9,837      $      1,742   $      9,760      $      1,905
Service costs..........................................              169                 6            203                 9
Interest costs.........................................              415                75            415                82
Plan participants' contributions.......................               --                33             --                33
Net actuarial (gains) losses...........................              618               (96)           298              (119)
Divestitures, settlements and curtailments (2).........                3                 2           (270)               (8)
Change in benefits and other...........................               --                --            (11)              (43)
Benefits paid..........................................             (563)             (106)          (558)             (117)
Effect of foreign currency translation.................               --                --             --                --
                                                        ----------------  ----------------  -------------  ----------------
  Benefit obligations at December 31,..................           10,479             1,656          9,837             1,742
                                                        ----------------  ----------------  -------------  ----------------
Change in plan assets:
Estimated fair value of plan assets at January 1,......            8,721             1,379          8,490             1,372
Actual return on plan assets...........................              947               124            620                75
Divestitures (2).......................................               --                --           (155)               --
Plan participants' contributions.......................               --                33             --                33
Employer contributions.................................              266                (4)           324                16
Benefits paid..........................................             (563)             (106)          (558)             (117)
                                                        ----------------  ----------------  -------------  ----------------
  Estimated fair value of plan assets at December 31,..            9,371             1,426          8,721             1,379
                                                        ----------------  ----------------  -------------  ----------------
  Over (under) funded status at December 31,...........     $     (1,108)     $       (230)  $     (1,116)     $       (363)
                                                        ================  ================  =============  ================
Amounts recognized on the consolidated balance sheets:
Other assets...........................................     $         55      $        160   $         --      $         --
Other liabilities......................................           (1,163)             (390)        (1,116)             (363)
                                                        ----------------  ----------------  -------------  ----------------
  Net amount recognized................................     $     (1,108)     $       (230)  $     (1,116)     $       (363)
                                                        ================  ================  =============  ================
AOCI:
Net actuarial (gains) losses...........................     $      2,831      $        (55)  $      2,839      $         93
Prior service costs (credit)...........................              (10)              (26)           (11)              (48)
                                                        ----------------  ----------------  -------------  ----------------
  AOCI, before income tax..............................     $      2,821      $        (81)  $      2,828      $         45
                                                        ================  ================  =============  ================
  Accumulated benefit obligation.......................     $     10,180               N/A   $      9,557               N/A
                                                        ================                    =============

-------------

(1) Includes nonqualified unfunded plans, for which the aggregate PBO was $1.2 billion at December 31, 2017 and $1.1 billion at December 31, 2016.

(2) Divestitures for the year ended December 31, 2016 include amounts related to the disposition of NELICO and GALIC. See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


   Information for pension plans with PBOs in excess of plan assets and accumulated benefit obligations ("ABO") in excess of plan assets was as follows at:

                                                        December 31,
                                     -----------------------------------------------------------------
                                            2017          2016               2017             2016
                                       ------------    ------------     ------------    ------------
                                     PBO Exceeds Estimated Fair Value ABO Exceeds Estimated Fair Value
                                          of Plan Assets                   of Plan Assets
                                     -------------------------------- --------------------------------
                                                                  (In millions)
Projected benefit obligations....... $      1,163     $      9,837    $      1,163     $      1,093
Accumulated benefit obligations..... $      1,116     $      9,557    $      1,116     $      1,046
Estimated fair value of plan assets. $         --     $      8,721    $         --     $         --

  Net Periodic Benefit Costs

      The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                       Years Ended December 31,
                                         -----------------------------------------------------------------------------------
                                                    2017                        2016                         2015
                                         --------------------------  --------------------------  ---------------------------
                                                         Other                       Other                        Other
                                          Pension    Postretirement   Pension    Postretirement   Pension     Postretirement
                                          Benefits     Benefits       Benefits     Benefits       Benefits      Benefits
                                         ---------  ---------------  ---------  ---------------  ----------  ---------------
                                                                            (In millions)
Net periodic benefit costs:
Service costs...........................  $    169          $     6   $    203            $   9   $     217          $    15
Interest costs..........................       415               75        415               82         404               88
Settlement and curtailment costs (1)....         3                2          1               30          --               --
Expected return on plan assets..........      (509)             (72)      (527)             (74)       (538)             (80)
Amortization of net actuarial (gains)
 losses.................................       189               --        188               10         190               43
Amortization of prior service costs
 (credit)...............................        (1)             (22)        (1)              (6)         (1)              (3)
Allocated to affiliates.................       (48)               1        (64)              (9)        (59)             (18)
                                         ---------  ---------------  ---------  ---------------  ----------  ---------------
 Total net periodic benefit costs
   (credit).............................       218              (10)       215               42         213               45
                                         ---------  ---------------  ---------  ---------------  ----------  ---------------
Other changes in plan assets and
 benefit obligations recognized in OCI:
Net actuarial (gains) losses............       181             (148)       176             (121)         50             (156)
Prior service costs (credit)............        --               --        (11)             (40)         --               (7)
Dispositions (2)........................        --               --        (32)               2          --               --
Amortization of net actuarial (gains)
 losses.................................      (189)              --       (188)             (10)       (190)             (43)
Amortization of prior service (costs)
 credit.................................         1               22          1                6           1                3
                                         ---------  ---------------  ---------  ---------------  ----------  ---------------
 Total recognized in OCI................        (7)            (126)       (54)            (163)       (139)            (203)
                                         ---------  ---------------  ---------  ---------------  ----------  ---------------
 Total recognized in net periodic
   benefit costs and OCI................  $    211          $  (136)  $    161            $(121)  $      74          $  (158)
                                         =========  ===============  =========  ===============  ==========  ===============

--------

(1) The Company recognized curtailment charges in 2016 on certain postretirement benefit plans in connection with the U.S. Retail Advisor Force Divestiture See Note 18.

(2) See Note 3.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit pension plans and other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $171 million and ($1) million, and ($6) million and ($19) million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


  Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                        Pension Benefits   Other Postretirement Benefits
                                    -------------------- -------------------------------
December 31, 2017
Weighted average discount rate.....        3.65%                      3.70%
Rate of compensation increase......    2.25% - 8.50%                   N/A
December 31, 2016
Weighted average discount rate.....        4.30%                      4.45%
Rate of compensation increase......    2.25% - 8.50%                   N/A

     Assumptions used in determining net periodic benefit costs were as follows:

                                                             Pension Benefits   Other Postretirement Benefits
                                                         -------------------- -------------------------------
Year Ended December 31, 2017
Weighted average discount rate..........................        4.30%                      4.45%
Weighted average expected rate of return on plan assets.        6.00%                      5.36%
Rate of compensation increase...........................    2.25% - 8.50%                   N/A
Year Ended December 31, 2016
Weighted average discount rate..........................        4.13%                      4.37%
Weighted average expected rate of return on plan assets.        6.00%                      5.53%
Rate of compensation increase...........................    2.25% - 8.50%                   N/A
Year Ended December 31, 2015
Weighted average discount rate..........................        4.10%                      4.10%
Weighted average expected rate of return on plan assets.        6.25%                      5.70%
Rate of compensation increase...........................    2.25% - 8.50%                   N/A

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected rate of return on plan assets for use in that plan's valuation in 2018 is currently anticipated to be 5.75% for pension benefits and 5.11% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                            December 31,
                                                            ---------------------------------------------
                                                                     2017                   2016
                                                            ---------------------- ----------------------
                                                               Before   Age 65 and    Before   Age 65 and
                                                             Age 65      older      Age 65      older
                                                            --------- ------------ --------- ------------
Following year.............................................      5.6%         6.6%      6.8%          13%
Ultimate rate to which cost increase is assumed to decline.      4.0%         4.3%      4.0%         4.3%
Year in which the ultimate trend rate is reached...........      2086         2098      2077         2092

     Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2017:

                                                            One Percent   One Percent
                                                            Increase      Decrease
                                                          ------------- -------------
                                                                 (In millions)
Effect on total of service and interest costs components.    $        9  $        (8)
Effect of accumulated postretirement benefit obligations.    $      186  $      (154)

  Plan Assets

     The Company provides MetLife employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

     The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any of the given Managers.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maximizing the Invested Plan's funded status;
  (ii) minimizing the volatility of the Invested Plan's funded status;
  (iii) generating asset returns that exceed liability increases; and
  (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of the Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and recommend asset allocations.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

     The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2017 for the Invested Plans:

                                                            December 31,
                          ---------------------------------------------------------------------------------
                                            2017                                     2016
                          ----------------------------------------- ---------------------------------------
                                               Other Postretirement                    Other Postretirement
                             Pension Benefits         Benefits (1)    Pension Benefits       Benefits (1)
                          -------------------- -------------------- ------------------ --------------------
                                     Actual               Actual          Actual              Actual
                            Target  Allocation   Target  Allocation     Allocation          Allocation
                          -------- ----------- -------- ----------- ------------------ --------------------
Asset Class
Fixed maturity securities   82%          82%        85%         84%                81%                  76%
Equity securities (2)....   10%          10%        15%         15%                11%                  24%
Alternative
 securities (3)..........    8%           8%        --%          1%                 8%                  --%
                                   -----------          ----------- ------------------ --------------------
 Total assets............               100%                   100%               100%                 100%
                                   ===========          =========== ================== ====================

--------

(1) Other postretirement benefits do not reflect postretirement life insurance plan assets invested in fixed maturity securities.

(2) Equity securities percentage includes derivative assets.

(3) Alternative securities primarily include hedge, private equity and real estate funds.

  Estimated Fair Value

     The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as described in Note 10, based upon the significant input with the lowest level in its valuation. The Level 2 asset category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate accounts is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities. The Level 3 asset category includes separate accounts that are invested in assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The pension and other postretirement plan assets measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                    December 31, 2017
                                   -----------------------------------------------------------------------------------
                                               Pension Benefits                    Other Postretirement Benefits
                                   ----------------------------------------- -----------------------------------------
                                       Fair Value Hierarchy                      Fair Value Hierarchy
                                   -----------------------------             -----------------------------
                                                                    Total                                     Total
                                                                  Estimated                                 Estimated
                                     Level 1   Level 2   Level 3  Fair Value   Level 1   Level 2   Level 3  Fair Value
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
                                                                      (In millions)
Assets
Fixed maturity securities:
Corporate.........................  $    --   $  3,726   $    1    $  3,727    $   20    $  362    $  --     $    382
U.S. government bonds.............    1,256        528       --       1,784       269         6       --          275
Foreign bonds.....................       --        937       --         937        --        94       --           94
Federal agencies..................       35        134       --         169        --        17       --           17
Municipals........................       --        335       --         335        --        28       --           28
Short-term investments............      135        192       --         327         8       391       --          399
Other (1).........................        7        383        9         399        --        68       --           68
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
  Total fixed maturity securities.    1,433      6,235       10       7,678       297       966       --        1,263
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
Equity securities:
Common stock - domestic...........      480         91       --         571        80        --       --           80
Common stock - foreign............      317         --        3         320        73        --       --           73
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
  Total equity securities.........      797         91        3         891       153        --       --          153
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
Other investments.................       --        144      622         766        --         9       --            9
Derivative assets.................       33          2        1          36         1        --       --            1
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
  Total assets....................  $ 2,263   $  6,472   $  636    $  9,371    $  451    $  975    $  --     $  1,426
                                   ========= ========= ========= =========== ========= ========= ========= ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

                                                                    December 31, 2016
                                   ------------------------------------------------------------------------------------
                                                Pension Benefits                    Other Postretirement Benefits
                                   ------------------------------------------ -----------------------------------------
                                        Fair Value Hierarchy                      Fair Value Hierarchy
                                   ------------------------------             -----------------------------
                                                                     Total                                     Total
                                                                   Estimated                                 Estimated
                                     Level 1   Level 2    Level 3  Fair Value   Level 1   Level 2   Level 3  Fair Value
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
                                                                      (In millions)
Assets
Fixed maturity securities:
Corporate.........................  $     --  $  3,406    $   --    $  3,406    $   20    $  305    $  --     $    325
U.S. government bonds.............     1,655         4        --       1,659       210         1       --          211
Foreign bonds.....................        --       775        --         775        --        72       --           72
Federal agencies..................        --       196        --         196        --        28       --           28
Municipals........................        --       313        --         313        --        23       --           23
Short-term investments............       118       212        --         330        13       416       --          429
Other (1).........................        --       362         9         371        --        55       --           55
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
  Total fixed maturity securities.     1,773     5,268         9       7,050       243       900       --        1,143
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
Equity securities:
Common stock - domestic...........       474        --        --         474       113        --       --          113
Common stock - foreign............       380        --        --         380       122        --       --          122
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
  Total equity securities.........       854        --        --         854       235        --       --          235
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
Other investments.................        --       105       634         739        --        --       --           --
Derivative assets.................        16        (2)       64          78         1        --       --            1
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
  Total assets....................  $  2,643  $  5,371    $  707    $  8,721    $  479    $  900    $  --     $  1,379
                                   ========= =========  ========= =========== ========= ========= ========= ===========

-------------

(1) Other primarily includes money market securities, mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                  --------------------------------------------------------------------
                                                                            Pension Benefits
                                                  --------------------------------------------------------------------
                                                                                      Equity
                                                     Fixed Maturity Securities      Securities
                                                  ------------------------------    ----------
                                                                                       Common
                                                                Foreign               Stock -      Other       Derivative
                                                   Corporate     Bonds    Other (1)   Foreign    Investments    Assets
                                                  ----------   --------  ---------- ---------- ------------- ------------
                                                                       (In millions)
Balance, January 1, 2016.........................   $    78     $    17    $    7    $    --      $    722      $    75
Realized gains (losses)..........................         3          --        --         --            (1)           3
Unrealized gains (losses)........................         3          (4)        1         --            32          (18)
Purchases, sales, issuances and settlements, net.       (22)         (3)       --         --          (119)           6
Transfers into and/or out of Level 3.............       (62)        (10)        1         --            --           (2)
                                                  ----------   --------  ---------- ---------- ------------- ------------
Balance, December 31, 2016.......................   $    --     $    --    $    9    $    --      $    634      $    64
Realized gains (losses)..........................       (10)         --        --          2            --          (22)
Unrealized gains (losses)........................        10          --        --         --           (12)           6
Purchases, sales, issuances and settlements, net.        --          --         7         (4)           --          (47)
Transfers into and/or out of Level 3.............         1          --        (7)         5            --           --
                                                  ----------   --------  ---------- ---------- ------------- ------------
Balance, December 31, 2017.......................   $     1     $    --    $    9    $     3      $    622      $     1
                                                  ==========   ========  ========== ========== ============= ============

--------

(1) Other includes ABS and collateralized mortgage obligations.

     For the years ended December 31, 2017 and 2016, there were no other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs.

  Expected Future Contributions and Benefit Payments

     It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2018. The Company expects to make discretionary contributions to the qualified pension plan of $150 million in 2018. For information on employer contributions, see "-- Obligations and Funded Status."

     Benefit payments due under the nonqualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2018.

     Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $50 million towards benefit obligations in 2018 to pay postretirement medical claims.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                               Pension Benefits   Other Postretirement Benefits
                           -------------------- -------------------------------
                                              (In millions)
 2018.....................     $            562                  $           85
 2019.....................     $            571                  $           88
 2020.....................     $            587                  $           88
 2021.....................     $            591                  $           87
 2022.....................     $            606                  $           88
 2023-2027................     $          3,227                  $          443

  Additional Information

     As previously discussed, most of the assets of the pension benefit plans are held in a group annuity contract issued by the Company while some of the assets of the postretirement benefit plans are held in a trust which largely utilizes life insurance contracts issued by the Company to hold such assets. Total revenues from these contracts recognized on the consolidated statements of operations were $56 million, $57 million and $55 million for the years ended December 31, 2017, 2016 and 2015, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $1.1 billion, $660 million and ($130) million for the years ended December 31, 2017, 2016 and 2015, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

   The Company sponsors defined contribution plans for substantially all MetLife employees under which a portion of employee contributions are matched. The Company contributed $65 million, $73 million and $72 million for the years ended December 31, 2017, 2016 and 2015, respectively.

15. Income Tax

   On December 22, 2017, President Trump signed into law U.S. Tax Reform. U.S. Tax Reform includes numerous changes in tax law, including a permanent reduction in the federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018. U.S. Tax Reform moves the United States from a worldwide tax system to a participation exemption system by providing corporations a 100% dividends received deduction ("DRD") for dividends distributed by a controlled foreign corporation. To transition to that new system, U.S. Tax Reform imposes a one-time deemed repatriation tax on unremitted earnings and profits at a rate of 8.0% for illiquid assets and 15.5% for cash and cash equivalents.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   The incremental financial statement impact related to U.S. Tax Reform was as follows:

                                                                                    U.S. Tax Reform
                                                                                    ---------------
                                                                                     (In millions)
Income (loss) before provision for income tax......................................  $        (66)
Provision for income tax expense (benefit):
Deferred tax revaluation...........................................................        (1,112)
                                                                                    ---------------
 Total provision for income tax expense (benefit)..................................        (1,112)
                                                                                    ---------------
Income (loss), net of income tax...................................................          1,046
Income tax (expense) benefit related to items of other comprehensive income (loss).            133
                                                                                    ---------------
Increase to net equity from U.S. Tax Reform........................................  $       1,179
                                                                                    ===============

   In accordance with SAB 118 issued by the U.S. Securities and Exchange Commission ("SEC") in December 2017, the Company has recorded provisional amounts for certain items for which the income tax accounting is not complete. For these items, the Company has recorded a reasonable estimate of the tax effects of U.S. Tax Reform. The estimates will be reported as provisional amounts during a measurement period, which will not exceed one year from the date of enactment of U.S. Tax Reform. The Company may reflect adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts.

   The following items are considered provisional estimates due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis will be required to complete the accounting for these items:

   . Deemed Repatriation Transition Tax - The Company has recorded a $1 million charge for this item.

   . Global Intangible Low-Tax Income - U.S. Tax Reform imposes a minimum tax on global intangible low-tax income, which is generally the excess income of foreign subsidiaries over a 10% rate of routine return on tangible business assets. The Company has not yet formally adopted an accounting policy for this item. For the year ended December 31, 2017, the Company did not record a tax charge and tax incurred in future periods related to global intangible low-tax income will be recorded in the period incurred.

   . Compensation and Fringe Benefits - U.S. Tax Reform limits certain employer deductions for fringe benefit and related expenses and also repeals the exception allowing the deduction of certain performance-based compensation paid to certain senior executives. The Company has recorded an $8 million tax charge, included within the deferred tax revaluation.

   . Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded over the next few years. However, pursuant to the requirements of the Balanced Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of 6.6%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. The Company has recorded a $7 million tax charge included within the deferred tax revaluation.

 . Tax Credit Partnerships - Certain tax credit partnership investments derive returns in part from income tax credits. The Company recognizes changes in tax attributes at the partnership level when reported by the investee in its financial information. U.S. Tax Reform may impact the tax attributes of tax credit partnerships. However, investee financial information is not yet available to enable the Company to determine the impacts of U.S. Tax Reform. Accordingly, the Company has applied prior law to these equity method investments in accordance with SAB 118. During the one year measurement period under SAB 118, the impacts of U.S. Tax Reform will be recognized as the investee financial information is made available.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


  The provision for income tax was as follows:

                                                  Years Ended December 31,
                                                  -------------------------
                                                    2017     2016    2015
                                                  --------  ------  -------
                                                        (In millions)
     Current:
     Federal.....................................  $ 1,511   $ 675   $1,384
     State and local.............................        4       5       20
     Foreign.....................................       14      40       36
                                                  --------  ------  -------
      Subtotal...................................    1,529     720    1,440
                                                  --------  ------  -------
     Deferred:
     Federal.....................................   (2,099)   (539)     296
     Foreign.....................................        9      18       27
                                                  --------  ------  -------
      Subtotal...................................   (2,090)   (521)     323
                                                  --------  ------  -------
      Provision for income tax expense (benefit).  $  (561)  $ 199   $1,763
                                                  ========  ======  =======

  The Company's income (loss) before income tax expense (benefit) from domestic and foreign operations was as follows:

                                    Years Ended December 31,
                                   --------------------------
                                     2017      2016    2015
                                   --------  -------  -------
                                         (In millions)
                   Income (loss):
                   Domestic.......  $ 4,045   $2,379   $4,409
                   Foreign........   (1,079)    (438)      72
                                   --------  -------  -------
                    Total.........  $ 2,966   $1,941   $4,481
                                   ========  =======  =======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                  Years Ended December 31,
                                                 -------------------------
                                                   2017     2016     2015
                                                 --------  ------  -------
                                                       (In millions)
    Tax provision at U.S. statutory rate........  $ 1,039   $ 679   $1,569
    Tax effect of:
    Dividend received deduction.................      (65)    (79)     (82)
    Tax-exempt income...........................      (49)    (38)     (24)
    Prior year tax (1)..........................      (29)    (33)     558
    Low income housing tax credits..............     (278)   (270)    (221)
    Other tax credits...........................     (101)    (98)     (68)
    Foreign tax rate differential...............       --       1       (4)
    Change in valuation allowance...............       --      (1)      (1)
    U.S. Tax Reform impact (2)..................   (1,089)     --       --
    Other, net..................................       11      38       36
                                                 --------  ------  -------
     Provision for income tax expense (benefit).  $  (561)  $ 199   $1,763
                                                 ========  ======  =======

--------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

(1) As discussed further below, for the year ended December 31, 2015, prior year tax includes a $557 million non-cash charge related to an uncertain tax position.

(2) U.S. Tax Reform impact of ($1.1) billion excludes ($23) million of tax provision at the U.S. statutory rate for a total tax reform benefit of ($1.1) billion.

  Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                     ------------------
                                                       2017      2016
                                                     --------  --------
                                                        (In millions)
       Deferred income tax assets:
       Policyholder liabilities and receivables.....  $ 1,361   $   292
       Net operating loss carryforwards.............       23        27
       Employee benefits............................      595       828
       Tax credit carryforwards.....................    1,127       947
       Litigation-related and government mandated...      117       212
       Other........................................      437       460
                                                     --------  --------
         Total gross deferred income tax assets.....    3,660     2,766
       Less: Valuation allowance....................       20        20
                                                     --------  --------
         Total net deferred income tax assets.......    3,640     2,746
                                                     --------  --------
       Deferred income tax liabilities:
       Investments, including derivatives...........    1,989     1,234
       Intangibles..................................       32        53
       DAC..........................................      673     1,150
       Net unrealized investment gains..............    2,313     2,693
       Other........................................        2         1
                                                     --------  --------
         Total deferred income tax liabilities......    5,009     5,131
                                                     --------  --------
         Net deferred income tax asset (liability)..  $(1,369)  $(2,385)
                                                     ========  ========

  The Company has not recorded an additional valuation allowance benefit or charge related to certain state net operating loss carryforwards for the year ended December 31, 2017. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


  The following table sets forth the domestic and state net operating loss carryforwards for tax purposes at December 31, 2017.

                                       Net Operating Loss Carryforwards
                                       --------------------------------
                                       Domestic          State
                                       --------          -----
                                       (In millions)
                          Expiration:
                          2018-2022...      $--           $ 49
                          2023-2027...       --             64
                          2028-2032...       --             13
                          2033-2037...       12              2
                          Indefinite..       --             --
                                       --------          -----
                                            $12           $128
                                            ==            ===

  The following table sets forth the general business credits, foreign tax credits, and other credit carryforwards for tax purposes at December 31, 2017.

                                  Tax Credit Carryforwards
                         ------------------------------------------
                         General Business
                             Credits      Foreign Tax Credits Other
                         ---------------- ------------------- -----
                                       (In millions)
            Expiration:
            2018-2022...           $   --                 $10  $ --
            2023-2027...               --                  88    --
            2028-2032...              232                  --    --
            2033-2037...              832                  --    --
            Indefinite..               --                  --   194
                         ---------------- ------------------- -----
                                   $1,064                 $98  $194
                         ================ =================== =====

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates included $203 million and $60 million for the years ended December 31, 2017 and 2016, respectively.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for i) 2000 through 2002 where the IRS disallowance relates to certain tax credits claimed, for which in April 2015, the Company received a Statutory Notice of Deficiency (the "Notice") and paid the tax thereon in September 2015 (see note
(1) below); and ii) 2003 through 2006, where the IRS disallowance relates predominantly to certain tax credits claimed and the Company is engaged with IRS Appeals. Management believes it has established adequate tax liabilities and final resolution for the years 2000 through 2006 is not expected to have a material impact on the Company's consolidated financial statements. The IRS audit cycle for the years 2007-2009, which began in December of 2015, is scheduled to conclude in 2018.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, federal tax legislation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                          Years Ended December 31,
                                                                               ---------------------------------------------
                                                                                    2017           2016            2015
                                                                               -------------  -------------  ---------------
                                                                                               (In millions)
Balance at January 1,.........................................................  $        931   $      1,075   $          546
Additions for tax positions of prior years (1)................................            --              7              558
Reductions for tax positions of prior years (2)...............................           (38)          (109)              --
Additions for tax positions of current year...................................             4              6                4
Reductions for tax positions of current year..................................            (1)            --               --
Settlements with tax authorities..............................................            (6)           (48)             (33)
                                                                               -------------  -------------  ---------------
Balance at December 31,.......................................................  $        890   $        931   $        1,075
                                                                               =============  =============  ===============
Unrecognized tax benefits that, if recognized would impact the effective rate.  $        890   $        931   $        1,060
                                                                               =============  =============  ===============

--------

(1) The significant increase in 2015 is related to a non-cash charge the Company recorded to net income of $792 million, net of tax. The charge was related to an uncertain tax position and was comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million ($235 million, net of tax) charge included in other expenses. This charge is the result of the Company's consideration of certain decisions of the U.S. Court of Appeals for the Second Circuit upholding the disallowance of foreign tax credits claimed by other corporate entities not affiliated with the Company. The Company's action relates to tax years from 2000 to 2009, during which MLIC held non-U.S. investments in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture at the time.

(2) Included for 2016 is the impact of the dividend by Metropolitan Life Insurance Company of all of the issued and outstanding shares of common stock of each of NELICO and GALIC to MetLife, Inc.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest was as follows:

                                                                               Years Ended December 31,
                                                                           --------------------------------
                                                                             2017       2016        2015
                                                                           --------- ----------  ----------
                                                                                    (In millions)
Interest recognized on the consolidated statements of operations (1)...... $      47 $      (33) $      382

                                                                                          December 31,
                                                                                     ----------------------
                                                                                        2017        2016
                                                                                     ----------  ----------
                                                                                         (In millions)
Interest included in other liabilities on the consolidated balance sheets.           $      653  $      606

--------

(1) The significant increase in 2015 is related to the non-cash charge discussed above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The Company had no penalties for the years ended December 31, 2017, 2016 and 2015.

   There has been no change in the Company's position on the disallowance of its foreign tax credits by the IRS. The Company continues to contest the disallowance of these foreign tax credits by the IRS as management believes the facts strongly support the Company's position. The Company will defend its position vigorously and does not expect any additional charges related to this matter.

   Also related to the aforementioned foreign tax credit matter, on April 9, 2015, the IRS issued the Notice to the Company. The Notice asserted that the Company owes additional taxes and interest for 2000 through 2002 primarily due to the disallowance of foreign tax credits. The transactions that are the subject of the Notice continue through 2009, and it is likely that the IRS will seek to challenge these later periods. On September 18, 2015, the Company paid the assessed tax and interest of $444 million for 2000 through 2002. On November 19, 2015, $9 million of this amount was refunded from the IRS as an overpayment of interest. On May 30, 2017, the Company filed a claim for refund with the IRS for the remaining tax and interest.

   Prior to U.S. Tax Reform, the DRD related to variable life insurance and annuity contracts was generally based on a company specific percentage referred to as the company's share. The calculation of this amount was subject to significant dispute between taxpayers and the IRS. U.S. Tax Reform eliminated this dispute by fixing the calculation to a specific percentage subsequent to 2017.

   For the years ended December 31, 2017, 2016 and 2015, the Company recognized an income tax benefit of $60 million, $75 million and $76 million, respectively, related to the separate account DRD. The 2017 benefit included an expense of $1 million related to a true-up of the 2016 tax return.

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will view the relevant evidence and applicable law.

     The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2017. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Matters as to Which an Estimate Can Be Made

      For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual. As of December 31, 2017, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $325 million.

   Matters as to Which an Estimate Cannot Be Made

      For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

      Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                             December 31,
                                             --------------------------------------------
                                                  2017           2016           2015
                                             -------------- -------------- --------------
                                                (In millions, except number of claims)
Asbestos personal injury claims at year end.         62,930         67,223         67,787
Number of new claims during the year........          3,514          4,146          3,856
Settlement payments during the year (1).....  $        48.6  $        50.2  $        56.1

--------

(1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2017. Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims to $551 million at December 31, 2017.

   Regulatory Matters

      The Company receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA"). The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

     In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County,
     Florida

        In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. In September 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party agreed to be responsible for certain environmental testing at the Chemform Site. The EPA may seek additional costs if the environmental testing identifies issues. The EPA and Metropolitan Life Insurance Company have reached a settlement in principal on the EPA's claim for past costs. The Company estimates that the aggregate cost to resolve this matter, including the settlement for claims of past costs and the costs of environmental testing, will not exceed $300 thousand.

     Sales Practices Regulatory Matters.

        Regulatory authorities in a number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

     Unclaimed Property Litigation

        Alleging that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the New York False Claims Act (the "Act") by filing false unclaimed property reports from 1986 to 2017 with New York to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualization in the late 1990s, Total Asset Recovery Services ("The Relator") has brought an action under the qui tam provision of the Act on behalf of itself and New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The Relator seeks treble damages and other relief. The Company intends to defend this action vigorously.

   Total Control Accounts Litigation

        Metropolitan Life Insurance Company is a defendant in a lawsuit related to its use of retained asset accounts, known as TCAs, as a settlement option for death benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


     Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17,
     2014)

        Plaintiff filed this class action lawsuit on behalf of all persons for whom Metropolitan Life Insurance Company established a TCA, to pay death benefits under an ERISA plan. The action alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits under some group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiff seeks disgorgement of profits that Metropolitan Life Insurance Company realized on accounts owned by members of the class. In addition, plaintiff, on behalf of a subgroup of the class, seeks interest under Georgia's delayed settlement interest statute, alleging that the use of the TCA as the settlement option did not constitute payment. On September 27, 2016, the court denied Metropolitan Life Insurance Company's summary judgment motion in full and granted plaintiff's partial summary judgment motion. On September 29, 2017, the court certified a nationwide class. The court also certified a Georgia subclass. The Company intends to defend this action vigorously.

   Inquiries into Pension Benefits

     The Company informed its primary state regulator, the New York State Department of Financial Services ("NYDFS"), about its practices in connection with the payment of certain pension benefits to annuitants and related matters. The NYDFS is examining the issue. The Division of Enforcement of the SEC is also investigating this matter and several additional regulators, including, but not limited to, the Massachusetts Securities Division, have made inquiries into these practices, including as to related disclosures. It is possible that other jurisdictions may pursue similar investigations or inquiries. On February 13, 2018, the Company announced that in connection with a review of practices and procedures used to estimate reserves related to certain RIS group annuitants who have been unresponsive or missing over time, the Company had identified a material weakness in its internal control over financial reporting related to certain RIS group annuity reserves. In conjunction with the material weakness, the Company increased reserves by $510 million pre-tax to reinstate reserves previously released, and to reflect accrued interest and other related liabilities. See Note 1.

     The Company is exposed to regulatory investigations, and could be exposed to additional legal actions. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities, ERISA, or other laws or regulations. The Company could incur significant costs in connection with these actions. The Company's increase in reserves does not reflect, and the Company has not recorded an accrual for, any such potential amounts. An estimate of the possible loss or range of loss cannot be made at this time.

   Other Litigation

     Sun Life Assurance Company of Canada Indemnity Claim

        In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company that were subsequently transferred to Sun Life. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties agreed to consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto alleging sales practices claims regarding the policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that another purported class action lawsuit was filed against Sun Life in Vancouver, BC alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


     Voshall v. Metropolitan Life Insurance Company (Superior Court of the State of California, County of Los Angeles, April 8, 2015)

        Plaintiff filed this putative class action lawsuit on behalf of himself and all persons covered under a long-term group disability income insurance policy issued by Metropolitan Life Insurance Company to public entities in California between April 8, 2011 and April 8, 2015. Plaintiff alleges that Metropolitan Life Insurance Company improperly reduced benefits by including cost of living adjustments and employee paid contributions in the employer retirement benefits and other income that reduces the benefit payable under such policies. Plaintiff asserts causes of action for declaratory relief, violation of the California Business & Professions Code, breach of contract and breach of the implied covenant of good faith and fair dealing. The Company intends to defend this action vigorously.

     Martin v. Metropolitan Life Insurance Company (Superior Court of the State of California, County of Contra Costa, filed December 17, 2015)

        Plaintiffs filed this putative class action lawsuit on behalf of themselves and all California persons who have been charged compound interest by Metropolitan Life Insurance Company in life insurance policy and/or premium loan balances within the last four years. Plaintiffs allege that Metropolitan Life Insurance Company has engaged in a pattern and practice of charging compound interest on life insurance policy and premium loans without the borrower authorizing such compounding, and that this constitutes an unlawful business practice under California law. Plaintiffs assert causes of action for declaratory relief, violation of California's Unfair Competition Law and Usury Law, and unjust enrichment. Plaintiffs seek declaratory and injunctive relief, restitution of interest, and damages in an unspecified amount. On April 12, 2016, the court granted Metropolitan Life Insurance Company's motion to dismiss. Plaintiffs have appealed this ruling.

     Lau v. Metropolitan Life Insurance Company (S.D.N.Y. filed, December 3,
     2015)

        This putative class action lawsuit was filed by a single defined contribution plan participant on behalf of all ERISA plans whose assets were invested in Metropolitan Life Insurance Company's "Group Annuity Contract Stable Value Funds" within the past six years. The suit alleges breaches of fiduciary duty under ERISA and challenges the "spread" with respect to the stable value fund group annuity products sold to retirement plans. The allegations focus on the methodology Metropolitan Life Insurance Company uses to establish and reset the crediting rate, the terms under which plan participants are permitted to transfer funds from a stable value option to another investment option, the procedures followed if an employer terminates a contract, and the level of disclosure provided. Plaintiff seeks declaratory and injunctive relief, as well as damages in an unspecified amount. The parties have settled and the court has dismissed the action.

     Newman v. Metropolitan Life Insurance Company (N.D. Ill., filed March 23,
     2016)

        Plaintiff filed this putative class action alleging causes of action for breach of contract, fraud, and violations of the Illinois Consumer Fraud and Deceptive Business Practices Act, based on Metropolitan Life Insurance Company's class-wide increase in premiums charged for long-term care insurance policies. Plaintiff alleges a class consisting of herself and all persons over age 65 who selected a Reduced Pay at Age 65 payment feature and whose premium rates were increased after age 65. Plaintiff asserts that premiums could not be increased for these class members and/or that marketing material was misleading as to Metropolitan Life Insurance Company's right to increase premiums. Plaintiff seeks unspecified compensatory, statutory and punitive damages as well as recessionary and injunctive relief. On April 12, 2017, the court granted Metropolitan Life Insurance Company's motion, dismissing the action with prejudice. Plaintiff appealed this ruling to the United States Court of Appeals for the Seventh Circuit and on February 6, 2018, the Seventh Circuit reversed and remanded for further proceedings, ruling that plaintiff is entitled to relief on her contract claim.

     Miller, et al. v. MetLife, Inc., et al. (C.D. Cal., filed April 7, 2017)

        Plaintiffs filed this putative class action against MetLife, Inc. and Metropolitan Life Insurance Company in the U.S. District Court for the Central District of California, purporting to assert claims on behalf of all persons who replaced their MetLife Optional Term Life or Group Universal Life policy with a Group Variable Universal Life policy wherein MetLife allegedly charged smoker rates for certain non-smokers. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. On September 25, 2017, plaintiffs dismissed the action and refiled the complaint in U.S. District Court for the Southern District of New York. On November 9, 2017, plaintiffs dismissed MetLife, Inc. without prejudice from the action. Metropolitan Life Insurance Company intends to defend this action vigorously.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


     Julian & McKinney v. Metropolitan Life Insurance Company (S.D.N.Y., filed February 9, 2017)

        Plaintiffs filed this putative class and collective action on behalf of themselves and all current and former long-term disability ("LTD") claims specialists between February 2011 and the present for alleged wage and hour violations under the Fair Labor Standards Act, the New York Labor Law, and the Connecticut Minimum Wage Act. The suit alleges that Metropolitan Life Insurance Company improperly reclassified the plaintiffs and similarly situated LTD claims specialists from non-exempt to exempt from overtime pay in November 2013. As a result, they and members of the putative class were no longer eligible for overtime pay even though they allege they continued to work more than 40 hours per week. The Company intends to defend this action vigorously.

     Sales Practices Claims

        Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds, other products or the misuse of client assets. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

   Summary

      Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Insolvency Assessments

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


     Assets and liabilities held for insolvency assessments were as follows:

                                                        December 31,
                                                  -------------------------
                                                      2017         2016
                                                  ------------ ------------
                                                        (In millions)
    Other Assets:
    Premium tax offset for future discounted and
     undiscounted assessments....................  $        51  $        24
    Premium tax offsets currently available for
     paid assessments............................           49           32
                                                  ------------ ------------
     Total.......................................  $       100  $        56
                                                  ============ ============
    Other Liabilities:
    Insolvency assessments.......................  $        66  $        37
                                                  ============ ============

Commitments

  Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology, aircrafts and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                                    Amount
                                                ---------------
                                                 (In millions)
                 2018..........................  $          144
                 2019..........................             130
                 2020..........................             134
                 2021..........................             132
                 2022..........................             130
                 Thereafter....................             673
                                                ---------------
                  Total........................  $        1,343
                                                ===============

     In 2017, the Company assigned certain leases to an affiliate, effective January 1, 2018. The future minimum gross rental payments associated with those leases have been omitted from the above table. The Company, as assignor, remains liable under the leases to the extent that the affiliate, as assignee, cannot meet any obligations.

     Total minimum rental payments to be received in the future under non-cancelable subleases were $546 million as of December 31, 2017. Operating lease expense was $187 million, $204 million, and $191 million for the years ended December 31, 2017, 2016, and 2015, respectively.

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.3 billion and $3.9 billion at December 31, 2017 and 2016, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $3.9 billion and $4.2 billion at December 31, 2017 and 2016, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $127 million, with a cumulative maximum of $407 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $4 million and $5 million at December 31, 2017 and 2016, respectively, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2017 and 2016 are summarized in the table below:

                                                                            Three Months Ended
                --------------------------------------------------------------------------------------------------------
                            March 31,                          June 30,                         September 30,
                --------------------------------- ---------------------------------  ----------------------------------
                    As                                As                                 As
                Previously                 As     Previously                  As     Previously                  As
                 Reported  Revisions (1) Revised   Reported  Revisions (1)  Revised   Reported  Revisions (1)  Revised
                ---------- ------------- -------- ---------- ------------- --------  ---------- ------------- ---------
                                                                               (In millions)
2017

 Total
 revenues......  $  8,645      $  --     $  8,645  $  9,342      $  --     $  9,342  $  10,286     $    --    $  10,286

 Total
 expenses......  $  7,972      $   6     $  7,978  $  8,528      $   6     $  8,534  $   9,356     $    55    $   9,411
Net
 income
 (loss)........  $    551      $  (4)    $    547  $    648      $  (4)    $    644  $     743     $   (35)   $     708

 Less:
 Net
 income
 (loss)
 attributable
 to
 noncontrolling
 interests.....  $      1      $  --     $      1  $      2      $  --     $      2  $       5     $    --    $       5
Net
 income
 (loss)
 attributable
 to
 Metropolitan
 Life
 Insurance
 Company.......  $    550      $  (4)    $    546  $    646      $  (4)    $    642  $     738     $   (35)   $     703
2016

 Total
 revenues......  $  8,794      $  --     $  8,794  $  9,082      $  --     $  9,082  $   9,876     $    --    $   9,876

 Total
 expenses......  $  8,196      $   9     $  8,205  $  8,749      $   4     $  8,753  $   9,123     $     3    $   9,126
Net
 income
 (loss)........  $    496      $  (6)    $    490  $    326      $  (3)    $    323  $     630     $    (2)   $     628

 Less:
 Net
 income
 (loss)
 attributable
 to
 noncontrolling
 interests.....  $     --      $  --     $     --  $     (2)     $  --     $     (2) $      (7)    $    --    $      (7)
Net
 income
 (loss)
 attributable
 to
 Metropolitan
 Life
 Insurance
 Company.......  $    496      $  (6)    $    490  $    328      $  (3)    $    325  $     637     $    (2)   $     635

                ----------------------------------
                           December 31,
                ---------------------------------
                    As
                Previously                  As
                 Reported  Revisions (1)  Revised
                ---------- ------------- --------

2017

 Total
 revenues......  $  8,952      $  --     $  8,952

 Total
 expenses......  $  8,336      $  --     $  8,336
Net
 income
 (loss)........  $  1,628      $  --     $  1,628

 Less:
 Net
 income
 (loss)
 attributable
 to
 noncontrolling
 interests.....  $     (6)     $  --     $     (6)
Net
 income
 (loss)
 attributable
 to
 Metropolitan
 Life
 Insurance
 Company.......  $  1,634      $  --     $  1,634
2016

 Total
 revenues......  $  8,738      $  --     $  8,738

 Total
 expenses......  $  8,459      $   6     $  8,465
Net
 income
 (loss)........  $    304      $  (3)    $    301

 Less:
 Net
 income
 (loss)
 attributable
 to
 noncontrolling
 interests.....  $      1      $  --     $      1
Net
 income
 (loss)
 attributable
 to
 Metropolitan
 Life
 Insurance
 Company.......  $    303      $  (3)    $    300

--------

(1) See Note 1 for information on prior period revisions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

18. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.2 billion, $2.1 billion and $2.1 billion for the years ended December 31, 2017, 2016 and 2015, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $93 million, $138 million and $135 million for the years ended December 31, 2017, 2016 and 2015, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $141 million, $113 million and $151 million for the years ended December 31, 2017, 2016 and 2015, respectively.

   The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.4 billion for the year ended December 31, 2017 and $1.5 billion for both of the years ended December 31, 2016, and 2015, and were reimbursed to the Company by these affiliates.

   The Company had net payables to affiliates, related to the items discussed above, of $205 million and $165 million at December 31, 2017 and 2016, respectively.

   See Notes 6, 8, 11, 12 and 14 for additional information on related party transactions.

Sales Distribution Services

   In July 2016, MetLife, Inc. completed the U.S. Retail Advisor Force Divestiture. MassMutual assumed all of the liabilities related to such assets and that arise or occur after the closing of the sale.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2017

                                 (In millions)

                                                                        Estimated        Amount at
                                                     Cost or             Fair            Which Shown on
                                                  Amortized Cost (1)     Value         Balance Sheet
Types of Investments                          ---------------------- -------------- --------------------
Fixed maturity securities:
Bonds:
U.S. government and agency securities........ $               35,021 $       38,545 $             38,545
Public utilities.............................                  6,721          7,626                7,626
State and political subdivision securities...                  6,310          7,551                7,551
Foreign government securities................                  3,887          4,502                4,502
All other corporate bonds....................                 70,159         75,178               75,178
                                              ---------------------- -------------- --------------------
  Total bonds................................                122,098        133,402              133,402
Mortgage-backed and asset-backed securities..                 34,933         35,988               35,988
Redeemable preferred stock...................                    778            882                  882
                                              ---------------------- -------------- --------------------
  Total fixed maturity securities............                157,809        170,272              170,272
                                              ---------------------- -------------- --------------------
Equity securities:
Common stock:
  Industrial, miscellaneous and all other....                  1,128          1,181                1,181
  Public utilities...........................                     62             70                   70
Non-redeemable preferred stock...............                    389            407                  407
                                              ---------------------- -------------- --------------------
  Total equity securities....................                  1,579          1,658                1,658
                                              ---------------------- -------------- --------------------
Mortgage loans...............................                 58,459                              58,459
Policy loans.................................                  6,006                               6,006
Real estate and real estate joint ventures...                  6,612                               6,612
Real estate acquired in satisfaction of debt.                     44                                  44
Other limited partnership interests..........                  3,991                               3,991
Short-term investments.......................                  3,155                               3,155
Other invested assets........................                 14,911                              14,911
                                              ----------------------                --------------------
   Total investments......................... $              252,566                $            265,108
                                              ======================                ====================

--------
(1) Cost or amortized cost for fixed maturity securities and mortgage loans represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III

               Consolidated Supplementary Insurance Information
                       December 31, 2017, 2016 and 2015

                                 (In millions)

                            Future Policy Benefits,
                             Other Policy-Related
                     DAC         Balances and       Policyholder Policyholder
                     and     Policyholder Dividend    Account     Dividends       Unearned        Unearned
Segment              VOBA         Obligation          Balances     Payable    Premiums (1), (2)  Revenue (1)
------------------ -------- ----------------------- ------------ ------------ ----------------- ------------
2017
U.S............... $    413        $         61,665   $   69,559     $     --      $        165     $     23
MetLife Holdings..    3,930                  66,753       24,380          499               162          179
Corporate & Other.        5                     294           --           --                --           --
                   -------- ----------------------- ------------ ------------ ----------------- ------------
  Total........... $  4,348        $        128,712   $   93,939     $    499      $        327     $    202
                   ======== ======================= ============ ============ ================= ============
2016
U.S............... $    421        $         58,234   $   66,643     $     --      $        133     $     30
MetLife Holdings..    4,317                  65,982       25,823          510               167          182
Corporate & Other.        5                     337           --           --                --           --
                   -------- ----------------------- ------------ ------------ ----------------- ------------
  Total........... $  4,743        $        124,553   $   92,466     $    510      $        300     $    212
                   ======== ======================= ============ ============ ================= ============
2015
U.S............... $    418        $         56,429   $   63,716     $     --      $        136     $     33
MetLife Holdings..    5,000                  70,276       29,827          621               171          201
Corporate & Other.      625                   1,506          877            3                 1          321
                   -------- ----------------------- ------------ ------------ ----------------- ------------
  Total........... $  6,043        $        128,211   $   94,420     $    624      $        308     $    555
                   ======== ======================= ============ ============ ================= ============

--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III

        Consolidated Supplementary Insurance Information -- (continued)
                       December 31, 2017, 2016 and 2015

                                 (In millions)

                                                     Policyholder    Amortization of
                                                     Benefits and        DAC and
                      Premiums and                    Claims and          VOBA
                     Universal Life       Net      Interest Credited   Charged to
                   and Investment-Type Investment   to Policyholder       Other          Other
Segment            Product Policy Fees   Income     Account Balances    Expenses      Expenses (1)
------------------ ------------------- ----------- ----------------- --------------- -------------
2017
U.S...............   $          20,500 $     6,012    $       22,019    $         56    $    2,680
MetLife Holdings..               4,643       4,758             6,004             185         2,293
Corporate & Other.                   9       (257)                 4              --         1,018
                   ------------------- ----------- ----------------- --------------- -------------
  Total...........   $          25,152 $    10,513    $       28,027    $        241    $    5,991
                   =================== =========== ================= =============== =============
2016
U.S...............   $          18,909 $     5,811    $       20,263    $         56    $    2,721
MetLife Holdings..               5,739       5,355             7,128             342         2,797
Corporate & Other.                 287        (83)               155              43         1,044
                   ------------------- ----------- ----------------- --------------- -------------
  Total...........   $          24,935 $    11,083    $       27,546    $        441    $    6,562
                   =================== =========== ================= =============== =============
2015
U.S...............   $          18,281 $     5,848    $       19,613    $         59    $    2,658
MetLife Holdings..               5,910       5,601             6,951             631         2,678
Corporate & Other.                 327          90               166              52         1,444
                   ------------------- ----------- ----------------- --------------- -------------
  Total...........   $          24,518 $    11,539    $       26,730    $        742    $    6,780
                   =================== =========== ================= =============== =============

--------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2017, 2016 and 2015

                             (Dollars in millions)

                                                                               % Amount
                                                                              Assumed
                             Gross Amount    Ceded     Assumed   Net Amount    to Net
                             ------------- ---------- ---------- ----------- ----------
2017
Life insurance in-force..... $   3,377,964 $  266,895 $  490,033 $ 3,601,102       13.6%
                             ============= ========== ========== ===========
Insurance premium
Life insurance (1).......... $      16,022 $    1,132 $    1,097 $    15,987        6.9%
Accident & health insurance.         7,040        121         19       6,938        0.3%
                             ------------- ---------- ---------- -----------
 Total insurance premium.... $      23,062 $    1,253 $    1,116 $    22,925        4.9%
                             ============= ========== ========== ===========
2016
Life insurance in-force..... $   3,013,618 $  277,693 $  777,037 $ 3,512,962       22.1%
                             ============= ========== ========== ===========
Insurance premium
Life insurance (1).......... $      14,931 $    1,101 $    1,668 $    15,498       10.8%
Accident & health insurance.         7,000        124         19       6,895        0.3%
                             ------------- ---------- ---------- -----------
 Total insurance premium.... $      21,931 $    1,225 $    1,687 $    22,393        7.5%
                             ============= ========== ========== ===========
2015
Life insurance in-force..... $   3,035,399 $  361,355 $  811,435 $ 3,485,479       23.3%
                             ============= ========== ========== ===========
Insurance premium
Life insurance (1).......... $      14,449 $    1,143 $    1,638 $    14,944       11.0%
Accident & health insurance.         7,048         99         41       6,990        0.6%
                             ------------- ---------- ---------- -----------
 Total insurance premium.... $      21,497 $    1,242 $    1,679 $    21,934        7.7%
                             ============= ========== ========== ===========

--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2017, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $16.2 billion and $1.3 billion, respectively, and life insurance premiums of $132 million and $122 million, respectively. For the year ended December 31, 2016, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $17.6 billion and $258.3 billion, respectively, and life insurance premiums of $45 million and $727 million, respectively. For the year ended December 31, 2015, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.1 billion and $276.7 billion, respectively, and life insurance premiums of $40 million and $701 million, respectively.

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                      METROPOLITAN LIFE INSURANCE COMPANY

                          PARAGON SEPARATE ACCOUNT B

    GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                               (MULTI MANAGER C)

                    SUPPLEMENT DATED APRIL 30, 2018 TO THE
                        PROSPECTUS DATED APRIL 30, 2018


FOR POLICIES ISSUED PRIOR TO MAY 1, 2006:

Policies issued prior to May 1, 2006 are subject to a guarantee. This guarantee was previously issued by General American Life Insurance Company ("General American"). Effective following the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company ("Met Tower Life") and Met Tower Life replaced General American as the issuer of the guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Policies. Information about the guarantee and Met Tower Life is contained in the prospectus for your Policy.

Please read this supplement and keep it with your prospectus for future reference. You may obtain another copy of the prospectus for your Policy, free of charge, by writing or calling us at our Administrative Office, MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128, or by calling
(800) 756-0124, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                     *****

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                               (MULTI MANAGER C)

                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

     Direct all correspondence and inquiries to the Administrative Office:

                                 Metlife GVUL
                                Mail Code A2-10
                            13045 Tesson Ferry Road
                              St. Louis, Mo 63128
                                (800) 756-0124

                                  PROSPECTUS

                                April 30, 2018

This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. In addition, we will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."


This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company ("Met Tower" or the "Guarantor") of MetLife's obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.


The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Divisions (Divisions may be referred to as "Investment Divisions" in your Policy and marketing materials) of Paragon Separate Account B (the "Separate Account"). Each Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate net premiums to the General Account.

A full description of the Funds is contained in the prospectus for each Fund. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 756-0124.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

     .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

     .   ARE NOT FEDERALLY INSURED;

     .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

     .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                      BRIGHTHOUSE FUNDS TRUST I (CLASS A)
            Brighthouse/Aberdeen Emerging Markets Equity Portfolio

                     BRIGHTHOUSE FUNDS TRUST II (CLASS A)
                    MetLife Russell 2000(R) Index Portfolio

                     DEUTSCHE VARIABLE SERIES I (CLASS A)
                      Deutsche CROCI(R) International VIP

                     DEUTSCHE VARIABLE SERIES II (CLASS A)
                     Deutsche Government Money Market VIP

            FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)
                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                            Freedom 2010 Portfolio
                            Freedom 2020 Portfolio
                            Freedom 2030 Portfolio
                            Freedom 2040 Portfolio
                            Freedom 2050 Portfolio
                               Growth Portfolio
                              Index 500 Portfolio
                               Mid Cap Portfolio

                MFS(R) VARIABLE INSURANCE TRUST (INITIAL CLASS)
                          MFS(R) Global Equity Series
                             MFS(R) Growth Series

                       PUTNAM VARIABLE TRUST (CLASS IA)
                         Putnam VT Equity Income Fund
                      Putnam VT Growth Opportunities Fund
                           Putnam VT High Yield Fund
                             Putnam VT Income Fund
 Putnam VT Sustainable Leaders Fund (formerly Putnam VT Multi-Cap Growth Fund)

                       T. ROWE PRICE EQUITY SERIES, INC.
                         New America Growth Portfolio
                     Personal Strategy Balanced Portfolio

                    T. ROWE PRICE FIXED INCOME SERIES, INC.
                          Limited-Term Bond Portfolio

                               TABLE OF CONTENTS


                                                           PAGE
                                                           ----
                 Policy Benefits/Risks Summary............
                 Fee Tables...............................    6
                 Issuing the Policy.......................   11
                 Premiums.................................   16
                 The Company and the General Account......   18
                 The Separate Account and the Funds.......   20
                 Policy Values............................   26
                 Policy Benefits..........................   28
                 Policy Lapse and Reinstatement...........   41
                 Charges and Deductions...................   42
                 Federal Tax Matters......................   47
                 Additional Benefits and Riders...........   51
                 Distribution of the Policies.............   52
                 General Provisions of the Group Contract.   54
                 General Matters Relating to the Policy...   56
                 State Variations.........................   56
                 Legal Proceedings........................   57
                 Financial Statements.....................   57
                 Glossary.................................   57

                         POLICY BENEFITS/RISKS SUMMARY

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the Policy Owner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Contractholder or sponsoring employer will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate
Account and/or the General Account, if applicable, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

     . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.

     . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.

PARTIAL WITHDRAWALS. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).

TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account and/or the General Account, if applicable. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."

LOANS. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account or the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

OTHER POLICY BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any spouse or children's insurance rider applied for by an Employee pursuant to our guaranteed issue underwriting procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT. You may place money in the General Account where it earns at least 4% annual interest (3% if the General Account is first made available under the Policy on or after May 1, 2011). We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT. You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE. Cash Value is the sum of your amounts in the General Account, the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, the amount of interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

CONVERSION RIGHTS. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, a Certificate issued in connection with such a Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

Some Group Contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the successor carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4% (3% if the General Account is first made available under the Policy on or after May 1,
2011).

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums you pay, the Policy may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.

LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the Employees of the employer. (See "Issuing the Policy--Selection of Charge Structure (Group A, Group B and Group C)").

TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Divisions and the General Account.

                                                        MAXIMUM GUARANTEED AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------
                              WHEN CHARGE IS
         CHARGE                 DEDUCTED             GROUP A          GROUP B          GROUP C
-------------------------- --------------------- ---------------- ---------------- ----------------
---------------------------------------------------------------------------------------------------
PREMIUM EXPENSE            Upon receipt of each
CHARGE(1)                  premium payment
---------------------------------------------------------------------------------------------------
For Policies Issued
  Under Group                                    1.00% of each    1.00% of each    1.00% of each
  Contracts                                      premium payment  premium payment  premium payment
---------------------------------------------------------------------------------------------------
Only for Policies
  treated as individual
  contracts under
  Omnibus Budget
  Reconciliation Act of                          2.00% of each    2.00% of each    2.00% of each
  1990                                           premium payment  premium payment  premium payment

                                                             MAXIMUM GUARANTEED AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------
         CHARGE              WHEN CHARGE IS DEDUCTED         GROUP A            GROUP B        GROUP C
-------------------------- -----------------------------  ----------------  ----------------  ----------
---------------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE         Upon receipt of each          2.25% of each      2.25% of each
                           premium payment               premium payment    premium payment   No charge
---------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE  Upon each partial withdrawal
                           from the Policy               The lesser of $25 or 2% of the amount withdrawn
---------------------------------------------------------------------------------------------------------
TRANSFER CHARGE            Upon transfer in excess of
                           12 in a Policy Year           $25 per transfer
---------------------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT  At the time an accelerated
ADMINISTRATIVE CHARGE      death benefit is paid         $100

-------------
(1) The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

      The following table describes the periodic fees and expenses, other than Fund operating expenses, that you will pay during the time that you own the Policy. The table also includes rider charges that will apply if you purchase any rider(s).


                                                                    MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                                            ------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                         WHEN CHARGE IS      GROUP CONTRACTS ISSUED      GROUP CONTRACTS ISSUED ON
               CHARGE                       DEDUCTED            BEFORE 1/1/09(1)            OR AFTER 1/1/09(2)
-------------------------------------  -------------------- ---------------------------  -------------------------
-------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE(3)             On the Investment
                                       Start Date and each
                                       succeeding Monthly
                                           Anniversary
-------------------------------------------------------------------------------------------------------------------

..  Minimum charge                                             $ 0.16 per $1,000 net        $ 0.30 per $1,000 net
                                                                 amount at risk               amount at risk
-------------------------------------------------------------------------------------------------------------------

..  Maximum charge                                             $31.31 per $1,000 net        $82.33 per $1,000 net
                                                                 amount at risk               amount at risk
-------------------------------------------------------------------------------------------------------------------

..  Charge for an insured, attained                            $ 0.45 per $1,000 net        $ 0.92 per $1,000 net
   age 45, actively at work                                      amount at risk               amount at risk
-------------------------------------------------------------------------------------------------------------------

                                                                 GROUP A       GROUP B            GROUP C
                                                            -----------------  -------   -------------------------
-------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE(4)                On the Investment   $6 per Policy per    $0                 $0
                                        Start Date and on     month during
                                         each succeeding    the first Policy
                                             Monthly         Year and $3.50
                                           Anniversary       per Policy per
                                                                month in
                                                              renewal years
-------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE(5)          Daily         0.90% (annually) of the net assets of each Division of
                                                                           the Separate Account
-------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(6)                  On each policy                            3.0%
                                           anniversary

-------------
(1) Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.
(2) Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.
(3) Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Contractholder has chosen for the Policies. The cost of insurance charge is greater for participants in a Group Contract that uses a Group B or Group C charge structure than those in a Group Contract that uses a Group A charge structure. (See "Issuing the Policy--Selection of Charge Structure, Group A, Group B and Group C.") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(4) The maximum administrative charge we can apply to any Policy can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
(5) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(6) Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


-----------------------------------------------------------------------------------------------------------------------
                                                                        MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                                            -----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                              GROUP CONTRACTS     GROUP CONTRACTS    GROUP CONTRACTS
                                         WHEN CHARGE IS        ISSUED BEFORE      ISSUED 1/1/04-    ISSUED ON OR AFTER
               CHARGE                       DEDUCTED            1/1/04/(1)/        12/31/08/(2)/       1/1/09/(3)/
-------------------------------------  -------------------- ------------------- ------------------- -------------------
-----------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:(4)
-----------------------------------------------------------------------------------------------------------------------
Waiver of monthly deductions Rider(5)  On rider start date
                                       and on each Monthly
                                          Anniversary
-----------------------------------------------------------------------------------------------------------------------
..  Minimum Charge                                             $0.01 per $1.00   $0.02 per $1,000 of $0.04 per $1,000 of
                                                            of waived deduction net amount at risk  net amount at risk
-----------------------------------------------------------------------------------------------------------------------
..  Maximum Charge                                             $0.24 per $1.00   $3.76 per $1,000 of $9.88 per $1,000 of
                                                            of waived deduction net amount at risk  net amount at risk
-----------------------------------------------------------------------------------------------------------------------
..  Charge for an Insured, attained                            $0.07 per $1.00   $0.06 per $1,000 of $0.11 per $1,000 of
   age 45, actively at work                                 of waived deduction net amount at risk  net amount at risk
-----------------------------------------------------------------------------------------------------------------------
Children's life insurance Rider        On rider start date                           $0.16 per
                                       and on each Monthly                      $1,000 of coverage
                                           Anniversary
-----------------------------------------------------------------------------------------------------------------------
Spouse's life insurance rider(6)       On rider start date
                                       and on each Monthly
                                          Anniversary
-----------------------------------------------------------------------------------------------------------------------
..  Minimum charge                                                                    $0.15 per
                                                                                $1,000 of coverage
-----------------------------------------------------------------------------------------------------------------------
..  Maximum charge                                                                    $5.16 per
                                                                                $1,000 of coverage
-----------------------------------------------------------------------------------------------------------------------
..  Charge for a spouse, attained age                                                 $0.45 per
   45                                                                           $1,000 of coverage
-----------------------------------------------------------------------------------------------------------------------
Accelerated death benefit settlement                See "Accelerated Death Benefit Administrative Charge"
option rider(7)                                              in Transaction Charges table above.

-------------
(1) Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/04. This charge is calculated based on $1.00 of waived deduction.
(2) The charge is calculated by increasing the cost of insurance rates (based on the 1980 CSO Table) by 12%.
(3) The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by 12%.

(4) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction. The optional rider charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.
(5) Charges for this rider vary based on the Insured's individual characteristics.
(6)   Charges for this rider vary based on the age of the Spouse.
(7) There is no charge for this rider. However, we may deduct an administrative charge from the accelerated death benefit at the time it is paid.


For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies".

FUND CHARGES AND EXPENSES

The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2017. The expenses shown are those incurred for the year ended December 31, 2017. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2017. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2017, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

           MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                          Minimum    Maximum
                                                                       ---------- ----------
Total Annual Fund Operating Expenses (expenses that are deducted from
  Fund assets, including management fees, distribution and/or service
  (12b-1) fees, and other expenses)...................................    0.10%      1.16%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.

                                                   DISTRIBUTION
                                                      AND/OR             ACQUIRED   TOTAL    FEE WAIVER   NET TOTAL
                                                     SERVICE               FUND    ANNUAL      AND/OR      ANNUAL
                                        MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
                FUND                       FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
--------------------------------------  ---------- ------------ -------- -------- --------- ------------- ---------
BRIGHTHOUSE FUNDS TRUST I -- CLASS A
    Brighthouse/Aberdeen Emerging
     Markets Equity Portfolio..........    0.88%        --        0.11%      --     0.99%       0.05%       0.94%

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
    MetLife Russell 2000(R) Index
     Portfolio.........................    0.25%        --        0.06%    0.01%    0.32%         --        0.32%

DEUTSCHE VARIABLE SERIES I -- CLASS A
    Deutsche CROCI(R) International
     VIP...............................    0.79%        --        0.31%      --     1.10%       0.20%       0.90%

                                                       DISTRIBUTION
                                                          AND/OR             ACQUIRED   TOTAL    FEE WAIVER   NET TOTAL
                                                         SERVICE               FUND    ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
                   FUND                        FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
------------------------------------------- ---------- ------------ -------- -------- --------- ------------- ---------
DEUTSCHE VARIABLE SERIES II -- CLASS A
    Deutsche Government Money Market
     VIP...................................    0.24%        --        0.24%      --     0.48%         --        0.48%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS --
 INITIAL CLASS
   Contrafund(R) Portfolio.................  0.54%        --        0.08%      --      0.62%         --        0.62%
   Equity-Income Portfolio.................  0.44%        --        0.09%    0.03%     0.56%         --        0.56%
   Freedom 2010 Portfolio..................    --         --          --     0.52%     0.52%         --        0.52%
   Freedom 2020 Portfolio..................    --         --          --     0.58%     0.58%         --        0.58%
   Freedom 2030 Portfolio..................    --         --          --     0.65%     0.65%         --        0.65%
   Freedom 2040 Portfolio..................    --         --          --     0.68%     0.68%         --        0.68%
   Freedom 2050 Portfolio..................    --         --          --     0.68%     0.68%         --        0.68%
   Growth Portfolio........................  0.54%        --        0.10%      --      0.64%         --        0.64%
   Index 500 Portfolio.....................  0.05%        --        0.05%      --      0.10%         --        0.10%
   Mid Cap Portfolio.......................  0.54%        --        0.09%      --      0.63%         --        0.63%

MFS(R) VARIABLE INSURANCE TRUST --
 INITIAL CLASS
   MFS(R) Global Equity Series.............  0.90%        --        0.26%      --      1.16%       0.19%       0.97%
   MFS(R) Growth Series....................  0.71%        --        0.05%      --      0.76%         --        0.76%

PUTNAM VARIABLE TRUST -- CLASS IA
   Putnam VT Equity Income Fund............  0.47%        --        0.10%      --      0.57%         --        0.57%
   Putnam VT Growth Opportunities
   Fund....................................  0.55%        --        0.11%      --      0.66%         --        0.66%
   Putnam VT High Yield Fund...............  0.56%        --        0.16%      --      0.72%         --        0.72%
   Putnam VT Income Fund...................  0.39%        --        0.19%      --      0.58%         --        0.58%
   Putnam VT Sustainable Leaders
   Fund....................................  0.55%        --        0.12%      --      0.67%         --        0.67%

T. ROWE PRICE EQUITY SERIES, INC.
   New America Growth Portfolio............  0.85%        --          --       --      0.85%         --        0.85%
   Personal Strategy Balanced
   Portfolio...............................  0.90%        --          --     0.12%     1.02%       0.12%       0.90%

T. ROWE PRICE FIXED INCOME SERIES, INC.
   Limited-Term Bond Portfolio.............  0.70%        --          --       --      0.70%         --        0.70%

The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from April 30, 2018 through April 30, 2019. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.


Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

                              ISSUING THE POLICY

GENERAL INFORMATION

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as Individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

For some Group Contracts or employer-sponsored insurance programs, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract or employer-sponsored insurance program cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.")

SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Contractholder (employer), who chooses which charge structure will apply to the Policies issued to the Contractholder's Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.

The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Policies in Group A, we assess both of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.

It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Policy administrative charge into an increase in our insurance rates, we must assume an average Policy Face Amount. If the actual aggregate premiums paid or the actual average Policy Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group
A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office.

We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner. We will issue Individual Policies, rather than Certificates if state law restrictions make issuance of a Group Contract impracticable.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

     . to persons who wish to continue coverage after a Group Contract has terminated;

     . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

EMPLOYEE ELIGIBILITY. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. "Actively at work" means that the Employee must work for the Contractholder or sponsoring employer at the Employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.

GUARANTEED ISSUE. We generally will issue the Policy and any spouse or children's insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or employer-sponsored insurance program.

SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

     .   the Face Amount exceeds the Guaranteed Issue Amount described above;

     .   the Policy has previously been offered to the Employee;

     . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or

     . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

INTERIM INSURANCE. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

     .   the date insurance coverage begins on the Policy applied for;

     . the date a Policy other than the Policy applied for is offered to the applicant;

     . the date the Company notifies the applicant that the application for any proposed Insured is declined;

     .   60 days from the date of application; or

     . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

EMPLOYEE'S SPOUSE. Before issuing a Policy to an Employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.


ISSUE DATE. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

     .   the appropriate application for Individual Insurance is signed;

     .   the initial premium has been paid prior to the Insured's death;

     .   the Insured is eligible for the Policy; and

     . the information in the application is determined to be acceptable to the Company


RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.

If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or, if applicable, the General Account, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

     . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

     .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

                                   PREMIUMS

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.

We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually
4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the Contractholder or sponsoring employer. Please note that if the Contractholder or sponsoring employer does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the Policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.")

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE UNDER CERTAIN GROUP CONTRACTS

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee's employment with the Contractholder or sponsoring employer terminates. (See "Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See "Periodic Charges--Cost of Insurance Rates.") We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or, if applicable, the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

     . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.

     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

     . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.

     . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.

     . You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

     . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General
         Account--Restrictions on Allocations and Transfers to the General Account.")

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

                      THE COMPANY AND THE GENERAL ACCOUNT

THE COMPANY

Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $270.2 billion general account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. Treasury and agency securities, as well as real estate and corporate equity, at December 31, 2017. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.

Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger between Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company ("Met Tower Life" or the "Guarantor").


GUARANTEE OF INSURANCE OBLIGATIONS


Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Metropolitan Tower Life Insurance Company ("Met Tower Life" or the "Guarantor") is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life's obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life's rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company ("General American"). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.


THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4% (3% if the General Account is first made available under the Policy on or after May 1, 2011). The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

RESTRICTIONS ON ALLOCATIONS AND TRANSFERS TO THE GENERAL ACCOUNT. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

RESTRICTIONS ON PARTIAL WITHDRAWALS AND TRANSFERS FROM THE GENERAL ACCOUNT. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.

The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

     . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or

     .   the previous Policy Year's General Account maximum withdrawal amount.

We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")

The Loan Account is part of the General Account.

We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.

                      THE SEPARATE ACCOUNT AND THE FUNDS

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The investment adviser to certain of the Funds offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

The Separate Account is divided into Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.

                FUND                            INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
-------------------------------------   -------------------------------------   -------------------------------------
BRIGHTHOUSE FUNDS TRUST I -- CLASS A
Brighthouse/Aberdeen Emerging Markets   Seeks capital appreciation.             Brighthouse Investment Advisers,
Equity Portfolio                                                                LLC
                                                                                Subadviser: Aberdeen Asset
                                                                                Managers Limited

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------  -------------------------------------  --------------------------------------
BRIGHTHOUSE FUNDS TRUST II -- CLASS A
MetLife Russell 2000(R) Index          Seeks to track the performance of the  Brighthouse Investment Advisers,
Portfolio                              Russell 2000(R) Index.                 LLC
                                                                              Subadviser: MetLife Investment
                                                                              Advisors, LLC

DEUTSCHE VARIABLE SERIES I -- CLASS A
Deutsche CROCI(R) International VIP    Seeks long-term growth of capital.     Deutsche Investment Management
                                                                              Americas Inc.

DEUTSCHE VARIABLE SERIES II -- CLASS A
Deutsche Government Money Market VIP   Seeks maximum current income to the    Deutsche Investment Management
                                       extent consistent with stability of    Americas Inc.
                                       principal.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- INITIAL CLASS
Contrafund(R) Portfolio                Seeks long-term capital appreciation.  Fidelity Management & Research Company
                                                                              Subadviser: FMR Co., Inc.
Equity-Income Portfolio                Seeks reasonable income. The fund      Fidelity Management & Research Company
                                       will also consider the potential for   Subadviser: FMR Co., Inc.
                                       capital appreciation. The fund's goal
                                       is to achieve a yield which exceeds
                                       the composite yield on the securities
                                       comprising the S&P 500(R) Index.
Freedom 2010 Portfolio                 Seeks high total return with a         Fidelity Management & Research Company
                                       secondary objective of principal       Subadviser: FMR Co., Inc.
                                       preservation as the fund approaches
                                       its target date and beyond.
Freedom 2020 Portfolio                 Seeks high total return with a         Fidelity Management & Research Company
                                       secondary objective of principal       Subadviser: FMR Co., Inc.
                                       preservation as the fund approaches
                                       its target date and beyond.
Freedom 2030 Portfolio                 Seeks high total return with a         Fidelity Management & Research
                                       secondary objective of principal       Company Subadviser: FMR Co., Inc.
                                       preservation as the fund approaches
                                       its target date and beyond.
Freedom 2040 Portfolio                 Seeks high total return with a         Fidelity Management & Research Company
                                       secondary objective of principal       Subadviser: FMR Co., Inc.
                                       preservation as the fund approaches
                                       its target date and beyond.
Freedom 2050 Portfolio                 Seeks high total return with a         Fidelity Management & Research
                                       secondary objective of principal       Company Subadviser: FMR Co., Inc.
                                       preservation as the fund approaches
                                       its target date and beyond.

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------  -------------------------------------- --------------------------------------
Growth Portfolio                       Seeks to achieve capital appreciation. Fidelity Management & Research Company
                                                                              Subadviser: FMR Co., Inc.
Index 500 Portfolio                    Seeks investment results that          Fidelity Management & Research Company
                                       correspond to the total return of      Subadvisers: FMR Co., Inc.; Geode
                                       common stocks publicly traded in the   Capital Management, LLC
                                       United States, as represented by the
                                       S&P 500(R) Index.
Mid Cap Portfolio                      Seeks long-term growth of capital.     Fidelity Management & Research Company
                                                                              Subadviser: FMR Co., Inc.

MFS(R) VARIABLE INSURANCE TRUST -- INITIAL CLASS
MFS(R) Global Equity Series            Seeks capital appreciation.            Massachusetts Financial Services
                                                                              Company
MFS(R) Growth Series                   Seeks capital appreciation.            Massachusetts Financial Services
                                                                              Company

PUTNAM VARIABLE TRUST -- CLASS IA
Putnam VT Equity Income Fund           Seeks capital growth and current       Putnam Investment Management, LLC
                                       income.
Putnam VT Growth Opportunities Fund    Seeks capital appreciation.            Putnam Investment Management, LLC
Putnam VT High Yield Fund              Seeks high current income. Capital     Putnam Investment Management, LLC
                                       growth is a secondary goal when
                                       consistent with achieving high
                                       current income.
Putnam VT Income Fund                  Seeks high current income consistent   Putnam Investment Management, LLC
                                       with what Putnam Investment
                                       Management, LLC believes to be
                                       prudent risk.
Putnam VT Sustainable Leaders Fund     Seeks long-term capital appreciation.  Putnam Investment Management, LLC

T. ROWE PRICE EQUITY SERIES, INC.
New America Growth Portfolio           Seeks to provide long-term capital     T. Rowe Price Associates, Inc.
                                       growth by investing primarily in the
                                       common stocks of growth companies.
Personal Strategy Balanced Portfolio   Seeks the highest total return over    T. Rowe Price Associates, Inc.
                                       time consistent with an emphasis on
                                       both capital appreciation and income.

T. ROWE PRICE FIXED INCOME SERIES, INC.
Limited-Term Bond Portfolio            Seeks a high level of income           T. Rowe Price Associates, Inc.
                                       consistent with moderate fluctuations
                                       in principal value.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2017, approximately 85% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Funds which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.

SELECTION OF FUNDS. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

     .   eliminate or combine one or more Divisions;

     .   substitute one Division for another Division; or

     . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

     .   operated as a management company under the 1940 Act;

     . deregistered under that Act in the event such registration is no longer required; or

     .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law. Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

                                 POLICY VALUES

CASH VALUE

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

     . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS

     . interest at a rate of at least 4% per year (3% if the General Account is first made available under the Policy on or after May 1, 2011); PLUS

     . any excess interest which we credit and any amounts transferred into the General Account; LESS

     . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.

NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

NUMBER OF UNITS. The number of units in any Division of the Separate Account at the end of any valuation day equals:

     .   the initial units purchased at the unit value on the Issue Date; PLUS

     .   units purchased with additional net premiums; PLUS

     . units purchased via transfers from another Division, the General Account, or the Loan Account; MINUS

     .   units redeemed to pay for monthly deductions; MINUS

     .   units redeemed to pay for partial withdrawals; MINUS

     . units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

UNIT VALUE. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

     . the value of the net assets of the Division at the end of the preceding Valuation Period; PLUS

     . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; MINUS

     . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS

     . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; MINUS

     . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY

     . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                                POLICY BENEFITS

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

     .   the death benefit (described below); PLUS

     .   any additional insurance provided by rider; MINUS

     .   any unpaid monthly deductions; MINUS

     .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policy Owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.

Under Option A, the death benefit is:

     .   the current Face Amount of the Policy or, if greater,

     .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

     . the current Face Amount plus the Cash Value of the Policy or, if greater,

     . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

CHANGING FACE AMOUNT

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or employer-sponsored insurance program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

ACCELERATED DEATH BENEFITS

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.

SURRENDER. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

PARTIAL WITHDRAWALS. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, you may allocate the amount withdrawn among the Divisions or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions or the General Account on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division or the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the

Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and, for certain Policies, between the Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

     . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

     . We will consider all transfer requests received on the same Valuation Day as a single transfer request.

     . The minimum amount that you must transfer is currently $250, or, if less, the Policy's Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

     . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.

     . The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (these Funds, referred to as the "Monitored Funds," are identified in the list below) and we monitor transfer activity in those Monitored Funds.

            Brighthouse/Aberdeen Emerging Markets Equity Portfolio
                      Deutsche CROCI(R) International VIP
                    MetLife Russell 2000(R) Index Portfolio
                          MFS(R) Global Equity Series
                           Putnam VT High Yield Fund

We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example,

Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Deutsche Government Money Market Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the Deutsche Government Money Market Division must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.

LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

      (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

      (b)    is the amount of any outstanding Indebtedness.

The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive your request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate.

Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

INTEREST RATE CHARGED FOR POLICY LOANS. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account in the same proportion that the Cash Value in each Division and the General Account bears to the unloaned Cash Value.

LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions and the General Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.

EFFECT OF POLICY LOANS. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Policy stays in force. You should seek competent advice before requesting a Policy loan.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

CONVERSION RIGHT UPON TERMINATION OF THE GROUP CONTRACT OR CHANGE IN INSURED'S ELIGIBILITY

GROUP CONTRACTS WITH AUTOMATIC CONTINUATION OF COVERAGE. Under some Group Contracts, as long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the Employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee's employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an Employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Certificate issued to the Employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the Employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

GROUP CONTRACTS WITHOUT AUTOMATIC CONTINUATION OF COVERAGE. Under certain Group Contracts, an Insured's coverage may end upon termination of the Group Contract or if the Group Contract has been amended to end life insurance coverage for an eligible class of Employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See "Conditions for Conversion" below.)

If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the death of the Insured. If we pay the Cash Surrender Value to you, the federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Policy Benefits.")

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

CONDITIONS FOR CONVERSION. If you choose to convert the Certificate to a personal policy of insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

     . We will employ reasonable procedures to confirm that instructions are genuine.

     . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.

     . We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.

You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

                        POLICY LAPSE AND REINSTATEMENT

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash
Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee's employment during the reinstatement period.

      Reinstatement is subject to the following conditions:

     . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

     . Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and
         (b) two times the monthly deduction due at the time of reinstatement.

     . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the

1980 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.

                            CHARGES AND DEDUCTIONS

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume; and (iv) our profit expectations.

Services and benefits we provide:

     .   the death benefit, cash and loan benefits under the Policy

     .   investment options, including premium allocations

     .   administration of elective options

     .   the distribution of reports to Owners

Costs and expenses we incur:

     . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     .   overhead and other expenses for providing services and benefits

     .   sales and marketing expenses

     . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

     . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge we can apply to any Policy can vary but will not exceed 1%. The net amount of premiums invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule page. For certain Policies that are deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%.

To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge guaranteed not to exceed 2.25%. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge.

PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

TRANSFER CHARGE. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

     .   the cost of insurance charge;

     .   a monthly administrative charge (if applicable);

     .   the charges for any riders.

COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). For Policies under Group Contracts issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in either the 1980 CSO table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 1980 CSO table or the 2001 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

MONTHLY ADMINISTRATIVE CHARGE. We assess either an explicit monthly administrative charge from each Policy based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. The maximum administrative charge we can apply to any Policy can vary but will not exceed $6.00 per Policy per month during the first Policy Year and $3.50 per Policy per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program, we may modify the charge for that Group Contract or employer-sponsored insurance program.

CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.

     . WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction for Certificates under Group Contracts or Individual Policies issued before January 1, 2004 and is assessed by increasing the applicable cost of insurance rates by 12% for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004.

     . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

     . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

     . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

LOAN INTEREST CHARGE. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy Owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.

                              FEDERAL TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, or in the seven years after a "material change," the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium.

Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to federal income tax.

MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.

                        ADDITIONAL BENEFITS AND RIDERS

We currently offer the following riders under the Policy:

     .   Waiver of Monthly Deductions Rider

     .   Children's Life Insurance Rider

     .   Spouse's Life Insurance Rider

     .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

                         DISTRIBUTION OF THE POLICIES

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company may enter into selling agreements with broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. We may compensate MetLife insurance agents and other MetLife employees for referrals.

We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

            OPTION                FIRST YEAR              RENEWAL YEARS
          ------           ------------------------  ------------------------
            1                        A+B                       a+b
            2                        A+B                       a+c
            3                      A+X+Y+Z                      a

         A = 25% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

         B = 1% of premiums in excess of the cost of insurance assessed during the first Policy Year.

         a = 25% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

         b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

         c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.

         X = 20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

         Y =  2% of any unscheduled premiums received.

         Z = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period;
(4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call
(800) ASK-4MET.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. If the Group Contract provides for automatic continuation of coverage, the insurance coverage provided by the Policy will continue as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Policy will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See "Conversion Right Upon Termination of the Group Contract or Change in Insured's Eligibility.")

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. Some Group Contracts provide that if the Group Contract terminates, any Certificates in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy that will provide benefits that are identical to those provided under the Certificate. Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See "Conversion Right Upon Termination of the Group Contract or Change in Insured's Eligibility.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                    GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

     .   the SEC by order permits postponement for the protection of Owners; or

     . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

                               STATE VARIATIONS

This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.

                               LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                             FINANCIAL STATEMENTS


The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI). The financial statements of General American Life Insurance Company (an affiliate of Met Tower Life that was merged into Met Tower Life effective as of April 27, 2018) and a narrative description of the PRO FORMA effects of the merger have also been included in the SAI.


The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

                                   GLOSSARY

Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an Employee and an Employee's spouse.

Investment Start Date--The date the initial premium is applied to the General Account and to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at our Administrative Office.

Issue Age--The Insured's Age as of the date the Policy is issued.

Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy and, for Policies with Group A or Group B charge structure, any charge for premium taxes.

Owner (or you)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for regular trading.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually
4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-756-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                      METROPOLITAN LIFE INSURANCE COMPANY

                          PARAGON SEPARATE ACCOUNT B

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                     (MFS)

                    SUPPLEMENT DATED APRIL 30, 2018 TO THE
                        PROSPECTUS DATED APRIL 30, 2018


FOR POLICIES ISSUED PRIOR TO MAY 1, 2006:

Policies issued prior to May 1, 2006 are subject to a guarantee. This guarantee was previously issued by General American Life Insurance Company ("General American"). Effective following the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company ("Met Tower Life") and Met Tower Life replaced General American as the issuer of the guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Policies. Information about the guarantee and Met Tower Life is contained in the prospectus for your Policy.

Please read this supplement and keep it with your prospectus for future reference. You may obtain another copy of the prospectus for your Policy, free of charge, by writing or calling us at our Administrative Office, MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128, or by calling
(800) 756-0124, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                     *****

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                     (MFS)

                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

     Direct all correspondence and inquiries to the Administrative Office:

                                 Metlife GVUL
                                Mail Code A2-10
                            13045 Tesson Ferry Road
                              St. Louis, Mo 63128
                                (800) 756-0124

                                  PROSPECTUS

                                April 30, 2018

This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."


This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company ("Met Tower" or the "Guarantor") of MetLife's obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.


The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the General Account and/or to the Divisions (Divisions may be referred to as "Investment Divisions" in your Policy and marketing materials) of Paragon Separate Account B (the "Separate Account"). Each Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 756-0124.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

     .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

     .   ARE NOT FEDERALLY INSURED;

     .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

     .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                MFS(R) VARIABLE INSURANCE TRUST (INITIAL CLASS)
                          MFS(R) Global Equity Series
                             MFS(R) Growth Series
                         MFS(R) Investors Trust Series
                         MFS(R) Mid Cap Growth Series
                          MFS(R) New Discovery Series
                            MFS(R) Research Series
                        MFS(R) Total Return Bond Series
                          MFS(R) Total Return Series
                            MFS(R) Utilities Series
                              MFS(R) Value Series

              MFS(R) VARIABLE INSURANCE TRUST II (INITIAL CLASS)
                         MFS(R) Core Equity Portfolio
                          MFS(R) High Yield Portfolio
             MFS(R) Massachusetts Investors Growth Stock Portfolio
                       MFS(R) Strategic Income Portfolio
                 MFS(R) U.S. Government Money Market Portfolio

                               TABLE OF CONTENTS


                                                           PAGE
                                                           ----

                 Policy Benefits/Risks Summary............
                 Fee Tables...............................   6
                 Issuing the Policy.......................   9
                 Premiums.................................  13
                 The Company and the General Account......  15
                 The Separate Account and the Funds.......  17
                 Policy Values............................  22
                 Policy Benefits..........................  24
                 Policy Lapse and Reinstatement...........  35
                 Charges and Deductions...................  36
                 Federal Tax Matters......................  41
                 Additional Benefits and Riders...........  45
                 Distribution of the Policies.............  46
                 General Provisions of the Group Contract.  48
                 General Matters Relating to the Policy...  50
                 State Variations.........................  50
                 Legal Proceedings........................  51
                 Financial Statements.....................  51
                 Glossary.................................  51

                         POLICY BENEFITS/RISKS SUMMARY

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the Policy Owner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Contractholder will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

     . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.

     . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.

PARTIAL WITHDRAWALS. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).

TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account and/or the General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."

LOANS. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and/or the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

OTHER POLICY BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any spouse or children's insurance rider applied for by an Employee pursuant to our guaranteed issue underwriting procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies-- guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT: You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT. You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE. Cash Value is the sum of your amounts in the General Account, the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, the amount of interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

ELIGIBILITY CHANGE CONVERSION. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, the Certificate issued in connection with the Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums you pay, the Policy may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.

LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables.

TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Divisions and the General Account.


--------------------------------------------------------------------------------------------------------------------
               CHARGE                         WHEN CHARGE IS DEDUCTED          MAXIMUM GUARANTEED AMOUNT DEDUCTED
-------------------------------------  -------------------------------------  -------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE                 Upon receipt of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
..  For Policies issued under group
   Contracts                                                                  1.00% of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
..  Only for Policies treated as
   individual contracts under Omnibus
   Reconciliation Act                                                         2.00% of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

PREMIUM TAX CHARGE
FOR ALL POLICIES                       Upon receipt of each premium payment   2.00% of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

PARTIAL WITHDRAWAL CHARGE              Upon each partial withdrawal from the  The less of $25 or 2% of the amount
                                       Policy                                 withdrawn
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

TRANSFER CHARGE                        Upon each transfer in excess of 12 in  $25 per transfer
                                       a Policy Year
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

ACCELERATED DEATH BENEFIT              At the time an accelerated death       $100
ADMINISTRATIVE CHARGE                  benefit is paid
--------------------------------------------------------------------------------------------------------------------




PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy Owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).

               CHARGE                         WHEN CHARGE IS DEDUCTED           MAXIMUM GUARANTEED AMOUNT DEDUCTED
-------------------------------------  -------------------------------------   -------------------------------------
----------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE(1)            On the Investment Start Date and each
                                          succeeding Monthly Anniversary
----------------------------------------------------------------------------------------------------------------------
..  Minimum                                                                      $ 0.16 per $1,000 of net amount at
                                                                                               risk
----------------------------------------------------------------------------------------------------------------------
..  Maximum                                                                      $31.31 per $1,000 of net amount at
                                                                                               risk
----------------------------------------------------------------------------------------------------------------------
..  Charge for an insured, attained                                              $ 0.45 per $1,000 of net amount at
   age 45, actively at work                                                                    risk
----------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE(2)                On the Investment Start Date and on     $6 per Policy per month during the
                                        each succeeding Monthly Anniversary    first Policy Year and $3.50 per month
                                                       Daily                             in renewal years
----------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK                                                     0.90% (annually) of the net assets of
CHARGE(3)                                                                      each Division of the Separate Account
----------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(4)                     On each Policy Anniversary                         3.0%
----------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:(5)
----------------------------------------------------------------------------------------------------------------------
WAIVER OF MONTHLY DEDUCTIONS              On rider start date and on each
RIDER/(6)/                                      Monthly Anniversary
----------------------------------------------------------------------------------------------------------------------
..  Minimum                                                                     $ 0.01 per $1.00 of waived deduction
----------------------------------------------------------------------------------------------------------------------
..  Maximum                                                                     $ 0.24 per $1.00 of waived deduction
----------------------------------------------------------------------------------------------------------------------
..  Charge for an insured, attained                                             $ 0.07 per $1.00 of waived deduction
   age 45, actively at work
----------------------------------------------------------------------------------------------------------------------
CHILDREN'S LIFE INSURANCE RIDER           On rider start date and on each           $0.16 per $1000 of coverage
                                                Monthly Anniversary
----------------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT              See "Accelerated Death Benefit Administrative Charge" in Transaction Charges
SETTLEMENT OPTION RIDER/(7)/                                           table above.


-------------
(1) Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2) The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
(3) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

(5) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction. The optional rider charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.
(6) Charges for this rider vary based on the Insured's individual characteristics.
(7) There is no charge for this rider. However, we may deduct an administrative charge from the accelerated death benefit at the time it is paid.

For information concerning compensation paid for the sale of Policies, See "Distribution of the Policies."

FUND CHARGES AND EXPENSES

The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2017. The expenses shown are those incurred for the year ended December 31, 2017. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2017. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2017, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

           MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                    Minimum     Maximum
                                                ----------- -----------
         Total Annual Fund Operating Expenses
           (expenses that are deducted from
           Fund assets, including management
           fees, distribution and/or service
           (12b-1) fees, and other expenses)...    0.54%       1.16%

FUND FEES AND EXPENSES (as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.

                                            DISTRIBUTION
                                               AND/OR             ACQUIRED   TOTAL    FEE WAIVER   NET TOTAL
                                              SERVICE               FUND    ANNUAL      AND/OR      ANNUAL
                                 MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
            FUND                    FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
-----------------------------    ---------- ------------ -------- -------- --------- ------------- ---------
MFS(R) VARIABLE INSURANCE
 TRUST -- INITIAL CLASS
    MFS(R) Global Equity
     Series.....................    0.90%        --        0.26%     --      1.16%       0.19%       0.97%
    MFS(R) Growth Series........    0.71%        --        0.05%     --      0.76%         --        0.76%
    MFS(R) Investors Trust
     Series.....................    0.75%        --        0.07%     --      0.82%       0.03%       0.79%
    MFS(R) Mid Cap Growth
     Series.....................    0.75%        --        0.06%     --      0.81%         --        0.81%
    MFS(R) New Discovery
     Series.....................    0.90%        --        0.07%     --      0.97%       0.03%       0.94%
    MFS(R) Research
     Series.....................    0.75%        --        0.08%     --      0.83%       0.03%       0.80%
    MFS(R) Total Return Bond
     Series.....................    0.50%        --        0.04%     --      0.54%         --        0.54%
    MFS(R) Total Return
     Series.....................    0.66%        --        0.04%     --      0.70%       0.07%       0.63%
    MFS(R) Utilities Series.....    0.73%        --        0.07%     --      0.80%         --        0.80%
    MFS(R) Value Series.........    0.69%        --        0.04%     --      0.73%         --        0.73%

                                           DISTRIBUTION
                                              AND/OR             ACQUIRED   TOTAL    FEE WAIVER   NET TOTAL
                                             SERVICE               FUND    ANNUAL      AND/OR      ANNUAL
                                MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
           FUND                    FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
----------------------------    ---------- ------------ -------- -------- --------- ------------- ---------
MFS(R) VARIABLE INSURANCE
 TRUST II -- INITIAL CLASS
    MFS(R) Core Equity
     Portfolio.................    0.75%        --        0.12%      --     0.87%       0.01%       0.86%
    MFS(R) High Yield
     Portfolio.................    0.70%        --        0.08%      --     0.78%       0.06%       0.72%
    MFS(R) Massachusetts
     Investors Growth
     Stock Portfolio...........    0.75%        --        0.06%      --     0.81%         --        0.81%
    MFS(R) Strategic Income
     Portfolio.................    0.70%        --        0.32%    0.01%    1.03%       0.22%       0.81%
    MFS(R) U.S. Government
     Money Market
     Portfolio.................    0.50%        --        0.06%      --     0.56%         --        0.56%

The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from April 30, 2018 through April 30, 2019. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.


Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


                              ISSUING THE POLICY

GENERAL INFORMATION

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein. Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer. Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee's employment end. (See "Eligibility Change Conversion.")

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible Employees) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

     . to persons who wish to continue coverage after a Group Contract has terminated;

     . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

EMPLOYEE ELIGIBILITY. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. "Actively at work" means that the Employee must work for the Contractholder or sponsoring employer at the Employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement. The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.

GUARANTEED ISSUE. We generally will issue the Policy and any children's insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or employer-sponsored insurance program.

SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

     .   the Face Amount exceeds the Guaranteed Issue Amount described above;

     .   the Policy has previously been offered to the Employee;

     . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or

     . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a children's insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

INTERIM INSURANCE. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount.

Coverage under interim insurance will end on the earliest of:

     .   the date insurance coverage begins on the Policy applied for;

     . the date a Policy other than the Policy applied for is offered to the applicant;

     . the date the Company notifies the applicant that the application for any proposed Insured is declined;

     .   60 days from the date of application; or

     . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

ISSUE DATE. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

     .   the appropriate application for Individual Insurance is signed;

     .   the initial premium has been paid prior to the Insured's death;

     .   the Insured is eligible for the Policy; and

     . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.

If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or the General Account, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy. We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision. We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

     . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

     .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

                                   PREMIUMS

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.

We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually
4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. Please note that if the Contractholder does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.")

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even if the Group Contract terminates. (See "Eligibility Change Conversion") Individual Insurance also will continue if the Employee's employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

     . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.

     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

     . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.

     . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.

     . You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

     . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General
         Account--Restrictions on Allocations and Transfers to the General Account.")

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

                      THE COMPANY AND THE GENERAL ACCOUNT

THE COMPANY

Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $270.2 billion general account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. Treasury and agency securities, as well as real estate and corporate equity, at December 31, 2017. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.

Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger between Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company ("Met Tower Life" or the "Guarantor").


GUARANTEE OF INSURANCE OBLIGATIONS


Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Metropolitan Tower Life Insurance Company ("Met Tower Life" or the "Guarantor") is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life's obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life's rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company ("General American"). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.


THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

RESTRICTIONS ON ALLOCATIONS AND TRANSFERS TO THE GENERAL ACCOUNT. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

RESTRICTIONS ON PARTIAL WITHDRAWALS AND TRANSFERS FROM THE GENERAL ACCOUNT. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.

The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

     . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or

     .   the previous Policy Year's General Account maximum withdrawal amount.

We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.") The Loan Account is part of the General Account.

We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.

                      THE SEPARATE ACCOUNT AND THE FUNDS

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The investment adviser to certain of the Funds offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

The Separate Account is divided into Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund. The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------  -------------------------------------  -------------------------------------
MFS(R) VARIABLE INSURANCE TRUST -- INITIAL CLASS
MFS(R) Global Equity Series                 Seeks capital appreciation.         Massachusetts Financial Services
                                                                                             Company
MFS(R) Growth Series                        Seeks capital appreciation.         Massachusetts Financial Services
                                                                                             Company

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------  -------------------------------------- -------------------------------------
MFS(R) Investors Trust Series               Seeks capital appreciation.         Massachusetts Financial Services
                                                                                             Company
MFS(R) Mid Cap Growth Series                Seeks capital appreciation.         Massachusetts Financial Services
                                                                                             Company
MFS(R) New Discovery Series                 Seeks capital appreciation.         Massachusetts Financial Services
                                                                                             Company
MFS(R) Research Series                      Seeks capital appreciation.         Massachusetts Financial Services
                                                                                             Company
MFS(R) Total Return Bond Series         Seeks total return with an emphasis     Massachusetts Financial Services
                                            on current income, but also                      Company
                                         considering capital appreciation.
MFS(R) Total Return Series                      Seeks total return.             Massachusetts Financial Services
                                                                                             Company
MFS(R) Utilities Series                         Seeks total return.             Massachusetts Financial Services
                                                                                             Company
MFS(R) Value Series                         Seeks capital appreciation.         Massachusetts Financial Services
                                                                                             Company
MFS(R) VARIABLE INSURANCE TRUST II -- INITIAL CLASS
MFS(R) Core Equity Portfolio                Seeks capital appreciation.         Massachusetts Financial Services
                                                                                             Company
MFS(R) High Yield Portfolio             Seeks total return with an emphasis     Massachusetts Financial Services
                                         on high current income, but also                    Company
                                         considering capital appreciation.
MFS(R) Massachusetts Investors Growth       Seeks capital appreciation.         Massachusetts Financial Services
  Stock Portfolio                                                                            Company
MFS(R) Strategic Income Portfolio       Seeks total return with an emphasis     Massachusetts Financial Services
                                         on high current income, but also                    Company
                                         considering capital appreciation.
MFS(R) U.S. Government Money Market    Seeks current income consistent with     Massachusetts Financial Services
  Portfolio                            preservation of capital and liquidity.                Company

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2017, approximately 85% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Funds which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.

SELECTION OF FUNDS. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We

Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

     .   eliminate or combine one or more Divisions;

     .   substitute one Division for another Division; or

     . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

     .   operated as a management company under the 1940 Act;

     . deregistered under that Act in the event such registration is no longer required; or

     .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

                                 POLICY VALUES

CASH VALUE

The Cash Value of the Policy equals the sum of all values in the General Account, the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

     . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS

     .   interest at a rate of at least 4% per year; PLUS

     . any excess interest which we credit and any amounts transferred into the General Account; LESS

     . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.

NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

NUMBER OF UNITS. The number of units in any Division of the Separate Account at the end of any valuation day equals:

     .   the initial units purchased at the unit value on the Issue Date; PLUS

     .   units purchased with additional net premiums; PLUS

     . units purchased via transfers from another Division, the General Account, or the Loan Account; MINUS

     .   units redeemed to pay for monthly deductions; MINUS

     .   units redeemed to pay for partial withdrawals; MINUS

     . units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

UNIT VALUE. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

     . the value of the net assets of the Division at the end of the preceding Valuation Period; PLUS

     . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; MINUS

     . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS

     . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; MINUS

     . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY

     . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                                POLICY BENEFITS

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

     .   the death benefit (described below); PLUS

     .   any additional insurance provided by rider; MINUS

     .   any unpaid monthly deductions; MINUS

     .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policy Owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.

Under Option A, the death benefit is:

     .   the current Face Amount of the Policy or, if greater,

     .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

     . the current Face Amount plus the Cash Value of the Policy or, if greater,

     . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

CHANGING FACE AMOUNT

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

ACCELERATED DEATH BENEFITS

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.

SURRENDER. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

PARTIAL WITHDRAWALS. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals or Transfers from the General Account.") Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions and/or the General Account on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division and/or the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the

Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and between the Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

     . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

     . We will consider all transfer requests received on the same Valuation Day as a single transfer request.

     . The minimum amount that you must transfer is currently $250, or, if less, the Policy's Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

     . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.

     . The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (these Funds, referred to as the "Monitored Funds," are identified in the list below) and we monitor transfer activity in those Monitored Funds.

                          MFS(R) Global Equity Series
                          MFS(R) High Yield Portfolio
                          MFS(R) New Discovery Series
                       MFS(R) Strategic Income Portfolio

We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers. The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the MFS U.S. Government Money Market Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the MFS U.S. Government Money Market Division must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.

LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

      (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

      (b)    is the amount of any outstanding Indebtedness.

The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.

We will process each loan request at the unit value determined at the end of the Valuation Period during which we receive your request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

INTEREST RATE CHARGED FOR POLICY LOANS. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account in the same proportion that the Cash Value in each Division and the General Account bears to the unloaned Cash Value.

LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions and the General Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions and the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.

EFFECT OF POLICY LOANS. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Policy stays in force. You should seek competent advice before requesting a Policy loan.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract ends because the Group Contract terminates or the Employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee's employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

     . We will employ reasonable procedures to confirm that instructions are genuine.

     . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.

     . We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.

You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

                        POLICY LAPSE AND REINSTATEMENT

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash
Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

     . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

     . Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and
         (b) two times the monthly deduction due at the time of reinstatement.

     . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                            CHARGES AND DEDUCTIONS

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume; and (iv) our profit expectations.

Services and benefits we provide:

     .   the death benefit, cash and loan benefits under the Policy

     .   investment options, including premium allocations

     .   administration of elective options

     .   the distribution of reports to Owners

Costs and expenses we incur:

     . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     .   overhead and other expenses for providing services and benefits

     .   sales and marketing expenses

     . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

     . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% of the premium. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.

PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.00% from all Policies. The 2.00% charge may be higher or lower than actual premium taxes, if any, assessed in your location.

PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

TRANSFER CHARGE. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

     .   the cost of insurance charge;

     .   a monthly administrative charge;

     .   the charges for any riders.

COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

MONTHLY ADMINISTRATIVE CHARGE. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

     . WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

     . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

     . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

     . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

LOAN INTEREST CHARGE. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy Owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.

                              FEDERAL TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.

MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, or in the seven years after a "material change," the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium.

Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS CONTRACTS. POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS ARE SUBJECT TO THE FOLLOWING TAX RULES:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender and withdrawals, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.

MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.

                        ADDITIONAL BENEFITS AND RIDERS

We currently offer the following riders under the Policy:

     .   Waiver of Monthly Deductions Rider

     .   Children's Life Insurance Rider

     .   Spouse's Life Insurance Rider

     .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

                         DISTRIBUTION OF THE POLICIES

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company may enter into selling agreements with broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. We may compensate MetLife insurance agents and other MetLife employees for referrals.

We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

               OPTION                               FIRST YEAR                            RENEWAL YEARS
-------------------------------------  -------------------------------------  -------------------------------------
                  1                                     A+B                                    a+b
                  2                                     A+B                                    a+c
                  3                                   A+X+Y+Z                                   a

       A = 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

       B = 1% of premiums in excess of the cost of insurance assessed during the first Policy Year.

       a = 18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

       b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

       c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.

       X = 20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

       Y =   2% of any unscheduled premiums received.

       Z = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary.

Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; (4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call
(800) ASK-4MET.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                    GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

     .   the SEC by order permits postponement for the protection of Owners; or

     . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

                               STATE VARIATIONS

This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. Your actual policy and endorsements or riders are the controlling documents. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.

                               LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                             FINANCIAL STATEMENTS


The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI). The financial statements of General American Life Insurance Company (an affiliate of Met Tower Life that was merged into Met Tower Life effective as of April 27, 2018) and a narrative description of the PRO FORMA effects of the merger have also been included in the SAI.


The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

                                   GLOSSARY

Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.


Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.


Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an Employee and an Employee's spouse.



Investment Start Date--The date the initial premium is applied to the General Account and to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

Issue Age--The Insured's Age as of the date the Policy is issued.

      Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Valuation Date--Each day that the New York Stock Exchange is open for regular trading.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually
4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-756-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                      METROPOLITAN LIFE INSURANCE COMPANY

                          PARAGON SEPARATE ACCOUNT B

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                              (MULTI MANAGER III)

                    SUPPLEMENT DATED APRIL 30, 2018 TO THE
                        PROSPECTUS DATED APRIL 30, 2018


FOR POLICIES ISSUED PRIOR TO MAY 1, 2006:

Policies issued prior to May 1, 2006 are subject to a guarantee. This guarantee was previously issued by General American Life Insurance Company ("General American"). Effective following the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company ("Met Tower Life") and Met Tower Life replaced General American as the issuer of the guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Policies. Information about the guarantee and Met Tower Life is contained in the prospectus for your Policy.

Please read this supplement and keep it with your prospectus for future reference. You may obtain another copy of the prospectus for your Policy, free of charge, by writing or calling us at our Administrative Office, MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128, or by calling
(800) 756-0124, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                     *****

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                              (MULTI MANAGER III)

                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

     Direct all correspondence and inquiries to the Administrative Office:

                                 Metlife GVUL
                                Mail Code A2-10
                            13045 Tesson Ferry Road
                              St. Louis, MO 63128
                                (800) 756-0124

                                  PROSPECTUS

                                April 30, 2018

This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. In addition, we will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."


FOR POLICIES ISSUED PRIOR TO MAY 1, 2006:

Policies issued prior to May 1, 2006 are subject to a guarantee. This guarantee was previously issued by General American Life Insurance Company ("General American"). Effective following the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company ("Met Tower Life") and Met Tower Life replaced General American as the issuer of the guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Policies. Information about the guarantee and Met Tower Life is contained in prospectus for your Policy.

Please read this supplement and keep it with your prospectus for future reference. You may obtain another copy of the prospectus for your Policy, free of charge, by writing or calling us at our Administrative Office, MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128, or by calling
(800) 756-0124, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the General Account and/or to the Divisions (Divisions may be referred to as "Investment Divisions" in your Policy and marketing materials) of Paragon Separate Account B (the "Separate Account"). Each Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the Prospectus for each Fund. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 756-0124.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

     .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

     .   ARE NOT FEDERALLY INSURED;

     .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

     .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         -----------------------------

The following Funds are available through this Policy:

                     BRIGHTHOUSE FUNDS TRUST II (CLASS A)
                    MetLife Russell 2000(R) Index Portfolio

            FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)
                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                            Freedom 2010 Portfolio
                            Freedom 2020 Portfolio
                            Freedom 2030 Portfolio
                            Freedom 2040 Portfolio
                            Freedom 2050 Portfolio
                       Government Money Market Portfolio
                               Growth Portfolio
                             High Income Portfolio
                              Index 500 Portfolio
                        Investment Grade Bond Portfolio
                               Mid Cap Portfolio
                              Overseas Portfolio
                             Real Estate Portfolio
                                Value Portfolio

                       T. ROWE PRICE EQUITY SERIES, INC.
                     Personal Strategy Balanced Portfolio

                    T. ROWE PRICE FIXED INCOME SERIES, INC.
                          Limited-Term Bond Portfolio

                               TABLE OF CONTENTS


                                                           PAGE
                                                           ----
                 Policy Benefits/Risks Summary............
                 Fee Tables...............................   6
                 Charge...................................   6
                 Issuing the Policy.......................  10
                 Premiums.................................  15
                 The Company and the General Account......  18
                 The Separate Account And The Funds.......  20
                 Policy Values............................  25
                 Policy Benefits..........................  27
                 Policy Lapse and Reinstatement...........  40
                 Charges and Deductions...................  41
                 Federal Tax Matters......................  46
                 Additional Benefits and Riders...........  50
                 Distribution of the Policies.............  51
                 General Provisions of the Group Contract.  53
                 General Matters Relating to the Policy...  55
                 State Variations.........................  55
                 Legal Proceedings........................  56
                 Financial Statements.....................  56
                 Glossary.................................  56

                         POLICY BENEFITS/RISKS SUMMARY

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the Policy Owner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Contractholder or sponsoring employer will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account or the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

     . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.

     . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.

PARTIAL WITHDRAWALS. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).

TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account or the General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."

LOANS. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and/or the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

OTHER POLICY BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any spouse or children's insurance rider applied for by an Employee pursuant to our guaranteed issue underwriting procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT. You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT. You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE. Cash Value is the sum of your amounts in the General Account, the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, the amount of interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE, ADDITIONAL BENEFITS AND RIDERS.

ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

CONVERSION RIGHTS. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, a Certificate issued in connection with such a Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

Some Group Contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is no successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the successor carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued.


Depending on the total amount of premiums you pay, the Policy may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.

LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the Employees of the employer. (See "Issuing the Policy--Selection of Charge Structure (Group A, Group B and Group C)").

TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Divisions and the General Account.


                                                                      MAXIMUM GUARANTEED AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------
                                                                   GROUP A          GROUP B          GROUP C
            CHARGE                 WHEN CHARGE IS DEDUCTED     ---------------- ---------------- ----------------
-----------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE(1)       Upon receipt of each premium
                                payment
-----------------------------------------------------------------------------------------------------------------
For Policies Issued Under                                      1.00% of each    1.00% of each    1.00% of each
 Group Contracts                                               premium payment  premium payment  premium payment
-----------------------------------------------------------------------------------------------------------------
Only for Policies treated as
 individual contracts under
 Omnibus Budget                                                2.00% of each    2.00% of each    2.00% of each
 Reconciliation Act of 1990                                    premium payment  premium payment  premium payment
-----------------------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE              Upon receipt of each premium   2.25% of each    2.25% of each
                                payment                        premium payment  premium payment  No charge
-----------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE       Upon each partial withdrawal
                                from the Policy                The lesser of $25 or 2% of the amount withdrawn
-----------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE                 Upon transfer in excess of 12
                                in a Policy Year               $25 per transfer
-----------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT       At the time an accelerated
ADMINISTRATIVE CHARGE           death benefit is paid          $100

-------------
(1) The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that you will pay during the time that you own the Policy. The table also includes rider charges that will apply if you purchase any rider(s).


                                                           MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                                   -----------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                              WHEN CHARGE IS        GROUP CONTRACTS ISSUED          GROUP CONTRACTS ISSUED ON
         CHARGE                  DEDUCTED             BEFORE 1/1/09/(1)/              OR AFTER 1/1/09/(2)/
------------------------- ------------------------ -------------------------------  -------------------------
----------------------------------------------------------------------------------------------------------------
COST OF INSURANCE         On the Investment Start
  CHARGE(3)                    Date and each
                            succeeding Monthly
                                Anniversary
----------------------------------------------------------------------------------------------------------------

Minimum Charge                                       $ 0.16 per $1,000 net           $ 0.30 per $1,000 net
                                                        amount at risk                  amount at risk
----------------------------------------------------------------------------------------------------------------
Maximum Charge                                       $31.31 per $1,000 net           $82.33 per $1,000 net
                                                        amount at risk                  amount at risk
----------------------------------------------------------------------------------------------------------------
Charge for an insured,                               $ 0.45 per $1,000 net           $ 1.30 per $1,000 net
  attained age 45,                                      amount at risk                  amount at risk
  actively at work
----------------------------------------------------------------------------------------------------------------

                                                        GROUP A          GROUP B            GROUP C
                                                    ------------------   -------    -------------------------
----------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE            On the Investment Start  $6 per Policy per       $0                 $0
CHARGE(4)                    Date and on each        month during
                            succeeding Monthly     the first Policy
                                Anniversary         Year and $3.50
                                                    per Policy per
                                                       month in
                                                     renewal years
----------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE              Daily           0.90% (annually) of the net assets of each Division of the
RISK CHARGE(5)                                                      Separate Account
----------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(6)       On each Policy
                                Anniversary                               3.0%

-------------
(1) Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.
(2) Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.
(3) Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Contractholder has chosen for the Policies. The cost of insurance charge is greater for participants in a Group Contract that uses a Group B or Group C charge structure than those in a Group Contract that uses a Group A charge structure. (See "Issuing the Policy--Selection of Charge Structure, Group A, Group B and Group C.") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(4) The maximum administrative charge we can apply to any Policy under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
(5) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(6) Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                                                                           MAXIMUM GUARANTEED AMOUNT DEDUCTED
                                                            ----------------------------------------------------------------
                                                                                                            GROUP CONTRACTS
                                                             GROUP CONTRACTS         GROUP CONTRACTS         ISSUED ON OR
                                         WHEN CHARGE IS       ISSUED BEFORE          ISSUED 1/1/04-          AFTER CHARGE
               CHARGE                       DEDUCTED            1/1/04(1)              12/31/08(2)             1/1/09(3)
-------------------------------------  -------------------- ------------------ ---------------------------- ----------------
OPTIONAL RIDER CHARGES:(4)

Waiver of Monthly Deductions Rider(5)  On rider start date
                                       and on each Monthly
                                           Anniversary
..  Minimum Charge                                           $0.01 per $1.00 of     $0.02 per $1,000 of      $0.04 per $1,000
                                                             waived deduction       net amount at risk       of net amount
                                                                                                                at risk
..  Maximum Charge                                           $0.21 per $1.00 of     $3.76 per $1,000 of      $9.88 per $1,000
                                                             waived deduction       net amount at risk       of net amount
                                                                                                                at risk
..  Charge for an Insured, attained                          $0.07 per $1.00 of     $0.06 per $1,000 of      $0.11 per $1,000
   age 45, actively at work                                  waived deduction       net amount at risk       of net amount
                                                                                                                at risk

CHILDREN'S LIFE INSURANCE RIDER(6)     On rider start date                     $0.16 per $1,000 of coverage
                                       and on each Monthly
                                           Anniversary

SPOUSE'S LIFE INSURANCE RIDER(7)       On rider start date
                                       and on each Monthly
                                           Anniversary
..  Minimum Charge                                                              $0.15 per $1,000 of coverage
..  Maximum Charge                                                              $5.16 per $1,000 of coverage
..  Charge For A Spouse, Attained Age                                           $0.45 per $1,000 of coverage
   45
ACCELERATED DEATH BENEFIT SETTLEMENT                  See "Accelerated Death Benefit Administrative Charge"
OPTION RIDER                                                   in Transaction Charges table above.

-------------
(1) Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/04. This charge is calculated based on $1.00 of waived deduction.
(2) The charge is calculated by increasing the cost of insurance rates (based on the 1980 CSO Table) by 12%.
(3) The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by 12%.

(4) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction. The optional rider charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.
(5) Charges for this rider vary based on the Insured's individual characteristics.
(6)   Charges for this rider vary based on the age of the Spouse.
(7) There is no charge for this rider. However, we may deduct an administrative charge from the accelerated death benefit at the time it is paid.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies".

FUND CHARGES AND EXPENSES

The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2017. The expenses shown are those incurred for the year ended December 31, 2017. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2017. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2017, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

           MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                    Minimum     Maximum
                                                ----------- -----------
         Total Annual Fund Operating Expenses
           (expenses that are deducted from
           Fund assets, including management
           fees, distribution and/or service
           (12b-1) fees, and other expenses)...    0.10%       1.02%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.

                                                 DISTRIBUTION
                                                    AND/OR             ACQUIRED   TOTAL    FEE WAIVER   NET TOTAL
                                                   SERVICE               FUND    ANNUAL      AND/OR      ANNUAL
                                      MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
               FUND                      FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
------------------------------------  ---------- ------------ -------- -------- --------- ------------- ---------
BRIGHTHOUSE FUNDS TRUST II--CLASS A
    MetLife Russell 2000(R) Index
     Portfolio.......................    0.25%        --        0.06%    0.01%    0.32%        --         0.32%

FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS--INITIAL CLASS
    Contrafund(R) Portfolio..........    0.54%        --        0.08%      --     0.62%        --         0.62%
    Equity-Income Portfolio..........    0.44%        --        0.09%    0.03%    0.56%        --         0.56%
    Freedom 2010 Portfolio...........      --         --          --     0.52%    0.52%        --         0.52%
    Freedom 2020 Portfolio...........      --         --          --     0.58%    0.58%        --         0.58%
    Freedom 2030 Portfolio...........      --         --          --     0.65%    0.65%        --         0.65%
    Freedom 2040 Portfolio...........      --         --          --     0.68%    0.68%        --         0.68%
    Freedom 2050 Portfolio...........      --         --          --     0.68%    0.68%        --         0.68%
    Government Money Market
     Portfolio.......................    0.18%        --        0.08%      --     0.26%        --         0.26%
    Growth Portfolio.................    0.54%        --        0.10%      --     0.64%        --         0.64%
    High Income Portfolio............    0.56%        --        0.11%      --     0.67%        --         0.67%
    Index 500 Portfolio..............    0.05%        --        0.05%      --     0.10%        --         0.10%
    Investment Grade Bond
     Portfolio.......................    0.31%        --        0.10%      --     0.41%        --         0.41%

                                               DISTRIBUTION
                                                  AND/OR             ACQUIRED   TOTAL    FEE WAIVER   NET TOTAL
                                                 SERVICE               FUND    ANNUAL      AND/OR      ANNUAL
                                    MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
               FUND                    FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
----------------------------------- ---------- ------------ -------- -------- --------- ------------- ---------
    Mid Cap Portfolio..............    0.54%        --        0.09%      --     0.63%         --        0.63%
    Overseas Portfolio.............    0.67%        --        0.13%      --     0.80%         --        0.80%
    Real Estate Portfolio..........    0.55%        --        0.13%      --     0.68%         --        0.68%
    Value Portfolio................    0.54%        --        0.14%    0.02%    0.70%         --        0.70%

T. ROWE PRICE EQUITY SERIES, INC.
    Personal Strategy Balanced
     Portfolio.....................    0.90%        --          --     0.12%    1.02%       0.12%       0.90%

T. ROWE PRICE FIXED INCOME SERIES,
 INC.
    Limited-Term Bond Portfolio....    0.70%        --          --       --     0.70%         --        0.70%


Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from April 30, 2018 through April 30, 2019. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.

                              ISSUING THE POLICY

GENERAL INFORMATION

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as Individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

For some Group Contracts or employer-sponsored insurance programs, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract or employer-sponsored insurance program cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.")

SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Contractholder (employer), who chooses which charge structure will apply to the Policies issued to the Contractholder's Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.

The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Policies in Group A, we assess both of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.

It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Policy administrative charge into an increase in our insurance rates, we must assume an average Policy Face Amount. If the actual aggregate premiums paid or the actual average Policy Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group
A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose

Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates if state law restrictions make issuance of a Group Contract impracticable.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

     . to persons who wish to continue coverage after a Group Contract has terminated;

     . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

EMPLOYEE ELIGIBILITY. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. "Actively at work" means that the Employee must work for the Contractholder or sponsoring employer at the Employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.

GUARANTEED ISSUE. We generally will issue the Policy and any spouse or children's insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy.

Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or employer-sponsored insurance program.

SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

     .   the Face Amount exceeds the Guaranteed Issue Amount described above;

     .   the Policy has previously been offered to the Employee;

     . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or

     . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

INTERIM INSURANCE. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

     .   the date insurance coverage begins on the Policy applied for;

     . the date a Policy other than the Policy applied for is offered to the applicant;

     . the date the Company notifies the applicant that the application for any proposed Insured is declined;

     .   60 days from the date of application; or

     . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

EMPLOYEE'S SPOUSE. Before issuing a Policy to an Employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

ISSUE DATE. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

     .   the appropriate application for Individual Insurance is signed;

     .   the initial premium has been paid prior to the Insured's death;

     .   the Insured is eligible for the Policy; and

     . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.

If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or the General Account, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face

Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

     . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

     .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

                                   PREMIUMS

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.

We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.")

Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the Contractholder or sponsoring employer. Please note that if the Contractholder or sponsoring employer does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.")

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE UNDER CERTAIN GROUP CONTRACTS

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee's employment with the Contractholder or sponsoring employer terminates. (See "Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See "Periodic Charges--Cost of Insurance Rates".) We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

     . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.

     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

     . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.

     . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.

     . You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

     . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General
         Account--Restrictions on Allocations and Transfers to the General Account.")

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE

INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

                      THE COMPANY AND THE GENERAL ACCOUNT

THE COMPANY

Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $270.2 billion general account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. Treasury and agency securities, as well as real estate and corporate equity, at December 31, 2017. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.


Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger between Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company ("Met Tower Life" or the "Guarantor").


GUARANTEE OF INSURANCE OBLIGATIONS


Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Metropolitan Tower Life Insurance Company ("Met Tower Life" or the "Guarantor") is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life's obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life's rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company ("General American"). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.


THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

RESTRICTIONS ON ALLOCATIONS AND TRANSFERS TO THE GENERAL ACCOUNT. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

RESTRICTIONS ON PARTIAL WITHDRAWALS AND TRANSFERS FROM THE GENERAL ACCOUNT. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.

The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

     . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or

     .   the previous Policy Year's General Account maximum withdrawal amount.

We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")

The Loan Account is part of the General Account.

We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.

                      THE SEPARATE ACCOUNT AND THE FUNDS

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The investment adviser to certain of the Funds offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

The Separate Account is divided into Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund. The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.

                FUND                            INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
-------------------------------------   -------------------------------------   -------------------------------------

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
MetLife Russell 2000(R) Index           Seeks to track the performance of the   Brighthouse Investment Advisers,
Portfolio                               Russell 2000(R) Index.                  LLC Subadviser: MetLife Investment
                                                                                Advisors, LLC

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- INITIAL CLASS
Contrafund(R) Portfolio                 Seeks long-term capital appreciation.   Fidelity Management & Research
                                                                                Company Subadviser: FMR Co., Inc.
Equity-Income Portfolio                 Seeks reasonable income. The fund       Fidelity Management & Research
                                        will also consider the potential for    Company Subadviser: FMR Co., Inc.
                                        capital appreciation. The fund's goal
                                        is to achieve a yield which exceeds
                                        the composite yield on the securities
                                        comprising the S&P 500(R) Index.
Freedom 2010 Portfolio                  Seeks high total return with a          Fidelity Management & Research
                                        secondary objective of principal        Company Subadviser: FMR Co., Inc.
                                        preservation as the fund approaches
                                        its target date and beyond.
Freedom 2020 Portfolio                  Seeks high total return with a          Fidelity Management & Research
                                        secondary objective of principal        Company Subadviser: FMR Co., Inc.
                                        preservation as the fund approaches
                                        its target date and beyond.
Freedom 2030 Portfolio                  Seeks high total return with a          Fidelity Management & Research
                                        secondary objective of principal        Company Subadviser: FMR Co., Inc.
                                        preservation as the fund approaches
                                        its target date and beyond.

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------  -------------------------------------- -------------------------------------
Freedom 2040 Portfolio                 Seeks high total return with a         Fidelity Management & Research
                                       secondary objective of principal       Company Subadviser: FMR Co., Inc.
                                       preservation as the fund approaches
                                       its target date and beyond.
Freedom 2050 Portfolio                 Seeks high total return with a         Fidelity Management & Research
                                       secondary objective of principal       Company Subadviser: FMR Co., Inc.
                                       preservation as the fund approaches
                                       its target date and beyond.
Government Money Market Portfolio      Seeks as high a level of current       Fidelity Management & Research
                                       income as is consistent with           Company Subadviser: Fidelity
                                       preservation of capital and liquidity. Investments Money Management, Inc.
Growth Portfolio                       Seeks to achieve capital appreciation. Fidelity Management & Research
                                                                              Company Subadviser: FMR Co., Inc.
High Income Portfolio                  Seeks a high level of current income,  Fidelity Management & Research
                                       while also considering growth of       Company Subadviser: FMR Co., Inc.
                                       capital.
Index 500 Portfolio                    Seeks investment results that          Fidelity Management & Research
                                       correspond to the total return of      Company Subadvisers: FMR Co., Inc.;
                                       common stocks publicly traded in the   Geode Capital Management, LLC
                                       United States, as represented by the
                                       S&P 500(R) Index.
Investment Grade Bond Portfolio        Seeks as high a level of current       Fidelity Management & Research
                                       income as is consistent with the       Company Subadviser: Fidelity
                                       preservation of capital.               Investments Money Management, Inc.
Mid Cap Portfolio                      Seeks long-term growth of capital.     Fidelity Management & Research
                                                                              Company Subadviser: FMR Co., Inc.
Overseas Portfolio                     Seeks long-term growth of capital.     Fidelity Management & Research
                                                                              Company Subadviser: FMR Co., Inc.
Real Estate Portfolio                  Seeks above-average income and         Fidelity SelectCo, LLC Subadviser:
                                       long-term capital growth, consistent   FMR Co., Inc.
                                       with reasonable investment risk. The
                                       fund seeks to provide a yield that
                                       exceeds the composite yield of the
                                       S&P 500(R) Index.
Value Portfolio                        Seeks capital appreciation.            Fidelity Management & Research
                                                                              Company Subadviser: FMR Co., Inc.

T. ROWE PRICE EQUITY SERIES, INC.
Personal Strategy Balanced Portfolio   Seeks the highest total return over    T. Rowe Price Associates, Inc.
                                       time consistent with an emphasis on
                                       both capital appreciation and income.

                FUND                            INVESTMENT OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
-------------------------------------   -------------------------------------   -------------------------------------

T. ROWE PRICE FIXED INCOME SERIES, INC.
Limited-Term Bond Portfolio             Seeks a high level of income            T. Rowe Price Associates, Inc.
                                        consistent with moderate fluctuations
                                        in principal value.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2017, approximately 85% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Funds which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.

SELECTION OF FUNDS. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

     .   eliminate or combine one or more Divisions;

     .   substitute one Division for another Division; or

     . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

     .   operated as a management company under the 1940 Act;

     . deregistered under that Act in the event such registration is no longer required; or

     .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law. Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund). If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

                                 POLICY VALUES

CASH VALUE

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the

Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

     . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS

     .   interest at a rate of at least 4% per year; PLUS

     . any excess interest which we credit and any amounts transferred into the General Account; LESS

     . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.

NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

NUMBER OF UNITS. The number of units in any Division of the Separate Account at the end of any valuation day equals:

     .   the initial units purchased at the unit value on the Issue Date; PLUS

     .   units purchased with additional net premiums; PLUS

     . units purchased via transfers from another Division, the General Account, or the Loan Account; MINUS

     .   units redeemed to pay for monthly deductions; MINUS

     .   units redeemed to pay for partial withdrawals; MINUS

     . units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

UNIT VALUE. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

     . the value of the net assets of the Division at the end of the preceding Valuation Period; PLUS

     . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; MINUS

     . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS

     . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; MINUS

     . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY

     . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                                POLICY BENEFITS

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

      Death benefit proceeds equal:

     .   the death benefit (described below); PLUS

     .   any additional insurance provided by rider; MINUS

     .   any unpaid monthly deductions; MINUS

     .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policy Owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.

Under Option A, the death benefit is:

     .   the current Face Amount of the Policy or, if greater,

     .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

     . the current Face Amount plus the Cash Value of the Policy or, if greater,

     . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

CHANGING FACE AMOUNT

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or employer-sponsored insurance program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

ACCELERATED DEATH BENEFITS

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.

SURRENDER. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

PARTIAL WITHDRAWALS. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions and/or the General Account on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division and/or the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and, for certain Policies, between the Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

     . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

     . We will consider all transfer requests received on the same Valuation Day as a single transfer request.

     . The minimum amount that you must transfer is currently $250, or, if less, the Policy's Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

     . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.

     . The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (these Funds, referred to as the "Monitored Funds," are identified in the list below) and we monitor transfer activity in those Monitored Funds.

                             High Income Portfolio
                    MetLife Russell 2000(R) Index Portfolio
                              Overseas Portfolio

We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Fidelity VIP Government Money Market Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the Fidelity VIP Government Money Market Division must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.

LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where


      (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

      (b)    is the amount of any outstanding Indebtedness.

The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive your request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

INTEREST RATE CHARGED FOR POLICY LOANS. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account in the same proportion that the Cash Value in each Division and the General Account bears to the unloaned Cash Value.

LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions and the General Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions and the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.

EFFECT OF POLICY LOANS. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Policy loan.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

CONVERSION RIGHT UPON TERMINATION OF THE GROUP CONTRACT OR CHANGE IN INSURED'S ELIGIBILITY

GROUP CONTRACTS WITH AUTOMATIC CONTINUATION OF COVERAGE. Under some Group Contracts, as long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the Employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee's employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an Employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Certificate issued to the Employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the Employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

GROUP CONTRACTS WITHOUT AUTOMATIC CONTINUATION OF COVERAGE. Under certain Group Contracts, an Insured's coverage may end upon termination of the Group Contract or if the Group Contract has been amended to end life insurance coverage for an eligible class of Employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See "Conditions for Conversion" below.)

If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the death of the Insured. If we pay the Cash Surrender Value to you, the federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Policy Benefits.")

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

CONDITIONS FOR CONVERSION. If you choose to convert the Certificate to a personal policy of insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

     . We will employ reasonable procedures to confirm that instructions are genuine.

     . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.

     . We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.

     . You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

                        POLICY LAPSE AND REINSTATEMENT

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash
Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

     . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

     . Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and
         (b) two times the monthly deduction due at the time of reinstatement.

     . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the

1980 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.

                            CHARGES AND DEDUCTIONS

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume; and (iv) our profit expectations.

Services and benefits we provide:

     .   the death benefit, cash and loan benefits under the Policy

     .   investment options, including premium allocations

     .   administration of elective options

     .   the distribution of reports to Owners

Costs and expenses we incur:

     . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     .   overhead and other expenses for providing services and benefits

     .   sales and marketing expenses

     . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

     . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge we can apply to any Policy can vary but will not exceed 1%. The net amount of premiums invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule page. For certain Policies that are deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%.

To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge guaranteed not to exceed 2.25% for all Policies. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge.

PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

TRANSFER CHARGE. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

     .   the cost of insurance charge;

     .   a monthly administrative charge (if applicable);

     .   the charges for any riders.

COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). For Policies under Group Contracts issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in either the 1980 CSO table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 1980 CSO table or the 2001 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount-- whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

MONTHLY ADMINISTRATIVE CHARGE. We assess either an explicit monthly administrative charge from each Policy based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. The maximum administrative charge we can apply to any Policy under any Group Contract can vary but will not exceed $6.00 per Policy per month during the first Policy Year and $3.50 per Policy per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program, we may modify the charge for that Group Contract or employer-sponsored insurance program.

CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.

     . WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction for Certificates under Group Contracts or Individual Policies issued before January 1, 2004 and is assessed by increasing the applicable cost of insurance rates by 12% for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004.

     . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

     . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

     . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.

LOAN INTEREST CHARGE. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy Owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this Prospectus.

                              FEDERAL TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.

MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, or in the seven years after a "material change," the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

       (1)All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

       (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

       (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.

MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                        ADDITIONAL BENEFITS AND RIDERS

We currently offer the following riders under the Policy:

     .   Waiver of Monthly Deductions Rider

     .   Children's Life Insurance Rider

     .   Spouse's Life Insurance Rider

     .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

                         DISTRIBUTION OF THE POLICIES

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company may enter into selling agreements with broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

               OPTION                               FIRST YEAR                            RENEWAL YEARS
-------------------------------------  -------------------------------------  -------------------------------------
                  1                                     A+B                                    a+b
                  2                                     A+B                                    a+c
                  3                                   A+X+Y+Z                                   a

       A = 25% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

       B = 1% of premiums in excess of the cost of insurance assessed during the first Policy Year.

       a = 25% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

       b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

       c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.

       X = 20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

       Y =   2% of any unscheduled premiums received.

       Z = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period;
(4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call
(800) ASK-4MET.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. If the Group Contract provides for automatic continuation of coverage, the insurance coverage provided by the Policy will continue as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Policy will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See "Conversion Right Upon Termination of the Group Contract or Change in Insured's Eligibility.")

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. Some Group Contracts provide that if the Group Contract terminates, any Certificates in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy that will provide benefits that are identical to those provided under the Certificate. Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See "Conversion Right Upon Termination of the Group Contract or Change in Insured's Eligibility.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                    GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

     .   the SEC by order permits postponement for the protection of Owners; or

     . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

                               STATE VARIATIONS

This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.

                               LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                             FINANCIAL STATEMENTS


The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI). The financial statements of General American Life Insurance Company (an affiliate of Met Tower Life that was merged into Met Tower Life effective as of April 27, 2018) have also been included in the SAI.


The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

                                   GLOSSARY

Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contracts specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance-Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an Employee and an Employee's spouse.

Investment Start Date--The date the initial premium is applied to the General Account and to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at our Administrative Office.

Issue Age--The Insured's Age as of the date the Policy is issued.

Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy and, for Policies with Group A or Group B charge structure, any charge for premium taxes.

Owner (or you)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for regular trading.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually
4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-756-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                      METROPOLITAN LIFE INSURANCE COMPANY

                          PARAGON SEPARATE ACCOUNT B

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                   (PUTNAM)

                    SUPPLEMENT DATED APRIL 30, 2018 TO THE
                        PROSPECTUS DATED APRIL 30, 2018


FOR POLICIES ISSUED PRIOR TO MAY 1, 2006:

Policies issued prior to May 1, 2006 are subject to a guarantee. This guarantee was previously issued by General American Life Insurance Company ("General American"). Effective following the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company ("Met Tower Life") and Met Tower Life replaced General American as the issuer of the guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Policies. Information about the guarantee and Met Tower Life is contained in the prospectus for your Policy.

Please read this supplement and keep it with your prospectus for future reference. You may obtain another copy of the prospectus for your Policy, free of charge, by writing or calling us at our Administrative Office, MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128, or by calling
(800) 756-0124, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                     *****

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                   (PUTNAM)

                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

     Direct all correspondence and inquiries to the Administrative Office:

                                 Metlife Gvul
                                Mail Code A2-10
                            13045 Tesson Ferry Road
                              St. Louis, Mo 63128
                                (800) 756-0124

                                  PROSPECTUS

                                April 30, 2018

This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."


This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company ("Met Tower" or the "Guarantor") of MetLife's obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.


The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Divisions (Divisions may be referred to as "Investment Divisions" in your Policy and marketing materials) of Paragon Separate Account B (the "Separate Account"). Each Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 756-0124.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

     .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

     .   ARE NOT FEDERALLY INSURED;

     .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

     .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                       PUTNAM VARIABLE TRUST (CLASS IA)
                       Putnam VT Diversified Income Fund
                         Putnam VT Equity Income Fund
                    Putnam VT Global Asset Allocation Fund
                         Putnam VT Global Equity Fund
                        Putnam VT Global Utilities Fund
                    Putnam VT Government Money Market Fund
                      Putnam VT Growth Opportunities Fund
                           Putnam VT High Yield Fund
                             Putnam VT Income Fund
                      Putnam VT International Equity Fund
                      Putnam VT International Growth Fund
                      Putnam VT International Value Fund
                           Putnam VT Investors Fund
 Putnam VT Sustainable Leaders Fund (formerly Putnam VT Multi-Cap Growth Fund)

                               TABLE OF CONTENTS


                                                           PAGE
                 -                                         ----

                 Policy Benefits/Risks Summary............
                 Fee Tables...............................   6
                 Issuing The Policy.......................   9
                 Premiums.................................  13
                 The Company..............................  15
                 The Separate Account and the Funds.......  16
                 Policy Values............................  21
                 Policy Benefits..........................  22
                 Policy Lapse and Reinstatement...........  34
                 Charges and Deductions...................  35
                 Federal Tax Matters......................  39
                 Additional Benefits and Riders...........  43
                 Distribution of the Policies.............  44
                 General Provisions of the Group Contract.  46
                 General Matters Relating to the Policy...  47
                 State Variations.........................  48
                 Legal Proceedings........................  48
                 Financial Statements.....................  48
                 Glossary.................................  49

                         POLICY BENEFITS/RISKS SUMMARY

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the policy Owner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Contractholder will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

     . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.

     . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.

PARTIAL WITHDRAWALS. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).

TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."

LOANS. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

OTHER POLICY BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any spouse or children's insurance rider applied for by an Employee pursuant to our guaranteed issue underwriting procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

SEPARATE ACCOUNT. You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE. Cash Value is the sum of your amounts in the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

ELIGIBILITY CHANGE CONVERSION. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, the Certificate issued in connection with the Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums you pay, the Policy may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.

LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables.

TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Divisions.

--------------------------------------------------------------------------------------------------------------------
               CHARGE                         WHEN CHARGE IS DEDUCTED          MAXIMUM GUARANTEED AMOUNT DEDUCTED
-------------------------------------  -------------------------------------  -------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE                 Upon receipt of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
..  For Policies issued under Group
   Contracts                                                                  1.00% of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
..  Only for Policies treated as
   individual contracts under Omnibus
   Budget Reconciliation Act                                                  2.00% of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

PREMIUM TAX CHARGE                     Upon receipt of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

FOR ALL POLICIES                                                              2.00% of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

PARTIAL WITHDRAWAL CHARGE              Upon each partial withdrawal from the  The less of $25 or 2% of the amount
                                       Policy                                 withdrawn
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

TRANSFER CHARGE                        Upon each transfer in excess of 12 in  $25 per Transfer
                                       a Policy Year
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

ACCELERATED DEATH BENEFIT              At the time an accelerated death       $100
ADMINISTRATIVE CHARGE                  benefit is paid
--------------------------------------------------------------------------------------------------------------------

      PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy Owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy Owner purchases any rider(s).


               CHARGE                         WHEN CHARGE IS DEDUCTED          MAXIMUM GUARANTEED AMOUNT DEDUCTED
-------------------------------------  -------------------------------------  -------------------------------------
--------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE(1)            On the Investment Start Date and each
                                          succeeding Monthly Anniversary
--------------------------------------------------------------------------------------------------------------------
..  Minimum                                                                     $ 0.16 per $1,000 of net amount at
                                                                                              risk
--------------------------------------------------------------------------------------------------------------------
..  Maximum                                                                     $31.31 per $1,000 of net amount at
                                                                                              risk

               CHARGE                         WHEN CHARGE IS DEDUCTED           MAXIMUM GUARANTEED AMOUNT DEDUCTED
-------------------------------------  -------------------------------------   -------------------------------------
----------------------------------------------------------------------------------------------------------------------
..  Charge for an insured, attained                                              $ 0.45 per $1,000 of net amount at
   age 45, actively at work                                                                    risk
----------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE(2)                On the Investment Start Date and on     $6 per Policy per month during the
                                        each succeeding Monthly Anniversary    first Policy Year and $3.50 per month
                                                       Daily                             in renewal years
----------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK                                                     0.90% (annually) of the net assets of
CHARGE(3)                                                                      each Division of the Separate Account
----------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(4)                     On each Policy Anniversary                         3.0%
----------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:(5)                On rider start date and on each
WAIVER OF MONTHLY DEDUCTIONS                    Monthly Anniversary
RIDER
----------------------------------------------------------------------------------------------------------------------
..  Minimum                                                                      $0.01 per $1.00 of waived deduction
----------------------------------------------------------------------------------------------------------------------
..  Maximum                                                                      $0.24 per $1.00 of waived deduction
----------------------------------------------------------------------------------------------------------------------
..  Charge for an insured, attained                                              $0.07 per $1.00 of waived deduction
   age 45, actively at work
----------------------------------------------------------------------------------------------------------------------
CHILDREN'S LIFE INSURANCE RIDER           On rider start date and on each          $0.16 per $1,000 of coverage
                                                Monthly Anniversary
----------------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT              See "Accelerated Death Benefit Administrative Charge" in Transaction Charges
SETTLEMENT OPTION RIDER(6)                                             table above.

-------------
(1) Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2) The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
(3) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.
(5) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and (if available) the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. Charges based on actual age will likely increase as the insured ages. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

(6) There is no charge for this rider. However, we may deduct an administrative charge from the accelerated death benefit at the time it is paid.


For information concerning compensation paid for the sale of Policies, See "Distribution of the Policies."

FUND CHARGES AND EXPENSES

The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2017. The expenses shown are those incurred for the year ended December 31, 2017. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2017. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2017, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

           MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                          Minimum    Maximum
                                                                       ---------- ----------
Total Annual Fund Operating Expenses (expenses that are deducted from
  Fund assets, including management fees, distribution and/or service
  (12b-1) fees, and other expenses)...................................    0.45%      1.34%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.

                                       DISTRIBUTION
                                          AND/OR              ACQUIRED                 FEE WAIVER   NET TOTAL
                                         SERVICE              FUND FEES TOTAL ANNUAL     AND/OR      ANNUAL
                            MANAGEMENT   (12B-1)      OTHER      AND     OPERATING      EXPENSE     OPERATING
           FUND                FEE         FEES      EXPENSES  EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES
--------------------------- ---------- ------------ --------- --------- ------------ -------------- ---------
PUTNAM VARIABLE TRUST -- CLASS IA
Putnam VT Diversified
 Income Fund...............    0.54%        --        0.24%      --         0.78%           --        0.78%
Putnam VT Equity Income
 Fund......................    0.47%        --        0.10%      --         0.57%           --        0.57%
Putnam VT Global Asset
 Allocation Fund...........    0.59%        --        0.27%      --         0.86%           --        0.86%
Putnam VT Global Equity
 Fund......................    0.69%        --        0.18%      --         0.87%           --        0.87%
Putnam VT Global Utilities
 Fund......................    0.62%        --        0.20%      --         0.82%           --        0.82%
Putnam VT Government
 Money Market Fund.........    0.28%        --        0.17%      --         0.45%           --        0.45%
Putnam VT Growth
 Opportunities Fund........    0.55%        --        0.11%      --         0.66%           --        0.66%
Putnam VT High Yield
 Fund......................    0.56%        --        0.16%      --         0.72%           --        0.72%
Putnam VT Income
 Fund......................    0.39%        --        0.19%      --         0.58%           --        0.58%
Putnam VT International
 Equity Fund...............    0.69%        --        0.15%      --         0.84%           --        0.84%
Putnam VT International
 Growth Fund...............    0.92%        --        0.42%      --         1.34%         0.14%       1.20%
Putnam VT International
 Value Fund................    0.69%        --        0.21%      --         0.90%           --        0.90%
Putnam VT Investors
 Fund......................    0.55%        --        0.13%      --         0.68%           --        0.68%
Putnam VT Sustainable
 Leaders Fund..............    0.55%        --        0.12%      --         0.67%           --        0.67%

The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from April 30, 2018 through April 30, 2019. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.

Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

                              ISSUING THE POLICY

GENERAL INFORMATION

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.

Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee's employment end. (See "Eligibility Change Conversion.")

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose Employees and their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible Employees and their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

     . to persons who wish to continue coverage after a Group Contract has terminated;

     . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

EMPLOYEE ELIGIBILITY. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. "Actively at work" means that the Employee must work for the Contractholder or sponsoring employer at the Employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.

GUARANTEED ISSUE. We generally will issue the Policy and any spouse or children's insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or employer-sponsored insurance program.

SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

     .   the Face Amount exceeds the Guaranteed Issue Amount described above;

     .   the Policy has previously been offered to the Employee;

     . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or

     . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

INTERIM INSURANCE. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

     .   the date insurance coverage begins on the Policy applied for;

     . the date a Policy other than the Policy applied for is offered to the applicant;

     . the date the Company notifies the applicant that the application for any proposed Insured is declined;

     .   60 days from the date of application; or

     . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

EMPLOYEE'S SPOUSE. Before issuing a Policy to an Employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

ISSUE DATE. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

     .   the appropriate application for Individual Insurance is signed;

     .   the initial premium has been paid prior to the Insured's death;

     .   the Insured is eligible for the Policy; and

     . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase.

If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

     . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

     .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

                                   PREMIUMS

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.

We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually
4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. Please note that if the Contractholder does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the Policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.")

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even if the Group Contract terminates. (See "Eligibility Change Conversion.") Individual Insurance also will continue if the Employee's employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

     . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.

     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

     . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.

     . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.

     . You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

                                  THE COMPANY

THE COMPANY

Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $270.2 billion general account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. Treasury and agency securities, as well as real estate and corporate equity, at December 31, 2017. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.


Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger between Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company ("Met Tower Life" or the "Guarantor").


GUARANTEE OF INSURANCE OBLIGATIONS


Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Metropolitan Tower Life Insurance Company ("Met Tower Life" or the "Guarantor") is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the

Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life's obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life's rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company ("General American"). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.


                      THE SEPARATE ACCOUNT AND THE FUNDS

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The investment adviser to certain of the Funds offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

The Separate Account is divided into Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.

                                                                       INVESTMENT
           FUND                     INVESTMENT OBJECTIVE            ADVISER/SUBADVISER
--------------------------- -------------------------------------   -----------------
PUTNAM VARIABLE TRUST -- CLASS IA
Putnam VT Diversified       Seeks as high a level of current       Putnam Investment
Income Fund                 income as Putnam Investment            Management, LLC
                            Management, LLC believes is
                            consistent with preservation of
                            capital.
Putnam VT Equity Income     Seeks capital growth and current       Putnam Investment
Fund                        income.                                Management, LLC
Putnam VT Global Asset      Seeks long-term return consistent      Putnam Investment
Allocation Fund             with preservation of capital.          Management, LLC
Putnam VT Global Equity     Seeks capital appreciation.            Putnam Investment
Fund                                                               Management, LLC
Putnam VT Global Utilities  Seeks capital growth and current       Putnam Investment
Fund                        income.                                Management, LLC

                                                                     INVESTMENT
          FUND                    INVESTMENT OBJECTIVE            ADVISER/SUBADVISER
------------------------- -------------------------------------   -----------------
Putnam VT Government      Seeks as high a rate of current        Putnam Investment
Money Market Fund         income as Putnam Investment            Management, LLC
                          Management, LLC believes is
                          consistent with preservation of
                          capital and maintenance of liquidity.
Putnam VT Growth          Seeks capital appreciation.            Putnam Investment
Opportunities Fund                                               Management, LLC
Putnam VT High Yield      Seeks high current income. Capital     Putnam Investment
Fund                      growth is a secondary goal when        Management, LLC
                          consistent with achieving high
                          current income.
Putnam VT Income Fund     Seeks high current income consistent   Putnam Investment
                          with what Putnam Investment            Management, LLC
                          Management, LLC believes to be
                          prudent risk.
Putnam VT International   Seeks capital appreciation.            Putnam Investment
Equity Fund                                                      Management, LLC
Putnam VT International   Seeks long-term capital appreciation.  Putnam Investment
Growth Fund                                                      Management, LLC
Putnam VT International   Seeks capital growth. Current income   Putnam Investment
Value Fund                is a secondary objective.              Management, LLC
Putnam VT Investors Fund  Seeks long-term growth of capital and  Putnam Investment
                          any increased income that results      Management, LLC
                          from this growth.
Putnam VT Sustainable     Seeks long-term capital appreciation.  Putnam Investment
Leaders Fund                                                     Management, LLC

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2017, approximately 85% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Funds which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.

SELECTION OF FUNDS. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

     .   eliminate or combine one or more Divisions;

     .   substitute one Division for another Division; or

     . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

     .   operated as a management company under the 1940 Act;

     . deregistered under that Act in the event such registration is no longer required; or

     .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

                                 POLICY VALUES

CASH VALUE

The Cash Value of the Policy equals the sum of all values in the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.

CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.

NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

NUMBER OF UNITS. The number of units in any Division of the Separate Account at the end of any valuation day equals:

     .   the initial units purchased at the unit value on the Issue Date; plus

     .   units purchased with additional net premiums; plus

     . units purchased via transfers from another Division or the Loan Account; minus

     .   units redeemed to pay for monthly deductions; minus

     .   units redeemed to pay for partial withdrawals; minus

     . units redeemed as part of a transfer to another Division or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

UNIT VALUE. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

     . the value of the net assets of the Division at the end of the preceding Valuation Period; plus

     . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus

     . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus

     . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus

     . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by

     . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                                POLICY BENEFITS

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

     .   the death benefit (described below); plus

     .   any additional insurance provided by rider; minus

     .   any unpaid monthly deductions; minus

     .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policy Owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.

Under Option A, the death benefit is:

     .   the current Face Amount of the Policy or, if greater,

     .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

     . the current Face Amount plus the Cash Value of the Policy or, if greater,

     . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

CHANGING FACE AMOUNT

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit the number of changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

ACCELERATED DEATH BENEFITS

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.

SURRENDER. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

PARTIAL WITHDRAWALS. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy's Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The following terms apply to transfers under a Policy:

     . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

     . We will consider all transfer requests received on the same Valuation Day as a single transfer request.

     . The minimum amount that you must transfer is currently $250, or, if less, the Policy's Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

     . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (these Funds, referred to as the "Monitored Funds," are identified in the list below) and we monitor transfer activity in those Monitored Funds.

                    Putnam VT Global Asset Allocation Fund
                         Putnam VT Global Equity Fund
                        Putnam VT Global Utilities Fund
                           Putnam VT High Yield Fund
                      Putnam VT International Equity Fund
                      Putnam VT International Growth Fund
                      Putnam VT International Value Fund

We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Putnam VT Government Money Market Division to a number of available

Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the Putnam VT Government Money Market Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.

LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

      (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

      (b)    is the amount of any outstanding Indebtedness.

The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive your request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

INTEREST RATE CHARGED FOR POLICY LOANS. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions in the same proportion that the Cash Value in each Division bears to the unloaned Cash Value.

LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary;
(ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.

EFFECT OF POLICY LOANS. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Policy stays in force. You should seek competent advice before requesting a Policy loan.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract ends because the Group Contract terminates or the Employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee's employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.") If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

     . We will employ reasonable procedures to confirm that instructions are genuine.

     . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.

     . We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.

You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality.

Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

                        POLICY LAPSE AND REINSTATEMENT

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash
Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

     . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

     . Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and
         (b) two times the monthly deduction due at the time of reinstatement.

     . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                            CHARGES AND DEDUCTIONS

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume; and (iv) our profit expectations.

Services and benefits we provide:

     .   the death benefit, cash and loan benefits under the Policy

     .   investment options, including premium allocations

     .   administration of elective options

     .   the distribution of reports to Owners

Costs and expenses we incur:

     . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     .   overhead and other expenses for providing services and benefits

     .   sales and marketing expenses

     . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

     . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1.00% of the premium. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.

PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.00% from all Policies. The 2.00% charge may be higher or lower than actual premium taxes, if any, assessed in your location.

PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

TRANSFER CHARGE. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division in the same proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

     .   the cost of insurance charge;

     .   a monthly administrative charge;

     .   the charges for any riders.

COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at the annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

MONTHLY ADMINISTRATIVE CHARGE. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

     . WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

     . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

     . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

LOAN INTEREST CHARGE. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy Owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.

                              FEDERAL TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.

MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, or in the seven years after a "material change," the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender and withdrawals, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.

MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                        ADDITIONAL BENEFITS AND RIDERS

We currently offer the following riders under the Policy:

     .   Waiver of Monthly Deductions Rider

     .   Children's Life Insurance Rider

     .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

                         DISTRIBUTION OF THE POLICIES

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company may enter into selling agreements with broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. We may compensate MetLife insurance agents and other MetLife employees for referrals.

We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

                 OPTION                               FIRST YEAR                           RENEWAL YEARS
                 ------                               ----------                           -------------
                  1                                     A+B                                    a+b
                  2                                     A+B                                    a+c
                  3                                   A+X+Y+Z                                   a

       A = 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

       B = 1% of premiums in excess of the cost of insurance assessed during the first Policy Year.

       a = 18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

       b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

       c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.

       X = 20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

       Y =   2% of any unscheduled premiums received.

       Z = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period;
(4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call
(800) ASK-4MET.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                    GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

     .   the SEC by order permits postponement for the protection of Owners; or

     . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

                               STATE VARIATIONS

This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. Your actual policy and endorsements or riders are the controlling documents. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.

                               LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                             FINANCIAL STATEMENTS


The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI). The financial statements of General American Life Insurance Company (an affiliate of Metropolitan Tower Life Insurance Company that was merged into Metropolitan Tower Life Insurance Company effective as of April 27, 2018) and a narrative description of the PRO FORMA effects of the merger have also been included in the SAI.

The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

                                   GLOSSARY

Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee.

Insured--The person whose life is insured under a Policy.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at our Administrative Office.

Issue Age--The Insured's Age as of the date the Policy is issued.

Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

Owner (or you)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for regular trading.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually
4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-756-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                      METROPOLITAN LIFE INSURANCE COMPANY

                          PARAGON SEPARATE ACCOUNT B

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                 (DEUTSCHE C)

                    SUPPLEMENT DATED APRIL 30, 2018 TO THE
                        PROSPECTUS DATED APRIL 30, 2018


FOR POLICIES ISSUED PRIOR TO MAY 1, 2006:

Policies issued prior to May 1, 2006 are subject to a guarantee. This guarantee was previously issued by General American Life Insurance Company ("General American"). Effective following the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company ("Met Tower Life") and Met Tower Life replaced General American as the issuer of the guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Policies. Information about the guarantee and Met Tower Life is contained in the prospectus for your Policy.

Please read this supplement and keep it with your prospectus for future reference. You may obtain another copy of the prospectus for your Policy, free of charge, by writing or calling us at our Administrative Office, MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128, or by calling
(800) 756-0124, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                     *****

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                 (DEUTSCHE C)

                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY
     Direct all correspondence and inquiries to the Administrative Office:

                                 Metlife GVUL
                                Mail Code A2-10
                            13045 Tesson Ferry Road
                              St. Louis, MO 63128
                                (800) 756-0124

                                  PROSPECTUS

                                April 30, 2018

This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."


FOR POLICIES ISSUED PRIOR TO MAY 1, 2006:

Policies issued prior to May 1, 2006 are subject to a guarantee. This guarantee was previously issued by General American Life Insurance Company ("General American"). Effective following the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company ("Met Tower Life") and Met Tower Life replaced General American as the issuer of the guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Policies. Information about the guarantee and Met Tower Life is contained in prospectus for your Policy.

Please read this supplement and keep it with your prospectus for future reference. You may obtain another copy of the prospectus for your Policy, free of charge, by writing or calling us at our Administrative Office, MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128, or by calling
(800) 756-0124, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Divisions (Divisions may be referred to as "Investment Divisions" in your Policy and marketing materials) of Paragon Separate Account B (the "Separate Account"). Each Division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund.

YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 756-0124.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

     .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

     .   ARE NOT FEDERALLY INSURED;

     .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

     .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                     DEUTSCHE VARIABLE SERIES I (CLASS A)
                               Deutsche Bond VIP
                          Deutsche Capital Growth VIP
                           Deutsche Core Equity VIP
                      Deutsche CROCI(R) International VIP
                         Deutsche Global Small Cap VIP

                     DEUTSCHE VARIABLE SERIES II (CLASS A)
                      Deutsche Global Income Builder VIP
                     Deutsche Government Money Market VIP
                       Deutsche Small Mid Cap Growth VIP

                               TABLE OF CONTENTS


                                                           PAGE
                                                           ----
                 Policy Benefits/Risks Summary............
                 Fee Tables...............................   6
                 Issuing the Policy.......................   9
                 Premiums.................................  13
                 The Company..............................  16
                 The Separate Account and the Funds.......  17
                 Policy Values............................  21
                 Policy Benefits..........................  23
                 Policy Lapse and Reinstatement...........  34
                 Charges and Deductions...................  35
                 Federal Tax Matters......................  39
                 Additional Benefits and Riders...........  44
                 Distribution of the Policies.............  44
                 General Provisions of the Group Contract.  47
                 General Matters Relating to the Policy...  48
                 State Variations.........................  49
                 Legal Proceedings........................  49
                 Financial Statements.....................  49
                 Glossary.................................  50

                         POLICY BENEFITS/RISKS SUMMARY

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the Policy Owner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Contractholder will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

     . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.

     . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.

PARTIAL WITHDRAWALS. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).

TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."

LOANS. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

OTHER POLICY BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any spouse or children's insurance rider applied for by an Employee pursuant to our guaranteed issue underwriting procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

SEPARATE ACCOUNT. You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE. Cash Value is the sum of your amounts in the Loan Account and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

ELIGIBILITY CHANGE CONVERSION. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, the Certificate issued in connection with the Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

POLICY RISKS

INVESTMENT RISK

      If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

      If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums you pay, the Policy may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax and may increase the risk that your policy will lapse.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.

LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables.

TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Divisions.


--------------------------------------------------------------------------------------------------------------------
               CHARGE                         WHEN CHARGE IS DEDUCTED          MAXIMUM GUARANTEED AMOUNT DEDUCTED
-------------------------------------  -------------------------------------  -------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE(1)              Upon receipt of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
..  For Policies issued under Group
   Contracts                                                                  1.00% of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
..  Only for Policies treated as
   individual contracts under Omnibus
   Budget Reconciliation Act of 1990                                          2.00% of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

PREMIUM TAX CHARGE                     Upon receipt of each premium payment   2.25% of each premium payment
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

PARTIAL WITHDRAWAL CHARGE              Upon each partial withdrawal from the  The lesser of $25 or 2% of the amount
                                       Policy                                 withdrawn
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

TRANSFER CHARGE                        Upon each transfer in excess of 12 in  $25 per transfer
                                       a Policy Year
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

ACCELERATED DEATH BENEFIT              At the time an accelerated death       $100
ADMINISTRATIVE CHARGE                  benefit is paid
--------------------------------------------------------------------------------------------------------------------


----------

(1) The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                                                                                    MAXIMUM GUARANTEED AMOUNT
               CHARGE                         WHEN CHARGE IS DEDUCTED                       DEDUCTED
-------------------------------------  -------------------------------------  --------------------------------------
--------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE(1)            On the investment Start Date and each
                                          succeeding Monthly Anniversary
--------------------------------------------------------------------------------------------------------------------
..  Minimum                                                                    $ 0.16 per $1,000 net amount at risk
..  Maximum                                                                    $31.31 per $1,000 net amount at risk
--------------------------------------------------------------------------------------------------------------------
..  Charge for an insured, attained                                            $ 0.45 per $1,000 net amount at risk
   age 45, actively at work
--------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE(2)                                                       $6 per Policy per month during the
                                        On the Investment Start Date and on   first Policy Year and $3.50 per month
                                        each succeeding Monthly Anniversary             in renewal years
--------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE(3)                   Daily                  0.90% (annually) of the net assets of
                                                                                  each Division of the Separate
                                                                                             Account
--------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(4)                     On each Policy Anniversary                        3.0%
--------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:(5)                On rider start date and on each
WAIVER OF MONTHLY DEDUCTIONS RIDER(6)           Monthly Anniversary
--------------------------------------------------------------------------------------------------------------------
..  Minimum                                                                    $ 0.01 per $1.00 of waived deduction
--------------------------------------------------------------------------------------------------------------------
..  Maximum                                                                    $ 0.24 per $1.00 of waived deduction
--------------------------------------------------------------------------------------------------------------------
..  Charge for an insured, attained                                            $ 0.07 per $1.00 of waived deduction
   age 45, actively at work
--------------------------------------------------------------------------------------------------------------------
CHILDREN'S LIFE INSURANCE RIDER           On rider start date and on each         $ 0.16 per $1,000 of coverage
                                                Monthly Anniversary
--------------------------------------------------------------------------------------------------------------------
SPOUSE'S LIFE INSURANCE RIDER(7)          On rider start date and on each
                                                Monthly Anniversary
--------------------------------------------------------------------------------------------------------------------
..  Minimum                                                                        $ 0.15 per $1,000 of coverage
--------------------------------------------------------------------------------------------------------------------
..  Maximum                                                                        $ 5.16 per $1,000 of coverage
--------------------------------------------------------------------------------------------------------------------
..  Charge for an insured, attained                                                $ 0.45 per $1,000 of coverage
   age 45, actively at work
--------------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT SETTLEMENT   See "Accelerated Death Benefit Administrative Charge" in Transaction Charges
OPTION RIDER(8)                                                        table above.


----------
(1) Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
(2) The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policies.

(3) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

(5) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction. The optional rider charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.
(6) Charges for this rider vary based on the Insured's individual characteristics.
(7)   Charges for this rider vary based on the age of the Spouse.
(8) There is no charge for this rider. However, we may deduct an administrative charge from the accelerated death benefit at the time it is paid.


For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

FUND CHARGES AND EXPENSES

The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2017. The expenses shown are those incurred for the year ended December 31, 2017. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2017. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2017, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

           MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                    Minimum     Maximum
                                                ----------- -----------
         Total Annual Fund Operating Expenses
           (expenses that are deducted from
           Fund assets, including management
           fees, distribution and/or service
           (12b-1) fees, and other expenses)...    0.48%       1.10%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.

                                                 DISTRIBUTION
                                                    AND/OR             ACQUIRED   TOTAL    FEE WAIVER   NET TOTAL
                                                   SERVICE               FUND    ANNUAL      AND/OR      ANNUAL
                                      MANAGEMENT   (12B-1)     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
                FUND                     FEE         FEES     EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
------------------------------------- ---------- ------------ -------- -------- --------- ------------- ---------
DEUTSCHE VARIABLE SERIES I -- CLASS A
   Deutsche Bond VIP.................    0.39%        --        0.35%      --     0.74%       0.01%       0.73%
   Deutsche Capital Growth VIP.......    0.37%        --        0.13%      --     0.50%         --        0.50%
   Deutsche Core Equity VIP..........    0.39%        --        0.18%      --     0.57%         --        0.57%
  Deutsche CROCI(R) International
    VIP..............................    0.79%        --        0.31%      --     1.10%       0.20%       0.90%
   Deutsche Global Small Cap VIP.....    0.80%        --        0.28%      --     1.08%       0.30%       0.78%

 DEUTSCHE VARIABLE SERIES II --
  CLASS A
   Deutsche Global Income Builder
    VIP..............................    0.37%        --        0.26%    0.04%    0.67%         --        0.67%
  Deutsche Government Money Market
    VIP..............................    0.24%        --        0.24%      --     0.48%         --        0.48%
   Deutsche Small Mid Cap Growth
    VIP..............................    0.55%        --        0.20%      --     0.75%         --        0.75%

The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from April 30, 2018 through April 30, 2019. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.


Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


                              ISSUING THE POLICY

GENERAL INFORMATION

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein. Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.

Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the employee's employment end. (See "Eligibility Change Conversion.")

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

     . to persons who wish to continue coverage after a Group Contract has terminated;

     . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

EMPLOYEE ELIGIBILITY. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. "Actively at work" means that the Employee must work for the Contractholder or sponsoring employer at the Employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.

GUARANTEED ISSUE. We generally will issue the Policy and any spouse and children's insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or employer-sponsored insurance program.

SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

     .   the Face Amount exceeds the Guaranteed Issue Amount described above;

     .   the Policy has previously been offered to the Employee;

     . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or

     . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse and children's insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

INTERIM INSURANCE. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount.

Coverage under interim insurance will end on the earliest of:

     .   the date insurance coverage begins on the Policy applied for;

     . the date a Policy other than the Policy applied for is offered to the applicant;

     . the date the Company notifies the applicant that the application for any proposed Insured is declined;

     .   60 days from the date of application; or

     . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

EMPLOYEE'S SPOUSE. Before issuing a Policy to an Employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

ISSUE DATE. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

     .   the appropriate application for Individual Insurance is signed;

     .   the initial premium has been paid prior to the Insured's death;

     .   the Insured is eligible for the Policy; and

     . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.

If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision. We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

     . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or


     .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.


                                   PREMIUMS

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages.

The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy.

(See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium. We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. Please note that if the Contractholder does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the Policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.")

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even if the Group Contract terminates. (See "Eligibility Change Conversion"). Individual Insurance also will continue if the Employee's employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

     . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.

     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

     . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.

     . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.

     . You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

                                  THE COMPANY

THE COMPANY

Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $270.2 billion general account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. Treasury and agency securities, as well as real estate and corporate equity, at December 31, 2017. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.


Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger between Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company ("Met Tower Life" or the "Guarantor").


GUARANTEE OF INSURANCE OBLIGATIONS


FOR POLICIES ISSUED PRIOR TO MAY 1, 2006:

Policies issued prior to May 1, 2006 are subject to a guarantee. This guarantee was previously issued by General American Life Insurance Company ("General American"). Effective following the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company ("Met Tower Life") and Met Tower Life replaced General American as the issuer of the guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Policies. Information about the guarantee and Met Tower Life is contained in prospectus for your Policy.

Please read this supplement and keep it with your prospectus for future reference. You may obtain another copy of the prospectus for your Policy, free of charge, by writing or calling us at our Administrative Office, MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128, or by calling
(800) 756-0124, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                      THE SEPARATE ACCOUNT AND THE FUNDS

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The investment adviser to certain of the Funds offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

The Separate Account is divided into Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------  -------------------------------------  -------------------------------------
DEUTSCHE VARIABLE SERIES I -- CLASS A
Deutsche Bond VIP                      Seeks to maximize total return         Deutsche Investment Management
                                       consistent with preservation of        Americas Inc.
                                       capital and prudent investment
                                       management.
Deutsche Capital Growth VIP            Seeks to provide long-term growth of   Deutsche Investment Management
                                       capital.                               Americas Inc.
Deutsche Core Equity VIP               Seeks long-term growth of capital,     Deutsche Investment Management
                                       current income and growth of income.   Americas Inc.
Deutsche CROCI(R) International VIP    Seeks long-term growth of capital.     Deutsche Investment Management
                                                                              Americas Inc.
Deutsche Global Small Cap VIP          Seeks above-average capital            Deutsche Investment Management
                                       appreciation over the long term.       Americas Inc.
DEUTSCHE VARIABLE SERIES II -- CLASS A
Deutsche Global Income Builder VIP     Seeks to maximize income while         Deutsche Investment Management
                                       maintaining prospects for capital      Americas Inc.
                                       appreciation.
Deutsche Government Money Market VIP   Seeks maximum current income to the    Deutsche Investment Management
                                       extent consistent with stability of    Americas Inc.
                                       principal.
Deutsche Small Mid Cap Growth VIP      Seeks long-term capital appreciation.  Deutsche Investment Management
                                                                              Americas Inc.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios.

There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2017, approximately 85% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Funds which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.

SELECTION OF FUNDS. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

     .   eliminate or combine one or more Divisions;

     .   substitute one Division for another Division; or

     . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

     .   operated as a management company under the 1940 Act;

     . deregistered under that Act in the event such registration is no longer required; or

     .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

                                 POLICY VALUES

CASH VALUE

The Cash Value of the Policy equals the sum of all values in the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.

NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

NUMBER OF UNITS. The number of units in any Division of the Separate Account at the end of any valuation day equals:

     .   the initial units purchased at the unit value on the Issue Date; PLUS

     .   units purchased with additional net premiums; PLUS

     . units purchased via transfers from another Division or the Loan Account; MINUS

     .   units redeemed to pay for monthly deductions; MINUS

     .   units redeemed to pay for partial withdrawals; MINUS

     . units redeemed as part of a transfer to another Division or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

UNIT VALUE. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

     . the value of the net assets of the Division at the end of the preceding Valuation Period; PLUS

     . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; MINUS

     . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS

     . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; MINUS

     . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY

     . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                                POLICY BENEFITS

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of the death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

     .   the death benefit (described below); PLUS

     .   any additional insurance provided by rider; MINUS

     .   any unpaid monthly deductions; MINUS

     .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policy Owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.

Under Option A, the death benefit is:

     .   the current Face Amount of the Policy or, if greater,

     .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

     . the current Face Amount plus the Cash Value of the Policy or, if greater,

     . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

CHANGING FACE AMOUNT

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

ACCELERATED DEATH BENEFITS

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct am administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.

SURRENDER. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

PARTIAL WITHDRAWALS. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy's Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The following terms apply to transfers under a Policy:

     . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

     . We will consider all transfer requests received on the same Valuation Day as a single transfer request.

     . The minimum amount that you must transfer is currently $250, or, if less, the Policy's Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

     . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (these Funds, referred to as the "Monitored Funds," are identified in the list below) and we monitor transfer activity in those Monitored Funds.

                      Deutsche CROCI(R) International VIP
                      Deutsche Global Income Builder VIP
                         Deutsche Global Small Cap VIP
                       Deutsche Small Mid Cap Growth VIP

We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Deutsche Government Money Market Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the Deutsche Government Money Market Division must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.

LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where


      (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

      (b)    is the amount of any outstanding Indebtedness.

The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive your request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

INTEREST RATE CHARGED FOR POLICY LOANS. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions in the same proportion that the Cash Value in each Division bears to the unloaned Cash Value.

LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary;
(ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.

EFFECT OF POLICY LOANS. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Policy stays in force. You should seek competent advice before requesting a Policy loan.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract ends because the Group Contract terminates or the Employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee's employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

When an Employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Certificate issued to the Employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age of 95.

TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

     . We will employ reasonable procedures to confirm that instructions are genuine.

     . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.

     . We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.

You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

                        POLICY LAPSE AND REINSTATEMENT

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash
Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

     . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

     . Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and
         (b) two times the monthly deduction due at the time of reinstatement.

     . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                            CHARGES AND DEDUCTIONS

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume; and (iv) our profit expectations.

Services and benefits we provide:

     .   the death benefit, cash and loan benefits under the Policy

     .   investment options, including premium allocations

     .   administration of elective options

     .   the distribution of reports to Owners

Costs and expenses we incur:

     . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     .   overhead and other expenses for providing services and benefits

     .   sales and marketing expenses

     . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

     . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge we can apply to any Policy can vary but will not exceed 1%. The net amount of premiums invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule page. For certain Policies that are deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location.

PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

TRANSFER CHARGE. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division in the same proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

     .   the cost of insurance charge;

     .   a monthly administrative charge;

     .   the charges for any riders.

COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

MONTHLY ADMINISTRATIVE CHARGE. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

     . WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

     . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

     . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

     . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

LOAN INTEREST CHARGE. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this Prospectus.

                              FEDERAL TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.

MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts.

Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, or in the seven years after a "material change," the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender and withdrawals, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.

MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                        ADDITIONAL BENEFITS AND RIDERS

We currently offer the following riders under the Policy:

     .   Waiver of Monthly Deductions Rider

     .   Children's Life Insurance Rider

     .   Spouse's Life Insurance Rider

     .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

                         DISTRIBUTION OF THE POLICIES

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company may enter into selling agreements with broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. We may compensate MetLife insurance agents and other MetLife employees for referrals.

We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

               OPTION                               FIRST YEAR                            RENEWAL YEARS
-------------------------------------  -------------------------------------  -------------------------------------
                  1                                     A+B                                    a+b
                  2                                     A+B                                    a+c
                  3                                   A+X+Y+Z                                   a

       A = 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

       B = 1% of premiums in excess of the cost of insurance assessed during the first Policy Year.

       a = 18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

       b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

       c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.

       X = 20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

       Y =   2% of any unscheduled premiums received.

       Z = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period;
(4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call
(800) ASK-4MET.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                    GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

     .   the SEC by order permits postponement for the protection of Owners; or

     . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

                               STATE VARIATIONS

This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. Your actual policy and endorsements or riders are the controlling documents. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.

                               LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

                             FINANCIAL STATEMENTS


The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI). The financial statements of General American Life Insurance Company (an affiliate of Met Tower Life that was merged into Metropolitan Tower Life Insurance Company effective as of April 27, 2018) and a narrative description of the PRO FORMA effects of the merger have also been included in the SAI.


The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

                                   GLOSSARY

Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an Employee and an Employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at our Administrative Office.

Issue Age--The Insured's Age as of the date the Policy is issued.

Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

Owner (or you)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for regular trading.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually
4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-756-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

    GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                               (MORGAN STANLEY)

                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

                Direct all correspondence and inquiries to the
                            Administrative Office:

                                 Metlife GVUL
                                Mail Code A2-10
                            13045 Tesson Ferry Road
                              St. Louis, MO 63128
                                (800) 756-0124

                    SUPPLEMENT DATED APRIL 30, 2018 TO THE
                        PROSPECTUS DATED APRIL 28, 2008

This supplement updates certain information contained in the prospectus dated April 28, 2008 for the above-referenced flexible premium variable life insurance policies (the "Policies"), as annually and periodically supplemented (the "Prospectus"), and consists of two parts: PART 1 and PART 2. Insurance obligations under Policies issued prior to May 1, 2006 are guaranteed by Metropolitan Tower Life Insurance Company. Part 1 of the supplement provides information about the succession of Metropolitan Tower Life Insurance Company to this guarantee initially provided by General American Life Insurance Company. Part 2 of the supplement provides additional information regarding your Policy, including information regarding the separate account, the funds available, and the underlying fund fees and expenses.

Please read this supplement and keep it with your Prospectus for future reference. You may obtain a copy of the Prospectus for your Policy, free of charge, by writing or calling us at our Administrative Office, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                  PART 1. INFORMATION REGARDING THE GUARANTEE

Effective following the close of business on April 27, 2018, General American Life Insurance Company ("General American") was merged into Metropolitan Tower Life Insurance Company ("Met Tower Life"). As a result of the merger, Met Tower Life assumed legal ownership of all of the assets of General American and has become responsible for all of General American's liabilities and obligations, including those created under the guarantee agreement. Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Accordingly, all references in the Prospectus to General American, as guarantor, are replaced with Met Tower Life.

THE FOLLOWING REPLACES THE SECTION OF THE PROSPECTUS TITLED "GUARANTEE OF INSURANCE OBLIGATIONS":

GUARANTEE OF INSURANCE OBLIGATIONS


Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Metropolitan Tower Life Insurance Company ("Met Tower Life" or the "Guarantor") is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life's obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life's rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company ("General American"). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.


THE FOLLOWING REPLACES THE SECTION OF THE PROSPECTUS TITLED "FINANCIAL STATEMENTS":

                             FINANCIAL STATEMENTS


The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI). The financial statements of General American Life Insurance Company (an affiliate of Metropolitan Tower Life Insurance Company that was merged into Metropolitan Tower Life Insurance Company effective as of April 27, 2018) and a narrative description of the PRO FORMA effects of the merger have also been included in the SAI.


The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

                                     *****

             PART 2. ADDITIONAL INFORMATION REGARDING YOUR POLICY

You may allocate net premiums to the Divisions (Divisions may be referred to as "Investment Divisions" in your Policy and marketing materials) of Paragon Separate Account B (the "Separate Account"). Each Division invests solely in one of the Funds listed below.

  AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)
                    Invesco V.I. Diversified Dividend Fund
                      Invesco V.I. Equity and Income Fund
                     Invesco V.I. Global Core Equity Fund
                         Invesco V.I. High Yield Fund

                     BRIGHTHOUSE FUNDS TRUST II (CLASS A)
                   BlackRock Ultra-Short Term Bond Portfolio

            MORGAN STANLEY VARIABLE INSURANCE FUND, INC. (CLASS I)
                        Global Infrastructure Portfolio
                          Global Strategist Portfolio

              MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS X)
                         The European Equity Portfolio
                           The Income Plus Portfolio
                        The Multi Cap Growth Portfolio

The prospectuses for the Funds describe in greater detail an investment in the Funds. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 756-0124.

                                  FEE TABLES

FUND CHARGES AND EXPENSES

The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2017. The expenses shown are those incurred for the year ended December 31, 2017. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2017. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2017, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                    Minimum    Maximum
                                                 ---------- ----------
          Total Annual Fund Operating Expenses
            (expenses that are deducted from
            Fund assets, including management
            fees, distribution and/or service
            (12b-1) fees, and other expenses)...   0.39%      1.57%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.

                                                   DISTRIBUTION
                                                      AND/OR              ACQUIRED                 FEE WAIVER   NET TOTAL
                                                     SERVICE              FUND FEES TOTAL ANNUAL     AND/OR      ANNUAL
                                        MANAGEMENT   (12B-1)      OTHER      AND     OPERATING      EXPENSE     OPERATING
                FUND                       FEE         FEES      EXPENSES  EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES
-------------------------------------- ----------- ------------ --------- --------- ------------ -------------- ---------
AIM VARIABLE INSURANCE FUNDS (INVESCO
VARIABLE INSURANCE FUNDS) -- SERIES I
Invesco V.I. Diversified Dividend Fund    0.47%         --        0.18%     0.02%      0.67%         0.01%        0.66%
Invesco V.I. Equity and Income Fund...    0.37%         --        0.19%     0.01%      0.57%         0.01%        0.56%

                                                   DISTRIBUTION
                                                      AND/OR              ACQUIRED                 FEE WAIVER   NET TOTAL
                                                     SERVICE              FUND FEES TOTAL ANNUAL     AND/OR      ANNUAL
                                        MANAGEMENT   (12B-1)      OTHER      AND     OPERATING      EXPENSE     OPERATING
                FUND                       FEE         FEES      EXPENSES  EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES
-------------------------------------  ----------- ------------ --------- --------- ------------ -------------- ---------
Invesco V.I. Global Core Equity Fund..    0.67%         --        0.37%      --        1.04%          --          1.04%
Invesco V.I. High Yield Fund..........    0.62%         --        0.38%     0.02%      1.02%         0.01%        1.01%

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
BlackRock Ultra-Short Term Bond
 Portfolio............................    0.35%         --        0.04%      --        0.39%         0.03%        0.36%

MORGAN STANLEY VARIABLE INSURANCE
 FUND, INC. -- CLASS I
Global Infrastructure Portfolio.......    0.85%         --        0.49%      --        1.34%         0.47%        0.87%
Global Strategist Portfolio...........    0.75%         --        0.67%     0.01%      1.43%         0.52%        0.91%

MORGAN STANLEY VARIABLE INVESTMENT
 SERIES -- CLASS X
The European Equity Portfolio.........    0.87%         --        0.70%      --        1.57%         0.57%        1.00%
The Income Plus Portfolio.............    0.42%         --        0.35%      --        0.77%          --          0.77%
The Multi Cap Growth Portfolio........    0.42%         --        0.18%      --        0.60%         0.03%        0.57%

The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from April 30, 2018 through April 30, 2019. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.


Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


                THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS

THE FUNDS

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund. The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.

                FUND                           INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
-------------------------------------- -------------------------------------- -------------------------------------

AIM VARIABLE INSURANCE FUNDS (INVESCO
VARIABLE INSURANCE FUNDS) -- SERIES I
Invesco V.I. Diversified Dividend Fund Seeks to provide reasonable current income and long-term growth of income
                                       and capital.                           Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund    Seeks both capital appreciation and    Invesco Advisers, Inc.
                                       current income.
Invesco V.I. Global Core Equity Fund   Seeks long-term capital appreciation   Invesco Advisers, Inc.
                                       by investing primarily in equity
                                       securities of issuers throughout the
                                       world, including U.S. issuers.
Invesco V.I. High Yield Fund           Seeks total return, comprised of       Invesco Advisers, Inc. Subadviser:
                                       current income and capital             Invesco Canada Ltd.
                                       appreciation.
BRIGHTHOUSE FUNDS TRUST II -- CLASS A
BlackRock Ultra-Short Term Bond        Seeks a high level of current income
  Portfolio                            consistent with preservation of        Brighthouse Investment Advisers, LLC
                                       capital.                               Subadviser: BlackRock Advisors, LLC
MORGAN STANLEY VARIABLE INSURANCE
  FUND, INC. -- CLASS I
Global Infrastructure Portfolio        Seeks both capital appreciation and    Morgan Stanley Investment Management
                                       current income.                        Inc. Subadvisers: Morgan Stanley
                                                                              Investment Management Company; Morgan
                                                                              Stanley Investment Management Limited
Global Strategist Portfolio            Seeks total return.                    Morgan Stanley Investment Management
                                                                              Inc.
MORGAN STANLEY VARIABLE INVESTMENT
  SERIES -- CLASS X
The European Equity Portfolio          Seeks to maximize the capital          Morgan Stanley Investment Management
                                       appreciation of its investments.       Inc. Subadviser: Morgan Stanley
                                                                              Investment Management Limited
The Income Plus Portfolio              Seeks as a primary objective to        Morgan Stanley Investment Management
                                       provide a high level of current        Inc.
                                       income by investing primarily in U.S.
                                       government securities and other
                                       fixed-income securities. As a
                                       secondary objective, the Fund seeks
                                       capital appreciation but only when
                                       consistent with its primary objective.
The Multi Cap Growth Portfolio         Seeks as a primary objective growth    Morgan Stanley Investment Management
                                       of capital through investments in      Inc.
                                       common stocks of companies believed
                                       by the Adviser to have potential for
                                       superior growth. As a secondary
                                       objective the Fund seeks income but
                                       only when consistent with its primary
                                       objective.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2017, approximately 85% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Funds which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.

SELECTION OF FUNDS. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

                                POLICY BENEFITS

TRANSFERS--RESTRICTIONS ON FREQUENT TRANSFERS

The following paragraphs in this section have been modified.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt portfolio management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the portfolio manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

                              FEDERAL TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.

MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts.

Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, or in the seven years after a "material change," the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

      If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

         (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of Certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

         (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of Certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.

MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE
                            LIFE INSURANCE POLICIES
(MULTI MANAGER C, MULTI MANAGER III, DEUTSCHE-C, MORGAN STANLEY, PUTNAM AND MFS)

                                   issued by

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 Park Avenue
                              New York, NY 10166

                          PARAGON SEPARATE ACCOUNT B
                                 (REGISTRANT)

                      STATEMENT OF ADDITIONAL INFORMATION

                                April 30, 2018

This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company ("MetLife" or the "Company") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. The Certificate and Individual Policy are referred to collectively in this SAI as "Policy" or "Policies."


This SAI is not a prospectus, and should be read together with the prospectus dated April 30, 2018 for the Policies and the prospectuses for the Funds offered as investment options in the Policies. Please refer to your prospectus for a list of the Funds offered under your Policy. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.


      Direct All Correspondence and Inquiries to the Administrative Office:

                                 Metlife GVUL
                                Mail Code A2-10
                            13045 Tesson Ferry Road
                              St. Louis, MO 63128
                                (800) 756-0124

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----

            Additional Policy Information......................
            Additional Benefits and Riders.....................   5
            Distribution of the Policies.......................   6
            More Information About the Company.................   6
            Other Information..................................   7
            Appendix Death Benefit Applicable Percentage Table.  10
            Financial Statements...............................  11

                         ADDITIONAL POLICY INFORMATION

THE POLICY

      The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

      We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

CLAIMS OF CREDITORS

      To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.

INCONTESTABILITY

      In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy. We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

MISSTATEMENT OF AGE

      If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

      Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

SUICIDE EXCLUSION

      If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

      Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

ASSIGNMENT

      An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.

      We will be bound by an assignment of a Policy only if:

     .   it is in writing;

     . the original instrument or a certified copy is filed with us at our Administrative Office; and

     .   we send an acknowledged copy to the Owner.

      We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

BENEFICIARY

      The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will generally be payable to the Owner or, if the Owner is not living, to the Owner's estate.

CHANGING OWNER OR BENEFICIARY

      The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

CHANGING DEATH BENEFIT OPTIONS

      An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

      If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

      If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

DETERMINATION OF CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

      Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division MULTIPLIED BY the

     . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; PLUS

     . any net premium payments allocated to the Division during the current Valuation Period; PLUS

     . any loan repayments allocated to the Division during the current Valuation Period; PLUS

     . any amounts transferred to the Division from another Division (or from the General Account for those Policies where the General Account is available as an investment option) during the current Valuation Period; PLUS

     . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; MINUS

     . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; MINUS

     . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; MINUS

     . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

      The NET INVESTMENT FACTOR for each Division for a Valuation Period equals:

     .   the value of the assets at the end of the preceding Valuation Period;
         plus

     . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

     . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

     . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

     . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

     .   the value of the assets at the end of the preceding Valuation Period.

COST OF INSURANCE

      COST OF INSURANCE RATES. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

      Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates issued on or after 1/1/09).

      NET AMOUNT AT RISK. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

      Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

      Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

                        ADDITIONAL BENEFITS AND RIDERS

      The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

      We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

WAIVER OF MONTHLY DEDUCTIONS RIDER

      This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

CHILDREN'S LIFE INSURANCE RIDER

      This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

SPOUSE'S LIFE INSURANCE RIDER

      This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER

      This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

      The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness and any term insurance added by other riders, PLUS the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement is 0.70.

      The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

                         DISTRIBUTION OF THE POLICIES

      Information about the distribution of the Policies is contained in the prospectus. (See "Distribution of the Policies.") Additional information is provided below.

      While the Group Contracts are no longer sold, the policies are offered to new participants under existing Group Contracts on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

      MetLife Investors Distribution Company ("MLIDC"), 200 Park Avenue, New York, NY 10166, is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with other broker-dealers who sell the Policies through their registered representatives ("selling firms").

      We pay selling firms commissions. Sales compensation was paid to selling firms with respect to the Policies in the Separate Account in the following amounts during the periods indicated:

                                                                                       AGGREGATE AMOUNT OF
                                       AGGREGATE AMOUNT OF COMMISSIONS PAID           COMMISSIONS RETAINED
                FISCAL YEAR                  TO PRINCIPAL UNDERWRITER               BY PRINCIPAL UNDERWRITER
             -----------               -------------------------------------  -------------------------------------
  2017................................              $4,475,969                                 $0
  2016................................              $4,351,383                                 $0
  2015................................              $4,130,273                                 $0

      We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

                      MORE INFORMATION ABOUT THE COMPANY

THE COMPANY

      Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $270.2 billion general account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. Treasury and agency securities, as well as real estate and corporate equity, at December 31, 2017. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

      Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company ("Paragon"), a former subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.

      Upon consummation of the merger, Paragon's separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon's liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contractholder of MetLife.

      Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon's main business was writing individual and group life insurance policies.


      Paragon was a wholly owned subsidiary of General American Life Insurance Company ("General American"), a Missouri life insurance company that was wholly owned by Metropolitan Life Insurance Company. Insurance obligations under Contracts originally issued by Paragon prior to May 1, 2006 and assumed by MetLife as a result of the merger of Paragon with MetLife on May 1, 2006, were guaranteed by General American. Effective, as of the close of business on April 27, 2018, General American was merged into Metropolitan Tower Life Insurance Company ("Met Tower Life") and Met Tower Life replaced General American as the issuer of this guarantee. Accordingly, Met Tower Life is now responsible for ensuring that there will be sufficient funds to meet obligations under these Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life's obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life's rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.


      Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife. The principal executive offices of Met Tower Life are located at 200 Park Avenue, NY 10166.

                               OTHER INFORMATION

POTENTIAL CONFLICTS OF INTEREST

      In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously.

      Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS


      Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, acts as the custodian of the assets of the Separate Account. Metropolitan Life Insurance Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions.


RECORDS AND REPORTS

      We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

     . the current Cash Value, amounts in each Division of the Separate Account (and in the General Account for those Policies where the General Account is available as an investment option), Loan Account value

     .   the current Cash Surrender Value

     .   the current death benefit

     .   the current amount of any Indebtedness

     . any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)

     .   any other information required by law

      We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Divisions of Paragon Separate Account B included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements and the related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

INDEPENDENT AUDITORS

   The consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to Metropolitan Tower Life Insurance Company and subsidiaries being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of General American Life Insurance Company and subsidiary, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to General American Life Insurance Company and subsidiary being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


ADDITIONAL INFORMATION

      A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

FINANCIAL STATEMENTS


      The Company's financial statements and the financial statements of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX
                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                              ATTAINED   APPLICABLE
                                AGE      PERCENTAGE
                            ----------  -----------
                                40          250%
                                41          243
                                42          236
                                43          229
                                44          222
                                45          215
                                46          209
                                47          203
                                48          197
                                49          191
                                50          185
                                51          178
                                52          171
                                53          164
                                54          157
                                55          150
                                56          146
                                57          142
                                58          138
                                59          134
                                60          130
                                61          128
                                62          126
                                63          124
                                64          122
                                65          120
                                66          119
                                67          118
                                68          117
                                69          116
                                70          115
                                71          113
                                72          111
                                73          109
                                74          107
                               75-90        105
                                91          104
                                92          103
                                93          102
                                94          101
                            95 or older     100

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
Paragon Separate Account B
and Board of Directors of
Metropolitan Life Insurance Company

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account B (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2.A as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, the financial highlights in Note 8 for the respective stated periods in the five years then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 23, 2018



We have served as the Separate Account's auditor since 2000.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2017


                                                                   AMERICAN FUNDS U.S.    BHFTI BRIGHTHOUSE/     BHFTI BRIGHTHOUSE/
                                              AMERICAN FUNDS         GOVERNMENT/AAA-       ABERDEEN EMERGING      WELLINGTON LARGE
                                                 NEW WORLD          RATED SECURITIES        MARKETS EQUITY          CAP RESEARCH
                                                 DIVISION               DIVISION               DIVISION               DIVISION
                                            -------------------    -------------------    -------------------    -------------------
ASSETS:
   Investments at fair value.............   $         3,268,835    $         1,197,829    $         7,300,930    $         2,534,569
   Accrued dividends.....................                    --                     --                     --                     --
   Due from Metropolitan Life
     Insurance Company...................                    --                     --                     --                     --
                                            -------------------    -------------------    -------------------    -------------------
        Total Assets.....................             3,268,835              1,197,829              7,300,930              2,534,569
                                            -------------------    -------------------    -------------------    -------------------
LIABILITIES:
   Accrued fees..........................                    --                     --                     --                     --
   Due to Metropolitan Life
     Insurance Company...................                    --                     --                     --                     --
                                            -------------------    -------------------    -------------------    -------------------
        Total Liabilities................                    --                     --                     --                     --
                                            -------------------    -------------------    -------------------    -------------------

NET ASSETS...............................   $         3,268,835    $         1,197,829    $         7,300,930    $         2,534,569
                                            ===================    ===================    ===================    ===================


 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017


                                                                                                       BHFTII
                                        BHFTI                BHFTI                BHFTII              BLACKROCK
                                     CLEARBRIDGE          OPPENHEIMER        BLACKROCK CAPITAL       ULTRA-SHORT
                                  AGGRESSIVE GROWTH      GLOBAL EQUITY         APPRECIATION           TERM BOND
                                      DIVISION             DIVISION              DIVISION             DIVISION
                                --------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $          2,470,270  $        14,055,550  $         4,251,761  $          5,073,105
   Accrued dividends..........                    --                   --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                   --                   --                    --
                                --------------------  -------------------  -------------------  --------------------
       Total Assets...........             2,470,270           14,055,550            4,251,761             5,073,105
                                --------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees...............                    --                   --                   --                     1
   Due to Metropolitan Life
     Insurance Company........                    --                   --                   --                    --
                                --------------------  -------------------  -------------------  --------------------
       Total Liabilities......                    --                   --                   --                     1
                                --------------------  -------------------  -------------------  --------------------

NET ASSETS....................  $          2,470,270  $        14,055,550  $         4,251,761  $          5,073,104
                                ====================  ===================  ===================  ====================


                                       BHFTII               BHFTII                BHFTII               BHFTII
                                  METLIFE AGGREGATE     METLIFE MID CAP        METLIFE MSCI        METLIFE RUSSELL
                                     BOND INDEX           STOCK INDEX           EAFE INDEX           2000 INDEX
                                      DIVISION             DIVISION              DIVISION             DIVISION
                                --------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $          5,837,700  $        30,346,497  $         6,316,257  $         39,108,048
   Accrued dividends..........                    --                   --                   --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                   --                   --                    --
                                --------------------  -------------------  -------------------  --------------------
       Total Assets...........             5,837,700           30,346,497            6,316,257            39,108,048
                                --------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees...............                    30                   --                   27                    --
   Due to Metropolitan Life
     Insurance Company........                    --                   --                   --                    --
                                --------------------  -------------------  -------------------  --------------------
       Total Liabilities......                    30                   --                   27                    --
                                --------------------  -------------------  -------------------  --------------------

NET ASSETS....................  $          5,837,670  $        30,346,497  $         6,316,230  $         39,108,048
                                ====================  ===================  ===================  ====================



                                      BHFTII                BHFTII
                                METLIFE STOCK INDEX    MFS TOTAL RETURN
                                     DIVISION              DIVISION
                                -------------------  -------------------
ASSETS:
   Investments at fair value..  $        52,373,653  $        19,235,420
   Accrued dividends..........                   --                   --
   Due from Metropolitan Life
     Insurance Company........                   --                   --
                                -------------------  -------------------
       Total Assets...........           52,373,653           19,235,420
                                -------------------  -------------------
LIABILITIES:
   Accrued fees...............                   --                   37
   Due to Metropolitan Life
     Insurance Company........                   --                    1
                                -------------------  -------------------
       Total Liabilities......                   --                   38
                                -------------------  -------------------

NET ASSETS....................  $        52,373,653  $        19,235,382
                                ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017


                                                                               BHFTII WESTERN
                                                                              ASSET MANAGEMENT
                                                             BHFTII            STRATEGIC BOND
                                  BHFTII MFS VALUE        MFS VALUE II          OPPORTUNITIES     DEUTSCHE I BOND VIP
                                      DIVISION              DIVISION              DIVISION             DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $          1,676,407  $          2,605,265  $          1,315,882  $            196,411
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                     1                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........             1,676,408             2,605,265             1,315,882               196,411
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    35                    --                    27                    12
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    35                    --                    27                    12
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $          1,676,373  $          2,605,265  $          1,315,855  $            196,399
                                ====================  ====================  ====================  ====================



                                     DEUTSCHE I            DEUTSCHE I         DEUTSCHE I CROCI       DEUTSCHE I GLOBAL
                                 CAPITAL GROWTH VIP      CORE EQUITY VIP      INTERNATIONAL VIP        SMALL CAP VIP
                                      DIVISION              DIVISION              DIVISION               DIVISION
                                --------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $          1,015,032  $            823,091  $          10,485,546  $            441,444
   Accrued dividends..........                    --                    --                     --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                     --                    --
                                --------------------  --------------------  ---------------------  --------------------
        Total Assets..........             1,015,032               823,091             10,485,546               441,444
                                --------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees...............                    --                    --                     45                    27
   Due to Metropolitan Life
     Insurance Company........                    --                    --                     --                    --
                                --------------------  --------------------  ---------------------  --------------------
        Total Liabilities.....                    --                    --                     45                    27
                                --------------------  --------------------  ---------------------  --------------------

NET ASSETS....................  $          1,015,032  $            823,091  $          10,485,501  $            441,417
                                ====================  ====================  =====================  ====================


                                                           DEUTSCHE II
                                 DEUTSCHE II GLOBAL     GOVERNMENT MONEY
                                 INCOME BUILDER VIP        MARKET VIP
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $            495,520  $         17,558,263
   Accrued dividends..........                    --                 5,849
   Due from Metropolitan Life
     Insurance Company........                    --                     1
                                --------------------  --------------------
        Total Assets..........               495,520            17,564,113
                                --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    30                    --
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    30                    --
                                --------------------  --------------------

NET ASSETS....................  $            495,490  $         17,564,113
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017


                                  DEUTSCHE II SMALL       FIDELITY VIP       FIDELITY VIP ASSET       FIDELITY VIP
                                 MID CAP GROWTH VIP       ASSET MANAGER        MANAGER: GROWTH         CONTRAFUND
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $            284,140  $             67,746  $            219,456  $         56,232,125
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                     1                     1                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........               284,140                67,747               219,457            56,232,125
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    12                    38                    49                    --
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    12                    38                    49                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $            284,128  $             67,709  $            219,408  $         56,232,125
                                ====================  ====================  ====================  ====================

                                     FIDELITY VIP          FIDELITY VIP           FIDELITY VIP            FIDELITY VIP
                                     EQUITY-INCOME         FREEDOM 2010           FREEDOM 2020            FREEDOM 2030
                                       DIVISION              DIVISION               DIVISION                DIVISION
                                ---------------------  ---------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $          28,262,046  $           2,734,799  $           6,887,241  $          10,078,821
   Accrued dividends..........                     --                     --                     --                     --
   Due from Metropolitan Life
     Insurance Company........                     --                     --                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........             28,262,046              2,734,799              6,887,241             10,078,821
                                ---------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Accrued fees...............                     24                     --                     --                     --
   Due to Metropolitan Life
     Insurance Company........                     --                     --                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                     24                     --                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $          28,262,022  $           2,734,799  $           6,887,241  $          10,078,821
                                =====================  =====================  =====================  =====================

                                     FIDELITY VIP           FIDELITY VIP
                                     FREEDOM 2040           FREEDOM 2050
                                       DIVISION               DIVISION
                                ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $           3,988,791  $           1,537,993
   Accrued dividends..........                     --                     --
   Due from Metropolitan Life
     Insurance Company........                     --                      1
                                ---------------------  ---------------------
        Total Assets..........              3,988,791              1,537,994
                                ---------------------  ---------------------
LIABILITIES:
   Accrued fees...............                     --                     32
   Due to Metropolitan Life
     Insurance Company........                      5                     --
                                ---------------------  ---------------------
        Total Liabilities.....                      5                     32
                                ---------------------  ---------------------

NET ASSETS....................  $           3,988,786  $           1,537,962
                                =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017


                                     FIDELITY VIP
                                      GOVERNMENT                                   FIDELITY VIP          FIDELITY VIP
                                     MONEY MARKET       FIDELITY VIP GROWTH         HIGH INCOME            INDEX 500
                                       DIVISION              DIVISION                DIVISION              DIVISION
                                ---------------------  ---------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $           1,513,988  $          34,046,971  $             321,972  $          66,266,349
   Accrued dividends..........                     --                     --                     --                     --
   Due from Metropolitan Life
      Insurance Company.......                     --                      1                     --                     --
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Assets..........              1,513,988             34,046,972                321,972             66,266,349
                                ---------------------  ---------------------  ---------------------  ---------------------
LIABILITIES:
   Accrued fees...............                     40                     27                     35                     30
   Due to Metropolitan Life
      Insurance Company.......                     --                     --                     --                      1
                                ---------------------  ---------------------  ---------------------  ---------------------
        Total Liabilities.....                     40                     27                     35                     31
                                ---------------------  ---------------------  ---------------------  ---------------------

NET ASSETS....................  $           1,513,948  $          34,046,945  $             321,937  $          66,266,318
                                =====================  =====================  =====================  =====================

                                    FIDELITY VIP
                                     INVESTMENT            FIDELITY VIP                                   FIDELITY VIP
                                     GRADE BOND               MID CAP          FIDELITY VIP OVERSEAS       REAL ESTATE
                                      DIVISION               DIVISION                DIVISION               DIVISION
                                ---------------------  ---------------------  ----------------------  ---------------------
ASSETS:
   Investments at fair value..  $           1,203,937  $           9,130,053  $             611,677   $             959,631
   Accrued dividends..........                     --                     --                     --                      --
   Due from Metropolitan Life
      Insurance Company.......                     --                     --                     --                      --
                                ---------------------  ---------------------  ----------------------  ---------------------
        Total Assets..........              1,203,937              9,130,053                611,677                 959,631
                                ---------------------  ---------------------  ----------------------  ---------------------
LIABILITIES:
   Accrued fees...............                     74                     --                     37                      59
   Due to Metropolitan Life
      Insurance Company.......                     --                     --                     --                      --
                                ---------------------  ---------------------  ----------------------  ---------------------
        Total Liabilities.....                     74                     --                     37                      59
                                ---------------------  ---------------------  ----------------------  ---------------------

NET ASSETS....................  $           1,203,863  $           9,130,053  $             611,640   $             959,572
                                =====================  =====================  ======================  =====================


                                                           INVESCO V.I.
                                  FIDELITY VIP VALUE   DIVERSIFIED DIVIDEND
                                       DIVISION              DIVISION
                                ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $             450,008  $             657,278
   Accrued dividends..........                     --                     --
   Due from Metropolitan Life
      Insurance Company.......                     --                      1
                                ---------------------  ---------------------
        Total Assets..........                450,008                657,279
                                ---------------------  ---------------------
LIABILITIES:
   Accrued fees...............                     28                     49
   Due to Metropolitan Life
      Insurance Company.......                     --                     --
                                ---------------------  ---------------------
        Total Liabilities.....                     28                     49
                                ---------------------  ---------------------

NET ASSETS....................  $             449,980  $             657,230
                                =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017


                                    INVESCO V.I.        INVESCO V.I. GLOBAL      INVESCO V.I.             MFS VIT
                                  EQUITY AND INCOME         CORE EQUITY           HIGH YIELD           GLOBAL EQUITY
                                      DIVISION               DIVISION              DIVISION              DIVISION
                                ---------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $              81,634  $            392,676  $             44,214  $         11,012,833
   Accrued dividends..........                     --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                     --                    --                     1                    --
                                ---------------------  --------------------  --------------------  --------------------
        Total Assets..........                 81,634               392,676                44,215            11,012,833
                                ---------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                      6                    29                    12                    65
   Due to Metropolitan Life
     Insurance Company........                     --                    --                    --                    --
                                ---------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                      6                    29                    12                    65
                                ---------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $              81,628  $            392,647  $             44,203  $         11,012,768
                                =====================  ====================  ====================  ====================

                                                             MFS VIT               MFS VIT                MFS VIT
                                   MFS VIT GROWTH        INVESTORS TRUST       MID CAP GROWTH          NEW DISCOVERY
                                      DIVISION              DIVISION              DIVISION               DIVISION
                                --------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $         19,105,775  $            105,587  $             138,669  $            243,477
   Accrued dividends..........                    --                    --                     --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                     1                     --                    --
                                --------------------  --------------------  ---------------------  --------------------
        Total Assets..........            19,105,775               105,588                138,669               243,477
                                --------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees...............                    47                     7                     48                    15
   Due to Metropolitan Life
     Insurance Company........                    --                    --                     --                    --
                                --------------------  --------------------  ---------------------  --------------------
        Total Liabilities.....                    47                     7                     48                    15
                                --------------------  --------------------  ---------------------  --------------------

NET ASSETS....................  $         19,105,728  $            105,581  $             138,621  $            243,462
                                ====================  ====================  =====================  ====================

                                                             MFS VIT
                                  MFS VIT RESEARCH      TOTAL RETURN BOND
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $            130,031  $          6,579,528
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........               130,031             6,579,528
                                --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    47                    43
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    47                    43
                                --------------------  --------------------

NET ASSETS....................  $            129,984  $          6,579,485
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017




                                       MFS VIT                                                           MFS VIT II
                                    TOTAL RETURN         MFS VIT UTILITIES        MFS VIT VALUE          CORE EQUITY
                                      DIVISION               DIVISION               DIVISION              DIVISION
                                ---------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $             450,614  $            130,354  $             286,691  $            116,936
   Accrued dividends..........                     --                    --                     --                    --
   Due from Metropolitan Life
     Insurance Company........                     --                    --                     --                    --
                                ---------------------  --------------------  ---------------------  --------------------
        Total Assets..........                450,614               130,354                286,691               116,936
                                ---------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees...............                     28                    29                     --                     7
   Due to Metropolitan Life
     Insurance Company........                     --                     1                     --                    --
                                ---------------------  --------------------  ---------------------  --------------------
        Total Liabilities.....                     28                    30                     --                     7
                                ---------------------  --------------------  ---------------------  --------------------

NET ASSETS....................  $             450,586  $            130,324  $             286,691  $            116,929
                                =====================  ====================  =====================  ====================

                                                           MFS VIT II
                                                          MASSACHUSETTS                                  MFS VIT II
                                     MFS VIT II             INVESTORS             MFS VIT II           U.S. GOVERNMENT
                                     HIGH YIELD           GROWTH STOCK         STRATEGIC INCOME         MONEY MARKET
                                      DIVISION              DIVISION               DIVISION               DIVISION
                                --------------------  ---------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value..  $             10,636  $             247,429  $              2,157  $           1,977,868
   Accrued dividends..........                    --                     --                    --                     --
   Due from Metropolitan Life
     Insurance Company........                    --                     --                    --                      1
                                --------------------  ---------------------  --------------------  ---------------------
        Total Assets..........                10,636                247,429                 2,157              1,977,869
                                --------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees...............                    49                     15                    18                     23
   Due to Metropolitan Life
     Insurance Company........                     1                     --                     1                     --
                                --------------------  ---------------------  --------------------  ---------------------
        Total Liabilities.....                    50                     15                    19                     23
                                --------------------  ---------------------  --------------------  ---------------------

NET ASSETS....................  $             10,586  $             247,414  $              2,138  $           1,977,846
                                ====================  =====================  ====================  =====================



                                 MORGAN STANLEY VIF      MORGAN STANLEY VIF
                                GLOBAL INFRASTRUCTURE     GLOBAL STRATEGIST
                                      DIVISION                DIVISION
                                ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $             84,493   $              47,545
   Accrued dividends..........                    --                      --
   Due from Metropolitan Life
     Insurance Company........                     1                      --
                                ---------------------  ---------------------
        Total Assets..........                84,494                  47,545
                                ---------------------  ---------------------
LIABILITIES:
   Accrued fees...............                    23                      26
   Due to Metropolitan Life
     Insurance Company........                    --                       1
                                ---------------------  ---------------------
        Total Liabilities.....                    23                      27
                                ---------------------  ---------------------

NET ASSETS....................  $             84,471   $              47,518
                                =====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017



                                MORGAN STANLEY VIS   MORGAN STANLEY VIS     MORGAN STANLEY VIS         PUTNAM VT
                                  EUROPEAN EQUITY        INCOME PLUS         MULTI CAP GROWTH     DIVERSIFIED INCOME
                                     DIVISION             DIVISION               DIVISION              DIVISION
                                -------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $           336,052  $             49,049  $            765,665  $            177,244
   Accrued dividends..........                   --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                   --                     1                     1                    --
                                -------------------  --------------------  --------------------  --------------------
        Total Assets..........              336,052                49,050               765,666               177,244
                                -------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                   25                     4                    --                    25
   Due to Metropolitan Life
     Insurance Company........                   --                    --                    --                     1
                                -------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                   25                     4                    --                    26
                                -------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $           336,027  $             49,046  $            765,666  $            177,218
                                ===================  ====================  ====================  ====================

                                                            PUTNAM VT
                                      PUTNAM VT           GLOBAL ASSET           PUTNAM VT             PUTNAM VT
                                    EQUITY INCOME          ALLOCATION          GLOBAL EQUITY       GLOBAL UTILITIES
                                      DIVISION              DIVISION             DIVISION              DIVISION
                                --------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $          8,256,709  $            417,046  $           362,272  $            20,403
   Accrued dividends..........                    --                    --                   --                   --
   Due from Metropolitan Life
     Insurance Company........                    --                     1                    1                    1
                                --------------------  --------------------  -------------------  -------------------
        Total Assets..........             8,256,709               417,047              362,273               20,404
                                --------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...............                    --                    26                   --                   13
   Due to Metropolitan Life
     Insurance Company........                    --                    --                   --                   --
                                --------------------  --------------------  -------------------  -------------------
        Total Liabilities.....                    --                    26                   --                   13
                                --------------------  --------------------  -------------------  -------------------

NET ASSETS....................  $          8,256,709  $            417,021  $           362,273  $            20,391
                                ====================  ====================  ===================  ===================

                                      PUTNAM VT             PUTNAM VT
                                     GOVERNMENT              GROWTH
                                    MONEY MARKET          OPPORTUNITIES
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $            179,131  $          8,953,934
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........               179,131             8,953,934
                                --------------------  --------------------
LIABILITIES:
   Accrued fees...............                     4                    24
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                     4                    24
                                --------------------  --------------------

NET ASSETS....................  $            179,127  $          8,953,910
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2017


                                      PUTNAM VT             PUTNAM VT             PUTNAM VT             PUTNAM VT
                                     HIGH YIELD              INCOME         INTERNATIONAL EQUITY  INTERNATIONAL GROWTH
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $          8,129,124  $          8,965,330  $            242,903  $            111,726
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........             8,129,124             8,965,330               242,903               111,726
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    46                    34                    42                    32
   Due to Metropolitan Life
     Insurance Company........                    --                    --                     1                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    46                    34                    43                    32
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $          8,129,078  $          8,965,296  $            242,860  $            111,694
                                ====================  ====================  ====================  ====================

                                      PUTNAM VT                                   PUTNAM VT         T. ROWE PRICE ES
                                 INTERNATIONAL VALUE   PUTNAM VT INVESTORS    MULTI-CAP GROWTH        EQUITY INCOME
                                      DIVISION              DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $             28,712  $            145,943  $         12,213,242  $             47,107
   Accrued dividends..........                    --                    --                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........                28,712               145,943            12,213,242                47,107
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    20                    24                    40                    35
   Due to Metropolitan Life
     Insurance Company........                    --                    --                    --                     1
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    20                    24                    40                    36
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $             28,692  $            145,919  $         12,213,202  $             47,071
                                ====================  ====================  ====================  ====================

                                  T. ROWE PRICE ES      T. ROWE PRICE ES
                                   MID-CAP GROWTH      NEW AMERICA GROWTH
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $            508,248  $         15,041,452
   Accrued dividends..........                    --                    --
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........               508,248            15,041,452
                                --------------------  --------------------
LIABILITIES:
   Accrued fees...............                    57                    --
   Due to Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    57                    --
                                --------------------  --------------------

NET ASSETS....................  $            508,191  $         15,041,452
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2017


                                                                                          T. ROWE PRICE ES
                                                                                          PERSONAL STRATEGY      T. ROWE PRICE FIS
                                                                                              BALANCED           LIMITED-TERM BOND
                                                                                              DIVISION               DIVISION
                                                                                       ---------------------   ---------------------
ASSETS:
   Investments at fair value........................................................   $          25,476,093   $           7,495,448
   Accrued dividends................................................................                      --                      --
   Due from Metropolitan Life
     Insurance Company..............................................................                      --                      --
                                                                                       ---------------------   ---------------------
        Total Assets................................................................              25,476,093               7,495,448
                                                                                       ---------------------   ---------------------
LIABILITIES:
   Accrued fees.....................................................................                      38                      --
   Due to Metropolitan Life
     Insurance Company..............................................................                       1                      --
                                                                                       ---------------------   ---------------------
        Total Liabilities...........................................................                      39                      --
                                                                                       ---------------------   ---------------------

NET ASSETS..........................................................................   $          25,476,054   $           7,495,448
                                                                                       =====================   =====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2017



                                                                   AMERICAN FUNDS U.S.   BHFTI BRIGHTHOUSE/   BHFTI BRIGHTHOUSE/
                                                AMERICAN FUNDS       GOVERNMENT/AAA-      ABERDEEN EMERGING    WELLINGTON LARGE
                                                   NEW WORLD        RATED SECURITIES       MARKETS EQUITY        CAP RESEARCH
                                                   DIVISION             DIVISION              DIVISION             DIVISION
                                             --------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $             34,608  $            18,091  $            90,729  $             24,911
                                             --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk...........                21,331                8,280               42,290                17,011
                                             --------------------  -------------------  -------------------  --------------------
           Net investment income (loss)....                13,277                9,811               48,439                 7,900
                                             --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    --                   --                   --                83,535
      Realized gains (losses) on sale of
        investments........................                45,129              (7,181)              150,801                70,076
                                             --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses).....                45,129              (7,181)              150,801               153,611
                                             --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................               648,157                8,135            1,426,316               266,728
                                             --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               693,286                  954            1,577,117               420,339
                                             --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            706,563  $            10,765  $         1,625,556  $            428,239
                                             ====================  ===================  ===================  ====================

                                                                                                                   BHFTII
                                                     BHFTI                BHFTI                BHFTII             BLACKROCK
                                                  CLEARBRIDGE          OPPENHEIMER        BLACKROCK CAPITAL      ULTRA-SHORT
                                               AGGRESSIVE GROWTH      GLOBAL EQUITY         APPRECIATION          TERM BOND
                                                   DIVISION             DIVISION              DIVISION            DIVISION
                                             --------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $             21,203  $           134,670  $             3,841  $            15,817
                                             --------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk...........                17,023               65,017               27,565               35,556
                                             --------------------  -------------------  -------------------  -------------------
           Net investment income (loss)....                 4,180               69,653             (23,724)             (19,739)
                                             --------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    --                   --               84,781                   91
      Realized gains (losses) on sale of
        investments........................                57,805              316,808               59,739               15,370
                                             --------------------  -------------------  -------------------  -------------------
           Net realized gains (losses).....                57,805              316,808              144,520               15,461
                                             --------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................               298,088            3,277,895              902,544               10,888
                                             --------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               355,893            3,594,703            1,047,064               26,349
                                             --------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            360,073  $         3,664,356  $         1,023,340  $             6,610
                                             ====================  ===================  ===================  ===================


                                                    BHFTII               BHFTII
                                               METLIFE AGGREGATE     METLIFE MID CAP
                                                  BOND INDEX           STOCK INDEX
                                                   DIVISION             DIVISION
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $           156,413  $            381,194
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk...........               30,715               150,237
                                             -------------------  --------------------
           Net investment income (loss)....              125,698               230,957
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --             1,737,631
      Realized gains (losses) on sale of
        investments........................             (85,156)             1,309,817
                                             -------------------  --------------------
           Net realized gains (losses).....             (85,156)             3,047,448
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................               99,654               731,250
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               14,498             3,778,698
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           140,196  $          4,009,655
                                             ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017



                                                     BHFTII              BHFTII
                                                  METLIFE MSCI       METLIFE RUSSELL           BHFTII                BHFTII
                                                   EAFE INDEX          2000 INDEX        METLIFE STOCK INDEX    MFS TOTAL RETURN
                                                    DIVISION            DIVISION              DIVISION              DIVISION
                                              -------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $           137,820  $           444,304  $            838,678  $           460,221
                                              -------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk............               28,711              245,262               246,736               97,265
                                              -------------------  -------------------  --------------------  -------------------
           Net investment income (loss).....              109,109              199,042               591,942              362,956
                                              -------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --            1,457,387             1,318,192              944,499
      Realized gains (losses) on sale of
        investments.........................              667,969              941,402             5,228,941              339,587
                                              -------------------  -------------------  --------------------  -------------------
           Net realized gains (losses)......              667,969            2,398,789             6,547,133            1,284,086
                                              -------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................              334,532            2,224,443             1,891,017              384,156
                                              -------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            1,002,501            4,623,232             8,438,150            1,668,242
                                              -------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         1,111,610  $         4,822,274  $          9,030,092  $         2,031,198
                                              ===================  ===================  ====================  ===================

                                                                                           BHFTII WESTERN
                                                                                          ASSET MANAGEMENT
                                                                           BHFTII          STRATEGIC BOND
                                                BHFTII MFS VALUE        MFS VALUE II        OPPORTUNITIES      DEUTSCHE I BOND VIP
                                                    DIVISION              DIVISION            DIVISION              DIVISION
                                              --------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             31,328  $            60,232  $            50,346  $              7,473
                                              --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk............                11,482               17,350                9,490                 1,930
                                              --------------------  -------------------  -------------------  --------------------
           Net investment income (loss).....                19,846               42,882               40,856                 5,543
                                              --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                92,493                   --                   --                    --
      Realized gains (losses) on sale of
        investments.........................                10,584             (10,067)               15,661                   210
                                              --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses)......               103,077             (10,067)               15,661                   210
                                              --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               120,937              132,049               33,935                 7,916
                                              --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               224,014              121,982               49,596                 8,126
                                              --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            243,860  $           164,864  $            90,452  $             13,669
                                              ====================  ===================  ===================  ====================



                                                   DEUTSCHE I          DEUTSCHE I
                                               CAPITAL GROWTH VIP    CORE EQUITY VIP
                                                    DIVISION            DIVISION
                                              -------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $             7,474  $            10,324
                                              -------------------  -------------------
EXPENSES:
      Mortality and expense risk............                7,664                6,333
                                              -------------------  -------------------
           Net investment income (loss).....                (190)                3,991
                                              -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               79,071               58,889
      Realized gains (losses) on sale of
        investments.........................               58,008               61,755
                                              -------------------  -------------------
           Net realized gains (losses)......              137,079              120,644
                                              -------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................               94,958               30,517
                                              -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              232,037              151,161
                                              -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           231,847  $           155,152
                                              ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017



                                                 DEUTSCHE I CROCI       DEUTSCHE I GLOBAL    DEUTSCHE II GLOBAL
                                                 INTERNATIONAL VIP        SMALL CAP VIP      INCOME BUILDER VIP
                                                     DIVISION               DIVISION              DIVISION
                                               ---------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             683,115  $                 --  $              18,721
                                               ---------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk.............                 74,209                 3,105                  4,312
                                               ---------------------  --------------------  ---------------------
           Net investment income (loss)......                608,906               (3,105)                 14,409
                                               ---------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --                33,919                     --
      Realized gains (losses) on sale of
         investments.........................              (287,370)               (7,646)                 19,476
                                               ---------------------  --------------------  ---------------------
           Net realized gains (losses).......              (287,370)                26,273                 19,476
                                               ---------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................              1,534,478                48,832                 49,458
                                               ---------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................              1,247,108                75,105                 68,934
                                               ---------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           1,856,014  $             72,000  $              83,343
                                               =====================  ====================  =====================

                                                    DEUTSCHE II
                                                 GOVERNMENT MONEY      DEUTSCHE II SMALL       FIDELITY VIP
                                                    MARKET VIP        MID CAP GROWTH VIP       ASSET MANAGER
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             77,473  $                247  $               1,204
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk.............               127,644                 2,006                    446
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......              (50,171)               (1,759)                    758
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                12,865                  6,577
      Realized gains (losses) on sale of
         investments.........................                    --                12,541                  (545)
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                    --                25,406                  6,032
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                    --                28,027                    585
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                    --                53,433                  6,617
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           (50,171)  $             51,674  $               7,375
                                               ====================  ====================  =====================


                                                FIDELITY VIP ASSET       FIDELITY VIP          FIDELITY VIP
                                                  MANAGER: GROWTH         CONTRAFUND           EQUITY-INCOME
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $              2,651  $            531,648  $            463,929
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk.............                 1,342               401,060               206,046
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                 1,309               130,588               257,883
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                22,653             2,818,003               565,933
      Realized gains (losses) on sale of
         investments.........................                 4,286             1,468,439               313,948
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                26,939             4,286,442               879,881
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                 1,262             5,704,046             2,003,275
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                28,201             9,990,488             2,883,156
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             29,510  $         10,121,076  $          3,141,039
                                               ====================  ====================  ====================


                                                   FIDELITY VIP
                                                   FREEDOM 2010
                                                     DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $             40,758
                                               --------------------
EXPENSES:
      Mortality and expense risk.............                16,968
                                               --------------------
           Net investment income (loss)......                23,790
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                43,769
      Realized gains (losses) on sale of
         investments.........................                98,235
                                               --------------------
           Net realized gains (losses).......               142,004
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................                90,069
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               232,073
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            255,863
                                               ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017



                                                   FIDELITY VIP          FIDELITY VIP           FIDELITY VIP
                                                   FREEDOM 2020          FREEDOM 2030           FREEDOM 2040
                                                     DIVISION              DIVISION               DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            100,168  $             132,798  $             44,476
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk.............                43,806                 66,608                25,456
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......                56,362                 66,190                19,020
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               160,130                310,942               103,332
      Realized gains (losses) on sale of
         investments.........................                82,175                141,051                49,448
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......               242,305                451,993               152,780
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               551,185              1,094,170               510,675
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               793,490              1,546,163               663,455
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            849,852  $           1,612,353  $            682,475
                                               ====================  =====================  ====================

                                                                         FIDELITY VIP
                                                   FIDELITY VIP           GOVERNMENT
                                                   FREEDOM 2050          MONEY MARKET       FIDELITY VIP GROWTH
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             18,208  $              9,125  $              67,602
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk.............                10,127                10,129                233,276
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......                 8,081               (1,004)              (165,674)
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                46,681                    --              2,214,050
      Realized gains (losses) on sale of
         investments.........................                30,551                    --              1,669,660
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                77,232                    --              3,883,710
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................               188,525                    --              5,205,631
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               265,757                    --              9,089,341
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            273,838  $            (1,004)  $           8,923,667
                                               ====================  ====================  =====================

                                                                                                FIDELITY VIP
                                                   FIDELITY VIP          FIDELITY VIP            INVESTMENT
                                                    HIGH INCOME            INDEX 500             GRADE BOND
                                                     DIVISION              DIVISION               DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             17,822  $          1,111,901  $              28,432
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk.............                 2,725               461,834                  8,841
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......                15,097               650,067                 19,591
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --               194,391                  5,173
      Realized gains (losses) on sale of
         investments.........................                 1,349             3,029,437                    647
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                 1,349             3,223,828                  5,820
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                 5,742             7,810,959                 14,664
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                 7,091            11,034,787                 20,484
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             22,188  $         11,684,854  $              40,075
                                               ====================  ====================  =====================


                                                   FIDELITY VIP
                                                      MID CAP
                                                     DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $             59,367
                                               --------------------
EXPENSES:
      Mortality and expense risk.............                62,413
                                               --------------------
           Net investment income (loss)......               (3,046)
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               371,252
      Realized gains (losses) on sale of
         investments.........................               125,414
                                               --------------------
           Net realized gains (losses).......               496,666
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................             1,036,242
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             1,532,908
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          1,529,862
                                               ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017


                                                                         FIDELITY VIP
                                              FIDELITY VIP OVERSEAS       REAL ESTATE        FIDELITY VIP VALUE
                                                    DIVISION               DIVISION               DIVISION
                                             ----------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $               7,978   $              17,690  $               5,596
                                             ----------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk...........                  4,162                   7,292                  3,051
                                             ----------------------  ---------------------  ---------------------
           Net investment income (loss)....                  3,816                  10,398                  2,545
                                             ----------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    521                  58,106                 11,838
      Realized gains (losses) on sale of
         investments.......................                 12,424                  19,613                  6,919
                                             ----------------------  ---------------------  ---------------------
           Net realized gains (losses).....                 12,945                  77,719                 18,757
                                             ----------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                122,225                (57,467)                 35,161
                                             ----------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                135,170                  20,252                 53,918
                                             ----------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             138,986   $              30,650  $              56,463
                                             ======================  =====================  =====================

                                                  INVESCO V.I.           INVESCO V.I.       INVESCO V.I. GLOBAL
                                              DIVERSIFIED DIVIDEND     EQUITY AND INCOME        CORE EQUITY
                                                    DIVISION               DIVISION              DIVISION
                                             ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $              12,478  $               1,259  $               4,151
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk...........                  6,874                    634                  2,824
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                  5,604                    625                  1,327
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                 25,577                  1,366                     --
      Realized gains (losses) on sale of
         investments.......................                119,325                  2,094                 13,277
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                144,902                  3,460                 13,277
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................               (93,724)                  3,195                 46,912
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                 51,178                  6,655                 60,189
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $              56,782  $               7,280  $              61,516
                                             =====================  =====================  =====================

                                                  INVESCO V.I.              MFS VIT
                                                   HIGH YIELD            GLOBAL EQUITY        MFS VIT GROWTH
                                                    DIVISION               DIVISION              DIVISION
                                             ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $               1,775  $              86,365  $              18,771
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk...........                    397                 76,165                132,472
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                  1,378                 10,200              (113,701)
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                     --                389,467                710,317
      Realized gains (losses) on sale of
         investments.......................                     30                382,735                862,932
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                     30                772,202              1,573,249
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                    930              1,304,373              3,146,962
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                    960              2,076,575              4,720,211
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $               2,338  $           2,086,775  $           4,606,510
                                             =====================  =====================  =====================

                                                     MFS VIT
                                                 INVESTORS TRUST
                                                    DIVISION
                                             ---------------------
INVESTMENT INCOME:
      Dividends............................  $                 709
                                             ---------------------
EXPENSES:
      Mortality and expense risk...........                    727
                                             ---------------------
           Net investment income (loss)....                   (18)
                                             ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                  3,828
      Realized gains (losses) on sale of
         investments.......................                  2,029
                                             ---------------------
           Net realized gains (losses).....                  5,857
                                             ---------------------
      Change in unrealized gains (losses)
         on investments....................                 13,837
                                             ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                 19,694
                                             ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $              19,676
                                             =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017




                                                   MFS VIT              MFS VIT                                    MFS VIT
                                               MID CAP GROWTH        NEW DISCOVERY       MFS VIT RESEARCH     TOTAL RETURN BOND
                                                  DIVISION             DIVISION              DIVISION             DIVISION
                                             -------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $               152  $                --  $              1,676  $           211,891
                                             -------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk...........                  908                1,624                   896               42,569
                                             -------------------  -------------------  --------------------  -------------------
           Net investment income (loss)....                (756)              (1,624)                   780              169,322
                                             -------------------  -------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                7,277                4,173                 8,232                   --
      Realized gains (losses) on sale of
        investments........................                1,330                3,396                 3,284             (16,427)
                                             -------------------  -------------------  --------------------  -------------------
           Net realized gains (losses).....                8,607                7,569                11,516             (16,427)
                                             -------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................               19,806               44,214                11,747               71,642
                                             -------------------  -------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................               28,413               51,783                23,263               55,215
                                             -------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $            27,657  $            50,159  $             24,043  $           224,537
                                             ===================  ===================  ====================  ===================



                                                    MFS VIT                                                        MFS VIT II
                                                 TOTAL RETURN       MFS VIT UTILITIES       MFS VIT VALUE          CORE EQUITY
                                                   DIVISION             DIVISION              DIVISION              DIVISION
                                             --------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $             10,197  $             5,427  $              5,201  $              1,010
                                             --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk...........                 3,205                  923                 2,006                   780
                                             --------------------  -------------------  --------------------  --------------------
           Net investment income (loss)....                 6,992                4,504                 3,195                   230
                                             --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                11,865                   --                10,642                 6,225
      Realized gains (losses) on sale of
        investments........................                 7,374                  309                 7,073                 1,379
                                             --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses).....                19,239                  309                17,715                 7,604
                                             --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................                20,310               10,802                20,801                14,521
                                             --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................                39,549               11,111                38,516                22,125
                                             --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $             46,541  $            15,615  $             41,711  $             22,355
                                             ====================  ===================  ====================  ====================

                                                                       MFS VIT II
                                                                      MASSACHUSETTS
                                                  MFS VIT II            INVESTORS
                                                  HIGH YIELD          GROWTH STOCK
                                                   DIVISION             DIVISION
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $               669  $              1,477
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk...........                   68                 1,685
                                             -------------------  --------------------
           Net investment income (loss)....                  601                 (208)
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                11,778
      Realized gains (losses) on sale of
        investments........................                  110                 (178)
                                             -------------------  --------------------
           Net realized gains (losses).....                  110                11,600
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................                (197)                42,794
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................                 (87)                54,394
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $               514  $             54,186
                                             ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017


                                                                         MFS VIT II
                                                  MFS VIT II           U.S. GOVERNMENT     MORGAN STANLEY VIF
                                               STRATEGIC INCOME         MONEY MARKET      GLOBAL INFRASTRUCTURE
                                                   DIVISION               DIVISION              DIVISION
                                              --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends.............................  $                 84  $              5,846  $              3,302
                                              --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk............                    12                13,018                 1,051
                                              --------------------  --------------------  ---------------------
           Net investment income (loss).....                    72               (7,172)                 2,251
                                              --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                    --                 6,634
      Realized gains (losses) on sale of
        investments.........................                    25                    --               (4,398)
                                              --------------------  --------------------  ---------------------
           Net realized gains (losses)......                    25                    --                 2,236
                                              --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
        on investments......................                   (1)                    --                11,167
                                              --------------------  --------------------  ---------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                    24                    --                13,403
                                              --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $                 96  $            (7,172)  $             15,654
                                              ====================  ====================  =====================


                                               MORGAN STANLEY VIF   MORGAN STANLEY VIS     MORGAN STANLEY VIS    MORGAN STANLEY VIS
                                                GLOBAL STRATEGIST     EUROPEAN EQUITY          INCOME PLUS        MULTI CAP GROWTH
                                                    DIVISION             DIVISION               DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $                482  $              9,439  $              1,731  $                 --
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk............                   493                 2,966                   485                 6,025
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                  (11)                 6,473                 1,246               (6,025)
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   622                    --                    --                64,616
      Realized gains (losses) on sale of
        investments.........................                 3,501               (2,249)                    72                20,595
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......                 4,123               (2,249)                    72                85,211
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                 3,630                60,721                 1,750               176,736
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 7,753                58,472                 1,822               261,947
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              7,742  $             64,945  $              3,068  $            255,922
                                              ====================  ====================  ====================  ====================

                                                                                                PUTNAM VT
                                                    PUTNAM VT             PUTNAM VT           GLOBAL ASSET
                                               DIVERSIFIED INCOME       EQUITY INCOME          ALLOCATION
                                                    DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             11,186  $            146,737  $              6,764
                                              --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk............                 1,351                58,123                 2,974
                                              --------------------  --------------------  --------------------
           Net investment income (loss).....                 9,835                88,614                 3,790
                                              --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --               229,106                13,779
      Realized gains (losses) on sale of
        investments.........................               (5,694)               456,934                 3,561
                                              --------------------  --------------------  --------------------
           Net realized gains (losses)......               (5,694)               686,040                17,340
                                              --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                 7,451               527,405                33,884
                                              --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 1,757             1,213,445                51,224
                                              --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $             11,592  $          1,302,059  $             55,014
                                              ====================  ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017


                                                                                              PUTNAM VT             PUTNAM VT
                                                    PUTNAM VT           PUTNAM VT            GOVERNMENT              GROWTH
                                                  GLOBAL EQUITY     GLOBAL UTILITIES        MONEY MARKET          OPPORTUNITIES
                                                    DIVISION            DIVISION              DIVISION              DIVISION
                                              -------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             5,248  $               737  $                454  $             11,550
                                              -------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk............                2,479                  160                   721                60,681
                                              -------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....                2,769                  577                 (267)              (49,131)
                                              -------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --                1,446                    --               103,062
      Realized gains (losses) on sale of
        investments.........................               14,573                (543)                    --               153,805
                                              -------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......               14,573                  903                    --               256,867
                                              -------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               63,556                2,847                    --             1,906,817
                                              -------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               78,129                3,750                    --             2,163,684
                                              -------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            80,898  $             4,327  $              (267)  $          2,114,553
                                              ===================  ===================  ====================  ====================


                                                    PUTNAM VT             PUTNAM VT             PUTNAM VT             PUTNAM VT
                                                   HIGH YIELD              INCOME         INTERNATIONAL EQUITY  INTERNATIONAL GROWTH
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            484,131  $            405,432  $             5,464   $              1,201
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk............                60,726                67,348                1,747                    716
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....               423,405               338,084                3,717                    485
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                    --                   --                     --
      Realized gains (losses) on sale of
        investments.........................              (21,271)              (69,797)                7,630                  1,264
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......              (21,271)              (69,797)                7,630                  1,264
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               104,214               177,983               41,127                 26,013
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                82,943               108,186               48,757                 27,277
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            506,348  $            446,270  $            52,474   $             27,762
                                              ====================  ====================  ====================  ====================


                                                    PUTNAM VT
                                               INTERNATIONAL VALUE   PUTNAM VT INVESTORS
                                                    DIVISION              DIVISION
                                              --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $                746  $               537
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk............                   251                  705
                                              --------------------  --------------------
           Net investment income (loss).....                   495                (168)
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                2,221
      Realized gains (losses) on sale of
        investments.........................                 1,286                  532
                                              --------------------  --------------------
           Net realized gains (losses)......                 1,286                2,753
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                 6,373               17,599
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 7,659               20,352
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              8,154  $            20,184
                                              ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2017



                                                   PUTNAM VT        T. ROWE PRICE ES       T. ROWE PRICE ES      T. ROWE PRICE ES
                                               MULTI-CAP GROWTH       EQUITY INCOME         MID-CAP GROWTH      NEW AMERICA GROWTH
                                                   DIVISION             DIVISION               DIVISION              DIVISION
                                              -------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            92,802  $                785  $                 --  $             14,222
                                              -------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk............               83,716                   335                 3,500               100,837
                                              -------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                9,086                   450               (3,500)              (86,615)
                                              -------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........              754,381                 4,316                58,060             1,450,673
      Realized gains (losses) on sale of
        investments.........................              458,402                 1,841                10,601               322,051
                                              -------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......            1,212,783                 6,157                68,661             1,772,724
                                              -------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            1,551,022                 (273)                32,616             2,109,575
                                              -------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            2,763,805                 5,884               101,277             3,882,299
                                              -------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         2,772,891  $              6,334  $             97,777  $          3,795,684
                                              ===================  ====================  ====================  ====================

                                                T. ROWE PRICE ES
                                                PERSONAL STRATEGY     T. ROWE PRICE FIS
                                                    BALANCED          LIMITED-TERM BOND
                                                    DIVISION              DIVISION
                                              --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            371,733  $            113,646
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk............               182,299                58,138
                                              --------------------  --------------------
           Net investment income (loss).....               189,434                55,508
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........             1,239,878                    --
      Realized gains (losses) on sale of
        investments.........................               311,415              (38,204)
                                              --------------------  --------------------
           Net realized gains (losses)......             1,551,293              (38,204)
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             1,962,398                 5,043
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             3,513,691              (33,161)
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          3,703,125  $             22,347
                                              ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                                                      AMERICAN FUNDS U.S. GOVERNMENT/
                                        AMERICAN FUNDS NEW WORLD           AAA-RATED SECURITIES
                                                DIVISION                         DIVISION
                                    -------------------------------  --------------------------------
                                          2017            2016             2017            2016
                                    ---------------  --------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        13,277  $        7,488  $         9,811  $        9,388
   Net realized gains (losses)....           45,129        (65,294)          (7,181)          18,192
   Change in unrealized gains
     (losses) on investments......          648,157         167,086            8,135        (23,158)
                                    ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          706,563         109,280           10,765           4,422
                                    ---------------  --------------  ---------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,130,396       1,982,342        1,331,850       1,270,070
   Net transfers (including fixed
     account).....................         (60,550)        (39,403)         (21,957)         (3,289)
   Policy charges.................      (1,773,943)     (1,628,106)      (1,122,354)     (1,091,748)
   Transfers for Policy benefits
     and terminations.............        (171,139)       (168,303)         (49,031)        (41,562)
                                    ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          124,764         146,530          138,508         133,471
                                    ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets.............          831,327         255,810          149,273         137,893
NET ASSETS:
   Beginning of year..............        2,437,508       2,181,698        1,048,556         910,663
                                    ---------------  --------------  ---------------  --------------
   End of year....................  $     3,268,835  $    2,437,508  $     1,197,829  $    1,048,556
                                    ===============  ==============  ===============  ==============

                                       BHFTI BRIGHTHOUSE/ABERDEEN       BHFTI BRIGHTHOUSE/WELLINGTON
                                         EMERGING MARKETS EQUITY             LARGE CAP RESEARCH
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017            2016             2017             2016
                                    ---------------  ---------------  --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        48,439  $         1,179  $        7,900   $        25,670
   Net realized gains (losses)....          150,801         (45,684)         153,611           125,820
   Change in unrealized gains
     (losses) on investments......        1,426,316          266,605         266,728          (22,562)
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        1,625,556          222,100         428,239           128,928
                                    ---------------  ---------------  --------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        1,653,343        3,837,321       1,813,533         1,627,605
   Net transfers (including fixed
     account).....................        (127,240)          474,045          94,721            94,024
   Policy charges.................        (959,476)        (819,352)     (1,480,033)       (1,292,059)
   Transfers for Policy benefits
     and terminations.............        (650,905)        (365,492)       (252,598)          (87,181)
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (84,278)        3,126,522         175,623           342,389
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets.............        1,541,278        3,348,622         603,862           471,317
NET ASSETS:
   Beginning of year..............        5,759,652        2,411,030       1,930,707         1,459,390
                                    ---------------  ---------------  --------------   ---------------
   End of year....................  $     7,300,930  $     5,759,652  $    2,534,569   $     1,930,707
                                    ===============  ===============  ==============   ===============

                                                  BHFTI                             BHFTI
                                      CLEARBRIDGE AGGRESSIVE GROWTH       OPPENHEIMER GLOBAL EQUITY
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2017              2016             2017             2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         4,180  $       (1,593)  $        69,653  $      (19,383)
   Net realized gains (losses)....           57,805            5,304          316,808          165,342
   Change in unrealized gains
     (losses) on investments......          298,088           46,555        3,277,895          517,815
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          360,073           50,266        3,664,356          663,774
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        1,631,714        1,547,928        2,875,024        8,991,090
   Net transfers (including fixed
     account).....................          (4,015)         (76,571)          680,585          337,942
   Policy charges.................      (1,308,658)      (1,214,514)      (1,766,426)      (1,303,600)
   Transfers for Policy benefits
     and terminations.............        (166,550)         (72,307)        (811,593)        (831,325)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          152,491          184,536          977,590        7,194,107
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          512,564          234,802        4,641,946        7,857,881
NET ASSETS:
   Beginning of year..............        1,957,706        1,722,904        9,413,604        1,555,723
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $     2,470,270  $     1,957,706  $    14,055,550  $     9,413,604
                                    ===============  ===============  ===============  ===============

                                                 BHFTII
                                     BLACKROCK CAPITAL APPRECIATION
                                                DIVISION
                                    --------------------------------
                                         2017             2016
                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (23,724)  $      (20,894)
   Net realized gains (losses)....          144,520          234,311
   Change in unrealized gains
     (losses) on investments......          902,544        (219,783)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        1,023,340          (6,366)
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,382,328        2,367,202
   Net transfers (including fixed
     account).....................           12,868         (14,624)
   Policy charges.................      (1,960,399)      (1,839,165)
   Transfers for Policy benefits
     and terminations.............        (243,071)        (126,233)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          191,726          387,180
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............        1,215,066          380,814
NET ASSETS:
   Beginning of year..............        3,036,695        2,655,881
                                    ---------------  ---------------
   End of year....................  $     4,251,761  $     3,036,695
                                    ===============  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                           BHFTII BLACKROCK                       BHFTII
                                         ULTRA-SHORT TERM BOND         METLIFE AGGREGATE BOND INDEX
                                               DIVISION                          DIVISION
                                    --------------------------------  -------------------------------
                                         2017              2016            2017            2016
                                    ---------------  ---------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (19,739)  $      (30,524)  $      125,698  $        10,508
   Net realized gains (losses)....           15,461            3,687        (85,156)          (3,071)
   Change in unrealized gains
     (losses) on investments......           10,888            9,016          99,654        (124,126)
                                    ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            6,610         (17,821)         140,196        (116,689)
                                    ---------------  ---------------  --------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........       26,172,821       25,462,398       1,757,524        4,829,108
   Net transfers (including fixed
     account).....................           26,182          144,035         637,725          321,273
   Policy charges.................     (25,577,909)     (24,895,239)     (1,113,961)        (867,416)
   Transfers for Policy benefits
     and terminations.............        (215,647)        (571,460)       (376,037)        (426,432)
                                    ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          405,447          139,734         905,251        3,856,533
                                    ---------------  ---------------  --------------  ---------------
     Net increase (decrease)
        in net assets.............          412,057          121,913       1,045,447        3,739,844
NET ASSETS:
   Beginning of year..............        4,661,047        4,539,134       4,792,223        1,052,379
                                    ---------------  ---------------  --------------  ---------------
   End of year....................  $     5,073,104  $     4,661,047  $    5,837,670  $     4,792,223
                                    ===============  ===============  ==============  ===============

                                                BHFTII                             BHFTII
                                      METLIFE MID CAP STOCK INDEX          METLIFE MSCI EAFE INDEX
                                               DIVISION                           DIVISION
                                    --------------------------------  --------------------------------
                                         2017              2016            2017             2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       230,957  $      (49,583)  $       109,109  $         5,355
   Net realized gains (losses)....        3,047,448          332,273          667,969            7,179
   Change in unrealized gains
     (losses) on investments......          731,250        2,333,981          334,532          163,391
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        4,009,655        2,616,671        1,111,610          175,925
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        6,132,762       20,729,029        1,423,456        3,822,692
   Net transfers (including fixed
     account).....................        1,414,751        1,891,261          650,064          257,135
   Policy charges.................      (3,619,819)      (2,457,123)        (773,037)        (573,239)
   Transfers for Policy benefits
     and terminations.............      (1,729,189)      (1,313,686)        (275,732)        (355,360)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        2,198,505       18,849,481        1,024,751        3,151,228
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............        6,208,160       21,466,152        2,136,361        3,327,153
NET ASSETS:
   Beginning of year..............       24,138,337        2,672,185        4,179,869          852,716
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $    30,346,497  $    24,138,337  $     6,316,230  $     4,179,869
                                    ===============  ===============  ===============  ===============

                                                 BHFTII
                                       METLIFE RUSSELL 2000 INDEX        BHFTII METLIFE STOCK INDEX
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2017              2016             2017             2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       199,042  $       105,656  $       591,942  $     (105,167)
   Net realized gains (losses)....        2,398,789        1,763,644        6,547,133          308,675
   Change in unrealized gains
     (losses) on investments......        2,224,443        3,660,693        1,891,017        2,580,601
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        4,822,274        5,529,993        9,030,092        2,784,109
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        8,023,831       13,583,124        9,380,432       39,936,750
   Net transfers (including fixed
     account).....................          736,757          707,760        2,044,285        1,794,973
   Policy charges.................      (5,465,104)      (4,758,820)      (5,240,592)      (2,854,367)
   Transfers for Policy benefits
     and terminations.............      (3,056,062)      (2,263,639)      (3,516,179)      (2,933,685)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          239,422        7,268,425        2,667,946       35,943,671
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............        5,061,696       12,798,418       11,698,038       38,727,780
NET ASSETS:
   Beginning of year..............       34,046,352       21,247,934       40,675,615        1,947,835
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $    39,108,048  $    34,046,352  $    52,373,653  $    40,675,615
                                    ===============  ===============  ===============  ===============


                                         BHFTII MFS TOTAL RETURN
                                                DIVISION
                                    --------------------------------
                                          2017             2016
                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       362,956  $      (16,620)
   Net realized gains (losses)....        1,284,086           98,150
   Change in unrealized gains
     (losses) on investments......          384,156          425,605
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        2,031,198          507,135
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        4,049,167       14,988,365
   Net transfers (including fixed
     account).....................          367,391          983,267
   Policy charges.................      (2,039,579)      (1,186,812)
   Transfers for Policy benefits
     and terminations.............      (1,300,256)        (603,683)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        1,076,723       14,181,137
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............        3,107,921       14,688,272
NET ASSETS:
   Beginning of year..............       16,127,461        1,439,189
                                    ---------------  ---------------
   End of year....................  $    19,235,382  $    16,127,461
                                    ===============  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016




                                            BHFTII MFS VALUE                 BHFTII MFS VALUE II
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017            2016             2017             2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        19,846  $        17,067  $        42,882  $        16,003
   Net realized gains (losses)....          103,077           97,541         (10,067)           90,558
   Change in unrealized gains
     (losses) on investments......          120,937           38,247          132,049          200,080
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          243,860          152,855          164,864          306,641
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        1,132,777          922,343        1,801,521        1,590,537
   Net transfers (including fixed
     account).....................         (55,965)           59,925           23,131           48,052
   Policy charges.................        (845,531)        (649,234)      (1,346,295)      (1,223,238)
   Transfers for Policy benefits
     and terminations.............        (197,449)         (77,557)        (194,641)        (182,473)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           33,832          255,477          283,716          232,878
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          277,692          408,332          448,580          539,519
NET ASSETS:
   Beginning of year..............        1,398,681          990,349        2,156,685        1,617,166
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $     1,676,373  $     1,398,681  $     2,605,265  $     2,156,685
                                    ===============  ===============  ===============  ===============

                                          BHFTII WESTERN ASSET
                                          MANAGEMENT STRATEGIC
                                           BOND OPPORTUNITIES                 DEUTSCHE I BOND VIP
                                                DIVISION                           DIVISION
                                    ---------------------------------  --------------------------------
                                         2017            2016 (a)           2017              2016
                                    ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        40,856  $         11,287  $         5,543  $        16,633
   Net realized gains (losses)....           15,661             (173)              210          (8,602)
   Change in unrealized gains
     (losses) on investments......           33,935            31,379            7,916            6,814
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           90,452            42,493           13,669           14,845
                                    ---------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        1,206,111           779,999           44,475           45,480
   Net transfers (including fixed
     account).....................         (11,585)         1,096,802           16,959            3,127
   Policy charges.................        (986,261)         (630,384)         (35,835)         (38,191)
   Transfers for Policy benefits
     and terminations.............        (175,357)          (96,415)         (36,719)         (61,450)
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           32,908         1,150,002         (11,120)         (51,034)
                                    ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          123,360         1,192,495            2,549         (36,189)
NET ASSETS:
   Beginning of year..............        1,192,495                --          193,850          230,039
                                    ---------------  ----------------  ---------------  ---------------
   End of year....................  $     1,315,855  $      1,192,495  $       196,399  $       193,850
                                    ===============  ================  ===============  ===============



                                      DEUTSCHE I CAPITAL GROWTH VIP       DEUTSCHE I CORE EQUITY VIP
                                                DIVISION                           DIVISION
                                    ---------------------------------  ---------------------------------
                                         2017              2016              2017             2016
                                    ---------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         (190)  $          1,160  $         3,991   $         5,141
   Net realized gains (losses)....          137,079           126,786          120,644           104,071
   Change in unrealized gains
     (losses) on investments......           94,958         (108,580)           30,517          (42,028)
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          231,847            19,366          155,152            67,184
                                    ---------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........          166,614           166,929          116,760           109,561
   Net transfers (including fixed
     account).....................         (67,382)            23,742           35,421            28,006
   Policy charges.................        (162,938)         (161,586)         (98,510)          (97,969)
   Transfers for Policy benefits
     and terminations.............        (152,675)         (245,674)        (195,315)          (70,523)
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (216,381)         (216,589)        (141,644)          (30,925)
                                    ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............           15,466         (197,223)           13,508            36,259
NET ASSETS:
   Beginning of year..............          999,566         1,196,789          809,583           773,324
                                    ---------------  ----------------  ---------------   ---------------
   End of year....................  $     1,015,032  $        999,566  $       823,091   $       809,583
                                    ===============  ================  ===============   ===============


                                            DEUTSCHE I CROCI
                                            INTERNATIONAL VIP
                                                DIVISION
                                    ---------------------------------
                                          2017             2016
                                    ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       608,906  $        837,249
   Net realized gains (losses)....        (287,370)         (387,598)
   Change in unrealized gains
     (losses) on investments......        1,534,478         (447,335)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        1,856,014             2,316
                                    ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,258,875         2,398,185
   Net transfers (including fixed
     account).....................           24,359         (247,841)
   Policy charges.................      (1,620,216)       (1,640,716)
   Transfers for Policy benefits
     and terminations.............      (1,087,539)         (575,338)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (424,521)          (65,710)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets.............        1,431,493          (63,394)
NET ASSETS:
   Beginning of year..............        9,054,008         9,117,402
                                    ---------------  ----------------
   End of year....................  $    10,485,501  $      9,054,008
                                    ===============  ================

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                                                                 DEUTSCHE II
                                     DEUTSCHE I GLOBAL SMALL CAP VIP      GLOBAL INCOME BUILDER VIP
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2017             2016              2017             2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (3,105)  $       (1,559)  $        14,409  $        19,254
   Net realized gains (losses)....           26,273           34,268           19,476            (940)
   Change in unrealized gains
     (losses) on investments......           48,832         (32,530)           49,458           15,318
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           72,000              179           83,343           33,632
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           31,623           35,392           79,305           79,602
   Net transfers (including fixed
     account).....................           15,610         (28,351)               --               --
   Policy charges.................         (32,579)         (31,867)         (67,182)         (67,933)
   Transfers for Policy benefits
     and terminations.............         (68,152)         (79,459)        (185,262)         (21,675)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (53,498)        (104,285)        (173,139)         (10,006)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           18,502        (104,106)         (89,796)           23,626
NET ASSETS:
   Beginning of year..............          422,915          527,021          585,286          561,660
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       441,417  $       422,915  $       495,490  $       585,286
                                    ===============  ===============  ===============  ===============

                                               DEUTSCHE II                         DEUTSCHE II
                                       GOVERNMENT MONEY MARKET VIP          SMALL MID CAP GROWTH VIP
                                                DIVISION                            DIVISION
                                    ----------------------------------  ---------------------------------
                                          2017              2016              2017             2016
                                    ----------------  ----------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (50,171)  $      (125,070)  $       (1,759)  $        (1,746)
   Net realized gains (losses)....                --                --           25,406            48,537
   Change in unrealized gains
     (losses) on investments......                --                --           28,027          (29,850)
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          (50,171)         (125,070)           51,674            16,941
                                    ----------------  ----------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        50,033,497        50,199,248           21,187            20,611
   Net transfers (including fixed
     account).....................         (350,921)         (861,454)         (48,212)            54,165
   Policy charges.................      (48,204,134)      (48,762,824)         (16,637)          (15,319)
   Transfers for Policy benefits
     and terminations.............       (1,459,989)       (2,253,913)         (23,623)          (22,723)
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            18,453       (1,678,943)         (67,285)            36,734
                                    ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.............          (31,718)       (1,804,013)         (15,611)            53,675
NET ASSETS:
   Beginning of year..............        17,595,831        19,399,844          299,739           246,064
                                    ----------------  ----------------  ---------------  ----------------
   End of year....................  $     17,564,113  $     17,595,831  $       284,128  $        299,739
                                    ================  ================  ===============  ================

                                                                                  FIDELITY VIP
                                       FIDELITY VIP ASSET MANAGER             ASSET MANAGER: GROWTH
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                         2017              2016              2017              2016
                                    ---------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           758  $            437  $          1,309  $         1,197
   Net realized gains (losses)....            6,032             (172)            26,939            5,554
   Change in unrealized gains
     (losses) on investments......              585             1,253             1,262          (3,370)
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            7,375             1,518            29,510            3,381
                                    ---------------  ----------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           97,826           104,822           128,989          103,885
   Net transfers (including fixed
     account).....................               80              (60)          (17,598)            (399)
   Policy charges.................         (91,791)          (97,576)          (94,674)         (91,164)
   Transfers for Policy benefits
     and terminations.............               --                --                --            (444)
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            6,115             7,186            16,717           11,878
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............           13,490             8,704            46,227           15,259
NET ASSETS:
   Beginning of year..............           54,219            45,515           173,181          157,922
                                    ---------------  ----------------  ----------------  ---------------
   End of year....................  $        67,709  $         54,219  $        219,408  $       173,181
                                    ===============  ================  ================  ===============


                                         FIDELITY VIP CONTRAFUND
                                                DIVISION
                                    ---------------------------------
                                          2017             2016
                                    ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       130,588   $        27,074
   Net realized gains (losses)....        4,286,442         4,876,053
   Change in unrealized gains
     (losses) on investments......        5,704,046       (1,564,629)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........       10,121,076         3,338,498
                                    ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        8,407,461         8,516,643
   Net transfers (including fixed
     account).....................      (1,230,931)       (1,132,314)
   Policy charges.................      (6,580,266)       (6,452,920)
   Transfers for Policy benefits
     and terminations.............      (3,998,378)       (5,100,383)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..      (3,402,114)       (4,168,974)
                                    ---------------   ---------------
     Net increase (decrease)
        in net assets.............        6,718,962         (830,476)
NET ASSETS:
   Beginning of year..............       49,513,163        50,343,639
                                    ---------------   ---------------
   End of year....................  $    56,232,125   $    49,513,163
                                    ===============   ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016



                                       FIDELITY VIP EQUITY-INCOME           FIDELITY VIP FREEDOM 2010
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                          2017             2016              2017             2016
                                    ---------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       257,883  $        394,630  $         23,790  $        14,991
   Net realized gains (losses)....          879,881         1,479,245           142,004           57,496
   Change in unrealized gains
     (losses) on investments......        2,003,275         2,181,958            90,069           15,166
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........        3,141,039         4,055,833           255,863           87,653
                                    ---------------  ----------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        5,251,316         5,099,221           449,387          450,805
   Net transfers (including fixed
     account).....................        (372,383)         (631,348)           581,033         (12,564)
   Policy charges.................      (4,305,059)       (4,200,015)         (317,273)        (302,624)
   Transfers for Policy benefits
     and terminations.............      (2,592,393)       (1,840,141)         (175,521)         (11,226)
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..      (2,018,519)       (1,572,283)           537,626          124,391
                                    ---------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............        1,122,520         2,483,550           793,489          212,044
NET ASSETS:
   Beginning of year..............       27,139,502        24,655,952         1,941,310        1,729,266
                                    ---------------  ----------------  ----------------  ---------------
   End of year....................  $    28,262,022  $     27,139,502  $      2,734,799  $     1,941,310
                                    ===============  ================  ================  ===============


                                        FIDELITY VIP FREEDOM 2020            FIDELITY VIP FREEDOM 2030
                                                DIVISION                             DIVISION
                                    ----------------------------------  ---------------------------------
                                          2017              2016              2017              2016
                                    ----------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         56,362  $         42,256  $        66,190   $        56,381
   Net realized gains (losses)....           242,305           196,681          451,993           331,941
   Change in unrealized gains
     (losses) on investments......           551,185            15,446        1,094,170            48,791
                                    ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           849,852           254,383        1,612,353           437,113
                                    ----------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........         3,152,186         3,066,146        4,550,412         4,073,115
   Net transfers (including fixed
     account).....................           591,461           107,711          222,178         (217,018)
   Policy charges.................       (2,681,794)       (2,565,167)      (3,482,393)       (3,054,815)
   Transfers for Policy benefits
     and terminations.............         (327,093)         (629,288)        (619,737)         (433,879)
                                    ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           734,760          (20,598)          670,460           367,403
                                    ----------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............         1,584,612           233,785        2,282,813           804,516
NET ASSETS:
   Beginning of year..............         5,302,629         5,068,844        7,796,008         6,991,492
                                    ----------------  ----------------  ---------------   ---------------
   End of year....................  $      6,887,241  $      5,302,629  $    10,078,821   $     7,796,008
                                    ================  ================  ===============   ===============


                                        FIDELITY VIP FREEDOM 2040           FIDELITY VIP FREEDOM 2050
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                          2017              2016             2017             2016
                                    ---------------   ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        19,020   $        18,259  $         8,081   $         9,410
   Net realized gains (losses)....          152,780            83,396           77,232            32,524
   Change in unrealized gains
     (losses) on investments......          510,675            49,899          188,525            21,909
                                    ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          682,475           151,554          273,838            63,843
                                    ---------------   ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,336,512         1,946,054        1,155,085         1,031,751
   Net transfers (including fixed
     account).....................           27,442          (15,369)           41,910          (81,115)
   Policy charges.................      (1,519,001)       (1,277,816)        (843,978)         (706,228)
   Transfers for Policy benefits
     and terminations.............        (292,465)         (155,368)        (280,940)         (181,456)
                                    ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          552,488           497,501           72,077            62,952
                                    ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............        1,234,963           649,055          345,915           126,795
NET ASSETS:
   Beginning of year..............        2,753,823         2,104,768        1,192,047         1,065,252
                                    ---------------   ---------------  ---------------   ---------------
   End of year....................  $     3,988,786   $     2,753,823  $     1,537,962   $     1,192,047
                                    ===============   ===============  ===============   ===============

                                              FIDELITY VIP
                                         GOVERNMENT MONEY MARKET
                                                DIVISION
                                    ---------------------------------
                                         2017              2016
                                    ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (1,004)  $        (6,097)
   Net realized gains (losses)....               --                --
   Change in unrealized gains
     (losses) on investments......               --                --
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          (1,004)           (6,097)
                                    ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        4,413,497         4,437,286
   Net transfers (including fixed
     account).....................          203,087            13,949
   Policy charges.................      (4,346,572)       (4,363,893)
   Transfers for Policy benefits
     and terminations.............               --                --
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          270,012            87,342
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets.............          269,008            81,245
NET ASSETS:
   Beginning of year..............        1,244,940         1,163,695
                                    ---------------  ----------------
   End of year....................  $     1,513,948  $      1,244,940
                                    ===============  ================

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016



                                           FIDELITY VIP GROWTH               FIDELITY VIP HIGH INCOME
                                                DIVISION                             DIVISION
                                    ----------------------------------  ----------------------------------
                                          2017              2016              2017              2016
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (165,674)  $      (192,249)  $         15,097  $         15,623
   Net realized gains (losses)....         3,883,710         3,751,504             1,349           (7,466)
   Change in unrealized gains
      (losses) on investments.....         5,205,631       (3,565,462)             5,742            33,297
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........         8,923,667           (6,207)            22,188            41,454
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........         6,594,178         6,647,898           212,393           197,170
   Net transfers (including fixed
      account)....................         (285,980)         (661,222)          (29,559)          (10,471)
   Policy charges.................       (5,627,089)       (5,543,804)         (183,876)         (169,736)
   Transfers for Policy benefits
      and terminations............       (2,645,425)       (2,167,774)          (57,026)           (4,059)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..       (1,964,316)       (1,724,902)          (58,068)            12,904
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............         6,959,351       (1,731,109)          (35,880)            54,358
NET ASSETS:
   Beginning of year..............        27,087,594        28,818,703           357,817           303,459
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $     34,046,945  $     27,087,594  $        321,937  $        357,817
                                    ================  ================  ================  ================

                                                                              FIDELITY VIP INVESTMENT
                                          FIDELITY VIP INDEX 500                    GRADE BOND
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2017              2016              2017              2016
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        650,067  $        402,689  $         19,591  $         18,926
   Net realized gains (losses)....         3,223,828         2,226,523             5,820             3,516
   Change in unrealized gains
      (losses) on investments.....         7,810,959         3,142,825            14,664            18,561
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........        11,684,854         5,772,037            40,075            41,003
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........        11,916,247        11,554,582           622,443           673,052
   Net transfers (including fixed
      account)....................         (504,806)         (270,616)          (45,709)            26,495
   Policy charges.................       (9,490,923)       (9,163,557)         (534,265)         (565,005)
   Transfers for Policy benefits
      and terminations............       (5,242,190)       (4,128,831)          (46,257)          (24,164)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..       (3,321,672)       (2,008,422)           (3,788)           110,378
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............         8,363,182         3,763,615            36,287           151,381
NET ASSETS:
   Beginning of year..............        57,903,136        54,139,521         1,167,576         1,016,195
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $     66,266,318  $     57,903,136  $      1,203,863  $      1,167,576
                                    ================  ================  ================  ================


                                           FIDELITY VIP MID CAP                FIDELITY VIP OVERSEAS
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2017              2016              2017              2016
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (3,046)  $       (16,382)  $          3,816  $          3,857
   Net realized gains (losses)....           496,666           396,264            12,945             2,377
   Change in unrealized gains
      (losses) on investments.....         1,036,242           406,375           122,225          (34,272)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........         1,529,862           786,257           138,986          (28,038)
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........         2,759,733         2,601,783           193,871           196,326
   Net transfers (including fixed
      account)....................          (21,982)         (359,161)             2,115           (2,783)
   Policy charges.................       (1,896,208)       (1,724,024)         (148,887)         (141,073)
   Transfers for Policy benefits
      and terminations............         (993,374)         (906,743)          (91,161)           (5,825)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (151,831)         (388,145)          (44,062)            46,645
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............         1,378,031           398,112            94,924            18,607
NET ASSETS:
   Beginning of year..............         7,752,022         7,353,910           516,716           498,109
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $      9,130,053  $      7,752,022  $        611,640  $        516,716
                                    ================  ================  ================  ================


                                          FIDELITY VIP REAL ESTATE
                                                  DIVISION
                                    -----------------------------------
                                          2017               2016
                                    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         10,398   $          7,120
   Net realized gains (losses)....            77,719             42,735
   Change in unrealized gains
      (losses) on investments.....          (57,467)            (4,533)
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            30,650             45,322
                                    ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........           267,719            265,519
   Net transfers (including fixed
      account)....................          (69,071)           (55,567)
   Policy charges.................         (233,185)          (219,731)
   Transfers for Policy benefits
      and terminations............          (37,749)           (74,565)
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (72,286)           (84,344)
                                    ----------------   ----------------
      Net increase (decrease)
        in net assets.............          (41,636)           (39,022)
NET ASSETS:
   Beginning of year..............         1,001,208          1,040,230
                                    ----------------   ----------------
   End of year....................  $        959,572   $      1,001,208
                                    ================   ================

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                            FIDELITY VIP VALUE           INVESCO V.I. DIVERSIFIED DIVIDEND
                                                 DIVISION                            DIVISION
                                    ----------------------------------  -----------------------------------
                                          2017              2016              2017               2016
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          2,545  $          1,266  $          5,604  $          7,407
   Net realized gains (losses)....            18,757             3,026           144,902           243,231
   Change in unrealized gains
      (losses) on investments.....            35,161            33,437          (93,724)         (102,912)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            56,463            37,729            56,782           147,726
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........           117,272           112,256           359,815           353,571
   Net transfers (including fixed
      account)....................           (3,890)             1,128             (492)            57,727
   Policy charges.................          (95,884)          (87,565)         (390,864)         (378,226)
   Transfers for Policy benefits
      and terminations............           (1,740)           (7,427)         (223,051)         (778,364)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..            15,758            18,392         (254,592)         (745,292)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............            72,221            56,121         (197,810)         (597,566)
NET ASSETS:
   Beginning of year..............           377,759           321,638           855,040         1,452,606
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $        449,980  $        377,759  $        657,230  $        855,040
                                    ================  ================  ================  ================

                                      INVESCO V.I. EQUITY AND INCOME        INVESCO V.I. GLOBAL CORE EQUITY
                                                 DIVISION                              DIVISION
                                    -----------------------------------  -----------------------------------
                                           2017              2016               2017              2016
                                    -----------------  ----------------  ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $             625  $            650  $          1,327   $            195
   Net realized gains (losses)....              3,460               156            13,277              (285)
   Change in unrealized gains
      (losses) on investments.....              3,195             8,080            46,912             16,067
                                    -----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........              7,280             8,886            61,516             15,977
                                    -----------------  ----------------  ----------------   ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........             26,377            27,035           145,642            152,664
   Net transfers (including fixed
      account)....................             19,304             5,000            88,657           (23,511)
   Policy charges.................           (35,444)          (56,902)         (160,165)          (168,648)
   Transfers for Policy benefits
      and terminations............            (3,222)             (934)           (5,728)           (23,365)
                                    -----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..              7,015          (25,801)            68,406           (62,860)
                                    -----------------  ----------------  ----------------   ----------------
      Net increase (decrease)
        in net assets.............             14,295          (16,915)           129,922           (46,883)
NET ASSETS:
   Beginning of year..............             67,333            84,248           262,725            309,608
                                    -----------------  ----------------  ----------------   ----------------
   End of year....................  $          81,628  $         67,333  $        392,647   $        262,725
                                    =================  ================  ================   ================

                                          INVESCO V.I. HIGH YIELD              MFS VIT GLOBAL EQUITY
                                                 DIVISION                            DIVISION
                                    ----------------------------------  ----------------------------------
                                          2017              2016              2017              2016
                                    ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          1,378  $          1,391  $         10,200  $         19,701
   Net realized gains (losses)....                30           (1,623)           772,202           741,786
   Change in unrealized gains
      (losses) on investments.....               930             5,272         1,304,373         (164,443)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             2,338             5,040         2,086,775           597,044
                                    ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........            18,593            21,041         2,512,241         2,495,804
   Net transfers (including fixed
      account)....................                --           (9,500)         (105,266)         (378,266)
   Policy charges.................          (20,746)          (23,476)       (1,901,763)       (1,878,638)
   Transfers for Policy benefits
      and terminations............               (2)           (2,734)         (973,678)         (710,962)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..           (2,155)          (14,669)         (468,466)         (472,062)
                                    ----------------  ----------------  ----------------  ----------------
      Net increase (decrease)
        in net assets.............               183           (9,629)         1,618,309           124,982
NET ASSETS:
   Beginning of year..............            44,020            53,649         9,394,459         9,269,477
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $         44,203  $         44,020  $     11,012,768  $      9,394,459
                                    ================  ================  ================  ================

                                              MFS VIT GROWTH
                                                 DIVISION
                                    ----------------------------------
                                          2017              2016
                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (113,701)  $      (108,349)
   Net realized gains (losses)....         1,573,249         1,596,698
   Change in unrealized gains
      (losses) on investments.....         3,146,962       (1,227,711)
                                    ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........         4,606,510           260,638
                                    ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
      from Policy owners..........         3,244,831         3,153,242
   Net transfers (including fixed
      account)....................         (293,429)          (82,948)
   Policy charges.................       (2,462,202)       (2,377,053)
   Transfers for Policy benefits
      and terminations............       (1,376,715)       (1,219,448)
                                    ----------------  ----------------
      Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (887,515)         (526,207)
                                    ----------------  ----------------
      Net increase (decrease)
        in net assets.............         3,718,995         (265,569)
NET ASSETS:
   Beginning of year..............        15,386,733        15,652,302
                                    ----------------  ----------------
   End of year....................  $     19,105,728  $     15,386,733
                                    ================  ================

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                         MFS VIT INVESTORS TRUST          MFS VIT MID CAP GROWTH
                                                DIVISION                         DIVISION
                                    -------------------------------  -------------------------------
                                          2017            2016             2017            2016
                                    ---------------  --------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (18)  $           91  $         (756)  $        (711)
   Net realized gains (losses)....            5,857           9,864            8,607           8,315
   Change in unrealized gains
     (losses) on investments......           13,837         (3,306)           19,806         (3,531)
                                    ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           19,676           6,649           27,657           4,073
                                    ---------------  --------------  ---------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           24,738          30,131           23,309          21,278
   Net transfers (including fixed
     account).....................               --              --               --              --
   Policy charges.................         (28,950)        (30,441)         (14,705)        (14,354)
   Transfers for Policy benefits
     and terminations.............             (86)         (1,875)             (18)            (17)
                                    ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (4,298)         (2,185)            8,586           6,907
                                    ---------------  --------------  ---------------  --------------
     Net increase (decrease)
        in net assets.............           15,378           4,464           36,243          10,980
NET ASSETS:
   Beginning of year..............           90,203          85,739          102,378          91,398
                                    ---------------  --------------  ---------------  --------------
   End of year....................  $       105,581  $       90,203  $       138,621  $      102,378
                                    ===============  ==============  ===============  ==============

                                          MFS VIT NEW DISCOVERY               MFS VIT RESEARCH
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017            2016             2017             2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (1,624)  $       (1,358)  $           780  $            44
   Net realized gains (losses)....            7,569            6,450           11,516           11,520
   Change in unrealized gains
     (losses) on investments......           44,214            9,901           11,747          (3,553)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           50,159           14,993           24,043            8,011
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           38,442           33,167           56,620           54,150
   Net transfers (including fixed
     account).....................              (1)            5,106               --               --
   Policy charges.................         (40,901)         (40,203)         (52,253)         (53,326)
   Transfers for Policy benefits
     and terminations.............            (496)               --          (5,097)          (2,214)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (2,956)          (1,930)            (730)          (1,390)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           47,203           13,063           23,313            6,621
NET ASSETS:
   Beginning of year..............          196,259          183,196          106,671          100,050
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       243,462  $       196,259  $       129,984  $       106,671
                                    ===============  ===============  ===============  ===============

                                        MFS VIT TOTAL RETURN BOND           MFS VIT TOTAL RETURN
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017             2016            2017             2016
                                    ---------------  ---------------  --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       169,322  $       160,616  $        6,992   $         8,542
   Net realized gains (losses)....         (16,427)         (35,127)          19,239            19,274
   Change in unrealized gains
     (losses) on investments......           71,642        (257,468)          20,310             3,541
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          224,537        (131,979)          46,541            31,357
                                    ---------------  ---------------  --------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        1,675,959        5,684,754          71,711            77,826
   Net transfers (including fixed
     account).....................          994,810            (743)              --                --
   Policy charges.................        (683,200)        (286,869)        (74,111)          (79,715)
   Transfers for Policy benefits
     and terminations.............        (678,056)        (245,285)         (1,380)           (6,633)
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        1,309,513        5,151,857         (3,780)           (8,522)
                                    ---------------  ---------------  --------------   ---------------
     Net increase (decrease)
        in net assets.............        1,534,050        5,019,878          42,761            22,835
NET ASSETS:
   Beginning of year..............        5,045,435           25,557         407,825           384,990
                                    ---------------  ---------------  --------------   ---------------
   End of year....................  $     6,579,485  $     5,045,435  $      450,586   $       407,825
                                    ===============  ===============  ==============   ===============

                                            MFS VIT UTILITIES
                                                DIVISION
                                    --------------------------------
                                         2017             2016
                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         4,504  $         3,610
   Net realized gains (losses)....              309              925
   Change in unrealized gains
     (losses) on investments......           10,802            6,497
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           15,615           11,032
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           21,943           14,945
   Net transfers (including fixed
     account).....................              (1)               --
   Policy charges.................         (16,733)         (14,732)
   Transfers for Policy benefits
     and terminations.............          (1,057)          (3,579)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            4,152          (3,366)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............           19,767            7,666
NET ASSETS:
   Beginning of year..............          110,557          102,891
                                    ---------------  ---------------
   End of year....................  $       130,324  $       110,557
                                    ===============  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016



                                              MFS VIT VALUE                MFS VIT II CORE EQUITY
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017             2016             2017            2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         3,195  $         3,559  $           230  $            20
   Net realized gains (losses)....           17,715           32,502            7,604            4,372
   Change in unrealized gains
     (losses) on investments......           20,801          (3,469)           14,521            4,317
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           41,711           32,592           22,355            8,709
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           25,219           19,132           42,522           35,115
   Net transfers (including fixed
     account).....................              (1)               --               --            5,168
   Policy charges.................         (31,281)         (30,056)         (38,875)         (35,615)
   Transfers for Policy benefits
     and terminations.............          (1,289)         (18,756)          (1,905)               --
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (7,352)         (29,680)            1,742            4,668
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           34,359            2,912           24,097           13,377
NET ASSETS:
   Beginning of year..............          252,332          249,420           92,832           79,455
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       286,691  $       252,332  $       116,929  $        92,832
                                    ===============  ===============  ===============  ===============

                                                                          MFS VIT II MASSACHUSETTS
                                          MFS VIT II HIGH YIELD            INVESTORS GROWTH STOCK
                                                DIVISION                          DIVISION
                                    --------------------------------  ---------------------------------
                                         2017             2016              2017             2016
                                    ---------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           601  $           377  $         (208)  $          (312)
   Net realized gains (losses)....              110             (84)           11,600            21,028
   Change in unrealized gains
     (losses) on investments......            (197)              433           42,794          (10,111)
                                    ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........              514              726           54,186            10,605
                                    ---------------  ---------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           13,307           11,775           24,539            23,147
   Net transfers (including fixed
     account).....................               --               --               --                --
   Policy charges.................          (9,956)          (9,531)         (32,436)          (30,489)
   Transfers for Policy benefits
     and terminations.............            (376)              (4)             (29)           (5,621)
                                    ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            2,975            2,240          (7,926)          (12,963)
                                    ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.............            3,489            2,966           46,260           (2,358)
NET ASSETS:
   Beginning of year..............            7,097            4,131          201,154           203,512
                                    ---------------  ---------------  ---------------  ----------------
   End of year....................  $        10,586  $         7,097  $       247,414  $        201,154
                                    ===============  ===============  ===============  ================

                                                                                   MFS VIT II
                                       MFS VIT II STRATEGIC INCOME        U.S. GOVERNMENT MONEY MARKET
                                                DIVISION                            DIVISION
                                    ---------------------------------  ---------------------------------
                                          2017             2016              2017              2016
                                    ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $             72  $            35  $        (7,172)  $       (3,905)
   Net realized gains (losses)....                25                8                --               --
   Change in unrealized gains
     (losses) on investments......               (1)               54                --               --
                                    ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........                96               97           (7,172)          (3,905)
                                    ----------------  ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........             5,213            5,240           466,538        1,502,715
   Net transfers (including fixed
     account).....................               (1)               --           960,268          (7,140)
   Policy charges.................           (4,927)          (4,767)         (459,559)        (260,959)
   Transfers for Policy benefits
     and terminations.............               (3)              (7)             (437)        (270,587)
                                    ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..               282              466           966,810          964,029
                                    ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.............               378              563           959,638          960,124
NET ASSETS:
   Beginning of year..............             1,760            1,197         1,018,208           58,084
                                    ----------------  ---------------  ----------------  ---------------
   End of year....................  $          2,138  $         1,760  $      1,977,846  $     1,018,208
                                    ================  ===============  ================  ===============

                                           MORGAN STANLEY VIF
                                          GLOBAL INFRASTRUCTURE
                                                DIVISION
                                    --------------------------------
                                         2017              2016
                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         2,251  $         1,339
   Net realized gains (losses)....            2,236            1,167
   Change in unrealized gains
     (losses) on investments......           11,167           10,146
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           15,654           12,652
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           42,746           41,687
   Net transfers (including fixed
     account).....................         (69,813)           30,835
   Policy charges.................         (41,472)         (42,332)
   Transfers for Policy benefits
     and terminations.............          (1,017)          (5,193)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (69,556)           24,997
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............         (53,902)           37,649
NET ASSETS:
   Beginning of year..............          138,373          100,724
                                    ---------------  ---------------
   End of year....................  $        84,471  $       138,373
                                    ===============  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                           MORGAN STANLEY VIF                MORGAN STANLEY VIS
                                            GLOBAL STRATEGIST                  EUROPEAN EQUITY
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017             2016             2017            2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (11)  $         (709)  $         6,473  $         7,861
   Net realized gains (losses)....            4,123          (1,810)          (2,249)         (21,456)
   Change in unrealized gains
     (losses) on investments......            3,630            6,254           60,721              709
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            7,742            3,735           64,945         (12,886)
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           72,913           75,155           57,917           91,160
   Net transfers (including fixed
     account).....................         (35,252)              704               --         (31,722)
   Policy charges.................         (73,776)         (76,464)         (98,169)        (119,906)
   Transfers for Policy benefits
     and terminations.............          (3,171)          (6,260)          (4,081)         (22,660)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (39,286)          (6,865)         (44,333)         (83,128)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............         (31,544)          (3,130)           20,612         (96,014)
NET ASSETS:
   Beginning of year..............           79,062           82,192          315,415          411,429
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $        47,518  $        79,062  $       336,027  $       315,415
                                    ===============  ===============  ===============  ===============

                                                                              MORGAN STANLEY VIS
                                     MORGAN STANLEY VIS INCOME PLUS            MULTI CAP GROWTH
                                                DIVISION                           DIVISION
                                    --------------------------------  ---------------------------------
                                          2017             2016             2017             2016
                                    ---------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         1,246  $         2,277  $       (6,025)   $       (5,619)
   Net realized gains (losses)....               72            2,297           85,211            85,285
   Change in unrealized gains
     (losses) on investments......            1,750            1,264          176,736         (113,733)
                                    ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            3,068            5,838          255,922          (34,067)
                                    ---------------  ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           16,794           20,594          258,582           256,092
   Net transfers (including fixed
     account).....................         (15,785)         (17,769)            2,829            35,779
   Policy charges.................         (22,204)         (33,764)        (291,019)         (331,943)
   Transfers for Policy benefits
     and terminations.............               --         (12,308)         (31,903)         (137,866)
                                    ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (21,195)         (43,247)         (61,511)         (177,938)
                                    ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets.............         (18,127)         (37,409)          194,411         (212,005)
NET ASSETS:
   Beginning of year..............           67,173          104,582          571,255           783,260
                                    ---------------  ---------------  ---------------   ---------------
   End of year....................  $        49,046  $        67,173  $       765,666   $       571,255
                                    ===============  ===============  ===============   ===============


                                       PUTNAM VT DIVERSIFIED INCOME         PUTNAM VT EQUITY INCOME
                                                 DIVISION                          DIVISION
                                    ---------------------------------  ---------------------------------
                                          2017              2016            2017              2016
                                    ----------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          9,835  $        11,827  $        88,614  $         89,516
   Net realized gains (losses)....           (5,694)          (1,215)          686,040           330,890
   Change in unrealized gains
     (losses) on investments......             7,451          (1,741)          527,405           442,489
                                    ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            11,592            8,871        1,302,059           862,895
                                    ----------------  ---------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........             9,532            7,841        1,458,589         1,517,057
   Net transfers (including fixed
     account).....................          (22,853)               --          151,036         (125,665)
   Policy charges.................           (7,221)          (6,808)      (1,188,245)       (1,146,974)
   Transfers for Policy benefits
     and terminations.............             (401)            (304)        (871,485)         (237,738)
                                    ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (20,943)              729        (450,105)             6,680
                                    ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.............           (9,351)            9,600          851,954           869,575
NET ASSETS:
   Beginning of year..............           186,569          176,969        7,404,755         6,535,180
                                    ----------------  ---------------  ---------------  ----------------
   End of year....................  $        177,218  $       186,569  $     8,256,709  $      7,404,755
                                    ================  ===============  ===============  ================

                                                PUTNAM VT
                                         GLOBAL ASSET ALLOCATION
                                                DIVISION
                                    ---------------------------------
                                          2017             2016
                                    ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         3,790  $          5,310
   Net realized gains (losses)....           17,340            28,388
   Change in unrealized gains
     (losses) on investments......           33,884          (11,444)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           55,014            22,254
                                    ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           23,948            26,211
   Net transfers (including fixed
     account).....................               --             1,207
   Policy charges.................         (36,620)          (34,553)
   Transfers for Policy benefits
     and terminations.............          (6,010)             (359)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (18,682)           (7,494)
                                    ---------------  ----------------
     Net increase (decrease)
        in net assets.............           36,332            14,760
NET ASSETS:
   Beginning of year..............          380,689           365,929
                                    ---------------  ----------------
   End of year....................  $       417,021  $        380,689
                                    ===============  ================

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016



                                         PUTNAM VT GLOBAL EQUITY         PUTNAM VT GLOBAL UTILITIES
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017            2016              2017            2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         2,769  $         1,887  $           577  $           137
   Net realized gains (losses)....           14,573           12,361              903            1,031
   Change in unrealized gains
     (losses) on investments......           63,556         (12,280)            2,847          (1,494)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           80,898            1,968            4,327            (326)
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           48,664           49,030            5,891            5,697
   Net transfers (including fixed
     account).....................          (3,498)          (5,650)          (6,001)            4,899
   Policy charges.................         (48,937)         (44,817)          (5,205)          (5,006)
   Transfers for Policy benefits
     and terminations.............         (15,108)         (14,267)              (7)              (3)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (18,879)         (15,704)          (5,322)            5,587
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           62,019         (13,736)            (995)            5,261
NET ASSETS:
   Beginning of year..............          300,254          313,990           21,386           16,125
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       362,273  $       300,254  $        20,391  $        21,386
                                    ===============  ===============  ===============  ===============

                                                PUTNAM VT
                                         GOVERNMENT MONEY MARKET       PUTNAM VT GROWTH OPPORTUNITIES
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017             2016            2017            2016 (b)
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         (267)  $         (991)  $      (49,131)  $       (6,218)
   Net realized gains (losses)....               --               --          256,867            (123)
   Change in unrealized gains
     (losses) on investments......               --               --        1,906,817           49,758
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            (267)            (991)        2,114,553           43,417
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........          179,714          183,719        1,471,745          239,888
   Net transfers (including fixed
     account).....................           68,134           13,142           29,178        7,137,372
   Policy charges.................        (188,789)        (201,165)      (1,238,012)        (196,251)
   Transfers for Policy benefits
     and terminations.............               --          (8,424)        (594,657)         (53,323)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           59,059         (12,728)        (331,746)        7,127,686
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           58,792         (13,719)        1,782,807        7,171,103
NET ASSETS:
   Beginning of year..............          120,335          134,054        7,171,103               --
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       179,127  $       120,335  $     8,953,910  $     7,171,103
                                    ===============  ===============  ===============  ===============


                                          PUTNAM VT HIGH YIELD                PUTNAM VT INCOME
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                          2017             2016            2017             2016
                                    ---------------   --------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       423,405   $      432,276  $       338,084  $       338,710
   Net realized gains (losses)....         (21,271)        (103,386)         (69,797)         (68,489)
   Change in unrealized gains
     (losses) on investments......          104,214          712,275          177,983        (136,403)
                                    ---------------   --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          506,348        1,041,165          446,270          133,818
                                    ---------------   --------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........        2,296,328        2,120,605        1,828,751        1,929,828
   Net transfers (including fixed
     account).....................        (240,092)        (183,669)         (83,818)         (59,581)
   Policy charges.................      (1,676,672)      (1,615,158)      (1,430,621)      (1,471,869)
   Transfers for Policy benefits
     and terminations.............        (769,689)        (635,373)        (546,520)        (559,676)
                                    ---------------   --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..        (390,125)        (313,595)        (232,208)        (161,298)
                                    ---------------   --------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          116,223          727,570          214,062         (27,480)
NET ASSETS:
   Beginning of year..............        8,012,855        7,285,285        8,751,234        8,778,714
                                    ---------------   --------------  ---------------  ---------------
   End of year....................  $     8,129,078   $    8,012,855  $     8,965,296  $     8,751,234
                                    ===============   ==============  ===============  ===============


                                     PUTNAM VT INTERNATIONAL EQUITY
                                                DIVISION
                                    --------------------------------
                                          2017             2016
                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         3,717  $         6,119
   Net realized gains (losses)....            7,630          (1,760)
   Change in unrealized gains
     (losses) on investments......           41,127         (10,503)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           52,474          (6,144)
                                    ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           40,249           51,266
   Net transfers (including fixed
     account).....................              349          (9,951)
   Policy charges.................         (42,159)         (41,671)
   Transfers for Policy benefits
     and terminations.............         (13,533)          (4,521)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (15,094)          (4,877)
                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............           37,380         (11,021)
NET ASSETS:
   Beginning of year..............          205,480          216,501
                                    ---------------  ---------------
   End of year....................  $       242,860  $       205,480
                                    ===============  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016



                                    PUTNAM VT INTERNATIONAL GROWTH      PUTNAM VT INTERNATIONAL VALUE
                                               DIVISION                           DIVISION
                                    --------------------------------  --------------------------------
                                         2017              2016             2017            2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           485  $           390  $           495  $         1,099
   Net realized gains (losses)....            1,264              955            1,286          (2,455)
   Change in unrealized gains
     (losses) on investments......           26,013          (7,516)            6,373            1,386
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           27,762          (6,171)            8,154               30
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........           17,938           15,087            7,546            6,486
   Net transfers (including fixed
     account).....................               --          (2,028)         (18,773)          (1,059)
   Policy charges.................         (12,920)         (13,225)          (7,028)          (6,670)
   Transfers for Policy benefits
     and terminations.............            (466)          (1,569)            (878)         (20,026)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..            4,552          (1,735)         (19,133)         (21,269)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............           32,314          (7,906)         (10,979)         (21,239)
NET ASSETS:
   Beginning of year..............           79,380           87,286           39,671           60,910
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       111,694  $        79,380  $        28,692  $        39,671
                                    ===============  ===============  ===============  ===============


                                           PUTNAM VT INVESTORS           PUTNAM VT MULTI-CAP GROWTH
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2017             2016             2017              2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         (168)  $           252  $         9,086  $        21,909
   Net realized gains (losses)....            2,753            2,059        1,212,783        1,360,173
   Change in unrealized gains
     (losses) on investments......           17,599            1,441        1,551,022        (717,728)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........           20,184            3,752        2,772,891          664,354
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........            7,027            6,635        1,987,695        2,042,657
   Net transfers (including fixed
     account).....................           85,426          (1,708)           37,018        (306,613)
   Policy charges.................          (5,116)          (4,348)      (1,605,159)      (1,582,112)
   Transfers for Policy benefits
     and terminations.............               --              (2)        (815,692)        (985,426)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..           87,337              577        (396,138)        (831,494)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............          107,521            4,329        2,376,753        (167,140)
NET ASSETS:
   Beginning of year..............           38,398           34,069        9,836,449       10,003,589
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $       145,919  $        38,398  $    12,213,202  $     9,836,449
                                    ===============  ===============  ===============  ===============


                                     T. ROWE PRICE ES EQUITY INCOME    T. ROWE PRICE ES MID-CAP GROWTH
                                                DIVISION                          DIVISION
                                    --------------------------------  --------------------------------
                                         2017              2016            2017              2016
                                    ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           450  $           662  $       (3,500)  $       (2,582)
   Net realized gains (losses)....            6,157            5,613           68,661           25,286
   Change in unrealized gains
     (losses) on investments......            (273)              790           32,616          (3,230)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........            6,334            7,065           97,777           19,474
                                    ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........            8,443            8,297          173,128          123,501
   Net transfers (including fixed
     account).....................               --               --            1,601            (710)
   Policy charges.................          (9,704)          (9,235)        (105,316)         (75,585)
   Transfers for Policy benefits
     and terminations.............          (3,896)          (1,341)         (41,405)         (14,542)
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..          (5,157)          (2,279)           28,008           32,664
                                    ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets.............            1,177            4,786          125,785           52,138
NET ASSETS:
   Beginning of year..............           45,894           41,108          382,406          330,268
                                    ---------------  ---------------  ---------------  ---------------
   End of year....................  $        47,071  $        45,894  $       508,191  $       382,406
                                    ===============  ===============  ===============  ===============

                                             T. ROWE PRICE ES
                                            NEW AMERICA GROWTH
                                                 DIVISION
                                    ---------------------------------
                                          2017             2016
                                    ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       (86,615)  $      (80,674)
   Net realized gains (losses)....         1,772,724          619,711
   Change in unrealized gains
     (losses) on investments......         2,109,575        (491,598)
                                    ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         3,795,684           47,439
                                    ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners...........         3,403,744        3,207,663
   Net transfers (including fixed
     account).....................            82,821        (618,089)
   Policy charges.................       (2,599,771)      (2,421,490)
   Transfers for Policy benefits
     and terminations.............       (1,122,268)      (1,002,807)
                                    ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions..         (235,474)        (834,723)
                                    ----------------  ---------------
     Net increase (decrease)
        in net assets.............         3,560,210        (787,284)
NET ASSETS:
   Beginning of year..............        11,481,242       12,268,526
                                    ----------------  ---------------
   End of year....................  $     15,041,452  $    11,481,242
                                    ================  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT B
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016


                                                                         T. ROWE PRICE ES                   T. ROWE PRICE FIS
                                                                    PERSONAL STRATEGY BALANCED              LIMITED-TERM BOND
                                                                             DIVISION                           DIVISION
                                                                 --------------------------------  ---------------------------------
                                                                      2017              2016             2017             2016
                                                                 ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)................................  $       189,434  $       206,915  $         55,508  $        46,057
   Net realized gains (losses).................................        1,551,293          575,646          (38,204)         (22,981)
   Change in unrealized gains
     (losses) on investments...................................        1,962,398          473,033             5,043           20,644
                                                                 ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations........................................        3,703,125        1,255,594            22,347           43,720
                                                                 ---------------  ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from Policy owners........................................        4,831,557        4,862,496         2,824,494        2,828,246
   Net transfers (including fixed
     account)..................................................          (5,516)        (307,096)            84,915          420,957
   Policy charges..............................................      (3,959,965)      (3,970,216)       (2,332,282)      (2,329,805)
   Transfers for Policy benefits
     and terminations..........................................      (1,896,299)      (2,105,891)         (943,092)        (581,176)
                                                                 ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from Policy transactions...............................      (1,030,223)      (1,520,707)         (365,965)          338,222
                                                                 ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets..........................................        2,672,902        (265,113)         (343,618)          381,942
NET ASSETS:
   Beginning of year...........................................       22,803,152       23,068,265         7,839,066        7,457,124
                                                                 ---------------  ---------------  ----------------  ---------------
   End of year.................................................  $    25,476,054  $    22,803,152  $      7,495,448  $     7,839,066
                                                                 ===============  ===============  ================  ===============

(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.


 The accompanying notes are an integral part of these financial statements.

                   PARAGON SEPARATE ACCOUNT B
             OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


Paragon Separate Account B (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on January 4, 1993 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable             MFS Variable Insurance Trust II ("MFS VIT II")
   Insurance Funds) ("Invesco V.I.")                       Morgan Stanley Variable Insurance Fund, Inc.
American Funds Insurance Series ("American Funds")           ("Morgan Stanley VIF")
Brighthouse Funds Trust I ("BHFTI")                        Morgan Stanley Variable Investment Series ("Morgan
Brighthouse Funds Trust II ("BHFTII")                        Stanley VIS")
Deutsche Variable Series I ("Deutsche I")                  Putnam Variable Trust ("Putnam VT")
Deutsche Variable Series II ("Deutsche II")                T. Rowe Price Equity Series, Inc. ("T. Rowe Price ES")
Fidelity Variable Insurance Products ("Fidelity VIP")      T. Rowe Price Fixed Income Series, Inc. ("T. Rowe
MFS Variable Insurance Trust ("MFS VIT")                     Price FIS")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.


2.  LIST OF DIVISIONS


A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of December 31, 2017:

American Funds New World Division                        BHFTII MFS II Value Division
American Funds U.S. Government/AAA-Rated                 BHFTII Western Asset Management Strategic Bond
   Securities Division                                     Opportunities Division
BHFTI Brighthouse/Aberdeen Emerging Markets              Deutsche I Bond VIP Division
   Equity Division                                       Deutsche I Capital Growth VIP Division
BHFTI Brighthouse/Wellington Large Cap Research          Deutsche I Core Equity VIP Division
   Division                                              Deutsche I CROCI International VIP Division
BHFTI ClearBridge Aggressive Growth Division             Deutsche I Global Small Cap VIP Division
BHFTI Oppenheimer Global Equity Division                 Deutsche II Global Income Builder VIP Division
BHFTII BlackRock Capital Appreciation Division           Deutsche II Government Money Market VIP Division
BHFTII BlackRock Ultra-Short Term Bond Division          Deutsche II Small Mid Cap Growth VIP Division
BHFTII MetLife Aggregate Bond Index Division             Fidelity VIP Asset Manager Division
BHFTII MetLife Mid Cap Stock Index Division              Fidelity VIP Asset Manager: Growth Division
BHFTII MetLife MSCI EAFE Index Division                  Fidelity VIP Contrafund Division
BHFTII MetLife Russell 2000 Index Division               Fidelity VIP Equity-Income Division
BHFTII MetLife Stock Index Division                      Fidelity VIP Freedom 2010 Division
BHFTII MFS Total Return Division                         Fidelity VIP Freedom 2020 Division
BHFTII MFS Value Division                                Fidelity VIP Freedom 2030 Division

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF DIVISIONS -- (CONCLUDED)


Fidelity VIP Freedom 2040 Division                         MFS VIT II Strategic Income Division
Fidelity VIP Freedom 2050 Division                         MFS VIT II U.S. Government Money Market Division
Fidelity VIP Government Money Market Division              Morgan Stanley VIF Global Infrastructure Division
Fidelity VIP Growth Division                               Morgan Stanley VIF Global Strategist Division
Fidelity VIP High Income Division                          Morgan Stanley VIS European Equity Division
Fidelity VIP Index 500 Division                            Morgan Stanley VIS Income Plus Division
Fidelity VIP Investment Grade Bond Division                Morgan Stanley VIS Multi Cap Growth Division
Fidelity VIP Mid Cap Division                              Putnam VT Diversified Income Division
Fidelity VIP Overseas Division                             Putnam VT Equity Income Division
Fidelity VIP Real Estate Division                          Putnam VT Global Asset Allocation Division
Fidelity VIP Value Division                                Putnam VT Global Equity Division
Invesco V.I. Diversified Dividend Division                 Putnam VT Global Utilities Division
Invesco V.I. Equity and Income Division                    Putnam VT Government Money Market Division
Invesco V.I. Global Core Equity Division                   Putnam VT Growth Opportunities Division
Invesco V.I. High Yield Division                           Putnam VT High Yield Division
MFS VIT Global Equity Division                             Putnam VT Income Division
MFS VIT Growth Division                                    Putnam VT International Equity Division
MFS VIT Investors Trust Division                           Putnam VT International Growth Division
MFS VIT Mid Cap Growth Division                            Putnam VT International Value Division
MFS VIT New Discovery Division                             Putnam VT Investors Division
MFS VIT Research Division                                  Putnam VT Multi-Cap Growth Division
MFS VIT Total Return Bond Division                         T. Rowe Price ES Equity Income Division
MFS VIT Total Return Division                              T. Rowe Price ES Mid-Cap Growth Division
MFS VIT Utilities Division                                 T. Rowe Price ES New America Growth Division
MFS VIT Value Division                                     T. Rowe Price ES Personal Strategy Balanced Division
MFS VIT II Core Equity Division                            T. Rowe Price FIS Limited-Term Bond Division
MFS VIT II High Yield Division
MFS VIT II Massachusetts Investors Growth Stock
   Division

B. The following Divisions had no net assets as of December 31, 2017:

American Funds Asset Allocation Division                 American Funds High-Income Bond Division
American Funds Bond Division                             American Funds International Division
American Funds Global Growth Division                    American Funds Ultra-Short Bond Division
American Funds Global Small Capitalization Division      Fidelity VIP Balanced Division
American Funds Growth Division                           Fidelity VIP Growth & Income Division
American Funds Growth-Income Division                    Fidelity VIP Growth Opportunities Division

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3.  PORTFOLIO CHANGES


The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2017:

The following Division ceased operations during the year ended December 31, 2017:

Putnam VT Growth and Income Division

TRUST NAME CHANGES:

Former Trust                                                New Trust

Met Investors Series Trust (MIST)                           Brighthouse Funds Trust I (BHFTI)
Metropolitan Series Fund (MSF)                              Brighthouse Funds Trust II (BHFTII)
The Universal Institutional Funds, Inc.                     Morgan Stanley Variable Insurance Fund, Inc.

NAME CHANGES:

Former Name                                             New Name

(BHFTII) BlackRock Large Cap Value Portfolio            (BHFTII) MFS Value II Portfolio
(MIST) Met/Aberdeen Emerging Markets Equity             (BHFTI) Brighthouse/Aberdeen Emerging Markets
   Portfolio                                              Equity Portfolio
(MIST) Met/Wellington Large Cap Research Portfolio      (BHFTI) Brighthouse/Wellington Large Cap Research
                                                          Portfolio
(MSF) Barclays Aggregate Bond Index Portfolio           (BHFTII) MetLife Aggregate Bond Index Portfolio
(MSF) MSCI EAFE Index Portfolio                         (BHFTII) MetLife MSCI EAFE Index Portfolio
(MSF) Russell 2000 Index Portfolio                      (BHFTII) MetLife Russell 2000 Index Portfolio

MERGER:

Former Name                                        New Name

Putnam VT Growth and Income Fund                   Putnam VT Equity Income Fund

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ACCOUNTING STANDARDS CODIFICATION TOPIC 946, INVESTMENT COMPANIES.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
A Division's investment in shares of a fund, portfolio or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.


NET TRANSFERS
Funds transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES


The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

      The table below represents the range of effective annual rates for the charge for the year ended December 31, 2017:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.00% - 0.90%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy. The range of the effective rate disclosed above excludes any waivers granted to certain Divisions.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a Policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a Policy year. An administrative charge of up to $6.50 is assessed per month per Policy. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2017 and 2016.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                           FOR THE YEAR ENDED
                                                                     AS OF DECEMBER 31, 2017                DECEMBER 31, 2017
                                                                 -------------------------------    --------------------------------
                                                                                                        COST OF          PROCEEDS
                                                                    SHARES           COST ($)        PURCHASES ($)    FROM SALES ($)
                                                                 -------------     -------------    --------------    --------------
     American Funds New World Division.........................        129,203         2,803,487           854,036           716,041
     American Funds U.S. Government/AAA-Rated Securities
        Division...............................................         99,158         1,226,553           555,971           407,671
     BHFTI Brighthouse/Aberdeen Emerging Markets Equity
        Division...............................................        639,871         6,091,016         1,343,859         1,379,674
     BHFTI Brighthouse/Wellington Large Cap Research
        Division...............................................        158,213         2,090,910           756,924           489,937
     BHFTI ClearBridge Aggressive Growth Division..............        134,254         2,074,709           605,911           449,210
     BHFTI Oppenheimer Global Equity Division..................        537,703        10,211,097         2,558,881         1,511,607
     BHFTII BlackRock Capital Appreciation Division............         97,922         3,471,497           864,051           611,213
     BHFTII BlackRock Ultra-Short Term Bond Division...........         50,318         5,053,200         6,021,364         5,635,601
     BHFTII MetLife Aggregate Bond Index Division..............        535,569         5,885,348         5,732,198         4,701,257
     BHFTII MetLife Mid Cap Stock Index Division...............      1,499,333        27,241,163        30,793,918        26,628,862
     BHFTII MetLife MSCI EAFE Index Division...................        434,107         5,842,867         5,932,546         4,798,673
     BHFTII MetLife Russell 2000 Index Division................      1,779,256        29,403,709         6,230,753         4,335,108
     BHFTII MetLife Stock Index Division.......................        980,780        47,774,892        54,695,825        50,117,242
     BHFTII MFS Total Return Division..........................        108,656        18,314,695        21,954,195        19,570,007
     BHFTII MFS Value Division.................................        100,806         1,558,151           507,940           361,809
     BHFTII MFS Value II Division..............................        275,398         2,535,561           708,671           382,128
     BHFTII Western Asset Management Strategic Bond
        Opportunities Division.................................         94,464         1,250,569           428,600           351,814
     Deutsche I Bond VIP Division..............................         34,458           194,203           205,276           210,887
     Deutsche I Capital Growth VIP Division....................         32,892           822,765           255,436           393,055
     Deutsche I Core Equity VIP Division.......................         56,222           639,558           232,024           310,906
     Deutsche I CROCI International VIP Division...............      1,428,549        11,449,150         1,844,786         1,660,218
     Deutsche I Global Small Cap VIP Division..................         34,220           441,088            85,168           107,910
     Deutsche II Global Income Builder VIP Division............         18,657           434,898            90,393           249,172
     Deutsche II Government Money Market VIP Division..........     17,558,263        17,558,263        13,391,031        13,428,138
     Deutsche II Small Mid Cap Growth VIP Division.............         12,951           231,871            46,060           102,261
     Fidelity VIP Asset Manager Division.......................          4,448            68,145            56,963            43,480
     Fidelity VIP Asset Manager: Growth Division...............         11,424           207,084            99,173            58,473
     Fidelity VIP Contrafund Division..........................      1,482,133        42,436,092         6,419,021         6,875,248
     Fidelity VIP Equity-Income Division.......................      1,183,007        25,111,547         3,087,536         4,283,275
     Fidelity VIP Freedom 2010 Division........................        203,634         2,499,763         1,558,777           953,767
     Fidelity VIP Freedom 2020 Division........................        490,894         6,074,591         1,814,983           863,124
     Fidelity VIP Freedom 2030 Division........................        687,036         8,422,255         2,111,337         1,064,046
     Fidelity VIP Freedom 2040 Division........................        183,308         3,336,358         1,063,637           388,877
     Fidelity VIP Freedom 2050 Division........................         78,871         1,322,773           460,092           333,183
     Fidelity VIP Government Money Market Division.............      1,513,988         1,513,988         2,639,910         2,370,923
     Fidelity VIP Growth Division..............................        459,784        21,833,510         5,284,222         5,201,410
     Fidelity VIP High Income Division.........................         59,077           327,970           122,110           165,318
     Fidelity VIP Index 500 Division...........................        244,363        39,917,375         5,846,878         8,327,517
     Fidelity VIP Investment Grade Bond Division...............         94,058         1,208,546           369,855           348,951
     Fidelity VIP Mid Cap Division.............................        234,465         7,636,921         1,484,377         1,267,936
     Fidelity VIP Overseas Division............................         26,746           492,822           103,673           143,516
     Fidelity VIP Real Estate Division.........................         49,364           876,186           205,298           209,364
     Fidelity VIP Value Division...............................         27,507           379,805            82,821            52,709
     Invesco V.I. Diversified Dividend Division................         24,182           528,236           286,114           509,605
     Invesco V.I. Equity and Income Division...................          4,287            75,750            46,409            37,409
     Invesco V.I. Global Core Equity Division..................         36,596           337,656           207,612           137,895
     Invesco V.I. High Yield Division..........................          8,024            44,504            16,279            17,078
     MFS VIT Global Equity Division............................        500,583         8,214,816         1,642,204         1,711,384
     MFS VIT Growth Division...................................        390,711        11,999,672         2,258,061         2,549,746
     MFS VIT Investors Trust Division..........................          3,511            91,380            23,916            24,425

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                          FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2017             DECEMBER 31, 2017
                                                                   ------------------------------   -------------------------------
                                                                                                        COST OF         PROCEEDS
                                                                      SHARES           COST ($)      PURCHASES ($)   FROM SALES ($)
                                                                   -------------    -------------   --------------   --------------
     MFS VIT Mid Cap Growth Division.............................         14,581          115,518          25,836            10,725
     MFS VIT New Discovery Division..............................         12,113          196,061          31,314            31,770
     MFS VIT Research Division...................................          4,408          117,499          54,813            46,544
     MFS VIT Total Return Bond Division..........................        497,695        6,764,434       2,413,065           934,241
     MFS VIT Total Return Division...............................         18,243          395,026          80,461            65,420
     MFS VIT Utilities Division..................................          4,419          126,494          24,631            15,986
     MFS VIT Value Division......................................         13,704          210,639          34,837            28,420
     MFS VIT II Core Equity Division.............................          4,638          105,975          39,697            31,533
     MFS VIT II High Yield Division..............................          1,843           10,762           8,646             8,725
     MFS VIT II Massachusetts Investors Growth Stock Division....         13,303          230,123          34,295            30,707
     MFS VIT II Strategic Income Division........................            219            2,162           2,547             2,988
     MFS VIT II U.S. Government Money Market Division............      1,977,868        1,977,868       1,169,437           209,783
     Morgan Stanley VIF Global Infrastructure Division...........         10,682           86,527          48,030           108,762
     Morgan Stanley VIF Global Strategist Division...............          4,260           44,101          44,600            83,260
     Morgan Stanley VIS European Equity Division.................         18,444          321,517          50,208            88,076
     Morgan Stanley VIS Income Plus Division.....................          4,261           48,555          15,974            35,954
     Morgan Stanley VIS Multi Cap Growth Division................         14,008          652,115         281,545           284,535
     Putnam VT Diversified Income Division.......................         28,914          206,193          16,038            27,126
     Putnam VT Equity Income Division............................        306,485        5,222,943       1,261,425         1,394,692
     Putnam VT Global Asset Allocation Division..................         22,990          357,541          37,649            38,767
     Putnam VT Global Equity Division............................         18,559          250,135          44,016            60,151
     Putnam VT Global Utilities Division.........................          1,683           20,369           6,401             9,696
     Putnam VT Government Money Market Division..................        179,131          179,131         209,469           150,702
     Putnam VT Growth Opportunities Division.....................        883,031        6,997,359         946,132         1,223,982
     Putnam VT High Yield Division...............................      1,241,088        8,136,603       1,565,645         1,532,521
     Putnam VT Income Division...................................        805,510        9,294,412       1,513,785         1,408,066
     Putnam VT International Equity Division.....................         15,742          205,573          61,409            72,791
     Putnam VT International Growth Division.....................          4,752           81,357          12,636             7,617
     Putnam VT International Value Division......................          2,450           25,243           5,901            24,555
     Putnam VT Investors Division................................          7,091          118,341          92,473             3,085
     Putnam VT Multi-Cap Growth Division.........................        307,483        8,073,694       1,902,189         1,535,344
     T. Rowe Price ES Equity Income Division.....................          1,609           41,986          11,920            12,292
     T. Rowe Price ES Mid-Cap Growth Division....................         17,991          475,900         167,067            84,565
     T. Rowe Price ES New America Growth Division................        527,215       12,748,538       3,047,250         1,919,078
     T. Rowe Price ES Personal Strategy Balanced Division........      1,207,970       22,984,591       3,615,026         3,216,608
     T. Rowe Price FIS Limited-Term Bond Division................      1,555,072        7,647,130       1,833,346         2,143,939

This page is intentionally left blank.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016:


                                                                          AMERICAN FUNDS               BHFTI BRIGHTHOUSE/
                                                                         U.S. GOVERNMENT/               ABERDEEN EMERGING
                                     AMERICAN FUNDS NEW WORLD          AAA-RATED SECURITIES              MARKETS EQUITY
                                             DIVISION                        DIVISION                       DIVISION
                                   -----------------------------  ------------------------------  -----------------------------
                                        2017            2016           2017            2016            2017           2016
                                   --------------  -------------   -------------  --------------  -------------  --------------

Units beginning of year..........         143,589        134,693          87,542          76,549        620,312         288,223
Units issued and transferred
   from other funding options....         129,403        135,459         136,526         120,819        580,111         531,252
Units redeemed and transferred
   to other funding options......       (123,451)      (126,563)       (125,122)       (109,826)      (585,123)       (199,163)
                                   --------------  -------------   -------------  --------------  -------------  --------------
Units end of year................         149,541        143,589          98,946          87,542        615,300         620,312
                                   ==============  =============   =============  ==============  =============  ==============


                                        BHFTI BRIGHTHOUSE/
                                       WELLINGTON LARGE CAP             BHFTI CLEARBRIDGE               BHFTI OPPENHEIMER
                                             RESEARCH                   AGGRESSIVE GROWTH                 GLOBAL EQUITY
                                             DIVISION                       DIVISION                        DIVISION
                                   -----------------------------  ------------------------------  -----------------------------
                                        2017           2016            2017            2016           2017            2016
                                   --------------  -------------  --------------  --------------  -------------  --------------

Units beginning of year..........          73,342         59,702          84,977          76,441        457,748          75,429
Units issued and transferred
   from other funding options....          78,300         78,837          77,832          80,118        596,338         553,711
Units redeemed and transferred
   to other funding options......        (72,185)       (65,197)        (71,797)        (71,582)      (552,827)       (171,392)
                                   --------------  -------------  --------------  --------------  -------------  --------------
Units end of year................          79,457         73,342          91,012          84,977        501,259         457,748
                                   ==============  =============  ==============  ==============  =============  ==============

                                         BHFTII BLACKROCK                BHFTII BLACKROCK                BHFTII METLIFE
                                       CAPITAL APPRECIATION            ULTRA-SHORT TERM BOND          AGGREGATE BOND INDEX
                                             DIVISION                        DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  -----------------------------
                                        2017            2016           2017            2016            2017           2016
                                   --------------  --------------  -------------  --------------  --------------  -------------

Units beginning of year..........         122,924         106,797        487,429         472,776         382,546         85,339
Units issued and transferred
   from other funding options....         101,111         108,469      3,184,781       3,098,378         532,964        442,459
Units redeemed and transferred
   to other funding options......        (94,562)        (92,342)    (3,142,409)     (3,083,725)       (461,617)      (145,252)
                                   --------------  --------------  -------------  --------------  --------------  -------------
Units end of year................         129,473         122,924        529,801         487,429         453,893        382,546
                                   ==============  ==============  =============  ==============  ==============  =============


                                          BHFTII METLIFE                   BHFTII METLIFE                 BHFTII METLIFE
                                        MID CAP STOCK INDEX                MSCI EAFE INDEX              RUSSELL 2000 INDEX
                                             DIVISION                         DIVISION                       DIVISION
                                   ------------------------------  ------------------------------  -----------------------------
                                        2017            2016            2017            2016            2017           2016
                                   --------------  --------------   -------------  --------------  --------------  -------------

Units beginning of year..........         773,902         102,409         253,549          52,026       1,100,058        826,430
Units issued and transferred
   from other funding options....       1,020,119         848,302         347,391         272,208         699,557        603,119
Units redeemed and transferred
   to other funding options......       (950,270)       (176,809)       (292,450)        (70,685)       (690,226)      (329,491)
                                   --------------  --------------   -------------  --------------  --------------  -------------
Units end of year................         843,751         773,902         308,490         253,549       1,109,389      1,100,058
                                   ==============  ==============   =============  ==============  ==============  =============



                                   BHFTII METLIFE STOCK INDEX        BHFTII MFS TOTAL RETURN           BHFTII MFS VALUE
                                            DIVISION                        DIVISION                       DIVISION
                                 ------------------------------  ------------------------------  -----------------------------
                                      2017            2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  -------------

Units beginning of year........       1,450,133          76,968         803,619          77,726          51,920         41,738
Units issued and transferred
   from other funding options..       1,915,582       1,696,890       1,075,383         847,929          46,426         42,879
Units redeemed and transferred
   to other funding options....     (1,821,254)       (323,725)     (1,021,985)       (122,036)        (45,215)       (32,697)
                                 --------------  --------------  --------------  --------------  --------------  -------------
Units end of year..............       1,544,461       1,450,133         857,017         803,619          53,131         51,920
                                 ==============  ==============  ==============  ==============  ==============  =============


                                                                     BHFTII WESTERN ASSET
                                                                     MANAGEMENT STRATEGIC
                                       BHFTII MFS VALUE II            BOND OPPORTUNITIES              DEUTSCHE I BOND VIP
                                            DIVISION                       DIVISION                        DIVISION
                                 ------------------------------  ------------------------------  -----------------------------
                                      2017            2016            2017          2016 (a)          2017           2016
                                 --------------  --------------  --------------  --------------  --------------  -------------

Units beginning of year........          89,627          79,052         114,459              --          12,886         16,077
Units issued and transferred
   from other funding options..          87,869          84,264         137,251         202,964          13,278         16,573
Units redeemed and transferred
   to other funding options....        (76,154)        (73,689)       (134,135)        (88,505)        (13,735)       (19,764)
                                 --------------  --------------  --------------  --------------  --------------  -------------
Units end of year..............         101,342          89,627         117,575         114,459          12,429         12,886
                                 ==============  ==============  ==============  ==============  ==============  =============

                                      DEUTSCHE I CAPITAL                                                DEUTSCHE I CROCI
                                          GROWTH VIP               DEUTSCHE I CORE EQUITY VIP           INTERNATIONAL VIP
                                           DIVISION                         DIVISION                        DIVISION
                                 ------------------------------  -------------------------------  ------------------------------
                                      2017            2016            2017             2016            2017            2016
                                 --------------  --------------  --------------  ---------------  --------------  --------------

Units beginning of year........          15,653          19,391          29,004           30,380         516,425         519,946
Units issued and transferred
   from other funding options..           2,767           4,588           6,098            8,447         137,953         160,824
Units redeemed and transferred
   to other funding options....         (5,740)         (8,326)        (10,553)          (9,823)       (160,381)       (164,345)
                                 --------------  --------------  --------------  ---------------  --------------  --------------
Units end of year..............          12,680          15,653          24,549           29,004         493,997         516,425
                                 ==============  ==============  ==============  ===============  ==============  ==============


                                        DEUTSCHE I GLOBAL              DEUTSCHE II GLOBAL             DEUTSCHE II GOVERNMENT
                                          SMALL CAP VIP                INCOME BUILDER VIP                MONEY MARKET VIP
                                            DIVISION                        DIVISION                         DIVISION
                                 ------------------------------  -------------------------------  ------------------------------
                                      2017            2016            2017             2016            2017            2016
                                 --------------  --------------  ---------------  --------------  --------------  --------------

Units beginning of year........          16,924          21,262           17,154          17,452      17,407,325      19,058,792
Units issued and transferred
   from other funding options..           2,011           3,449            2,265           2,577      58,200,506      58,809,911
Units redeemed and transferred
   to other funding options....         (4,107)         (7,787)          (6,864)         (2,875)    (58,180,691)    (60,461,378)
                                 --------------  --------------  ---------------  --------------  --------------  --------------
Units end of year..............          14,828          16,924           12,555          17,154      17,427,140      17,407,325
                                 ==============  ==============  ===============  ==============  ==============  ==============


(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016:


                                         DEUTSCHE II SMALL                                                   FIDELITY VIP
                                        MID CAP GROWTH VIP           FIDELITY VIP ASSET MANAGER          ASSET MANAGER: GROWTH
                                             DIVISION                         DIVISION                         DIVISION
                                 --------------------------------  -------------------------------  -------------------------------
                                      2017              2016            2017             2016            2017            2016
                                 ---------------  ---------------  --------------  ---------------  --------------  ---------------

Units beginning of year........           13,178           11,712           3,389            2,910          10,630            9,858
Units issued and transferred
   from other funding options..            1,424            5,422           8,164            8,786          10,376            9,354
Units redeemed and transferred
   to other funding options....          (4,296)          (3,956)         (7,816)          (8,307)         (9,578)          (8,582)
                                 ---------------  ---------------  --------------  ---------------  --------------  ---------------
Units end of year..............           10,306           13,178           3,737            3,389          11,428           10,630
                                 ===============  ===============  ==============  ===============  ==============  ===============



                                     FIDELITY VIP CONTRAFUND        FIDELITY VIP EQUITY-INCOME        FIDELITY VIP FREEDOM 2010
                                            DIVISION                         DIVISION                         DIVISION
                                 -------------------------------  -------------------------------  -------------------------------
                                       2017            2016             2017            2016            2017             2016
                                  --------------  --------------  ---------------  --------------  ---------------  --------------

Units beginning of year........          634,679         691,778          421,740         448,918          137,180         127,895
Units issued and transferred
   from other funding options..          113,549         135,479           91,653          99,809          113,828          43,595
Units redeemed and transferred
   to other funding options....        (152,363)       (192,578)        (121,600)       (126,987)         (78,823)        (34,310)
                                  --------------  --------------  ---------------  --------------  ---------------  --------------
Units end of year..............          595,865         634,679          391,793         421,740          172,185         137,180
                                  ==============  ==============  ===============  ==============  ===============  ==============


                                    FIDELITY VIP FREEDOM 2020        FIDELITY VIP FREEDOM 2030       FIDELITY VIP FREEDOM 2040
                                            DIVISION                         DIVISION                        DIVISION
                                 -------------------------------  ------------------------------  -------------------------------
                                      2017             2016            2017            2016             2017            2016
                                 --------------  ---------------  --------------  --------------   --------------  --------------

Units beginning of year........         380,702          383,308         553,621         525,339          168,450         136,519
Units issued and transferred
   from other funding options..         284,535          273,797         353,485         347,969          148,068         144,076
Units redeemed and transferred
   to other funding options....       (238,039)        (276,403)       (310,963)       (319,687)        (117,626)       (112,145)
                                 --------------  ---------------  --------------  --------------   --------------  --------------
Units end of year..............         427,198          380,702         596,143         553,621          198,892         168,450
                                 ==============  ===============  ==============  ==============   ==============  ==============


                                                                           FIDELITY VIP
                                    FIDELITY VIP FREEDOM 2050         GOVERNMENT MONEY MARKET            FIDELITY VIP GROWTH
                                            DIVISION                         DIVISION                         DIVISION
                                 -------------------------------  -------------------------------  ------------------------------
                                      2017             2016            2017            2016             2017            2016
                                 --------------  ---------------  --------------  ---------------  --------------  --------------

Units beginning of year........          72,278           68,490         794,071          738,203         274,928         292,778
Units issued and transferred
   from other funding options..          73,004           73,569       3,671,792        4,310,481          68,712          79,017
Units redeemed and transferred
   to other funding options....        (69,221)         (69,781)     (3,499,478)      (4,254,613)        (86,167)        (96,867)
                                 --------------  ---------------  --------------  ---------------  --------------  --------------
Units end of year..............          76,061           72,278         966,385          794,071         257,473         274,928
                                 ==============  ===============  ==============  ===============  ==============  ==============

                                                                                                             FIDELITY VIP
                                    FIDELITY VIP HIGH INCOME           FIDELITY VIP INDEX 500            INVESTMENT GRADE BOND
                                            DIVISION                          DIVISION                         DIVISION
                                 -------------------------------  --------------------------------  -------------------------------
                                      2017             2016             2017             2016            2017             2016
                                 ---------------  --------------  ---------------  ---------------  ---------------  --------------

Units beginning of year........           10,798          10,417          182,328          189,296           35,900          32,482
Units issued and transferred
   from other funding options..            8,135           9,036           39,024           46,464           25,505          31,689
Units redeemed and transferred
   to other funding options....          (9,779)         (8,655)         (48,641)         (53,432)         (25,620)        (28,271)
                                 ---------------  --------------  ---------------  ---------------  ---------------  --------------
Units end of year..............            9,154          10,798          172,711          182,328           35,785          35,900
                                 ===============  ==============  ===============  ===============  ===============  ==============



                                       FIDELITY VIP MID CAP             FIDELITY VIP OVERSEAS           FIDELITY VIP REAL ESTATE
                                             DIVISION                         DIVISION                          DIVISION
                                 --------------------------------  --------------------------------  -------------------------------
                                       2017             2016            2017             2016             2017             2016
                                 ---------------  ---------------  ---------------  ---------------  --------------  ---------------

Units beginning of year........          102,875          108,713           13,585           12,340          32,953           34,958
Units issued and transferred
   from other funding options..           39,144           44,950            4,935            6,942          12,012           12,520
Units redeemed and transferred
   to other funding options....         (40,974)         (50,788)          (6,085)          (5,697)        (15,072)         (14,525)
                                 ---------------  ---------------  ---------------  ---------------  --------------  ---------------
Units end of year..............          101,045          102,875           12,435           13,585          29,893           32,953
                                 ===============  ===============  ===============  ===============  ==============  ===============

                                                                            INVESCO V.I.
                                       FIDELITY VIP VALUE               DIVERSIFIED DIVIDEND
                                            DIVISION                          DIVISION
                                 --------------------------------  --------------------------------
                                      2017             2016             2017              2016
                                 ---------------  ---------------  ---------------  ---------------

Units beginning of year........           15,992           15,147           15,069           29,129
Units issued and transferred
   from other funding options..            5,227            6,904            7,239            8,309
Units redeemed and transferred
   to other funding options....          (4,614)          (6,059)         (11,544)         (22,369)
                                 ---------------  ---------------  ---------------  ---------------
Units end of year..............           16,605           15,992           10,764           15,069
                                 ===============  ===============  ===============  ===============


                                           INVESCO V.I.                      INVESCO V.I.
                                         EQUITY AND INCOME                GLOBAL CORE EQUITY
                                             DIVISION                          DIVISION
                                 --------------------------------  --------------------------------
                                       2017             2016             2017             2016
                                 ---------------  ---------------  ---------------  ---------------

Units beginning of year........            1,798            2,566            9,281           11,578
Units issued and transferred
   from other funding options..            1,202              978            7,900            6,472
Units redeemed and transferred
   to other funding options....          (1,020)          (1,746)          (5,794)          (8,769)
                                 ---------------  ---------------  ---------------  ---------------
Units end of year..............            1,980            1,798           11,387            9,281
                                 ===============  ===============  ===============  ===============



                                      INVESCO V.I. HIGH YIELD            MFS VIT GLOBAL EQUITY
                                             DIVISION                          DIVISION
                                 ---------------------------------  --------------------------------
                                       2017             2016             2017             2016
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year........             4,004            5,378          343,036          360,621
Units issued and transferred
   from other funding options..             1,960            2,109          101,763          112,474
Units redeemed and transferred
   to other funding options....           (2,148)          (3,483)        (118,246)        (130,059)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year..............             3,816            4,004          326,553          343,036
                                  ===============  ===============  ===============  ===============


(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016:


                                          MFS VIT GROWTH             MFS VIT INVESTORS TRUST        MFS VIT MID CAP GROWTH
                                             DIVISION                       DIVISION                       DIVISION
                                   -----------------------------  -----------------------------  -----------------------------
                                        2017           2016            2017            2016           2017           2016
                                   --------------  -------------  --------------  -------------  --------------  -------------

Units beginning of year..........         331,643        343,026           2,251          2,306           8,722          8,108
Units issued and transferred
   from other funding options....          70,031         84,466             662            888           1,924          2,017
Units redeemed and transferred
   to other funding options......        (85,938)       (95,849)           (761)          (943)         (1,277)        (1,403)
                                   --------------  -------------  --------------  -------------  --------------  -------------
Units end of year................         315,736        331,643           2,152          2,251           9,369          8,722
                                   ==============  =============  ==============  =============  ==============  =============


                                       MFS VIT NEW DISCOVERY            MFS VIT RESEARCH           MFS VIT TOTAL RETURN BOND
                                             DIVISION                       DIVISION                       DIVISION
                                   -----------------------------  -----------------------------  ------------------------------
                                        2017           2016            2017            2016           2017            2016
                                   --------------  -------------  --------------  -------------  --------------  --------------

Units beginning of year..........           5,624          5,682           2,588          2,620         197,168           1,033
Units issued and transferred
   from other funding options....           1,222          1,557           1,510          1,847         353,869         429,191
Units redeemed and transferred
   to other funding options......         (1,296)        (1,615)         (1,522)        (1,879)       (303,611)       (233,056)
                                   --------------  -------------  --------------  -------------  --------------  --------------
Units end of year................           5,550          5,624           2,576          2,588         247,426         197,168
                                   ==============  =============  ==============  =============  ==============  ==============


                                     MFS VIT TOTAL RETURN              MFS VIT UTILITIES                  MFS VIT VALUE
                                           DIVISION                        DIVISION                         DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2017            2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           8,906           9,103           1,337           1,377           8,978          10,049
Units issued and transferred
   from other funding options..           1,739           1,970             266             316           1,040           1,307
Units redeemed and transferred
   to other funding options....         (1,817)         (2,167)           (220)           (356)         (1,283)         (2,378)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           8,828           8,906           1,383           1,337           8,735           8,978
                                 ==============  ==============  ==============  ==============  ==============  ==============


                                                                                                    MFS VIT II MASSACHUSETTS
                                     MFS VIT II CORE EQUITY          MFS VIT II HIGH YIELD           INVESTORS GROWTH STOCK
                                            DIVISION                       DIVISION                         DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                       2017           2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           2,476           2,342             246             162          10,580          11,269
Units issued and transferred
   from other funding options..           1,199           1,472             487             486           1,244           1,324
Units redeemed and transferred
   to other funding options....         (1,158)         (1,338)           (387)           (402)         (1,615)         (2,013)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           2,517           2,476             346             246          10,209          10,580
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                                                    MFS VIT II U.S. GOVERNMENT           MORGAN STANLEY VIF
                                    MFS VIT II STRATEGIC INCOME            MONEY MARKET                 GLOBAL INFRASTRUCTURE
                                             DIVISION                        DIVISION                         DIVISION
                                 --------------------------------  ------------------------------  ------------------------------
                                      2017              2016            2017            2016            2017            2016
                                 ---------------  ---------------  --------------  --------------  --------------  --------------

Units beginning of year........               76               56         107,835           6,106           2,633           2,189
Units issued and transferred
   from other funding options..              271              275         365,956         305,800             846           1,422
Units redeemed and transferred
   to other funding options....            (259)            (255)       (263,847)       (204,071)         (2,043)           (978)
                                 ---------------  ---------------  --------------  --------------  --------------  --------------
Units end of year..............               88               76         209,944         107,835           1,436           2,633
                                 ===============  ===============  ==============  ==============  ==============  ==============


                                       MORGAN STANLEY VIF              MORGAN STANLEY VIS             MORGAN STANLEY VIS
                                        GLOBAL STRATEGIST                EUROPEAN EQUITY                  INCOME PLUS
                                            DIVISION                        DIVISION                       DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2017            2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           7,268           7,906           6,804           8,572           2,170           3,585
Units issued and transferred
   from other funding options..           7,800           9,189           1,358           2,432             560             804
Units redeemed and transferred
   to other funding options....        (11,272)         (9,827)         (2,215)         (4,200)         (1,231)         (2,219)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           3,796           7,268           5,947           6,804           1,499           2,170
                                 ==============  ==============  ==============  ==============  ==============  ==============

                                       MORGAN STANLEY VIS                   PUTNAM VT
                                        MULTI CAP GROWTH               DIVERSIFIED INCOME           PUTNAM VT EQUITY INCOME
                                            DIVISION                        DIVISION                       DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2017            2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           3,890           5,106           7,309           7,278         253,442         252,998
Units issued and transferred
   from other funding options..           1,614           2,270             366             335          62,930          64,578
Units redeemed and transferred
   to other funding options....         (1,983)         (3,486)         (1,164)           (304)        (77,226)        (64,134)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           3,521           3,890           6,511           7,309         239,146         253,442
                                 ==============  ==============  ==============  ==============  ==============  ==============


                                           PUTNAM VT
                                    GLOBAL ASSET ALLOCATION         PUTNAM VT GLOBAL EQUITY        PUTNAM VT GLOBAL UTILITIES
                                           DIVISION                        DIVISION                         DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2017            2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           7,946           8,110           8,366           8,802             711             543
Units issued and transferred
   from other funding options..             470           1,019           1,194           1,920             202             383
Units redeemed and transferred
   to other funding options....           (834)         (1,183)         (1,658)         (2,356)           (355)           (215)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           7,582           7,946           7,902           8,366             558             711
                                 ==============  ==============  ==============  ==============  ==============  ==============


(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016:


                                             PUTNAM VT                       PUTNAM VT
                                      GOVERNMENT MONEY MARKET          GROWTH OPPORTUNITIES           PUTNAM VT HIGH YIELD
                                             DIVISION                        DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  -----------------------------
                                        2017            2016           2017          2016 (b)          2017           2016
                                   --------------  --------------  -------------  --------------  --------------  -------------

Units beginning of year..........          87,282          96,521         76,071              --         223,721        233,510
Units issued and transferred
   from other funding options....         204,340         154,452         16,043          78,201          72,872         76,073
Units redeemed and transferred
   to other funding options......       (161,333)       (163,691)       (19,229)         (2,130)        (83,328)       (85,862)
                                   --------------  --------------  -------------  --------------  --------------  -------------
Units end of year................         130,289          87,282         72,885          76,071         213,265        223,721
                                   ==============  ==============  =============  ==============  ==============  =============


                                                                             PUTNAM VT                      PUTNAM VT
                                         PUTNAM VT INCOME              INTERNATIONAL EQUITY           INTERNATIONAL GROWTH
                                             DIVISION                        DIVISION                       DIVISION
                                   -----------------------------  ------------------------------  ----------------------------
                                        2017            2016           2017            2016            2017          2016
                                   --------------  -------------  --------------  --------------  -------------  -------------

Units beginning of year..........         272,869        277,842           8,394           8,585          4,050          4,134
Units issued and transferred
   from other funding options....          66,493         66,209           2,527           2,467            829            791
Units redeemed and transferred
   to other funding options......        (73,406)       (71,182)         (3,046)         (2,658)          (638)          (875)
                                   --------------  -------------  --------------  --------------  -------------  -------------
Units end of year................         265,956        272,869           7,875           8,394          4,241          4,050
                                   ==============  =============  ==============  ==============  =============  =============

                                           PUTNAM VT                                                       PUTNAM VT
                                      INTERNATIONAL VALUE             PUTNAM VT INVESTORS              MULTI-CAP GROWTH
                                           DIVISION                        DIVISION                        DIVISION
                                 ------------------------------  ------------------------------  ------------------------------
                                      2017            2016            2017            2016            2017            2016
                                 --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year........           1,825           2,817           1,955           1,935         207,970         226,849
Units issued and transferred
   from other funding options..             321             314           4,366             373          44,200          50,419
Units redeemed and transferred
   to other funding options....         (1,083)         (1,306)           (241)           (353)        (51,358)        (69,298)
                                 --------------  --------------  --------------  --------------  --------------  --------------
Units end of year..............           1,063           1,825           6,080           1,955         200,812         207,970
                                 ==============  ==============  ==============  ==============  ==============  ==============


                                       T. ROWE PRICE ES                 T. ROWE PRICE ES              T. ROWE PRICE ES
                                         EQUITY INCOME                   MID-CAP GROWTH              NEW AMERICA GROWTH
                                           DIVISION                         DIVISION                      DIVISION
                                 ------------------------------  -----------------------------  ----------------------------
                                      2017           2016             2017           2016           2017           2016
                                 --------------  --------------   -------------  -------------  -------------  -------------

Units beginning of year........           1,011           1,071           5,697          5,189        210,070        225,710
Units issued and transferred
   from other funding options..             174             204           2,506          2,392         66,373         69,356
Units redeemed and transferred
   to other funding options....           (285)           (264)         (2,090)        (1,884)       (70,180)       (84,996)
                                 --------------  --------------   -------------  -------------  -------------  -------------
Units end of year..............             900           1,011           6,113          5,697        206,263        210,070
                                 ==============  ==============   =============  =============  =============  =============

                                            T. ROWE PRICE ES                 T. ROWE PRICE FIS
                                       PERSONAL STRATEGY BALANCED            LIMITED-TERM BOND
                                                DIVISION                         DIVISION
                                     -------------------------------  ------------------------------
                                          2017             2016            2017            2016
                                     --------------  ---------------  --------------  --------------

Units beginning of year............         497,098          531,332         939,221         898,890
Units issued and transferred
   from other funding options......         109,469          121,623         461,696         440,760
Units redeemed and transferred
   to other funding options........       (130,004)        (155,857)       (505,565)       (400,429)
                                     --------------  ---------------  --------------  --------------
Units end of year..................         476,563          497,098         895,352         939,221
                                     ==============  ===============  ==============  ==============


(a) For the period April 29, 2016 to December 31, 2016.
(b) For the period November 18, 2016 to December 31, 2016.

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio, or series, and total return ratios for the respective stated periods in the five years ended December 31, 2017:

                                                      AS OF DECEMBER 31
                                         ------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                             UNITS      HIGHEST ($)     ASSETS ($)
                                         -----------  ---------------  ------------
  American Funds New World         2017      149,541            21.86     3,268,835
     Division                      2016      143,589            16.98     2,437,508
                                   2015      134,693            16.20     2,181,698
                                   2014      134,515            16.79     2,258,614
                                   2013      118,550            18.20     2,157,342

  American Funds U.S.              2017       98,946            12.11     1,197,829
     Government/AAA-Rated          2016       87,542            11.98     1,048,556
     Securities Division           2015       76,549            11.90       910,663
                                   2014       78,361            11.74       920,021
                                   2013       75,890            11.17       847,553

  BHFTI Brighthouse/Aberdeen       2017      615,300    11.85 - 11.88     7,300,930
     Emerging Markets Equity       2016      620,312             9.29     5,759,652
     Division                      2015      288,223             8.37     2,411,030
                                   2014      295,506             9.76     2,884,579
                                   2013      294,018            10.49     3,083,870

  BHFTI                            2017       79,457            31.90     2,534,569
     Brighthouse/Wellington Large  2016       73,342            26.32     1,930,707
     Cap Research Division         2015       59,702            24.44     1,459,390
                                   2014       51,897            23.51     1,220,173
                                   2013       41,107            20.69       850,339

  BHFTI ClearBridge                2017       91,012            27.14     2,470,270
     Aggressive Growth Division    2016       84,977            23.04     1,957,706
     (Commenced 4/28/2014)         2015       76,441            22.54     1,722,904
                                   2014       75,352            23.57     1,776,157

  BHFTI Oppenheimer Global         2017      501,259    27.99 - 28.05    14,055,550
     Equity Division               2016      457,748            20.57     9,413,604
     (Commenced 4/29/2013)         2015       75,429            20.63     1,555,723
                                   2014       67,536            19.93     1,346,065
                                   2013       53,087            19.50     1,035,385

  BHFTII BlackRock Capital         2017      129,473            32.84     4,251,761
     Appreciation Division         2016      122,924            24.70     3,036,695
                                   2015      106,797            24.87     2,655,881
                                   2014       87,278            23.54     2,054,451
                                   2013       76,522            21.64     1,655,815

  BHFTII BlackRock                 2017      529,801             9.58     5,073,104
     Ultra-Short Term Bond         2016      487,429     9.56 - 26.96     4,661,047
     Division                      2015      472,776             9.60     4,539,134
                                   2014      419,890             9.66     4,055,333
                                   2013      356,087             9.67     3,442,724

                                                  FOR THE YEAR ENDED DECEMBER 31
                                         ------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                            INCOME          LOWEST TO        LOWEST TO
                                           RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                         -------------  ----------------  ---------------
  American Funds New World         2017       1.21               0.75               28.77
     Division                      2016       1.08               0.75                4.80
                                   2015       0.84               0.75              (3.53)
                                   2014       1.32               0.00              (7.73)
                                   2013       1.74               0.75               10.83

  American Funds U.S.              2017       1.63               0.75                1.07
     Government/AAA-Rated          2016       1.70               0.75                0.68
     Securities Division           2015       1.71               0.75                1.33
                                   2014       1.33               0.00                5.13
                                   2013       0.96               0.75              (3.60)

  BHFTI Brighthouse/Aberdeen       2017       1.32        0.00 - 0.75        3.25 - 27.63
     Emerging Markets Equity       2016       0.78               0.75               11.00
     Division                      2015       2.15               0.75             (14.30)
                                   2014       1.06               0.75              (6.93)
                                   2013       1.22               0.75              (5.51)

  BHFTI                            2017       1.09               0.75               21.17
     Brighthouse/Wellington Large  2016       2.32               0.75                7.69
     Cap Research Division         2015       0.93               0.75                3.97
                                   2014       0.87               0.00               13.66
                                   2013       1.30               0.75               33.49

  BHFTI ClearBridge                2017       0.93               0.75               17.81
     Aggressive Growth Division    2016       0.66               0.75                2.22
     (Commenced 4/28/2014)         2015       0.43               0.75              (4.38)
                                   2014         --               0.00               13.75

  BHFTI Oppenheimer Global         2017       1.11        0.00 - 0.75       10.34 - 36.10
     Equity Division               2016       0.37               0.75              (0.29)
     (Commenced 4/29/2013)         2015       1.20               0.75                3.48
                                   2014       0.96               0.00                2.19
                                   2013         --               0.75               23.79

  BHFTII BlackRock Capital         2017       0.10               0.75               32.93
     Appreciation Division         2016         --               0.75              (0.66)
                                   2015         --               0.75                5.65
                                   2014       0.06               0.00                8.78
                                   2013       0.79               0.75               33.22

  BHFTII BlackRock                 2017       0.33               0.75                0.14
     Ultra-Short Term Bond         2016       0.07        0.75 - 0.90     (0.40) - (0.33)
     Division                      2015         --               0.75              (0.59)
                                   2014         --               0.00              (0.10)
                                   2013         --               0.75              (0.75)

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                   AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------------  -------------------------------------------------
                                                      UNIT VALUE                   INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                       LOWEST TO          NET         INCOME          LOWEST TO         LOWEST TO
                                          UNITS       HIGHEST ($)     ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                       -----------  ---------------  ------------  -------------  ----------------  ----------------
  BHFTII MetLife Aggregate       2017      453,893    12.84 - 12.87     5,837,670       2.88        0.00 - 0.75        (0.28) - 2.49
     Bond Index Division         2016      382,546            12.53     4,792,223       1.12               0.75                 1.58
                                 2015       85,339            12.33     1,052,379       2.78               0.75               (0.34)
                                 2014       86,242            12.37     1,067,160       2.84               0.00                 5.70
                                 2013       76,638            11.71       897,208       3.23               0.75               (3.06)

  BHFTII MetLife Mid Cap         2017      843,751    35.90 - 35.98    30,346,497       1.37        0.00 - 0.75        11.02 - 15.08
     Stock Index Division        2016      773,902            31.19    24,138,337       0.33               0.75                19.53
                                 2015      102,409            26.09     2,672,185       1.16               0.75               (2.93)
                                 2014       89,769            26.88     2,413,146       0.99               0.00                 9.38
                                 2013       75,310            24.58     1,850,909       1.01               0.75                32.15

  BHFTII MetLife MSCI EAFE       2017      308,490    20.44 - 20.48     6,316,230       2.60        0.00 - 0.75         6.05 - 23.97
     Index Division              2016      253,549            16.49     4,179,869       0.97               0.75                 0.58
                                 2015       52,026            16.39       852,716       3.36               0.75               (1.68)
                                 2014       44,189            16.67       736,637       2.44               0.00               (6.10)
                                 2013       40,746            17.75       723,370       2.93               0.75                20.95

  BHFTII MetLife Russell 2000    2017    1,109,389    35.22 - 35.31    39,108,048       1.21        0.00 - 0.75         9.95 - 13.81
     Index Division              2016    1,100,058            30.95    34,046,352       1.17               0.75                20.38
                                 2015      826,430            25.71    21,247,934       1.21               0.75               (4.99)
                                 2014      876,017            27.06    23,705,012       1.16               0.75                 4.25
                                 2013      896,582            25.96    23,271,460       1.52               0.75                37.52

  BHFTII MetLife Stock Index     2017    1,544,461    33.84 - 33.92    52,373,653       1.76        0.00 - 0.75         9.02 - 20.63
     Division                    2016    1,450,133            28.05    40,675,615       0.21               0.75                10.84
                                 2015       76,968            25.31     1,947,835       1.78               0.75                 0.57
                                 2014       65,005            25.16     1,635,838       1.58               0.00                13.24
                                 2013       51,983            22.22     1,155,161       1.59               0.75                31.03

  BHFTII MFS Total Return        2017      857,017    22.40 - 22.45    19,235,382       2.52        0.00 - 0.75         4.98 - 11.61
     Division                    2016      803,619            20.07    16,127,461       0.54               0.75                 8.38
                                 2015       77,726            18.52     1,439,189       2.61               0.75               (0.75)
                                 2014       82,110            18.66     1,531,850       2.31               0.00                 8.53
                                 2013       74,950            17.19     1,288,425       2.23               0.75                18.10

  BHFTII MFS Value Division      2017       53,131            31.55     1,676,373       2.04               0.75                17.12
                                 2016       51,920            26.94     1,398,681       2.22               0.75                13.54
                                 2015       41,738            23.73       990,349       2.69               0.75               (0.74)
                                 2014       38,351            23.91       916,790       1.55               0.00                10.69
                                 2013       29,952            21.60       646,851       1.57               0.75                34.72

  BHFTII MFS Value II            2017      101,342            25.71     2,605,265       2.59               0.75                 6.84
     Division                    2016       89,627            24.06     2,156,685       1.64               0.75                17.63
                                 2015       79,052            20.46     1,617,166       1.79               0.75               (6.55)
                                 2014       70,606            21.89     1,545,553       1.20               0.00                 9.81
                                 2013       59,022            19.94     1,176,615       1.27               0.75                31.07

  BHFTII Western Asset           2017      117,575            11.19     1,315,855       3.97               0.75                 7.42
     Management Strategic Bond   2016      114,459            10.42     1,192,495       1.46               0.75                 0.00
     Opportunities Division
     (Commenced 4/29/2016)



                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------------  ------------------------------------------------
                                                        UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                         LOWEST TO         NET         INCOME          LOWEST TO        LOWEST TO
                                           UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                        -----------  ---------------  ------------  -------------  ----------------  ---------------
  Deutsche I Bond VIP Division    2017       12,429            15.80       196,399       2.90               0.75                5.04
                                  2016       12,886            15.04       193,850       5.65               0.75                5.14
                                  2015       16,077            14.31       230,039       2.93               0.75              (1.04)
                                  2014       16,895            14.46       244,274       3.58               0.75                5.84
                                  2013       16,277            13.66       222,357       3.64               0.75              (3.75)

  Deutsche I Capital Growth VIP   2017       12,680            80.05     1,015,032       0.73               0.75               25.36
     Division                     2016       15,653            63.86       999,566       0.87               0.75                3.47
                                  2015       19,391            61.72     1,196,789       0.74               0.75                7.81
                                  2014       22,052            57.25     1,262,440       0.62               0.75               12.13
                                  2013       22,071            51.06     1,126,883       1.36               0.75               33.64

  Deutsche I Core Equity VIP      2017       24,549            33.53       823,091       1.22               0.75               20.12
     Division                     2016       29,004            27.91       809,583       1.44               0.75                9.65
                                  2015       30,380            25.46       773,324       0.87               0.75                4.46
                                  2014       33,779            24.37       823,118       1.07               0.75               10.99
                                  2013       33,046            21.96       725,544       1.43               0.75               36.30

  Deutsche I CROCI                2017      493,997    21.21 - 21.79    10,485,501       6.88               0.75               21.05
     International VIP Division   2016      516,425    17.52 - 18.00     9,054,008      10.43               0.75              (0.01)
                                  2015      519,946    17.52 - 18.00     9,117,402       4.06               0.75              (6.19)
                                  2014      518,747    18.68 - 19.19     9,696,640       1.73               0.75             (12.42)
                                  2013      530,615    21.33 - 21.91    11,326,184       5.24               0.75               19.33

  Deutsche I Global Small Cap     2017       14,828            29.77       441,417         --               0.75               19.13
     VIP Division                 2016       16,924            24.99       422,915       0.41               0.75                0.81
                                  2015       21,262            24.79       527,021       0.98               0.75                0.40
                                  2014       25,078            24.69       619,122       0.87               0.75              (4.85)
                                  2013       26,720            25.94       693,238       0.62               0.75               34.93

  Deutsche II Global Income       2017       12,555            39.47       495,490       3.25               0.75               15.67
     Builder VIP Division         2016       17,154            34.12       585,286       4.15               0.75                6.02
                                  2015       17,452            32.18       561,660       3.14               0.75              (2.18)
                                  2014       18,553            32.90       610,389       3.07               0.75                3.05
                                  2013       19,087            31.92       609,361       2.05               0.75               15.76

  Deutsche II Government          2017   17,427,140             1.01    17,564,113       0.45               0.75              (0.29)
     Money Market VIP Division    2016   17,407,325             1.01    17,595,831       0.05               0.75              (0.69)
                                  2015   19,058,792             1.02    19,399,844       0.01               0.75              (0.74)
                                  2014   19,308,428             1.03    19,799,918       0.01               0.75              (0.74)
                                  2013   19,181,079             1.03    19,815,420       0.01               0.75              (0.74)

  Deutsche II Small Mid Cap       2017       10,306            27.57       284,128       0.09               0.75               21.21
     Growth VIP Division          2016       13,178            22.75       299,739         --               0.75                8.26
                                  2015       11,712            21.01       246,064         --               0.75              (1.64)
                                  2014       14,746            21.36       314,964         --               0.75                4.91
                                  2013       17,773            20.36       361,878       0.11               0.75               41.72

  Fidelity VIP Asset Manager      2017        3,737            18.12        67,709       2.02               0.75               13.25
     Division                     2016        3,389            16.00        54,219       1.64               0.75                2.30
                                  2015        2,910            15.64        45,515       1.74               0.75              (0.61)
                                  2014        2,575            15.73        40,522       1.67               0.75                5.04
                                  2013        2,320            14.98        34,752       1.67               0.75               14.84

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO         NET         INCOME          LOWEST TO         LOWEST TO
                                          UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                       -----------  ---------------  ------------  -------------  ----------------  ----------------
  Fidelity VIP Asset Manager:    2017       11,428            19.20       219,408      1.47                0.75                17.84
     Growth Division             2016       10,630            16.29       173,181      1.50                0.75                 1.70
                                 2015        9,858            16.02       157,922      1.12                0.75               (0.67)
                                 2014       10,395            16.13       167,647      1.15                0.75                 5.08
                                 2013        9,778            15.35       150,072      1.04                0.75                21.50

  Fidelity VIP Contrafund        2017      595,865            94.37    56,232,125      0.99                0.75                20.97
     Division                    2016      634,679            78.01    49,513,163      0.81                0.75                 7.20
                                 2015      691,778            72.77    50,343,639      1.03                0.75               (0.08)
                                 2014      720,964            72.83    52,510,289      0.96                0.75                11.11
                                 2013      757,837            65.55    49,678,049      1.10                0.75                30.31

  Fidelity VIP Equity-Income     2017      391,793    71.90 - 94.42    28,262,022      1.68                0.75                12.05
     Division                    2016      421,740    64.17 - 84.27    27,139,502      2.32                0.75                17.14
                                 2015      448,918    54.78 - 71.94    24,655,952      3.16                0.75               (4.68)
                                 2014      472,504    57.47 - 75.47    27,242,151      2.83                0.75                 7.91
                                 2013      498,861    53.26 - 69.94    26,657,836      2.50                0.75                27.19

  Fidelity VIP Freedom 2010      2017      172,185            15.88     2,734,799      1.79                0.75                12.23
     Division                    2016      137,180            14.15     1,941,310      1.55                0.75                 4.66
                                 2015      127,895            13.52     1,729,266      1.86                0.75               (1.03)
                                 2014      121,272            13.66     1,656,835      1.43                0.75                 3.75
                                 2013      144,604            13.17     1,904,242      1.87                0.75                12.64

  Fidelity VIP Freedom 2020      2017      427,198            16.12     6,887,241      1.71                0.75                15.75
     Division                    2016      380,702            13.93     5,302,629      1.59                0.75                 5.33
                                 2015      383,308            13.22     5,068,844      1.78                0.75        (1.02) - 0.23
                                 2014      400,517            13.36     5,350,858      1.79                0.75                 4.04
                                 2013      367,824            12.84     4,723,187      2.01                0.75                15.15

  Fidelity VIP Freedom 2030      2017      596,143            16.91    10,078,821      1.49                0.75                20.06
     Division                    2016      553,621            14.08     7,796,008      1.52                0.75                 5.81
                                 2015      525,339            13.31     6,991,492      1.86                0.75        (0.98) - 0.23
                                 2014      467,339            13.44     6,281,274      1.65                0.75                 4.17
                                 2013      437,625            12.90     5,646,393      1.82                0.75                20.75

  Fidelity VIP Freedom 2040      2017      198,892            20.06     3,988,786      1.30                0.75                22.68
     Division                    2016      168,450            16.35     2,753,823      1.53                0.75                 6.04
                                 2015      136,519            15.42     2,104,768      1.75                0.75               (1.01)
                                 2014      116,456            15.57     1,813,720      1.69                0.75                 4.13
                                 2013       90,566            14.96     1,354,559      2.02                0.75                24.36

  Fidelity VIP Freedom 2050      2017       76,061            20.22     1,537,962      1.34                0.75                22.60
     Division                    2016       72,278            16.49     1,192,047      1.63                0.75                 6.04
                                 2015       68,490            15.55     1,065,252      1.87                0.75               (1.04)
                                 2014       53,942            15.72       847,793      1.87                0.75                 4.22
                                 2013       30,963            15.08       466,922      1.60                0.75                25.40

  Fidelity VIP Government        2017      966,385             1.57     1,513,948      0.67                0.75               (0.08)
     Money Market Division       2016      794,071             1.57     1,244,940      0.20                0.75               (0.55)
                                 2015      738,203             1.58     1,163,695      0.03                0.75               (0.72)
                                 2014      834,498             1.59     1,325,026      0.01                0.75               (0.74)
                                 2013      869,458             1.60     1,390,790      0.03                0.75               (0.72)

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO         NET         INCOME          LOWEST TO         LOWEST TO
                                          UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                       -----------  ---------------  ------------  -------------  ----------------  ----------------
  Fidelity VIP Growth Division   2017      257,473  131.55 - 152.33    34,046,945       0.22               0.75                34.13
                                 2016      274,928   98.08 - 113.57    27,087,594       0.04               0.75                 0.05
                                 2015      292,778   98.04 - 113.52    28,818,703       0.26               0.75                 6.37
                                 2014      305,059   92.16 - 106.72    28,238,079       0.19               0.75                10.47
                                 2013      317,884    83.43 - 96.61    26,640,728       0.30               0.75                35.32

  Fidelity VIP High Income       2017        9,154            35.17       321,937       4.89               0.75                 6.14
     Division                    2016       10,798            33.14       357,817       5.60               0.75                13.75
                                 2015       10,417            29.13       303,459       5.37               0.75               (4.35)
                                 2014       18,366            30.45       559,329       6.45               0.75                 0.40
                                 2013       13,198            30.33       400,330       5.96               0.75                 5.16

  Fidelity VIP Index 500         2017      172,711  383.03 - 414.61    66,266,318       1.80               0.75                20.81
     Division                    2016      182,328  317.06 - 343.20    57,903,136       1.49               0.75                11.02
                                 2015      189,296  285.58 - 309.13    54,139,521       1.97               0.75                 0.58
                                 2014      203,961  283.94 - 307.35    58,086,490       1.65               0.75                12.72
                                 2013      214,053  251.90 - 272.66    54,079,684       1.91               0.75                31.26

  Fidelity VIP Investment        2017       35,785            33.64     1,203,863       2.40               0.75                 3.44
     Grade Bond Division         2016       35,900            32.52     1,167,576       2.44               0.75                 3.96
                                 2015       32,482            31.28     1,016,195       2.49               0.75               (1.34)
                                 2014       33,824            31.71     1,072,529       2.31               0.75                 5.04
                                 2013       33,086            30.19       998,812       2.42               0.75               (2.51)

  Fidelity VIP Mid Cap           2017      101,045            90.36     9,130,053       0.71               0.75                19.91
     Division                    2016      102,875            75.35     7,752,022       0.52               0.75                11.40
                                 2015      108,713            67.65     7,353,910       0.51               0.75               (2.13)
                                 2014      107,477            69.11     7,428,257       0.27               0.75                 5.49
                                 2013      101,302            65.52     6,636,957       0.53               0.75                35.21

  Fidelity VIP Overseas          2017       12,435            49.19       611,640       1.43               0.75                29.31
     Division                    2016       13,585            38.04       516,716       1.53               0.75               (5.77)
                                 2015       12,340            40.37       498,109       1.34               0.75                 2.85
                                 2014       12,267            39.25       481,469       1.37               0.75               (8.76)
                                 2013       12,311            43.02       529,602       1.49               0.75                29.46

  Fidelity VIP Real Estate       2017       29,893    16.44 - 42.90       959,572       1.81               0.75                 3.29
     Division                    2016       32,953    15.91 - 41.53     1,001,208       1.49               0.75                 4.96
                                 2015       34,958    15.16 - 39.57     1,040,230       2.00               0.75                 2.94
                                 2014       26,658    14.73 - 38.44       923,640       1.76               0.75                29.21
                                 2013       28,548    11.40 - 29.75       784,794       1.70               0.75                 1.06

  Fidelity VIP Value Division    2017       16,605            27.10       449,980       1.37               0.75                14.72
                                 2016       15,992            23.62       377,759       1.13               0.75                11.24
                                 2015       15,147            21.23       321,638       1.30               0.75               (1.49)
                                 2014       16,378            21.56       353,036       1.44               0.75                10.58
                                 2013       14,931            19.49       291,055       1.18               0.75                31.47

  Invesco V.I. Diversified       2017       10,764            61.06       657,230       1.63               0.90                 7.60
     Dividend Division           2016       15,069            56.74       855,040       1.43               0.90                13.78
                                 2015       29,129            49.87     1,452,606       1.70               0.90                 1.34
                                 2014       32,387            49.21     1,593,741       1.72               0.00                12.69
                                 2013       33,283            43.67     1,453,471       2.28               0.90                29.86

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                         ----------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO          NET        INCOME          LOWEST TO         LOWEST TO
                                            UNITS      HIGHEST ($)     ASSETS ($)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                         ----------  ---------------  -----------  -------------  ----------------  ----------------
  Invesco V.I. Equity and          2017       1,980            41.22       81,628       1.78               0.90                10.04
     Income Division               2016       1,798            37.46       67,333       1.81               0.90                14.09
                                   2015       2,566            32.83       84,248       2.35               0.90               (2.99)
                                   2014       4,651            33.84      157,399       1.78               0.00                 8.90
                                   2013       5,155            31.08      160,193       1.87               0.90                24.06

  Invesco V.I. Global Core         2017      11,387            34.48      392,647       1.31               0.90                21.80
     Equity Division               2016       9,281            28.31      262,725       0.97               0.90                 5.86
                                   2015      11,578            26.74      309,608       1.20               0.90               (2.12)
                                   2014      15,828            27.32      432,464       1.96               0.00                 0.56
                                   2013      17,501            27.17      475,504       1.82               0.90                21.41

  Invesco V.I. High Yield          2017       3,816            11.58       44,203       4.01               0.90                 5.35
     Division                      2016       4,004            10.99       44,020       3.71               0.90                10.22
     (Commenced 4/29/2013)         2015       5,378             9.98       53,649       5.71               0.90               (3.86)
                                   2014       7,808            10.38       81,005       4.68               0.00                 1.62
                                   2013       7,433            10.21       75,891       4.81               0.75                 1.20

  MFS VIT Global Equity            2017     326,553    33.68 - 33.73   11,012,768       0.85               0.75                23.15
     Division                      2016     343,036    27.35 - 27.39    9,394,459       0.96               0.75                 6.54
                                   2015     360,621    25.67 - 25.71    9,269,477       1.06               0.75               (2.15)
                                   2014     375,503    26.23 - 26.27    9,863,983       0.72               0.75                 3.10
                                   2013     381,158    25.44 - 25.48    9,711,600       0.90               0.75                26.86

  MFS VIT Growth Division          2017     315,736    60.50 - 60.51   19,105,728       0.11               0.75                30.43
                                   2016     331,643    46.39 - 46.40   15,386,733       0.04               0.75                 1.68
                                   2015     343,026    45.62 - 45.63   15,652,302       0.16               0.75                 6.76
                                   2014     350,984            42.74   15,001,971       0.11               0.75                 8.13
                                   2013     364,375    39.52 - 39.53   14,403,234       0.23               0.75                35.83

  MFS VIT Investors Trust          2017       2,152            49.05      105,581       0.73               0.75                22.43
     Division                      2016       2,251            40.07       90,203       0.86               0.75                 7.78
                                   2015       2,306            37.18       85,739       0.92               0.75               (0.53)
                                   2014       2,431            37.37       90,841       0.96               0.75                10.18
                                   2013       2,512            33.92       85,216       1.09               0.75                31.07

  MFS VIT Mid Cap Growth           2017       9,369            14.80      138,621       0.12               0.75                26.05
     Division                      2016       8,722            11.74      102,378         --               0.75                 4.13
                                   2015       8,108            11.27       91,398         --               0.75                 3.83
                                   2014       7,914            10.86       85,922         --               0.75                 8.05
                                   2013       7,268            10.05       73,024         --               0.75                36.69

  MFS VIT New Discovery            2017       5,550            43.87      243,462         --               0.75                25.71
     Division                      2016       5,624            34.90      196,259         --               0.75                 8.24
                                   2015       5,682            32.24      183,196         --               0.75               (2.62)
                                   2014       5,737            33.11      189,950         --               0.75               (7.95)
                                   2013       5,891            35.97      211,883         --               0.75                40.46

  MFS VIT Research Division        2017       2,576            50.47      129,984       1.40               0.75                22.45
                                   2016       2,588            41.22      106,671       0.79               0.75                 7.92
                                   2015       2,620            38.19      100,050       0.74               0.75                 0.05
                                   2014       2,621            38.17      100,040       0.84               0.75                 9.38
                                   2013       2,700            34.90       94,226       0.33               0.75                31.30

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31
                                              -----------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                                 UNITS      HIGHEST ($)     ASSETS ($)
                                              ----------  ---------------  ------------
  MFS VIT Total Return Bond             2017     247,426    26.53 - 26.59    6,579,485
     Division                           2016     197,168            25.59    5,045,435
                                        2015       1,033            24.73       25,557
                                        2014       1,132            25.00       28,288
                                        2013       1,239            23.79       29,469

  MFS VIT Total Return                  2017       8,828            51.04      450,586
     Division                           2016       8,906            45.79      407,825
                                        2015       9,103            42.29      384,990
                                        2014       9,165            42.77      391,995
                                        2013       9,386            39.72      372,775

  MFS VIT Utilities Division            2017       1,383            94.22      130,324
                                        2016       1,337            82.66      110,557
                                        2015       1,377            74.71      102,891
                                        2014       1,240            88.06      109,232
                                        2013       1,301            78.70      102,356

  MFS VIT Value Division                2017       8,735            32.82      286,691
                                        2016       8,978            28.10      252,332
                                        2015      10,049            24.82      249,420
                                        2014      10,090            25.19      254,188
                                        2013      10,841            22.97      249,003

  MFS VIT II Core Equity                2017       2,517            46.46      116,929
     Division                           2016       2,476            37.50       92,832
     (Commenced 3/27/2015)              2015       2,342            33.92       79,455

  MFS VIT II High Yield                 2017         346            30.60       10,586
     Division                           2016         246            28.89        7,097
     (Commenced 8/16/2013)              2015         162            25.58        4,131
                                        2014         122            26.90        3,273
                                        2013         111            26.37        2,933

  MFS VIT II Massachusetts Investors    2017      10,209            24.24      247,414
     Growth Stock Division              2016      10,580            19.01      201,154
     (Commenced 3/27/2015)              2015      11,269            18.06      203,512

  MFS VIT II Strategic Income           2017          88            24.37        2,138
     Division                           2016          76            23.11        1,760
     (Commenced 8/16/2013)              2015          56            21.51        1,197
                                        2014          47            22.08        1,048
                                        2013          42            21.54          901

  MFS VIT II U.S. Government            2017     209,944      9.40 - 9.42    1,977,846
     Money Market Division              2016     107,835             9.44    1,018,208
                                        2015       6,106             9.51       58,084
                                        2014       6,093             9.58       58,397
                                        2013       6,053             9.66       58,450

  Morgan Stanley VIF Global             2017       1,436            58.84       84,471
     Infrastructure Division            2016       2,633            52.56      138,373
                                        2015       2,189            46.01      100,724
                                        2014       3,611            53.73      193,999
                                        2013       3,817            46.53      177,583

                                                       FOR THE YEAR ENDED DECEMBER 31
                                              ------------------------------------------------
                                              INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                 INCOME          LOWEST TO        LOWEST TO
                                                RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                              -------------  ----------------  ---------------
  MFS VIT Total Return Bond             2017       3.40        0.00 - 0.75         0.15 - 3.68
     Division                           2016       6.89               0.75                3.46
                                        2015       3.36               0.75              (1.05)
                                        2014       2.88               0.75                5.06
                                        2013       1.18               0.75              (1.77)

  MFS VIT Total Return                  2017       2.38               0.75               11.46
     Division                           2016       2.92               0.75                8.28
                                        2015       2.64               0.75              (1.12)
                                        2014       1.90               0.75                7.69
                                        2013       1.78               0.75               18.16

  MFS VIT Utilities Division            2017       4.38               0.75               13.98
                                        2016       3.93               0.75               10.64
                                        2015       4.36               0.75             (15.16)
                                        2014       2.10               0.75               11.89
                                        2013       2.35               0.75               19.62

  MFS VIT Value Division                2017       1.94               0.75               16.77
                                        2016       2.13               0.75               13.24
                                        2015       2.35               0.75              (1.48)
                                        2014       1.53               0.75                9.68
                                        2013       1.19               0.75               34.87

  MFS VIT II Core Equity                2017       0.97               0.75               23.90
     Division                           2016       0.77               0.75               10.54
     (Commenced 3/27/2015)              2015       0.57               0.75              (3.10)

  MFS VIT II High Yield                 2017       7.18               0.75                5.89
     Division                           2016       7.21               0.75               12.97
     (Commenced 8/16/2013)              2015       8.04               0.75              (4.93)
                                        2014       5.54               0.75                2.04
                                        2013       2.56               0.75                5.80

  MFS VIT II Massachusetts Investors    2017       0.65               0.75               27.47
     Growth Stock Division              2016       0.60               0.75                5.28
     (Commenced 3/27/2015)              2015       0.49               0.75              (1.97)

  MFS VIT II Strategic Income           2017       4.74               0.75                5.45
     Division                           2016       3.18               0.75                7.43
     (Commenced 8/16/2013)              2015       6.19               0.75              (2.59)
                                        2014       3.36               0.75                2.50
                                        2013       3.14               0.75                0.85

  MFS VIT II U.S. Government            2017       0.31        0.00 - 0.75       (0.45) - 0.16
     Money Market Division              2016       0.02               0.75              (0.74)
                                        2015         --               0.75              (0.75)
                                        2014         --               0.75              (0.75)
                                        2013         --               0.75              (0.75)

  Morgan Stanley VIF Global             2017       2.83               0.90               11.95
     Infrastructure Division            2016       2.03               0.90               14.23
                                        2015       1.75               0.90             (14.37)
                                        2014       2.37               0.00               15.48
                                        2013       2.91               0.90               16.85

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                         ----------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO         NET         INCOME          LOWEST TO         LOWEST TO
                                            UNITS      HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                         ----------  --------------  ------------  -------------  ----------------  ----------------
  Morgan Stanley VIF Global        2017       3,796           12.52        47,518       0.88               0.90               15.07
     Strategist Division           2016       7,268           10.88        79,062         --               0.90                4.63
     (Commenced 4/29/2013)         2015       7,906           10.40        82,192       1.51               0.90              (7.06)
                                   2014      20,067           11.19       224,480       0.83               0.00                2.05
                                   2013      21,154           10.96       231,894       0.11               0.75                9.25

  Morgan Stanley VIS European      2017       5,947           56.51       336,027       2.85               0.90               21.89
     Equity Division               2016       6,804           46.36       315,415       3.09               0.90              (3.42)
                                   2015       8,572           48.00       411,429       5.36               0.90              (5.85)
                                   2014       9,261           50.98       472,094       2.44               0.00              (9.25)
                                   2013       9,292           56.18       521,993       2.96               0.90               26.36

  Morgan Stanley VIS Income        2017       1,499           32.72        49,046       3.20               0.90                5.69
     Plus Division                 2016       2,170           30.96        67,173       3.68               0.90                6.12
                                   2015       3,585           29.17       104,582       4.24               0.90              (2.79)
                                   2014       4,602           30.01       138,112       4.31               0.00                7.65
                                   2013       4,914           27.88       136,989       5.06               0.90                0.12

  Morgan Stanley VIS Multi         2017       3,521          217.43       765,666         --               0.90               48.06
     Cap Growth Division           2016       3,890          146.85       571,255         --               0.90              (4.27)
                                   2015       5,106          153.40       783,260         --               0.90                7.83
                                   2014       9,615          142.27     1,367,944         --               0.00                5.58
                                   2013      10,406          134.75     1,402,206       0.42               0.90               49.41

  Putnam VT Diversified            2017       6,511           27.22       177,218       6.19               0.75                6.62
     Income Division               2016       7,309           25.53       186,569       7.51               0.75                4.97
                                   2015       7,278           24.32       176,969       9.49               0.75              (3.05)
                                   2014       7,307           25.08       183,256       8.04               0.75              (0.07)
                                   2013       7,255           25.10       182,098       3.38               0.75                7.27

  Putnam VT Equity Income          2017     239,146           34.53     8,256,709       1.89               0.75               18.17
     Division                      2016     253,442           29.22     7,404,755       2.07               0.75               13.11
                                   2015     252,998           25.83     6,535,180       1.89               0.75              (3.52)
                                   2014     274,932           26.77     7,360,583       1.85               0.75               12.12
                                   2013     269,695           23.88     6,439,791       2.07               0.75               31.73

  Putnam VT Global Asset           2017       7,582           55.00       417,021       1.70               0.75               14.80
     Allocation Division           2016       7,946           47.91       380,689       2.20               0.75                6.18
                                   2015       8,110           45.12       365,929       2.45               0.75              (0.39)
                                   2014       8,286           45.29       375,272       2.58               0.75                8.89
                                   2013       9,400           41.59       390,989       2.07               0.75               18.88

  Putnam VT Global Equity          2017       7,902           45.85       362,273       1.58               0.75               27.75
     Division                      2016       8,366           35.89       300,254       1.39               0.75                0.61
                                   2015       8,802           35.67       313,990       1.22               0.75              (2.23)
                                   2014       8,800           36.48       321,046       0.60               0.75                1.01
                                   2013       8,688           36.12       313,818       1.66               0.75               31.29

  Putnam VT Global Utilities       2017         558           36.57        20,391       3.42               0.75               21.52
     Division                      2016         711           30.10        21,386       1.44               0.75                1.43
                                   2015         543           29.67        16,125       2.57               0.75             (10.32)
                                   2014         580           33.09        19,186       2.92               0.75               14.03
                                   2013         560           29.02        16,244       2.61               0.75               13.17

                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                        -----------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO          NET        INCOME          LOWEST TO         LOWEST TO
                                           UNITS       HIGHEST ($)     ASSETS ($)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                        -----------  ---------------  -----------  -------------  ----------------  ----------------
  Putnam VT Government Money      2017      130,289             1.37      179,127       0.47               0.75              (0.28)
     Market Division              2016       87,282             1.38      120,335       0.01               0.75              (0.73)
                                  2015       96,521             1.39      134,054       0.01               0.75              (0.74)
                                  2014      116,619             1.40      163,171       0.01               0.75              (0.74)
                                  2013      111,257             1.41      156,826       0.01               0.75              (0.74)

  Putnam VT Growth                2017       72,885  122.60 - 122.86    8,953,910       0.14               0.75               30.32
     Opportunities Division       2016       76,071    94.07 - 94.28    7,171,103         --               0.75                0.62
     (Commenced 11/18/2016)

  Putnam VT High Yield            2017      213,265    38.10 - 38.65    8,129,078       5.96               0.75                6.42
     Division                     2016      223,721    35.80 - 36.32    8,012,855       6.47               0.75               14.80
                                  2015      233,510    31.19 - 31.64    7,285,285       7.10               0.75              (5.85)
                                  2014      248,803    33.13 - 33.60    8,244,608       6.15               0.75                1.15
                                  2013      249,237    32.75 - 33.22    8,165,022       7.24               0.75                7.30

  Putnam VT Income Division       2017      265,956    33.71 - 33.99    8,965,296       4.50               0.75                5.12
                                  2016      272,869    32.07 - 32.33    8,751,234       4.61               0.75                1.50
                                  2015      277,842    31.59 - 31.85    8,778,714       4.96               0.75              (1.93)
                                  2014      299,904    32.22 - 32.48    9,662,325       6.25               0.75                5.88
                                  2013      313,984    30.43 - 30.68    9,553,964       4.14               0.75                1.37

  Putnam VT International         2017        7,875            30.84      242,860       2.33               0.75               25.98
     Equity Division              2016        8,394            24.48      205,480       3.70               0.75              (2.94)
                                  2015        8,585            25.22      216,501       1.48               0.75              (0.34)
                                  2014        9,748            25.30      246,679       1.22               0.75              (7.28)
                                  2013       10,690            27.29      291,732       1.61               0.75               27.48

  Putnam VT International         2017        4,241            26.33      111,694       1.25               0.75               34.36
     Growth Division              2016        4,050            19.60       79,380       1.23               0.75              (7.16)
                                  2015        4,134            21.11       87,286         --               0.75                0.57
                                  2014        4,258            20.99       89,392       0.30               0.75              (6.60)
                                  2013        4,609            22.48      103,607       1.43               0.75               21.78

  Putnam VT International         2017        1,063            26.98       28,692       2.21               0.75               24.13
     Value Division               2016        1,825            21.74       39,671       2.70               0.75                0.52
                                  2015        2,817            21.63       60,910       1.56               0.75              (2.44)
                                  2014        2,848            22.17       63,131       1.50               0.75              (9.97)
                                  2013        2,812            24.62       69,245       2.71               0.75               21.72

  Putnam VT Investors Division    2017        6,080            24.00      145,919       0.56               0.75               22.23
                                  2016        1,955            19.64       38,398       1.50               0.75               11.50
                                  2015        1,935            17.61       34,069       1.40               0.75              (2.69)
                                  2014        1,788            18.10       32,353       1.41               0.75               13.39
                                  2013        1,741            15.96       27,790       1.64               0.75               34.51

  Putnam VT Multi-Cap Growth      2017      200,812    60.50 - 60.84   12,213,202       0.83               0.75               28.59
     Division                     2016      207,970    47.05 - 47.31    9,836,449       0.98               0.75                7.25
                                  2015      226,849    43.87 - 44.11   10,003,589       0.73               0.75              (0.82)
                                  2014      240,703    44.23 - 44.47   10,701,922       0.51               0.75               12.95
                                  2013      242,395    39.16 - 39.37    9,541,216       0.72               0.75               35.72



                    PARAGON SEPARATE ACCOUNT B
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                     AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                        ------------------------------------------  ------------------------------------------------
                                                        UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                         LOWEST TO         NET         INCOME          LOWEST TO        LOWEST TO
                                           UNITS        HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                        -----------  ---------------  ------------  -------------  ----------------  ---------------
  T. Rowe Price ES Equity         2017          900            52.30        47,071      1.75                0.75               15.16
     Income Division              2016        1,011            45.41        45,894      2.36                0.75               18.28
                                  2015        1,071            38.40        41,108      1.75                0.75              (7.55)
                                  2014        1,465            41.53        60,822      1.73                0.75                6.57
                                  2013        1,716            38.97        66,879      1.53                0.75               28.75

  T. Rowe Price ES Mid-Cap        2017        6,113            83.13       508,191        --                0.75               23.84
     Growth Division              2016        5,697            67.13       382,406        --                0.75                5.46
                                  2015        5,189            63.65       330,268        --                0.75                5.77
                                  2014        4,483            60.18       269,817        --                0.75               12.27
                                  2013        4,483            53.60       240,288        --                0.75               35.67

  T. Rowe Price ES New            2017      206,263            72.92    15,041,452      0.11                0.75               33.43
     America Growth Division      2016      210,070            54.65    11,481,242      0.04                0.75                0.55
                                  2015      225,710            54.36    12,268,526        --                0.75                7.79
                                  2014      226,669            50.43    11,430,429        --                0.75                8.52
                                  2013      229,382            46.47    10,659,381        --                0.75               36.98

  T. Rowe Price ES Personal       2017      476,563    52.90 - 53.46    25,476,054      1.52                0.75               16.54
     Strategy Balanced Division   2016      497,098    45.39 - 45.87    22,803,152      1.66                0.75                5.66
                                  2015      531,332    42.96 - 43.42    23,068,265      1.72                0.75              (0.80)
                                  2014      576,005    43.30 - 43.76    25,208,153      1.64                0.75                4.41
                                  2013      598,815    41.47 - 41.91    25,098,776      1.51                0.75               17.05

  T. Rowe Price FIS Limited-Term  2017      895,352             8.37     7,495,448      1.46                0.75                0.30
     Bond Division                2016      939,221             8.35     7,839,066      1.36                0.75                0.61
                                  2015      898,890             8.30     7,457,124      1.13                0.75              (0.44)
                                  2014      941,105             8.33     7,841,718      1.25                0.75              (0.11)
                                  2013      921,622             8.34     7,687,971      1.55                0.75              (0.62)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio or series, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series in which the Division invests.

2 These amounts represent annualized Policy expenses of each of the applicable
  Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

This page is intentionally left blank.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                        Page
                                                                                                  ----------
Report of Independent Registered Public Accounting Firm..........................................        2
Financial Statements at December 31, 2017 and 2016 and for the Years Ended December 31, 2017,
  2016 and 2015:
 Consolidated Balance Sheets.....................................................................        3
 Consolidated Statements of Operations...........................................................        4
 Consolidated Statements of Comprehensive Income (Loss)..........................................        5
 Consolidated Statements of Equity...............................................................        6
 Consolidated Statements of Cash Flows...........................................................        7
 Notes to the Consolidated Financial Statements..................................................        9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies....        9
     Note 2 -- Segment Information...............................................................       28
     Note 3 -- Disposition.......................................................................       34
     Note 4 -- Insurance.........................................................................       34
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other
       Intangibles...............................................................................       46
     Note 6 -- Reinsurance.......................................................................       49
     Note 7 -- Closed Block......................................................................       55
     Note 8 -- Investments.......................................................................       57
     Note 9 -- Derivatives.......................................................................       78
     Note 10 -- Fair Value.......................................................................       93
     Note 11 -- Long-term and Short-term Debt....................................................      112
     Note 12 -- Equity...........................................................................      114
     Note 13 -- Other Expenses...................................................................      119
     Note 14 -- Employee Benefit Plans...........................................................      120
     Note 15 -- Income Tax.......................................................................      129
     Note 16 -- Contingencies, Commitments and Guarantees........................................      135
     Note 17 -- Quarterly Results of Operations (Unaudited)......................................      144
     Note 18 -- Related Party Transactions.......................................................      145
Financial Statement Schedules at December 31, 2017 and 2016 and for the Years Ended December 31,
  2017, 2016 and 2015:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related
   Parties.......................................................................................      146
 Schedule III -- Consolidated Supplementary Insurance Information................................      147
 Schedule IV -- Consolidated Reinsurance.........................................................      149

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance Company

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2017 and 2016, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2017, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 19, 2018

We have served as the Company's auditor since at least 1968; however, the specific year has not been determined.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2017 and 2016

                (In millions, except share and per share data)

                                                                 2017           2016
                                                             -------------  -------------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated
 fair value (amortized cost: $157,809 and $155,141,
 respectively)..............................................  $    170,272   $    163,120
Equity securities available-for-sale, at estimated fair
 value (cost: $1,579 and $1,785, respectively)..............         1,658          1,839
Mortgage loans (net of valuation allowances of $271 and
 $267, respectively; includes $520 and $566, respectively,
 under the fair value option)...............................        58,459         56,560
Policy loans................................................         6,006          5,945
Real estate and real estate joint ventures (includes $1,077
 and $1,124, respectively, relating to variable interest
 entities; includes $25 and $56, respectively, of real
 estate held-for-sale)......................................         6,656          6,386
Other limited partnership interests (includes $0 and $14,
 respectively, relating to variable interest entities)......         3,991          3,725
Short-term investments, principally at estimated fair value.         3,155          4,690
Other invested assets (includes $131 and $39, respectively,
 relating to variable interest entities)....................        14,911         17,255
                                                             -------------  -------------
  Total investments.........................................       265,108        259,520
Cash and cash equivalents, principally at estimated fair
 value (includes $12 and $0, respectively, relating to
 variable interest entities)................................         5,069          5,714
Accrued investment income...................................         2,042          2,019
Premiums, reinsurance and other receivables (includes $3
 and $6, respectively, relating to variable interest
 entities)..................................................        22,098         22,383
Deferred policy acquisition costs and value of business
 acquired...................................................         4,348          4,743
Current income tax recoverable..............................            64             --
Other assets (includes $2 and $3, respectively, relating to
 variable interest entities)................................         4,741          4,346
Separate account assets.....................................       130,825        133,836
                                                             -------------  -------------
  Total assets..............................................  $    434,295   $    432,561
                                                             =============  =============
Liabilities and Equity
Liabilities
Future policy benefits......................................  $    119,415   $    115,519
Policyholder account balances...............................        93,939         92,466
Other policy-related balances...............................         7,176          7,103
Policyholder dividends payable..............................           499            510
Policyholder dividend obligation............................         2,121          1,931
Payables for collateral under securities loaned and other
 transactions...............................................        19,871         20,815
Short-term debt.............................................           243            100
Long-term debt (includes $6 and $12, respectively, at
 estimated fair value, relating to variable interest
 entities)..................................................         1,667          1,589
Current income tax payable..................................            --             50
Deferred income tax liability...............................         1,369          2,385
Other liabilities (includes $3 and $0, respectively,
 relating to variable interest entities)....................        27,409         29,497
Separate account liabilities................................       130,825        133,836
                                                             -------------  -------------
  Total liabilities.........................................       404,534        405,801
                                                             -------------  -------------
Contingencies, Commitments and Guarantees (Note 16)
Equity
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000
 shares authorized; 494,466,664 shares issued and
 outstanding................................................             5              5
Additional paid-in capital..................................        14,150         14,413
Retained earnings...........................................        10,035          9,033
Accumulated other comprehensive income (loss)...............         5,428          3,119
                                                             -------------  -------------
  Total Metropolitan Life Insurance Company stockholder's
   equity...................................................        29,618         26,570
Noncontrolling interests....................................           143            190
                                                             -------------  -------------
  Total equity..............................................        29,761         26,760
                                                             -------------  -------------
  Total liabilities and equity..............................  $    434,295   $    432,561
                                                             =============  =============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                                                        2017           2016           2015
                                                                                    ------------   ------------   ------------
Revenues
Premiums...........................................................................  $    22,925    $    22,393    $    21,934
Universal life and investment-type product policy fees.............................        2,227          2,542          2,584
Net investment income..............................................................       10,513         11,083         11,539
Other revenues.....................................................................        1,570          1,478          1,536
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities......................           (7)           (87)           (49)
Other-than-temporary impairments on fixed maturity securities transferred to other
 comprehensive income (loss).......................................................            1            (10)            (5)
Other net investment gains (losses)................................................          340            229            313
                                                                                    ------------   ------------   ------------
  Total net investment gains (losses)..............................................          334            132            259
Net derivative gains (losses)......................................................         (344)        (1,138)           881
                                                                                    ------------   ------------   ------------
  Total revenues...................................................................       37,225         36,490         38,733
                                                                                    ------------   ------------   ------------
Expenses
Policyholder benefits and claims...................................................       25,792         25,313         24,547
Interest credited to policyholder account balances.................................        2,235          2,233          2,183
Policyholder dividends.............................................................        1,097          1,200          1,264
Other expenses.....................................................................        5,135          5,803          6,258
                                                                                    ------------   ------------   ------------
  Total expenses...................................................................       34,259         34,549         34,252
                                                                                    ------------   ------------   ------------
Income (loss) before provision for income tax......................................        2,966          1,941          4,481
Provision for income tax expense (benefit).........................................         (561)           199          1,763
                                                                                    ------------   ------------   ------------
  Net income (loss)................................................................        3,527          1,742          2,718
Less: Net income (loss) attributable to noncontrolling interests...................            2             (8)            --
                                                                                    ------------   ------------   ------------
  Net income (loss) attributable to Metropolitan Life Insurance Company............  $     3,525    $     1,750    $     2,718
                                                                                    ============   ============   ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                        2017           2016        2015
                                   --------------   ---------   ---------
    Net income (loss).............  $       3,527    $  1,742    $  2,718
    Other comprehensive income
     (loss):
    Unrealized investment gains
     (losses), net of related
     offsets......................          4,079         406     (4,434)
    Unrealized gains (losses) on
     derivatives..................           (848)         36         559
    Foreign currency translation
     adjustments..................             26          13       (101)
    Defined benefit plans
     adjustment...................            129         217         342
                                   --------------   ---------   ---------
     Other comprehensive income
       (loss), before income tax..          3,386         672      (3,634)
    Income tax (expense) benefit
     related to items of other
     comprehensive income (loss)..        (1,077)        (238)      1,285
                                   --------------   ---------   ---------
     Other comprehensive income
       (loss), net of income tax..          2,309         434      (2,349)
                                   --------------   ---------   ---------
    Comprehensive income (loss)...          5,836       2,176         369
    Less: Comprehensive income
     (loss) attributable to
     noncontrolling interest, net
     of income tax................              2          (8)         --
                                   --------------   ---------   ---------
     Comprehensive income (loss)
       attributable to
       Metropolitan Life
       Insurance Company..........  $       5,834    $  2,184    $    369
                                   ==============   =========   =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                            Accumulated            Total
                                   Additional                  Other         Metropolitan Life
                          Common    Paid-in      Retained   Comprehensive    Insurance Company     Noncontrolling    Total
                          Stock     Capital     Earnings   Income (Loss)    Stockholder's Equity     Interests       Equity
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2014, as previously
 reported............... $      5 $    14,448  $   12,470        $  5,034               $ 31,957         $    392  $  32,349
Prior period revisions
 (Note 1)...............                             (164)                                  (164)                       (164)
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2014...................        5      14,448      12,306           5,034                 31,793              392     32,185
Capital contributions
 from MetLife, Inc......                    4                                                  4                           4
Returns of capital......                  (11)                                               (11)                        (11)
Excess tax benefits
 related to stock-based
 compensation...........                    3                                                  3                           3
Dividends paid to
 MetLife, Inc...........                           (1,489)                                (1,489)                     (1,489)
Change in equity of
 noncontrolling
 interests..............                                                                      --              (20)       (20)
Net income (loss).......                            2,718                                  2,718                       2,718
Other comprehensive
 income (loss), net of
 income tax.............                                           (2,349)                (2,349)                     (2,349)
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2015...................        5      14,444      13,535           2,685                 30,669              372     31,041
Capital contributions
 from MetLife, Inc......                   10                                                 10                          10
Returns of capital......                  (68)                                               (68)                        (68)
Excess tax benefits
 related to stock-based
 compensation...........                   27                                                 27                          27
Dividends paid to
 MetLife, Inc...........                           (3,600)                                (3,600)                     (3,600)
Dividend of
 subsidiaries (Note 3)..                           (2,652)                                (2,652)               2     (2,650)
Change in equity of
 noncontrolling
 interests..............                                                                      --             (176)      (176)
Net income (loss).......                            1,750                                  1,750               (8)     1,742
Other comprehensive
 income (loss), net of
 income tax.............                                              434                    434                         434
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2016...................        5      14,413       9,033           3,119                 26,570              190     26,760
Capital contributions
 from MetLife, Inc......                    6                                                  6                           6
Returns of capital......                  (20)                                               (20)                        (20)
Purchase of operating
 joint venture interest
 from an affiliate
 (Note 8)...............                 (249)                                              (249)                       (249)
Dividends paid to
 MetLife, Inc...........                           (2,523)                                (2,523)                     (2,523)
Change in equity of
 noncontrolling
 interests..............                                                                      --              (49)       (49)
Net income (loss).......                            3,525                                  3,525                2      3,527
Other comprehensive
 income (loss), net of
 income tax.............                                            2,309                  2,309                       2,309
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2017................... $      5 $    14,150  $   10,035        $  5,428               $ 29,618         $    143  $  29,761
                         ======== ===========  ==========  ==============  =====================  ===============  =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                              2017        2016        2015
                                           ----------  ----------  ----------
  Cash flows from operating activities
  Net income (loss).......................   $  3,527    $  1,742    $  2,718
  Adjustments to reconcile net income
   (loss) to net cash provided by (used
   in) operating activities:
   Depreciation and amortization expenses.        395         367         474
   Amortization of premiums and accretion
    of discounts associated with
    investments, net......................       (823)       (975)       (848)
   (Gains) losses on investments and from
    sales of businesses, net..............       (334)       (132)       (259)
   (Gains) losses on derivatives, net.....        900       1,865        (426)
   (Income) loss from equity method
    investments, net of dividends or
    distributions.........................        314         483         320
   Interest credited to policyholder
    account balances......................      2,235       2,233       2,183
   Universal life and investment-type
    product policy fees...................     (2,227)     (2,542)     (2,584)
   Change in fair value option and
    trading securities....................         17         406         278
   Change in accrued investment income....        (40)         81         113
   Change in premiums, reinsurance and
    other receivables.....................        277      (2,606)       (135)
   Change in deferred policy acquisition
    costs and value of business acquired,
    net...................................        180         108         260
   Change in income tax...................     (2,200)       (438)        238
   Change in other assets.................        309         701         763
   Change in insurance-related
    liabilities and policy-related
    balances..............................      4,029       2,741       2,648
   Change in other liabilities............       (156)      1,731        (461)
   Other, net.............................        (49)         39         (16)
                                           ----------  ----------  ----------
    Net cash provided by (used in)
     operating activities.................      6,354       5,804       5,266
                                           ----------  ----------  ----------
  Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities..............     53,984      74,985      82,744
   Equity securities......................        831         859         651
   Mortgage loans.........................      8,810      11,286      11,189
   Real estate and real estate joint
    ventures..............................        955         762       2,734
   Other limited partnership interests....        565         830       1,185
  Purchases of:
   Fixed maturity securities..............    (55,973)    (72,414)    (76,594)
   Equity securities......................       (607)       (771)       (694)
   Mortgage loans.........................    (10,680)    (16,039)    (16,268)
   Real estate and real estate joint
    ventures..............................       (885)     (1,390)       (823)
   Other limited partnership interests....       (794)       (809)       (668)
  Cash received in connection with
   freestanding derivatives...............      1,661       1,372       1,039
  Cash paid in connection with
   freestanding derivatives...............     (2,688)     (2,451)     (1,012)
  Net change in policy loans..............        (61)         85         357
  Net change in short-term investments....      1,623         694      (1,117)
  Net change in other invested assets.....       (177)       (434)       (603)
  Net change in property, equipment and
   leasehold improvements.................       (177)       (227)         23
                                           ----------  ----------  ----------
    Net cash provided by (used in)
     investing activities.................   $ (3,613)   $ (3,662)   $  2,143
                                           ----------  ----------  ----------

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                                                   2017         2016         2015
                                                                                 --------     --------     --------
Cash flows from financing activities
Policyholder account balances:
  Deposits...................................................................... $ 70,258     $ 64,962     $ 60,216
  Withdrawals...................................................................  (70,215)     (61,252)     (61,248)
Net change in payables for collateral under securities loaned and other
 transactions...................................................................     (525)        (696)      (2,230)
Long-term debt issued...........................................................      169           45          907
Long-term debt repaid...........................................................      (92)         (58)        (673)
Financing element on certain derivative instruments and other derivative
 related transactions, net......................................................     (300)        (321)         (66)
Cash paid in connection with noncontrolling interests...........................      (71)          --         (159)
Dividend of subsidiaries........................................................       --         (115)          --
Dividends paid to MetLife, Inc..................................................   (2,523)      (3,600)      (1,489)
Returns of capital..............................................................       (5)         (68)         (11)
Return of capital associated with the purchase of operating joint venture
 interest from an affiliate (Note 8)............................................     (249)          --           --
Other, net......................................................................      164           24            2
                                                                                 --------     --------     --------
  Net cash provided by (used in) financing activities...........................   (3,389)      (1,079)      (4,751)
                                                                                 --------     --------     --------
Effect of change in foreign currency exchange rates on cash and cash
 equivalents balances...........................................................        3           --           --
                                                                                 --------     --------     --------
  Change in cash and cash equivalents...........................................     (645)       1,063        2,658
Cash and cash equivalents, beginning of year....................................    5,714        4,651        1,993
                                                                                 --------     --------     --------
  Cash and cash equivalents, end of year........................................ $  5,069     $  5,714     $  4,651
                                                                                 ========     ========     ========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest........................................................................ $    105     $    114     $    123
                                                                                 ========     ========     ========
Income tax...................................................................... $  1,693     $    819     $  1,217
                                                                                 ========     ========     ========
Non-cash transactions
Capital contributions from MetLife, Inc......................................... $      6     $     10     $      4
                                                                                 ========     ========     ========
Returns of capital.............................................................. $     15     $     --     $     --
                                                                                 ========     ========     ========
Fixed maturity securities received in connection with pension risk transfer
 transactions................................................................... $     --     $    985     $    903
                                                                                 ========     ========     ========
Transfer of fixed maturity securities from affiliates........................... $    292     $    367     $     --
                                                                                 ========     ========     ========
Transfer of fixed maturity securities to affiliates............................. $     --     $  3,940     $     --
                                                                                 ========     ========     ========
Transfer of mortgage loans to affiliates........................................ $     --     $    626     $     --
                                                                                 ========     ========     ========
Deconsolidation of real estate investment vehicles (1):
  Reduction of long-term debt................................................... $     --     $     --     $    543
                                                                                 ========     ========     ========
  Reduction of real estate and real estate joint ventures....................... $     --     $    354     $    389
                                                                                 ========     ========     ========
  Increase in noncontrolling interests.......................................... $     --     $     --     $    153
                                                                                 ========     ========     ========
  Reduction of noncontrolling interests......................................... $     --     $    354     $     --
                                                                                 ========     ========     ========
Disposal of subsidiaries:
Assets disposed................................................................. $     --     $ 27,476     $     --
Liabilities disposed............................................................       --      (24,572)          --
                                                                                 --------     --------     --------
  Net assets disposed...........................................................       --        2,904           --
Cash disposed...................................................................       --         (115)          --
Dividend of interests in subsidiaries...........................................       --       (2,789)          --
                                                                                 --------     --------     --------
  Loss on dividend of interests in subsidiaries................................. $     --     $     --     $     --
                                                                                 ========     ========     ========

---------

(1) For the year ended December 31, 2015, amounts represent the impact of the consolidation of a real estate investment vehicle, offset by the subsequent deconsolidation of such real estate investment vehicle.

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Discontinued Operations

    The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. A disposal of a component is reported in discontinued operations if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

  .   investments are directed by the contractholder; and

  . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Reclassifications

    Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

  Revisions

    On December 15, 2017, MetLife, Inc. announced that it was undertaking a review of practices and procedures used to estimate its reserves related to certain Retirement and Income Solutions ("RIS") group annuitants who have been unresponsive or missing over time. As a result of this process, the Company increased reserves by $510 million, before income tax, to reinstate reserves previously released, and to reflect accrued interest and other related liabilities. Of this increase, $372 million was considered an error and, recording this amount in the fourth quarter of 2017 financial statements would have had a material effect on the results of operations for 2017. As a result of this adjustment, amounts previously reported have been immaterially restated. The impact of this revision to net income (loss) attributable to Metropolitan Life Insurance Company was a reduction of $21 million and $20 million for the years ended December 31, 2016 and 2015, respectively. In addition, the Company has corrected other unrelated immaterial errors which were previously recorded in the periods the Company identified them.

    The impact of the revisions is shown in the tables below:

                                                                         December 31, 2016
                                                                  -------------------------------
                                                                      As
                                                                  Previously              As
Consolidated Balance Sheets                                        Reported  Revisions  Revised
----------------------------------------------------------------- ---------- --------- ----------
                                                                           (In millions)
Liabilities
  Future policy benefits......................................... $  115,556 $    (37) $  115,519
  Other policy-related balances.................................. $    6,731 $    372  $    7,103
  Deferred income tax liability.................................. $    2,503 $   (118) $    2,385
  Total liabilities.............................................. $  405,584 $    217  $  405,801
Equity
  Retained earnings.............................................. $    9,250 $   (217) $    9,033
  Total Metropolitan Life Insurance Company stockholder's equity. $   26,787 $   (217) $   26,570
  Total equity................................................... $   26,977 $   (217) $   26,760

                                                                   For the Years Ended December 31,
                                                     -------------------------------------------------------------
                                                                 2016                           2015
                                                     ----------------------------- -------------------------------
                                                         As                            As
                                                     Previously             As     Previously              As
Consolidated Statements of Operations                 Reported  Revisions Revised   Reported  Revisions  Revised
---------------------------------------------------- ---------- --------- -------- ---------- --------- ----------
                                                                 (In millions, except per share data)
Revenues
  Net investment income............................. $  11,083   $    --  $ 11,083 $  11,577  $    (38) $   11,539
  Total revenues.................................... $  36,490   $    --  $ 36,490 $  38,771  $    (38) $   38,733
Expenses
  Policyholder benefits and claims.................. $  25,291   $    22  $ 25,313 $  24,527  $     20  $   24,547
  Total expenses.................................... $  34,527   $    22  $ 34,549 $  34,232  $     20  $   34,252
Income (loss) before provision for income tax....... $   1,963   $   (22) $  1,941 $   4,539  $    (58) $    4,481
Provision for income tax expense (benefit).......... $     207   $    (8) $    199 $   1,782  $    (19) $    1,763
Net income (loss)................................... $   1,756   $   (14) $  1,742 $   2,757  $    (39) $    2,718
Net income (loss) attributable to Metropolitan Life
 Insurance Company.................................. $   1,764   $   (14) $  1,750 $   2,757  $    (39) $    2,718

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


                                                                       For the Years Ended December 31,
                                                        ---------------------------------------------------------------
                                                                     2016                            2015
                                                        ------------------------------ --------------------------------
                                                            As                             As
                                                        Previously              As     Previously               As
Consolidated Statements of Comprehensive Income (Loss)   Reported  Revisions  Revised   Reported  Revisions   Revised
------------------------------------------------------  ---------- ---------  -------- ---------- ---------  ----------
                                                                                 (In millions)
    Net income (loss).................................. $    1,756 $     (14) $  1,742 $    2,757 $     (39) $    2,718
    Comprehensive income (loss)........................ $    2,190 $     (14) $  2,176 $      408 $     (39) $      369
     Comprehensive income (loss) attributable to
       Metropolitan Life Insurance Company............. $    2,198 $     (14) $  2,184 $      408 $     (39) $      369

                                                                    As
                                                                Previously              As
Consolidated Statements of Equity                                Reported  Revisions  Revised
--------------------------------------------------------------- ---------- --------- ---------
                                                                        (In millions)
Retained Earnings
  Balance at December 31, 2014................................. $  12,470  $   (164) $  12,306
  Net income (loss)............................................ $   2,757  $    (39) $   2,718
  Balance at December 31, 2015................................. $  13,738  $   (203) $  13,535
  Net income (loss)............................................ $   1,764  $    (14) $   1,750
  Balance at December 31, 2016................................. $   9,250  $   (217) $   9,033
Total Metropolitan Life Insurance Company Stockholder's Equity
  Balance at December 31, 2014................................. $  31,957  $   (164) $  31,793
  Balance at December 31, 2015................................. $  30,872  $   (203) $  30,669
  Balance at December 31, 2016................................. $  26,787  $   (217) $  26,570
Total Equity
  Balance at December 31, 2014................................. $  32,349  $   (164) $  32,185
  Balance at December 31, 2015................................. $  31,244  $   (203) $  31,041
  Balance at December 31, 2016................................. $  26,977  $   (217) $  26,760

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


                                                                             For the Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                            2016                           2015
                                                               -----------------------------  -----------------------------
                                                                   As                             As
                                                               Previously              As     Previously              As
Consolidated Statements of Cash Flows                           Reported  Revisions  Revised   Reported  Revisions  Revised
-------------------------------------------------------------  ---------- --------- --------  ---------- --------- --------
                                                                                       (In millions)
Cash flows from operating activities
  Net income (loss)...........................................  $  1,756    $ (14)  $  1,742   $  2,757    $ (39)  $  2,718
  Change in income tax........................................  $   (430)   $  (8)  $   (438)  $    257    $ (19)  $    238
  Change in insurance-related liabilities and policy-related
   balances...................................................  $  2,719    $  22   $  2,741   $  2,628    $  20   $  2,648
  Change in other liabilities.................................  $  1,731    $  --   $  1,731   $   (499)   $  38   $   (461)

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------
Accounting Policy                                                                       Note
--------------------------------------------------------------------------------------------
Insurance                                                                               4
--------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     5
--------------------------------------------------------------------------------------------
Reinsurance                                                                             6
--------------------------------------------------------------------------------------------
Investments                                                                             8
--------------------------------------------------------------------------------------------
Derivatives                                                                             9
--------------------------------------------------------------------------------------------
Fair Value                                                                             10
--------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                 14
--------------------------------------------------------------------------------------------
Income Tax                                                                             15
--------------------------------------------------------------------------------------------
Litigation Contingencies                                                               16
--------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

     The Company issues directly and assumes through reinsurance certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
   (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

     Guarantees accounted for as embedded derivatives in policyholder account balances include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlements, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

     See Note 4 for additional information on obligations assumed under structured settlement assignments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums.
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins.
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits.
 . Fixed and variable deferred annuity
   contracts

    See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

     Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity and Equity Securities

     The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 8 "Fixed Maturity and Equity Securities AFS -- Methodology for Amortization of Premium and Accretion of Discount on Structured Securities." The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates. Dividends on equity securities are recognized when declared.

     The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "Fixed Maturity and Equity Securities AFS -- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
   (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

     With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

   Mortgage Loans

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

     Also included in mortgage loans are residential mortgage loans for which the fair value option ("FVO") was elected and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

     Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments when such distributions become payable or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

     The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

   Short-term Investments

     Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

     Other invested assets consist principally of the following:

  . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

  . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method. See
      Note 15.

  . Loans to affiliates which are stated at unpaid principal balance and adjusted for any unamortized premium or discount.

  . Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 4.

  . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. Leveraged leases derive investment returns in part from their income tax treatment. The Company regularly reviews residual values for impairment.

  . Direct financing leases gross investment is equal to the minimum lease payments plus the unguaranteed residual value. Income is recorded by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.

  . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

  . Investment in an operating joint venture that engages in insurance underwriting activities accounted for under the equity method.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Securities Lending Program

     Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

   Repurchase Agreements

     The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends fixed maturity securities and receives cash as collateral in an amount generally equal to 95% to 100% of the estimated fair value of the securities loaned at the inception of the transaction. The associated liability is recorded at the amount of cash received. The Company monitors the estimated fair value of the collateral and the securities loaned throughout the duration of the transaction and additional collateral is obtained as necessary. Securities loaned under such transactions may be sold or re-pledged by the transferee.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:  Derivative:
-----------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       Economic hedges of variable annuity guarantees included in future policy benefits
-----------------------------------------------------------------------------------------------------------
Net investment income                  Economic hedges of equity method investments in joint ventures
                                       All derivatives held in relation to trading portfolios

   Hedge Accounting

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

     The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

  . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

  . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

  . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

     Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Employee Benefit Plans

    The Company sponsors and administers various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

    The Company recognizes the funded status of each of its defined benefit pension and postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

    Actuarial gains and losses result from differences between the actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management's estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

    The Company also sponsors defined contribution plans for substantially all employees under which a portion of employee contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized on the balance sheets.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  . the length of time that carryforward can be utilized in the various taxing jurisdictions;

  . future taxable income exclusive of reversing temporary differences and carryforwards;

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    On December 22, 2017, President Trump signed into law H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform"). See
  Note 15 for additional information on U.S. Tax Reform and related Staff Accounting Bulletin ("SAB") 118 provisional amounts.

  Litigation Contingencies

    The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     Stock-based compensation recognized on the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     MetLife, Inc. grants certain employees stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2013 and after which are re-measured quarterly, the cost of all stock-based transactions is measured at fair value at the grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon the attainment of the applicable criteria for post-employment award continuation, the requisite service period subsequent to attaining such criteria is considered non-substantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of such criteria. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

   Cash and Cash Equivalents

     The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.2 billion and $1.3 billion at December 31, 2017 and 2016, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $614 million and $673 million at December 31, 2017 and 2016, respectively. Related depreciation and amortization expense was $124 million, $139 million and $159 million for the years ended December 31, 2017, 2016 and 2015, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.7 billion and $1.5 billion at December 31, 2017 and 2016, respectively. Accumulated amortization of capitalized software was $1.3 billion and $1.1 billion at December 31, 2017 and 2016, respectively. Related amortization expense was $164 million, $132 million and $150 million for the years ended December 31, 2017, 2016 and 2015, respectively.

   Other Revenues

     Other revenues primarily include, in addition to items described elsewhere herein, prepaid legal plan fees, administrative service fees, and fees related to certain stable value products. Such fees are recognized in the period in which services are performed.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.

   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Goodwill

     Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     The Company tests goodwill for impairment by either performing a qualitative assessment or a two-step quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a two-step quantitative impairment test. In performing the two-step quantitative impairment test, the Company may determine the fair values of its reporting units by applying a market multiple, discounted cash flow, and/or an actuarial based valuation approach.

     For the 2017 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $70 million in the U.S segment and $31 million in the MetLife Holdings segment, at both
   December 31, 2017 and 2016.

Adoption of New Accounting Pronouncements

  Effective January 1, 2017, the Company early adopted guidance relating to business combinations. The new guidance clarifies the definition of a business and requires that an entity apply certain criteria in order to determine when a set of assets and activities qualifies as a business. The adoption of this standard will result in fewer acquisitions qualifying as businesses and, accordingly, acquisition costs for those acquisitions that do not qualify as businesses will be capitalized rather than expensed. The adoption did not have a material impact on the Company's consolidated financial statements.

  Effective January 1, 2017, the Company retrospectively adopted guidance relating to consolidation. The new guidance does not change the characteristics of a primary beneficiary under current GAAP. It changes how a reporting entity evaluates whether it is the primary beneficiary of a VIE by changing how a reporting entity that is a single decisionmaker of a VIE handles indirect interests in the entity held through related parties that are under common control with the reporting entity. The adoption did not have a material impact on the Company's consolidated financial statements.

  Effective January 1, 2016, the Company retrospectively adopted guidance relating to short-duration contracts. The new guidance requires insurance entities to provide users of financial statements with more transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on: (i) reconciling from the claim development table to the balance sheet liability, (ii) methodologies and judgments in estimating claims, and (iii) the timing and frequency of claims. The adoption did not have an impact on the Company's consolidated financial statements other than expanded disclosures in Note 4.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  Effective January 1, 2016, the Company retrospectively adopted new guidance relating to the consolidation of certain entities. The objective of the new standard is to improve targeted areas of the consolidation guidance and to reduce the number of consolidation models. The new consolidation standard provides guidance on how a reporting entity (i) evaluates whether the entity should consolidate limited partnerships and similar entities, (ii) assesses whether the fees paid to a decisionmaker or service provider are variable interests in a VIE, and (iii) assesses the variable interests in a VIE held by related parties of the reporting entity. The new guidance also eliminates the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. The adoption of the new guidance did not impact which entities are consolidated by the Company. The consolidated VIE assets and liabilities and unconsolidated VIE carrying amounts and maximum exposure to loss as of December 31, 2016, disclosed in Note 8, reflect the application of the new guidance.

Other

  Effective January 3, 2017, the Chicago Mercantile Exchange ("CME") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments impacted the accounting treatment of the Company's centrally cleared derivatives for which the CME serves as the central clearing party. As of the effective date, the application of the amended rulebook reduced gross derivative assets by $751 million, gross derivative liabilities by $603 million, accrued investment income by $55 million, accrued investment expense recorded within other liabilities by $10 million, collateral receivables recorded within premiums, reinsurance and other receivables of $226 million, and collateral payables recorded within payables for collateral under securities loaned and other transactions of $419 million.

Future Adoption of New Accounting Pronouncements

  In February 2018, the Financial Accounting Standards Board ("FASB") issued new guidance on reporting comprehensive income (Accounting Standards Update ("ASU") 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220):
Reclassification of Certain Tax Effects from AOCI). The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate or law in U.S. Tax Reform is recognized. Early adoption is permitted. Current GAAP guidance requires that the effect of a change in tax laws or rates on deferred tax liabilities or assets to be included in income from continuing operations in the reporting period that includes the enactment date, even if the related income tax effects were originally charged or credited directly to AOCI. The new guidance allows a reclassification of AOCI to retained earnings for stranded tax effects resulting from U.S. Tax Reform. Also, the new guidance requires certain disclosures about stranded tax effects. The Company will early adopt the new guidance in the first quarter of 2018. The Company expects the impact of the new guidance at adoption will be a decrease to retained earnings as of January 1, 2018 of approximately $1.0 billion with a corresponding increase to AOCI.

  In August 2017, the FASB issued new guidance on hedging activities
(ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities). The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings. Early adoption is permitted. The new guidance simplifies the application of hedge accounting in certain situations and amends the hedge accounting model to enable entities to better portray the economics of their risk management activities in the financial statements. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

  In March 2017, the FASB issued new guidance on purchased callable debt securities (ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt
Securities). The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings. Early adoption is permitted. The ASU shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. However, the new guidance does not require an accounting change for securities held at a discount whose discount continues to be amortized to maturity. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  In March 2017, the FASB issued new guidance on the presentation of net periodic pension cost and net periodic postretirement benefit cost
(ASU 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost). The new guidance is effective for annual periods beginning after December 15, 2017 and interim periods within those annual periods. The guidance requires that an employer that offers to its employees defined benefit pension or other postretirement benefit plans report the service cost component in the same line item or items as other compensation costs. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations, if one is presented. If a separate line item is not used, the line item used in the income statement to present the other components of net benefit cost must be disclosed. In addition, the guidance allows only the service cost component to be eligible for capitalization when applicable. The guidance should be applied retrospectively for the presentation of the service cost component in the income statement with a practical expedient for the estimation basis for applying the retrospective presentation requirements, and prospectively for the capitalization of the service component. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

  In February 2017, the FASB issued new guidance on derecognition of nonfinancial assets (ASU 2017-05, Other Income-Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. Early adoption is permitted for interim or annual reporting periods beginning after December 15, 2016. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment to retained earnings at the date of adoption. The new guidance clarifies the scope and accounting of a financial asset that meets the definition of an "in-substance nonfinancial asset" and defines the term "in-substance nonfinancial asset." The ASU also adds guidance for partial sales of nonfinancial assets. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

  In January 2017, the FASB issued new guidance on goodwill impairment
(ASU 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment). The new guidance is effective for fiscal years beginning after December 15, 2019 and interim periods within those fiscal years, and should be applied on a prospective basis. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The new guidance simplifies the current two-step goodwill impairment test by eliminating Step 2 of the test. The new guidance requires a one-step impairment test in which an entity compares the fair value of a reporting unit with its carrying amount and recognizes an impairment charge for the amount by which the carrying amount exceeds the reporting unit's fair value, if any. The Company expects the adoption of the new guidance will reduce the complexity involved with the evaluation of goodwill for impairment. The impact of this guidance will depend on the outcomes of future goodwill impairment tests.

  In November 2016, the FASB issued new guidance on restricted cash
(ASU 2016-18, Statement of Cash Flows (Topic 230): A consensus of the FASB Emerging Issues Task Force). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

  In October 2016, the FASB issued new guidance on tax accounting for intra-entity transfers of assets (ASU 2016-16, Income Taxes (Topic 740):
Intra-Entity Transfers of Assets Other Than Inventory). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a modified retrospective basis. The Company will apply the guidance as of January 1, 2018. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The new guidance requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Based on the Company's assessment of the intra-entity asset transfers and related deferred income taxes that are in scope, the Company expects the adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  In August 2016, the FASB issued new guidance on cash flow statement presentation (ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied retrospectively to all periods presented. Early adoption is permitted in any interim or annual period. The new guidance addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

  In June 2016, the FASB issued new guidance on measurement of credit losses on financial instruments (ASU 2016-13, Financial Instruments - Credit Losses
(Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance requires that an OTTI on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

  In February 2016, the FASB issued new guidance on leasing transactions
(ASU 2016-02, Leases - Topic 842). The new guidance is effective for the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, and requires a modified retrospective transition approach. Early adoption is permitted. The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months. Leases would be classified as finance or operating leases and both types of leases will be recognized on the balance sheet. Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes. The new guidance will also require new qualitative and quantitative disclosures. The Company's implementation efforts are primarily focused on the review of its existing lease contracts, identification of other contracts that may fall under the scope of the new guidance, and performing a gap analysis on the current state of lease-related activities compared with the future state of lease-related activities. The Company is currently evaluating the overall impact of the new guidance on its consolidated financial statements.

  In January 2016, the FASB issued new guidance (ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities, as amended by ASU 2018-03, Financial Instruments-Overall: Technical Corrections and Improvements, issued in February
2018) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the FVO that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments. Additionally, there will no longer be a requirement to assess equity securities for impairment since such securities will be measured at fair value through net income. The Company has assessed the population of financial instruments that are subject to the new guidance and has determined that the most significant impact will be the requirement to report changes in fair value in net income each reporting period for all equity securities currently classified as AFS and to a lesser extent, other limited partnership interests and real estate joint ventures that are currently accounted for under the cost method. The Company will utilize a modified retrospective approach to adopt the new guidance effective January 1, 2018. The expected impact related to the change in accounting for equity securities AFS will be $63 million of net unrealized investment gains, net of income tax, which will be reclassified from AOCI to retained earnings. The estimated financial statement impact related to cost method other limited partnership interests and real estate joint ventures was not material.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers - Topic 606), effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The Company will apply the guidance retrospectively with a cumulative-effect adjustment as of January 1, 2018. The new guidance supersedes nearly all existing revenue recognition guidance under U.S. GAAP. However, it does not impact the accounting for insurance and investment contracts within the scope of Accounting Standards Codification (ASC) Topic 944, Financial Services - Insurance, leases, financial instruments and certain guarantees. For those contracts that are impacted, the new guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company identified revenue streams within the scope of the guidance that are all included within other revenues in the consolidated statements of operations and evaluated the related contracts, primarily consisting of prepaid legal plans and administrative-only contracts within the U.S. segment, and distribution and administrative services fees within the MetLife Holdings segment. As other revenues represents approximately 4% of consolidated total revenues for the year ended December 31, 2017, the modified retrospective adoption as of January 1, 2018, did not have a material impact on the Company's consolidated financial position and the Company has not identified any material prospective changes in the recognition and measurement of other revenue. The Company expects to expand its qualitative disclosures within the notes to the consolidated financial statements.

Other

  Effective January 16, 2018, the London Clearing House ("LCH") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments will impact the accounting treatment of the Company's centrally cleared derivatives, for which the LCH serves as the central clearing party. The application of the amended rulebook is expected to reduce the gross derivative assets and liabilities, as well as the related collateral, recorded on the consolidated balance sheet for trades cleared through the LCH. The Company is currently evaluating the impact of these amendments on its consolidated financial statements.

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in Corporate & Other.

  On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") through a distribution of 96,776,670 shares of the 119,773,106 shares of Brighthouse Financial, Inc. common stock outstanding, representing 80.8% of those shares, to MetLife, Inc. common shareholders (the "Separation"). MetLife, Inc. retained the remaining ownership interest of 22,996,436 shares, or 19.2%, of Brighthouse Financial, Inc. common stock outstanding.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S. segment is organized into two businesses: Group Benefits and Retirement and Income Solutions.

 . The Group Benefits business offers insurance products and services which include life, dental, group short- and long-term disability, individual disability, accidental death and dismemberment, vision and accident & health coverages, as well as prepaid legal plans. This business also sells administrative services-only arrangements to some employers.

 . The Retirement and Income Solutions business offers a broad range of annuity and investment products, including capital market investment products, institutional income annuities, stable value and pension risk transfer products. This business also includes products to fund tort settlements, as well as postretirement benefits and company-, bank- or trust-owned life insurance.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses no longer actively marketed by the Company, such as variable, universal, term and whole life insurance, variable, fixed and index-linked annuities and long-term care insurance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


Corporate & Other

  Corporate & Other contains the excess capital, as well as certain charges and activities, not allocated to the segments, including enterprise-wide strategic initiative restructuring charges and various start-up businesses (including the direct to consumer portion of the U.S. Direct business). Corporate & Other also includes the Company's ancillary international operations and interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. For the years ended December 31, 2016 and 2015, Corporate & Other includes business of the Company that was transferred to Brighthouse. In addition, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company's GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business. Adjusted earnings allows analysis of the Company's performance and facilitates comparisons to industry results.

  Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.

  The financial measures of adjusted revenues and adjusted expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

 . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

 . Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method and (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

  The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs") and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

 . Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs and (iii) Market Value Adjustments;

 . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2017, 2016 and 2015 and at December 31, 2017 and 2016. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's business.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, net income (loss) or adjusted earnings.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                                 MetLife    Corporate                               Total
Year Ended December 31, 2017                           U.S.      Holdings    & Other      Total     Adjustments  Consolidated
--------------------------------------------------- ----------  ----------  ---------  -----------  -----------  ------------
                                                                                  (In millions)
Revenues
Premiums........................................... $   19,496  $    3,420  $       9  $    22,925   $       --   $    22,925
Universal life and investment-type product policy
 fees..............................................      1,004       1,126         --        2,130           97         2,227
Net investment income..............................      6,206       4,920       (243)      10,883         (370)       10,513
Other revenues.....................................        781         200        589        1,570           --         1,570
Net investment gains (losses)......................         --          --         --           --          334           334
Net derivative gains (losses)......................         --          --         --           --         (344)         (344)
                                                    ----------  ----------  ---------  -----------  -----------  ------------
  Total revenues...................................     27,487       9,666        355       37,508         (283)       37,225
                                                    ----------  ----------  ---------  -----------  -----------  ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends.........................................     20,558       6,006          4       26,568          321        26,889
Interest credited to policyholder account balances.      1,459         779         --        2,238           (3)        2,235
Capitalization of DAC..............................        (48)        (13)        --          (61)          --           (61)
Amortization of DAC and VOBA.......................         56         303         --          359         (118)          241
Interest expense on debt...........................         11           8         87          106           --           106
Other expenses.....................................      2,717       1,201        930        4,848            1         4,849
                                                    ----------  ----------  ---------  -----------  -----------  ------------
  Total expenses...................................     24,753       8,284      1,021       34,058          201        34,259
                                                    ----------  ----------  ---------  -----------  -----------  ------------
Provision for income tax expense (benefit).........        954         427       (368)       1,013       (1,574)         (561)
                                                    ----------  ----------  ---------  -----------               ------------
  Adjusted earnings................................ $    1,780  $      955  $    (298)       2,437
                                                    ==========  ==========  =========
Adjustments to:
Total revenues.....................................                                           (283)
Total expenses.....................................                                           (201)
Provision for income tax (expense) benefit.........                                          1,574
                                                                                       -----------
  Net income (loss)..........................................                          $     3,527                $     3,527
                                                                                       ===========               ============

                                                     MetLife   Corporate
 At December 31, 2017                       U.S.     Holdings   & Other    Total
---------------------------------------  ---------- ---------- --------- ----------
                                                       (In millions)
 Total assets........................... $  245,750 $  163,397 $  25,148 $  434,295
 Separate account assets................ $   80,240 $   50,585 $      -- $  130,825
 Separate account liabilities........... $   80,240 $   50,585 $      -- $  130,825

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                                   MetLife     Corporate                               Total
Year Ended December 31, 2016                            U.S.       Holdings     & Other      Total     Adjustments  Consolidated
--------------------------------------------------- -----------  -----------  ----------  -----------  -----------  ------------
                                                                                   (In millions)
Revenues
Premiums........................................... $    17,921  $     4,411  $       61  $    22,393  $        --  $    22,393
Universal life and investment-type product policy
 fees..............................................         988        1,236         216        2,440          102        2,542
Net investment income..............................       6,075        5,606         (67)      11,614         (531)      11,083
Other revenues.....................................         750          110         618        1,478           --        1,478
Net investment gains (losses)......................          --           --          --           --          132          132
Net derivative gains (losses)......................          --           --          --           --       (1,138)      (1,138)
                                                    -----------  -----------  ----------  -----------  -----------  -----------
  Total revenues...................................      25,734       11,363         828       37,925       (1,435)      36,490
                                                    -----------  -----------  ----------  -----------  -----------  -----------
Expenses
Policyholder benefits and claims and
 policyholder dividends............................      18,968        7,244         130       26,342          171       26,513
Interest credited to policyholder account balances.       1,297          907          32        2,236           (3)       2,233
Capitalization of DAC..............................         (60)        (267)         (5)        (332)          --         (332)
Amortization of DAC and VOBA.......................          56          675          56          787         (346)         441
Interest expense on debt...........................          10            7          95          112           --          112
Other expenses.....................................       2,770        1,850         825        5,445          137        5,582
                                                    -----------  -----------  ----------  -----------  -----------  -----------
  Total expenses...................................      23,041       10,416       1,133       34,590          (41)      34,549
                                                    -----------  -----------  ----------  -----------  -----------  -----------
Provision for income tax expense (benefit).........         963          274        (551)         686         (487)         199
                                                    -----------  -----------  ----------  -----------               -----------
  Adjusted earnings................................ $     1,730  $       673  $      246        2,649
                                                    ===========  ===========  ==========
Adjustments to:
Total revenues.....................................                                            (1,435)
Total expenses.....................................                                                41
Provision for income tax (expense) benefit.........                                               487
                                                                                          -----------
  Net income (loss)....................................................................   $     1,742               $     1,742
                                                                                          ===========               ===========

                                             MetLife     Corporate
At December 31, 2016              U.S.       Holdings     & Other      Total
----------------------------- ------------ ------------ ----------- ------------
                                                (In millions)
Total assets................. $    247,555 $    163,024 $    21,982 $    432,561
Separate account assets...... $     85,854 $     47,982 $        -- $    133,836
Separate account liabilities. $     85,854 $     47,982 $        -- $    133,836

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


                                                                   MetLife     Corporate                              Total
Year Ended December 31, 2015                            U.S.       Holdings     & Other      Total     Adjustments Consolidated
--------------------------------------------------- -----------  -----------  ----------  -----------  ----------- ------------
                                                                                   (In millions)
Revenues
Premiums........................................... $    17,340  $     4,527  $       67  $    21,934  $       --  $    21,934
Universal life and investment-type product policy
 fees..............................................         941        1,294         249        2,484         100        2,584
Net investment income..............................       6,011        5,890          94       11,995        (456)      11,539
Other revenues.....................................         729          135         672        1,536          --        1,536
Net investment gains (losses)......................          --           --          --           --         259          259
Net derivative gains (losses)......................          --           --          --           --         881          881
                                                    -----------  -----------  ----------  -----------  ----------  -----------
  Total revenues...................................      25,021       11,846       1,082       37,949         784       38,733
                                                    -----------  -----------  ----------  -----------  ----------  -----------
Expenses
Policyholder benefits and claims and policyholder
 dividends.........................................      18,415        7,207         125       25,747          64       25,811
Interest credited to policyholder account balances.       1,212          933          34        2,179           4        2,183
Capitalization of DAC..............................         (71)        (409)         (2)        (482)         --         (482)
Amortization of DAC and VOBA.......................          59          527          44          630         112          742
Interest expense on debt...........................           5            4         113          122          --          122
Other expenses.....................................       2,724        1,825       1,324        5,873           3        5,876
                                                    -----------  -----------  ----------  -----------  ----------  -----------
  Total expenses...................................      22,344       10,087       1,638       34,069         183       34,252
                                                    -----------  -----------  ----------  -----------  ----------  -----------
Provision for income tax expense (benefit).........         961          556          37        1,554         209        1,763
                                                    -----------  -----------  ----------  -----------              -----------
  Adjusted earnings................................ $     1,716  $     1,203  $     (593)       2,326
                                                    ===========  ===========  ==========
Adjustments to:
Total revenues.....................................                                               784
Total expenses.....................................                                              (183)
Provision for income tax (expense) benefit.........                                              (209)
                                                                                          -----------
  Net income (loss)................................                                       $     2,718              $     2,718
                                                                                          ===========              ===========

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                   Years Ended December 31,
                                                   -----------------------
                                                    2017     2016    2015
                                                   -------  ------- -------
                                                        (In millions)
     Life insurance............................... $13,139  $13,907 $13,811
     Accident & health insurance..................   7,933    7,889   7,475
     Annuities....................................   5,390    4,379   4,548
     Non-insurance................................     260      238     220
                                                   -------  ------- -------
      Total....................................... $26,722  $26,413 $26,054
                                                   =======  ======= =======

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. customer were $2.8 billion, $2.8 billion and $2.7 billion for the years ended December 31, 2017, 2016 and 2015, respectively, which represented 11%, 10% and 10%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2017, 2016 and 2015.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


3. Disposition

  In December 2016, the Company distributed to MetLife, Inc. as a non-cash extraordinary dividend all of the issued and outstanding shares of common stock of its wholly-owned subsidiaries, New England Life Insurance Company ("NELICO") and General American Life Insurance Company ("GALIC"). The net book value of NELICO and GALIC at the time of the dividend was $2.9 billion, which was recorded as a dividend of retained earnings of $2.7 billion and a decrease to other comprehensive income of $254 million, net of income tax. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NELICO and GALIC.

4. Insurance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                         -----------------
                                           2017     2016
                                         -------- --------
                                           (In millions)
                      U.S............... $131,224 $124,877
                      MetLife Holdings..   89,012   89,874
                      Corporate & Other.      294      337
                                         -------- --------
                       Total............ $220,530 $215,088
                                         ======== ========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

-------------------------------------------------------------------------------
Product Type:                Measurement Assumptions:
-------------------------------------------------------------------------------
Participating life           Aggregate of (i) net level premium reserves for
                               death and endowment policy benefits (calculated
                               based upon the non-forfeiture interest rate,
                               ranging from 3% to 7%, and mortality rates
                               guaranteed in calculating the cash surrender
                               values described in such contracts); and
                               (ii) the liability for terminal dividends.
-------------------------------------------------------------------------------
Nonparticipating life        Aggregate of the present value of future expected
                               benefit payments and related expenses less the
                               present value of future expected net premiums.
                               Assumptions as to mortality and persistency are
                               based upon the Company's experience when the
                               basis of the liability is established. Interest
                               rate assumptions for the aggregate future
                               policy benefit liabilities range from 2% to 11%.
-------------------------------------------------------------------------------
Individual and group         Present value of future expected payments.
traditional fixed annuities    Interest rate assumptions used in establishing
after annuitization            such liabilities range from 1% to 11%.
-------------------------------------------------------------------------------
Non-medical health           The net level premium method and assumptions as
insurance                      to future morbidity, withdrawals and interest,
                               which provide a margin for adverse deviation.
                               Interest rate assumptions used in establishing
                               such liabilities range from 4% to 7%.
-------------------------------------------------------------------------------
Disabled lives               Present value of benefits method and experience
                               assumptions as to claim terminations, expenses
                               and interest. Interest rate assumptions used in
                               establishing such liabilities range from 2% to
                               8%.
-------------------------------------------------------------------------------

  Participating business represented 4% of the Company's life insurance in-force at both December 31, 2017 and 2016. Participating policies represented 21%, 26% and 27% of gross traditional life insurance premiums for the years ended December 31, 2017, 2016 and 2015, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 13%, less expenses, mortality charges and withdrawals.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


Guarantees

   The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life-contingent portion of GMWBs and the portion of certain GMIBs that do not require annuitization are accounted for as embedded derivatives in policyholder account balances and are further discussed in
Note 9. Guarantees accounted for as insurance liabilities include:

 ------------------------------------------------------------------------------
 Guarantee:                                   Measurement Assumptions:
 ------------------------------------------------------------------------------
 GMDBs  . A return of purchase payment      . Present value of expected death
           upon death even if the account      benefits in excess of the
           value is reduced to zero.           projected account balance
                                               recognizing the excess ratably
                                               over the accumulation period
                                               based on the present value of
                                               total expected assessments.

        . An enhanced death benefit may be  . Assumptions are consistent with
           available for an additional fee.    those used for amortizing DAC,
                                               and are thus subject to the
                                               same variability and risk.

                                            .  Investment performance and
                                               volatility assumptions are
                                               consistent with the historical
                                               experience of the appropriate
                                               underlying equity index, such
                                               as the S&P 500 Index.

                                            . Benefit assumptions are based on
                                               the average benefits payable
                                               over a range of scenarios.
 ------------------------------------------------------------------------------
 GMIBs  . After a specified period of time  . Present value of expected income
           determined at the time of           benefits in excess of the
           issuance of the variable            projected account balance at
           annuity contract, a minimum         any future date of
           accumulation of purchase            annuitization and recognizing
           payments, even if the account       the excess ratably over the
           value is reduced to zero, that      accumulation period based on
           can be annuitized to receive a      present value of total expected
           monthly income stream that is       assessments.
           not less than a specified
           amount.

        .  Certain contracts also provide   . Assumptions are consistent with
           for a guaranteed lump sum           those used for estimating GMDB
           return of purchase premium in       liabilities.
           lieu of the annuitization
           benefit.

                                            . Calculation incorporates an
                                               assumption for the percentage
                                               of the potential annuitizations
                                               that may be elected by the
                                               contractholder.
 ------------------------------------------------------------------------------
 GMWBs. . A return of purchase payment via  . Expected value of the life
           partial withdrawals, even if        contingent payments and
           the account value is reduced to     expected assessments using
           zero, provided that cumulative      assumptions consistent with
           withdrawals in a contract year      those used for estimating the
           do not exceed a certain limit.      GMDB liabilities.

        .  Certain contracts include
           guaranteed withdrawals that are
           life contingent.
 ------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                Universal and Variable
                              Annuity Contracts     Life Contracts
                              ----------------  ----------------------
                                                Secondary    Paid-Up
                              GMDBs    GMIBs    Guarantees  Guarantees  Total
                              -----    -----    ----------  ---------- ------
                                             (In millions)
Direct:
Balance at January 1, 2015... $ 196    $ 458          $541        $ 82 $1,277
Incurred guaranteed benefits.    37       80            86           9    212
Paid guaranteed benefits.....    (1)      --            --          --     (1)
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2015.   232      538           627          91  1,488
Incurred guaranteed benefits.    55       63            92          11    221
Paid guaranteed benefits.....    (1)      --            --          --     (1)
Dispositions (1).............   (18)    (134)          (99)         --   (251)
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2016.   268      467           620         102  1,457
Incurred guaranteed benefits.    58      112           105           7    282
Paid guaranteed benefits.....    --       --            --          --     --
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2017. $ 326    $ 579          $725        $109 $1,739
                              =====    =====    ==========  ========== ======
Ceded:
Balance at January 1, 2015... $  37    $  24          $305        $ 57 $  423
Incurred guaranteed benefits.    14        2            49           6     71
Paid guaranteed benefits.....    (1)      --            --          --     (1)
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2015.    50       26           354          63    493
Incurred guaranteed benefits.    13      (8)           (8)           8      5
Paid guaranteed benefits.....    (1)      --            --          --     (1)
Dispositions (1).............   (18)     (39)          (97)         --   (154)
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2016.    44      (21)          249          71    343
Incurred guaranteed benefits.  (44)       21            23           5      5
Paid guaranteed benefits.....    --       --            --          --     --
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2017. $  --    $  --          $272        $ 76 $  348
                              =====    =====    ==========  ========== ======
Net:
Balance at January 1, 2015... $ 159    $ 434          $236        $ 25 $  854
Incurred guaranteed benefits.    23       78            37           3    141
Paid guaranteed benefits.....    --       --            --          --     --
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2015.   182      512           273          28    995
Incurred guaranteed benefits.    42       71           100           3    216
Paid guaranteed benefits.....    --       --            --          --     --
Dispositions (1).............    --     (95)           (2)          --   (97)
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2016.   224      488           371          31  1,114
Incurred guaranteed benefits.   102       91            82           2    277
Paid guaranteed benefits.....    --       --            --          --     --
                              -----    -----    ----------  ---------- ------
Balance at December 31, 2017. $ 326    $ 579          $453        $ 33 $1,391
                              =====    =====    ==========  ========== ======

--------
(1) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


    Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                       December 31,
                                            ---------------------------------------------------------------
                                                          2017                              2016
                                            -----------------------------     -----------------------------
                                                In the             At             In the             At
                                            Event of Death    Annuitization   Event of Death    Annuitization
                                            --------------   -------------    --------------   -------------
                                                                   (Dollars in millions)
Annuity Contracts (1):
Variable Annuity Guarantees:
  Total account value (2)..................  $    56,136      $    25,257      $    54,629      $    24,310
  Separate account value...................  $    45,431      $    24,336      $    43,359      $    23,330
  Net amount at risk.......................  $       990 (3)  $       353 (4)  $     1,386 (3)  $       328 (4)
Average attained age of contractholders....     66 years         65 years         65 years         64 years
Other Annuity Guarantees:
  Total account value (2)..................          N/A      $       141              N/A      $       141
  Net amount at risk.......................          N/A      $        92 (5)          N/A      $        92 (5)
Average attained age of contractholders....          N/A         52 years              N/A         52 years

                                                                       December 31,
                                            ---------------------------------------------------------------
                                                          2017                              2016
                                            -----------------------------     -----------------------------
                                              Secondary          Paid-Up        Secondary          Paid-Up
                                               Guarantees       Guarantees       Guarantees      Guarantees
                                            --------------   -------------    --------------   -------------
                                                                   (Dollars in millions)
Universal and Variable Life Contracts (1):
  Total account value (2)..................  $     4,679      $       977      $     4,306      $     1,014
  Net amount at risk (6)...................  $    46,704      $     6,713      $    49,161      $     7,164
Average attained age of policyholders......     54 years         62 years         53 years         62 years

--------

(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2017    2016
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                        Equity.......... $21,464 $19,929
                        Balanced........  19,443  18,833
                        Bond............   3,798   3,882
                        Money Market....      57      64
                                         ------- -------
                         Total.......... $44,762 $42,708
                                         ======= =======

Obligations Assumed Under Structured Settlement Assignments

  The Company assumes structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The Company receives a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchases annuities from Brighthouse to fund these periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

  See Note 8 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2017, 2016 and 2015, the Company issued $42.7 billion, $39.7 billion and $35.1 billion, respectively, and repaid $41.4 billion, $38.5 billion and $35.5 billion, respectively, of such funding agreements. At December 31, 2017 and 2016, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $34.2 billion and $30.8 billion, respectively.

  Metropolitan Life Insurance Company is a member of the Federal Home Loan Bank ("FHLB") of New York. Holdings of common stock of the FHLB of New York, included in equity securities, were $733 million and $748 million at December 31, 2017 and 2016, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


   The Company has also entered into funding agreements with the FHLB of New York and a subsidiary of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                              Liability                     Collateral
                      ------------------------- ----------------------------------
                                              December 31,
                      ------------------------------------------------------------
                          2017         2016           2017              2016
                      ------------ ------------ ----------------  ----------------
                                             (In millions)
FHLB of New York (1). $     14,445 $     14,445 $     16,605  (2) $     16,828 (2)
Farmer Mac (3)....... $      2,550 $      2,550 $          2,644  $          2,645

--------
(1) Represents funding agreements issued to the FHLB of New York in exchange for cash and for which the FHLB of New York has been granted a lien on certain assets, some of which are in the custody of the FHLB of New York, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of New York as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of New York's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of New York.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac, as well as certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment as of December 31, 2017. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. Where practical, up to 10 years of history has been provided. The information about incurred and paid claims development prior to 2016 is presented as supplementary information, as described in Note 1.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  U.S.

   Group Life - Term

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance             At December 31, 2017
                 ---------------------------------------------------------------------------------  ----------------------------
                                    For the Years Ended December 31,                                   Total IBNR
                 ---------------------------------------------------------------------------------  Liabilities Plus Cumulative
                                    (Unaudited)                                                         Expected     Number of
                 -----------------------------------------------------------                         Development on   Reported
Incurral Year      2011        2012        2013        2014        2015        2016        2017     Reported Claims    Claims
-------------     ---------   ---------   ---------   ---------   ---------  ---------  ----------  ---------------- -----------
                                                        (Dollars in millions)
    2011........ $   6,318   $   6,290   $   6,293   $   6,269   $   6,287   $   6,295   $   6,294       $    1          207,301
    2012........                 6,503       6,579       6,569       6,546       6,568       6,569            3          208,626
    2013........                             6,637       6,713       6,719       6,720       6,730           15          210,643
    2014........                                         6,986       6,919       6,913       6,910            5          210,797
    2015........                                                     7,040       7,015       7,014           12          211,597
    2016........                                                                 7,125       7,085           21          206,610
    2017........                                                                             7,432          898          186,954
                                                                                        ----------
 Total................................................................................      48,034
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance    (46,136)
All outstanding liabilities for incurral years prior to 2011, net of reinsurance.......          5
                                                                                        ----------
 Total unpaid claims and claim adjustment expenses, net of reinsurance................   $   1,903
                                                                                        ==========

                     Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                     ---------------------------------------------------------------------------------------
                                            For the Years Ended December 31,
                     ---------------------------------------------------------------------------------------
                                          (Unaudited)
                     -------------------------------------------------------------
Incurral Year           2011         2012         2013        2014        2015        2016         2017
-------------         ----------   ----------  ----------  ----------  ----------  ----------  ------------
                                                             (In millions)
    2011............ $    4,982   $    6,194   $    6,239  $    6,256  $    6,281  $    6,290   $     6,292
    2012............                   5,132        6,472       6,518       6,532       6,558         6,565
    2013............                                5,216       6,614       6,664       6,678         6,711
    2014............                                            5,428       6,809       6,858         6,869
    2015............                                                        5,524       6,913         6,958
    2016............                                                                    5,582         6,980
    2017............                                                                                  5,761
                                                                                               ------------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance  $    46,136
                                                                                               ============

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration as of December 31, 2017:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                    -------------------------------------------------------------------------------------------
Years..............            1             2            3            4            5            6            7
Group Life -- Term.         78.3%         20.0%         0.7%         0.2%         0.4%         0.1%         --%

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


   Group Long-Term Disability

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance             At December 31, 2017
                 ---------------------------------------------------------------------------------  ----------------------------
                                    For the Years Ended December 31,                                   Total IBNR
                 ---------------------------------------------------------------------------------  Liabilities Plus Cumulative
                                    (Unaudited)                                                         Expected     Number of
                 -----------------------------------------------------------                         Development on   Reported
Incurral Year      2011        2012        2013        2014        2015        2016        2017     Reported Claims    Claims
-------------     ---------   ---------   ---------   ---------   ---------  ---------  ----------  ---------------- -----------
                                                               (Dollars in millions)
    2011........ $     955   $     916   $     894   $     914   $     924   $     923   $     918       $   --           21,642
    2012........                   966         979         980       1,014       1,034       1,037           --           20,085
    2013........                             1,008       1,027       1,032       1,049       1,070           --           21,123
    2014........                                         1,076       1,077       1,079       1,101           --           22,838
    2015........                                                     1,082       1,105       1,093            4           21,136
    2016........                                                                 1,131       1,139           26           17,585
    2017........                                                                             1,244          585            9,258
                                                                                        ----------
 Total................................................................................       7,602
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance     (3,006)
All outstanding liabilities for incurral years prior to 2011, net of reinsurance.......      2,539
                                                                                        ----------
 Total unpaid claims and claim adjustment expenses, net of reinsurance................   $   7,135
                                                                                        ==========

                   Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                  ------------------------------------------------------------------------------------------
                                               For the Years Ended December 31,
                  ------------------------------------------------------------------------------------------
                                            (Unaudited)
                  ---------------------------------------------------------------
Incurral Year        2011         2012         2013         2014         2015         2016         2017
-------------     ----------- ------------ ------------ ------------ ------------ ------------ -------------
                                                              (In millions)
    2011......... $        44 $        217 $        337 $        411 $        478 $        537  $        588
    2012.........                       43          229          365          453          524           591
    2013.........                                    43          234          382          475           551
    2014.........                                                 51          266          428           526
    2015.........                                                              50          264           427
    2016.........                                                                           49           267
    2017.........                                                                                         56
                                                                                               -------------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance  $      3,006
                                                                                               =============

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration as of December 31, 2017:

                                  Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                            ------------------------------------------------------------------------------------------
Years......................           1             2             3            4          5             6            7
Group Long-Term Disability.         4.4%         18.8%         13.9%         8.5%       7.1%         6.4%         5.6%

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


        An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

        For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2017 compared to the 2016 incurral year due to the growth in the size of the business.

        There were no significant changes in methodologies during 2017. The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term Disability are updated annually to reflect emerging trends in claim experience.

        No additional premiums or return premiums have been accrued as a result of the prior year development.

        Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

        The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.0 billion and $5.8 billion at December 31, 2017 and 2016, respectively. These amounts were discounted using interest rates ranging from 3% to 8%, based on the incurral year. The total discount applied to these liabilities was $1.3 billion at both
     December 31, 2017 and 2016. The amount of interest accretion recognized was $510 million, $565 million and $517 million for the years ended December 31, 2017, 2016 and 2015, respectively. These amounts were reflected in policyholder benefits and claims.

        For Group Life - Term, claims were based upon individual death claims. For Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

        The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                 December 31, 2017
                                                                                         ----------------------------------
                                                                                                   (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term....................................................................... $          1,903
Group Long-Term Disability..............................................................            7,135
                                                                                         ----------------
  Total.................................................................................                  $           9,038
Other insurance lines - all segments combined...........................................                                504
                                                                                                          -----------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance......                              9,542
                                                                                                          -----------------

Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term.......................................................................               16
Group Long-Term Disability..............................................................               95
                                                                                         ----------------
  Total.................................................................................                                111
Other insurance lines - all segments combined...........................................                                 29
                                                                                                          -----------------
  Total reinsurance recoverable on unpaid claims........................................                                140
                                                                                                          -----------------
  Total unpaid claims and allocated claims adjustment expense...........................                              9,682
Discounting.............................................................................                            (1,272)
                                                                                                          -----------------
Liability for unpaid claims and claim adjustment liabilities - short-duration...........                              8,410
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines..                              3,680
                                                                                                          -----------------
   Total liability for unpaid claims and claim adjustment expense (included in future
    policy benefits and other policy-related balances)..................................                  $          12,090
                                                                                                          =================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Rollforward of Claims and Claim Adjustment Expenses

      Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                       Years Ended December 31,
                                            -----------------------------------------------
                                                 2017          2016 (1)        2015 (2)
                                            --------------- --------------- ---------------
                                                             (In millions)
Balance at December 31 of prior period..... $        11,621 $         7,527 $         7,310
  Less: Reinsurance recoverables...........           1,251             273             286
                                            --------------- --------------- ---------------
Net balance at December 31 of prior period.          10,370           7,254           7,024
Cumulative adjustment (3)..................              --           3,277              --
                                            --------------- --------------- ---------------
Net balance at January 1,..................          10,370          10,531           7,024
Incurred related to:
  Current year.............................          16,264          15,978           5,316
  Prior years (4)..........................             175             322              13
                                            --------------- --------------- ---------------
    Total incurred.........................          16,439          16,300           5,329
Paid related to:
  Current year.............................        (12,212)        (12,454)         (3,415)
  Prior years..............................         (3,908)         (3,905)         (1,684)
                                            --------------- --------------- ---------------
    Total paid.............................        (16,120)        (16,359)         (5,099)
Dispositions (5)...........................              --           (102)              --
                                            --------------- --------------- ---------------
Net balance at December 31,................          10,689          10,370           7,254
  Add: Reinsurance recoverables............           1,401           1,251             273
                                            --------------- --------------- ---------------
Balance at December 31,.................... $        12,090 $        11,621 $         7,527
                                            =============== =============== ===============

--------

(1) In addition to the revisions discussed in Note 1, at December 31, 2016, the Net balance decreased by $712 million and the Reinsurance recoverables increased by $712 million from those amounts previously reported primarily to correct for the improper classification of reinsurance recoverables.

(2) Limited to group accident and non-medical health policies and contracts.

(3) Reflects the accumulated adjustment, net of reinsurance, upon implementation of the new short-duration contracts guidance which clarified the requirement to include claim information for long-duration contracts. The accumulated adjustment primarily reflects unpaid claim liabilities, net of reinsurance, for long-duration contracts as of the beginning of the period presented. Prior periods have not been restated. See Note 1.

(4) During 2017, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported during current year. During 2016, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased due to the implementation of new guidance related to short-duration contracts.

(5) See Note 3.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $75.2 billion and $73.6 billion at December 31, 2017 and 2016, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $55.6 billion and $60.2 billion at December 31, 2017 and 2016, respectively. The latter category consisted primarily of guaranteed interest contracts. The average interest rate credited on these contracts was 2.40% and 2.39% at December 31, 2017 and 2016, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  For the years ended December 31, 2017, 2016 and 2015, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding DAC and VOBA was as follows:

                                                                              Years Ended December 31,
                                                                 -------------------------------------------------
                                                                       2017             2016             2015
                                                                 ---------------  ---------------  ---------------
                                                                                   (In millions)
DAC:
Balance at January 1,...........................................  $        4,714   $        5,977   $        5,905
Capitalizations.................................................              61              332              482
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).              91              353             (111)
Other expenses..................................................            (331)            (791)            (624)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................            (240)            (438)            (735)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................            (215)             (12)             325
Dispositions (1)................................................              --           (1,145)              --
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................           4,320            4,714            5,977
                                                                 ---------------  ---------------  ---------------
VOBA:
Balance at January 1,...........................................              29               66               70
Amortization related to:
Other expenses..................................................              (1)              (3)              (7)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................              (1)              (3)              (7)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................              --               13                3
Dispositions (1)................................................              --              (47)              --
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................              28               29               66
                                                                 ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,.........................................  $        4,348   $        4,743   $        6,043
                                                                 ===============  ===============  ===============

--------

(1) See Note 3.

  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                    ---------------------------
                                        2017          2016
                                    ------------- -------------
                                           (In millions)
                 U.S...............  $        413  $        421
                 MetLife Holdings..         3,930         4,317
                 Corporate & Other.             5             5
                                    ------------- -------------
                   Total...........  $      4,348  $      4,743
                                    ============= =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


   Information regarding other intangibles was as follows:

                                              Years Ended December 31,
                                         ----------------------------------
                                            2017        2016        2015
                                         ----------  ----------  ----------
                                                    (In millions)
   DSI:
   Balance at January 1,................ $      105  $      130  $      122
   Capitalization.......................          1           4           8
   Amortization.........................         (8)        (16)        (21)
   Unrealized investment gains (losses).         (5)          1          21
   Dispositions (1)..................... $       --  $      (14) $       --
                                         ----------  ----------  ----------
   Balance at December 31,.............. $       93  $      105  $      130
                                         ==========  ==========  ==========
   VODA and VOCRA:
   Balance at January 1,................ $      235  $      265  $      295
   Amortization.........................        (28)        (30)        (30)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $      207  $      235  $      265
                                         ==========  ==========  ==========
   Accumulated amortization............. $      250  $      222  $      192
                                         ==========  ==========  ==========

--------

   (1)See Note 3.

  The estimated future amortization expense to be reported in other expenses for the next five years was as follows:

                                              VOBA     VODA and VOCRA
                                          ------------ --------------
                                                 (In millions)
           2018.......................... $          2 $          26
           2019.......................... $          2 $          24
           2020.......................... $          2 $          22
           2021.......................... $          2 $          19
           2022.......................... $          2 $          17

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

U.S.

  For certain policies within its Group Benefits business, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements. The majority of the Company's reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The Company's Retirement and Income Solutions business has periodically engaged in reinsurance activities, on an opportunistic basis. There were no such transactions during the periods presented.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. For the periods presented, the Company reinsured 90% of the mortality risk in excess of $2 million for most products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount it retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. The Company purchases catastrophe coverage to insure risks issued within territories that it believes are subject to the greatest catastrophic risks.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2017 and 2016 were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.9 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2017 and 2016.

  At December 31, 2017, the Company had $2.9 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.1 billion, or 72%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2016, the Company had $3.0 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.1 billion, or 70%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                          Years Ended December 31,
                                                               ----------------------------------------------
                                                                    2017            2016            2015
                                                               --------------  --------------  --------------
                                                                                (In millions)
Premiums
Direct premiums...............................................  $      23,062   $      21,931   $      21,497
Reinsurance assumed...........................................          1,116           1,687           1,679
Reinsurance ceded.............................................         (1,253)         (1,225)         (1,242)
                                                               --------------  --------------  --------------
  Net premiums................................................  $      22,925   $      22,393   $      21,934
                                                               ==============  ==============  ==============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.  $       2,492   $       3,006   $       3,050
Reinsurance assumed...........................................             12              60              58
Reinsurance ceded.............................................           (277)           (524)           (524)
                                                               --------------  --------------  --------------
  Net universal life and investment-type product policy fees..  $       2,227   $       2,542   $       2,584
                                                               ==============  ==============  ==============
Other revenues
Direct other revenues.........................................  $         930   $         851   $         875
Reinsurance assumed...........................................             35              (2)              5
Reinsurance ceded.............................................            605             629             656
                                                               --------------  --------------  --------------
  Net other revenues..........................................  $       1,570   $       1,478   $       1,536
                                                               ==============  ==============  ==============
Policyholder benefits and claims
Direct policyholder benefits and claims.......................  $      26,199   $      25,248   $      24,561
Reinsurance assumed...........................................            875           1,496           1,454
Reinsurance ceded.............................................         (1,282)         (1,431)         (1,468)
                                                               --------------  --------------  --------------
  Net policyholder benefits and claims........................  $      25,792   $      25,313   $      24,547
                                                               ==============  ==============  ==============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.....  $       2,199   $       2,279   $       2,240
Reinsurance assumed...........................................             49              35              33
Reinsurance ceded.............................................            (13)            (81)            (90)
                                                               --------------  --------------  --------------
  Net interest credited to policyholder account balances......  $       2,235   $       2,233   $       2,183
                                                               ==============  ==============  ==============
Other expenses
Direct other expenses.........................................  $       4,489   $       4,830   $       5,448
Reinsurance assumed...........................................            138             583             340
Reinsurance ceded.............................................            508             390             470
                                                               --------------  --------------  --------------
  Net other expenses..........................................  $       5,135   $       5,803   $       6,258
                                                               ==============  ==============  ==============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                      December 31,
                                   -----------------------------------------------------------------------------------
                                                     2017                                      2016
                                   ----------------------------------------- -----------------------------------------
                                                                     Total                                     Total
                                                                    Balance                                   Balance
                                    Direct    Assumed     Ceded      Sheet    Direct    Assumed     Ceded      Sheet
                                   --------- --------- ----------  --------- --------- --------- ----------  ---------
                                                                           (In millions)
Assets
Premiums, reinsurance and other
 receivables......................  $  2,491  $    448  $  19,159   $ 22,098  $  2,212  $    620  $  19,551   $ 22,383
Deferred policy acquisition costs
 and value of business acquired...     4,581        17       (250)     4,348     4,977        55       (289)     4,743
                                   --------- --------- ----------  --------- --------- --------- ----------  ---------
  Total assets....................  $  7,072  $    465  $  18,909   $ 26,446  $  7,189  $    675  $  19,262   $ 27,126
                                   ========= ========= ==========  ========= ========= ========= ==========  =========
Liabilities
Future policy benefits............  $118,077  $  1,342  $      (4)  $119,415  $113,883  $  1,640  $      (4)  $115,519
Policyholder account balances.....    93,758       181         --     93,939    91,889       577         --     92,466
Other policy-related balances.....     6,914       247         15      7,176     6,727       358         18      7,103
Other liabilities.................     8,498     2,242     16,669     27,409    10,735     2,229     16,533     29,497
                                   --------- --------- ----------  --------- --------- --------- ----------  ---------
  Total liabilities...............  $227,247  $  4,012  $  16,680   $247,939  $223,234  $  4,804  $  16,547   $244,585
                                   ========= ========= ==========  ========= ========= ========= ==========  =========

  In December 2016, the Company recaptured two reinsurance agreements which covered 90% of the liabilities on certain participating whole life insurance policies issued between April 1, 2000 and December 31, 2001 which were reinsured by an unaffiliated company. This recapture resulted in an increase in DAC and VOBA of $95 million, a decrease in premiums, reinsurance and other receivables of $697 million, and a decrease in other liabilities of $713 million. The Company recognized a gain of $72 million, net of income tax, for the year ended December 31, 2016, as a result of this transaction.

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $14.3 billion and $14.5 billion at December 31, 2017 and 2016, respectively. The deposit liabilities on reinsurance were $1.9 billion and $2.2 billion at December 31, 2017 and 2016, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance Company and GALIC, all of which are related parties. Additionally, the Company has reinsurance agreements with Brighthouse Life Insurance Company ("Brighthouse Insurance"), Brighthouse Life Insurance Company of NY ("Brighthouse NY") and NELICO, former subsidiaries of MetLife, Inc. that were part of the Separation. See Note 2.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                    Years Ended December 31,
                                                              -------------------------------------
                                                                 2017         2016         2015
                                                              ----------- ------------ ------------
                                                                          (In millions)
Premiums
Reinsurance assumed..........................................  $      122  $       727  $       701
Reinsurance ceded............................................       (132)         (45)         (40)
                                                              ----------- ------------ ------------
  Net premiums...............................................  $     (10)  $       682  $       661
                                                              =========== ============ ============
Universal life and investment-type product policy fees
Reinsurance assumed..........................................  $       12  $        60  $        58
Reinsurance ceded............................................        (19)        (138)        (141)
                                                              ----------- ------------ ------------
  Net universal life and investment-type product policy fees.  $      (7)  $      (78)  $      (83)
                                                              =========== ============ ============
Other revenues
Reinsurance assumed..........................................  $       37  $       (1)  $         5
Reinsurance ceded............................................         563          575          607
                                                              ----------- ------------ ------------
  Net other revenues.........................................  $      600  $       574  $       612
                                                              =========== ============ ============
Policyholder benefits and claims
Reinsurance assumed..........................................  $       69  $       697  $       652
Reinsurance ceded............................................       (122)        (110)        (106)
                                                              ----------- ------------ ------------
  Net policyholder benefits and claims.......................  $     (53)  $       587  $       546
                                                              =========== ============ ============
Interest credited to policyholder account balances
Reinsurance assumed..........................................  $       47  $        34  $        32
Reinsurance ceded............................................        (13)         (81)         (90)
                                                              ----------- ------------ ------------
  Net interest credited to policyholder account balances.....  $       34  $      (47)  $      (58)
                                                              =========== ============ ============
Other expenses
Reinsurance assumed..........................................  $       40  $       490  $       245
Reinsurance ceded............................................         600          570          578
                                                              ----------- ------------ ------------
  Net other expenses.........................................  $      640  $     1,060  $       823
                                                              =========== ============ ============

  Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                                     December 31,
                                                                  --------------------------------------------------
                                                                            2017                      2016
                                                                  ------------------------  ------------------------
                                                                    Assumed       Ceded       Assumed       Ceded
                                                                  ----------- ------------  ----------- ------------
                                                                                     (In millions)
Assets
Premiums, reinsurance and other receivables......................  $       47  $    12,762   $      229  $    13,334
Deferred policy acquisition costs and value of business acquired.          --         (180)          38         (198)
                                                                  ----------- ------------  ----------- ------------
  Total assets...................................................  $       47  $    12,582   $      267  $    13,136
                                                                  =========== ============  =========== ============
Liabilities
Future policy benefits...........................................  $      380  $        (4)  $      663  $        (4)
Policyholder account balances....................................         166           --          563           --
Other policy-related balances....................................         104           15          212           18
Other liabilities................................................       1,858       12,970        1,853       13,065
                                                                  ----------- ------------  ----------- ------------
  Total liabilities..............................................  $    2,508  $    12,981   $    3,291  $    13,079
                                                                  =========== ============  =========== ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were $16 million and $10 million at December 31, 2017 and 2016, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($6) million, ($2) million and $12 million for the years ended December 31, 2017, 2016 and 2015, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $0 and $460 million at December 31, 2017 and 2016, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($110) million, $33 million and $47 million for the years ended December 31, 2017, 2016 and 2015, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was $882 million and $767 million at December 31, 2017 and 2016, respectively. Net derivative gains (losses) associated with the embedded derivative were ($115) million, ($73) million and $404 million for the years ended December 31, 2017, 2016 and 2015, respectively.

  The Company assumes risks from affiliates related to guaranteed minimum benefit guarantees written directly by the affiliates. These assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with these agreements are included within policyholder account balances and were $3 million and $390 million at December 31, 2017 and 2016, respectively. Net derivative gains (losses) associated with the embedded derivatives were $263 million, ($32) million and ($55) million for the years ended December 31, 2017, 2016 and 2015, respectively.

  In January 2017, Brighthouse NY and NELICO recaptured risks related to certain variable annuities, including guaranteed minimum benefits, reinsured by the Company. This recapture resulted in a decrease in cash and cash equivalents of $34 million, a decrease in premiums, reinsurance and other receivables of $77 million, a decrease in future policy benefits of $79 million, a decrease in policyholder account balances of $387 million and an increase in other liabilities of $76 million. The Company recognized a gain of $178 million, net of income tax, for the year ended December 31, 2017, as a result of these transactions.

  In January 2017, the Company recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities reinsured by Brighthouse Insurance. This recapture resulted in an increase in investments and cash and cash equivalents of $428 million and a decrease in premiums, reinsurance and other receivables of $565 million. The Company recognized a loss of $89 million, net of income tax, for the year ended December 31, 2017, as a result of this transaction.

  In April 2016, Brighthouse Insurance recaptured risks related to certain single premium deferred annuity contracts from the Company. As a result of this recapture, the significant effects to the Company were a decrease in investments and cash and cash equivalents of $4.3 billion and a decrease in DAC of $87 million, offset by a decrease in other liabilities of $4.0 billion. The Company recognized a loss of $95 million, net of income tax, for the year ended December 31, 2016, as a result of this recapture.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $13 million and $293 million of unsecured affiliated reinsurance recoverable balances at December 31, 2017 and 2016, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.5 billion and $11.7 billion at December 31, 2017 and 2016, respectively. The deposit liabilities on affiliated reinsurance were $1.8 billion and $2.2 billion at December 31, 2017 and 2016, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                             December 31,
                                                                                     -----------------------------
                                                                                          2017            2016
                                                                                     --------------  --------------
                                                                                             (In millions)
Closed Block Liabilities
Future policy benefits..............................................................  $      40,463   $      40,834
Other policy-related balances.......................................................            222             257
Policyholder dividends payable......................................................            437             443
Policyholder dividend obligation....................................................          2,121           1,931
Current income tax payable..........................................................             --               4
Other liabilities...................................................................            212             196
                                                                                     --------------  --------------
  Total closed block liabilities....................................................         43,455          43,665
                                                                                     --------------  --------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value...............         27,904          27,220
Equity securities available-for-sale, at estimated fair value.......................             70             100
Mortgage loans......................................................................          5,878           5,935
Policy loans........................................................................          4,548           4,553
Real estate and real estate joint ventures..........................................            613             655
Other invested assets...............................................................            731           1,246
                                                                                     --------------  --------------
  Total investments.................................................................         39,744          39,709
Accrued investment income...........................................................            477             467
Premiums, reinsurance and other receivables; cash and cash equivalents..............             14              86
Current income tax recoverable......................................................             35              --
Deferred income tax assets..........................................................             36             177
                                                                                     --------------  --------------
  Total assets designated to the closed block.......................................         40,306          40,439
                                                                                     --------------  --------------
  Excess of closed block liabilities over assets designated to the closed block.....          3,149           3,226
                                                                                     --------------  --------------
Amounts included in AOCI:
Unrealized investment gains (losses), net of income tax.............................          1,863           1,517
Unrealized gains (losses) on derivatives, net of income tax.........................            (7)              95
Allocated to policyholder dividend obligation, net of income tax....................        (1,379)         (1,255)
                                                                                     --------------  --------------
  Total amounts included in AOCI....................................................            477             357
                                                                                     --------------  --------------
  Maximum future earnings to be recognized from closed block assets and liabilities.  $       3,626   $       3,583
                                                                                     ==============  ==============

  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                       Years Ended December 31,
                                                               ----------------------------------------
                                                                   2017          2016          2015
                                                               ------------- ------------- ------------
                                                                            (In millions)
Balance at January 1,.........................................  $      1,931  $      1,783  $     3,155
Change in unrealized investment and derivative gains (losses).           190           148      (1,372)
                                                               ------------- ------------- ------------
Balance at December 31,.......................................  $      2,121  $      1,931  $     1,783
                                                               ============= ============= ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


   Information regarding the closed block revenues and expenses was as follows:

                                                                                       Years Ended December 31,
                                                                               ----------------------------------------
                                                                                   2017          2016          2015
                                                                               ------------  ------------  ------------
                                                                                             (In millions)
Revenues
Premiums...................................................................... $      1,736  $      1,804  $      1,850
Net investment income.........................................................        1,818         1,902         1,982
Net investment gains (losses).................................................            1           (10)          (23)
Net derivative gains (losses).................................................          (32)           25            27
                                                                               ------------  ------------  ------------
  Total revenues..............................................................        3,523         3,721         3,836
                                                                               ------------  ------------  ------------
Expenses
Policyholder benefits and claims..............................................        2,453         2,563         2,564
Policyholder dividends........................................................          976           953         1,015
Other expenses................................................................          125           133           143
                                                                               ------------  ------------  ------------
  Total expenses..............................................................        3,554         3,649         3,722
                                                                               ------------  ------------  ------------
  Revenues, net of expenses before provision for income tax expense (benefit).          (31)           72           114
Provision for income tax expense (benefit)....................................           12            24            41
                                                                               ------------  ------------  ------------
  Revenues, net of expenses and provision for income tax expense (benefit).... $        (43) $         48  $         73
                                                                               ============  ============  ============

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

    The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, ABS and commercial mortgage-backed securities ("CMBS") (collectively, "Structured Securities").

                                       December 31, 2017                                    December 31, 2016
                      ---------------------------------------------------- ----------------------------------------------------
                                        Gross Unrealized                                     Gross Unrealized
                       Cost or   -----------------------------  Estimated   Cost or   -----------------------------  Estimated
                      Amortized            Temporary    OTTI      Fair     Amortized            Temporary    OTTI      Fair
                        Cost       Gains    Losses   Losses (1)   Value      Cost       Gains    Losses   Losses (1)   Value
                      ---------- --------- --------- ---------- ---------- ---------- --------- --------- ---------- ----------
                                                                    (In millions)
Fixed maturity securities:
U.S. corporate.......  $  53,291  $  5,037  $   238    $   --    $  58,090  $  52,665  $  4,079  $   586    $   --    $  56,158
U.S. government and
 agency..............     35,021     3,755      231        --       38,545     32,834     3,238      457        --       35,615
Foreign corporate....     24,367     1,655      426        --       25,596     24,596       957    1,196        --       24,357
RMBS.................     21,735     1,039      181       (41)      22,634     22,786       911      290       (10)      23,417
ABS..................      7,808        73       15        --        7,866      7,567        32       95        --        7,504
State and political
 subdivision.........      6,310     1,245        3         1        7,551      6,252       928       44        --        7,136
CMBS.................      5,390       124       26        --        5,488      4,876       118       59        --        4,935
Foreign government...      3,887       641       26        --        4,502      3,565       507       74        --        3,998
                      ---------- --------- --------   -------   ---------- ---------- --------- --------   -------   ----------
 Total fixed
   maturity
   securities........  $ 157,809  $ 13,569  $ 1,146    $  (40)   $ 170,272  $ 155,141  $ 10,770  $ 2,801    $  (10)   $ 163,120
                      ========== ========= ========   =======   ========== ========== ========= ========   =======   ==========
Equity securities:
Common stock.........  $   1,190  $     75  $    14    $   --    $   1,251  $   1,220  $     91  $    12    $   --    $   1,299
Non-redeemable
 preferred stock.....        389        21        3        --          407        565        14       39        --          540
                      ---------- --------- --------   -------   ---------- ---------- --------- --------   -------   ----------
 Total equity
   securities........  $   1,579  $     96  $    17    $   --    $   1,658  $   1,785  $    105  $    51    $   --    $   1,839
                      ========== ========= ========   =======   ========== ========== ========= ========   =======   ==========

--------

(1) Noncredit OTTI losses included in AOCI in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

    The Company held non-income producing fixed maturity securities with an estimated fair value of $4 million and less than $1 million with unrealized gains (losses) of ($3) million and less than $1 million at December 31, 2017 and 2016, respectively.

  Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

    Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Maturities of Fixed Maturity Securities

    The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2017:

                                                 Due After Five
                                   Due After One     Years                               Total Fixed
                       Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                      Year or Less  Five Years       Years          Years     Securities Securities
                      ------------ ------------- -------------- ------------- ---------- -----------
                                                      (In millions)
Amortized cost.......   $  6,372     $  34,198     $  30,434      $  51,872   $  34,933  $  157,809
Estimated fair value.   $  6,362     $  35,197     $  32,042      $  60,683   $  35,988  $  170,272

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at:

                                                December 31, 2017                           December 31, 2016
                                   ------------------------------------------- -------------------------------------------
                                                          Equal to or Greater                         Equal to or Greater
                                    Less than 12 Months     than 12 Months      Less than 12 Months     than 12 Months
                                   --------------------- --------------------- --------------------- ---------------------
                                   Estimated    Gross    Estimated    Gross    Estimated    Gross    Estimated    Gross
                                     Fair     Unrealized   Fair     Unrealized   Fair     Unrealized   Fair     Unrealized
                                     Value      Losses     Value      Losses     Value      Losses     Value      Losses
                                   ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                                    (Dollars in millions)
Fixed maturity securities:
U.S. corporate....................  $   3,727   $   57    $   2,523   $  181    $   8,406  $    337   $   2,260  $    249
U.S. government and agency........     13,905       76        3,018      155        6,032       457          --        --
Foreign corporate.................      1,677       43        3,912      383        5,343       336       4,523       860
RMBS..............................      3,673       30        3,332      110        6,662       187       1,707        93
ABS...............................        732        3          358       12        1,482        12       1,714        83
State and political subdivision...        106        1          120        3          943        43          17         1
CMBS..............................        844        6          193       20          922        15         432        44
Foreign government................        247        6          265       20          581        26         309        48
                                   ----------  -------   ----------  -------   ---------- ---------  ---------- ---------
  Total fixed maturity securities.  $  24,911   $  222    $  13,721   $  884    $  30,371  $  1,413   $  10,962  $  1,378
                                   ==========  =======   ==========  =======   ========== =========  ========== =========
Equity securities:
Common stock......................  $      88   $   14    $       2   $   --    $      58  $     12   $      10  $     --
Non-redeemable preferred stock....         42       --           41        3          139         6         120        33
                                   ----------  -------   ----------  -------   ---------- ---------  ---------- ---------
  Total equity securities.........  $     130   $   14    $      43   $    3    $     197  $     18   $     130  $     33
                                   ==========  =======   ==========  =======   ========== =========  ========== =========
Total number of securities in an
 unrealized loss position.........      1,327                 1,108                 3,076                   940
                                   ==========            ==========            ==========            ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
   (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers;
   (vii) with respect to Structured Securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security;
   (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

  . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

    . Additional considerations are made when assessing the unique features that apply to certain Structured Securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

     With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


     The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

     In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

     Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2017. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

     Gross unrealized losses on fixed maturity securities decreased
   $1.7 billion during the year ended December 31, 2017 to $1.1 billion. The decrease in gross unrealized losses for the year ended December 31, 2017 was primarily attributable to narrowing credit spreads and strengthening foreign currencies on non-functional currency denominated fixed maturity securities.

     At December 31, 2017, $109 million of the total $1.1 billion of gross unrealized losses were from 24 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

     Gross unrealized losses on equity securities decreased $34 million during the year ended December 31, 2017 to $17 million.

   Investment Grade Fixed Maturity Securities

     Of the $109 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $68 million, or 62%, were related to gross unrealized losses on 10 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities

     Of the $109 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $41 million, or 38%, were related to gross unrealized losses on 14 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to U.S. and foreign corporate securities (primarily industrial and utility securities) and CMBS and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty including concerns over lower oil prices in the energy sector. Management evaluates U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers and evaluates CMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                 December 31,
                                -----------------------------------------------
                                         2017                    2016
                                ----------------------- -----------------------
                                  Carrying     % of       Carrying     % of
                                   Value       Total       Value       Total
                                ------------ ---------- ------------ ----------
                                             (Dollars in millions)
Mortgage loans:
Commercial.....................  $    35,440      60.6%  $    34,008      60.1%
Agricultural...................       12,712       21.8       12,358       21.9
Residential....................       10,058       17.2        9,895       17.5
                                ------------ ---------- ------------ ----------
  Subtotal (1).................       58,210       99.6       56,261       99.5
Valuation allowances...........        (271)      (0.5)        (267)      (0.5)
                                ------------ ---------- ------------ ----------
  Subtotal mortgage loans, net.       57,939       99.1       55,994       99.0
Residential -- FVO.............          520        0.9          566        1.0
                                ------------ ---------- ------------ ----------
  Total mortgage loans, net....  $    58,459     100.0%  $    56,560     100.0%
                                ============ ========== ============ ==========

--------

    (1)Purchases of mortgage loans, primarily residential, were $3.1 billion and $2.9 billion for the years ended December 31, 2017 and 2016, respectively.

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of unaffiliated mortgage loan participation interests sold by the Company to affiliates during the years ended
  December 31, 2017, 2016 and 2015 were $2.5 billion, $3.6 billion and
  $3.0 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $1.8 billion, $2.1 billion and $1.8 billion during the years ended December 31, 2017, 2016 and 2015, respectively.

    Information on commercial, agricultural and residential mortgage loans is presented in the tables below. Information on residential -- FVO is presented in Note 10. The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

    Mortgage loans by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                             Evaluated Collectively for       Impaired
                           Evaluated Individually for Credit Losses                Credit Losses                Loans
                   --------------------------------------------------------  -------------------------- ---------------------
                        Impaired Loans with a       Impaired Loans without a
                         Valuation Allowance          Valuation Allowance
                   -------------------------------- -----------------------
                    Unpaid                            Unpaid                                                        Average
                   Principal   Recorded  Valuation   Principal    Recorded      Recorded    Valuation    Carrying   Recorded
                    Balance   Investment Allowances   Balance    Investment    Investment   Allowances    Value    Investment
                   ---------- ---------- ---------- -----------  ----------- -------------- ----------- ---------- ----------
                                                                 (In millions)
December 31, 2017
Commercial........  $      --  $     --   $     --   $       --   $       --  $      35,440  $      173  $      --  $      5
Agricultural......         22        21          2           27           27         12,664          38         46        32
Residential.......         --        --         --          358          324          9,734          58        324       285
                   ---------- ---------  ---------  -----------  ----------- -------------- ----------- ---------- ---------
  Total...........  $      22  $     21   $      2   $      385   $      351  $      57,838  $      269  $     370  $    322
                   ========== =========  =========  ===========  =========== ============== =========== ========== =========
December 31, 2016
Commercial........  $      --  $     --   $     --   $       12   $       12  $      33,996  $      167  $      12  $     30
Agricultural......         11         9          1           27           27         12,322          37         35        49
Residential.......         --        --         --          265          241          9,654          62        241       188
                   ---------- ---------  ---------  -----------  ----------- -------------- ----------- ---------- ---------
  Total...........  $      11  $      9   $      1   $      304   $      280  $      55,972  $      266  $     288  $    267
                   ========== =========  =========  ===========  =========== ============== =========== ========== =========

    The average recorded investment for impaired commercial, agricultural and residential mortgage loans was $120 million, $60 million and $84 million, respectively, for the year ended December 31, 2015.

  Valuation Allowance Rollforward by Portfolio Segment

    The changes in the valuation allowance, by portfolio segment, were as follows:

                                  Commercial    Agricultural   Residential      Total
                                --------------  ------------- ------------- --------------
                                                      (In millions)
Balance at January 1, 2015.....  $         182   $         35  $         41  $         258
Provision (release)............              2              2            30             34
Charge-offs, net of recoveries.            (19)            --          (16)           (35)
                                --------------  ------------- ------------- --------------
Balance at December 31, 2015...            165             37            55            257
Provision (release)............              6              1            23             30
Charge-offs, net of recoveries.             --             --          (16)           (16)
Dispositions (1)...............            (4)             --            --            (4)
                                --------------  ------------- ------------- --------------
Balance at December 31, 2016...            167             38            62            267
Provision (release)............              6              4             8             18
Charge-offs, net of recoveries.             --            (2)          (12)           (14)
                                --------------  ------------- ------------- --------------
Balance at December 31, 2017...  $         173   $         40  $         58  $         271
                                ==============  ============= ============= ==============

--------
(1) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   Valuation Allowance Methodology

     Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     The Company typically uses several years of historical experience in establishing non-specific valuation allowances which capture multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

     All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

     For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Credit Quality of Commercial Mortgage Loans

    The credit quality of commercial mortgage loans was as follows at:

                                       Recorded Investment
                       ----------------------------------------------------
                         Debt Service Coverage Ratios                                Estimated
                       --------------------------------                      % of      Fair          % of
                        > 1.20x      1.00x - 1.20x < 1.00x      Total        Total     Value         Total
                       ----------    ------------- -------    ----------    -------- ----------    ---------
                                                 (Dollars in millions)
December 31, 2017
Loan-to-value ratios:
Less than 65%......... $   29,346      $   1,359   $   198    $   30,903       87.2% $   31,563        87.5%
65% to 75%............      3,245             95       114         3,454         9.7      3,465          9.6
76% to 80%............        149            171        57           377         1.1        363          1.0
Greater than 80%......        400            159       147           706         2.0        665          1.9
                       ----------      ---------   -------    ----------    -------- ----------    ---------
  Total............... $   33,140      $   1,784   $   516    $   35,440      100.0% $   36,056       100.0%
                       ==========      =========   =======    ==========    ======== ==========    =========
December 31, 2016
Loan-to-value ratios:
Less than 65%......... $   29,352      $   1,036   $   564    $   30,952       91.0% $   31,320        91.2%
65% to 75%............      2,522             --       198         2,720         8.0      2,694          7.9
76% to 80%............        116             --        --           116         0.3        115          0.3
Greater than 80%......        118             27        75           220         0.7        214          0.6
                       ----------      ---------   -------    ----------    -------- ----------    ---------
  Total............... $   32,108      $   1,063   $   837    $   34,008      100.0% $   34,343       100.0%
                       ==========      =========   =======    ==========    ======== ==========    =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Credit Quality of Agricultural Mortgage Loans

    The credit quality of agricultural mortgage loans was as follows at:

                                             December 31,
                          ---------------------------------------------------
                                    2017                      2016
                          ------------------------- -------------------------
                            Recorded       % of       Recorded       % of
                           Investment      Total     Investment      Total
                          ------------- ----------- ------------- -----------
                                         (Dollars in millions)
   Loan-to-value ratios:
   Less than 65%......... $      12,082       95.0% $      11,829       95.7%
   65% to 75%............           581         4.6           424         3.4
   76% to 80%............            40         0.3            17         0.2
   Greater than 80%......             9         0.1            88         0.7
                          ------------- ----------- ------------- -----------
     Total............... $      12,712      100.0% $      12,358      100.0%
                          ============= =========== ============= ===========

    The estimated fair value of agricultural mortgage loans was $12.8 billion and $12.5 billion at December 31, 2017 and 2016, respectively.

  Credit Quality of Residential Mortgage Loans

    The credit quality of residential mortgage loans was as follows at:

                                              December 31,
                          ----------------------------------------------------
                                     2017                      2016
                          -------------------------- -------------------------
                             Recorded       % of       Recorded       % of
                            Investment      Total     Investment      Total
                          -------------- ----------- ------------- -----------
                                         (Dollars in millions)
 Performance indicators:
 Performing..............  $       9,614       95.6%  $      9,563       96.6%
 Nonperforming...........            444         4.4           332         3.4
                          -------------- ----------- ------------- -----------
   Total.................  $      10,058      100.0%  $      9,895      100.0%
                          ============== =========== ============= ===========

     The estimated fair value of residential mortgage loans was $10.6 billion and $10.3 billion at December 31, 2017 and 2016, respectively.

  Past Due and Nonaccrual Mortgage Loans

      The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2017 and 2016. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and nonaccrual mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                                                   Greater than 90 Days Past Due and
                           Past Due                     Still Accruing Interest                   Nonaccrual
              ----------------------------------- ----------------------------------- -----------------------------------
              December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (In millions)
Commercial...        $       --        $       --        $       --        $       --        $       --        $       --
Agricultural.               134               127               125               104                36                23
Residential..               444               332                --                --               444               332
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
   Total.....        $      578        $      459        $      125        $      104        $      480        $      355
              ================= ================= ================= ================= ================= =================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Mortgage Loans Modified in a Troubled Debt Restructuring

    The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring.

    For the year ended December 31, 2017, the Company had 500 residential mortgage loans modified in a troubled debt restructuring with carrying value after specific valuation allowance of $120 million and $108 million pre-modification and post-modification, respectively. For the year ended December 31, 2016, the Company had 557 residential mortgage loans modified in a troubled debt restructuring with carrying value after specific valuation allowance of $136 million and $122 million pre-modification and post-modification, respectively. For the years ended December 31, 2017 and 2016, the Company did not have a significant amount of agricultural mortgage loans and no commercial mortgage loans modified in a troubled debt restructuring.

    For both the years ended December 31, 2017 and 2016, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring with subsequent payment default.

Other Invested Assets

    Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit and renewable energy partnerships, loans to affiliates, annuities funding structured settlement claims and leveraged and direct financing leases. See "-- Related Party Investment Transactions" for information regarding loans to affiliates and annuities funding structured settlement claims.

  Tax Credit Partnerships

    The carrying value of tax credit partnerships was $1.8 billion and $1.7 billion at December 31, 2017 and 2016, respectively. Losses from tax credit partnerships included within net investment income were $259 million, $166 million, and $163 million for the years ended December 31, 2017, 2016 and 2015, respectively.

  Leveraged and Direct Financing Leases

    Investment in leveraged and direct financing leases consisted of the following at:

                                                                  December 31,
                                                  --------------------------------------------
                                                          2017                   2016
                                                  --------------------- ----------------------
                                                               Direct                Direct
                                                   Leveraged  Financing  Leveraged  Financing
                                                    Leases     Leases     Leases     Leases
                                                  ----------- --------- ----------- ----------
                                                                 (In millions)
Rental receivables, net..........................  $      911  $    278  $    1,171  $     300
Estimated residual values........................         649        42         690         42
                                                  ----------- --------- ----------- ----------
  Subtotal.......................................       1,560       320       1,861        342
Unearned income..................................       (448)     (113)       (572)      (127)
                                                  ----------- --------- ----------- ----------
  Investment in leases, net of non-recourse debt.  $    1,112  $    207  $    1,289  $     215
                                                  =========== ========= =========== ==========

    Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 15 years but in certain circumstances can be over 25 years, while the payment periods for direct financing leases range from one to 20 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2017 and 2016, all leveraged lease receivables and direct financing rental receivables were performing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    The deferred income tax liability related to leveraged leases was $875 million and $1.3 billion at December 31, 2017 and 2016, respectively.

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $3.1 billion and $4.7 billion at December 31, 2017 and 2016, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation that would result from the realization of the unrealized gains (losses) are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses) included in AOCI, were as follows:

                                                                                           Years Ended December 31,
                                                                                   ---------------------------------------
                                                                                       2017          2016          2015
                                                                                   ------------  ------------  -----------
                                                                                                (In millions)
Fixed maturity securities.........................................................  $    12,349   $     7,912   $    7,331
Fixed maturity securities with noncredit OTTI losses included in AOCI.............           40            10          (39)
                                                                                   ------------  ------------  -----------
  Total fixed maturity securities.................................................       12,389         7,922        7,292
Equity securities.................................................................          119            72           27
Derivatives.......................................................................        1,396         2,244        2,208
Other.............................................................................            1            16          137
                                                                                   ------------  ------------  -----------
  Subtotal........................................................................       13,905        10,254        9,664
                                                                                   ------------  ------------  -----------
Amounts allocated from:
Future policy benefits............................................................          (19)           (9)          (7)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI..................           --            (1)          --
DAC, VOBA and DSI.................................................................         (790)         (569)        (572)
Policyholder dividend obligation..................................................       (2,121)       (1,931)      (1,783)
                                                                                   ------------  ------------  -----------
  Subtotal........................................................................       (2,930)      (2,510)       (2,362)
Deferred income tax benefit (expense) related to noncredit OTTI losses
 recognized in AOCI...............................................................         (14)           (3)           14
Deferred income tax benefit (expense).............................................       (3,704)       (2,690)      (2,542)
                                                                                   ------------  ------------  -----------
  Net unrealized investment gains (losses)........................................        7,257         5,051        4,774
Net unrealized investment gains (losses) attributable to noncontrolling interests.           --            --           (1)
                                                                                   ------------  ------------  -----------
  Net unrealized investment gains (losses) attributable to Metropolitan Life
   Insurance Company..............................................................  $     7,257   $     5,051   $    4,773
                                                                                   ============  ============  ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                                             Years Ended December 31,
                                                                                      -------------------------------------
                                                                                          2017         2016         2015
                                                                                      -----------  -----------  -----------
                                                                                                  (In millions)
Balance at January 1,................................................................  $    5,051   $    4,773   $    7,273
Fixed maturity securities on which noncredit OTTI losses have been recognized........          30           49           27
Unrealized investment gains (losses) during the year.................................       3,621          541       (7,580)
Unrealized investment gains (losses) relating to:
Future policy benefits...............................................................         (10)          (2)       1,957
DAC and VOBA related to noncredit OTTI losses recognized in AOCI.....................           1           (1)           3
DAC, VOBA and DSI....................................................................        (221)           3          346
Policyholder dividend obligation.....................................................        (190)        (148)       1,372
Deferred income tax benefit (expense) related to noncredit OTTI losses
 recognized in AOCI..................................................................         (11)         (17)         (11)
Deferred income tax benefit (expense)................................................      (1,014)        (148)       1,386
                                                                                      -----------  -----------  -----------
  Net unrealized investment gains (losses)...........................................       7,257        5,050        4,773
Net unrealized investment gains (losses) attributable to noncontrolling
 interests...........................................................................          --            1           --
                                                                                      -----------  -----------  -----------
Balance at December 31,..............................................................  $    7,257   $    5,051   $    4,773
                                                                                      ===========  ===========  ===========
Change in net unrealized investment gains (losses)...................................  $    2,206   $      277   $   (2,500)
Change in net unrealized investment gains (losses) attributable to noncontrolling
 interests...........................................................................          --            1           --
                                                                                      -----------  -----------  -----------
Change in net unrealized investment gains (losses) attributable to Metropolitan Life
 Insurance Company...................................................................  $    2,206   $      278   $   (2,500)
                                                                                      ===========  ===========  ===========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2017 and 2016.

Securities Lending

  Elements of the securities lending program are presented below at:

                                                            December 31,
                                                       -----------------------
                                                          2017        2016
                                                       ----------- -----------
                                                            (In millions)
 Securities on loan: (1)
   Amortized cost..................................... $    13,887 $    15,694
   Estimated fair value............................... $    14,852 $    16,496
 Cash collateral received from counterparties (2)..... $    15,170 $    16,807
 Security collateral received from counterparties (3). $        11 $        14
 Reinvestment portfolio -- estimated fair value....... $    15,188 $    16,821

--------

(1)Included within fixed maturity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral received from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The cash collateral liability by loaned security type and remaining tenor of the agreements was as follows at:

                                                            December 31, 2017                      December 31, 2016
                                                    -------------------------------------- --------------------------------------
                                                    Remaining Tenor of Securities          Remaining Tenor of Securities
                                                       Lending Agreements                     Lending Agreements
                                                    -----------------------------          -----------------------------
                                                                          Over                                   Over
                                                               1 Month   1 to 6                       1 Month   1 to 6
                                                    Open (1)   or Less   Months    Total   Open (1)   or Less   Months    Total
                                                    --------   -------   -------  -------- --------   -------   -------  --------
                                                                               (In millions)
Cash collateral liability by loaned security type:
U.S. government and agency......................... $ 2,927    $ 5,279   $ 6,964  $ 15,170 $ 4,033    $ 5,640   $ 7,134  $ 16,807
                                                    =======     =======  =======  ======== =======     =======  =======  ========

--------

(1) The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2017 was $2.9 billion, all of which were U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

  The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, U.S. government and agency securities, ABS and U.S. corporate securities) and short-term investments with 62% invested in agency RMBS, U.S. government and agency securities, short-term investments, cash equivalents or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Repurchase Agreements

  Elements of the short-term repurchase agreements are presented below at:

                                                        December 31, 2017
                                                        -----------------
                                                          (In millions)
      Securities on loan: (1)
          Amortized cost...............................   $        900
          Estimated fair value.........................   $      1,031
      Cash collateral received from counterparties (2).   $      1,000
      Reinvestment portfolio -- estimated fair value...   $      1,000

--------

(1) Included within fixed maturity securities, short-term investments and cash equivalents.

(2) Included within payables for collateral under securities loaned and other transactions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The cash collateral liability by loaned security type and remaining tenor of the agreements was as follows at:

                                                         December 31, 2017
                                                       ---------------------
                                                       Remaining
                                                        Tenor of
                                                       Repurchase
                                                       Agreements
                                                       ----------
                                                        1 Month
                                                        or Less     Total
                                                       ---------- ----------
                                                           (In millions)
   Cash collateral liability by loaned security type:
   U.S. government and agency......................... $    1,000 $    1,000
                                                       ========== ==========

  The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including U.S. government and agency securities, agency RMBS and ABS), short-term investments and cash equivalents, with 66% invested in U.S. government and agency securities, agency RMBS, short-term investments, cash equivalents or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                   December 31,
                                                              -----------------------
                                                                 2017        2016
                                                              ----------- -----------
                                                                   (In millions)
Invested assets on deposit (regulatory deposits)............. $        49 $        47
Invested assets pledged as collateral (1)....................      20,775      20,750
                                                              ----------- -----------
  Total invested assets on deposit and pledged as collateral. $    20,824 $    20,797
                                                              =========== ===========

--------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), derivative transactions (see Note 9) and secured debt (See Note 11).

  See "-- Securities Lending" and "-- Repurchase Agreements" for information regarding securities on loan and Note 7 for information regarding investments designated to the closed block.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The Company's PCI investments were as follows at:

                                                         December 31,
                                                   -------------------------
                                                       2017         2016
                                                   ------------ ------------
                                                   Fixed Maturity Securities
                                                   -------------------------
                                                         (In millions)
   Outstanding principal and interest balance (1). $      4,607 $      5,859
   Carrying value (2)............................. $      3,825 $      4,598

--------

(1)Represents the contractually required payments, which include contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI investments acquired during the periods indicated:

                                                       Years Ended December 31,
                                                       -------------------------
                                                          2017         2016
                                                       ----------  ------------
                                                       Fixed Maturity Securities
                                                       -------------------------
                                                            (In millions)
 Contractually required payments (including interest). $      107  $      1,831
 Cash flows expected to be collected (1).............. $       78  $      1,644
 Fair value of investments acquired................... $       72  $      1,206

--------

(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

  The following table presents activity for the accretable yield on PCI investments:

                                                      Years Ended December 31,
                                                     --------------------------
                                                         2017          2016
                                                     ------------  ------------
                                                      Fixed Maturity Securities
                                                     --------------------------
                                                            (In millions)
Accretable yield, January 1,........................ $      1,678  $      1,784
Investments purchased...............................            6           438
Accretion recognized in earnings....................         (273)         (277)
Disposals...........................................          (42)         (138)
Reclassification (to) from nonaccretable difference.          102          (129)
                                                     ------------  ------------
Accretable yield, December 31,...................... $      1,471  $      1,678
                                                     ============  ============

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $11.5 billion at December 31, 2017. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.9 billion at December 31, 2017. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for two of the three most recent annual periods: 2017 and 2016. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2017, 2016 and 2015. Aggregate total assets of these entities totaled $450.0 billion and $385.3 billion at December 31, 2017 and 2016, respectively. Aggregate total liabilities of these entities totaled
$59.5 billion and $48.5 billion at December 31, 2017 and 2016, respectively. Aggregate net income (loss) of these entities totaled $35.0 billion, $27.6 billion and $23.4 billion for the years ended December 31, 2017, 2016 and 2015, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2017 and 2016.

                                                  December 31,
                                  ---------------------------------------------
                                           2017                   2016
                                  ---------------------- ----------------------
                                    Total       Total      Total       Total
                                    Assets   Liabilities   Assets   Liabilities
                                  ---------- ----------- ---------- -----------
                                                  (In millions)
Real estate joint ventures (1)... $    1,077   $   --    $    1,124   $    --
Renewable energy partnership (2).        116        3            --        --
Other investments (3)............         32        6            62        12
                                  ---------- ----------- ---------- -----------
  Total.......................... $    1,225   $    9    $    1,186   $    12
                                  ========== =========== ========== ===========

--------

(1) The Company consolidates certain affiliated real estate joint ventures. At both December 31, 2017 and 2016, the Company and its affiliates invested $1.0 billion and $85 million, respectively, in these affiliated real estate joint ventures.

(2) Assets of the renewable energy partnership, primarily consisting of other invested assets, were consolidated in prior periods. As a result of the Separation and a reassessment in 2017, the renewable energy partnership was determined to be a consolidated VIE.

(3) Other investments is comprised primarily of other invested assets. The Company consolidates entities that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                            December 31,
                                     -----------------------------------------------------------
                                                 2017                          2016
                                     ----------------------------- -----------------------------
                                                       Maximum                       Maximum
                                         Carrying     Exposure         Carrying     Exposure
                                        Amount         to Loss (1)    Amount         to Loss (1)
                                     ------------- --------------- ------------- ---------------
                                                            (In millions)
Fixed maturity securities AFS:
  Structured Securities (2)......... $      34,284  $      34,284  $      34,912  $      34,912
  U.S. and foreign corporate........         1,166          1,166          1,167          1,167
Other limited partnership interests.         3,561          5,765          3,383          5,674
Other invested assets...............         2,172          2,506          2,089          2,666
Real estate joint ventures..........            38             43             81             95
                                     ------------- --------------- ------------- ---------------
  Total............................. $      41,221  $      43,764  $      41,632  $      44,514
                                     ============= =============== ============= ===============

--------

(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $117 million and $150 million at December 31, 2017 and 2016, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during each of the years ended December 31, 2017, 2016 and 2015.

    During 2017, the Company securitized certain residential mortgage loans and acquired an interest in the related RMBS issued. While the Company has a variable interest in the issuer of the securities, it is not the primary beneficiary of the issuer of the securities since it does not have any rights to remove the servicer or veto rights over the servicer's actions. The carrying value and the estimated fair value of mortgage loans sold during 2017 were $319 million and $339 million, respectively, resulting in a gain of $20 million during the year ended December 31, 2017, which was included within net investment gains (losses). The estimated fair value of RMBS acquired in connection with the securitization was $52 million. Included in the carrying amount and maximum exposure to loss for Structured Securities presented above at December 31, 2017 were $51 million of such investments. See Note 10 for information on how the estimated fair value of mortgage loans and RMBS is determined, the valuation approaches and key inputs, their placement in the fair value hierarchy, and for certain RMBS, quantitative information about the significant unobservable inputs and the sensitivity of their estimated fair value to changes in those inputs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Net Investment Income

   The components of net investment income were as follows:

                                                        Years Ended December 31,
                                                   -----------------------------------
                                                      2017        2016        2015
                                                   ----------- ----------- -----------
                                                              (In millions)
Investment income:
Fixed maturity securities......................... $     7,057 $     7,653 $     7,930
Equity securities.................................          97          90          91
Mortgage loans....................................       2,647       2,539       2,514
Policy loans......................................         310         404         435
Real estate and real estate joint ventures........         446         488         743
Other limited partnership interests...............         625         413         519
Cash, cash equivalents and short-term investments.          74          43          25
Operating joint venture...........................          19           9           9
Other.............................................         133         207         149
                                                   ----------- ----------- -----------
  Subtotal........................................      11,408      11,846      12,415
Less: Investment expenses.........................         895         763         876
                                                   ----------- ----------- -----------
  Net investment income........................... $    10,513 $    11,083 $    11,539
                                                   =========== =========== ===========

    See "-- Variable Interest Entities" for discussion of consolidated securitization entities ("CSEs").

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

    The components of net investment gains (losses) were as follows:

                                                                             Years Ended December 31,
                                                                        ----------------------------------
                                                                           2017        2016        2015
                                                                        ----------  ----------  ----------
                                                                                   (In millions)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized -- by sector and industry:
U.S. and foreign corporate securities -- by industry:
Consumer............................................................... $       (5) $       --  $      (21)
Industrial.............................................................         --         (58)         --
Utility................................................................         --         (20)        (15)
Communications.........................................................         --          (3)         --
                                                                        ----------  ----------  ----------
  Total U.S. and foreign corporate securities..........................         (5)        (81)        (36)
RMBS...................................................................         --         (16)        (17)
State and political subdivision........................................         (1)         --          (1)
                                                                        ----------  ----------  ----------
  OTTI losses on fixed maturity securities recognized in earnings......         (6)        (97)        (54)
Fixed maturity securities -- net gains (losses) on sales and disposals.         23         169        (114)
                                                                        ----------  ----------  ----------
  Total gains (losses) on fixed maturity securities....................         17          72        (168)
                                                                        ----------  ----------  ----------
Total gains (losses) on equity securities:
Total OTTI losses recognized -- by sector:
Common stock...........................................................        (23)        (75)        (37)
Non-redeemable preferred stock.........................................         (1)         --          --
                                                                        ----------  ----------  ----------
  OTTI losses on equity securities recognized in earnings..............        (24)        (75)        (37)
Equity securities -- net gains (losses) on sales and disposals.........          7          19          --
                                                                        ----------  ----------  ----------
  Total gains (losses) on equity securities............................        (17)        (56)        (37)
                                                                        ----------  ----------  ----------
Mortgage loans.........................................................        (34)        (20)        (90)
Real estate and real estate joint ventures.............................        607         142         430
Other limited partnership interests....................................        (52)        (59)        (66)
Other..................................................................       (115)        (32)        (18)
                                                                        ----------  ----------  ----------
  Subtotal.............................................................        406          47          51
                                                                        ----------  ----------  ----------
Non-investment portfolio gains (losses)................................        (72)         85         208
                                                                        ----------  ----------  ----------
  Total net investment gains (losses).................................. $      334  $      132  $      259
                                                                        ==========  ==========  ==========

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($142) million, $89 million and $125 million for the years ended December 31, 2017, 2016 and 2015, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

    Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below.

                                                       Years Ended December 31,
                                 -------------------------------------------------------------------
                                    2017        2016        2015        2017       2016       2015
                                 ----------  ----------  ----------  ---------  ---------  ---------
                                      Fixed Maturity Securities             Equity Securities
                                 ----------------------------------  -------------------------------
                                                              (In millions)
Proceeds........................ $   34,483  $   58,812  $   60,957  $     738  $     146  $     105
                                 ==========  ==========  ==========  =========  =========  =========
Gross investment gains.......... $      278  $      755  $      584  $      18  $      28  $      28
Gross investment losses.........       (255)       (586)       (698)       (11)        (9)       (28)
OTTI losses.....................         (6)        (97)        (54)       (24)       (75)       (37)
                                 ----------  ----------  ----------  ---------  ---------  ---------
  Net investment gains (losses). $       17  $       72  $     (168) $     (17) $     (56) $     (37)
                                 ==========  ==========  ==========  =========  =========  =========

  Credit Loss Rollforward

    The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                                      Years Ended December 31,
                                                                                                      ----------------------
                                                                                                         2017         2016
                                                                                                      ----------   ----------
                                                                                                            (In millions)
Balance at January 1,................................................................................ $      157   $      188
Additions:
  Initial impairments -- credit loss OTTI on securities not previously impaired......................          1            1
  Additional impairments -- credit loss OTTI on securities previously impaired.......................         --           13
Reductions:
  Sales (maturities, pay downs or prepayments) of securities previously impaired as credit loss OTTI.        (47)         (43)
  Securities impaired to net present value of expected future cash flows.............................         --           (1)
  Increase in cash flows -- accretion of previous credit loss OTTI...................................         (1)          (1)
                                                                                                      ----------   ----------
Balance at December 31,.............................................................................. $      110   $      157
                                                                                                      ==========   ==========

  Related Party Investment Transactions

    The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                         Years Ended December 31,
                                                                      ------------------------------
                                                                        2017      2016       2015
                                                                      -------- ---------- ----------
                                                                              (In millions)
 Estimated fair value of invested assets transferred to affiliates... $    453 $    5,678 $    1,003
 Amortized cost of invested assets transferred to affiliates......... $    416 $    5,338 $      941
 Net investment gains (losses) recognized on transfers............... $     37 $      340 $       62
 Estimated fair value of invested assets transferred from affiliates. $    306 $    1,583 $      237

    In January 2017, the Company received transferred investments with an estimated fair value of $292 million, which are included in the table above, in addition to $275 million in cash related to the recapture of risks from minimum benefit guarantees on certain variable annuities previously reinsured by Brighthouse Insurance. In April 2016, the Company transferred investments and cash and cash equivalents with an amortized cost and estimated fair value of $4.0 billion and $4.3 billion,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

  respectively, for the recapture of risks related to certain single premium deferred annuity contracts previously reinsured to Brighthouse Insurance, which are included in the table above. Also, in November 2016, the Company transferred investments and cash and cash equivalents with an amortized cost and estimated fair value of $863 million and $933 million, respectively, for the recapture of risks related to certain single premium deferred annuity contracts previously reinsured to Brighthouse NY, which are included in the table above. See Note 6 for additional information related to these transfers.

    The unpaid principal balance of MetLife, Inc. affiliated loans held by the Company totals $1.8 billion, bear interest at the following fixed rates, payable semiannually, and are due as follows: $500 million at 3.54% due on June 30, 2019, $250 million at 3.57% due on October 1, 2019, $358 million at 5.64% due on July 15, 2021 and $467 million at 5.86% due on December 16, 2021. In September 2016, an affiliated loan for $250 million matured and, subsequently, a new loan was issued for $250 million, which bears interest, payable semiannually, at a fixed rate of 3.03% and matures on September 30, 2020. The carrying value of these MetLife, Inc. affiliated loans totaled $1.8 billion at both December 31, 2017 and 2016, and are included in other invested assets. Net investment income from these affiliated loans was $78 million, $91 million and $95 million for the years ended December 31, 2017, 2016 and 2015, respectively.

    As a structured settlements assignment company, the Company purchases annuities from Brighthouse to fund the periodic structured settlement claim payment obligations it assumes. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate annuity contract values recorded, for which the Company has also recorded unpaid claim obligations of equal amounts, were $1.3 billion at both December 31, 2017 and 2016. The related net investment income and corresponding policyholder benefits and claims recognized were $69 million and $64 million for the years ended December 31, 2017 and 2016, respectively.

    The Company holds a surplus note from American Life Insurance Company, an affiliate, which was included in other invested assets, with a carrying value of $100 million at both December 31, 2017 and 2016. The loan, which bears interest at a fixed rate of 3.17%, payable semiannually, is due on June 30, 2020. Net investment income from this surplus note was $3 million for each of the three years ended December 31, 2017, 2016 and 2015.

    The Company holds preferred stock of Metropolitan Property and Casualty Insurance Company, an affiliate, which was included in other invested assets, with a carrying value of $315 million at both December 31, 2017 and 2016. Dividends are payable quarterly at a variable rate. Net investment income from the affiliated preferred stock dividends was $6 million, $5 million and $4 million for the years ended December 31, 2017, 2016 and 2015, respectively.

    In March 2017, the Company purchased from Brighthouse Insurance an interest in an operating joint venture for $286 million, which was settled in cash in April 2017.

    The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $73 million, $172 million and $157 million for the years ended December 31, 2017, 2016 and 2015, respectively.

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures.

    See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliates.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Interbank Offered Rate ("LIBOR"), calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate of return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency securities, or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  The Company also entered into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps were not designated as hedging instruments. As of December 31, 2016, the Company no longer maintained a trading portfolio for derivatives.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                        December 31,
                                                            --------------------------------------------------------------------
                                                                          2017                               2016
                                                            --------------------------------- ----------------------------------
                                                                        Estimated Fair Value               Estimated Fair Value
                                                                       ----------------------             ----------------------
                                                              Gross                             Gross
                                                             Notional                          Notional
                          Primary Underlying Risk Exposure    Amount    Assets    Liabilities   Amount     Assets    Liabilities
                          --------------------------------  ---------- --------- ------------ ----------- --------- ------------
                                                                                       (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps...... Interest rate....................  $   3,826  $  2,289   $       3   $    4,993  $  2,221   $       6
Foreign currency swaps... Foreign currency exchange rate...      1,082        47          17        1,200        29         224
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal.................................................       4,908     2,336          20        6,193     2,250         230
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Cash flow hedges:
Interest rate swaps...... Interest rate....................      3,337       234          --        1,793       325          26
Interest rate forwards... Interest rate....................      3,333        --         127        4,033        --         370
Foreign currency swaps... Foreign currency exchange rate...     22,287       795       1,078       20,080     1,435       1,604
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                       28,957     1,029       1,205       25,906     1,760       2,000
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total qualifying hedges..................................      33,865     3,365       1,225       32,099     4,010       2,230
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Derivatives Not Designated or Not Qualifying as Hedging
 Instruments:
Interest rate swaps...... Interest rate....................     43,028     1,722         336       32,662     2,514         879
Interest rate floors..... Interest rate....................      7,201        91          --        9,001       173           2
Interest rate caps....... Interest rate....................     53,079        78           2       78,358       112           3
Interest rate futures.... Interest rate....................      2,257         1           2        2,342         3          --
Interest rate options.... Interest rate....................      7,525       142          11          850       144           1
Interest rate forwards... Interest rate....................         --        --          --          396        --           3
Interest rate total
 return swaps............ Interest rate....................      1,048         8           2        1,549         2         127
Synthetic GICs........... Interest rate....................     11,318        --          --        5,566        --          --
Foreign currency swaps... Foreign currency exchange rate...      6,739       547         164        8,175     1,247          58
Foreign currency forwards Foreign currency exchange rate...        961        16           7        1,396        52          18
Credit default swaps --
 purchased............... Credit...........................        980         7           8          961        12           6
Credit default swaps --
 written................. Credit...........................      7,874       181          --        8,025       119           8
Equity futures........... Equity market....................      1,282         5           1        1,851        10          --
Equity index options..... Equity market....................     14,408       384         476       11,119       260         426
Equity variance swaps.... Equity market....................      3,530        45         169        5,579        69         193
Equity total return swaps Equity market....................      1,077        --          39        1,013         1          42
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total non-designated or nonqualifying derivatives........     162,307     3,227       1,217      168,843     4,718       1,766
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total....................................................   $ 196,172  $  6,592   $   2,442   $  200,942  $  8,728   $   3,996
                                                            ========== =========  ==========  =========== =========  ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2017 and 2016. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

   The components of net derivative gains (losses) were as follows:

                                                                 Years Ended December 31,
                                                         ----------------------------------------
                                                            2017           2016           2015
                                                         ----------- ----------------  ----------
                                                                      (In millions)
Freestanding derivatives and hedging gains (losses) (1).  $    (771)  $          (715)  $     463
Embedded derivatives gains (losses).....................         427             (423)        418
                                                         ----------- ----------------  ----------
 Total net derivative gains (losses)....................  $    (344)  $       (1,138)   $     881
                                                         =========== ================  ==========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

   The following table presents earned income on derivatives:

                                                           Years Ended December 31,
                                                    --------------------------------------
                                                       2017         2016          2015
                                                    ----------- ------------  ------------
                                                                (In millions)
Qualifying hedges:
Net investment income..............................  $      302  $       280   $       227
Interest credited to policyholder account balances.        (64)           (1)           28
Nonqualifying hedges:
Net investment income..............................          --          (1)           (5)
Net derivative gains (losses)......................         406          577           518
Policyholder benefits and claims...................           5            4             2
                                                    ----------- ------------  ------------
 Total.............................................  $      649  $       859   $       770
                                                    =========== ============  ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or not qualifying as hedging instruments:

                                                 Net          Net      Policyholder
                                              Derivative   Investment  Benefits and
                                            Gains (Losses) Income (1)   Claims (2)
                                            -------------- ----------  ------------
                                                         (In millions)
Year Ended December 31, 2017
Interest rate derivatives..................   $    (343)    $       1   $       --
Foreign currency exchange rate derivatives.        (746)           --           --
Credit derivatives -- purchased............         (16)           --           --
Credit derivatives -- written..............          102           --           --
Equity derivatives.........................        (536)          (6)        (216)
                                            -------------- ----------  ------------
 Total.....................................   $  (1,539)    $     (5)   $    (216)
                                            ============== ==========  ============
Year Ended December 31, 2016
Interest rate derivatives..................   $  (1,088)    $      --   $       --
Foreign currency exchange rate derivatives.          726           --           --
Credit derivatives -- purchased............         (23)           --           --
Credit derivatives -- written..............           48           --           --
Equity derivatives.........................        (457)         (14)         (94)
                                            -------------- ----------  ------------
 Total.....................................   $    (794)    $    (14)   $     (94)
                                            ============== ==========  ============
Year Ended December 31, 2015
Interest rate derivatives..................   $    (243)    $      --   $       --
Foreign currency exchange rate derivatives.          678           --           --
Credit derivatives -- purchased............           17           (3)          --
Credit derivatives -- written..............         (57)           --           --
Equity derivatives.........................        (152)         (11)           --
                                            -------------- ----------  ------------
 Total.....................................   $      243    $    (14)   $       --
                                            ============== ==========  ============

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures and derivatives held in relation to trading portfolios. As of December 31, 2016, the Company no longer maintained a trading portfolio for derivatives.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                                         Net Derivative  Net Derivative Ineffectiveness
                                                                         Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value           Hedged Items in Fair Value             Recognized    Recognized for Net Derivative
Hedging Relationships                 Hedging Relationships              for Derivatives  Hedged Items  Gains (Losses)
------------------------- ---------------------------------------------- --------------- -------------- ---------------
                                                                                         (In millions)
Year Ended December 31, 2017
Interest rate swaps:      Fixed maturity securities.....................          $    4          $ (5)           $ (1)
                          Policyholder liabilities (1)..................            (69)            134              65
Foreign currency swaps:   Foreign-denominated fixed maturity securities.            (24)             27               3
                          Foreign-denominated policyholder account
                           balances (2).................................              65           (43)              22
                                                                         --------------- -------------- ---------------
  Total...............................................................            $ (24)          $ 113           $  89
                                                                         =============== ============== ===============
Year Ended December 31, 2016
Interest rate swaps:      Fixed maturity securities.....................          $    8          $ (9)           $ (1)
                          Policyholder liabilities (1)..................           (109)             90            (19)
Foreign currency swaps:   Foreign-denominated fixed maturity securities.              10            (9)               1
                          Foreign-denominated policyholder account
                           balances (2).................................            (95)             92             (3)
                                                                         --------------- -------------- ---------------
  Total...............................................................            $(186)          $ 164           $(22)
                                                                         =============== ============== ===============
Year Ended December 31, 2015
Interest rate swaps:      Fixed maturity securities.....................          $    4          $  --           $   4
                          Policyholder liabilities (1)..................             (4)            (6)            (10)
Foreign currency swaps:   Foreign-denominated fixed maturity securities.              14            (5)               9
                          Foreign-denominated policyholder account
                           balances (2).................................           (240)            231             (9)
                                                                         --------------- -------------- ---------------
  Total...............................................................            $(226)          $ 220           $ (6)
                                                                         =============== ============== ===============

--------

(1)Fixed rate liabilities reported in policyholder account balances or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into net derivative gains (losses). These amounts were $20 million, $17 million and $14 million for the years ended December 31, 2017, 2016 and 2015, respectively.

  At both December 31, 2017 and 2016, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  At December 31, 2017 and 2016, the balance in AOCI associated with cash flow hedges was $1.4 billion and $2.2 billion, respectively.

   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                   Amount and Location       Amount and Location
                            Amount of Gains         of Gains (Losses)         of Gains (Losses)
Derivatives in Cash Flow  (Losses)Deferred in       Reclassified from       Recognized in Income
Hedging Relationships     AOCI on Derivatives    AOCI into Income (Loss)    (Loss) on Derivatives
------------------------  ------------------- ----------------------------- ---------------------
                          (Effective Portion)      (Effective Portion)      (Ineffective Portion)
-                         ------------------- ----------------------------- ---------------------
                                              Net Derivative Net Investment    Net Derivative
                                              Gains (Losses)     Income        Gains (Losses)
                                              -------------- -------------- ---------------------
                                                       (In millions)
Year Ended December 31, 2017
Interest rate swaps......  $               73  $          24 $           16   $                18
Interest rate forwards...                 210           (11)              2                   (2)
Foreign currency swaps...               (161)            938            (1)                    --
Credit forwards..........                  --              1              1                    --
                          ------------------- -------------- -------------- ---------------------
  Total..................  $              122  $         952 $           18   $                16
                          =================== ============== ============== =====================
Year Ended December 31, 2016
Interest rate swaps......  $               58  $          57 $           12   $                --
Interest rate forwards...               (366)            (1)              3                    --
Foreign currency swaps...                 167          (251)            (1)                    --
Credit forwards..........                  --              3              1                    --
                          ------------------- -------------- -------------- ---------------------
  Total..................  $            (141)  $       (192) $           15   $                --
                          =================== ============== ============== =====================
Year Ended December 31, 2015
Interest rate swaps......  $               76  $          83 $           11   $                 2
Interest rate forwards...                 (3)              4              2                    --
Foreign currency swaps...                (92)          (679)            (1)                     7
Credit forwards..........                  --              1              1                    --
                          ------------------- -------------- -------------- ---------------------
  Total..................  $             (19)  $       (591) $           13   $                 9
                          =================== ============== ============== =====================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2017, the Company expected to reclassify ($11) million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $7.9 billion and $8.0 billion at December 31, 2017 and 2016, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2017 and 2016, the Company would have received $181 million and $111 million, respectively, to terminate all of these contracts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2017                                   2016
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                                     ( Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3).....  $      3   $        159           2.8  $     1    $        229           2.7
Credit default swaps referencing indices.        42          2,193           2.7       32           2,093           3.5
                                           --------   ------------                -------    ------------
  Subtotal...............................        45          2,352           2.7       33           2,322           3.4
                                          ---------- --------------              ---------- --------------
Baa
Single name credit default swaps (3).....         4            416           1.5        3             563           2.2
Credit default swaps referencing indices.       111          4,761           5.2       61           4,730           5.1
                                          ---------- --------------              ---------- --------------
  Subtotal...............................       115          5,177           4.9       64           5,293           4.8
                                          ---------- --------------              ---------- --------------
Ba
Single name credit default swaps (3).....         1            105           3.4       (2)            115           4.2
Credit default swaps referencing indices.        --             --            --       --              --            --
                                          ---------- --------------              ---------- --------------
  Subtotal...............................         1            105           3.4       (2)            115           4.2
                                          ---------- --------------              ---------- --------------
B
Single name credit default swaps (3).....         2             20           3.5       --              70           1.8
Credit default swaps referencing indices.        18            220           5.0       16             225           5.0
                                          ---------- --------------              ---------- --------------
  Subtotal...............................        20            240           4.9       16             295           4.2
                                          ---------- --------------              ---------- --------------
  Total..................................  $    181   $      7,874           4.2  $   111    $      8,025           4.4
                                           ========   ============                =======    ============

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or state and political subdivisions.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $7.9 billion and $8.0 billion from the table above were $27 million and $30 million at December 31, 2017 and 2016, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                         December 31,
                                                                      --------------------------------------------------
                                                                                2017                      2016
                                 -                                    ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar
Arrangement                                                              Assets    Liabilities     Assets    Liabilities
--------------------------------------------------------------------  -----------  -----------  -----------  -----------
                                                                                        (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)....................................................  $    6,478   $    2,203   $    7,926   $    3,349
OTC-cleared (1), (6).................................................         168          216          905          611
Exchange-traded......................................................           6            3           13           --
                                                                      -----------  -----------  -----------  -----------
  Total gross estimated fair value of derivatives (1)................       6,652        2,422        8,844        3,960
Amounts offset on the consolidated balance sheets....................          --           --           --           --
                                                                      -----------  -----------  -----------  -----------
  Estimated fair value of derivatives presented on the consolidated
   balance sheets (1), (6)...........................................       6,652        2,422        8,844        3,960
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral........................................................      (1,891)      (1,891)      (2,737)     (2,737)
OTC-cleared..........................................................         (31)         (31)        (391)       (391)
Exchange-traded......................................................          --           --           --           --
Cash collateral: (3), (4)
OTC-bilateral........................................................      (3,448)          --       (3,418)          --
OTC-cleared..........................................................        (131)        (179)        (497)       (217)
Exchange-traded......................................................          --           --           --           --
Securities collateral: (5)
OTC-bilateral........................................................        (954)        (312)      (1,560)       (609)
OTC-cleared..........................................................          --           (6)          --           --
Exchange-traded......................................................          --           (3)          --           --
                                                                      -----------  -----------  -----------  -----------
  Net amount after application of master netting agreements and
   collateral........................................................  $      197   $       --   $      241   $        6
                                                                      ===========  ===========  ===========  ===========

--------

(1)At December 31, 2017 and 2016, derivative assets included income or (expense) accruals reported in accrued investment income or in other liabilities of $60 million and $116 million, respectively, and derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($20) million and ($36) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2017 and 2016, the Company received excess cash collateral of $122 million and $77 million, respectively, and provided excess cash collateral of $9 million and $9 million, respectively, which is not included in the table above due to the foregoing limitation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2017, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2017 and 2016, the Company received excess securities collateral with an estimated fair value of $30 million and $21 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2017 and 2016, the Company provided excess securities collateral with an estimated fair value of $152 million and $75 million, respectively, for its OTC-bilateral derivatives, and $299 million and $531 million, respectively, for its OTC-cleared derivatives, and $50 million and $116 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

(6)Effective January 3, 2017, the CME amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. See Note 1 for further information on the CME amendments.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that party reaches a minimum transfer amount. A small number of these arrangements also include financial strength or credit rating contingent provisions that include a threshold above which collateral must be posted. Such agreements provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in credit ratings of Metropolitan Life Insurance Company and/or the credit ratings of the counterparty. In addition, substantially all of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that Metropolitan Life Insurance Company would be required to provide if there was a one-notch downgrade in its financial strength or credit rating, as applicable, at the reporting date or if its financial strength or credit rating, as applicable, at the reporting date sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                               December 31,
                                                   --------------------------------------------------------------------
                                                                  2017                              2016
                                                   ---------------------------------- ---------------------------------
                                                    Derivatives  Derivatives          Derivatives  Derivatives
                                                    Subject to   Not Subject          Subject to   Not Subject
                                                    Financial    to Financial          Financial   to Financial
                                                    Strength-     Strength-            Strength-    Strength-
                                                    Contingent   Contingent           Contingent   Contingent
                                                    Provisions   Provisions    Total  Provisions   Provisions    Total
                                                   ------------ ------------- ------- ----------- ------------- -------
                                                                              (In millions)
Estimated Fair Value of Derivatives in a Net
 Liability Position (1)...........................   $   313       $   --     $   313   $   612      $   --     $   612
Estimated Fair Value of Collateral Provided:
Fixed maturity securities.........................   $   399       $   --     $   399   $   684      $   --     $   684
Cash..............................................   $    --       $   --     $    --   $    --      $   --     $    --
Estimated Fair Value of Incremental Collateral
 Provided Upon:
One-notch downgrade in financial strength or
 credit rating, as applicable.....................   $    --       $   --     $    --   $    --      $   --     $    --
Downgrade in financial strength or credit rating,
 as applicable, to a level that triggers full
 overnight collateralization or termination of
 the derivative position..........................   $    --       $   --     $    --   $    --      $   --     $    --

-------------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs, GMABs, and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; fixed annuities with equity indexed returns; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                            December 31,
                                                                                        --------------------
                                                     Balance Sheet Location               2017       2016
                                           -------------------------------------------- --------  ----------
                                                                                            (In millions)
Embedded derivatives within asset host
 contracts:
Ceded guaranteed minimum benefits......... Premiums, reinsurance and other receivables.  $    --   $     460
Options embedded in debt or equity
 securities............................... Investments.................................     (113)        (78)
                                                                                        --------  ----------
 Embedded derivatives within asset host contracts.....................................   $  (113)  $     382
                                                                                        ========  ==========
Embedded derivatives within liability
 host contracts:
Direct guaranteed minimum benefits........ Policyholder account balances...............  $   (94)  $     169
Assumed guaranteed minimum benefits....... Policyholder account balances...............        3         390
Funds withheld on ceded reinsurance....... Other liabilities...........................      898         777
Fixed annuities with equity indexed
 returns.................................. Policyholder account balances...............       69          17
                                                                                        --------  ----------
 Embedded derivatives within liability host contracts.................................   $   876   $   1,353
                                                                                        ========  ==========

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                        ----------------------------------------
                                            2017          2016          2015
                                        ------------ -------------- ------------
                                                     (In millions)
Net derivative gains (losses) (1), (2). $        427 $        (423) $        418

-------------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($65) million, $76 million and $29 million for the years ended December 31, 2017, 2016 and 2015, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were less than $1 million, ($29) million and ($4) million for the years ended
   December 31, 2017, 2016 and 2015, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


10. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                                                    December 31, 2017
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities:
U.S. corporate...........................................  $            --  $         54,629  $         3,461  $         58,090
U.S. government and agency...............................           18,802            19,743               --            38,545
Foreign corporate........................................               --            21,471            4,125            25,596
RMBS.....................................................               --            19,372            3,262            22,634
ABS......................................................               --             7,079              787             7,866
State and political subdivision..........................               --             7,551               --             7,551
CMBS.....................................................               --             5,461               27             5,488
Foreign government.......................................               --             4,471               31             4,502
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities........................           18,802           139,777           11,693           170,272
                                                          ---------------- ----------------- ---------------- -----------------
Equity securities........................................              399               893              366             1,658
Short-term investments...................................            2,056             1,092                7             3,155
Residential mortgage loans -- FVO........................               --                --              520               520
Derivative assets: (1)
Interest rate............................................                1             4,556                8             4,565
Foreign currency exchange rate...........................               --             1,405               --             1,405
Credit...................................................               --               149               39               188
Equity market............................................                5               363               66               434
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................                6             6,473              113             6,592
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within asset host contracts (2).....               --                --               --                --
Separate account assets (3)..............................           23,571           106,294              960           130,825
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets...........................................  $        44,834  $        254,529  $        13,659  $        313,022
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $             2  $            351  $           130  $            483
Foreign currency exchange rate...........................               --             1,261                5             1,266
Credit...................................................               --                 8               --                 8
Equity market............................................                1               515              169               685
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................                3             2,135              304             2,442
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (2).               --                --              876               876
Long-term debt...........................................               --                --               --                --
Separate account liabilities (3).........................               --                 7                2                 9
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $             3  $          2,142  $         1,182  $          3,327
                                                          ================ ================= ================ =================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                                                  December 31, 2016
                                                          -----------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          --------------------------------------------------
                                                                                                                 Total
                                                                                                               Estimated
                                                              Level 1          Level 2          Level 3        Fair Value
                                                          ---------------- ---------------- ---------------- --------------
                                                                                    (In millions)
Assets
Fixed maturity securities:
U.S. corporate...........................................  $            --  $        51,303  $         4,855  $      56,158
U.S. government and agency...............................           17,597           18,018               --         35,615
Foreign corporate........................................               --           20,373            3,984         24,357
RMBS.....................................................               --           19,719            3,698         23,417
ABS......................................................               --            6,745              759          7,504
State and political subdivision..........................               --            7,126               10          7,136
CMBS.....................................................               --            4,851               84          4,935
Foreign government.......................................               --            3,977               21          3,998
                                                          ---------------- ---------------- ---------------- --------------
  Total fixed maturity securities........................           17,597          132,112           13,411        163,120
                                                          ---------------- ---------------- ---------------- --------------
Equity securities........................................              408            1,011              420          1,839
Short-term investments...................................            2,945            1,720               25          4,690
Residential mortgage loans -- FVO........................               --               --              566            566
Derivative assets: (1)
Interest rate............................................                3            5,489                2          5,494
Foreign currency exchange rate...........................               --            2,763               --          2,763
Credit...................................................               --              101               30            131
Equity market............................................               10              226              104            340
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative assets................................               13            8,579              136          8,728
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within asset host contracts (2).....               --               --              460            460
Separate account assets (3)..............................           27,633          105,055            1,148        133,836
                                                          ---------------- ---------------- ---------------- --------------
  Total assets...........................................  $        48,596  $       248,477  $        16,166  $     313,239
                                                          ================ ================ ================ ==============
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $            --  $           917  $           500  $       1,417
Foreign currency exchange rate...........................               --            1,902                2          1,904
Credit...................................................               --               14               --             14
Equity market............................................               --              468              193            661
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative liabilities...........................               --            3,301              695          3,996
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within liability host contracts (2).               --               --            1,353          1,353
Long-term debt...........................................               --               --               74             74
Separate account liabilities (3).........................               --               16                7             23
                                                          ---------------- ---------------- ---------------- --------------
  Total liabilities......................................  $            --  $         3,317  $         2,129  $       5,446
                                                          ================ ================ ================ ==============

-------------

(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2)Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets. At December 31, 2017 and 2016, debt and equity securities also included embedded derivatives of ($113) million and ($78) million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets. Separate account liabilities presented in the tables above represent derivative liabilities.

   The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

  Investments

   Valuation Controls and Procedures

      On behalf of the Company's and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third-party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of the Board of Directors of each of MetLife, Inc. and Metropolitan Life Insurance Company regarding compliance with fair value accounting standards.

      The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 1% of the total estimated fair value of Level 3 fixed maturity securities at December 31, 2017.

      The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

   Securities, Short-term Investments and Long-term Debt

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The estimated fair value of long-term debt is determined on a basis consistent with the methodologies described herein for securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


      The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

 -----------------------------------------------------------------------------
 Instrument              Level 2                          Level 3
                    Observable Inputs               Unobservable Inputs
 -----------------------------------------------------------------------------
 Fixed maturity securities
 -----------------------------------------------------------------------------
  U.S. corporate and Foreign corporate securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
              Principally the market and      Principally the market approach.
              income approaches.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that  . illiquidity premium
               are not active
             . benchmark yields; spreads off  .  delta spread adjustments to
               benchmark yields; new            reflect specific
               issuances; issuer rating         credit-related issues
             . trades of identical or         . credit spreads
               comparable securities;
               duration
             . Privately-placed securities    .  quoted prices in markets
               are valued using the              that are not active for
               additional key inputs:            identical or similar
             . market yield curve; call          securities that are less
               provisions                        liquid and based on lower
             . observable prices and spreads     levels of trading activity
               for similar public or private     than securities classified
               securities that                   in Level 2
                   incorporate the credit     .  independent non-binding
               quality and industry sector       broker quotations
               of the issuer
             . delta spread adjustments to
               reflect specific
               credit-related issues
 -----------------------------------------------------------------------------
  U.S. government and agency, State and political subdivision and Foreign government securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
             Principally the market approach. Principally the market approach.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that  .independent non-binding broker
               are not active                  quotations
             . benchmark U.S. Treasury yield  . quoted prices in markets that
               or other yields                   are not active for identical
                                                 or similar securities that
                                                 are less liquid and based on
             . the spread off the U.S.           lower levels of trading
               Treasury yield curve for the      activity than securities
               identical security                classified in Level 2
             . issuer ratings and issuer
               spreads; broker-dealer quotes  .credit spreads
             . comparable securities that
               are actively traded
 -----------------------------------------------------------------------------
  Structured Securities
 -----------------------------------------------------------------------------
             Valuation Approaches:            Valuation Approaches:
             Principally the market and       Principally the market and
             income approaches.               income approaches.
             Key Inputs:                      Key Inputs:
             . quoted prices in markets that
               are not active                 . credit spreads
             . spreads for actively traded    .  quoted prices in markets
               securities; spreads off           that are not active for
               benchmark yields                  identical or similar
             . expected prepayment speeds        securities that are less
               and volumes                       liquid and based on lower
             . current and forecasted loss       levels of trading activity
               severity; ratings; geographic     than securities classified
               region                            in Level 2
             . weighted average coupon and    . independent non-binding
               weighted average maturity       broker quotations
             . average delinquency rates;
               debt-service coverage ratios
             . issuance-specific
               information, including, but
               not limited to:
             . collateral type; structure of
               the security; vintage of the
               loans
             . payment terms of the
               underlying assets
             . payment priority within the
               tranche; deal performance
 -----------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                   Level 2                                                 Level 3
Instrument                    Observable Inputs                                      Unobservable Inputs
---------------------------------------------------------------------------------------------------------------------------
Equity securities
---------------------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market approach.  Valuation Approaches: Principally the market and income approaches.
            Key Input:                                              Key Inputs:
            . quoted prices in markets that are not considered
              active                                                . credit ratings; issuance structures
                                                                    .  quoted prices in markets that are not active for
                                                                       identical or similar securities that are less
                                                                       liquid and based on lower levels of trading
                                                                       activity than securities classified in Level 2
                                                                    . independent non-binding broker quotations
---------------------------------------------------------------------------------------------------------------------------
Short-term investments
---------------------------------------------------------------------------------------------------------------------------
            .  Short-term investments are of a similar nature and   .  Short-term investments are of a similar nature and
               class to the fixed maturity and equity securities       class to the fixed maturity and equity securities
               described above; accordingly, the valuation             described above; accordingly, the valuation
               approaches and observable inputs used in their          approaches and unobservable inputs used in their
               valuation are also similar to those described above.    valuation are also similar to those described above.
---------------------------------------------------------------------------------------------------------------------------
 Residential mortgage loans -- FVO
---------------------------------------------------------------------------------------------------------------------------
            . N/A                                                   Valuation Approaches: Principally the market approach.
                                                                    Valuation Techniques and Key Inputs: These investments
                                                                       are based primarily on matrix pricing or other
                                                                       similar techniques that utilize inputs from
                                                                       mortgage servicers that are unobservable or cannot
                                                                       be derived principally from, or corroborated by,
                                                                       observable market data.
---------------------------------------------------------------------------------------------------------------------------
Separate account assets and Separate account liabilities (1)
---------------------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
---------------------------------------------------------------------------------------------------------------------------
            Key Input:                                              .  N/A
            .  quoted prices or reported NAV provided by the fund
                      managers
---------------------------------------------------------------------------------------------------------------------------
Other limited partnership interests
---------------------------------------------------------------------------------------------------------------------------
            . N/A                                                   Valued giving consideration to the underlying holdings
                                                                      of the partnerships and by applying a premium or
                                                                      discount, if appropriate.
                                                                    Key Inputs:
                                                                    .liquidity; bid/ask spreads; performance record of the
                                                                     fund manager
                                                                    .other relevant variables that may impact the exit
                                                                     value of the particular partnership interest
---------------------------------------------------------------------------------------------------------------------------

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments and Long-term Debt" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

     The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives

   Level 2 Valuation Approaches and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Approaches and Key Inputs:

     These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

     Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

       Instrument              Interest Rate            Foreign Currency               Credit                Equity Market
                                                         Exchange Rate
---------------------------------------------------------------------------------------------------------------------------------
Inputs common to          . swap yield curves       .swap yield curves        .swap yield curves        .swap yield curves
 Level 2 and Level 3      . basis curves            .basis curves             .credit curves            .spot equity index levels
 by instrument type       . interest rate           .currency spot rates      .recovery rates           .dividend yield curves
                            volatility (1)          .cross currency basis                               .equity volatility (1)
                                                     curves
---------------------------------------------------------------------------------------------------------------------------------
Level 3                   . swap yield curves (2)   .swap yield curves (2)    .swap yield curves (2)    .dividend yield curves
                          . basis curves (2)        .basis curves (2)         .credit curves (2)         (2)
                          . repurchase rates        .cross currency basis     .credit spreads           .equity volatility (1),
                                                      curves (2)              .repurchase rates          (2)
                                                    .currency correlation     .independent non-binding  .correlation between
                                                                                broker quotations         model inputs (1)

--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Embedded Derivatives

     Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to funds withheld on ceded reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

     The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

     Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

     The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments -- Securities, Short-term Investments and Long-term Debt." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Asset and Liability Host Contracts

     Level 3 Valuation Approaches and Key Inputs:

       Direct and assumed guaranteed minimum benefits

          These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

       Reinsurance ceded on certain guaranteed minimum benefits

          These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

       Embedded derivatives within funds withheld related to certain ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

   Transfers between Levels 1 and 2:

      For assets and liabilities measured at estimated fair value and still held at December 31, 2017 and December 31, 2016, there were no transfers between Levels 1 and 2.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                                 December 31, 2017
                                                                                            ----------------------------
                                                                       Significant                               Weighted
                                         Valuation Techniques      Unobservable Inputs           Range          Average (1)
                                      --------------------------- -----------------------   ---------------     -----------
Fixed maturity securities (3)
U.S. corporate and foreign
 corporate........................... Matrix pricing              Offered quotes (4)          83    -      142      111
                                      Market pricing              Quoted prices (4)           10    -      443      123
                                      --------------------------------------------------------------------------------------
RMBS................................. Market pricing              Quoted prices (4)           --    -      126      94
                                      --------------------------------------------------------------------------------------
ABS.................................. Market pricing              Quoted prices (4)           27    -      104      100
                                      Consensus pricing           Offered quotes (4)         100    -      101      100
                                      --------------------------------------------------------------------------------------
Derivatives
Interest rate........................ Present value techniques    Swap yield (6)             200    -      300
                                                                  Repurchase rates (8)       (5)    -       5
                                      --------------------------------------------------------------------------------------
Foreign currency exchange rate....... Present value               Swap yield (6)             (14)   -      (3)
                                          techniques
                                      --------------------------------------------------------------------------------------
Credit............................... Present value               Credit spreads (9)          --    -      --
                                          techniques
                                      Consensus pricing           Offered quotes (10)
                                      --------------------------------------------------------------------------------------
Equity market........................ Present value               Volatility (11)            11%    -      31%
                                          techniques or
                                          option pricing
                                          models
                                                                  Correlation (12)           10%    -      30%
                                      --------------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded guaranteed  Option pricing              Mortality rates:
 minimum benefits....................     techniques                  Ages 0 - 40             0%    -     0.09%
                                                                      Ages 41 - 60          0.04%   -     0.65%
                                                                      Ages 61 - 115         0.26%   -     100%
                                                                  Lapse rates:
                                                                      Durations 1 - 10      0.25%   -     100%
                                                                      Durations 11 - 20       3%    -     100%
                                                                      Durations 21 - 116      3%    -     100%
                                                                  Utilization rates           0%    -      25%
                                                                  Withdrawal rates          0.25%   -      10%
                                                                  Long-term equity          17.40%  -      25%
                                                                      volatilities
                                                                  Nonperformance risk       0.02%   -     0.44%
                                                                      spread

                                                                                                 December 31, 2016
                                                                                            ----------------------------
                                                                       Significant                             Weighted
                                         Valuation Techniques      Unobservable Inputs           Range        Average (1)
                                      --------------------------- -----------------------   ---------------   -----------
Fixed maturity securities (3)
U.S. corporate and foreign
 corporate........................... Matrix pricing              Offered quotes (4)          18    -    138      106
                                      Market pricing              Quoted prices (4)           25         700      117
                                      ------------------------------------------------------------------------------------
RMBS................................. Market pricing              Quoted prices (4)           19    -    137      91
                                      ------------------------------------------------------------------------------------
ABS.................................. Market pricing              Quoted prices (4)           20    -    106      99
                                      Consensus pricing           Offered quotes (4)          98    -    100      100
                                      ------------------------------------------------------------------------------------
Derivatives
Interest rate........................ Present value techniques    Swap yield (6)             200    -    300
                                                                  Repurchase rates (8)       (44)   -    18
                                      ------------------------------------------------------------------------------------
Foreign currency exchange rate....... Present value               Swap yield (6)              50    -    236
                                          techniques
                                      ------------------------------------------------------------------------------------
Credit............................... Present value               Credit spreads (9)          97    -    98
                                          techniques
                                      Consensus pricing           Offered quotes (10)
                                      ------------------------------------------------------------------------------------
Equity market........................ Present value               Volatility (11)            14%    -    32%
                                          techniques or
                                          option pricing
                                          models
                                                                  Correlation (12)           40%    -    40%
                                      ------------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded guaranteed  Option pricing              Mortality rates:
 minimum benefits....................     techniques                  Ages 0 - 40             0%    -   0.09%
                                                                      Ages 41 - 60          0.04%   -   0.65%
                                                                      Ages 61 - 115         0.26%   -   100%
                                                                  Lapse rates:
                                                                      Durations 1 - 10      0.25%   -   100%
                                                                      Durations 11 - 20       3%    -   100%
                                                                      Durations 21 - 116      3%    -   100%
                                                                  Utilization rates           0%    -    25%
                                                                  Withdrawal rates          0.25%   -    10%
                                                                  Long-term equity          17.40%  -    25%
                                                                      volatilities
                                                                  Nonperformance risk       0.04%   -   0.57%
                                                                      spread

                                                                                                Impact of
                                                                                            Increase in Input
                                                                       Significant            on Estimated
                                         Valuation Techniques      Unobservable Inputs       Fair Value (2)
                                      --------------------------- -----------------------   -----------------
Fixed maturity securities (3)
U.S. corporate and foreign
 corporate........................... Matrix pricing              Offered quotes (4)           Increase
                                      Market pricing              Quoted prices (4)            Increase
                                      ------------------------------------------------------------------------
RMBS................................. Market pricing              Quoted prices (4)          Increase (5)
                                      ------------------------------------------------------------------------
ABS.................................. Market pricing              Quoted prices (4)          Increase (5)
                                      Consensus pricing           Offered quotes (4)         Increase (5)
                                      ------------------------------------------------------------------------
Derivatives
Interest rate........................ Present value techniques    Swap yield (6)             Increase (7)
                                                                  Repurchase rates (8)       Decrease (7)
                                      ------------------------------------------------------------------------
Foreign currency exchange rate....... Present value               Swap yield (6)             Increase (7)
                                          techniques
                                      ------------------------------------------------------------------------
Credit............................... Present value               Credit spreads (9)         Decrease (7)
                                          techniques
                                      Consensus pricing           Offered quotes (10)
                                      ------------------------------------------------------------------------
Equity market........................ Present value               Volatility (11)            Increase (7)
                                          techniques or
                                          option pricing
                                          models
                                                                  Correlation (12)
                                      ------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded guaranteed  Option pricing              Mortality rates:
 minimum benefits....................     techniques                  Ages 0 - 40            Decrease (13)
                                                                      Ages 41 - 60           Decrease (13)
                                                                      Ages 61 - 115          Decrease (13)
                                                                  Lapse rates:
                                                                      Durations 1 - 10       Decrease (14)
                                                                      Durations 11 - 20      Decrease (14)
                                                                      Durations 21 - 116     Decrease (14)
                                                                  Utilization rates          Increase (15)
                                                                  Withdrawal rates             (16)
                                                                  Long-term equity           Increase (17)
                                                                      volatilities
                                                                  Nonperformance risk        Decrease (18)
                                                                      spread

--------

(1) The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(2) The impact of a decrease in input would have the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions; changes to ceded guaranteed minimum benefits are based on asset positions.

(3) Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(7) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(8) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(9) Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2017 and 2016, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(12)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contractholders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

   The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO and long-term debt are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -------------------------------------------------------------------------
                                                          Fixed Maturity Securities
                                         ----------------------------------------------------------
                                                                          State and
                                                           Structured     Political      Foreign         Equity
                                           Corporate (1)    Securities    Subdivision    Government     Securities
                                         --------------- -------------  ------------- -------------  -------------
                                                                       (In millions)
Balance, January 1, 2016................  $       8,282  $       4,416   $       33   $         275  $         328
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................             --            100            1              --            (24)
Total realized/unrealized gains
 (losses) included in AOCI..............            (39)            47            2              (1)            21
Purchases (4)...........................          1,967          1,821           --               7             23
Sales (4)...............................         (1,226)        (1,339)          --             (40)           (15)
Issuances (4)...........................             --             --           --              --             --
Settlements (4).........................             --             --           --              --             --
Transfers into Level 3 (6)..............            848             18            7              --            282
Transfers out of Level 3 (6)............           (993)          (522)         (33)           (220)          (195)
                                          -------------  -------------   ----------   -------------  -------------
Balance, December 31, 2016..............          8,839          4,541           10              21            420
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................             (2)            95           --              --             --
Total realized/unrealized gains
 (losses) included in AOCI..............            416            109           --              --             17
Purchases (4)...........................          2,451            900           --              19             14
Sales (4)...............................         (1,408)        (1,282)          --              (2)           (51)
Issuances (4)...........................             --             --           --              --             --
Settlements (4).........................             --             --           --              --             --
Transfers into Level 3 (6)..............             58             63           --              --             --
Transfers out of Level 3 (6)............         (2,768)          (350)         (10)             (7)           (34)
                                          -------------  -------------   ----------   -------------  -------------
Balance, December 31, 2017..............  $       7,586  $       4,076   $       --   $          31  $         366
                                          =============  =============   ==========   =============  =============
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2015: (7)..............................  $           7  $         102   $       --   $           1  $          --
                                          =============  =============   ==========   =============  =============
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2016: (7)..............................  $          --  $         101   $        1   $          --  $         (29)
                                          =============  =============   ==========   =============  =============
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2017: (7)..............................  $          (7) $          83   $       --   $          --  $         (17)
                                          =============  =============   ==========   =============  =============
Gains (Losses) Data for the year ended
 December 31, 2015......................
Total realized/unrealized gains
 (losses) included in net income (loss)
 (2) (3)................................  $          38  $         101   $       --   $           1  $          12
Total realized/unrealized gains
 (losses) included in AOCI..............  $        (399) $         (67)  $       --   $          (1) $         (53)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               -------------------------------------------------------------------------------------
                                             Residential                                    Separate
                               Short-term     Mortgage          Net        Net Embedded      Account      Long-term
                               Investments   Loans - FVO  Derivatives (8) Derivatives (9)  Assets (10)      Debt
                               -----------  ------------  --------------- --------------- ------------  ------------
                                                                   (In millions)
Balance, January 1, 2016...... $       200  $        314    $       (23)   $        186   $      1,520  $        (36)
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3) (5)          --             8           (168)           (870)            (2)           --
Total realized/unrealized
 gains (losses) included in
 AOCI.........................          --            --           (366)             --             --            --
Purchases (4).................          28           297             27              --            375            --
Sales (4).....................          (3)          (11)            --              --           (474)           --
Issuances (4).................          --            --             --              --             62           (46)
Settlements (4)...............          --           (42)           (29)           (209)           (51)            8
Transfers into Level 3 (6)....          --            --             --              --             19            --
Transfers out of Level 3 (6)..        (200)           --             --              --           (308)           --
                               -----------  ------------    -----------    ------------   ------------  ------------
Balance, December 31, 2016....          25           566           (559)           (893)         1,141           (74)
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3)....          --            40             21             450             (8)           --
Total realized/unrealized
 gains (losses) included in
 AOCI.........................          --            --            207              --             --            --
Purchases (4).................           6           175             --              --            186            --
Sales (4).....................          --          (179)            --              --            (80)           --
Issuances (4).................          --            --             --              --              1            --
Settlements (4)...............          --           (82)           140            (433)           (93)           34
Transfers into Level 3 (6)....          --            --             --              --             35            --
Transfers out of Level 3 (6)..         (24)           --             --              --           (224)           40
                               -----------  ------------    -----------    ------------   ------------  ------------
Balance, December 31, 2017.... $         7  $        520    $      (191)   $       (876)  $        958  $         --
                               ===========  ============    ===========    ============   ============  ============
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held at
 December 31, 2015: (7)....... $        --  $         20    $       (24)   $        461   $         --  $         --
                               ===========  ============    ===========    ============   ============  ============
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held at
 December 31, 2016: (7)....... $        --  $          8    $      (166)   $       (863)  $         --  $         --
                               ===========  ============    ===========    ============   ============  ============
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held at
 December 31, 2017: (7)....... $        --  $         27    $       (18)   $        452   $         --  $         --
                               ===========  ============    ===========    ============   ============  ============
Gains (Losses) Data for the
 year ended December 31, 2015.
Total realized/unrealized
 gains (losses) included in
 net income (loss) (2) (3).... $        --  $         20    $       (27)   $        447   $         15  $         --
Total realized/unrealized
 gains (losses) included in
 AOCI......................... $        --  $         --    $        (2)   $         --   $         --  $         --

--------

(1) Comprised of U.S. and foreign corporate securities.

(2) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivatives gains (losses).

(3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(4) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements. Sales for the year ended December 31, 2016 included financial instruments related to the disposition of NELICO and GALIC of $345 million for corporate securities, $117 million for Structured Securities, $38 million for foreign government securities and less than $1 million for equity securities. See Note 3.

(5) Includes $420 million for net embedded derivatives for the year ended December 31, 2016 related to the disposition of NELICO and GALIC. See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(6) Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(7) Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(8) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(9) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(10)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

     The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

                                                                                         December 31,
                                                                                         -------------
                                                                                          2017   2016
                                                                                         ------ ------
                                                                                         (In millions)
Unpaid principal balance................................................................ $  650 $  794
Difference between estimated fair value and unpaid principal balance....................  (130)  (228)
                                                                                         ------ ------
Carrying value at estimated fair value.................................................. $  520 $  566
                                                                                         ====== ======
Loans in nonaccrual status.............................................................. $  198 $  214
Loans more than 90 days past due........................................................ $   94 $  137
Loans in nonaccrual status or more than 90 days past due, or both -- difference between aggregate estimated fair value and unpaid principal balance............................ $(102) $(150)

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                   At December 31,                         Years Ended December 31,
                     ------------------------------------------- ---------------------------------------------
                         2017           2016           2015           2017           2016           2015
                     ------------- -------------- -------------- -------------  -------------- ---------------
                          Carrying Value After Measurement                      Gains (Losses)
                     ------------------------------------------- ---------------------------------------------
                                                           (In millions)
Other limited
 partnership
 interests (1)......  $         58  $          95  $          57  $        (65)  $        (59)  $         (31)
Other assets (2)....  $         --  $          --  $          --  $          4   $        (30)  $           --

--------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(1)For these cost method investments, estimated fair value is determined from information provided on the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. The Company estimates that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2017 and 2016 were not significant.

(2)During the year ended December 31, 2016, the Company recognized an impairment of computer software in connection with the sale to Massachusetts Mutual Life Insurance Company ("MassMutual") of MetLife, Inc.'s U.S. retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MetLife's affiliated broker-dealer, MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, Inc. (collectively, the "U.S. Retail Advisor Force Divestiture"). See Note 18.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                    December 31, 2017
                                             ----------------------------------------------------------------
                                                                   Fair Value Hierarchy
                                                          --------------------------------------
                                                                                                    Total
                                               Carrying                                           Estimated
                                                Value         Level 1      Level 2      Level 3   Fair Value
                                             ------------ ------------ ------------ ------------ ------------
                                                                      (In millions)
Assets
Mortgage loans..............................  $    57,939  $        --  $        --  $    59,465  $    59,465
Policy loans................................  $     6,006  $        --  $       261  $     6,797  $     7,058
Other limited partnership interests.........  $       214  $        --  $        --  $       212  $       212
Other invested assets.......................  $     2,260  $        --  $     2,028  $       154  $     2,182
Premiums, reinsurance and other receivables.  $    15,024  $        --  $       679  $    14,859  $    15,538
Liabilities
Policyholder account balances...............  $    75,323  $        --  $        --  $    76,452  $    76,452
Long-term debt..............................  $     1,661  $        --  $     2,021  $        --  $     2,021
Other liabilities...........................  $    13,954  $        --  $       547  $    13,490  $    14,037
Separate account liabilities................  $    61,757  $        --  $    61,757  $        --  $    61,757

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)



                                                                    December 31, 2016
                                             ----------------------------------------------------------------
                                                                   Fair Value Hierarchy
                                                          --------------------------------------
                                                                                                    Total
                                               Carrying                                           Estimated
                                                Value       Level 1      Level 2      Level 3     Fair Value
                                             ------------ ------------ ------------ ------------ ------------
                                                                      (In millions)
Assets
Mortgage loans..............................  $    55,994  $        --  $        --  $    57,171  $    57,171
Policy loans................................  $     5,945  $        --  $       258  $     6,695  $     6,953
Other limited partnership interests.........  $       336  $        --  $        --  $       362  $       362
Other invested assets.......................  $     2,263  $        --  $     2,151  $       151  $     2,302
Premiums, reinsurance and other receivables.  $    14,888  $        --  $       368  $    15,421  $    15,789
Liabilities
Policyholder account balances...............  $    72,944  $        --  $        --  $    74,052  $    74,052
Long-term debt..............................  $     1,503  $        --  $     1,755  $        --  $     1,755
Other liabilities...........................  $    14,731  $        --  $       894  $    13,920  $    14,814
Separate account liabilities................  $    65,545  $        --  $    65,545  $        --  $    65,545

   The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

     The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

  Policy Loans

     Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Limited Partnership Interests

     The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided on the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Other Invested Assets

     These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

     Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

  Policyholder Account Balances

     These policyholder account balances include investment contracts which primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts ("TCA"). The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

     The estimated fair value of long-term debt is principally determined using market standard valuation methodologies.

     Valuations of instruments are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues.

  Other Liabilities

     Other liabilities consist primarily of amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

     Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

     Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding, excluding debt relating to CSEs, was as follows:

                                                                                    December 31,
                                                           ---------------------------------------------------------------

                      Interest Rates (1)                                2017                            2016
                    ----------------------                 ------------------------------- -------------------------------

                                                                    Unamortized                    Unamortized
                                    Weighted                Face    Discount and  Carrying Face    Discount and  Carrying
                        Range       Average   Maturity      Value  Issuance Costs  Value   Value  Issuance Costs Value (2)
                    -------------   -------- -----------   ------- -------------- -------- ------ -------------- ---------
                                                                                    (In millions)
Surplus notes -
 affiliated........ 7.38% -   7.38%  7.38%      2037        $  700    $   (10)     $  690  $  700    $   (10)     $  690
Surplus notes (2).. 7.80% -   7.88%  7.83%   2024 -   2025     400         (3)        397     400         (3)        397
Other notes (3).... 2.20% -   7.29%  4.56%   2018 -   2058     578         (4)        574     494         (4)        490
                                                           -------    --------     ------  ------    --------     ------
 Total long-term
  debt.............                                          1,678        (17)      1,661   1,594        (17)      1,577
                                                           -------    --------     ------  ------    --------     ------
Total short-term
 debt..............                                            243          --        243     100          --        100
                                                           -------    --------     ------  ------    --------     ------
  Total............                                         $1,921    $   (17)     $1,904  $1,694    $   (17)     $1,677
                                                           =======    ========     ======  ======    ========     ======

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2017.

(2)In December 2016, the $107 million 7.625% surplus notes were deconsolidated due to the disposition of GALIC. See Note 3.

(3)During 2017, a subsidiary issued $139 million of long-term debt to a third party.

   The aggregate maturities of long-term debt at December 31, 2017 for the next five years and thereafter are $20 million in 2018, $0 in each of 2019, 2020 and 2021, $346 million in 2022 and $1.3 billion thereafter.

   Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life Insurance Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of Financial Services.

Term Loans

   MetLife Private Equity Holdings, LLC ("MPEH"), a wholly-owned indirect investment subsidiary, borrowed $350 million in December 2015 under a five-year credit agreement included within other notes in the table above. In November 2017, this agreement was amended to extend the maturity to November 2022, change the amount MPEH may borrow on a revolving basis to $75 million from $100 million, and change the interest rate to a variable rate of three-month LIBOR plus 3.25%, payable quarterly, from a variable rate of three-month LIBOR plus 3.70%. In connection with the initial borrowing in 2015, $6 million of costs were incurred, and additional costs of $1 million were incurred in connection with the 2017 amendment, which have been capitalized and are being amortized over the term of the loans. MPEH has pledged invested assets to secure the loans; however these loans are non-recourse to Metropolitan Life Insurance Company.

Debt Repayments

   In December 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $110 million of its mortgage loans issued to Brighthouse Insurance due in January 2016.

   In November 2015, the Company repaid in cash, at maturity, $188 million of surplus notes issued to MetLife Mexico S.A., an affiliate. The redemption was approved by the New York Superintendent of Financial Services (the "Superintendent").

   In November 2015, the Company repaid in cash, at maturity, $200 million of surplus notes. The redemption was approved by the Superintendent.

   During 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $132 million of its 7.26% mortgage loans issued to Brighthouse Insurance due in January 2020.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)


Short-term Debt

   Short-term debt with maturities of one year or less was as follows:

                                               December 31,
                                       -----------------------------
                                            2017           2016
                                       -------------- --------------
                                           (Dollars in millions)
            Commercial paper..........  $         100  $         100
            Short-term borrowings (1).            143             --
                                       -------------- --------------
            Total short-term debt.....  $         243  $         100
                                       ============== ==============
            Average daily balance.....  $         129  $         100
            Average days outstanding..        97 days        40 days

--------

(1) Represents short-term debt related to repurchase agreements, secured by assets of a subsidiary.

   During the years ended December 31, 2017, 2016 and 2015, the weighted average interest rate on short-term debt was 1.63%, 0.42% and 0.15%, respectively.

Interest Expense

     Interest expense included in other expenses was $106 million, $112 million and $122 million for the years ended December 31, 2017, 2016 and 2015, respectively. These amounts include $52 million, $52 million and $67 million of interest expense related to affiliated debt for the years ended
  December 31, 2017, 2016 and 2015, respectively.

Credit and Committed Facilities

     At December 31, 2017, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife Funding"), maintained a $3.0 billion unsecured revolving credit facility (the "Credit Facility"), and Missouri Reinsurance, Inc. ("MoRe"), a wholly-owned subsidiary of Metropolitan Life Insurance Company, had access to a committed bank facility of MetLife, Inc., which provides letters of credit for the benefit of certain affiliates of MetLife, Inc., including Metropolitan Life Insurance Company and certain of its subsidiaries, subject to bank consent (the "Committed Facility"). When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

  Credit Facility

     The Company's Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were $5 million, $8 million and $4 million for the years ended December 31, 2017, 2016 and 2015, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2017 was as follows:

                                                 Letters of Credit
                                   Maximum          Used by the      Letters of Credit                  Unused
Borrower(s)    Expiration          Capacity         Company (1)    Used by Affiliates (1) Drawdowns   Commitments
----------- ------------------ ----------------- ----------------- ---------------------- ---------- -------------
                                                                  (In millions)

  MetLife,
  Inc.
  and
  MetLife
  Funding,
  Inc...... December 2021 (2)   $      3,000 (2)    $        57           $      73        $      --  $      2,870

-------------

(1) MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2017 and is not responsible for any reimbursement obligations under such letters of credit.

(2) All borrowings under the Credit Facility must be repaid by December 20, 2021, except that letters of credit outstanding upon termination may remain outstanding until December 20, 2022.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)


  Committed Facility

     Letters of credit issued under the Committed Facility are used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees associated with the Committed Facility were $5 million, $4 million and $4 million for the years ended December 31, 2017, 2016 and 2015, respectively, and were included in other expenses. MoRe had $395 million in letters of credit outstanding and there was no remaining availability under the Committed Facility at December 31, 2017. The Committed Facility matures on June 20, 2018. In addition to the Committed Facility, see also "-- Term Loans" for information about the undrawn line of credit facility in the amount of $75 million.

Debt and Facility Covenants

   Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable covenants at December 31, 2017.

12. Equity

Stock-Based Compensation Plans

     The Company does not issue any awards payable in its common stock or options to purchase its common stock.

     An affiliate employs the personnel who conduct most of the Company's business. In accordance with a services agreement with that affiliate, the Company bears a proportionate share of stock-based compensation expense for those employees. Stock-based compensation expense relate to Stock Options, Performance Shares, and Restricted Stock Units under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and Incentive Compensation Plan, most of which MetLife, Inc. granted in the first quarter of each year.

     The Company's expense related to stock-based compensation included in other expenses was $74 million, $89 million and $85 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Statutory Equity and Income

  See Note 3 for information on the disposition of NELICO and GALIC.

  The state of domicile of Metropolitan Life Insurance Company imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 370% and 400% at December 31, 2017 and December 31, 2016, respectively.

   Metropolitan Life Insurance Company's foreign insurance operations are regulated by applicable authorities of the countries in which each entity operates and are subject to minimum capital and solvency requirements in those countries before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $279 million and the aggregate actual regulatory capital and surplus was $389 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. Each of those foreign insurance operations exceeded minimum capital and solvency requirements of their respective countries for all periods presented.

   Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

   Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries have no material state prescribed accounting practices, except as described below.

   New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Consideration Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company for the years ended December 31, 2017 and 2016 by an amount of $1.1 billion and $909 million, respectively, in excess of the amount of the decrease had capital and surplus been measured under NAIC guidance.

   The tables below present amounts from Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries, which are derived from their respective statutory-basis financial statements as filed with the insurance regulators.

   Statutory net income (loss) was as follows:

                                                                    Years Ended December 31,
                                                               -----------------------------------
Company                                      State of Domicile    2017        2016        2015
-------------------------------------------- ----------------- ----------- ----------- -----------
                                                                          (In millions)
Metropolitan Life Insurance Company (1).....     New York       $    1,982  $    3,444  $    3,703
New England Life Insurance Company (1)......   Massachusetts           N/A         N/A  $      157
General American Life Insurance Company (1).     Missouri              N/A         N/A  $      204

-------------

(1)In December 2016, Metropolitan Life Insurance Company distributed all of the issued and outstanding shares of common stock of each of NELICO and GALIC to MetLife, Inc., in the form of a non-cash extraordinary dividend.

   Statutory capital and surplus was as follows at:

                                                    December 31,
                                           ------------------------------
      Company                                   2017           2016
      ------------------------------------ -------------- ---------------
                                                   (In millions)
      Metropolitan Life Insurance Company.  $      10,384  $       11,195

Dividend Restrictions

   The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                            2018               2017              2016
                                     ------------------- ---------------- ------------------
                                       Permitted Without
Company                                   Approval             Paid (1)        Paid (1) (2)
------------------------------------ ------------------- ---------------- ------------------
                                                          (In millions)
Metropolitan Life Insurance Company.   $         3,075    $         2,523  $           5,740

--------

(1)Reflects all amounts paid, including those requiring regulatory approval.

(2)In 2016, Metropolitan Life Insurance Company paid an ordinary cash dividend to MetLife, Inc. in the amount of $3.6 billion. In addition, in December 2016, Metropolitan Life Insurance Company distributed to MetLife, Inc. as a non-cash extraordinary dividend all of the issued and outstanding shares of common stock of each of NELICO and GALIC in the amount of $981 million and $1.2 billion, respectively, as calculated on a statutory basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus) excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

   There was no dividend paid to Metropolitan Life Insurance Company by its former insurance subsidiaries in 2016. See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

                           Unrealized                        Foreign        Defined
                        Investment Gains     Unrealized     Currency        Benefit
                        (Losses), Net of   Gains (Losses)  Translation       Plans
                       Related Offsets (1) on Derivatives   Adjustments    Adjustment        Total
                      -------------------- -------------- ------------- ---------------  -------------
                                                        (In millions)
Balance at
 December 31, 2014...     $      6,200       $    1,073    $        (3)  $       (2,236)  $      5,034
OCI before
 reclassifications...           (4,839)             (19)          (101)             113         (4,846)
Deferred income
 tax benefit
 (expense)...........            1,715                6             30              (40)         1,711
                         -------------      -----------   ------------  ---------------  -------------
 AOCI before
   reclassifications,
   net of income
   tax...............            3,076            1,060            (74)          (2,163)         1,899
Amounts
 reclassified from
 AOCI................              405              578             --              229          1,212
Deferred income
 tax benefit
 (expense)...........             (144)            (202)            --              (80)          (426)
                         -------------      -----------   ------------  ---------------  -------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....              261              376             --              149            786
                         -------------      -----------   ------------  ---------------  -------------
Balance at
 December 31, 2015...            3,337            1,436            (74)          (2,014)         2,685
OCI before
 reclassifications...              792             (141)           (11)              (4)           636
Deferred income
 tax benefit
 (expense)...........             (286)              49              3               (5)          (239)
                         -------------      -----------   ------------  ---------------  -------------
 AOCI before
   reclassifications,
   net of income
   tax...............            3,843            1,344            (82)          (2,023)         3,082
Amounts
 reclassified from
 AOCI................               71              177             --              191            439
Deferred income
 tax benefit
 (expense)...........              (26)             (62)            --              (60)          (148)
                         -------------      -----------   ------------  ---------------  -------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               45              115             --              131            291
                         -------------      -----------   ------------  ---------------  -------------
Dispositions (2).....             (456)              --             23               30           (403)
Deferred income
 tax benefit
 (expense)...........              160               --             (8)              (3)           149
                         -------------      -----------   ------------  ---------------  -------------
 Dispositions, net
   of income tax.....             (296)              --             15               27           (254)
                         -------------      -----------   ------------  ---------------  -------------
Balance at
 December 31, 2016...            3,592            1,459            (67)          (1,865)         3,119
OCI before
 reclassifications...            3,977              122             26              (30)         4,095
Deferred income
 tax benefit
 (expense)...........           (1,287)             (43)            (6)              11         (1,325)
                         -------------      -----------   ------------  ---------------  -------------
 AOCI before
   reclassifications,
   net of income
   tax...............            6,282            1,538            (47)          (1,884)         5,889
Amounts
 reclassified from
 AOCI................              102             (970)            --              159           (709)
Deferred income
 tax benefit
 (expense)...........              (33)             338             --              (57)           248
                         -------------      -----------   ------------  ---------------  -------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               69             (632)            --              102           (461)
                         -------------      -----------   ------------  ---------------  -------------
Balance at
 December 31, 2017...     $      6,351       $      906    $      (47)   $      (1,782)   $      5,428
                         =============      ===========   ============  ===============  =============

--------

(1) See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

(2) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                                  Consolidated Statement of
AOCI Components                                         Amounts Reclassified from AOCI              Operations Locations
-------------------------------------------------  ----------------------------------------     ------------------------------
                                                           Years Ended December 31,
                                                   ----------------------------------------
                                                      2017           2016            2015
                                                   ----------   -------------   -------------
                                                                 (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)..........  $      12    $         10    $       (208)  Net investment gains (losses)
Net unrealized investment gains (losses)..........          3              21              31   Net investment income
Net unrealized investment gains (losses)..........       (117)           (102)           (228)  Net derivative gains (losses)
                                                   ----------   -------------   -------------
 Net unrealized investment gains (losses), before
   income tax.....................................       (102)            (71)           (405)
Income tax (expense) benefit......................         33              26             144
                                                   ----------   -------------   -------------
 Net unrealized investment gains (losses), net of
   income tax.....................................        (69)            (45)           (261)
                                                   ----------   -------------   -------------
Unrealized gains (losses) on derivatives--cash
 flow hedges:
Interest rate swaps...............................         24              57              83   Net derivative gains (losses)
Interest rate swaps...............................         16              12              11   Net investment income
Interest rate forwards............................        (11)             (1)              4   Net derivative gains (losses)
Interest rate forwards............................          2               3               2   Net investment income
Foreign currency swaps............................        938            (251)           (679)  Net derivative gains (losses)
Foreign currency swaps............................         (1)             (1)             (1)  Net investment income
Credit forwards...................................          1               3               1   Net derivative gains (losses)
Credit forwards...................................          1               1               1   Net investment income
                                                   ----------   -------------   -------------
 Gains (losses) on cash flow hedges, before
   income tax.....................................        970            (177)           (578)
Income tax (expense) benefit......................       (338)             62             202
                                                   ----------   -------------   -------------
 Gains (losses) on cash flow hedges, net of
   income tax.....................................        632            (115)           (376)
                                                   ----------   -------------   -------------
Defined benefit plans adjustment: (1).............
Amortization of net actuarial gains (losses)......       (179)           (198)           (233)
Amortization of prior service (costs) credit......         20               7               4
                                                   ----------   -------------   -------------
 Amortization of defined benefit plan items,
   before income tax..............................       (159)           (191)           (229)
Income tax (expense) benefit......................         57              60              80
                                                   ----------   -------------   -------------
 Amortization of defined benefit plan items, net
   of income tax..................................      (102)            (131)           (149)
                                                   ----------   -------------   -------------
 Total reclassifications, net of income tax.......  $     461    $      (291)    $      (786)
                                                   ==========   =============   =============

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


13. Other Expenses

   Information on other expenses was as follows:

                                                   Years Ended December 31,
                                         -------------------------------------------
                                              2017           2016           2015
                                         -------------  -------------  -------------
                                                        (In millions)
General and administrative expenses.....  $      2,608   $      2,598   $      3,063
Pension, postretirement and
 postemployment benefit costs...........           167            251            241
Premium taxes, other taxes, and
 licenses & fees........................           273            367            358
Commissions and other variable expenses.         1,801          2,366          2,214
Capitalization of DAC...................           (61)          (332)          (482)
Amortization of DAC and VOBA............           241            441            742
Interest expense on debt................           106            112            122
                                         -------------  -------------  -------------
 Total other expenses...................  $      5,135   $      5,803   $      6,258
                                         =============  =============  =============

   Certain prior year amounts have been reclassified to conform to the current year presentation, which has been revised to align the expense categories with the Company's businesses. The reclassifications did not result in a change to total other expenses.

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt

   See Note 11 for additional information on interest expense on debt.

Affiliated Expenses

   Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 11 and 18 for a discussion of affiliated expenses included in the table above.

Income Tax

   See Note 15 for information on the charge related to income tax for the year ended December 31, 2015.

Restructuring Charges

   In 2016, the Company completed a previous enterprise-wide strategic initiative. These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Information regarding restructuring charges was as follows:

                                                                                    Years Ended December 31,
                                                                    --------------------------------------------------------
                                                                                2016                        2015
                                                                    ---------------------------- ---------------------------
                                                                               Lease and                   Lease and
                                                                                 Asset                       Asset
                                                                    Severance  Impairment Total  Severance Impairment Total
                                                                    --------- ----------- ------ --------- ---------- ------
                                                                                         (In millions)
Balance at January 1,..............................................  $   17      $   4    $   21  $   31    $     6   $   37
Restructuring charges..............................................      --          1         1      52          4       56
Cash payments......................................................    (17)        (4)      (21)    (66)        (6)     (72)
                                                                     ------      -----    ------  ------    -------   ------
Balance at December 31,............................................  $   --      $   1    $    1  $   17    $     4   $   21
                                                                     ======      =====    ======  ======    =======   ======
Total restructuring charges incurred since inception of initiative.  $  306      $  47    $  353  $  306    $    46   $  352
                                                                     ======      =====    ======  ======    =======   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


14. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

   The Company sponsors and administers various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering employees who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The nonqualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated an equitable share of net expense related to the plans, proportionate to other expenses being allocated to these affiliates.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of MetLife who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees of MetLife hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Obligations and Funded Status

                                                                                    December 31,
                                                        -------------------------------------------------------------------
                                                                       2017                               2016
                                                        ----------------------------------  -------------------------------
                                                                               Other                            Other
                                                            Pension         Postretirement     Pension       Postretirement
                                                            Benefits (1)      Benefits       Benefits (1)      Benefits
                                                        ----------------  ----------------  -------------  ----------------
                                                                                   (In millions)
Change in benefit obligations:
Benefit obligations at January 1,......................     $      9,837      $      1,742   $      9,760      $      1,905
Service costs..........................................              169                 6            203                 9
Interest costs.........................................              415                75            415                82
Plan participants' contributions.......................               --                33             --                33
Net actuarial (gains) losses...........................              618               (96)           298              (119)
Divestitures, settlements and curtailments (2).........                3                 2           (270)               (8)
Change in benefits and other...........................               --                --            (11)              (43)
Benefits paid..........................................             (563)             (106)          (558)             (117)
Effect of foreign currency translation.................               --                --             --                --
                                                        ----------------  ----------------  -------------  ----------------
  Benefit obligations at December 31,..................           10,479             1,656          9,837             1,742
                                                        ----------------  ----------------  -------------  ----------------
Change in plan assets:
Estimated fair value of plan assets at January 1,......            8,721             1,379          8,490             1,372
Actual return on plan assets...........................              947               124            620                75
Divestitures (2).......................................               --                --           (155)               --
Plan participants' contributions.......................               --                33             --                33
Employer contributions.................................              266                (4)           324                16
Benefits paid..........................................             (563)             (106)          (558)             (117)
                                                        ----------------  ----------------  -------------  ----------------
  Estimated fair value of plan assets at December 31,..            9,371             1,426          8,721             1,379
                                                        ----------------  ----------------  -------------  ----------------
  Over (under) funded status at December 31,...........     $     (1,108)     $       (230)  $     (1,116)     $       (363)
                                                        ================  ================  =============  ================
Amounts recognized on the consolidated balance sheets:
Other assets...........................................     $         55      $        160   $         --      $         --
Other liabilities......................................           (1,163)             (390)        (1,116)             (363)
                                                        ----------------  ----------------  -------------  ----------------
  Net amount recognized................................     $     (1,108)     $       (230)  $     (1,116)     $       (363)
                                                        ================  ================  =============  ================
AOCI:
Net actuarial (gains) losses...........................     $      2,831      $        (55)  $      2,839      $         93
Prior service costs (credit)...........................              (10)              (26)           (11)              (48)
                                                        ----------------  ----------------  -------------  ----------------
  AOCI, before income tax..............................     $      2,821      $        (81)  $      2,828      $         45
                                                        ================  ================  =============  ================
  Accumulated benefit obligation.......................     $     10,180               N/A   $      9,557               N/A
                                                        ================                    =============

-------------

(1) Includes nonqualified unfunded plans, for which the aggregate PBO was $1.2 billion at December 31, 2017 and $1.1 billion at December 31, 2016.

(2) Divestitures for the year ended December 31, 2016 include amounts related to the disposition of NELICO and GALIC. See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


   Information for pension plans with PBOs in excess of plan assets and accumulated benefit obligations ("ABO") in excess of plan assets was as follows at:

                                                        December 31,
                                     -----------------------------------------------------------------
                                            2017          2016               2017             2016
                                       ------------    ------------     ------------    ------------
                                     PBO Exceeds Estimated Fair Value ABO Exceeds Estimated Fair Value
                                          of Plan Assets                   of Plan Assets
                                     -------------------------------- --------------------------------
                                                                  (In millions)
Projected benefit obligations....... $      1,163     $      9,837    $      1,163     $      1,093
Accumulated benefit obligations..... $      1,116     $      9,557    $      1,116     $      1,046
Estimated fair value of plan assets. $         --     $      8,721    $         --     $         --

  Net Periodic Benefit Costs

      The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                       Years Ended December 31,
                                         -----------------------------------------------------------------------------------
                                                    2017                        2016                         2015
                                         --------------------------  --------------------------  ---------------------------
                                                         Other                       Other                        Other
                                          Pension    Postretirement   Pension    Postretirement   Pension     Postretirement
                                          Benefits     Benefits       Benefits     Benefits       Benefits      Benefits
                                         ---------  ---------------  ---------  ---------------  ----------  ---------------
                                                                            (In millions)
Net periodic benefit costs:
Service costs...........................  $    169          $     6   $    203            $   9   $     217          $    15
Interest costs..........................       415               75        415               82         404               88
Settlement and curtailment costs (1)....         3                2          1               30          --               --
Expected return on plan assets..........      (509)             (72)      (527)             (74)       (538)             (80)
Amortization of net actuarial (gains)
 losses.................................       189               --        188               10         190               43
Amortization of prior service costs
 (credit)...............................        (1)             (22)        (1)              (6)         (1)              (3)
Allocated to affiliates.................       (48)               1        (64)              (9)        (59)             (18)
                                         ---------  ---------------  ---------  ---------------  ----------  ---------------
 Total net periodic benefit costs
   (credit).............................       218              (10)       215               42         213               45
                                         ---------  ---------------  ---------  ---------------  ----------  ---------------
Other changes in plan assets and
 benefit obligations recognized in OCI:
Net actuarial (gains) losses............       181             (148)       176             (121)         50             (156)
Prior service costs (credit)............        --               --        (11)             (40)         --               (7)
Dispositions (2)........................        --               --        (32)               2          --               --
Amortization of net actuarial (gains)
 losses.................................      (189)              --       (188)             (10)       (190)             (43)
Amortization of prior service (costs)
 credit.................................         1               22          1                6           1                3
                                         ---------  ---------------  ---------  ---------------  ----------  ---------------
 Total recognized in OCI................        (7)            (126)       (54)            (163)       (139)            (203)
                                         ---------  ---------------  ---------  ---------------  ----------  ---------------
 Total recognized in net periodic
   benefit costs and OCI................  $    211          $  (136)  $    161            $(121)  $      74          $  (158)
                                         =========  ===============  =========  ===============  ==========  ===============

--------

(1) The Company recognized curtailment charges in 2016 on certain postretirement benefit plans in connection with the U.S. Retail Advisor Force Divestiture See Note 18.

(2) See Note 3.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit pension plans and other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $171 million and ($1) million, and ($6) million and ($19) million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


  Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                        Pension Benefits   Other Postretirement Benefits
                                    -------------------- -------------------------------
December 31, 2017
Weighted average discount rate.....        3.65%                      3.70%
Rate of compensation increase......    2.25% - 8.50%                   N/A
December 31, 2016
Weighted average discount rate.....        4.30%                      4.45%
Rate of compensation increase......    2.25% - 8.50%                   N/A

     Assumptions used in determining net periodic benefit costs were as follows:

                                                             Pension Benefits   Other Postretirement Benefits
                                                         -------------------- -------------------------------
Year Ended December 31, 2017
Weighted average discount rate..........................        4.30%                      4.45%
Weighted average expected rate of return on plan assets.        6.00%                      5.36%
Rate of compensation increase...........................    2.25% - 8.50%                   N/A
Year Ended December 31, 2016
Weighted average discount rate..........................        4.13%                      4.37%
Weighted average expected rate of return on plan assets.        6.00%                      5.53%
Rate of compensation increase...........................    2.25% - 8.50%                   N/A
Year Ended December 31, 2015
Weighted average discount rate..........................        4.10%                      4.10%
Weighted average expected rate of return on plan assets.        6.25%                      5.70%
Rate of compensation increase...........................    2.25% - 8.50%                   N/A

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected rate of return on plan assets for use in that plan's valuation in 2018 is currently anticipated to be 5.75% for pension benefits and 5.11% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                            December 31,
                                                            ---------------------------------------------
                                                                     2017                   2016
                                                            ---------------------- ----------------------
                                                               Before   Age 65 and    Before   Age 65 and
                                                             Age 65      older      Age 65      older
                                                            --------- ------------ --------- ------------
Following year.............................................      5.6%         6.6%      6.8%          13%
Ultimate rate to which cost increase is assumed to decline.      4.0%         4.3%      4.0%         4.3%
Year in which the ultimate trend rate is reached...........      2086         2098      2077         2092

     Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2017:

                                                            One Percent   One Percent
                                                            Increase      Decrease
                                                          ------------- -------------
                                                                 (In millions)
Effect on total of service and interest costs components.    $        9  $        (8)
Effect of accumulated postretirement benefit obligations.    $      186  $      (154)

  Plan Assets

     The Company provides MetLife employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

     The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any of the given Managers.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maximizing the Invested Plan's funded status;
  (ii) minimizing the volatility of the Invested Plan's funded status;
  (iii) generating asset returns that exceed liability increases; and
  (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of the Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and recommend asset allocations.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

     The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2017 for the Invested Plans:

                                                            December 31,
                          ---------------------------------------------------------------------------------
                                            2017                                     2016
                          ----------------------------------------- ---------------------------------------
                                               Other Postretirement                    Other Postretirement
                             Pension Benefits         Benefits (1)    Pension Benefits       Benefits (1)
                          -------------------- -------------------- ------------------ --------------------
                                     Actual               Actual          Actual              Actual
                            Target  Allocation   Target  Allocation     Allocation          Allocation
                          -------- ----------- -------- ----------- ------------------ --------------------
Asset Class
Fixed maturity securities   82%          82%        85%         84%                81%                  76%
Equity securities (2)....   10%          10%        15%         15%                11%                  24%
Alternative
 securities (3)..........    8%           8%        --%          1%                 8%                  --%
                                   -----------          ----------- ------------------ --------------------
 Total assets............               100%                   100%               100%                 100%
                                   ===========          =========== ================== ====================

--------

(1) Other postretirement benefits do not reflect postretirement life insurance plan assets invested in fixed maturity securities.

(2) Equity securities percentage includes derivative assets.

(3) Alternative securities primarily include hedge, private equity and real estate funds.

  Estimated Fair Value

     The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as described in Note 10, based upon the significant input with the lowest level in its valuation. The Level 2 asset category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate accounts is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities. The Level 3 asset category includes separate accounts that are invested in assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The pension and other postretirement plan assets measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                    December 31, 2017
                                   -----------------------------------------------------------------------------------
                                               Pension Benefits                    Other Postretirement Benefits
                                   ----------------------------------------- -----------------------------------------
                                       Fair Value Hierarchy                      Fair Value Hierarchy
                                   -----------------------------             -----------------------------
                                                                    Total                                     Total
                                                                  Estimated                                 Estimated
                                     Level 1   Level 2   Level 3  Fair Value   Level 1   Level 2   Level 3  Fair Value
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
                                                                      (In millions)
Assets
Fixed maturity securities:
Corporate.........................  $    --   $  3,726   $    1    $  3,727    $   20    $  362    $  --     $    382
U.S. government bonds.............    1,256        528       --       1,784       269         6       --          275
Foreign bonds.....................       --        937       --         937        --        94       --           94
Federal agencies..................       35        134       --         169        --        17       --           17
Municipals........................       --        335       --         335        --        28       --           28
Short-term investments............      135        192       --         327         8       391       --          399
Other (1).........................        7        383        9         399        --        68       --           68
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
  Total fixed maturity securities.    1,433      6,235       10       7,678       297       966       --        1,263
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
Equity securities:
Common stock - domestic...........      480         91       --         571        80        --       --           80
Common stock - foreign............      317         --        3         320        73        --       --           73
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
  Total equity securities.........      797         91        3         891       153        --       --          153
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
Other investments.................       --        144      622         766        --         9       --            9
Derivative assets.................       33          2        1          36         1        --       --            1
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
  Total assets....................  $ 2,263   $  6,472   $  636    $  9,371    $  451    $  975    $  --     $  1,426
                                   ========= ========= ========= =========== ========= ========= ========= ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

                                                                    December 31, 2016
                                   ------------------------------------------------------------------------------------
                                                Pension Benefits                    Other Postretirement Benefits
                                   ------------------------------------------ -----------------------------------------
                                        Fair Value Hierarchy                      Fair Value Hierarchy
                                   ------------------------------             -----------------------------
                                                                     Total                                     Total
                                                                   Estimated                                 Estimated
                                     Level 1   Level 2    Level 3  Fair Value   Level 1   Level 2   Level 3  Fair Value
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
                                                                      (In millions)
Assets
Fixed maturity securities:
Corporate.........................  $     --  $  3,406    $   --    $  3,406    $   20    $  305    $  --     $    325
U.S. government bonds.............     1,655         4        --       1,659       210         1       --          211
Foreign bonds.....................        --       775        --         775        --        72       --           72
Federal agencies..................        --       196        --         196        --        28       --           28
Municipals........................        --       313        --         313        --        23       --           23
Short-term investments............       118       212        --         330        13       416       --          429
Other (1).........................        --       362         9         371        --        55       --           55
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
  Total fixed maturity securities.     1,773     5,268         9       7,050       243       900       --        1,143
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
Equity securities:
Common stock - domestic...........       474        --        --         474       113        --       --          113
Common stock - foreign............       380        --        --         380       122        --       --          122
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
  Total equity securities.........       854        --        --         854       235        --       --          235
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
Other investments.................        --       105       634         739        --        --       --           --
Derivative assets.................        16        (2)       64          78         1        --       --            1
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
  Total assets....................  $  2,643  $  5,371    $  707    $  8,721    $  479    $  900    $  --     $  1,379
                                   ========= =========  ========= =========== ========= ========= ========= ===========

-------------

(1) Other primarily includes money market securities, mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                  --------------------------------------------------------------------
                                                                            Pension Benefits
                                                  --------------------------------------------------------------------
                                                                                      Equity
                                                     Fixed Maturity Securities      Securities
                                                  ------------------------------    ----------
                                                                                       Common
                                                                Foreign               Stock -      Other       Derivative
                                                   Corporate     Bonds    Other (1)   Foreign    Investments    Assets
                                                  ----------   --------  ---------- ---------- ------------- ------------
                                                                       (In millions)
Balance, January 1, 2016.........................   $    78     $    17    $    7    $    --      $    722      $    75
Realized gains (losses)..........................         3          --        --         --            (1)           3
Unrealized gains (losses)........................         3          (4)        1         --            32          (18)
Purchases, sales, issuances and settlements, net.       (22)         (3)       --         --          (119)           6
Transfers into and/or out of Level 3.............       (62)        (10)        1         --            --           (2)
                                                  ----------   --------  ---------- ---------- ------------- ------------
Balance, December 31, 2016.......................   $    --     $    --    $    9    $    --      $    634      $    64
Realized gains (losses)..........................       (10)         --        --          2            --          (22)
Unrealized gains (losses)........................        10          --        --         --           (12)           6
Purchases, sales, issuances and settlements, net.        --          --         7         (4)           --          (47)
Transfers into and/or out of Level 3.............         1          --        (7)         5            --           --
                                                  ----------   --------  ---------- ---------- ------------- ------------
Balance, December 31, 2017.......................   $     1     $    --    $    9    $     3      $    622      $     1
                                                  ==========   ========  ========== ========== ============= ============

--------

(1) Other includes ABS and collateralized mortgage obligations.

     For the years ended December 31, 2017 and 2016, there were no other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs.

  Expected Future Contributions and Benefit Payments

     It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2018. The Company expects to make discretionary contributions to the qualified pension plan of $150 million in 2018. For information on employer contributions, see "-- Obligations and Funded Status."

     Benefit payments due under the nonqualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2018.

     Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $50 million towards benefit obligations in 2018 to pay postretirement medical claims.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                               Pension Benefits   Other Postretirement Benefits
                           -------------------- -------------------------------
                                              (In millions)
 2018.....................     $            562                  $           85
 2019.....................     $            571                  $           88
 2020.....................     $            587                  $           88
 2021.....................     $            591                  $           87
 2022.....................     $            606                  $           88
 2023-2027................     $          3,227                  $          443

  Additional Information

     As previously discussed, most of the assets of the pension benefit plans are held in a group annuity contract issued by the Company while some of the assets of the postretirement benefit plans are held in a trust which largely utilizes life insurance contracts issued by the Company to hold such assets. Total revenues from these contracts recognized on the consolidated statements of operations were $56 million, $57 million and $55 million for the years ended December 31, 2017, 2016 and 2015, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $1.1 billion, $660 million and ($130) million for the years ended December 31, 2017, 2016 and 2015, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

   The Company sponsors defined contribution plans for substantially all MetLife employees under which a portion of employee contributions are matched. The Company contributed $65 million, $73 million and $72 million for the years ended December 31, 2017, 2016 and 2015, respectively.

15. Income Tax

   On December 22, 2017, President Trump signed into law U.S. Tax Reform. U.S. Tax Reform includes numerous changes in tax law, including a permanent reduction in the federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018. U.S. Tax Reform moves the United States from a worldwide tax system to a participation exemption system by providing corporations a 100% dividends received deduction ("DRD") for dividends distributed by a controlled foreign corporation. To transition to that new system, U.S. Tax Reform imposes a one-time deemed repatriation tax on unremitted earnings and profits at a rate of 8.0% for illiquid assets and 15.5% for cash and cash equivalents.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   The incremental financial statement impact related to U.S. Tax Reform was as follows:

                                                                                    U.S. Tax Reform
                                                                                    ---------------
                                                                                     (In millions)
Income (loss) before provision for income tax......................................  $        (66)
Provision for income tax expense (benefit):
Deferred tax revaluation...........................................................        (1,112)
                                                                                    ---------------
 Total provision for income tax expense (benefit)..................................        (1,112)
                                                                                    ---------------
Income (loss), net of income tax...................................................          1,046
Income tax (expense) benefit related to items of other comprehensive income (loss).            133
                                                                                    ---------------
Increase to net equity from U.S. Tax Reform........................................  $       1,179
                                                                                    ===============

   In accordance with SAB 118 issued by the U.S. Securities and Exchange Commission ("SEC") in December 2017, the Company has recorded provisional amounts for certain items for which the income tax accounting is not complete. For these items, the Company has recorded a reasonable estimate of the tax effects of U.S. Tax Reform. The estimates will be reported as provisional amounts during a measurement period, which will not exceed one year from the date of enactment of U.S. Tax Reform. The Company may reflect adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts.

   The following items are considered provisional estimates due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis will be required to complete the accounting for these items:

   . Deemed Repatriation Transition Tax - The Company has recorded a $1 million charge for this item.

   . Global Intangible Low-Tax Income - U.S. Tax Reform imposes a minimum tax on global intangible low-tax income, which is generally the excess income of foreign subsidiaries over a 10% rate of routine return on tangible business assets. The Company has not yet formally adopted an accounting policy for this item. For the year ended December 31, 2017, the Company did not record a tax charge and tax incurred in future periods related to global intangible low-tax income will be recorded in the period incurred.

   . Compensation and Fringe Benefits - U.S. Tax Reform limits certain employer deductions for fringe benefit and related expenses and also repeals the exception allowing the deduction of certain performance-based compensation paid to certain senior executives. The Company has recorded an $8 million tax charge, included within the deferred tax revaluation.

   . Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded over the next few years. However, pursuant to the requirements of the Balanced Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of 6.6%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. The Company has recorded a $7 million tax charge included within the deferred tax revaluation.

 . Tax Credit Partnerships - Certain tax credit partnership investments derive returns in part from income tax credits. The Company recognizes changes in tax attributes at the partnership level when reported by the investee in its financial information. U.S. Tax Reform may impact the tax attributes of tax credit partnerships. However, investee financial information is not yet available to enable the Company to determine the impacts of U.S. Tax Reform. Accordingly, the Company has applied prior law to these equity method investments in accordance with SAB 118. During the one year measurement period under SAB 118, the impacts of U.S. Tax Reform will be recognized as the investee financial information is made available.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


  The provision for income tax was as follows:

                                                  Years Ended December 31,
                                                  -------------------------
                                                    2017     2016    2015
                                                  --------  ------  -------
                                                        (In millions)
     Current:
     Federal.....................................  $ 1,511   $ 675   $1,384
     State and local.............................        4       5       20
     Foreign.....................................       14      40       36
                                                  --------  ------  -------
      Subtotal...................................    1,529     720    1,440
                                                  --------  ------  -------
     Deferred:
     Federal.....................................   (2,099)   (539)     296
     Foreign.....................................        9      18       27
                                                  --------  ------  -------
      Subtotal...................................   (2,090)   (521)     323
                                                  --------  ------  -------
      Provision for income tax expense (benefit).  $  (561)  $ 199   $1,763
                                                  ========  ======  =======

  The Company's income (loss) before income tax expense (benefit) from domestic and foreign operations was as follows:

                                    Years Ended December 31,
                                   --------------------------
                                     2017      2016    2015
                                   --------  -------  -------
                                         (In millions)
                   Income (loss):
                   Domestic.......  $ 4,045   $2,379   $4,409
                   Foreign........   (1,079)    (438)      72
                                   --------  -------  -------
                    Total.........  $ 2,966   $1,941   $4,481
                                   ========  =======  =======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                  Years Ended December 31,
                                                 -------------------------
                                                   2017     2016     2015
                                                 --------  ------  -------
                                                       (In millions)
    Tax provision at U.S. statutory rate........  $ 1,039   $ 679   $1,569
    Tax effect of:
    Dividend received deduction.................      (65)    (79)     (82)
    Tax-exempt income...........................      (49)    (38)     (24)
    Prior year tax (1)..........................      (29)    (33)     558
    Low income housing tax credits..............     (278)   (270)    (221)
    Other tax credits...........................     (101)    (98)     (68)
    Foreign tax rate differential...............       --       1       (4)
    Change in valuation allowance...............       --      (1)      (1)
    U.S. Tax Reform impact (2)..................   (1,089)     --       --
    Other, net..................................       11      38       36
                                                 --------  ------  -------
     Provision for income tax expense (benefit).  $  (561)  $ 199   $1,763
                                                 ========  ======  =======

--------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

(1) As discussed further below, for the year ended December 31, 2015, prior year tax includes a $557 million non-cash charge related to an uncertain tax position.

(2) U.S. Tax Reform impact of ($1.1) billion excludes ($23) million of tax provision at the U.S. statutory rate for a total tax reform benefit of ($1.1) billion.

  Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                     ------------------
                                                       2017      2016
                                                     --------  --------
                                                        (In millions)
       Deferred income tax assets:
       Policyholder liabilities and receivables.....  $ 1,361   $   292
       Net operating loss carryforwards.............       23        27
       Employee benefits............................      595       828
       Tax credit carryforwards.....................    1,127       947
       Litigation-related and government mandated...      117       212
       Other........................................      437       460
                                                     --------  --------
         Total gross deferred income tax assets.....    3,660     2,766
       Less: Valuation allowance....................       20        20
                                                     --------  --------
         Total net deferred income tax assets.......    3,640     2,746
                                                     --------  --------
       Deferred income tax liabilities:
       Investments, including derivatives...........    1,989     1,234
       Intangibles..................................       32        53
       DAC..........................................      673     1,150
       Net unrealized investment gains..............    2,313     2,693
       Other........................................        2         1
                                                     --------  --------
         Total deferred income tax liabilities......    5,009     5,131
                                                     --------  --------
         Net deferred income tax asset (liability)..  $(1,369)  $(2,385)
                                                     ========  ========

  The Company has not recorded an additional valuation allowance benefit or charge related to certain state net operating loss carryforwards for the year ended December 31, 2017. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


  The following table sets forth the domestic and state net operating loss carryforwards for tax purposes at December 31, 2017.

                                       Net Operating Loss Carryforwards
                                       --------------------------------
                                       Domestic          State
                                       --------          -----
                                       (In millions)
                          Expiration:
                          2018-2022...      $--           $ 49
                          2023-2027...       --             64
                          2028-2032...       --             13
                          2033-2037...       12              2
                          Indefinite..       --             --
                                       --------          -----
                                            $12           $128
                                            ==            ===

  The following table sets forth the general business credits, foreign tax credits, and other credit carryforwards for tax purposes at December 31, 2017.

                                  Tax Credit Carryforwards
                         ------------------------------------------
                         General Business
                             Credits      Foreign Tax Credits Other
                         ---------------- ------------------- -----
                                       (In millions)
            Expiration:
            2018-2022...           $   --                 $10  $ --
            2023-2027...               --                  88    --
            2028-2032...              232                  --    --
            2033-2037...              832                  --    --
            Indefinite..               --                  --   194
                         ---------------- ------------------- -----
                                   $1,064                 $98  $194
                         ================ =================== =====

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates included $203 million and $60 million for the years ended December 31, 2017 and 2016, respectively.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for i) 2000 through 2002 where the IRS disallowance relates to certain tax credits claimed, for which in April 2015, the Company received a Statutory Notice of Deficiency (the "Notice") and paid the tax thereon in September 2015 (see note
(1) below); and ii) 2003 through 2006, where the IRS disallowance relates predominantly to certain tax credits claimed and the Company is engaged with IRS Appeals. Management believes it has established adequate tax liabilities and final resolution for the years 2000 through 2006 is not expected to have a material impact on the Company's consolidated financial statements. The IRS audit cycle for the years 2007-2009, which began in December of 2015, is scheduled to conclude in 2018.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, federal tax legislation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                          Years Ended December 31,
                                                                               ---------------------------------------------
                                                                                    2017           2016            2015
                                                                               -------------  -------------  ---------------
                                                                                               (In millions)
Balance at January 1,.........................................................  $        931   $      1,075   $          546
Additions for tax positions of prior years (1)................................            --              7              558
Reductions for tax positions of prior years (2)...............................           (38)          (109)              --
Additions for tax positions of current year...................................             4              6                4
Reductions for tax positions of current year..................................            (1)            --               --
Settlements with tax authorities..............................................            (6)           (48)             (33)
                                                                               -------------  -------------  ---------------
Balance at December 31,.......................................................  $        890   $        931   $        1,075
                                                                               =============  =============  ===============
Unrecognized tax benefits that, if recognized would impact the effective rate.  $        890   $        931   $        1,060
                                                                               =============  =============  ===============

--------

(1) The significant increase in 2015 is related to a non-cash charge the Company recorded to net income of $792 million, net of tax. The charge was related to an uncertain tax position and was comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million ($235 million, net of tax) charge included in other expenses. This charge is the result of the Company's consideration of certain decisions of the U.S. Court of Appeals for the Second Circuit upholding the disallowance of foreign tax credits claimed by other corporate entities not affiliated with the Company. The Company's action relates to tax years from 2000 to 2009, during which MLIC held non-U.S. investments in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture at the time.

(2) Included for 2016 is the impact of the dividend by Metropolitan Life Insurance Company of all of the issued and outstanding shares of common stock of each of NELICO and GALIC to MetLife, Inc.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest was as follows:

                                                                               Years Ended December 31,
                                                                           --------------------------------
                                                                             2017       2016        2015
                                                                           --------- ----------  ----------
                                                                                    (In millions)
Interest recognized on the consolidated statements of operations (1)...... $      47 $      (33) $      382

                                                                                          December 31,
                                                                                     ----------------------
                                                                                        2017        2016
                                                                                     ----------  ----------
                                                                                         (In millions)
Interest included in other liabilities on the consolidated balance sheets.           $      653  $      606

--------

(1) The significant increase in 2015 is related to the non-cash charge discussed above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The Company had no penalties for the years ended December 31, 2017, 2016 and 2015.

   There has been no change in the Company's position on the disallowance of its foreign tax credits by the IRS. The Company continues to contest the disallowance of these foreign tax credits by the IRS as management believes the facts strongly support the Company's position. The Company will defend its position vigorously and does not expect any additional charges related to this matter.

   Also related to the aforementioned foreign tax credit matter, on April 9, 2015, the IRS issued the Notice to the Company. The Notice asserted that the Company owes additional taxes and interest for 2000 through 2002 primarily due to the disallowance of foreign tax credits. The transactions that are the subject of the Notice continue through 2009, and it is likely that the IRS will seek to challenge these later periods. On September 18, 2015, the Company paid the assessed tax and interest of $444 million for 2000 through 2002. On November 19, 2015, $9 million of this amount was refunded from the IRS as an overpayment of interest. On May 30, 2017, the Company filed a claim for refund with the IRS for the remaining tax and interest.

   Prior to U.S. Tax Reform, the DRD related to variable life insurance and annuity contracts was generally based on a company specific percentage referred to as the company's share. The calculation of this amount was subject to significant dispute between taxpayers and the IRS. U.S. Tax Reform eliminated this dispute by fixing the calculation to a specific percentage subsequent to 2017.

   For the years ended December 31, 2017, 2016 and 2015, the Company recognized an income tax benefit of $60 million, $75 million and $76 million, respectively, related to the separate account DRD. The 2017 benefit included an expense of $1 million related to a true-up of the 2016 tax return.

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will view the relevant evidence and applicable law.

     The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2017. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Matters as to Which an Estimate Can Be Made

      For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual. As of December 31, 2017, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $325 million.

   Matters as to Which an Estimate Cannot Be Made

      For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

      Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                             December 31,
                                             --------------------------------------------
                                                  2017           2016           2015
                                             -------------- -------------- --------------
                                                (In millions, except number of claims)
Asbestos personal injury claims at year end.         62,930         67,223         67,787
Number of new claims during the year........          3,514          4,146          3,856
Settlement payments during the year (1).....  $        48.6  $        50.2  $        56.1

--------

(1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2017. Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims to $551 million at December 31, 2017.

   Regulatory Matters

      The Company receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA"). The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

     In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County,
     Florida

        In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. In September 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party agreed to be responsible for certain environmental testing at the Chemform Site. The EPA may seek additional costs if the environmental testing identifies issues. The EPA and Metropolitan Life Insurance Company have reached a settlement in principal on the EPA's claim for past costs. The Company estimates that the aggregate cost to resolve this matter, including the settlement for claims of past costs and the costs of environmental testing, will not exceed $300 thousand.

     Sales Practices Regulatory Matters.

        Regulatory authorities in a number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

     Unclaimed Property Litigation

        Alleging that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the New York False Claims Act (the "Act") by filing false unclaimed property reports from 1986 to 2017 with New York to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualization in the late 1990s, Total Asset Recovery Services ("The Relator") has brought an action under the qui tam provision of the Act on behalf of itself and New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The Relator seeks treble damages and other relief. The Company intends to defend this action vigorously.

   Total Control Accounts Litigation

        Metropolitan Life Insurance Company is a defendant in a lawsuit related to its use of retained asset accounts, known as TCAs, as a settlement option for death benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


     Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17,
     2014)

        Plaintiff filed this class action lawsuit on behalf of all persons for whom Metropolitan Life Insurance Company established a TCA, to pay death benefits under an ERISA plan. The action alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits under some group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiff seeks disgorgement of profits that Metropolitan Life Insurance Company realized on accounts owned by members of the class. In addition, plaintiff, on behalf of a subgroup of the class, seeks interest under Georgia's delayed settlement interest statute, alleging that the use of the TCA as the settlement option did not constitute payment. On September 27, 2016, the court denied Metropolitan Life Insurance Company's summary judgment motion in full and granted plaintiff's partial summary judgment motion. On September 29, 2017, the court certified a nationwide class. The court also certified a Georgia subclass. The Company intends to defend this action vigorously.

   Inquiries into Pension Benefits

     The Company informed its primary state regulator, the New York State Department of Financial Services ("NYDFS"), about its practices in connection with the payment of certain pension benefits to annuitants and related matters. The NYDFS is examining the issue. The Division of Enforcement of the SEC is also investigating this matter and several additional regulators, including, but not limited to, the Massachusetts Securities Division, have made inquiries into these practices, including as to related disclosures. It is possible that other jurisdictions may pursue similar investigations or inquiries. On February 13, 2018, the Company announced that in connection with a review of practices and procedures used to estimate reserves related to certain RIS group annuitants who have been unresponsive or missing over time, the Company had identified a material weakness in its internal control over financial reporting related to certain RIS group annuity reserves. In conjunction with the material weakness, the Company increased reserves by $510 million pre-tax to reinstate reserves previously released, and to reflect accrued interest and other related liabilities. See Note 1.

     The Company is exposed to regulatory investigations, and could be exposed to additional legal actions. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities, ERISA, or other laws or regulations. The Company could incur significant costs in connection with these actions. The Company's increase in reserves does not reflect, and the Company has not recorded an accrual for, any such potential amounts. An estimate of the possible loss or range of loss cannot be made at this time.

   Other Litigation

     Sun Life Assurance Company of Canada Indemnity Claim

        In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company that were subsequently transferred to Sun Life. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties agreed to consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto alleging sales practices claims regarding the policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that another purported class action lawsuit was filed against Sun Life in Vancouver, BC alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


     Voshall v. Metropolitan Life Insurance Company (Superior Court of the State of California, County of Los Angeles, April 8, 2015)

        Plaintiff filed this putative class action lawsuit on behalf of himself and all persons covered under a long-term group disability income insurance policy issued by Metropolitan Life Insurance Company to public entities in California between April 8, 2011 and April 8, 2015. Plaintiff alleges that Metropolitan Life Insurance Company improperly reduced benefits by including cost of living adjustments and employee paid contributions in the employer retirement benefits and other income that reduces the benefit payable under such policies. Plaintiff asserts causes of action for declaratory relief, violation of the California Business & Professions Code, breach of contract and breach of the implied covenant of good faith and fair dealing. The Company intends to defend this action vigorously.

     Martin v. Metropolitan Life Insurance Company (Superior Court of the State of California, County of Contra Costa, filed December 17, 2015)

        Plaintiffs filed this putative class action lawsuit on behalf of themselves and all California persons who have been charged compound interest by Metropolitan Life Insurance Company in life insurance policy and/or premium loan balances within the last four years. Plaintiffs allege that Metropolitan Life Insurance Company has engaged in a pattern and practice of charging compound interest on life insurance policy and premium loans without the borrower authorizing such compounding, and that this constitutes an unlawful business practice under California law. Plaintiffs assert causes of action for declaratory relief, violation of California's Unfair Competition Law and Usury Law, and unjust enrichment. Plaintiffs seek declaratory and injunctive relief, restitution of interest, and damages in an unspecified amount. On April 12, 2016, the court granted Metropolitan Life Insurance Company's motion to dismiss. Plaintiffs have appealed this ruling.

     Lau v. Metropolitan Life Insurance Company (S.D.N.Y. filed, December 3,
     2015)

        This putative class action lawsuit was filed by a single defined contribution plan participant on behalf of all ERISA plans whose assets were invested in Metropolitan Life Insurance Company's "Group Annuity Contract Stable Value Funds" within the past six years. The suit alleges breaches of fiduciary duty under ERISA and challenges the "spread" with respect to the stable value fund group annuity products sold to retirement plans. The allegations focus on the methodology Metropolitan Life Insurance Company uses to establish and reset the crediting rate, the terms under which plan participants are permitted to transfer funds from a stable value option to another investment option, the procedures followed if an employer terminates a contract, and the level of disclosure provided. Plaintiff seeks declaratory and injunctive relief, as well as damages in an unspecified amount. The parties have settled and the court has dismissed the action.

     Newman v. Metropolitan Life Insurance Company (N.D. Ill., filed March 23,
     2016)

        Plaintiff filed this putative class action alleging causes of action for breach of contract, fraud, and violations of the Illinois Consumer Fraud and Deceptive Business Practices Act, based on Metropolitan Life Insurance Company's class-wide increase in premiums charged for long-term care insurance policies. Plaintiff alleges a class consisting of herself and all persons over age 65 who selected a Reduced Pay at Age 65 payment feature and whose premium rates were increased after age 65. Plaintiff asserts that premiums could not be increased for these class members and/or that marketing material was misleading as to Metropolitan Life Insurance Company's right to increase premiums. Plaintiff seeks unspecified compensatory, statutory and punitive damages as well as recessionary and injunctive relief. On April 12, 2017, the court granted Metropolitan Life Insurance Company's motion, dismissing the action with prejudice. Plaintiff appealed this ruling to the United States Court of Appeals for the Seventh Circuit and on February 6, 2018, the Seventh Circuit reversed and remanded for further proceedings, ruling that plaintiff is entitled to relief on her contract claim.

     Miller, et al. v. MetLife, Inc., et al. (C.D. Cal., filed April 7, 2017)

        Plaintiffs filed this putative class action against MetLife, Inc. and Metropolitan Life Insurance Company in the U.S. District Court for the Central District of California, purporting to assert claims on behalf of all persons who replaced their MetLife Optional Term Life or Group Universal Life policy with a Group Variable Universal Life policy wherein MetLife allegedly charged smoker rates for certain non-smokers. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. On September 25, 2017, plaintiffs dismissed the action and refiled the complaint in U.S. District Court for the Southern District of New York. On November 9, 2017, plaintiffs dismissed MetLife, Inc. without prejudice from the action. Metropolitan Life Insurance Company intends to defend this action vigorously.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


     Julian & McKinney v. Metropolitan Life Insurance Company (S.D.N.Y., filed February 9, 2017)

        Plaintiffs filed this putative class and collective action on behalf of themselves and all current and former long-term disability ("LTD") claims specialists between February 2011 and the present for alleged wage and hour violations under the Fair Labor Standards Act, the New York Labor Law, and the Connecticut Minimum Wage Act. The suit alleges that Metropolitan Life Insurance Company improperly reclassified the plaintiffs and similarly situated LTD claims specialists from non-exempt to exempt from overtime pay in November 2013. As a result, they and members of the putative class were no longer eligible for overtime pay even though they allege they continued to work more than 40 hours per week. The Company intends to defend this action vigorously.

     Sales Practices Claims

        Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds, other products or the misuse of client assets. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

   Summary

      Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Insolvency Assessments

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


     Assets and liabilities held for insolvency assessments were as follows:

                                                        December 31,
                                                  -------------------------
                                                      2017         2016
                                                  ------------ ------------
                                                        (In millions)
    Other Assets:
    Premium tax offset for future discounted and
     undiscounted assessments....................  $        51  $        24
    Premium tax offsets currently available for
     paid assessments............................           49           32
                                                  ------------ ------------
     Total.......................................  $       100  $        56
                                                  ============ ============
    Other Liabilities:
    Insolvency assessments.......................  $        66  $        37
                                                  ============ ============

Commitments

  Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology, aircrafts and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                                    Amount
                                                ---------------
                                                 (In millions)
                 2018..........................  $          144
                 2019..........................             130
                 2020..........................             134
                 2021..........................             132
                 2022..........................             130
                 Thereafter....................             673
                                                ---------------
                  Total........................  $        1,343
                                                ===============

     In 2017, the Company assigned certain leases to an affiliate, effective January 1, 2018. The future minimum gross rental payments associated with those leases have been omitted from the above table. The Company, as assignor, remains liable under the leases to the extent that the affiliate, as assignee, cannot meet any obligations.

     Total minimum rental payments to be received in the future under non-cancelable subleases were $546 million as of December 31, 2017. Operating lease expense was $187 million, $204 million, and $191 million for the years ended December 31, 2017, 2016, and 2015, respectively.

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.3 billion and $3.9 billion at December 31, 2017 and 2016, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $3.9 billion and $4.2 billion at December 31, 2017 and 2016, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $127 million, with a cumulative maximum of $407 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $4 million and $5 million at December 31, 2017 and 2016, respectively, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2017 and 2016 are summarized in the table below:

                                                                            Three Months Ended
                --------------------------------------------------------------------------------------------------------
                            March 31,                          June 30,                         September 30,
                --------------------------------- ---------------------------------  ----------------------------------
                    As                                As                                 As
                Previously                 As     Previously                  As     Previously                  As
                 Reported  Revisions (1) Revised   Reported  Revisions (1)  Revised   Reported  Revisions (1)  Revised
                ---------- ------------- -------- ---------- ------------- --------  ---------- ------------- ---------
                                                                               (In millions)
2017

 Total
 revenues......  $  8,645      $  --     $  8,645  $  9,342      $  --     $  9,342  $  10,286     $    --    $  10,286

 Total
 expenses......  $  7,972      $   6     $  7,978  $  8,528      $   6     $  8,534  $   9,356     $    55    $   9,411
Net
 income
 (loss)........  $    551      $  (4)    $    547  $    648      $  (4)    $    644  $     743     $   (35)   $     708

 Less:
 Net
 income
 (loss)
 attributable
 to
 noncontrolling
 interests.....  $      1      $  --     $      1  $      2      $  --     $      2  $       5     $    --    $       5
Net
 income
 (loss)
 attributable
 to
 Metropolitan
 Life
 Insurance
 Company.......  $    550      $  (4)    $    546  $    646      $  (4)    $    642  $     738     $   (35)   $     703
2016

 Total
 revenues......  $  8,794      $  --     $  8,794  $  9,082      $  --     $  9,082  $   9,876     $    --    $   9,876

 Total
 expenses......  $  8,196      $   9     $  8,205  $  8,749      $   4     $  8,753  $   9,123     $     3    $   9,126
Net
 income
 (loss)........  $    496      $  (6)    $    490  $    326      $  (3)    $    323  $     630     $    (2)   $     628

 Less:
 Net
 income
 (loss)
 attributable
 to
 noncontrolling
 interests.....  $     --      $  --     $     --  $     (2)     $  --     $     (2) $      (7)    $    --    $      (7)
Net
 income
 (loss)
 attributable
 to
 Metropolitan
 Life
 Insurance
 Company.......  $    496      $  (6)    $    490  $    328      $  (3)    $    325  $     637     $    (2)   $     635

                ----------------------------------
                           December 31,
                ---------------------------------
                    As
                Previously                  As
                 Reported  Revisions (1)  Revised
                ---------- ------------- --------

2017

 Total
 revenues......  $  8,952      $  --     $  8,952

 Total
 expenses......  $  8,336      $  --     $  8,336
Net
 income
 (loss)........  $  1,628      $  --     $  1,628

 Less:
 Net
 income
 (loss)
 attributable
 to
 noncontrolling
 interests.....  $     (6)     $  --     $     (6)
Net
 income
 (loss)
 attributable
 to
 Metropolitan
 Life
 Insurance
 Company.......  $  1,634      $  --     $  1,634
2016

 Total
 revenues......  $  8,738      $  --     $  8,738

 Total
 expenses......  $  8,459      $   6     $  8,465
Net
 income
 (loss)........  $    304      $  (3)    $    301

 Less:
 Net
 income
 (loss)
 attributable
 to
 noncontrolling
 interests.....  $      1      $  --     $      1
Net
 income
 (loss)
 attributable
 to
 Metropolitan
 Life
 Insurance
 Company.......  $    303      $  (3)    $    300

--------

(1) See Note 1 for information on prior period revisions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

18. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.2 billion, $2.1 billion and $2.1 billion for the years ended December 31, 2017, 2016 and 2015, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $93 million, $138 million and $135 million for the years ended December 31, 2017, 2016 and 2015, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $141 million, $113 million and $151 million for the years ended December 31, 2017, 2016 and 2015, respectively.

   The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.4 billion for the year ended December 31, 2017 and $1.5 billion for both of the years ended December 31, 2016, and 2015, and were reimbursed to the Company by these affiliates.

   The Company had net payables to affiliates, related to the items discussed above, of $205 million and $165 million at December 31, 2017 and 2016, respectively.

   See Notes 6, 8, 11, 12 and 14 for additional information on related party transactions.

Sales Distribution Services

   In July 2016, MetLife, Inc. completed the U.S. Retail Advisor Force Divestiture. MassMutual assumed all of the liabilities related to such assets and that arise or occur after the closing of the sale.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2017

                                 (In millions)

                                                                        Estimated        Amount at
                                                     Cost or             Fair            Which Shown on
                                                  Amortized Cost (1)     Value         Balance Sheet
Types of Investments                          ---------------------- -------------- --------------------
Fixed maturity securities:
Bonds:
U.S. government and agency securities........ $               35,021 $       38,545 $             38,545
Public utilities.............................                  6,721          7,626                7,626
State and political subdivision securities...                  6,310          7,551                7,551
Foreign government securities................                  3,887          4,502                4,502
All other corporate bonds....................                 70,159         75,178               75,178
                                              ---------------------- -------------- --------------------
  Total bonds................................                122,098        133,402              133,402
Mortgage-backed and asset-backed securities..                 34,933         35,988               35,988
Redeemable preferred stock...................                    778            882                  882
                                              ---------------------- -------------- --------------------
  Total fixed maturity securities............                157,809        170,272              170,272
                                              ---------------------- -------------- --------------------
Equity securities:
Common stock:
  Industrial, miscellaneous and all other....                  1,128          1,181                1,181
  Public utilities...........................                     62             70                   70
Non-redeemable preferred stock...............                    389            407                  407
                                              ---------------------- -------------- --------------------
  Total equity securities....................                  1,579          1,658                1,658
                                              ---------------------- -------------- --------------------
Mortgage loans...............................                 58,459                              58,459
Policy loans.................................                  6,006                               6,006
Real estate and real estate joint ventures...                  6,612                               6,612
Real estate acquired in satisfaction of debt.                     44                                  44
Other limited partnership interests..........                  3,991                               3,991
Short-term investments.......................                  3,155                               3,155
Other invested assets........................                 14,911                              14,911
                                              ----------------------                --------------------
   Total investments......................... $              252,566                $            265,108
                                              ======================                ====================

--------
(1) Cost or amortized cost for fixed maturity securities and mortgage loans represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III

               Consolidated Supplementary Insurance Information
                       December 31, 2017, 2016 and 2015

                                 (In millions)

                            Future Policy Benefits,
                             Other Policy-Related
                     DAC         Balances and       Policyholder Policyholder
                     and     Policyholder Dividend    Account     Dividends       Unearned        Unearned
Segment              VOBA         Obligation          Balances     Payable    Premiums (1), (2)  Revenue (1)
------------------ -------- ----------------------- ------------ ------------ ----------------- ------------
2017
U.S............... $    413        $         61,665   $   69,559     $     --      $        165     $     23
MetLife Holdings..    3,930                  66,753       24,380          499               162          179
Corporate & Other.        5                     294           --           --                --           --
                   -------- ----------------------- ------------ ------------ ----------------- ------------
  Total........... $  4,348        $        128,712   $   93,939     $    499      $        327     $    202
                   ======== ======================= ============ ============ ================= ============
2016
U.S............... $    421        $         58,234   $   66,643     $     --      $        133     $     30
MetLife Holdings..    4,317                  65,982       25,823          510               167          182
Corporate & Other.        5                     337           --           --                --           --
                   -------- ----------------------- ------------ ------------ ----------------- ------------
  Total........... $  4,743        $        124,553   $   92,466     $    510      $        300     $    212
                   ======== ======================= ============ ============ ================= ============
2015
U.S............... $    418        $         56,429   $   63,716     $     --      $        136     $     33
MetLife Holdings..    5,000                  70,276       29,827          621               171          201
Corporate & Other.      625                   1,506          877            3                 1          321
                   -------- ----------------------- ------------ ------------ ----------------- ------------
  Total........... $  6,043        $        128,211   $   94,420     $    624      $        308     $    555
                   ======== ======================= ============ ============ ================= ============

--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III

        Consolidated Supplementary Insurance Information -- (continued)
                       December 31, 2017, 2016 and 2015

                                 (In millions)

                                                     Policyholder    Amortization of
                                                     Benefits and        DAC and
                      Premiums and                    Claims and          VOBA
                     Universal Life       Net      Interest Credited   Charged to
                   and Investment-Type Investment   to Policyholder       Other          Other
Segment            Product Policy Fees   Income     Account Balances    Expenses      Expenses (1)
------------------ ------------------- ----------- ----------------- --------------- -------------
2017
U.S...............   $          20,500 $     6,012    $       22,019    $         56    $    2,680
MetLife Holdings..               4,643       4,758             6,004             185         2,293
Corporate & Other.                   9       (257)                 4              --         1,018
                   ------------------- ----------- ----------------- --------------- -------------
  Total...........   $          25,152 $    10,513    $       28,027    $        241    $    5,991
                   =================== =========== ================= =============== =============
2016
U.S...............   $          18,909 $     5,811    $       20,263    $         56    $    2,721
MetLife Holdings..               5,739       5,355             7,128             342         2,797
Corporate & Other.                 287        (83)               155              43         1,044
                   ------------------- ----------- ----------------- --------------- -------------
  Total...........   $          24,935 $    11,083    $       27,546    $        441    $    6,562
                   =================== =========== ================= =============== =============
2015
U.S...............   $          18,281 $     5,848    $       19,613    $         59    $    2,658
MetLife Holdings..               5,910       5,601             6,951             631         2,678
Corporate & Other.                 327          90               166              52         1,444
                   ------------------- ----------- ----------------- --------------- -------------
  Total...........   $          24,518 $    11,539    $       26,730    $        742    $    6,780
                   =================== =========== ================= =============== =============

--------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2017, 2016 and 2015

                             (Dollars in millions)

                                                                               % Amount
                                                                              Assumed
                             Gross Amount    Ceded     Assumed   Net Amount    to Net
                             ------------- ---------- ---------- ----------- ----------
2017
Life insurance in-force..... $   3,377,964 $  266,895 $  490,033 $ 3,601,102       13.6%
                             ============= ========== ========== ===========
Insurance premium
Life insurance (1).......... $      16,022 $    1,132 $    1,097 $    15,987        6.9%
Accident & health insurance.         7,040        121         19       6,938        0.3%
                             ------------- ---------- ---------- -----------
 Total insurance premium.... $      23,062 $    1,253 $    1,116 $    22,925        4.9%
                             ============= ========== ========== ===========
2016
Life insurance in-force..... $   3,013,618 $  277,693 $  777,037 $ 3,512,962       22.1%
                             ============= ========== ========== ===========
Insurance premium
Life insurance (1).......... $      14,931 $    1,101 $    1,668 $    15,498       10.8%
Accident & health insurance.         7,000        124         19       6,895        0.3%
                             ------------- ---------- ---------- -----------
 Total insurance premium.... $      21,931 $    1,225 $    1,687 $    22,393        7.5%
                             ============= ========== ========== ===========
2015
Life insurance in-force..... $   3,035,399 $  361,355 $  811,435 $ 3,485,479       23.3%
                             ============= ========== ========== ===========
Insurance premium
Life insurance (1).......... $      14,449 $    1,143 $    1,638 $    14,944       11.0%
Accident & health insurance.         7,048         99         41       6,990        0.6%
                             ------------- ---------- ---------- -----------
 Total insurance premium.... $      21,497 $    1,242 $    1,679 $    21,934        7.7%
                             ============= ========== ========== ===========

--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2017, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $16.2 billion and $1.3 billion, respectively, and life insurance premiums of $132 million and $122 million, respectively. For the year ended December 31, 2016, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $17.6 billion and $258.3 billion, respectively, and life insurance premiums of $45 million and $727 million, respectively. For the year ended December 31, 2015, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.1 billion and $276.7 billion, respectively, and life insurance premiums of $40 million and $701 million, respectively.

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Metropolitan Tower Life Insurance Company and Subsidiaries

Consolidated Financial Statements

As of December 31, 2017 and 2016 and for the Years Ended December 31, 2017, 2016 and 2015 and Independent Auditors' Report

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Tower Life Insurance Company:

We have audited the accompanying consolidated financial statements of Metropolitan Tower Life Insurance Company and its subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company") which comprise the consolidated balance sheet as of December 31, 2017 and 2016, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2017, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Metropolitan Tower Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 13, 2018

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2017 and 2016

                (In millions, except share and per share data)

                                                                                       2017          2016
                                                                                   ------------  -----------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized
  cost: $3,421 and $2,939, respectively).......................................... $      3,712  $     3,159
Equity securities available-for-sale, at estimated fair value (cost: $11 and $11,
  respectively)...................................................................           11           11
Mortgage loans (net of valuation allowances of: $1 and $1, respectively)..........          306          231
Policy loans......................................................................          250          257
Real estate and real estate joint ventures........................................          377          296
Short-term investments, at estimated fair value...................................           53          132
Annuities funding structured settlement claims....................................        4,330        4,372
Other invested assets.............................................................          179          261
                                                                                   ------------  -----------
   Total investments..............................................................        9,218        8,719
Cash and cash equivalents, principally at estimated fair value....................           86           71
Accrued investment income.........................................................           38           34
Premiums, reinsurance and other receivables.......................................          974          971
Current income tax recoverable....................................................           20           --
Other assets......................................................................           37           30
Separate account assets...........................................................          123          112
                                                                                   ------------  -----------
   Total assets................................................................... $     10,496  $     9,937
                                                                                   ============  ===========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits............................................................ $        895  $       340
Policyholder account balances.....................................................        3,287        3,390
Other policy-related balances.....................................................        4,372        4,416
Payables for collateral under securities loaned and other transactions............          499          443
Deferred income tax liability.....................................................          119          202
Other liabilities.................................................................           84           61
Separate account liabilities......................................................          123          112
                                                                                   ------------  -----------
   Total liabilities..............................................................        9,379        8,964
                                                                                   ------------  -----------
Contingencies, Commitments and Guarantees (Note 11)
Stockholder's Equity
Common stock, par value $2,000 per share; 1,000 shares authorized, issued and
  outstanding.....................................................................            3            3
Additional paid-in capital........................................................          967          967
Retained earnings (deficit).......................................................           (6)        (139)
Accumulated other comprehensive income (loss).....................................          153          142
                                                                                   ------------  -----------
   Total stockholder's equity.....................................................        1,117          973
                                                                                   ------------  -----------
   Total liabilities and stockholder's equity..................................... $     10,496  $     9,937
                                                                                   ============  ===========

       See accompanying notes to the consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                            2017       2016      2015
                                                         ----------  --------  --------
Revenues
Premiums................................................ $      517  $     --  $     --
Universal life and investment-type product policy fees..         76        82        84
Net investment income...................................        447       454       487
Other revenues..........................................         10        15        15
Net investment gains (losses)...........................         --       (49)      (33)
Net derivative gains (losses)...........................         (1)        9         5
                                                         ----------  --------  --------
   Total revenues.......................................      1,049       511       558
                                                         ----------  --------  --------
Expenses
Policyholder benefits and claims........................        842       352       364
Interest credited to policyholder account balances......        112       115       120
Other expenses..........................................         65        31        51
                                                         ----------  --------  --------
   Total expenses.......................................      1,019       498       535
                                                         ----------  --------  --------
   Income (loss) before provision for income tax........         30        13        23
Provision for income tax expense (benefit)..............       (103)        5         8
                                                         ----------  --------  --------
   Net income (loss).................................... $      133  $      8  $     15
                                                         ==========  ========  ========

       See accompanying notes to the consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                               2017      2016      2015
                                                            ---------  --------  --------
Net income (loss).......................................... $     133  $      8  $     15
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related
  offsets..................................................        24        34      (129)
Unrealized gains (losses) on derivatives...................        (8)        1         4
                                                            ---------  --------  --------
   Other comprehensive income (loss), before income tax....        16        35      (125)
Income tax (expense) benefit related to items of other
  comprehensive income (loss)..............................        (5)      (13)       43
                                                            ---------  --------  --------
   Other comprehensive income (loss), net of income tax....        11        22       (82)
                                                            ---------  --------  --------
   Comprehensive income (loss)............................. $     144  $     30  $    (67)
                                                            =========  ========  ========

       See accompanying notes to the consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                                        Accumulated
                                                  Additional Retained      Other         Total
                                           Common  Paid-in   Earnings  Comprehensive Stockholder's
                                           Stock   Capital   (Deficit) Income (Loss)    Equity
                                           ------ ---------- --------- ------------- -------------
Balance at December 31, 2014.............. $    3  $    967  $     --    $    202     $    1,172
Dividends paid to MetLife, Inc............                       (102)                      (102)
Net income (loss).........................                         15                         15
Other comprehensive income (loss), net of
  income tax..............................                                    (82)           (82)
                                           ------  --------  --------    --------     ----------
Balance at December 31, 2015..............      3       967       (87)        120          1,003
                                           ------  --------  --------    --------     ----------
Dividends paid to MetLife, Inc............                        (60)                       (60)
Net income (loss).........................                          8                          8
Other comprehensive income (loss), net of
  income tax..............................                                     22             22
                                           ------  --------  --------    --------     ----------
Balance at December 31, 2016..............      3       967      (139)        142            973
                                           ------  --------  --------    --------     ----------
Net income (loss).........................                        133                        133
Other comprehensive income (loss), net of
  income tax..............................                                     11             11
                                           ------  --------  --------    --------     ----------
Balance at December 31, 2017.............. $    3  $    967  $     (6)   $    153     $    1,117
                                           ======  ========  ========    ========     ==========

       See accompanying notes to the consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                                        2017       2016       2015
                                                                     ----------  --------  ----------
Cash flows from operating activities
Net income (loss)................................................... $      133  $      8  $       15
Adjustments to reconcile net income (loss) to net cash provided by
  (used in) operating activities:
Depreciation and amortization expenses..............................         12         9          11
Amortization of premiums and accretion of discounts associated with
  investments, net..................................................        (20)      (24)        (27)
(Gains) losses on investments, net..................................         --        49          33
(Gains) losses on derivatives, net..................................          7        13          30
(Income) loss from equity method investments, net of dividends or
  distributions.....................................................          3         3          (1)
Interest credited to policyholder account balances..................        112       115         120
Universal life and investment-type product policy fees..............        (76)      (82)        (84)
Asset impairment....................................................         --        --          21
Change in accrued investment income.................................         (4)       11           1
Change in premiums, reinsurance and other receivables...............         (4)        2          11
Change in income tax................................................       (108)      (58)        (47)
Change in other assets..............................................          3        11          16
Change in future policy benefits and policy-related balances........        504        15           9
Change in other liabilities.........................................         24       (12)        (10)
Other, net..........................................................          4        --          --
                                                                     ----------  --------  ----------
   Net cash provided by (used in) operating activities..............        590        60          98
                                                                     ----------  --------  ----------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturity securities........................................      1,457       898       1,186
   Mortgage loans...................................................         34        67          58
   Real estate and real estate joint ventures.......................         --         1         181
Purchases of:
   Fixed maturity securities........................................     (1,923)     (731)     (1,246)
   Mortgage loans...................................................       (109)      (51)        (18)
   Real estate and real estate joint ventures.......................        (19)       (8)        (16)
Cash received in connection with freestanding derivatives...........          8         5           2
Cash paid in connection with freestanding derivatives...............        (10)       (1)         (2)
Net change in policy loans..........................................          7         8          12
Net change in short-term investments................................         79        --          94
Net change in other invested assets.................................         --         1          --
Net change in property and equipment................................        (10)       --          --
                                                                     ----------  --------  ----------
   Net cash provided by (used in) investing activities.............. $     (486) $    189  $      251
                                                                     ----------  --------  ----------

       See accompanying notes to the consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                                                2017      2016      2015
                                                                              --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits.................................................................. $    772  $    348  $    183
   Withdrawals...............................................................     (917)     (489)     (323)
Net change in payables for collateral under securities loaned and other
  transactions...............................................................       56       (52)     (112)
Dividends paid to MetLife, Inc...............................................       --       (60)     (102)
Other, net...................................................................       --        --         3
                                                                              --------  --------  --------
   Net cash provided by (used in) financing activities.......................      (89)     (253)     (351)
                                                                              --------  --------  --------
   Change in cash and cash equivalents.......................................       15        (4)       (2)
Cash and cash equivalents, beginning of year.................................       71        75        77
                                                                              --------  --------  --------
   Cash and cash equivalents, end of year.................................... $     86  $     71  $     75
                                                                              ========  ========  ========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Income tax................................................................... $      5  $     61  $     57
                                                                              ========  ========  ========
Non-cash transactions:
Increase in real estate and real estate joint ventures due to the expiration
  of a leveraged lease where the underlying asset was real estate............ $     73  $     --  $     --
                                                                              ========  ========  ========

       See accompanying notes to the consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   Metropolitan Tower Life Insurance Company ("MTL") and its subsidiaries (collectively, the "Company") is a wholly-owned subsidiary of MetLife, Inc. The Company is domiciled in the state of Delaware ("Delaware"), and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia. The Company is actively selling structured settlement annuities, as well as term life insurance sold through the Company's direct to consumer channel. The Company is no longer actively selling traditional fixed annuities, variable and universal life insurance, and whole life insurance.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

     The accompanying consolidated financial statements include the accounts of MTL and its subsidiaries, including partnerships in which the Company has control. Intercompany accounts and transactions have been eliminated.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .   such separate accounts are legally recognized;

   . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

   .   investments are directed by the contractholder; and

   . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

     The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

  Reclassifications

     Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy                                                          Note
-------------------------------------------------------------------------------
Insurance                                                                   2
-------------------------------------------------------------------------------
Deferred Policy Acquisition Costs                                           3
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Reinsurance                                                                 4
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Investments                                                                 5
-------------------------------------------------------------------------------
Derivatives                                                                 6
-------------------------------------------------------------------------------
Fair Value                                                                  7
-------------------------------------------------------------------------------
Income Tax                                                                  10
-------------------------------------------------------------------------------
Litigation Contingencies                                                    11

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

      Liabilities for universal life paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

      Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

   Other Policy-Related Balances

      Other policy-related balances primarily include obligations assumed under structured settlement assignments as described in Note 2.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

      All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC and reported in other assets on the balance sheet. Such costs include:

   .   incremental direct costs of contract acquisition, such as commissions;

   . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

   . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

     All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

     DAC is amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .   Nonparticipating and               Actual and expected future gross
     non-dividend-paying traditional    premiums.
     contracts (primarily term
     insurance)
 -----------------------------------------------------------------------------
 .   Fixed and variable universal life  Actual and expected future gross
     contracts                          profits.
 -----------------------------------------------------------------------------

     See Note 3 for additional information on DAC amortization. Amortization of DAC is included in other expenses.

     The recovery of DAC is dependent upon the future profitability of the related business.

  Reinsurance

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

      Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity and Equity Securities

      The Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 5 "-- Fixed Maturity and Equity Securities AFS -- Methodology for Amortization of Premium and Accretion of Discount on Structured Securities." The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates. Dividends on equity securities are recognized when declared.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 5 "-- Fixed Maturity and Equity Securities AFS -- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
   (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

   Mortgage Loans

      The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5.

      Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

   Policy Loans

      Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

      Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

      Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures

      The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments when such distributions become payable or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

      The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

   Short-term Investments

      Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Annuities Funding Structured Settlement Claims

      Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 2.

   Other Invested Assets

      Other invested assets consist principally of the following:

   . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. Leveraged leases derive investment returns in part from their income tax treatment. The Company regularly reviews residual values for impairment.

   . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   Securities Lending Program

      Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

  Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

      The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

      In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

 Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

 Income Tax

   Metropolitan Tower Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Tower Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Tower Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Tower Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Tower Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  . the length of time that carryforward can be utilized in the various taxing jurisdictions;

  . future taxable income exclusive of reversing temporary differences and carryforwards;

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    On December 22, 2017, President Trump signed into law H.R.1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform"). See Note 10 for additional information on U.S. Tax Reform and related Staff Accounting Bulletin ("SAB") 118 provisional amounts.

 Litigation Contingencies

    The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

 Other Accounting Policies

   Cash and Cash Equivalents

      The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property and Equipment

      Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property and from three to seven years for property and equipment. The cost basis was $37 million and $36 million at December 31, 2017 and 2016, respectively. Accumulated depreciation was $15 million and $16 million at December 31, 2017 and 2016, respectively. Related depreciation expense was $3 million, $3 million and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively. During the year ended December 31, 2015, an impairment of $21 million was recognized on company owned property. As of December 31, 2017, total minimum rental payments to be received in the future under non-cancelable leases was $6 million, $7 million, $7 million, $7 million, $1 million and $3 million for the years ended December 31, 2018, 2019, 2020, 2021, 2022 and years thereafter, respectively. See Note 12 for information on rental revenues related to a lease agreement with an affiliate.

   Other Revenues

      Other revenues include fees on reinsurance financing agreements, as well as, rental income with affiliates. Such fees are recognized in the period in which services are performed.

   Employee Benefit Plans

      Pension, postretirement and postemployment benefits are provided to associates under plans sponsored and administered by Metropolitan Life Insurance Company ("MLIC"), an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

   Foreign Currency

      Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

   Effective January 1, 2017, the Company early adopted guidance relating to business combinations. The new guidance clarifies the definition of a business and requires that an entity apply certain criteria in order to determine when a set of assets and activities qualifies as a business. The adoption of this standard will result in fewer acquisitions qualifying as businesses and, accordingly, acquisition costs for those acquisitions that do not qualify as businesses will be capitalized rather than expensed. The adoption did not have a material impact on the Company's consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Effective January 1, 2017, the Company retrospectively adopted guidance relating to consolidation. The new guidance does not change the characteristics of a primary beneficiary under current GAAP. It changes how a reporting entity evaluates whether it is the primary beneficiary of a variable interest entity ("VIE") by changing how a reporting entity that is a single decisionmaker of a VIE handles indirect interests in the entity held through related parties that are under common control with the reporting entity. The adoption did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2016, the Company retrospectively adopted guidance relating to short-duration contracts. The new guidance requires insurance entities to provide users of financial statements with more transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on: (i) reconciling from the claim development table to the balance sheet liability, (ii) methodologies and judgments in estimating claims, and (iii) the timing, and frequency of claims. The adoption did not have an impact on the Company's consolidated financial statements other than expanded disclosures in Note 2.

   Effective January 1, 2016, the Company retrospectively adopted new guidance relating to the consolidation of certain entities. The objective of the new standard is to improve targeted areas of the consolidation guidance and to reduce the number of consolidation models. The new consolidation standard provides guidance on how a reporting entity (i) evaluates whether the entity should consolidate limited partnerships and similar entities, (ii) assesses whether the fees paid to a decisionmaker or service provider are variable interests in a VIE, and (iii) assesses the variable interests in a VIE held by related parties of the reporting entity. The new guidance also eliminates the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. The adoption of the new guidance did not impact which entities are consolidated by the Company. The consolidated VIE assets and liabilities and unconsolidated VIE carrying amounts and maximum exposure to loss as of December 31, 2016, disclosed in Note 5, reflect the application of the new guidance.

Future Adoption of New Accounting Pronouncements

   In February 2018, the Financial Accounting Standards Board ("FASB") issued new guidance on reporting comprehensive income (Accounting Standards Update ("ASU") 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220):
Reclassification of Certain Tax Effects from AOCI). The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate or law in U.S. Tax Reform is recognized. Early adoption is permitted. Current GAAP guidance requires that the effect of a change in tax laws or rates on deferred tax liabilities or assets to be included in income from continuing operations in the reporting period that includes the enactment date, even if the related income tax effects were originally charged or credited directly to accumulated OCI ("AOCI"). The new guidance allows a reclassification of AOCI to retained earnings for stranded tax effects resulting from U.S. Tax Reform. Also, the new guidance requires certain disclosures about stranded tax effects. The Company will early adopt the new guidance in the first quarter of 2018. The Company expects the impact of the new guidance at adoption will be a decrease to retained earnings as of January 1, 2018 of $32 million with a corresponding increase to AOCI.

   In August 2017, the FASB issued new guidance on hedging activities
(ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities). The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings. Early adoption is permitted. The new guidance simplifies the application of hedge accounting in certain situations and amends the hedge accounting model to enable entities to better portray the economics of their risk management activities in the financial statements. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

   In March 2017, the FASB issued new guidance on purchased callable debt securities (ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt
Securities). The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings. Early adoption is permitted. The ASU shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. However, the new guidance does not require an accounting change for securities held at a discount whose discount continues to be amortized to maturity. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   In February 2017, the FASB issued new guidance on derecognition of nonfinancial assets (ASU 2017-05, Other Income-Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. Early adoption is permitted for interim or annual reporting periods beginning after December 15, 2016. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment to retained earnings at the date of adoption. The new guidance clarifies the scope and accounting of a financial asset that meets the definition of an "in-substance nonfinancial asset" and defines the term, "in-substance nonfinancial asset." The ASU also adds guidance for partial sales of nonfinancial assets. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

   In November 2016, the FASB issued new guidance on restricted cash
(ASU 2016-18, Statement of Cash Flows (Topic 230): A consensus of the FASB Emerging Issues Task Force). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

   In October 2016, the FASB issued new guidance on tax accounting for intra-entity transfers of assets (ASU 2016-16, Income Taxes (Topic 740):
Intra-Entity Transfers of Assets Other Than Inventory). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a modified retrospective basis. The Company will apply the guidance as of January 1, 2018. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The new guidance requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Based on the Company's assessment of the intra-entity asset transfers and related deferred income taxes that are in scope, the Company expects the adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

   In August 2016, the FASB issued new guidance on cash flow statement presentation (ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied retrospectively to all periods presented. Early adoption is permitted in any interim or annual period. The new guidance addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

   In June 2016, the FASB issued new guidance on measurement of credit losses on financial instruments (ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance requires that an OTTI on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   In February 2016, the FASB issued new guidance on leasing transactions
(ASU 2016-02, Leases - Topic 842). The new guidance is effective for the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, and requires a modified retrospective transition approach. Early adoption is permitted. The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months. Leases would be classified as finance or operating leases and both types of leases will be recognized on the balance sheet. Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes. The new guidance will also require new qualitative and quantitative disclosures. The Company's implementation efforts are primarily focused on the review of its existing lease contracts, identification of other contracts that may fall under the scope of the new guidance, and performing a gap analysis on the current state of lease-related activities compared with the future state of lease-related activities. The Company is currently evaluating the overall impact of the new guidance on its consolidated financial statements.

   In January 2016, the FASB issued new guidance (ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities, as amended by ASU 2018-03, Financial Instruments-Overall: Technical Corrections and Improvements, issued in February
2018) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option ("FVO") that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments. Additionally, there will no longer be a requirement to assess equity securities for impairment since such securities will be measured at fair value through net income. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

   In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers - Topic 606), effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The Company will apply the guidance retrospectively with a cumulative-effect adjustment as of January 1, 2018. The new guidance supersedes nearly all existing revenue recognition guidance under U.S. GAAP. However, it does not impact the accounting for insurance and investment contracts within the scope of Accounting Standards Codification
(ASC) Topic 944, Financial Services - Insurance, leases, financial instruments and certain guarantees. For those contracts that are impacted, the new guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company did not identify any material revenue streams within the scope of the guidance. The modified retrospective adoption as of January 1, 2018, did not have a material impact on the Company's consolidated financial position and the Company has not identified any material prospective changes in the recognition and measurement of other revenue.

2. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

 -----------------------------------------------------------------------------
 Product Type:                          Measurement Assumptions:
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Nonparticipating life                  Aggregate of the present value of
                                        future expected benefit payments and
                                        related expenses less the present
                                        value of future expected net
                                        premiums. Assumptions as to mortality
                                        and persistency are based upon the
                                        Company's experience when the basis
                                        of the liability is established.
                                        Interest rate assumptions for the
                                        aggregate future policy benefit
                                        liabilities range from 3% to 8%.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Traditional fixed annuities after      Present value of future expected
 annuitization                          payments. Interest rate assumptions
                                        used in establishing such liabilities
                                        range from 3% to 8%.
 -----------------------------------------------------------------------------

   Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 7%, less expenses, mortality charges and withdrawals.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)


Guarantees

   The Company previously issued universal life contracts where the Company contractually guarantees to the contractholder a guaranteed paid-up benefit.

   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to universal life contracts was as follows:

                                                               Universal Life
                                                                 Contracts
                                                             ------------------
                                                             Paid-Up Guarantees
                                                             ------------------
                                                               (In millions)
Direct:
Balance at January 1, 2015..................................      $    206
Incurred guaranteed benefits................................             9
Paid guaranteed benefits....................................            --
                                                                  --------
Balance at December 31, 2015................................           215
Incurred guaranteed benefits................................            14
Paid guaranteed benefits....................................            --
                                                                  --------
Balance at December 31, 2016................................           229
Incurred guaranteed benefits................................            10
Paid guaranteed benefits....................................            --
                                                                  --------
Balance at December 31, 2017................................      $    239
                                                                  ========
Ceded:
Balance at January 1, 2015..................................      $    146
Incurred guaranteed benefits................................             6
Paid guaranteed benefits....................................            --
                                                                  --------
Balance at December 31, 2015................................           152
Incurred guaranteed benefits................................             9
Paid guaranteed benefits....................................            --
                                                                  --------
Balance at December 31, 2016................................           161
Incurred guaranteed benefits................................             6
Paid guaranteed benefits....................................            --
                                                                  --------
Balance at December 31, 2017................................      $    167
                                                                  ========
Net:
Balance at January 1, 2015..................................      $     60
Incurred guaranteed benefits................................             3
Paid guaranteed benefits....................................            --
                                                                  --------
Balance at December 31, 2015................................            63
Incurred guaranteed benefits................................             5
Paid guaranteed benefits....................................            --
                                                                  --------
Balance at December 31, 2016................................            68
Incurred guaranteed benefits................................             4
Paid guaranteed benefits....................................            --
                                                                  --------
Balance at December 31, 2017................................      $     72
                                                                  ========

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)


   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                           December 31,
                                                      ----------------------
                                                         2017       2016
                                                      ---------- -----------
                                                        Paid-Up Guarantees
                                                      ----------------------
                                                          (In millions)
   Total account value (1)........................... $    2,230 $     2,323
   Net amount at risk (2)............................ $    9,902 $    10,622
   Average attained age of policyholders.............   64 years    63 years

--------
(1)Includes the contractholder's investments in the general account.

(2)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

Obligations Assumed Under Structured Settlement Assignments

   The Company assumed structured settlement claim obligations when operating solely as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities from an affiliate to fund these periodic payment claim obligations and designated payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding the assigned structured settlement claims are recorded as an investment. See Note 1.

   See Note 5 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

   MTL is a member of the Federal Home Loan Bank ("FHLB") of Pittsburgh. Holdings of common stock of the FHLB of Pittsburgh, included in equity securities, were $11 million at both December 31, 2017 and 2016.

   The Company has also entered into funding agreements with the FHLB of Pittsburgh. The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                         Liability        Collateral (2)
                                    ------------------- -------------------
                                                 December 31,
                                    ---------------------------------------
                                      2017      2016      2017      2016
                                    --------- --------- --------- ---------
                                                 (In millions)
     FHLB of Pittsburgh (1)........ $     250 $     250 $     311 $     383

--------
(1)Represents funding agreements issued to the FHLB of Pittsburgh in exchange for cash and for which the FHLB of Pittsburgh has been granted a lien on certain assets, some of which are in the custody of the FHLB of Pittsburgh, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of Pittsburgh as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Pittsburgh's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Pittsburgh.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

Separate Accounts

   Separate account assets and liabilities consist of pass-through separate accounts totaling $123 million and $112 million at December 31, 2017 and 2016, respectively, for which the policyholder assumes all investment risk.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)


   For the years ended December 31, 2017, 2016, and 2015, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

Liabilities for Unpaid Claims and Claim Expenses

       Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                   Years Ended December 31,
                                                ----------------------------
                                                  2017      2016      2015
                                                --------  --------  --------
                                                        (In millions)
  Balance at January 1,........................ $     38  $     31  $     31
     Less: Reinsurance recoverables............       13        15        14
                                                --------  --------  --------
  Net balance at January 1,....................       25        16        17
                                                --------  --------  --------
  Incurred related to:
     Current year..............................       59        67        46
     Prior years (1)...........................        5         6         5
                                                --------  --------  --------
         Total incurred........................       64        73        51
                                                --------  --------  --------
  Paid related to:
     Current year..............................      (59)      (59)      (47)
     Prior years...............................       (5)       (5)       (5)
                                                --------  --------  --------
         Total paid............................      (64)      (64)      (52)
                                                --------  --------  --------
  Net balance at December 31,..................       25        25        16
     Add: Reinsurance recoverables.............       15        13        15
                                                --------  --------  --------
  Balance at December 31(included in other
    policy-related balances),.................. $     40  $     38  $     31
                                                ========  ========  ========

--------
(1)During 2017, 2016 and 2015, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased due to events that occurred in prior years, but reported during the current year.

3. Deferred Policy Acquisition Costs

   See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

   The Company amortizes DAC related to these contracts (primarily term insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Deferred Policy Acquisition Costs (continued)

Fixed and Variable Universal Life Contracts

   The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, and the effect of certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

Factors Impacting Amortization

   Separate account rates of return on variable universal life contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross profits. These assumptions primarily relate to investment returns, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Amortization of DAC is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Deferred Policy Acquisition Costs (continued)


   Information regarding DAC was as follows:

                                               Years Ended December 31,
                                             ---------------------------
                                               2017     2016      2015
                                             -------  --------  --------
                                                    (In millions)
       DAC:
       Balance at January 1,................ $    --  $     --  $      1
       Capitalizations......................      --        --        --
       Amortization related to:
       Other expenses.......................      (7)       (7)      (13)
                                             -------  --------  --------
          Total amortization................      (7)       (7)      (13)
                                             -------  --------  --------
       Unrealized investment gains (losses).       9         7        12
                                             -------  --------  --------
       Balance at December 31,.............. $     2  $     --  $     --
                                             =======  ========  ========

4. Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

   For its individual life insurance products, the Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis. In addition, the Company has reinsured a significant portion of the mortality risk on its individual universal life insurance policies. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

   The Company has reinsured certain of its annuity and supplementary contract business to an affiliate.

   The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2017 and 2016, were not significant.

   The Company had $234 million and $228 million of net unsecured unaffiliated ceded reinsurance recoverable balances at December 31, 2017 and 2016, respectively. Of these totals, 100% were with the Company's five largest unaffiliated ceded reinsurers at both December 31, 2017 and 2016.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)


   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                   Years Ended December 31,
                                                               -------------------------------
                                                                  2017       2016       2015
                                                               ---------  ---------  ---------
                                                                        (In millions)
Premiums
Direct premiums............................................... $     522  $      11  $       6
Reinsurance assumed...........................................         1         --         --
Reinsurance ceded.............................................        (6)       (11)        (6)
                                                               ---------  ---------  ---------
   Net premiums............................................... $     517  $      --  $      --
                                                               =========  =========  =========
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $     177  $     182  $     188
Reinsurance assumed...........................................        --         --         --
Reinsurance ceded.............................................      (101)      (100)      (104)
                                                               ---------  ---------  ---------
   Net universal life and investment-type product policy fees. $      76  $      82  $      84
                                                               =========  =========  =========
Other revenues
Direct other revenues......................................... $       8  $       5  $       5
Reinsurance assumed...........................................         2          5          4
Reinsurance ceded.............................................        --          5          6
                                                               ---------  ---------  ---------
   Net other revenues......................................... $      10  $      15  $      15
                                                               =========  =========  =========
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $     974  $     492  $     492
Reinsurance assumed...........................................        --         --         --
Reinsurance ceded.............................................      (132)      (140)      (128)
                                                               ---------  ---------  ---------
   Net policyholder benefits and claims....................... $     842  $     352  $     364
                                                               =========  =========  =========
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances..... $     133  $     136  $     142
Reinsurance assumed...........................................        --         --         --
Reinsurance ceded.............................................       (21)       (21)       (22)
                                                               ---------  ---------  ---------
   Net interest credited to policyholder account balances..... $     112  $     115  $     120
                                                               =========  =========  =========

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                        December 31,
                                 -----------------------------------------------------------
                                             2017                          2016
                                 ----------------------------- -----------------------------
                                                        Total                         Total
                                                       Balance                       Balance
                                 Direct Assumed Ceded   Sheet  Direct Assumed Ceded   Sheet
                                 ------ ------- ------ ------- ------ ------- ------ -------
                                                        (In millions)
Assets
Premiums, reinsurance and other
  receivables................... $   4   $  1   $  969 $  974  $   --  $  1   $  970 $  971
                                 =====   ====   ====== ======  ======  ====   ====== ======
Liabilities
Other liabilities............... $  56   $  2   $   26 $   84  $   36  $  1   $   24 $   61
                                 =====   ====   ====== ======  ======  ====   ====== ======

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)


   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance are the result of affiliated reinsurance transactions. See "-- Related Party Reinsurance Transactions." The deposit liabilities on reinsurance were $2 million and $1 million at December 31, 2017 and 2016, respectively.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MLIC and MetLife Insurance K.K., each of which is a related party.

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                               Years Ended December 31,
                                                              -------------------------
                                                                2017     2016     2015
                                                              -------  -------  -------
                                                                    (In millions)
Premiums
Reinsurance assumed.......................................... $    --  $    --  $    --
Reinsurance ceded............................................      (6)     (11)      (6)
                                                              -------  -------  -------
    Net premiums............................................. $    (6) $   (11) $    (6)
                                                              =======  =======  =======
Other revenues
Reinsurance assumed.......................................... $     3  $     5  $     4
Reinsurance ceded............................................      --        5        6
                                                              -------  -------  -------
    Net other revenues....................................... $     3  $    10  $    10
                                                              =======  =======  =======
Policyholder benefits and claims
Reinsurance assumed.......................................... $    --  $    --  $    --
Reinsurance ceded............................................      (5)     (11)      (8)
                                                              -------  -------  -------
    Net policyholder benefits and claims..................... $    (5) $   (11) $    (8)
                                                              =======  =======  =======
Interest credited to policyholder account balances
Reinsurance assumed.......................................... $    --  $    --  $    --
Reinsurance ceded............................................     (21)     (21)     (22)
                                                              -------  -------  -------
    Net interest credited to policyholder account balances... $   (21) $   (21) $   (22)
                                                              =======  =======  =======

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                 December 31,
                                                       ---------------------------------
                                                             2017             2016
                                                       ---------------- ----------------
                                                       Assumed  Ceded   Assumed  Ceded
                                                       ------- -------- ------- --------
                                                                 (In millions)
Assets
Premiums, reinsurance and other receivables........... $    1  $    709 $    2  $    718
                                                       ======  ======== ======  ========

   The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $709 million and $718 million of unsecured affiliated reinsurance recoverable balances at December 31, 2017 and 2016, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $660 million and $667 million at December 31, 2017 and 2016, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2017 and 2016.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


5. Investments

   See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

   The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

     The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate fixed maturity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS (collectively, "Structured Securities").

                                  December 31, 2017                           December 31, 2016
                     ------------------------------------------- -------------------------------------------
                                  Gross Unrealized                            Gross Unrealized
                               -----------------------                     -----------------------
                      Cost or                          Estimated  Cost or                          Estimated
                     Amortized        Temporary  OTTI    Fair    Amortized        Temporary  OTTI    Fair
                       Cost    Gains   Losses   Losses   Value     Cost    Gains   Losses   Losses   Value
                     --------- ------ --------- ------ --------- --------- ------ --------- ------ ---------
                                                          (In millions)
Fixed maturity
  securities:
U.S. corporate...... $  1,076  $  105   $   3   $  --  $  1,178  $  1,001  $   87   $   5   $  --  $  1,083
U.S. government and
  agency............      565     127       2      --       690       426     102       1      --       527
RMBS................      621      13       2      --       632       390      14       4      --       400
Foreign corporate...      400      23       7      --       416       309      12      12      --       309
CMBS................      303       3      --      --       306       159       3      --      --       162
ABS.................      287       2       2      --       287       515       3       5      --       513
State and political
  subdivision.......      131      31      --      --       162       110      24      --      --       134
Foreign government..       38       3      --      --        41        29       2      --      --        31
                     --------  ------   -----   -----  --------  --------  ------   -----   -----  --------
   Total fixed
     maturity
     securities..... $  3,421  $  307   $  16   $  --  $  3,712  $  2,939  $  247   $  27   $  --  $  3,159
                     ========  ======   =====   =====  ========  ========  ======   =====   =====  ========
Equity securities:
Common stock........ $     11  $   --   $  --   $  --  $     11  $     11  $   --   $  --   $  --  $     11

   The Company held non-income producing fixed maturity securities with an estimated fair value of less than $1 million with unrealized gains (losses) of less than ($1) million at both December 31, 2017 and 2016.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


  Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

    Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities

    The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2017:

                                                                    Due After Five
                                                      Due After One     Years                               Total Fixed
                                          Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                                         Year or Less  Five Years       Years          Years     Securities Securities
                                         ------------ ------------- -------------- ------------- ---------- -----------
                                                                         (In millions)
Amortized cost..........................   $    84      $    555       $    671     $      900   $    1,211 $    3,421
Estimated fair value....................   $    85      $    571       $    683     $    1,148   $    1,225 $    3,712

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at:

                                               December 31, 2017                              December 31, 2016
                                  ---------------------------------------------- ----------------------------------------------
                                                        Equal to or Greater than                       Equal to or Greater than
                                   Less than 12 Months        12 Months           Less than 12 Months        12 Months
                                  --------------------- ------------------------ --------------------- ------------------------
                                               Gross                   Gross                  Gross                   Gross
                                  Estimated  Unrealized Estimated    Unrealized  Estimated  Unrealized Estimated    Unrealized
                                  Fair Value   Losses   Fair Value     Losses    Fair Value   Losses   Fair Value     Losses
                                  ---------- ---------- ----------   ----------  ---------- ---------- ----------   ----------
                                                                   (Dollars in millions)
Fixed maturity securities:
U.S. corporate...................   $  124     $   1      $   18       $   2       $   89     $   1      $   49       $   4
U.S. government and agency.......      262         2           1          --           53         1          --          --
RMBS.............................      163        --          45           2          108         2          49           2
Foreign corporate................       70         3          28           4           83         2          42          10
CMBS.............................       20        --          --          --           29        --          12          --
ABS..............................       10        --          44           2           67         1         113           4
State and political
 subdivision.....................        5        --          --          --           --        --          --          --
Foreign government...............       --        --          --          --            2        --          --          --
                                    ------     -----      ------       -----       ------     -----      ------       -----
    Total fixed maturity
     securities..................   $  654     $   6      $  136       $  10       $  431     $   7      $  265       $  20
                                    ======     =====      ======       =====       ======     =====      ======       =====
Total number of securities in an
 unrealized loss position........      131                    35                      120                    80
                                    ======                ======                   ======                ======

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
   (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers;
   (vii) with respect to Structured Securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security;
   (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain Structured Securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, state and political subdivision securities and foreign government securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

      With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

      The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


      In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

      Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2017. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

      Gross unrealized losses on fixed maturity securities decreased
   $11 million during the year ended December 31, 2017 to $16 million. The decrease in gross unrealized losses for the year ended December 31, 2017, was primarily attributable to narrowing credit spreads and strengthening foreign currencies on non-functional currency denominated fixed maturity securities.

      At December 31, 2017, $1 million of the total $16 million of gross unrealized losses were from three below investment grade fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Unrealized losses on below investment grade fixed maturity securities are principally related to foreign corporate securities (primarily industrial securities) and non-agency RMBS (primarily alternative residential mortgage loans) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, in part due to economic and market uncertainties. Management evaluates foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers and evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

     Mortgage loans are summarized as follows at:

                                                 December 31,
                                   ----------------------------------------
                                           2017                 2016
                                   -------------------  -------------------
                                   Carrying    % of     Carrying    % of
                                    Value      Total     Value      Total
                                   --------  ---------  --------  ---------
                                             (Dollars in millions)
    Mortgage loans:
    Commercial.................... $    248       81.0% $    191       82.7%
    Agricultural..................       59       19.3        41       17.7
                                   --------  ---------  --------  ---------
       Subtotal(1)................      307      100.3       232      100.4
    Valuation allowances..........       (1)      (0.3)       (1)      (0.4)
                                   --------  ---------  --------  ---------
       Total mortgage loans, net.. $    306      100.0% $    231      100.0%
                                   ========  =========  ========  =========

--------

(1)Purchases of commercial mortgage loans were $7 million and $0 for the years ended December 31, 2017 and 2016, respectively.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


     The Company purchases unaffiliated mortgage loans under a master participation agreement, from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased by the Company from an affiliate during the years ended December 31, 2017, 2016 and 2015 were $118 million, $59 million and $15 million, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of $43 million, $81 million and $71 million during the years ended December 31, 2017, 2016 and 2015, respectively.

  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

     At December 31, 2017 and 2016, the Company had no impaired mortgage loans, all mortgage loans were evaluated collectively for credit losses and the related valuation allowances were maintained primarily for the commercial mortgage loans. For both the years ended December 31, 2017 and 2016, the change in valuation allowance relating to provision (release) was less than $1 million.

   Valuation Allowance Methodology

      Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

      The Company typically uses several years of historical experience in establishing non-specific valuation allowances which capture multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

      All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


      For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

      For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Credit Quality of Commercial Mortgage Loans

     The credit quality of commercial mortgage loans was as follows at:

                                                Recorded Investment
                                    ----------------------------------------------
                                    Debt Service Coverage Ratios
                                    ----------------------------
                                               1.00x -
                                    > 1.20x     1.20x   < 1.00x   Total  % of Total
                                     --------  -------  -------  ------- ----------
                                         (Dollars in millions)
December 31, 2017
Loan-to-value ratios:
Less than 65%...................... $    212   $    --  $    --  $   212     85.5%
65% to 75%.........................       27        --       --       27     10.9
76% to 80%.........................       --        --       --       --       --
Greater than 80%...................       --         9       --        9      3.6
                                     --------  -------  -------  -------   ------
Total.............................. $    239   $     9  $    --  $   248    100.0%
                                     ========  =======  =======  =======   ======
December 31, 2016
Loan-to-value ratios:
Less than 65%...................... $    173   $     1  $     2  $   176     92.1%
65% to 75%.........................       15        --       --       15      7.9
76% to 80%.........................       --        --       --       --       --
Greater than 80%...................       --        --       --       --       --
                                     --------  -------  -------  -------   ------
Total.............................. $    188   $     1  $     2  $   191    100.0%
                                     ========  =======  =======  =======   ======

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


  Credit Quality of Agricultural Mortgage Loans

     The credit quality of agricultural mortgage loans was as follows at:

                                                    December 31,
                                     -----------------------------------------
                                             2017                 2016
                                     -------------------  --------------------
                                      Recorded    % of     Recorded    % of
                                     Investment   Total   Investment   Total
                                     ---------- --------  ---------- ---------
                                               (Dollars in millions)
Loan-to-value ratios:
Less than 65%.......................  $    48       81.4%  $    41       100.0%
65% to 75%..........................       11       18.6        --          --
                                      -------   --------   -------   ---------
   Total............................  $    59      100.0%  $    41       100.0%
                                      =======   ========   =======   =========

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2017 and 2016. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no mortgage loans past due and no nonaccrual mortgage loans at December 31, 2017 and 2016.

  Mortgage Loans Modified in a Troubled Debt Restructuring

     The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. There were no mortgage loans modified in a troubled debt restructuring for both the years ended December 31, 2017 and 2016.

Real Estate

   Real estate investments consisted of traditional real estate at December 31, 2017 and 2016.

   The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and joint ventures with interest in single property income-producing real estate.

   The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $47 million and $39 million at December 31, 2017 and 2016, respectively. Related depreciation expense on wholly-owned real estate was $9 million, $6 million and $10 million for the year ended December 31, 2017, 2016 and 2015, respectively.

   There were no real estate impairments recognized for both the year ended December 31, 2017 and 2016.

   As of December 31, 2017, total minimum rental payments to be received in the future under non-cancelable leases was $17 million, $22 million, $23 million, $23 million, $23 million and $89 million for the years ended December 31, 2018, 2019, 2020, 2021, 2022 and years thereafter, respectively.

Other Invested Assets

   Other invested assets is comprised primarily of leveraged leases and freestanding derivatives with positive estimated fair values (see Note 6).

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


  Leveraged Leases

     Investment in leveraged leases consisted of the following at:

                                                             December 31,
                                                         --------------------
                                                            2017       2016
                                                         ---------  ---------
                                                             (In millions)
 Rental receivables, net................................ $      --  $      --
 Estimated residual values..............................       189        262
                                                         ---------  ---------
    Subtotal............................................       189        262
 Unearned income........................................       (23)       (31)
                                                         ---------  ---------
    Investment in leveraged leases, net of non-recourse
      debt.............................................. $     166  $     231
                                                         =========  =========

     Rental receivables are generally due in periodic installments. The payment periods range from one to four years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. Rental receivables, which were less than $1 million at both December 31, 2017 and 2016, were performing.

     The deferred income tax liability related to leveraged leases was $58 million and $102 million at December 31, 2017 and 2016, respectively.

     The components of income from investments in leveraged leases, excluding net investment gains (losses), were as follows:

                                                             December 31,
                                                        -----------------------
                                                         2017    2016    2015
                                                        ------- ------- -------
                                                             (In millions)
Income from investment in leveraged leases............. $     8 $    11 $    12
Less: Income tax expense on leveraged leases...........       3       4       4
                                                        ------- ------- -------
   Investment income after income tax in leveraged
     leases............................................ $     5 $     7 $     8
                                                        ======= ======= =======

Cash Equivalents

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $47 million and $48 million at December 31, 2017 and 2016, respectively.

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity securities AFS and the effect on DAC and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


   The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                       Years Ended December 31,
                                                     ----------------------------
                                                       2017      2016      2015
                                                     --------  --------  --------
                                                             (In millions)
Fixed maturity securities........................... $    294  $    225  $    198
Derivatives.........................................       (1)        7         6
                                                     --------  --------  --------
       Subtotal.....................................      293       232       204
                                                     --------  --------  --------
Amounts allocated from:
   Future policy benefits...........................      (54)       --        --
   DAC..............................................       (4)      (13)      (20)
                                                     --------  --------  --------
       Subtotal.....................................      (58)      (13)      (20)
Deferred income tax benefit (expense)...............      (82)      (77)      (64)
                                                     --------  --------  --------
       Net unrealized investment gains (losses)..... $    153  $    142  $    120
                                                     ========  ========  ========

   The changes in net unrealized investment gains (losses) were as follows:

                                                                          Years Ended December 31,
                                                                        ----------------------------
                                                                          2017      2016      2015
                                                                        --------  --------  --------
                                                                                (In millions)
Balance at January 1,.................................................. $    142  $    120  $    202
Unrealized investment gains (losses) during the year...................       61        28      (138)
Unrealized investment gains (losses) relating to:
Future policy benefits.................................................      (54)       --         1
DAC related to noncredit OTTI losses recognized in AOCI................       --        --         1
DAC....................................................................        9         7        11
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................       --        --        (1)
Deferred income tax benefit (expense)..................................       (5)      (13)       44
                                                                        --------  --------  --------
Balance at December 31,................................................ $    153  $    142  $    120
                                                                        ========  ========  ========
   Change in net unrealized investment gains (losses).................. $     11  $     22  $    (82)
                                                                        ========  ========  ========

Concentrations of Credit Risk

   There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at both December 31, 2017 and 2016.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


Securities Lending

   Elements of the securities lending program are presented below at:

                                                             December 31,
                                                           -----------------
                                                             2017     2016
                                                           -------- --------
                                                             (In millions)
   Securities on loan: (1)
      Amortized cost...................................... $    367 $    316
      Estimated fair value................................ $    482 $    415
   Cash collateral received from counterparties (2)....... $    485 $    417
   Security collateral received from counterparties (3)... $      7 $      5
   Reinvestment portfolio -- estimated fair value......... $    488 $    417

--------
(1)Included within fixed maturity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral received from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

   The cash collateral liability by loaned security type and remaining tenor of the agreements was as follows at:

                                           December 31, 2017                    December 31, 2016
                                     ------------------------------------ ------------------------------------
                                     Remaining Tenor of Securities        Remaining Tenor of Securities
                                       Lending Agreements                   Lending Agreements
                                     -----------------------------        -----------------------------
                                                          Over 1                               Over 1
                                                1 Month    to 6                      1 Month    to 6
                                     Open (1)   or Less   Months   Total  Open (1)   or Less   Months   Total
                                     --------   -------   ------   ------ --------   -------   ------   ------
                                                             (In millions)
Cash collateral liability by loaned
  security type:
U.S. government and agency..........  $  74     $  181    $  230   $  485  $  34      $  87    $  296   $  417
                                      -----     ------     ------  ------  -----      -----     ------  ------
   Total............................  $  74     $  181    $  230   $  485  $  34      $  87    $  296   $  417
                                      =====     ======     ======  ======  =====      =====     ======  ======

--------
(1)The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

   If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2017 was $72 million, all of which were U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

   The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, CMBS, foreign corporate securities) and cash equivalents with 44% invested in agency RMBS, cash equivalents, U.S. government and agency securities or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


Invested Assets on Deposit, Held in Trust and Pledged as Collateral

   Invested assets on deposit, held in trust and pledged as collateral are presented below at estimated fair value for all asset classes at:

                                                                                December 31,
                                                                              -----------------
                                                                                2017     2016
                                                                              -------- --------
                                                                                (In millions)
Invested assets on deposit (regulatory deposits)............................. $      8 $      8
Invested assets held in trust (reinsurance agreements).......................       10       10
Invested assets pledged as collateral (1)....................................      317      283
                                                                              -------- --------
   Total invested assets on deposit, held in trust and pledged as collateral. $    335 $    301
                                                                              ======== ========

--------
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2) and derivative transactions (see Note 6).

   See "-- Securities Lending" for information regarding securities on loan.

Variable Interest Entities

   The Company has invested in legal entities that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, would be deemed the primary beneficiary or consolidator of the entity. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

     There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2017 and 2016.

  Unconsolidated VIEs

     The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                              December 31,
                                              ---------------------------------------------
                                                       2017                   2016
                                              ---------------------- ----------------------
                                                           Maximum                Maximum
                                               Carrying   Exposure    Carrying   Exposure
                                                Amount   to Loss (1)   Amount   to Loss (1)
                                              ---------- ----------- ---------- -----------
                                                              (In millions)
Fixed maturity securities AFS:
   Structured Securities (2)................. $    1,225 $    1,225  $    1,075 $    1,075
   U.S. corporate............................         25         25          24         24
Real estate joint ventures...................         57         57          44         44
Other limited partnership interests..........         --         95          --         --
                                              ---------- ----------  ---------- ----------
       Total................................. $    1,307 $    1,402  $    1,143 $    1,143
                                              ========== ==========  ========== ==========

--------

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

Net Investment Income

   The components of net investment income were as follows:

                                                         Years Ended December 31,
                                                        --------------------------
                                                          2017     2016     2015
                                                        -------- -------- --------
                                                              (In millions)
Investment income:
Fixed maturity securities.............................. $    127 $    129 $    137
Equity securities......................................        1        1        1
Mortgage loans.........................................       12       16       14
Policy loans...........................................       19       20       20
Real estate............................................       22       14       33
Annuities funding structured settlement claims.........      277      276      288
Other..................................................       10       13       14
                                                        -------- -------- --------
   Subtotal............................................      468      469      507
Less: Investment expenses..............................       21       15       20
                                                        -------- -------- --------
   Net investment income............................... $    447 $    454 $    487
                                                        ======== ======== ========

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

     The components of net investment gains (losses) were as follows:

                                                         Years Ended December 31,
                                                        -------------------------
                                                          2017     2016     2015
                                                        -------- -------  -------
                                                              (In millions)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized-- by sector and industry:
U.S. and foreign corporate securities -- Industrial.... $     -- $    (1) $    --
                                                        -------- -------  -------
   OTTI losses on fixed maturity securities recognized
     in earnings....................................... $     -- $    (1) $    --
Fixed maturity securities -- net gains (losses) on
  sales and disposals.................................. $     -- $    (8) $    --
                                                        -------- -------  -------
   Total gains (losses) on fixed maturity securities... $     -- $    (9) $    --
Real estate............................................ $     -- $     1  $   (34)
Leveraged lease impairments............................ $     -- $   (41) $     1
                                                        -------- -------  -------
   Total net investment gains (losses)................. $     -- $   (49) $   (33)
                                                        ======== =======  =======

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than ($1) million, less than ($1) million and less than $1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


  Sales or Disposals and Impairments of Fixed Maturity Securities

     Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as shown in the table below.

                                                     Years Ended December 31,
                                                    -------------------------
                                                      2017     2016     2015
                                                    -------  -------  -------
                                                          (In millions)
 Proceeds.......................................... $ 1,161  $   577  $   789
                                                    =======  =======  =======
 Gross investment gains............................ $     4  $     3  $     7
 Gross investment losses...........................      (4)     (11)      (7)
 OTTI losses.......................................      --       (1)      --
                                                    -------  -------  -------
    Net investment gains (losses).................. $    --  $    (9) $    --
                                                    =======  =======  =======

Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The estimated fair value of invested assets transferred from affiliates was $113 million for the year ended December 31, 2017.

   As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $4.3 billion and $4.4 billion at December 31, 2017 and 2016, respectively. The related net investment income and corresponding policyholder benefits and claims recognized were $277 million, $276 million and $288 million for the years ended
December 31, 2017, 2016 and 2015 respectively.

   The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $6 million, $6 million and $5 million for the years ended December 31, 2017, 2016 and 2015, respectively.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with an affiliate.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


6. Derivatives

Accounting for Derivatives

   See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

Derivative Strategies

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

   Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

  Interest Rate Derivatives

     The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps and floors.

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value hedging relationships.

     The Company purchases interest rate floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased floors by entering into offsetting written floors. The Company utilizes interest rate floors in nonqualifying hedging relationships.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

  Foreign Currency Exchange Rate Derivatives

     The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

  Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency securities, or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                               December 31,
                                                          -----------------------------------------------------------
                                                                     2017                          2016
                                                          ----------------------------- -----------------------------
                        Primary Underlying Risk Exposure           Estimated Fair Value          Estimated Fair Value
                        --------------------------------           --------------------          --------------------
                                                           Gross                         Gross
                                                          Notional                      Notional
                                                           Amount  Assets  Liabilities   Amount  Assets  Liabilities
                                                          -------- ------  -----------  -------- ------  -----------
                                                                              (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps        Interest rate................. $     10 $   --    $   --     $     16 $   --    $   --
Foreign currency swaps     Foreign currency exchange
                           rate..........................       25      3        --           21      5        --
                                                          -------- ------    ------     -------- ------    ------
   Subtotal...........................................          35      3        --           37      5        --
                                                          -------- ------    ------     -------- ------    ------
Cash flow hedges:
Foreign currency swaps     Foreign currency exchange
                           rate..........................      125      3         4           51      7        --
                                                          -------- ------    ------     -------- ------    ------
   Total qualifying hedges............................         160      6         4           88     12        --
                                                          -------- ------    ------     -------- ------    ------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate floors       Interest rate.................       --     --        --        3,100      9         4
Synthetic GICs             Interest rate.................    1,504     --        --           --     --        --
Foreign currency swaps     Foreign currency exchange
                           rate..........................       54      4         1           53      8        --
Foreign currency           Foreign currency exchange
  forwards                 rate..........................        8     --        --            7     --        --
Credit default swaps -
  written                  Credit........................       87      2        --           87      1        --
                                                          -------- ------    ------     -------- ------    ------
   Total non-designated or nonqualifying
     derivatives......................................       1,653      6         1        3,247     18         4
                                                          -------- ------    ------     -------- ------    ------
   Total..............................................    $  1,813 $   12    $    5     $  3,335 $   30    $    4
                                                          ======== ======    ======     ======== ======    ======

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)


   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2017 and 2016. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

   The components of net derivative gains (losses) were as follows:

                                                           Years Ended December 31,
                                                         ----------------------------
                                                            2017      2016     2015
                                                         ---------- -------- --------
                                                                (In millions)
Freestanding derivatives and hedging gains (losses) (1). $      (1) $      9 $      5

--------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

   The Company recognized net investment income from settlement payments related to qualifying hedges of $1 million for both the years ended
December 31, 2017 and 2016. The amount the Company recognized in net investment income from settlement payments related to qualifying hedges for the year ended December 31, 2015 was not significant.

   The Company recognized net derivative gains (losses) from settlement payments related to nonqualifying hedges of $9 million, $23 million, and $45 million for the years ended December 31, 2017, 2016, and 2015 respectively.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)


Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or not qualifying as hedging instruments:

                                                                      Net
                                                                   Derivative
                                                                 Gains (Losses)
                                                                 --------------
                                                                 (In millions)
 Year Ended December 31, 2017
 Interest rate derivatives......................................  $        (8)
 Foreign currency exchange rate derivatives.....................           (5)
 Credit derivatives -- written..................................            1
                                                                  -----------
    Total.......................................................  $       (12)
                                                                  ===========
 Year Ended December 31, 2016
 Interest rate derivatives......................................  $       (20)
 Foreign currency exchange rate derivatives.....................            7
 Credit derivatives -- written..................................            1
                                                                  -----------
    Total.......................................................  $       (12)
                                                                  ===========
 Year Ended December 31, 2015
 Interest rate derivatives......................................  $       (40)
 Foreign currency exchange rate derivatives.....................            2
 Credit derivatives -- written..................................           (1)
                                                                  -----------
    Total.......................................................  $       (39)
                                                                  ===========

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets to floating rate; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets.

   The amounts the Company recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges were less than $1 million and ($1) million for the years ended December 31, 2017 and 2016, respectively. The amounts recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges was not significant for the year ended December 31, 2015. Changes in the estimated fair value of the derivatives recognized in net derivative gains (losses) were ($2) million, $3 million and $1 million for each of the years ended December 31, 2017, 2016 and 2015, respectively. Changes in the estimated fair value of the hedged items recognized in net derivative gains (losses) were $2 million, ($4) million, and ($1) million for each of the years ended December 31, 2017, 2016 and 2015, respectively.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets, as cash flow hedges, when they have met the requirements of cash flow hedging.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). For both the years ended December 31, 2017 and 2016, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges. For the year ended December 31, 2015, the amount reclassified into net derivative gains (losses) related to such discontinued cash flow hedges was not significant.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31, 2017, 2016 and 2015.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)


   At December 31, 2017, 2016, and 2015, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges were ($1) million, $7 million, and $6 million, respectively .

   For the year ended December 31, 2017, there were ($10) million of gains (losses) deferred in AOCI related to foreign currency swaps. For both the years ended December 31, 2016 and 2015, there were $4 million of gains (losses) deferred in AOCI related to foreign currency swaps. For the years ended December 31, 2017 and 2016, the amounts reclassified to net derivative gains (losses) related to foreign currency swaps were ($2) million and $3 million, respectively. For the year ended December 31, 2015, the amounts reclassified to net derivative gains (losses) related to foreign currency swaps were not significant. For the year ended December 31, 2017, there were no amounts reclassified to net investment income related to foreign currency swaps. For both the years ended December 31, 2016, and 2015 the amounts reclassified to net investment income related to foreign currency swaps were not significant. For the year ended December 31, 2017 the amount recognized in net derivative gains (losses) which represented the ineffective portion of all cash flow hedges was less than $1 million. For the years ended December 31, 2016 and 2015 the amounts recognized in net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2017, the amounts of deferred net gains (losses) on derivatives in AOCI that were expected to be reclassified to earnings within the next 12 months were less than $1 million.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $87 million at both December 31, 2017 and 2016. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2017 and 2016, the Company would have received $2 million and $1 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2017                                   2016
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
Baa
Credit default swaps referencing indices.   $    2      $    87         5.0        $    1      $    87         4.0
                                            ------      -------                    ------      -------
    Total................................   $    2      $    87         5.0        $    1      $    87         4.0
                                            ======      =======                    ======      =======

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), Standard & Poor's Global Ratings ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)


Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

   The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

   See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                                December 31,
                                                                                  ----------------------------------------
                                                                                          2017                 2016
----------------------------------------------------------------------            -------------------  -------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement       Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------------------      -------  ----------- -------  -----------
                                                                                                (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)................................................................ $    10    $     5   $    29    $     5
OTC-cleared (1)..................................................................       2         --         1         --
                                                                                  -------    -------   -------    -------
    Total gross estimated fair value of derivatives (1)..........................      12          5        30          5
Amounts offset on the consolidated balance sheets................................      --         --        --         --
                                                                                  -------    -------   -------    -------
    Estimated fair value of derivatives presented on the consolidated balance
     sheets (1)..................................................................      12          5        30          5
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral....................................................................      (4)        (4)       (5)        (5)
OTC-cleared......................................................................      --         --        --         --
Cash collateral: (3)
OTC-bilateral....................................................................      (6)        --       (23)        --
OTC-cleared......................................................................      (2)        --        (1)        --
Securities collateral: (4)
OTC-bilateral....................................................................      --         --        --         --
OTC-cleared......................................................................      --         --        --         --
                                                                                  -------    -------   -------    -------
    Net amount after application of master netting agreements and
     collateral.................................................................. $    --    $     1   $     1    $    --
                                                                                  =======    =======   =======    =======

--------

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)

(1)Derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities were less than $1 million and $1 million at December 31, 2017 and 2016, respectively. At December 31, 2017, the derivative assets included in income or (expense) accruals reported in accrued investment income or other liabilities were less than $1 million. At December 31, 2016, there were no derivative assets included in income or (expense) accruals reported in accrued investment income or other liabilities.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2017 and 2016, the Company received excess cash collateral of $5 million and $1 million, respectively. At December 31, 2017 and 2016, the Company did not provide excess cash collateral.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2017 and 2016, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2017, the Company did not receive excess securities collateral, and provided excess securities collateral with an estimated fair value of $4 million for its OTC-bilateral derivatives. At December 31, 2016, the Company did not receive or provide excess securities collateral for its OTC-bilateral derivatives. At both December 31, 2017 and 2016, the Company did not receive excess securities collateral, and provided excess securities collateral with an estimated fair value of $2 million, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both MTL and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit or financial strength rating, as applicable, were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   At December 31, 2017 , the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting arrangements were $1 million and was not significant at December 31, 2016. At December 31, 2017, the estimated fair value of the collateral pledged was less than $1 million and was not significant at December 31, 2016. At December 31, 2017 and 2016, there was no incremental collateral that MTL would be required to provide if there was a one-notch downgrade in its financial strength rating at the reporting date or if its financial strength rating sustained a downgrade to a level that triggered a full overnight collateralization or termination of the derivative position at reporting date.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


7. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3. Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below at:

                                                     December 31, 2017
                                         ------------------------------------------
                                            Fair Value Hierarchy
                                         --------------------------
                                                                    Total Estimated
                                         Level 1  Level 2  Level 3    Fair Value
                                         -------- -------- -------- ---------------
                                                       (In millions)
Assets
Fixed maturity securities:
U.S. corporate.......................... $     -- $  1,159 $     19    $  1,178
U.S. government and agency..............      313      377       --         690
RMBS....................................       --      552       80         632
Foreign corporate.......................       --      351       65         416
CMBS....................................       --      306       --         306
ABS.....................................       --      269       18         287
State and political subdivision.........       --      162       --         162
Foreign government......................       --       41       --          41
                                         -------- -------- --------    --------
   Total fixed maturity securities......      313    3,217      182       3,712
                                         -------- -------- --------    --------
Equity securities.......................       --       11       --          11
Short-term investments..................        9       44       --          53
Derivative assets: (1)
Interest rate...........................       --       --       --          --
Foreign currency exchange rate..........       --       10       --          10
Credit..................................       --        2       --           2
                                         -------- -------- --------    --------
   Total derivative assets..............       --       12       --          12
                                         -------- -------- --------    --------
Separate account assets (2).............       --      123       --         123
                                         -------- -------- --------    --------
   Total assets......................... $    322 $  3,407 $    182    $  3,911
                                         ======== ======== ========    ========
Liabilities
Derivative liabilities: (1)
Interest rate........................... $     -- $     -- $     --    $     --
Foreign currency exchange rate..........       --        5       --    $      5
                                         -------- -------- --------    --------
   Total derivative liabilities......... $     -- $      5 $     --    $      5
                                         ======== ======== ========    ========

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


                                                            December 31, 2016
                                               --------------------------------------------
                                                   Fair Value Hierarchy
                                               ----------------------------
                                                                            Total Estimated
                                               Level 1   Level 2   Level 3    Fair Value
                                               -------- ---------- -------- ---------------
                                                              (In millions)
Assets
Fixed maturity securities:
U.S. corporate................................ $     -- $    1,044 $     39   $    1,083
U.S. government and agency....................      185        342       --          527
RMBS..........................................       --        344       56          400
Foreign corporate.............................       --        265       44          309
CMBS..........................................       --        162       --          162
ABS...........................................       --        499       14          513
State and political subdivision...............       --        134       --          134
Foreign government............................       --         31       --           31
                                               -------- ---------- --------   ----------
   Total fixed maturity securities............      185      2,821      153        3,159
                                               -------- ---------- --------   ----------
Equity securities.............................       --         11       --           11
Short-term investments........................       23        109       --          132
Derivative assets: (1)
Interest rate.................................       --          9       --            9
Foreign currency exchange rate................       --         20       --           20
Credit........................................       --          1       --            1
                                               -------- ---------- --------   ----------
   Total derivative assets....................       --         30       --           30
                                               -------- ---------- --------   ----------
Separate account assets (2)...................       --        112       --          112
                                               -------- ---------- --------   ----------
   Total assets............................... $    208 $    3,083 $    153   $    3,444
                                               ======== ========== ========   ==========
Liabilities
Derivative liabilities: (1)
Interest rate................................. $     -- $        4 $     --   $        4
Foreign currency exchange rate................       --         --       --           --
                                               -------- ---------- --------   ----------
   Total derivative liabilities............... $     -- $        4 $     --   $        4
                                               ======== ========== ========   ==========

--------

(1)Derivative assets are presented within other invested assets on the consolidated balance sheet and derivative liabilities are presented within other liabilities on the consolidated balance sheet.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


  Investments

   Valuation Controls and Procedures

      On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

      The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities at December 31, 2016. Independent non-binding broker quotations were not utilized at December 31, 2017.

      The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

   Securities and Short-term Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


      The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

-----------------------------------------------------------------------------------------------------------------
Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Fixed maturity securities
-----------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market
            income approaches.                                 approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . illiquidity premium
            . benchmark yields; spreads off benchmark yields;  . delta spread adjustments to reflect specific
              new issuances; issuer rating                       credit-related issues
            . trades of identical or comparable securities;    . credit spreads
              duration                                         . quoted prices in markets that are not active
            . Privately-placed securities are valued using       for identical or similar securities that are
              the additional key inputs:                         less liquid and based on lower levels of
              .  market yield curve; call provisions             trading activity than securities classified in
              .  observable prices and spreads for similar       Level 2
                 public or private securities that             . independent non-binding broker quotations
                 incorporate the credit quality and industry
                 sector of the issuer
              .  delta spread adjustments to reflect specific
                 credit-related issues
-----------------------------------------------------------------------------------------------------------------
 U.S. government and agency, State and political subdivision and Foreign government securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market       Valuation Approaches: Principally the market
            approach.                                          approach.
            Key Inputs:                                        Key Inputs:

            .  quoted prices in markets that are not active    .  independent non-binding broker quotations
            .  benchmark U.S. Treasury yield or other yields   .  quoted prices in markets that are not active
            .  the spread off the U.S. Treasury yield curve       for identical or similar securities that are
               for the identical security                         less liquid and based on lower levels of
            .  issuer ratings and issuer spreads;                 trading activity than securities classified in
               broker-dealer quotes                               Level 2
            .  comparable securities that are actively traded  .  credit spreads
-----------------------------------------------------------------------------------------------------------------
 Structured Securities
-----------------------------------------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market and
            income approaches.                                 income approaches.
            Key Inputs:                                        Key Inputs:
            .  quoted prices in markets that are not active    .  credit spreads
            .  spreads for actively traded securities;         .  quoted prices in markets that are not active
               spreads off benchmark yields                       for identical or similar securities that are
            .  expected prepayment speeds and volumes             less liquid and based on lower levels of
            .  current and forecasted loss severity; ratings;     trading activity than securities classified in
               geographic region                                  Level 2
            .  weighted average coupon and weighted average    .  independent non-binding broker quotations
               maturity
            .  average delinquency rates; debt-service
               coverage ratios
            .  issuance-specific information, including, but
               not limited to:
              .  collateral type; structure of the security;
                 vintage of the loans
              .  payment terms of the underlying assets
              .  payment priority within the tranche; deal
                 performance
-----------------------------------------------------------------------------------------------------------------

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


Instrument                                     Level 2                                            Level 3
                                           Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Equity securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market approach.                                 N/A
            Key Input:

            .quoted prices in markets that are not considered active
-----------------------------------------------------------------------------------------------------------------
Short-term investments
-----------------------------------------------------------------------------------------------------------------
            .Short-term investments are of a similar nature and class to the fixed maturity        N/A
             and equity securities described above; accordingly, the valuation approaches and observable inputs used in their valuation are also similar to those described above.
-----------------------------------------------------------------------------------------------------------------
Separate account assets (1)
-----------------------------------------------------------------------------------------------------------------
 Mutual funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------
            Key Input:                                                                             N/A
            .quoted prices or reported NAV provided by the fund managers
-----------------------------------------------------------------------------------------------------------------

--------
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including mutual funds.

 Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

    The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

    Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

    The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


   Freestanding Derivatives Valuation Approaches and Key Inputs

     Level 2

        This level includes all types of derivatives utilized by the Company. These derivatives are principally valued using the income approach.

        Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

             Instrument                        Interest Rate                Foreign Currency              Credit
                                                                             Exchange Rate
-----------------------------------------------------------------------------------------------------------------------
 Inputs common to Level 2 by           .swap yield curves             .swap yield curves            .swap yield curves
 instrument type                       .basis curves                  .basis curves                 .credit curves
                                       .interest rate volatility (1)  .currency spot rates          .recovery rates
                                                                      .cross currency basis curves
-----------------------------------------------------------------------------------------------------------------------

--------
(1)Option-based only.

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

   Transfers between Levels 1 and 2:

      There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at both December 31, 2017 and 2016.

   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                       December 31, 2017    December 31, 2016       Impact of
                                                                      -------------------- -------------------- Increase in Input
                                                    Significant                 Weighted             Weighted     on Estimated
                          Valuation Techniques  Unobservable Inputs    Range   Average (1)  Range   Average (1)  Fair Value (2)
                          --------------------  --------------------- -------- ----------- -------- ----------- -----------------
Fixed maturity
 securities (3)
U.S. corporate and        Matrix pricing        Offered quotes (4)    100 -141     110     99 - 138     111          Increase
 foreign corporate.......
                          Market pricing        Quoted prices (4)     99 - 103     101     25 - 100      84          Increase
                          -------------------------------------------------------------------------------------------------------
RMBS..................... Market pricing        Quoted prices (4)     84 - 104      99     83 - 105      97         Increase (5)
                          -------------------------------------------------------------------------------------------------------
ABS...................... Market pricing        Quoted prices (4)     90 - 103      99     99 - 101     100         Increase (5)
                          Consensus pricing     Offered quotes (4)                          99 - 99      99         Increase (5)
                          -------------------------------------------------------------------------------------------------------

--------
(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(5)Changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


     The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                                               Fair Value Measurements Using
                                                                            Significant Unobservable Inputs (Level 3)
                                                                            ----------------------------------------
                                                                                 Fixed Maturity Securities
                                                                            ----------------------------------------
                                                                                                          Foreign
                                                                            Corporate (1)   Structured   Government
                                                                            -------------   ----------   ----------
                                                                                       (In millions)
Balance, January 1, 2016...................................................    $   94         $   81       $   19
Total realized/unrealized gains (losses) included in net income
  (loss) (2) (3)...........................................................        --              1           --
Total realized/unrealized gains (losses) included in AOCI..................        (2)            --           --
Purchases (4)..............................................................         8             19           --
Sales (4)..................................................................       (13)            (5)          --
Transfers into Level 3 (5).................................................         8             --           --
Transfers out of Level 3 (5)...............................................       (12)           (26)         (19)
                                                                               ------         ------       ------
Balance, December 31, 2016.................................................    $   83         $   70       $   --
                                                                               ======         ======       ======
Total realized/unrealized gains (losses) included in net income
  (loss) (2) (3)...........................................................        --              1           --
Total realized/unrealized gains (losses) included in AOCI..................         5             --           --
Purchases (4)..............................................................        40             72           --
Sales (4)..................................................................        (4)           (31)          --
Transfers into Level 3 (5).................................................         6             --           --
Transfers out of Level 3 (5)...............................................       (46)           (14)          --
                                                                               ------         ------       ------
Balance, December 31, 2017.................................................    $   84         $   98       $   --
                                                                               ======         ======       ======
Changes in unrealized gains (losses) included in net income (loss) for the
  instruments still held at December 31, 2015: (6).........................    $   --         $    1       $   --
                                                                               ======         ======       ======
Changes in unrealized gains (losses) included in net income (loss) for the
  instruments still held at December 31, 2016: (6).........................    $   --         $    1       $   --
                                                                               ======         ======       ======
Changes in unrealized gains (losses) included in net income (loss) for the
  instruments still held at December 31, 2017: (6).........................    $   --         $   --       $   --
                                                                               ======         ======       ======
Gains (Losses) Data for the year ended December 31, 2015:
Total realized/unrealized gains (losses) included in net income
  (loss) (2) (3)...........................................................    $    1         $    1       $   --
Total realized/unrealized gains (losses) included in AOCI..................    $   (9)        $   (1)      $   (1)

--------
(1)Comprised of U.S. and foreign corporate securities.

(2)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses).

(3)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(4)Items purchased and then sold in the same period are excluded from the rollforward.

(5)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(6)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the period.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                        December 31, 2017
                                         -----------------------------------------------
                                                     Fair Value Hierarchy
                                                  ---------------------------
                                                                                Total
                                         Carrying                             Estimated
                                          Value   Level 1  Level 2   Level 3  Fair Value
                                         -------- -------- -------- --------- ----------
                                                          (In millions)
Assets
Mortgage loans.......................... $    306 $     -- $     -- $     325  $    325
Policy loans............................ $    250 $     -- $     32 $     371  $    403
Premiums, reinsurance and other
  receivables........................... $    661 $     -- $      1 $     689  $    690
Liabilities
Policyholder account balances........... $    911 $     -- $     -- $     938  $    938
Other liabilities....................... $      8 $     -- $      8 $      --  $      8

                                                        December 31, 2016
                                         -----------------------------------------------
                                                     Fair Value Hierarchy
                                                  ---------------------------
                                                                                Total
                                         Carrying                             Estimated
                                          Value   Level 1  Level 2   Level 3  Fair Value
                                         -------- -------- -------- --------- ----------
                                                          (In millions)
Assets
Mortgage loans.......................... $    231 $     -- $     -- $     237  $    237
Policy loans............................ $    257 $     -- $     32 $     387  $    419
Premiums, reinsurance and other
  receivables........................... $    667 $     -- $     -- $     722  $    722
Liabilities
Policyholder account balances........... $    917 $     -- $     -- $     931  $    931
Other liabilities....................... $      8 $     -- $      8 $      --  $      8

   The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

     The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


 Policy Loans

    Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Premiums, Reinsurance and Other Receivables

    Premiums, reinsurance and other receivables are comprised of certain amounts recoverable under reinsurance agreements.

    Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

 Policyholder Account Balances

    These policyholder account balances include investment contracts which primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Other Liabilities

    Other liabilities consist primarily of amounts due for securities purchased but not yet settled. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

8. Equity

Statutory Equity and Income

   The state of domicile of MTL imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for MTL were in excess of 400% at both December 31, 2017 and 2016.

   MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Equity (continued)


   The tables below present amounts from MTL, which are derived from the statutory-basis financial statements as filed with the Delaware Department of Insurance.

   Statutory net income (loss) was as follows:

                                                  Years Ended December 31,
                                               ------------------------------
   Company                   State of Domicile   2017      2016      2015
   ------------------------  ----------------- --------- -------- -----------
                                                       (In millions)
   Metropolitan Tower Life
     Insurance Company......     Delaware      $      74 $      8 $      (42)

   Statutory capital and surplus was as follows at:

                                                            December 31,
                                                        ---------------------
   Company                                                 2017       2016
   ---------------------------------------------------  ---------- ----------
                                                            (In millions)
   Metropolitan Tower Life Insurance Company........... $      733 $      669

Dividend Restrictions

   The table below sets forth the dividends permitted to be paid by MTL to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                                         2018           2017      2016
                                                   ----------------- ---------- ---------
                                                   Permitted Without
Company                                              Approval (1)       Paid      Paid
-------------------------------------------------  ----------------- ---------- ---------
                                                               (In millions)
Metropolitan Tower Life Insurance Company.........     $      73     $       -- $      60

--------
(1)Reflects dividend amounts that may be paid during 2018 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2018, some or all of such dividends may require regulatory approval.

   Under Delaware Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its net statutory gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of each insurer's own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance (the "Delaware Commissioner") and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under Delaware Insurance Code, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                                   Unrealized
                                                Investment Gains     Unrealized
                                                (Losses), Net of   Gains (Losses)
                                               Related Offsets (1) on Derivatives  Total
                                               ------------------- -------------- -------
                                                              (In millions)
Balance at December 31, 2014..................       $   202          $    --     $   202
OCI before reclassifications..................          (129)               4        (125)
Deferred income tax benefit (expense).........            45               (2)         43
                                                     -------          -------     -------
   AOCI before reclassifications, net of
     income tax...............................           118                2         120
Amounts reclassified from AOCI................            --               --          --
Deferred income tax benefit (expense).........            --               --          --
                                                     -------          -------     -------
   Amounts reclassified from AOCI, net of
     income tax...............................            --               --          --
                                                     -------          -------     -------
Balance at December 31, 2015..................           118                2         120
OCI before reclassifications..................            22                4          26
Deferred income tax benefit (expense).........            (9)              (1)        (10)
                                                     -------          -------     -------
   AOCI before reclassifications, net of
     income tax...............................           131                5         136
Amounts reclassified from AOCI................            12               (3)          9
Deferred income tax benefit (expense).........            (4)               1          (3)
                                                     -------          -------     -------
   Amounts reclassified from AOCI, net of
     income tax...............................             8               (2)          6
                                                     -------          -------     -------
Balance at December 31, 2016..................           139                3         142
OCI before reclassifications..................            27              (10)         17
Deferred income tax benefit (expense).........            (8)               3          (5)
                                                     -------          -------     -------
   AOCI before reclassifications, net of
     income tax...............................           158               (4)        154
Amounts reclassified from AOCI................            (3)               2          (1)
Deferred income tax benefit (expense).........             1               (1)         --
                                                     -------          -------     -------
   Amounts reclassified from AOCI, net of
     income tax...............................            (2)               1          (1)
                                                     -------          -------     -------
Balance at December 31, 2017..................       $   156          $    (3)    $   153
                                                     =======          =======     =======

--------
(1)See Note 5 for information on offsets to investments related to DAC.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Equity (continued)


   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                     Consolidated Statement of
AOCI Components                                     Amounts Reclassified from AOCI     Operations Locations
-------------------------------------------------   -----------------------------  ------------------------------
                                                      Years Ended December 31,
                                                   -------------------------------
                                                      2017       2016      2015
                                                   ---------  ---------  ---------
                                                            (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses).......... $       1  $      (9) $      -- Net investment gains (losses)
Net unrealized investment gains (losses)..........         2         (3)        -- Net derivative gains (losses)
                                                   ---------  ---------  ---------
   Net unrealized investment gains (losses),
     before income tax............................         3        (12)        --
Income tax (expense) benefit......................        (1)         4         --
                                                   ---------  ---------  ---------
   Net unrealized investment gains (losses), net
     of income tax................................         2         (8)        --
                                                   ---------  ---------  ---------
Unrealized gains (losses) on derivatives - cash
 flow hedges:
Foreign currency swaps............................        (2)         3         -- Net derivative gains (losses)
                                                   ---------  ---------  ---------
   Gains (losses) on cash flow hedges, before
     income tax...................................        (2)         3         --
Income tax (expense) benefit......................         1         (1)        --
                                                   ---------  ---------  ---------
   Gains (losses) on cash flow hedges, net of
     income tax...................................        (1)         2         --
                                                   ---------  ---------  ---------
   Total reclassifications, net of income tax..... $       1  $      (6) $      --
                                                   =========  =========  =========

9. Other Expenses

   Information on other expenses was as follows:

                                                     Years Ended December 31,
                                                   -----------------------------
                                                     2017      2016      2015
                                                   --------- --------- ---------
                                                           (In millions)
General and administrative expenses............... $      34 $      20 $      34
Premium taxes, other taxes, and licenses & fees...         2         3         3
Commissions and other variable expenses...........        22         1         1
Amortization of DAC...............................         7         7        13
                                                   --------- --------- ---------
   Total other expenses........................... $      65 $      31 $      51
                                                   ========= ========= =========

   Certain prior year amounts have been reclassified to conform to the current year presentation, which has been revised to align the expense categories with the Company's businesses. The reclassifications did not result in a change to total other expenses.

Amortization of DAC

   See Note 3 for additional information on DAC including impacts of amortization.

Affiliated Expenses

   See Note 12 for a discussion of affiliated expenses included in the table above.

10. Income Tax

   On December 22, 2017, President Trump signed into law U.S. Tax Reform. U.S. Tax Reform includes numerous changes in tax law, including a permanent reduction in the federal corporate income tax rate from 35% to 21%, which took effect for

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Income Tax (continued)

taxable years beginning on or after January 1, 2018, and a territorial international tax system which generally eliminates U.S. federal income tax on dividends received from foreign subsidiaries.

   The incremental financial statement impact related to U.S. Tax Reform was as follows:

                                                               U.S. Tax Reform
                                                               ---------------
                                                                (In millions)
  Income (loss) before provision for income tax...............   $       (1)
  Provision for income tax expense (benefit):
  Deferred tax revaluation....................................          (65)
                                                                 ----------
     Total provision for income tax expense (benefit).........          (65)
                                                                 ----------
  Income (loss), net of income tax............................           64
  Income tax (expense) benefit related to items of other
    comprehensive income (loss)...............................            1
                                                                 ----------
  Increase to net equity from U.S. Tax Reform.................   $       65
                                                                 ==========

   In accordance with SAB 118 issued by the U.S. Securities and Exchange Commission ("SEC") in December 2017, the Company has recorded provisional amounts for certain items for which the income tax accounting is not complete. For these items, the Company has recorded a reasonable estimate of the tax effects of U.S. Tax Reform. The estimates will be reported as provisional amounts during a measurement period, which will not exceed one year from the date of enactment of U.S. Tax Reform. The Company may reflect adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts.

   The following item is considered a provisional estimate due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis will be required to complete the accounting for this item:

   . Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded over the next few years. However, pursuant to the requirements of the Balanced Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of 6.9%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. The Company has recorded a less than $1 million tax charge included within the deferred tax revaluation.

   The provision for income tax was as follows:

                                                         Years Ended December 31,
                                                   -----------------------------------
                                                      2017        2016        2015
                                                   ----------  ----------  ----------
                                                              (In millions)
Current:
Federal........................................... $      (15) $       10  $       88
Deferred:
Federal...........................................        (88)         (5)        (80)
                                                   ----------  ----------  ----------
   Provision for income tax expense (benefit)..... $     (103) $        5  $        8
                                                   ==========  ==========  ==========

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Income Tax (continued)


   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                               ---------------------------------
                                                  2017        2016       2015
                                               ----------  ---------- ----------
                                                         (In millions)
Tax provision at U.S. statutory rate.......... $       11  $        5 $        8
Tax effect of:
U.S. Tax Reform impact........................        (65)         --         --
Distribution of former subsidiary (1).........        (48)         --         --
Other, net....................................         (1)         --         --
                                               ----------  ---------- ----------
   Provision for income tax expense (benefit). $     (103) $        5 $        8
                                               ==========  ========== ==========

--------
(1)In 2013, the Company distributed all of the issued and outstanding shares of common stock of MetLife Reinsurance Company of Delaware ("MRD"), a wholly-owned subsidiary, to MetLife, Inc. in the form of a dividend and deferred the related tax benefit. In August 2017, MetLife, Inc. distributed MRD to third parties and the Company recognized the deferred tax benefit related to the dividend of MRD.

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                           December 31,
                                                     ------------------------
                                                         2017         2016
                                                     -----------  -----------
                                                           (In millions)
  Deferred income tax assets:
  Tax credit carryforwards.......................... $         6  $         7
  DAC...............................................           6            6
                                                     -----------  -----------
     Total deferred income tax assets...............          12           13
                                                     -----------  -----------
  Deferred income tax liabilities:
  Investments, including derivatives................          47           76
  Net unrealized investment gains...................          49           77
  Policyholder liabilities and receivables..........          25           50
  Other liabilities.................................          10           12
                                                     -----------  -----------
     Total deferred income tax liabilities..........         131          215
                                                     -----------  -----------
     Net deferred income tax asset (liability)...... $      (119) $      (202)
                                                     ===========  ===========

   Tax credit carryforwards of $7 million at December 31, 2017 will expire beginning in 2022.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates included $21 million and $1 million for the years ended December 31, 2017 and 2016, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Income Tax (continued)


   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, federal tax legislation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period. The Company had no unrecognized tax benefits for the years ended December 31, 2017, 2016 and 2015.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense. The Company had no interest or penalties for the years ended December 31, 2017, 2016 and 2015.

11. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

   Sales Practices Claims

      Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

   Summary

      Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $6 million at both December 31, 2017 and 2016.

  Commitments to Fund Private Corporate Bond Investments

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $129 million and $3 million at December 31, 2017 and 2016, respectively.

          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Contingencies, Commitments and Guarantees (continued)


Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $1 million, with a cumulative maximum of $2 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were less than $1 million at both December 31, 2017 and 2016 for indemnities, guarantees and commitments.

12. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel and policy administrative functions. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $25 million, $13 million and $13 million for the years ended December 31, 2017, 2016 and 2015, respectively. Revenues related to a lease agreement with an affiliate, recorded in other revenues, were $5 million for each of the years ended December 31, 2017, 2016 and 2015.

   The Company had net receivables (payables) to affiliates, related to the items discussed above, of $3 million and ($1) million at December 31, 2017 and 2016 respectively.

   See Notes 4 and 5 for additional information on related party transactions.

13. Subsequent Events

   The Company has evaluated events subsequent to December 31, 2017, through April 13, 2018, which is the date these consolidated financial statements were available to be issued.

Merger

   In February 2018, the Company's Board of Directors approved the merger of MTL and General American Life Insurance Company ("GALIC"), a wholly-owned subsidiary of MetLife, Inc. MTL will be the surviving entity and expects to redomicile to Nebraska. The Company expects the completion of the merger in the first half of 2018, subject to certain regulatory approvals. At December 31, 2017, GALIC's total stockholder's equity was $2.0 billion.

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General American Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2017 and 2016 and for the Years Ended December 31, 2017, 2016 and 2015 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated financial statements of General American Life Insurance Company and its subsidiary (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2017, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and its subsidiary as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 12, 2018

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2017 and 2016

                (In millions, except share and per share data)

                                                                                                              2017        2016
                                                                                                           ----------- ----------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $7,617 and $7,378,
 respectively)............................................................................................  $    8,356 $    7,808
Equity securities available-for-sale, at estimated fair value (cost: $49 and $49, respectively)...........          51         53
Mortgage loans (net of valuation allowances of $5 and $4, respectively)...................................         980        857
Policy loans..............................................................................................       1,664      1,680
Real estate and real estate joint ventures................................................................          78         52
Other limited partnership interests.......................................................................         208        185
Short-term investments, at estimated fair value...........................................................          71        169
Other invested assets.....................................................................................         172        209
                                                                                                           ----------- ----------
   Total investments......................................................................................      11,580     11,013
Cash and cash equivalents, principally at estimated fair value............................................         271        130
Accrued investment income.................................................................................          99         97
Premiums, reinsurance and other receivables...............................................................       3,021      2,927
Deferred policy acquisition costs and value of business acquired..........................................         582        523
Current income tax recoverable............................................................................          39          9
Other assets..............................................................................................         146        138
Separate account assets...................................................................................       1,828        824
                                                                                                           ----------- ----------
   Total assets...........................................................................................  $   17,566 $   15,661
                                                                                                           =========== ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits....................................................................................  $    6,593 $    6,175
Policyholder account balances.............................................................................       5,272      5,308
Other policy-related balances.............................................................................         238        259
Policyholder dividends payable............................................................................         100         96
Payables for collateral under securities loaned and other transactions....................................         420        381
Long-term debt............................................................................................         104        104
Deferred income tax liability.............................................................................         137        117
Other liabilities.........................................................................................         894        756
Separate account liabilities..............................................................................       1,828        824
                                                                                                           ----------- ----------
   Total liabilities......................................................................................      15,586     14,020
                                                                                                           ----------- ----------
Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 3,000,000 shares issued and
 outstanding..............................................................................................           3          3
Additional paid-in capital................................................................................         852        852
Retained earnings.........................................................................................         741        545
Accumulated other comprehensive income (loss).............................................................         384        241
                                                                                                           ----------- ----------
   Total stockholder's equity.............................................................................       1,980      1,641
                                                                                                           ----------- ----------
   Total liabilities and stockholder's equity.............................................................  $   17,566 $   15,661
                                                                                                           =========== ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                                                 2017        2016        2015
                                                                              ----------  ----------  ----------
Revenues
Premiums..................................................................... $      710  $      750  $      687
Universal life and investment-type product policy fees.......................         66          64          76
Net investment income........................................................        516         489         507
Other revenues...............................................................          4           7           6
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities................         (1)         (3)         (1)
Other-than-temporary impairments on fixed maturity securities transferred to
  other comprehensive income (loss)..........................................         --          --          (1)
Other net investment gains (losses)..........................................         (9)         (7)         (6)
                                                                              ----------  ----------  ----------
 Total net investment gains (losses).........................................        (10)        (10)         (8)
Net derivative gains (losses)................................................       (109)        (30)        219
                                                                              ----------  ----------  ----------
 Total revenues..............................................................      1,177       1,270       1,487
                                                                              ----------  ----------  ----------
Expenses
Policyholder benefits and claims.............................................        725         865         763
Interest credited to policyholder account balances...........................        128         131         133
Policyholder dividends.......................................................        146         148         140
Other expenses...............................................................         53         143         153
                                                                              ----------  ----------  ----------
 Total expenses..............................................................      1,052       1,287       1,189
                                                                              ----------  ----------  ----------
Income (loss) before provision for income tax................................        125         (17)        298
Provision for income tax expense (benefit)...................................        (71)        (20)        103
                                                                              ----------  ----------  ----------
 Net income (loss)........................................................... $      196  $        3  $      195
                                                                              ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                                               2017      2016     2015
                                                                             --------  -------  --------
Net income (loss)........................................................... $    196  $     3  $    195
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets................      251       87      (473)
Unrealized gains (losses) on derivatives....................................      (40)       7        18
Foreign currency translation adjustments....................................        2       (2)       (3)
Defined benefit plans adjustment............................................       --       --         1
                                                                             --------  -------  --------
  Other comprehensive income (loss), before income tax......................      213       92      (457)
Income tax (expense) benefit related to items of other comprehensive income
  (loss)....................................................................      (70)     (32)      161
                                                                             --------  -------  --------
  Other comprehensive income (loss), net of income tax......................      143       60      (296)
                                                                             --------  -------  --------
  Comprehensive income (loss)............................................... $    339  $    63  $   (101)
                                                                             ========  =======  ========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                                                 Accumulated
                                                            Additional              Other         Total
                                                   Common    Paid-in   Retained Comprehensive Stockholder's
                                                   Stock     Capital   Earnings Income (Loss)    Equity
                                                  --------- ---------- -------- ------------- -------------
Balance at December 31, 2014.....................  $      3  $    853  $    347  $      477    $    1,680
Net income (loss)................................                           195                       195
Other comprehensive income (loss), net of income
  tax............................................                                      (296)         (296)
                                                  --------- ---------- -------- ------------- -------------
Balance at December 31, 2015.....................         3       853       542         181         1,579
Return of capital................................                  (1)                                 (1)
Net income (loss)................................                             3                         3
Other comprehensive income (loss), net of income
  tax............................................                                        60            60
                                                  --------- ---------- -------- ------------- -------------
Balance at December 31, 2016.....................         3       852       545         241         1,641
Net income (loss)................................                           196                       196
Other comprehensive income (loss), net of income
  tax............................................                                       143           143
                                                  --------- ---------- -------- ------------- -------------
Balance at December 31, 2017.....................  $      3  $    852  $    741  $      384    $    1,980
                                                  ========= ========== ======== ============= =============

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                                2017       2016       2015
                                                             ---------  ---------  ---------
Cash flows from operating activities
Net income (loss)........................................... $     196  $       3  $     195
Adjustments to reconcile net income (loss) to net cash
 provided by (used in) operating activities:
Depreciation and amortization expenses......................         1          1          2
Amortization of premiums and accretion of discounts
 associated with investments, net...........................       (36)       (38)       (37)
(Gains) losses on investments, net..........................        10         10          8
(Gains) losses on derivatives, net..........................       122         43       (207)
(Income) loss from equity method investments, net of
 dividends or distributions.................................        (2)        (1)        25
Interest credited to policyholder account balances..........       128        131        133
Interest (income) expense on equity-linked notes............       (16)        (7)         1
Universal life and investment-type product policy fees......       (66)       (64)       (76)
Change in premiums, reinsurance and other receivables.......      (116)        16        (39)
Change in deferred policy acquisition costs and value of
 business acquired, net.....................................       (81)       (48)       (67)
Change in income tax........................................       (80)       (30)        51
Change in other assets......................................         1          1         12
Change in insurance-related liabilities and policy-related
 balances...................................................       359        284        304
Change in other liabilities.................................         5         (8)       (39)
Other, net..................................................         1          2          4
                                                             ---------  ---------  ---------
 Net cash provided by (used in) operating activities........       426        295        270
                                                             ---------  ---------  ---------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities..................................     2,254      2,231      2,417
 Equity securities..........................................         3         10         16
 Mortgage loans.............................................       112        229        196
 Real estate and real estate joint ventures.................        --          3         49
 Other limited partnership interests........................        21         42         68
Purchases of:
 Fixed maturity securities..................................    (2,407)    (2,400)    (2,467)
 Equity securities..........................................        (2)        (1)        (5)
 Mortgage loans.............................................      (207)      (194)      (308)
 Real estate and real estate joint ventures.................       (29)        (3)        (2)
 Other limited partnership interests........................       (39)       (39)       (37)
Cash received in connection with freestanding derivatives...        46         91        131
Cash paid in connection with freestanding derivatives.......       (85)       (83)       (23)
Net change in policy loans..................................        16         52         17
Net change in short-term investments........................       102         57         13
Net change in other invested assets.........................        (1)        (8)       (22)
                                                             ---------  ---------  ---------
  Net cash provided by (used in) investing activities....... $    (216) $     (13) $      43
                                                             ---------  ---------  ---------

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2017, 2016 and 2015

                                 (In millions)

                                                                                         2017        2016        2015
                                                                                      ----------  ----------  ----------
Cash flows from financing activities
Policyholder account balances:
  Deposits........................................................................... $    1,340  $      427  $      453
  Withdrawals........................................................................     (1,445)       (598)       (739)
Net change in payables for collateral under securities loaned and other transactions.         39        (117)         12
Return of capital....................................................................         --          (1)         --
Other, net...........................................................................         (3)         (2)         (1)
                                                                                      ----------  ----------  ----------
  Net cash provided by (used in) financing activities................................        (69)       (291)       (275)
                                                                                      ----------  ----------  ----------
  Change in cash and cash equivalents................................................        141          (9)         38
Cash and cash equivalents, beginning of year.........................................        130         139         101
                                                                                      ----------  ----------  ----------
  Cash and cash equivalents, end of year............................................. $      271  $      130  $      139
                                                                                      ==========  ==========  ==========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest............................................................................. $        8  $        8  $        8
                                                                                      ==========  ==========  ==========
Income tax........................................................................... $       15  $        6  $       53
                                                                                      ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   General American Life Insurance Company ("General American") and its subsidiary (collectively, the "Company") is a wholly-owned subsidiary of MetLife, Inc. General American is a Missouri corporation incorporated in 1933. In December 2016, the Company was distributed as a non-cash extraordinary dividend from Metropolitan Life Insurance Company ("MLIC") to MetLife, Inc.

   The Company is licensed to conduct business in 49 states, the District of Columbia and Puerto Rico. The Company provides annuities and universal, variable and traditional life insurance, although not marketing these products. The Company actively sells separate account contracts for the investment management of defined benefit and contribution plan assets. This business includes certain products to fund corporate-owned life insurance used to finance nonqualified benefit programs for executives.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

     The accompanying consolidated financial statements include the accounts of General American and its subsidiary. Intercompany accounts and transactions have been eliminated.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .  such separate accounts are legally recognized;

   . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

   .  investments are directed by the contractholder; and

   . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

     The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

  Reclassifications

     Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

     ----------------------------------------------------------------------
     Accounting Policy                                                 Note
     ----------------------------------------------------------------------
     Insurance                                                          2
     ----------------------------------------------------------------------
     Deferred Policy Acquisition Costs and Value of Business Acquired   3
     ----------------------------------------------------------------------
     Reinsurance                                                        4
     ----------------------------------------------------------------------
     Investments                                                        5
     ----------------------------------------------------------------------
     Derivatives                                                        6
     ----------------------------------------------------------------------
     Fair Value                                                         7
     ----------------------------------------------------------------------
     Income Tax                                                         11
     ----------------------------------------------------------------------
     Litigation Contingencies                                           12
     ----------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

      Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

      Liabilities for universal life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

      Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Other Policy-Related Balances

      Other policy-related balances include policy and contract claims, policyholder dividends left on deposit, unearned revenue liabilities, policyholder dividends due and unpaid and premiums received in advance.

      The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

      The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

      The Company accounts for the prepayment of premiums on its individual life and health contracts as premiums received in advance and applies the cash received to premiums when due.

   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

      Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

      All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

   .  incremental direct costs of contract acquisition, such as commissions;

   . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

   . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

     All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

     Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

     DAC and VOBA are amortized as follows:

 ------------------------------------------------------------------------------
                                        In proportion to the following over
 Products:                              estimated lives of the contracts:
 ------------------------------------------------------------------------------
 .  Nonparticipating and                  Actual and expected future gross
    non-dividend-paying   traditional     premiums.
    contracts:
  . Term insurance
  . Nonparticipating whole life
    insurance
 ------------------------------------------------------------------------------
 .  Participating, dividend-paying        Actual and expected future gross
    traditional contracts                 margins.
 ------------------------------------------------------------------------------
 .  Fixed and variable universal life     Actual and expected future gross
    contracts                             profits.
 .  Fixed and variable deferred
    annuity contracts
 ------------------------------------------------------------------------------

     See Note 3 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.

     The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

  Reinsurance

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

      Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity and Equity Securities

      The Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 5 "-- Fixed Maturity and Equity Securities AFS -- Methodology for Amortization of Premium and Accretion of Discount on Structured Securities." The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates. Dividends on equity securities are recognized when declared.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 5 "-- Fixed Maturity and Equity Securities AFS -- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
   (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

   Mortgage Loans

      The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to both portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5. Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

   Policy Loans

      Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

      Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

      Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

      The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

      The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

   Short-term Investments

      Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Other Invested Assets

      Other invested assets consist principally of the following:

   . Loans to affiliates, which are stated at unpaid principal balance and adjusted for any unamortized premium or discount.

   . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   . Tax credit partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method. See Note 11.

   Securities Lending Program

      Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

  Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


      The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

      In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transaction will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

   the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

     Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Income Tax

     General American joins with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to General American under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If General American has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by General American when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if General American would not have realized the attributes on a stand-alone basis under a "wait and see" method.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

    . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

    .  the jurisdiction in which the deferred tax asset was generated;

    . the length of time that carryforward can be utilized in the various taxing jurisdictions;

    . future taxable income exclusive of reversing temporary differences and carryforwards;

    .  future reversals of existing taxable temporary differences;

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    .  taxable income in prior carryback years; and

    .  tax planning strategies.

     The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

     On December 22, 2017, President Trump signed into law H.R.1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform"). See
  Note 11 for additional information on U.S. Tax Reform and related Staff Accounting Bulletin ("SAB") 118 provisional amounts.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

  Other Accounting Policies

   Cash and Cash Equivalents

      The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Policyholder Dividends

      Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

   Foreign Currency

      Assets, liabilities and operations of foreign affiliates are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Employee Benefit Plans

      Eligible employees and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

Adoption of New Accounting Pronouncements

   Effective January 1, 2017, the Company early adopted guidance relating to business combinations. The new guidance clarifies the definition of a business and requires that an entity apply certain criteria in order to determine when a set of assets and activities qualifies as a business. The adoption of this standard will result in fewer acquisitions qualifying as businesses and, accordingly, acquisition costs for those acquisitions that do not qualify as businesses will be capitalized rather than expensed. The adoption did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2017, the Company retrospectively adopted guidance relating to consolidation. The new guidance does not change the characteristics of a primary beneficiary under current GAAP. It changes how a reporting entity evaluates whether it is the primary beneficiary of a variable interest entity ("VIE") by changing how a reporting entity that is a single decisionmaker of a VIE handles indirect interests in the entity held through related parties that are under common control with the reporting entity. The adoption did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2016, the Company retrospectively adopted guidance relating to short-duration contracts. The new guidance requires insurance entities to provide users of financial statements with more transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on: (i) reconciling from the claim development table to the balance sheet liability, (ii) methodologies and judgments in estimating claims, and (iii) the timing, and frequency of claims. The adoption did not have an impact on the Company's consolidated financial statements other than expanded disclosures in Note 2.

   Effective January 1, 2016, the Company retrospectively adopted new guidance relating to the consolidation of certain entities. The objective of the new standard is to improve targeted areas of the consolidation guidance and to reduce the number of consolidation models. The new consolidation standard provides guidance on how a reporting entity (i) evaluates whether the entity should consolidate limited partnerships and similar entities, (ii) assesses whether the fees paid to a decisionmaker or service provider are variable interests in a VIE, and (iii) assesses the variable interests in a VIE held by related parties of the reporting entity. The new guidance also eliminates the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. The adoption did not impact which entities are consolidated by the Company. The consolidated VIE assets and liabilities and unconsolidated VIE carrying amounts and maximum exposure to loss as of December 31, 2016, disclosed in Note 5, reflect the application of the new guidance.

Other

   Effective January 3, 2017, the Chicago Mercantile Exchange ("CME") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments impacted the accounting treatment of the Company's centrally cleared derivatives for which the CME serves as the central clearing party. As of the effective date, the application of the amended rulebook did not have a material impact on the Company's consolidated financial statements.

Future Adoption of New Accounting Pronouncements

   In February 2018, the Financial Accounting Standards Board ("FASB") issued new guidance on reporting comprehensive income (Accounting Standards Update ("ASU") 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220):
Reclassification of Certain Tax Effects from AOCI). The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate or law in U.S. Tax Reform is recognized. Early adoption is permitted. Current GAAP guidance requires that the effect of a change in tax laws or rates on deferred tax liabilities or assets to be included in income from

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

continuing operations in the reporting period that includes the enactment date, even if the related income tax effects were originally charged or credited directly to accumulated OCI ("AOCI"). The new guidance allows a reclassification of AOCI to retained earnings for stranded tax effects resulting from U.S. Tax Reform. Also, the new guidance requires certain disclosures about stranded tax effects. The Company will early adopt the new guidance in 2018. The Company expects the impact of the new guidance at adoption will be a decrease to retained earnings as of January 1, 2018 of $79 million with a corresponding increase to AOCI.

   In August 2017, the FASB issued new guidance on hedging activities
(ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities). The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings. Early adoption is permitted. The new guidance simplifies the application of hedge accounting in certain situations and amends the hedge accounting model to enable entities to better portray the economics of their risk management activities in the financial statements. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

   In March 2017, the FASB issued new guidance on purchased callable debt securities (ASU 2017-08, Receivables -Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities). The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years and should be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings. Early adoption is permitted. The ASU shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. However, the new guidance does not require an accounting change for securities held at a discount whose discount continues to be amortized to maturity. The Company is currently evaluating the impact of the new guidance on its consolidated financial statements.

   In February 2017, the FASB issued new guidance on derecognition of nonfinancial assets (ASU 2017-05, Other Income -Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. Early adoption is permitted for interim or annual reporting periods beginning after December 15, 2016. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment to retained earnings at the date of adoption. The new guidance clarifies the scope and accounting of a financial asset that meets the definition of an "in-substance nonfinancial asset" and defines the term, "in-substance nonfinancial asset." The ASU also adds guidance for partial sales of nonfinancial assets. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

   In November 2016, the FASB issued new guidance on restricted cash
(ASU 2016-18, Statement of Cash Flows (Topic 230): A consensus of the FASB Emerging Issues Task Force). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

   In October 2016, the FASB issued new guidance on tax accounting for intra-entity transfers of assets (ASU 2016-16, Income Taxes (Topic 740):
Intra-Entity Transfers of Assets Other Than Inventory). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a modified retrospective basis. The Company will apply the guidance as of January 1, 2018. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The new guidance requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Based on the Company's assessment of the intra-entity asset transfers and related deferred income taxes that are in scope, the Company expects the adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   In August 2016, the FASB issued new guidance on cash flow statement presentation (ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied retrospectively to all periods presented. Early adoption is permitted in any interim or annual period. The new guidance addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The adoption of the new guidance will not have a material impact on the Company's consolidated financial statements.

   In June 2016, the FASB issued new guidance on measurement of credit losses on financial instruments (ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance requires that an OTTI on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

   In January 2016, the FASB issued new guidance (ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities, as amended by ASU 2018-03, Financial Instruments
Overall: Technical Corrections and Improvements, issued in February 2018) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments. Additionally, there will no longer be a requirement to assess equity securities for impairment since such securities will be measured at fair value through net income. The Company has assessed the population of financial instruments that are subject to the new guidance and has determined that the most significant impact will be the requirement to report changes in fair value in net income each reporting period for all equity securities currently classified as AFS. The Company will utilize a modified retrospective approach to adopt the new guidance effective January 1, 2018. The expected impact related to the change in accounting for equity securities AFS will be $2 million of net unrealized investment gains, net of income tax, which will be reclassified from AOCI to retained earnings.

   In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers - Topic 606), effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The Company will apply the guidance retrospectively with a cumulative-effect adjustment as of January 1, 2018. The new guidance supersedes nearly all existing revenue recognition guidance under U.S. GAAP. However, it does not impact the accounting for insurance and investment contracts within the scope of Accounting Standards Codification
(ASC) Topic 944, Financial Services - Insurance, leases, financial instruments and certain guarantees. For those contracts that are impacted, the new guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company identified revenue streams within the scope of the guidance that are all included within other revenues in the consolidated statements of operations and evaluated the related contracts, primarily consisting of distribution and administrative services fees. As other revenues represents less than 1% of consolidated total revenues for the year ended December 31, 2017, the modified retrospective adoption as of January 1, 2018, did not have a material impact on the Company's consolidated financial position and the Company has not identified any material prospective changes in the recognition and measurement of other revenue.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)



2. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

    -----------------------------------------------------------------------
    Product Type:                Measurement Assumptions:
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Participating life           Aggregate of (i) net level premium
                                   reserves for death and endowment policy
                                   benefits (calculated based upon the
                                   non-forfeiture interest rate, ranging
                                   from 3% to 6%, and mortality rates
                                   guaranteed in calculating the cash
                                   surrender values described in such
                                   contracts); and (ii) the liability for
                                   terminal dividends.
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Nonparticipating life        Aggregate of the present value of future
                                   expected benefit payments and related
                                   expenses less the present value of
                                   future expected net premiums.
                                   Assumptions as to mortality and
                                   persistency are based upon the
                                   Company's experience when the basis of
                                   the liability is established. Interest
                                   rate assumptions for the aggregate
                                   future policy benefit liabilities range
                                   from 3% to 8%.
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Individual and group         Present value of future expected
    traditional fixed annuities    payments. Interest rate assumptions
    after annuitization            used in establishing such liabilities
                                   range from 3% to 8%.
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Non-medical health           The net level premium method and
    insurance                      assumptions as to future morbidity,
                                   withdrawals and interest, which provide
                                   a margin for adverse deviation. The
                                   interest rate assumption used in
                                   establishing such liabilities is 5%.
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Disabled lives               Present value of benefits method and
                                   experience assumptions as to claim
                                   terminations, expenses and interest.
                                   Interest rate assumptions used in
                                   establishing such liabilities range
                                   from 3% to 7%.
    -----------------------------------------------------------------------

   Participating business represented 38% and 34% of the Company's life insurance in-force at December 31, 2017 and 2016, respectively. Participating policies represented 94%, 94% and 93% of gross traditional life insurance premiums for the years ended December 31, 2017, 2016 and 2015, respectively.

   Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 6%, less expenses, mortality charges and withdrawals.

Guarantees

   The Company issued annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issued universal life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

                                        Annuity    Universal Life
                                       Contracts     Contracts
                                     ------------- --------------
                                      Guaranteed
                                     Annuitization   Secondary
                                       Benefits      Guarantees    Total
                                     ------------- --------------  -----
                                                (In millions)
       Direct:
       Balance at January 1, 2015...           $ 6           $121   $127
       Incurred guaranteed benefits.            --             10     10
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2015.             6            131    137
       Incurred guaranteed benefits.            --            (31)   (31)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2016.             6            100    106
       Incurred guaranteed benefits.            --             13     13
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2017.           $ 6           $113   $119
                                     ============= ==============  =====
       Ceded:
       Balance at January 1, 2015...           $--           $117   $117
       Incurred guaranteed benefits.            --             11     11
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2015.            --            128    128
       Incurred guaranteed benefits.            --            (30)   (30)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2016.            --             98     98
       Incurred guaranteed benefits.            --             15     15
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2017.           $--           $113   $113
                                     ============= ==============  =====
       Net:
       Balance at January 1, 2015...           $ 6           $  4   $ 10
       Incurred guaranteed benefits.            --             (1)    (1)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2015.             6              3      9
       Incurred guaranteed benefits.            --             (1)    (1)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2016.             6              2      8
       Incurred guaranteed benefits.            --             (2)    (2)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2017.           $ 6           $ --   $  6
                                     ============= ==============  =====

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)


     Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                               December 31,
                                                           ---------------------
                                                              2017       2016
                                                           ---------- ----------
                                                                    At
                                                               Annuitization
                                                           ---------------------
                                                           (Dollars in millions)
Annuity Contracts:
Other Annuity Guarantees:
  Total account value (1)................................. $      259 $      262
  Net amount at risk (2).................................. $       47 $       47
Average attained age of contractholders...................   68 years   67 years

                                                                    December 31,
                                                           -------------------------------
                                                                2017            2016
                                                           --------------- ---------------
                                                                      Secondary
                                                                     Guarantees
                                                           -------------------------------
                                                                (Dollars in millions)
Universal Life Contracts:
  Total account value (1)................................. $         1,756 $         1,757
  Net amount at risk (3).................................. $        11,455 $        11,999
Average attained age of policyholders.....................        67 years        66 years

-----------

(1)Includes the contractholder's investments in the general account and separate account, if applicable.

(2)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(3)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                                               December 31,
                                                              ---------------
                                                               2017    2016
                                                              ------- -------
                                                               (In millions)
   Fund Groupings:
   Equity.................................................... $    24 $    21
   Bond......................................................       3       2
   Balanced..................................................       2       2
   Money Market..............................................       1      --
                                                              ------- -------
     Total................................................... $    30 $    25
                                                              ======= =======

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)

Obligations Under Funding Agreements

   General American is a member of the Federal Home Loan Bank ("FHLB") of Des Moines. Holdings of common stock of the FHLB of Des Moines, included in equity securities, were $35 million at both December 31, 2017 and 2016.

   The Company has also entered into funding agreements with the FHLB of Des Moines. The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                                                 Liability          Collateral (2)
                                                           --------------------- ---------------------
                                                                          December 31,
                                                           -------------------------------------------
                                                              2017       2016       2017       2016
                                                           ---------- ---------- ---------- ----------
                                                                          (In millions)
FHLB of Des Moines (1)....................................  $     625  $     625  $     701  $     811

-----------

(1) Represents funding agreements issued to the FHLB of Des Moines in exchange for cash and for which the FHLB of Des Moines has been granted a lien on certain assets, some of which are in the custody of the FHLB of Des Moines, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of Des Moines as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Des Moines' recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Des Moines.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

Liabilities for Unpaid Claims and Claim Expenses

   Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                                           Years Ended December 31,
                                                                      ----------------------------------
                                                                         2017      2016 (1)    2015 (1)
                                                                      ----------  ----------  ----------
                                                                                 (In millions)
Balance at January 1,................................................ $      241  $      271  $      251
 Less: Reinsurance recoverables......................................        161         184         183
                                                                      ----------  ----------  ----------
Net balance at January 1,............................................         80          87          68
                                                                      ----------  ----------  ----------
Incurred related to:
 Current year........................................................        248         297         247
 Prior years (2).....................................................         30          46          42
                                                                      ----------  ----------  ----------
   Total incurred....................................................        278         343         289
                                                                      ----------  ----------  ----------
Paid related to:
 Current year........................................................       (241)       (297)       (228)
 Prior years.........................................................        (32)        (53)        (42)
                                                                      ----------  ----------  ----------
   Total paid........................................................       (273)       (350)       (270)
                                                                      ----------  ----------  ----------
Net balance at December 31,..........................................         85          80          87
 Add: Reinsurance recoverables.......................................        142         161         184
                                                                      ----------  ----------  ----------
Balance at December 31 (included in future policy benefits and other
  policy-related balances),.......................................... $      227  $      241  $      271
                                                                      ==========  ==========  ==========

-----------

(1) At December 31, 2016 and 2015, the Net balance decreased by $16 million and $28 million, respectively, and the Reinsurance recoverables increased by $16 million and $21 million, respectively, from those amounts previously reported primarily to correct for the improper classification of reinsurance recoverables.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Insurance (continued)


(2)During 2017, 2016 and 2015, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years, but reported during the current year.

Separate Accounts

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $1.7 billion and $737 million at December 31, 2017 and 2016, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $127 million and $87 million at December 31, 2017 and 2016, respectively. The latter category consisted primarily of bank-owned life insurance. The average interest rate credited on these contracts was 3.72% and 1.88% at December 31, 2017 and 2016, respectively.

   For each of the years ended December 31, 2017, 2016 and 2015, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3. Deferred Policy Acquisition Costs and Value of Business Acquired

   See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)


Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)


   Information regarding DAC and VOBA was as follows:

                                                                      Years Ended December 31,
                                                                 ----------------------------------
                                                                    2017        2016        2015
                                                                 ----------  ----------  ----------
                                                                            (In millions)
DAC:
Balance at January 1,........................................... $      481  $      445  $      345
Capitalizations.................................................         81         128         143
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).          3           2          (6)
Other expenses..................................................         (2)        (81)        (64)
                                                                 ----------  ----------  ----------
 Total amortization.............................................          1         (79)        (70)
                                                                 ----------  ----------  ----------
Unrealized investment gains (losses)............................        (20)        (13)         27
                                                                 ----------  ----------  ----------
Balance at December 31,.........................................        543         481         445
                                                                 ----------  ----------  ----------
VOBA:
Balance at January 1,...........................................         42          36          41
Amortization related to:
Other expenses..................................................         (2)         (2)         (6)
                                                                 ----------  ----------  ----------
 Total amortization.............................................         (2)         (2)         (6)
                                                                 ----------  ----------  ----------
Unrealized investment gains (losses)............................         (1)          8           1
                                                                 ----------  ----------  ----------
Balance at December 31,.........................................         39          42          36
                                                                 ----------  ----------  ----------
Total DAC and VOBA:
Balance at December 31,......................................... $      582  $      523  $      481
                                                                 ==========  ==========  ==========

   The estimated future amortization expense to be reported in other expenses for the next five years was as follows:

                                                      VOBA
                                                    ----------
                                                    (In millions)
                     2018.......................... $       4
                     2019.......................... $       4
                     2020.......................... $       4
                     2021.......................... $       4
                     2022.......................... $       4

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)



4. Reinsurance

   The Company enters into reinsurance agreements as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

   The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2017 and 2016, were not significant.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $398 million and $369 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2017 and 2016, respectively.

   At December 31, 2017, the Company had $656 million of net unaffiliated ceded reinsurance recoverables. Of this total, $526 million, or 80%, were with the Company's five largest unaffiliated ceded reinsurers, including $269 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2016, the Company had $582 million of net unaffiliated ceded reinsurance recoverables. Of this total, $478 million, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $266 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)


   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                       Years Ended December 31,
                                                               ---------------------------------------
                                                                   2017         2016          2015
                                                               -----------  ------------  ------------
                                                                            (In millions)
Premiums
Direct premiums............................................... $       219  $        228  $        238
Reinsurance assumed...........................................         754           775           706
Reinsurance ceded.............................................        (263)         (253)         (257)
                                                               -----------  ------------  ------------
 Net premiums................................................. $       710  $        750  $        687
                                                               ===========  ============  ============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $       288  $        290  $        306
Reinsurance assumed...........................................          --            --            --
Reinsurance ceded.............................................        (222)         (226)         (230)
                                                               -----------  ------------  ------------
 Net universal life and investment-type product policy fees... $        66  $         64  $         76
                                                               ===========  ============  ============
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $       575  $        537  $        564
Reinsurance assumed...........................................         606           590           529
Reinsurance ceded.............................................        (456)         (262)         (330)
                                                               -----------  ------------  ------------
 Net policyholder benefits and claims......................... $       725  $        865  $        763
                                                               ===========  ============  ============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances..... $       210  $        215  $        219
Reinsurance assumed...........................................          --            --            --
Reinsurance ceded.............................................         (82)          (84)          (86)
                                                               -----------  ------------  ------------
 Net interest credited to policyholder account balances....... $       128  $        131  $        133
                                                               ===========  ============  ============
Other expenses
Direct other expenses......................................... $         9  $         58  $         93
Reinsurance assumed...........................................          56           139           132
Reinsurance ceded.............................................         (12)          (54)          (72)
                                                               -----------  ------------  ------------
 Net other expenses........................................... $        53  $        143  $        153
                                                               ===========  ============  ============

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)


   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                 December 31,
                                   -------------------------------------------------------------------------
                                                   2017                                 2016
                                   ------------------------------------ ------------------------------------
                                                                Total                                Total
                                                               Balance                              Balance
                                    Direct  Assumed    Ceded    Sheet    Direct  Assumed    Ceded    Sheet
                                   -------- -------- --------  -------- -------- -------- --------  --------
                                                                 (In millions)
Assets
Premiums, reinsurance and other
 receivables...................... $     16 $    151 $  2,854  $  3,021 $     38 $    158 $  2,731  $  2,927
Deferred policy acquisition costs
 and value of business acquired...      170      498      (86)      582      162      449      (88)      523
                                   -------- -------- --------  -------- -------- -------- --------  --------
  Total assets.................... $    186 $    649 $  2,768  $  3,603 $    200 $    607 $  2,643  $  3,450
                                   ======== ======== ========  ======== ======== ======== ========  ========
Liabilities
Future policy benefits............ $  4,699 $  1,894 $     --  $  6,593 $  4,625 $  1,553 $     (3) $  6,175
Other policy-related balances.....      133       77       28       238      165       67       27       259
Other liabilities.................      174       40      680       894      130       48      578       756
                                   -------- -------- --------  -------- -------- -------- --------  --------
  Total liabilities............... $  5,006 $  2,011 $    708  $  7,725 $  4,920 $  1,668 $    602  $  7,190
                                   ======== ======== ========  ======== ======== ======== ========  ========

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $327 million and $325 million at December 31, 2017 and 2016, respectively. There were no deposit liabilities on reinsurance at both December 31, 2017 and 2016.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MLIC, which is a related party. Additionally, the Company has reinsurance agreements with Brighthouse Life Insurance Company, a former subsidiary of MetLife, Inc.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)


   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                    Years Ended December 31,
                                                             -------------------------------------
                                                                 2017         2016         2015
                                                             -----------  -----------  -----------
                                                                         (In millions)
Premiums
Reinsurance assumed......................................... $       542  $       574  $       503
Reinsurance ceded...........................................         (11)          (9)          (9)
                                                             -----------  -----------  -----------
 Net premiums............................................... $       531  $       565  $       494
                                                             ===========  ===========  ===========
Universal life and investment-type product policy fees
Reinsurance assumed......................................... $        --  $        --  $        --
Reinsurance ceded...........................................         (99)        (102)        (115)
                                                             -----------  -----------  -----------
 Net universal life and investment-type product policy fees. $       (99) $      (102) $      (115)
                                                             ===========  ===========  ===========
Policyholder benefits and claims
Reinsurance assumed......................................... $       430  $       469  $       388
Reinsurance ceded...........................................         (39)         (25)         (33)
                                                             -----------  -----------  -----------
 Net policyholder benefits and claims....................... $       391  $       444  $       355
                                                             ===========  ===========  ===========
Interest credited to policyholder account balances
Reinsurance assumed......................................... $        --  $        --  $        --
Reinsurance ceded...........................................         (82)         (84)         (86)
                                                             -----------  -----------  -----------
 Net interest credited to policyholder account balances..... $       (82) $       (84) $       (86)
                                                             ===========  ===========  ===========
Other expenses
Reinsurance assumed......................................... $        24  $       109  $       101
Reinsurance ceded...........................................         (21)         (29)         (45)
                                                             -----------  -----------  -----------
 Net other expenses......................................... $         3  $        80  $        56
                                                             ===========  ===========  ===========

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                         December 31,
                                                         --------------------------------------------
                                                                  2017                   2016
                                                         ---------------------  ---------------------
                                                          Assumed      Ceded     Assumed      Ceded
                                                         ---------- ----------  ---------- ----------
                                                                         (In millions)
Assets
Premiums, reinsurance and other receivables............. $      151 $    2,143  $      158 $    2,119
Deferred policy acquisition costs and value of business
  acquired..............................................        498        (40)        449        (71)
                                                         ---------- ----------  ---------- ----------
 Total assets........................................... $      649 $    2,103  $      607 $    2,048
                                                         ========== ==========  ========== ==========
Liabilities
Future policy benefits.................................. $    1,807 $       --  $    1,470 $       (3)
Other policy-related balances...........................         23         28          18         27
Other liabilities.......................................         40         18          48         19
                                                         ---------- ----------  ---------- ----------
 Total liabilities...................................... $    1,870 $       46  $    1,536 $       43
                                                         ========== ==========  ========== ==========

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Reinsurance (continued)


   The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $346 million and $2.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2017 and 2016, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $326 million and $324 million at December 31, 2017 and 2016, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2017 and 2016.

5. Investments

   See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

   The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

     The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS (collectively, "Structured Securities").

                                         December 31, 2017                               December 31, 2016
                          ----------------------------------------------- ------------------------------------------------
                                         Gross Unrealized                                 Gross Unrealized
                           Cost or  --------------------------  Estimated  Cost or  ---------------------------- Estimated
                          Amortized        Temporary    OTTI      Fair    Amortized         Temporary    OTTI      Fair
                            Cost    Gains   Losses   Losses (1)   Value     Cost     Gains   Losses   Losses (1)   Value
                          --------- ------ --------- ---------- --------- --------- ------- --------- ---------- ---------
                                                                   (In millions)
Fixed maturity
 securities:
U.S. corporate........... $  2,896  $  260  $    11    $    --  $  3,145  $  2,942  $   214 $     34    $    --  $  3,122
Foreign corporate........    1,514     164       25         --     1,653     1,364       85       84         --     1,365
Foreign government.......    1,067     236       12         --     1,291     1,059      186       36         --     1,209
U.S. government and
 agency..................      934      81        4         --     1,011       720       68        6         --       782
RMBS.....................      640      31        3         (1)      669       672       31        9         --       694
CMBS.....................      286       7        1         --       292       318        8        2         --       324
ABS......................      174       1       --         --       175       180        2        2         --       180
State and political
 subdivision.............      106      15       --          1       120       123       12        3         --       132
                          --------  ------  -------   --------  --------  --------  ------- --------   --------  --------
 Total fixed maturity
   securities............ $  7,617  $  795  $    56    $    --  $  8,356  $  7,378  $   606 $    176    $    --  $  7,808
                          ========  ======  =======   ========  ========  ========  ======= ========   ========  ========
Equity securities:
Common stock............. $     49  $    3  $     1    $    --  $     51  $     49  $     4 $     --    $    --  $     53

-----------

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


(1) Noncredit OTTI losses included in AOCI in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

     The Company held non-income producing fixed maturity securities with an estimated fair value of $1 million and less than $1 million with unrealized gains (losses) of ($1) million and less than ($1) million at December 31, 2017 and 2016, respectively.

  Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

     Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2017:

                                                    Due After Five
                                     Due After One      Years                                Total Fixed
                       Due in One    Year Through    Through Ten    Due After Ten Structured  Maturity
                       Year or Less   Five Years        Years          Years      Securities Securities
                      ------------- -------------- --------------- -------------- ---------- -----------
                                                        (In millions)
Amortized cost.......   $    265      $    1,378     $    2,164      $    2,710   $    1,100 $    7,617
Estimated fair value.   $    271      $    1,470     $    2,348      $    3,131   $    1,136 $    8,356

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


  Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

     The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at:

                                                     December 31, 2017                          December 31, 2016
                                         ------------------------------------------ ------------------------------------------
                                                               Equal to or Greater                        Equal to or Greater
                                          Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                                         --------------------- -------------------- --------------------- --------------------

                                         Estimated    Gross    Estimated   Gross    Estimated    Gross    Estimated   Gross
                                           Fair     Unrealized   Fair    Unrealized   Fair     Unrealized   Fair    Unrealized
                                           Value      Losses     Value     Losses     Value      Losses     Value     Losses
                                         ---------- ---------- --------- ---------- ---------- ---------- --------- ----------
                                                                         (Dollars in millions)
Fixed maturity securities:
U.S. corporate.......................... $      235  $     3   $    139  $       8  $      595  $     18  $    144  $       16
Foreign corporate.......................        138        1        255         24         333        19       281          65
Foreign government......................         40        1        157         11         266        15       102          21
U.S. government and agency..............        525        2         20          2         189         6        --          --
RMBS....................................        120        1         39          1         149         6        51           3
CMBS....................................         43       --          7          1          59         2         7          --
ABS.....................................         14       --          5         --          17         1        42           1
State and political subdivision.........          6        1          6         --          41         2         1           1
                                         ----------  -------   --------  ---------  ----------  --------  --------  ----------
 Total fixed maturity securities........ $    1,121  $     9   $    628  $      47  $    1,649  $     69  $    628  $      107
                                         ==========  =======   ========  =========  ==========  ========  ========  ==========
Equity securities:
Common stock............................ $        4  $     1   $     --  $      --  $        3  $     --  $     --  $       --
Total number of securities in an
 unrealized loss position...............        214                 206                    500                 257
                                         ==========            ========             ==========            ========

  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
   (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers;
   (vii) with respect to Structured Securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security;
   (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


      The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain Structured Securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

      With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

      The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

      In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

      Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2017. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


      Gross unrealized losses on fixed maturity securities decreased
   $120 million during the year ended December 31, 2017 to $56 million. The decrease in gross unrealized losses for the year ended December 31, 2017, was primarily attributable to narrowing credit spreads and strengthening foreign currencies on non-functional currency denominated fixed maturity securities.

      At December 31, 2017, $1 million of the total $56 million of gross unrealized losses were from three below investment grade fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Unrealized losses on below investment grade fixed maturity securities are principally related to state and political subdivision securities and U.S. corporate securities (primarily financial industry securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, in part due to economic and market uncertainties. Management evaluates state and political subdivision securities and U.S. corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

     Mortgage loans are summarized as follows at:

                                                December 31,
                                --------------------------------------------
                                         2017                   2016
                                ---------------------  ---------------------
                                 Carrying     % of      Carrying     % of
                                  Value       Total      Value       Total
                                ----------  ---------  ----------  ---------
                                            (Dollars in millions)
   Mortgage loans:
   Commercial.................. $      852       86.9% $      772       90.1%
   Agricultural................        133       13.6          89       10.4
                                ----------  ---------  ----------  ---------
     Subtotal..................        985      100.5         861      100.5
   Valuation allowances........         (5)      (0.5)         (4)      (0.5)
                                ----------  ---------  ----------  ---------
     Total mortgage loans, net. $      980      100.0% $      857      100.0%
                                ==========  =========  ==========  =========

     The Company purchases unaffiliated mortgage loans under a master participation agreement, from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased by the Company from an affiliate during the years ended December 31, 2017, 2016 and 2015 were $216 million, $158 million and $287 million, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of $85 million, $263 million and $138 million during the years ended December 31, 2017, 2016 and 2015, respectively.

     See "-- Related Party Investment Transactions" for additional discussion of related party mortgage loans.

  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

     All mortgage loans were evaluated collectively for credit losses and the related valuation allowances were maintained primarily for commercial mortgage loans. The Company had no impaired mortgage loans during each of the years ended December 31, 2017, 2016 and 2015.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


  Valuation Allowance Rollforward by Portfolio Segment

     The changes in the valuation allowance, by portfolio segment, were as follows:

                                    Commercial  Agricultural     Total
                                   ------------ ------------- ------------
                                                (In millions)
     Balance at January 1, 2015... $          3 $          -- $          3
     Provision (release)..........            1            --            1
                                   ------------ ------------- ------------
     Balance at December 31, 2015.            4            --            4
     Provision (release)..........           --            --           --
                                   ------------ ------------- ------------
     Balance at December 31, 2016.            4            --            4
     Provision (release)..........            1            --            1
                                   ------------ ------------- ------------
     Balance at December 31, 2017. $          5 $          -- $          5
                                   ============ ============= ============

   Valuation Allowance Methodology

      Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

      The Company typically uses several years of historical experience in establishing non-specific valuation allowances which capture multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

      All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


      For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

      For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Credit Quality of Commercial Mortgage Loans

     The credit quality of commercial mortgage loans was as follows at:

                                          Recorded Investment
                           ------------------------------------------------
                            Debt Service Coverage Ratios
                           -------------------------------           % of
                           > 1.20x  1.00x - 1.20x < 1.00x   Total    Total
                           -------- ------------- -------- -------- -------
                                         (Dollars in millions)
    December 31, 2017
    Loan-to-value ratios:
    Less than 65%......... $    698   $      58   $      2 $    758    89.0%
    65% to 75%............       81           2          2       85    10.0
    76% to 80%............        9          --         --        9     1.0
                           --------   ---------   -------- -------- -------
      Total............... $    788   $      60   $      4 $    852   100.0%
                           ========   =========   ======== ======== =======
    December 31, 2016
    Loan-to-value ratios:
    Less than 65%......... $    671   $      41   $     14 $    726    94.0%
    65% to 75%............       44          --          2       46     6.0
    76% to 80%............       --          --         --       --      --
                           --------   ---------   -------- -------- -------
      Total............... $    715   $      41   $     16 $    772   100.0%
                           ========   =========   ======== ======== =======

  Credit Quality of Agricultural Mortgage Loans

     The credit quality of agricultural mortgage loans was as follows at:

                                             December 31,
                         ---------------------------------------------------
                                    2017                      2016
                         -------------------------  ------------------------
                           Recorded       % of       Recorded       % of
                          Investment      Total     Investment      Total
                         ------------ ------------  ----------- ------------
                                        (Dollars in millions)
  Loan-to-value ratios:
  Less than 65%......... $        107         80.5% $        77         86.5%
  65% to 75%............           26         19.5           12         13.5
                         ------------ ------------  ----------- ------------
    Total............... $        133        100.0% $        89        100.0%
                         ============ ============  =========== ============

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2017 and 2016. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans - 60 days and agricultural mortgage loans - 90 days. The Company had no mortgage loans past due and no nonaccrual mortgage loans at both December 31, 2017 and 2016.

  Mortgage Loans Modified in a Troubled Debt Restructuring

     The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. There were no mortgage loans modified in a troubled debt restructuring for both the years ended December 31, 2017 and 2016.

Cash Equivalents

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $136 million and $39 million at December 31, 2017 and 2016, respectively.

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

   The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                            Years Ended December 31,
                                                                       ----------------------------------
                                                                          2017        2016        2015
                                                                       ----------  ----------  ----------
                                                                                  (In millions)
Fixed maturity securities............................................. $      739  $      430  $      340
Fixed maturity securities with noncredit OTTI losses included in AOCI.         --          --          --
                                                                       ----------  ----------  ----------
  Total fixed maturity securities.....................................        739         430         340
Equity securities.....................................................          2           4          (3)
Derivatives...........................................................        (12)         28          21
Other.................................................................          2          (3)         (2)
                                                                       ----------  ----------  ----------
  Subtotal............................................................        731         459         356
                                                                       ----------  ----------  ----------
Amounts allocated from:
Future policy benefits................................................        (44)         (4)         --
DAC and VOBA..........................................................        (73)        (52)        (47)
                                                                       ----------  ----------  ----------
  Subtotal............................................................       (117)        (56)        (47)
                                                                       ----------  ----------  ----------
Deferred income tax benefit (expense).................................       (210)       (141)       (109)
                                                                       ----------  ----------  ----------
  Net unrealized investment gains (losses)............................ $      404  $      262  $      200
                                                                       ==========  ==========  ==========

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


   The changes in net unrealized investment gains (losses) were as follows:

                                                                                    Years Ended December 31,
                                                                               ----------------------------------
                                                                                  2017        2016        2015
                                                                               ----------  ----------  ----------
                                                                                          (In millions)
Balance at January 1,......................................................... $      262  $      200  $      497
Fixed maturity securities on which noncredit OTTI losses have been recognized.         --          --           1
Unrealized investment gains (losses) during the year..........................        272         103        (486)
Unrealized investment gains (losses) relating to:
Future policy benefits........................................................        (40)         (4)          2
DAC and VOBA..................................................................        (21)         (5)         28
Deferred income tax benefit (expense).........................................        (69)        (32)        158
                                                                               ----------  ----------  ----------
Balance at December 31,....................................................... $      404  $      262  $      200
                                                                               ==========  ==========  ==========
  Change in net unrealized investment gains (losses).......................... $      142  $       62  $     (297)
                                                                               ==========  ==========  ==========

Concentrations of Credit Risk

   Investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments with an estimated fair value of $1.2 billion and $1.1 billion at December 31, 2017 and 2016, respectively.

Securities Lending

   Elements of the securities lending program are presented below at:

                                                            December 31,
                                                      -------------------------
                                                          2017         2016
                                                      ------------ ------------
                                                            (In millions)
Securities on loan: (1)
  Amortized cost..................................... $        328 $        246
  Estimated fair value............................... $        365 $        281
Cash collateral received from counterparties (2)..... $        373 $        286
Security collateral received from counterparties (3). $         -- $          1
Reinvestment portfolio -- estimated fair value....... $        375 $        286

-----------
(1) Included within fixed maturity securities.

(2) Included within payables for collateral under securities loaned and other transactions.

(3) Security collateral received from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


   The cash collateral liability by loaned security type and remaining tenor of the agreements was as follows at:

                                               December 31, 2017                    December 31, 2016
                                         ------------------------------------ ------------------------------------
                                         Remaining Tenor of Securities        Remaining Tenor of Securities
                                           Lending Agreements                   Lending Agreements
                                         -----------------------------        -----------------------------
                                                               Over                                 Over
                                                    1 Month   1 to 6                     1 Month   1 to 6
                                         Open (1)   or Less   Months   Total  Open (1)   or Less   Months   Total
                                         --------   -------   ------   ------ --------   -------   ------   ------
                                                                 (In millions)
Cash collateral liability by loaned
 security type:
U.S. government and agency.............. $   158    $   66    $  149   $  373  $   43    $   64    $  136   $  243
All other securities....................      --        --        --       --      --        43        --       43
                                         -------    ------     ------  ------  ------    ------     ------  ------
 Total.................................. $   158    $   66    $  149   $  373  $   43    $  107    $  136   $  286
                                         =======    ======     ======  ======  ======    ======     ======  ======

-----------
(1) The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

   If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2017 was $155 million, all of which were U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

   The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including U.S. government and agency securities, agency RMBS, ABS) short-term investments and cash equivalents with 66% invested in cash equivalents, U.S. government and agency securities, agency RMBS, short-term investments, or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes except mortgage loans, which are presented at carrying value, at:

                                                                   December 31,
                                                             -------------------------
                                                                 2017            2016
                                                             ------------    ------------
                                                                   (In millions)
Invested assets on deposit (regulatory deposits)............ $      1,445    $      1,288
Invested assets held in trust (reinsurance agreements)......          329              --
Invested assets pledged as collateral (1)...................          730             715
                                                             ------------    ------------
 Total invested assets on deposit and pledged as collateral. $      2,504    $      2,003
                                                             ============    ============

-----------
(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2), and derivative transactions (see Note 6).

    See "-- Securities Lending" for information regarding securities on loan.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


Collectively Significant Equity Method Investments

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $273 million at December 31, 2017. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $95 million at December 31, 2017. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for two of the three most recent annual periods: 2017 and 2016. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for the years ended
December 31, 2017, 2016 and 2015. Aggregate total assets of these entities totaled $119.9 billion and $113.8 billion at December 31, 2017 and 2016, respectively. Aggregate total liabilities of these entities totaled
$11.1 billion and $8.4 billion at December 31, 2017 and 2016, respectively. Aggregate net income (loss) of these entities totaled $11.4 billion, $7.4 billion and $10.0 billion for the years ended December 31, 2017, 2016 and 2015, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

   The Company has invested in legal entities that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, would be deemed the primary beneficiary or consolidator of the entity. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

     There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at both December 31, 2017 and 2016.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


  Unconsolidated VIEs

     The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                        December 31,
                                     ---------------------------------------------------
                                               2017                      2016
                                     ------------------------- -------------------------
                                                    Maximum                   Maximum
                                       Carrying    Exposure      Carrying    Exposure
                                        Amount    to Loss (1)     Amount    to Loss (1)
                                     ------------ ------------ ------------ ------------
                                                        (In millions)
Fixed maturity securities AFS:
  Structured Securities (2)......... $      1,136 $      1,136 $      1,198 $      1,198
  U.S. and foreign corporate........          105          105           42           42
Other limited partnership interests.          192          282          181          289
Real estate joint ventures..........           63           63           --           --
Other invested assets...............            1            1            1            1
                                     ------------ ------------ ------------ ------------
  Total............................. $      1,497 $      1,587 $      1,422 $      1,530
                                     ============ ============ ============ ============

-----------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of less than $1 million at both December 31, 2017 and 2016. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during each of the years ended December 31, 2017, 2016 and 2015.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


Net Investment Income

    The components of net investment income were as follows:

                                                          Years Ended December 31,
                                                   --------------------------------------
                                                       2017            2016            2015
                                                   ------------    ------------    ------------
                                                               (In millions)
Investment income:
Fixed maturity securities......................... $        365    $        349    $        344
Equity securities.................................            2               2               3
Mortgage loans....................................           41              47              60
Policy loans......................................           86              87              91
Real estate and real estate joint ventures........            3               3              13
Other limited partnership interests...............           29              15              12
Cash, cash equivalents and short-term investments.            2               1              --
Other.............................................            4               2               1
                                                   ------------    ------------    ------------
 Subtotal.........................................          532             506             524
Less: Investment expenses.........................           16              17              17
                                                   ------------    ------------    ------------
 Net investment income............................ $        516    $        489    $        507
                                                   ============    ============    ============

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

     The components of net investment gains (losses) were as follows:

                                                                                Years Ended December 31,
                                                                        ----------------------------------------
                                                                            2017            2016            2015
                                                                        ------------    ------------    ------------
                                                                                      (In millions)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized -- by sector and industry:
U.S. and foreign corporate securities -- by industry:
Industrial............................................................. $         --    $         (3)   $         --
                                                                        ------------    ------------    ------------
  Total U.S. and foreign corporate securities..........................           --              (3)             --
RMBS...................................................................           --              --              (1)
State and political subdivision........................................           (1)             --              (1)
                                                                        ------------    ------------    ------------
  OTTI losses on fixed maturity securities recognized in earnings......           (1)             (3)             (2)
Fixed maturity securities -- net gains (losses) on sales and disposals.           (2)             --               1
                                                                        ------------    ------------    ------------
  Total gains (losses) on fixed maturity securities....................           (3)             (3)             (1)
Total gains (losses) on equity securities:
Total OTTI losses recognized -- by sector:
Common stock...........................................................           --              (3)             (3)
                                                                        ------------    ------------    ------------
  OTTI losses on equity securities recognized in earnings..............           --              (3)             (3)
Equity securities -- net gains (losses) on sales and disposals.........           --              (2)             (1)
                                                                        ------------    ------------    ------------
  Total gains (losses) on equity securities............................           --              (5)             (4)
                                                                        ------------    ------------    ------------
Mortgage loans.........................................................           (1)             --              (1)
Real estate and real estate joint ventures.............................           --              --              10
Other limited partnership interests....................................           (4)             --               1
Other..................................................................           (2)             (2)            (13)
                                                                        ------------    ------------    ------------
  Total net investment gains (losses).................................. $        (10)   $        (10)   $         (8)
                                                                        ============    ============    ============

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($5) million, ($7) million and ($30) million for the years ended December 31, 2017, 2016 and 2015, respectively.

  Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

     Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below.

                                                        Years Ended December 31,
                                 ---------------------------------------------------------------------
                                    2017        2016        2015        2017       2016        2015
                                 ----------  ----------  ----------  ---------- ----------  ----------
                                      Fixed Maturity Securities              Equity Securities
                                 ----------------------------------  ---------------------------------
                                                             (In millions)
Proceeds........................ $    1,803  $    1,604  $    1,853  $        3 $        6  $        5
                                 ==========  ==========  ==========  ========== ==========  ==========
Gross investment gains.......... $       13  $       31  $       25  $       -- $       --  $        1
Gross investment losses.........        (15)        (31)        (24)         --         (2)         (2)
OTTI losses.....................         (1)         (3)         (2)         --         (3)         (3)
                                 ----------  ----------  ----------  ---------- ----------  ----------
  Net investment gains (losses). $       (3) $       (3) $       (1) $       -- $       (5) $       (4)
                                 ==========  ==========  ==========  ========== ==========  ==========

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Investments (continued)


  Credit Loss Rollforward

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                                   Years Ended December 31,
                                                                                                  --------------------------
                                                                                                      2017          2016
                                                                                                  ------------  ------------
                                                                                                        (In millions)
Balance at January 1,............................................................................ $          4  $          4
Reductions:
  Sales (maturities, pay downs or prepayments) of securities previously impaired as credit loss
   OTTI..........................................................................................           (1)           --
                                                                                                  ------------  ------------
Balance at December 31,.......................................................................... $          3  $          4
                                                                                                  ============  ============

  Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                          Years Ended December 31,
                                                                     -----------------------------------
                                                                        2017        2016        2015
                                                                     ----------- ----------- -----------
                                                                                (In millions)
Estimated fair value of invested assets transferred to affiliates...  $       --  $       97  $       --
Amortized cost of invested assets transferred to affiliates.........  $       --  $       85  $       --
Net investment gains (losses) recognized on transfers...............  $       --  $       12  $       --
Estimated fair value of invested assets transferred from affiliates.  $      341  $      102  $       --

   The unpaid principal balance of affiliated loans to MetLife, Inc. held by the Company totals $100 million, bear interest at the following fixed rates, payable semiannually, and are due as follows: $87 million at 5.64% due July 15, 2021 and $13 million at 5.86% due December 16, 2021. The carrying value of these affiliated loans totaled $103 million at both December 31, 2017 and 2016, and are included in other invested assets. Net investment income from these affiliated loans was $5 million for each of the years ended December 31, 2017, 2016 and 2015.

   In August 2015, an affiliated loan with a carrying value of $75 million was repaid in cash prior to maturity. This affiliated loan was secured by interests in real estate subsidiaries, which owned operating real estate with an estimated fair value in excess of the affiliated loan. Net investment income from this affiliated loan was $4 million for the year ended December 31, 2015. In addition, mortgage loan prepayment income earned from the repayment prior to maturity in August 2015 described above was $18 million for the year ended December 31, 2015.

   The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $11 million, $13 million and $11 million for the years ended December 31, 2017, 2016 and 2015, respectively.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliate.

6. Derivatives

Accounting for Derivatives

   See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

Derivative Strategies

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)


   Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

  Interest Rate Derivatives

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value and nonqualifying hedging relationships.

  Foreign Currency Exchange Rate Derivatives

     The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

  Credit Derivatives

     The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

     The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  Equity Derivatives

     To a lesser extent, the Company uses equity index options in nonqualifying hedging relationships.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)


Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                         December 31,
                                                                  --------------------------------------------------------------
                                                                              2017                             2016
                                                                  -------------------------------- -----------------------------
                                                                              Estimated Fair Value           Estimated Fair Value
                                                                            ----------------------           -------------------
                                                                   Gross                            Gross
                                                                  Notional                         Notional
                                 Primary Underlying Risk Exposure  Amount   Assets   Liabilities    Amount   Assets   Liabilities
                                 -------------------------------- --------- ------   -----------   --------- -------  -----------
                                                                                        (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps.............      Interest rate.............. $       7 $   --     $   --      $      12 $    --    $    --
Foreign currency swaps..........      Foreign currency
                                       exchange rate.............         9     --         --             --      --         --
                                                                  ---------  ------    ------      --------- -------    -------
 Subtotal.......................................................         16     --         --             12      --         --
                                                                  ---------  ------    ------      --------- -------    -------
Cash flow hedges:
Foreign currency swaps..........      Foreign currency
                                       exchange rate.............       593     13         24            352      34          3
                                                                  ---------  ------    ------      --------- -------    -------
 Total qualifying hedges........................................        609     13         24            364      34          3
                                                                  ---------  ------    ------      --------- -------    -------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps.............      Interest rate..............       300     36          7            310      44          6
Foreign currency swaps..........      Foreign currency
                                       exchange rate.............       167     11          8            150      19         --
Foreign currency forwards.......      Foreign currency
                                       exchange rate.............       628     --         13            679       1          8
Credit default swaps --               Credit.....................
 purchased......................                                          5     --         --              5       1         --
Credit default swaps -- written.      Credit.....................       193      5         --            193       3         --
Equity index options............      Equity market..............        12     --         --             35      --         --
                                                                  ---------  ------    ------      --------- -------    -------
 Total non-designated or nonqualifying derivatives..............      1,305     52         28          1,372      68         14
                                                                  ---------  ------    ------      --------- -------    -------
 Total..........................................................  $   1,914 $   65     $   52      $   1,736 $   102    $    17
                                                                  =========  ======    ======      ========= =======    =======

   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2017 and 2016. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

   The components of net derivative gains (losses) were as follows:

                                                              Years Ended December 31,
                                                         -----------------------------------
                                                             2017        2016        2015
                                                         -----------  ----------  ----------
                                                                    (In millions)
Freestanding derivatives and hedging gains (losses) (1). $       (54) $      (11) $      139
Embedded derivatives gains (losses).....................         (55)        (19)         80
                                                         -----------  ----------  ----------
 Total net derivative gains (losses).................... $      (109) $      (30) $      219
                                                         ===========  ==========  ==========

-----------

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)


(1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

   The Company recognized net investment income from settlement payments related to qualifying hedges of $5 million, $4 million and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively.

   The Company recognized net derivative gains (losses) from settlement payments related to nonqualifying hedges of $11 million, $12 million and $11 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or not qualifying as hedging instruments:

                                                                       Net
                                                                    Derivative
                                                                  Gains (Losses)
                                                                  --------------
                                                                  (In millions)
Year Ended December 31, 2017
Interest rate derivatives........................................  $         (8)
Foreign currency exchange rate derivatives.......................           (60)
Credit derivatives -- written....................................             2
                                                                   ------------
  Total..........................................................  $        (66)
                                                                   ============
Year Ended December 31, 2016
Interest rate derivatives........................................  $         (9)
Foreign currency exchange rate derivatives.......................           (10)
Credit derivatives -- written....................................             1
                                                                   ------------
  Total..........................................................  $        (18)
                                                                   ============
Year Ended December 31, 2015
Interest rate derivatives........................................  $         (7)
Foreign currency exchange rate derivatives.......................           141
Credit derivatives -- written....................................            (2)
                                                                   ------------
  Total..........................................................  $        132
                                                                   ============

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets to floating rate assets; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets.

   The amounts recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges were less than $1 million for both the years ended December 31, 2017 and 2016. The amount recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges was ($1) million for the year ended December 31, 2015. Changes in the estimated fair value of the derivatives were less than ($1) million, less than $1 million and less than ($1) million for the years ended December 31, 2017, 2016 and 2015, respectively. Changes in the estimated fair value of the hedged items were less than $1 million for both the years ended December 31, 2017 and 2016. Change in the estimated fair value of the hedged items was ($1) million for the year ended December 31, 2015.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets, as cash flow hedges, when they have met the requirements of cash flow hedging.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)


   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into net derivative gains (losses). For both the years ended December 31, 2017 and 2016, there were no amounts reclassified into net derivative gains (losses) related to discontinued cash flow hedges. For the year ended December 31, 2015, the amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges were not significant.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31, 2017, 2016 and 2015.

   At December 31, 2017 and 2016, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was ($12) million and $28 million, respectively.

   For the years ended December 31, 2017, 2016 and 2015, there were ($42) million, $7 million and $18 million of gains (losses) deferred in AOCI related to foreign currency swaps, respectively. For the year ended December 31, 2017, the amount reclassified to net derivative gains (losses) related to foreign currency swaps was ($2) million. For the years ended December 31, 2016 and 2015, the amounts reclassified to net derivative gains (losses) related to foreign currency swaps were not significant. For the years ended December 31, 2017, 2016 and 2015, there were no amounts reclassified to net investment income related to foreign currency swaps and the amount of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2017, the Company expected to reclassify ($1) million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $193 million at both December 31, 2017 and 2016. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At
December 31, 2017 and 2016, the Company would have received $5 million and $3 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                     December 31,
                                    -------------------------------------------------------------------------------
                                                     2017                                    2016
                                    --------------------------------------- ---------------------------------------
                                                  Maximum                                 Maximum
                                    Estimated    Amount of                  Estimated    Amount of
                                    Fair Value     Future       Weighted    Fair Value     Future       Weighted
Rating Agency Designation of        of Credit  Payments under    Average    of Credit  Payments under    Average
Referenced                           Default   Credit Default   Years to     Default   Credit Default   Years to
Credit Obligations (1)                Swaps        Swaps       Maturity (2)   Swaps        Swaps       Maturity (2)
----------------------------------  ---------- -------------- ------------- ---------- -------------- -------------
                                                                 (Dollars in millions)
Baa
Credit default swaps referencing
 indices...........................  $      5   $       193           5.0    $      3    $       193          5.0

-----------

(1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), Standard & Poor's Global Ratings ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)


(2) The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

   The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

   See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                               December 31,
                                                             ------------------------------------------------
                                                                       2017                        2016
                                                             -----------------------     -----------------------
Derivatives Subject to a Master Netting Arrangement or a
Similar Arrangement                                            Assets       Liabilities    Assets       Liabilities
------------------------------------------------------------ ----------    ------------  ----------    ------------
                                                                               (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)........................................... $       62     $       51   $      100     $       16
OTC-cleared (1), (5)........................................          5             --            4             --
                                                             ----------     ----------   ----------     ----------
 Total gross estimated fair value of derivatives (1)........         67             51          104             16
Amounts offset on the consolidated balance sheets...........         --             --           --             --
                                                             ----------     ----------   ----------     ----------
 Estimated fair value of derivatives presented on the
   consolidated balance sheets (1), (5).....................         67             51          104             16
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral...............................................        (22)           (22)          (7)            (7)
OTC-cleared.................................................         --             --           --             --
Cash collateral: (3)
OTC-bilateral...............................................        (40)            --          (85)            --
OTC-cleared.................................................         (5)            --           (4)            --
Securities collateral: (4)
OTC-bilateral...............................................         --            (21)          (5)            (5)
OTC-cleared.................................................         --             --           --             --
                                                             ----------     ----------   ----------     ----------
 Net amount after application of master netting agreements
   and collateral........................................... $       --     $        8   $        3     $        4
                                                             ==========     ==========   ==========     ==========

-----------
(1) At both December 31, 2017 and 2016, derivative assets included income or (expense) accruals reported in accrued investment income or in other liabilities of $2 million. At both December 31, 2017 and 2016, derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($1) million.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)


(2) Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3) Cash collateral received is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2017 and 2016, the Company received excess cash collateral of $2 million and $6 million, respectively, which is not included in the table above due to the foregoing limitation. At both December 31, 2017 and 2016, the Company did not provide any excess cash collateral.

(4) Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2017, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At
    December 31, 2017 and 2016, the Company received excess securities collateral with an estimated fair value of $5 million and $8 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2017 and 2016, the Company provided excess securities collateral with an estimated fair value of $3 million and $0, respectively, for its OTC-bilateral derivatives. At both December 31, 2017 and 2016, the Company provided excess securities collateral with an estimated fair value of $5 million, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

(5) Effective January 3, 2017, the CME amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. See Note 1 for further information on the CME amendments.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the estimated fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of General American and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both General American and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Derivatives (continued)


   The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that General American would be required to provide if there was a one-notch downgrade in its financial strength rating at the reporting date or if its financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                                                         December 31,
                                                                                                  --------------------------
                                                                                                      2017          2016
                                                                                                  ------------- ------------
                                                                                                        (In millions)
Estimated Fair Value of Derivatives in a Net Liability Position (1).............................. $          29 $          9
Estimated Fair Value of Collateral Provided:
Fixed maturity securities........................................................................ $          24 $          5
Cash............................................................................................. $          -- $         --
Estimated Fair Value of Incremental Collateral Provided Upon:
One-notch downgrade in financial strength rating................................................. $          -- $         --
Downgrade in financial strength rating to a level that triggers full overnight collateralization
 or termination of the derivative position....................................................... $           5 $          4

-----------
(1) After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts are funds withheld on ceded reinsurance.

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                        December 31,
                                                                                 -------------------------
                                                         Balance Sheet Location      2017            2016
                                                       ------------------------  ------------    ------------
                                                                                       (In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance...................    Other liabilities      $         25    $        (30)

   The following table presents changes in estimated fair value related to embedded derivatives:

                                           Years Ended December 31,
                                    ---------------------------------------
                                        2017          2016         2015
                                    ------------- ------------- -----------
                                                 (In millions)
     Net derivative gains (losses). $        (55) $        (19) $        80

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


7. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below at:

                                                                          December 31, 2017
                                                          --------------------------------------------------
                                                                  Fair Value Hierarchy
                                                          ------------------------------------
                                                                                                  Total
                                                                                                Estimated
                                                            Level 1     Level 2      Level 3    Fair Value
                                                          ----------- ------------ ----------- -------------
                                                                            (In millions)
Assets
Fixed maturity securities:
U.S. corporate........................................... $        -- $      2,907 $       238 $       3,145
Foreign corporate........................................          --        1,335         318         1,653
Foreign government.......................................          --        1,248          43         1,291
U.S. government and agency...............................         728          283          --         1,011
RMBS.....................................................          --          580          89           669
CMBS.....................................................          --          287           5           292
ABS......................................................          --          161          14           175
State and political subdivision..........................          --          120          --           120
                                                          ----------- ------------ ----------- -------------
  Total fixed maturity securities........................         728        6,921         707         8,356
                                                          ----------- ------------ ----------- -------------
Equity securities........................................          16           35          --            51
Short-term investments...................................          53           13           5            71
Derivative assets: (1)
Interest rate............................................          --           36          --            36
Foreign currency exchange rate...........................          --           24          --            24
Credit...................................................          --            5          --             5
                                                          ----------- ------------ ----------- -------------
  Total derivative assets................................          --           65          --            65
                                                          ----------- ------------ ----------- -------------
Separate account assets (2)..............................          94        1,734          --         1,828
                                                          ----------- ------------ ----------- -------------
  Total assets........................................... $       891 $      8,768 $       712 $      10,371
                                                          =========== ============ =========== =============
Liabilities
Derivative liabilities: (1)
Interest rate............................................ $        -- $          7 $        -- $           7
Foreign currency exchange rate...........................          --           45          --            45
                                                          ----------- ------------ ----------- -------------
  Total derivative liabilities...........................          --           52          --            52
                                                          ----------- ------------ ----------- -------------
Embedded derivatives within liability host contracts (3).          --           --          25            25
                                                          ----------- ------------ ----------- -------------
  Total liabilities...................................... $        -- $         52 $        25 $          77
                                                          =========== ============ =========== =============

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


                                                                            December 31, 2016
                                                          ----------------------------------------------------
                                                                   Fair Value Hierarchy
                                                          --------------------------------------
                                                                                                             Total
                                                                                                           Estimated
                                                            Level 1         Level 2          Level 3       Fair Value
                                                          ------------    ------------    ------------    ------------
                                                                              (In millions)
Assets
Fixed maturity securities:
U.S. corporate........................................... $         --    $      2,940    $        182    $      3,122
Foreign corporate........................................           --           1,162             203           1,365
Foreign government.......................................           --           1,171              38           1,209
U.S. government and agency...............................          523             259              --             782
RMBS.....................................................           --             600              94             694
CMBS.....................................................           --             319               5             324
ABS......................................................           --             168              12             180
State and political subdivision..........................           --             132              --             132
                                                          ------------    ------------    ------------    ------------
  Total fixed maturity securities........................          523           6,751             534           7,808
                                                          ------------    ------------    ------------    ------------
Equity securities........................................           18              35              --              53
Short-term investments...................................           61             108              --             169
Derivative assets: (1)
Interest rate............................................           --              44              --              44
Foreign currency exchange rate...........................           --              54              --              54
Credit...................................................           --               4              --               4
                                                          ------------    ------------    ------------    ------------
  Total derivative assets................................           --             102              --             102
                                                          ------------    ------------    ------------    ------------
Separate account assets (2)..............................           23             801              --             824
                                                          ------------    ------------    ------------    ------------
  Total assets........................................... $        625    $      7,797    $        534    $      8,956
                                                          ============    ============    ============    ============
Liabilities
Derivative liabilities: (1)
Interest rate............................................ $         --    $          6    $         --    $          6
Foreign currency exchange rate...........................           --              11              --              11
                                                          ------------    ------------    ------------    ------------
  Total derivative liabilities...........................           --              17              --              17
                                                          ------------    ------------    ------------    ------------
Embedded derivatives within liability host contracts (3).           --              --             (30)            (30)
                                                          ------------    ------------    ------------    ------------
  Total liabilities...................................... $         --    $         17    $        (30)   $        (13)
                                                          ============    ============    ============    ============

-----------
(1) Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.

(2) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3) Embedded derivatives within liability host contracts are presented within other liabilities on the consolidated balance sheets.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


   The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

  Investments

   Valuation Controls and Procedures

      On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third-party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

      The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities at December 31, 2017.

      The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

   Securities and Short-term Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


      The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                                 Level 2                                            Level 3
Instrument                  Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Fixed maturity securities
-----------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market
            income approaches.                                 approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . illiquidity premium
            . benchmark yields; spreads off benchmark yields;  . delta spread adjustments to reflect specific
              new issuances; issuer rating                       credit-related issues
            . trades of identical or comparable securities;
              duration                                         . credit spreads
            . Privately-placed securities are valued using     . quoted prices in markets that are not active
              the additional key inputs:                         for identical or similar securities that are
             . market yield curve; call provisions               less liquid and based on lower levels of
             . observable prices and spreads for similar         trading activity than securities classified in
               public or private securities that incorporate     Level 2
               the credit quality and industry sector of the   . independent non-binding broker quotations
               issuer
             . delta spread adjustments to reflect specific
               credit-related issues
-----------------------------------------------------------------------------------------------------------------
 Foreign government, U.S. government and agency and State and political subdivision securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market       Valuation Approaches: Principally the market
            approach.                                          approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . independent non-binding broker quotations
            . benchmark U.S. Treasury yield or other yields    . quoted prices in markets that are not active
                                                                 for identical or similar securities that are
            . the spread off the U.S. Treasury yield curve       less liquid and based on lower levels of
              for the identical security                         trading activity than securities classified in
            . issuer ratings and issuer spreads;                 Level 2
              broker-dealer quotes                             . credit spreads
            . comparable securities that are actively traded
-----------------------------------------------------------------------------------------------------------------
 Structured Securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market and   Valuation Approaches: Principally the market and
            income approaches.                                 income approaches.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . credit spreads
            . spreads for actively traded securities; spreads  . quoted prices in markets that are not active
              off benchmark yields                               for identical or similar securities that are
            . expected prepayment speeds and volumes             less liquid and based on lower levels of
            . current and forecasted loss severity; ratings;     trading activity than securities classified in
              geographic region                                  Level 2
            . weighted average coupon and weighted average     . independent non-binding broker quotations
              maturity
            . average delinquency rates; debt-service
              coverage ratios
            . issuance-specific information, including, but
              not limited to:
             . collateral type; structure of the security;
               vintage of the loans
             . payment terms of the underlying assets
             . payment priority within the tranche; deal
               performance
-----------------------------------------------------------------------------------------------------------------
Equity securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the market
            approach.                                          . N/A
            Key Input:
            . quoted prices in markets that are not
              considered active
-----------------------------------------------------------------------------------------------------------------
Short-term investments
-----------------------------------------------------------------------------------------------------------------
            . Short-term investments are of a similar nature   . Short-term investments are of a similar nature
              and class to the fixed maturity and equity         and class to the fixed maturity securities
              securities described above; accordingly, the       described above; accordingly, the valuation
              valuation techniques and observable inputs used    techniques and unobservable inputs used in
              in their valuation are also similar to those       their valuation are also similar to those
              described above.                                   described above.
-----------------------------------------------------------------------------------------------------------------
Separate account assets (1)
-----------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------
            Key Input:                                         .  N/A
            . quoted prices or reported net asset value
              provided by the fund managers

-----------

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

    (1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

     The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Freestanding Derivatives Valuation Approaches and Key Inputs:

      Level 2 includes all types of derivatives utilized by the Company.

      Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques. Key inputs are as follows:

                                                                                    Foreign Currency
             Instrument                            Interest Rate                      Exchange Rate                Credit
---------------------------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 by            . swap yield curves                    . swap yield curves            . swap yield curves
 instrument type                       . basis curves                         . basis curves                 . credit curves
                                                                              . currency spot rates          . recovery rates
                                                                              . cross currency basis curves

  Embedded Derivatives

     Embedded derivatives are included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Liability Host Contracts

     Level 3 Valuation Approaches and Key Inputs:

       Embedded derivatives within funds withheld on ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

   Transfers between Levels 1 and 2:

      There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at both December 31, 2017 and 2016.

   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                            December 31, 2017                     December 31, 2016
                                                        --------------------------            -------------------------

                                     Significant                               Weighted                              Weighted
            Valuation Techniques  Unobservable Inputs       Range             Average (1)         Range             Average (1)
            -------------------- ---------------------- -------------         ------------    -------------         -----------

 Fixed
 maturity
 securities
 (3)

 U.S.
 corporate
 and
 foreign
 corporate. . Matrix pricing      . Offered quotes (4)   93      -    124         108          94      -    126         106
            . Market pricing      . Quoted prices (4)    65      -    374         184           6      -    305         195
            ------------------------------------------------------------------------------------------------------------------
            . Consensus pricing   . Offered quotes (4)                                         117     -    117         117
 Foreign
 government
            . Market pricing      . Quoted prices (4)    106     -    131         131
            ------------------------------------------------------------------------------------------------------------------
RMBS....... . Market pricing      . Quoted prices (4)    70      -    101          95          61      -    137         91
            ------------------------------------------------------------------------------------------------------------------
ABS........ . Market pricing      . Quoted prices (4)    90      -    103          98          99      -    100         99
            ------------------------------------------------------------------------------------------------------------------

               Impact of
            Increase in Input
              on Estimated
             Fair Value (2)
            -----------------

 Fixed
 maturity
 securities
 (3)

 U.S.
 corporate
 and
 foreign
 corporate.    Increase
               Increase

               Increase
 Foreign
 government
               Increase

RMBS.......    Increase (5)

ABS........    Increase (5)

-----------

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)

(1) The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2) The impact of a decrease in input would have the opposite impact on estimated fair value.

(3) Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

     The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including embedded derivatives within funds withheld on ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


     The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                            Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ----------------------------------------------------------------------------
                                                     Fixed Maturity Securities
                                         ------------------------------------------------
                                                                                   State and
                                                         Foreign      Structured   Political    Short-term     Net Embedded
                                         Corporate (1)  Government    Securities  Subdivision   Investments   Derivatives (2)
                                         -------------  ----------    ----------  -----------   -----------   ---------------
                                                                         (In millions)
Balance, January 1, 2016................  $       285   $      147    $      100  $        2    $        2      $       50
Total realized/unrealized gains
 (losses) included in net income
 (loss) (3) (4).........................            2           --             3          --            --             (20)
Total realized/unrealized gains
 (losses) included in AOCI..............            7           --             1          --            --              --
Purchases (5)...........................          106           --            29          --            --              --
Sales (5)...............................          (10)          --           (14)         --            --              --
Issuances (5)...........................           --           --            --          --            --              --
Settlements (5).........................           --           --            --          --            --              --
Transfers into Level 3 (6)..............           25           --            --          --            --              --
Transfers out of Level 3 (6)............          (30)        (109)           (8)         (2)           (2)             --
                                          -----------   ----------    ----------  ----------    ----------      ----------
Balance, December 31, 2016..............          385           38           111          --            --              30
Total realized/unrealized gains
 (losses) included in net income
 (loss) (3) (4).........................            2           (1)            2          --            --             (55)
Total realized/unrealized gains
 (losses) included in AOCI..............           89            5             4          --            --              --
Purchases (5)...........................          211            1            23          --             5              --
Sales (5)...............................          (76)          --           (29)         --            --              --
Issuances (5)...........................           --           --            --          --            --              --
Settlements (5).........................           --           --            --          --            --              --
Transfers into Level 3 (6)..............            2           --             3          --            --              --
Transfers out of Level 3 (6)............          (57)          --            (6)         --            --              --
                                          -----------   ----------    ----------  ----------    ----------      ----------
Balance, December 31, 2017..............  $       556   $       43    $      108  $       --    $        5      $      (25)
                                          ===========   ==========    ==========  ==========    ==========      ==========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2015 (7)...............................  $         1   $        1    $        3  $       --    $       --      $       80
                                          ===========   ==========    ==========  ==========    ==========      ==========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2016: (7)..............................  $         2   $       --    $        2  $       --    $       --      $      (19)
                                          ===========   ==========    ==========  ==========    ==========      ==========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2017: (7)..............................  $         2   $       --    $        2  $       --    $       --      $      (55)
                                          ===========   ==========    ==========  ==========    ==========      ==========
Gains (Losses) Data for the year ended
 December 31, 2015:
Total realized/unrealized gains
 (losses) included in net income
 (loss) (3) (4).........................  $         3   $        1    $        3  $       --    $       --      $       80
Total realized/unrealized gains
 (losses) included in AOCI..............  $       (10)  $        9    $       (2) $       --    $       --      $       --

-----------
(1) Comprised of U.S. and foreign corporate securities.

(2) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(3) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income
    (loss) for net embedded derivatives are reported in net derivative gains (losses).

(4) Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


(5) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(6) Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(7) Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                               December 31, 2017
                                             ------------------------------------------------------
                                                                 Fair Value Hierarchy
                                                           --------------------------------      Total
                                              Carrying                                         Estimated
                                               Value        Level 1       Level 2    Level 3   Fair Value
                                             ----------    ----------    ---------- ---------- ----------
                                                                 (In millions)
Assets
Mortgage loans.............................. $      980    $       --    $       -- $    1,033 $    1,033
Policy loans................................ $    1,664    $       --    $       44 $    2,133 $    2,177
Other invested assets....................... $      103    $       --    $      110 $       -- $      110
Premiums, reinsurance and other receivables. $      331    $       --    $        4 $      337 $      341
Liabilities
Policyholder account balances............... $    1,713    $       --    $       -- $    1,883 $    1,883
Long-term debt.............................. $      104    $       --    $      130 $       -- $      130
Other liabilities........................... $       26    $       --    $       26 $       -- $       26
Separate account liabilities................ $       61    $       --    $       61 $       -- $       61

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


                                                               December 31, 2016
                                             ------------------------------------------------------
                                                                 Fair Value Hierarchy
                                                           --------------------------------
                                                                                                    Total
                                              Carrying                                            Estimated
                                               Value        Level 1       Level 2       Level 3   Fair Value
                                             ----------    ----------    ----------    ---------- ----------
                                                                 (In millions)
Assets
Mortgage loans.............................. $      857    $       --    $       --    $      870 $      870
Policy loans................................ $    1,680    $       --    $       45    $    2,090 $    2,135
Other invested assets....................... $      103    $       --    $      110    $       -- $      110
Premiums, reinsurance and other receivables. $      353    $       --    $       28    $      329 $      357
Liabilities
Policyholder account balances............... $    1,718    $       --    $       --    $    1,891 $    1,891
Long-term debt.............................. $      104    $       --    $      126    $       -- $      126
Other liabilities........................... $        4    $       --    $        4    $       -- $        4
Separate account liabilities................ $       56    $       --    $       56    $       -- $       56

   The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

     The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

  Policy Loans

     Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Invested Assets

     These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements and amounts receivable for securities sold but not yet settled.

     Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts due for securities sold, classified within Level 2, are generally received over short periods such that the estimated fair value approximates carrying value.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Fair Value (continued)


  Policyholder Account Balances

     These policyholder account balances include investment contracts which primarily include certain funding agreements, fixed deferred annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

     The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations of instruments are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

  Other Liabilities

     Other liabilities consist primarily of interest payable and amounts due for securities purchased but not yet settled. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

  Separate Account Liabilities

     Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

     Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

8. Long-term Debt

   The Company's long-term debt outstanding is comprised of a surplus note due in January 2024, which bears interest at a fixed rate of 7.63%. The outstanding balance of the surplus note was $104 million at both December 31, 2017 and 2016.

   Payments of interest and principal on the Company's surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

   Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2017, 2016 and 2015.

Letters of Credit

   The Company had access to credit facilities from various banks indirectly through letters of credit available to MetLife, Inc. for the benefit of the Company and certain other affiliates of MetLife, Inc. These facilities were used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees associated with letters of credit were $3 million, $2 million and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively, and were included in other expenses. At December 31, 2017, the Company had $25 million in letters of credit outstanding.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)



9. Equity

Statutory Equity and Income

   The state of domicile of General American imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratio for General American was in excess of 500% for all periods presented.

   General American prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Missouri Department of Insurance. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

   The tables below present amounts from General American, which are derived from the statutory-basis financial statements as filed with the Missouri Department of Insurance.

   Statutory net income (loss) was as follows:

                                                          Years Ended December 31,
                                                     -----------------------------------
 Company                           State of Domicile    2017       2016         2015
--------------------------------- ------------------ ---------- --------    ------------
                                                                (In millions)
 General American Life Insurance
  Company........................      Missouri      $       90 $       (2)  $       204

   Statutory capital and surplus was as follows at:

                                                       December 31,
                                                  ----------------------
         Company                                    2017        2016
        ----------------------------------------- --------- ------------
                                                      (In millions)
         General American Life Insurance Company. $     988  $       923

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Equity (continued)


Dividend Restrictions

   The table below sets forth the dividends permitted to be paid by General American to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                                2018            2017         2016
                                          ----------------- ------------ -------------
                                          Permitted Without
 Company                                    Approval (1)        Paid         Paid
----------------------------------------- ----------------- ------------ -------------
                                                         (In millions)
 General American Life Insurance Company.  $            118 $          1 $          --

-----------

(1) Reflects dividend amounts that may be paid during 2018 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2017, some or all of such dividends may require regulatory approval.

   Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). General American will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                              Unrealized                             Foreign      Defined
                                           Investment Gains     Unrealized Gains    Currency      Benefit
                                           (Losses), Net of       (Losses) on      Translation     Plans
                                          Related Offsets (1)     Derivatives      Adjustments   Adjustment       Total
                                         --------------------  -----------------  ------------  ------------  ------------
                                                                           (In millions)
Balance at December 31, 2014............        $         496       $          1  $        (11) $         (9) $        477
OCI before reclassifications............                 (471)                18            (3)           --          (456)
Deferred income tax benefit (expense)...                  164                 (7)            3            --           160
                                         --------------------  -----------------  ------------  ------------  ------------
  AOCI before reclassifications, net of
   income tax...........................                  189                 12           (11)           (9)          181
Amounts reclassified from AOCI..........                   (2)                --            --             1            (1)
Deferred income tax benefit (expense)...                    1                 --            --            --             1
                                         --------------------  -----------------  ------------  ------------  ------------
  Amounts reclassified from AOCI, net
   of income tax........................                   (1)                --            --             1            --
                                         --------------------  -----------------  ------------  ------------  ------------
Balance at December 31, 2015............                  188                 12           (11)           (8)          181
OCI before reclassifications............                   79                  7            (2)           (1)           83
Deferred income tax benefit (expense)...                  (28)                (2)           --            --           (30)
                                         --------------------  -----------------  ------------  ------------  ------------
  AOCI before reclassifications, net of
   income tax...........................                  239                 17           (13)           (9)          234
Amounts reclassified from AOCI..........                    8                 --            --             1             9
Deferred income tax benefit (expense)...                   (2)                --            --            --            (2)
                                         --------------------  -----------------  ------------  ------------  ------------
  Amounts reclassified from AOCI, net
   of income tax........................                    6                 --            --             1             7
                                         --------------------  -----------------  ------------  ------------  ------------
Balance at December 31, 2016............                  245                 17           (13)           (8)          241
OCI before reclassifications............                  245                (42)            2            (1)          204
Deferred income tax benefit (expense)...                  (81)                15            (1)            1           (66)
                                         --------------------  -----------------  ------------  ------------  ------------
  AOCI before reclassifications, net of
   income tax...........................                  409                (10)          (12)           (8)          379
Amounts reclassified from AOCI..........                    6                  2            --             1             9
Deferred income tax benefit (expense)...                   (2)                (1)           --            (1)           (4)
                                         --------------------  -----------------  ------------  ------------  ------------
  Amounts reclassified from AOCI, net
   of income tax........................                    4                  1            --            --             5
                                         --------------------  -----------------  ------------  ------------  ------------
Balance at December 31, 2017............        $         413       $         (9) $        (12) $         (8) $        384
                                         ====================  =================  ============  ============  ============

-------------
(1) See Note 5 for information on offsets to investments related to future policy benefits and DAC and VOBA.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Equity (continued)


   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                               Consolidated Statements of
 AOCI Components                                        Amounts Reclassified from AOCI             Operations Locations
--------------------------------------------------  -------------------------------------     ------------------------------
                                                           Years Ended December 31,
                                                    -------------------------------------
                                                        2017          2016          2015
                                                    -----------   -----------   -----------
                                                                (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)........... $        (7)  $        (7)  $         3   Net investment gains (losses)
Net unrealized investment gains (losses)...........           1            --            --   Net investment income
Net unrealized investment gains (losses)...........          --            (1)           (1)  Net derivative gains (losses)
                                                    -----------   -----------   -----------
 Net unrealized investment gains (losses), before
  income tax.......................................          (6)           (8)            2
Income tax (expense) benefit.......................           2             2            (1)
                                                    -----------   -----------   -----------
 Net unrealized investment gains (losses), net of
  income tax.......................................          (4)           (6)            1
                                                    -----------   -----------   -----------
Unrealized gains (losses) on derivatives - cash
 flow hedges:
Foreign currency swaps.............................          (2)           --            --   Net derivative gains (losses)
                                                    -----------   -----------   -----------
 Gains (losses) on cash flow hedges, before
  income tax.......................................          (2)           --            --
 Income tax (expense) benefit......................           1            --            --
                                                    -----------   -----------   -----------
 Gains (losses) on cash flow hedges, net of
  income tax.......................................          (1)           --            --
                                                    -----------   -----------   -----------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses).......          (1)           (1)           (1)
Amortization of prior service (costs) credit.......          --            --            --
                                                    -----------   -----------   -----------
 Amortization of defined benefit plan items,
  before income tax................................          (1)           (1)           (1)
Income tax (expense) benefit.......................           1            --            --
                                                    -----------   -----------   -----------
  Amortization of defined benefit plan items, net
   of income tax...................................          --            (1)           (1)
                                                    -----------   -----------   -----------
  Total reclassifications, net of income tax....... $        (5)  $        (7)  $        --
                                                    ===========   ===========   ===========

-----------
(1) These AOCI components are included in the computation of net periodic benefit costs.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)



10. Other Expenses

   Information on other expenses was as follows:

                                                               Years Ended December 31,
                                                          ----------------------------------
                                                             2017        2016        2015
                                                          ----------  ----------  ----------
                                                                     (In millions)
General and administrative expenses...................... $       19  $       10  $       27
Pension, postretirement and postemployment benefit costs.          3           3           3
Premium taxes, other taxes, and licenses & fees..........         15           4           6
Commissions and other variable expenses..................         87         164         175
Capitalization of DAC....................................        (81)       (128)       (143)
Amortization of DAC and VOBA.............................          1          81          76
Interest expense on debt.................................          9           9           9
                                                          ----------  ----------  ----------
 Total other expenses.................................... $       53  $      143  $      153
                                                          ==========  ==========  ==========

   Certain prior year amounts have been reclassified to conform to the current year presentation, which has been revised to align the expense categories with the Company's businesses. The reclassifications did not result in a change to total other expenses.

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Interest Expense on Debt

   See Note 8 for additional information on interest expense on debt.

Affiliated Expenses

   Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 4 and 13 for a discussion of affiliated expenses included in the table above.

11. Income Tax

   On December 22, 2017, President Trump signed into law U.S. Tax Reform. U.S. Tax Reform includes numerous changes in tax law, including a permanent reduction in the federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018, and a territorial international tax system which generally eliminates U.S. federal income tax on dividends received from foreign subsidiaries.

   The incremental financial statement impact related to U.S. Tax Reform was as follows:

                                                                                      U.S. Tax Reform
                                                                                    ------------------
                                                                                       (In millions)
Income (loss) before provision for income tax...................................... $               --
Provision for income tax expense (benefit):
Deferred tax revaluation...........................................................               (103)
                                                                                    ------------------
 Total provision for income tax expense (benefit)..................................               (103)
                                                                                    ------------------
Income (loss), net of income tax...................................................                103
Income tax (expense) benefit related to items of other comprehensive income (loss).                  5
                                                                                    ------------------
Increase to net equity from U.S. Tax Reform........................................ $              108
                                                                                    ==================

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Income Tax (continued)


   In accordance with SAB 118 issued by the U.S. Securities and Exchange Commission ("SEC") in December 2017, the Company has recorded provisional amounts for certain items for which the income tax accounting is not complete. For these items, the Company has recorded a reasonable estimate of the tax effects of U.S. Tax Reform. The estimates will be reported as provisional amounts during a measurement period, which will not exceed one year from the date of enactment of U.S. Tax Reform. The Company may reflect adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts.

   The following item is considered a provisional estimate due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis will be required to complete the accounting for this item:

   . Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded over the next few years. However, pursuant to the requirements of the Balanced Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of 6.6%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. The Company has recorded a less than $1 million tax charge included within the deferred tax revaluation.

   The provision for income tax was as follows:

                                                  Years Ended December 31,
                                            ------------------------------------
                                               2017        2016         2015
                                            ----------  ----------  ------------
                                                       (In millions)
Current:
Federal.................................... $      (21) $       18  $          7
Foreign....................................         --          --            20
                                            ----------  ----------  ------------
Subtotal...................................        (21)         18            27
                                            ----------  ----------  ------------
Deferred:
Federal....................................        (50)        (38)           76
                                            ----------  ----------  ------------
Provision for income tax expense (benefit). $      (71) $      (20) $        103
                                            ==========  ==========  ============

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                    Years Ended December 31,
                                             --------------------------------------
                                                 2017          2016         2015
                                             ------------  -----------  -----------
                                                          (In millions)
Tax provision at U.S. statutory rate........ $         44  $        (6) $       104
Tax effect of:..............................
Tax-exempt income...........................           (3)          (5)          --
Prior year tax..............................           (7)          (8)          --
U.S. Tax Reform impact......................         (103)          --           --
Dividend received deduction.................           (1)          (1)          (1)
Other, net..................................           (1)          --           --
                                             ------------  -----------  -----------
 Provision for income tax expense (benefit). $       (71)  $      (20)  $       103
                                             ============  ===========  ===========

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Income Tax (continued)


   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                       December 31,
                                                  ----------------------
                                                     2017        2016
                                                  ----------  ----------
                                                       (In millions)
       Deferred income tax assets:
       Tax credit carryforwards.................. $       26  $       55
       Policyholder liabilities and receivables..          8          45
       Employee benefits.........................          7          12
       Investments, including derivatives........         36          71
       Other.....................................          9          --
                                                  ----------  ----------
       Total deferred income tax assets..........         86         183
                                                  ----------  ----------
       Deferred income tax liabilities:
       Net unrealized investment gains...........        129         141
       DAC.......................................         85         131
       Intangibles...............................          9          17
       Other.....................................         --          11
                                                  ----------  ----------
       Total deferred income tax liabilities.....        223         300
                                                  ----------  ----------
       Net deferred income tax asset (liability). $     (137) $     (117)
                                                  ==========  ==========

   Tax credit carryforwards of $28 million at December 31, 2017 will expire beginning in 2022.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from affiliates included $26 million and $1 million for the years ended December 31, 2017 and 2016, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2007, except for 2006 where the IRS disallowance relates to policyholder liability deductions and the Company is engaged with IRS Appeals. Management believes it has established adequate tax liabilities and final resolution for the year 2006 is not expected to have a material impact on the Company's consolidated financial statements.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, federal tax legislation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   The Company had no unrecognized tax benefits for the year ended December 31, 2017. Unrecognized tax benefits were $7 million for both of the years ended December 31, 2016 and 2015. Unrecognized tax benefits, that if recognized, would impact the effective tax rate were $7 million for both of the years ended December 31, 2016 and 2015.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Income Tax (continued)


   Interest recognized on the consolidated statements of operations was ($2) million for the year ended December 31, 2017. The Company had no interest recognized on the consolidated statements of operations for both of the years ended December 31, 2016 and 2015. There was no interest included in other liabilities on the consolidated balance sheet at December 31, 2017. The Company had $2 million of interest included in other liabilities on the consolidated balance sheet at December 31, 2016.

   The Company had no penalties for the years ended December 31, 2017, 2016 and 2015.

   Prior to U.S. Tax Reform, the dividends received deduction ("DRD") related to variable life insurance and annuity contracts was generally based on a company specific percentage referred to as the company's share. The calculation of this amount was subject to significant dispute between taxpayers and the IRS. U.S. Tax Reform eliminated this dispute by fixing the calculation to a specific percentage subsequent to 2017.

   The Company recognized an income tax benefit of $1 million related to the separate account DRD for each of the years ended December 31, 2017, 2016 and 2015.

12. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

   Sales Practices Claims

      The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Regulatory authorities in a small number of states and the Financial Industry Regulatory Authority, and occasionally the SEC, have also conducted investigations or inquiries relating to sales of individual life insurance policies or annuities or other products issued by the Company. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner.

   Summary

      Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

  Insolvency Assessments

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Contingencies, Commitments and Guarantees (continued)

  premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                           December 31,
                                                                       ---------------------
                                                                          2017       2016
                                                                       ---------- ----------
                                                                           (In millions)
Other Assets:
Premium tax offset for future discounted and undiscounted assessments. $        3 $        4
Premium tax offset currently available for paid assessments...........          1         --
                                                                       ---------- ----------
Total................................................................. $        4 $        4
                                                                       ========== ==========
Other Liabilities:
Insolvency assessments................................................ $        4 $        5
                                                                       ========== ==========

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $4 million and $19 million at December 31, 2017 and 2016, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $112 million and $160 million at December 31, 2017 and 2016, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation of less than $1 million, with a cumulative maximum of less than $1 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company had no liability for indemnities, guarantees and commitments at both December 31, 2017 and 2016.

            General American Life Insurance Company and Subsidiary
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)



13. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $36 million, $29 million and $31 million for the years ended December 31, 2017, 2016 and 2015, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $1 million, $1 million and $2 million for the years ended
December 31, 2017, 2016 and 2015, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $0, $1 million and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively.

   The Company had net receivables from affiliates, related to the items discussed above, of $4 million and $5 million at December 31, 2017 and 2016, respectively.

   See Notes 4 and 5 for additional information on related party transactions.

14. Subsequent Event

   The Company has evaluated events subsequent to December 31, 2017, through April 12, 2018, which is the date these consolidated financial statements were available to be issued.

Merger

   In February 2018, the Company's Board of Directors approved the merger of General American and Metropolitan Tower Life Insurance Company ("MTL"), a wholly-owned subsidiary of MetLife, Inc. MTL will be the surviving entity and expects to redomicile from Delaware to Nebraska. The Company expects the completion of the merger in the first half of 2018, subject to certain regulatory approvals.

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          Metropolitan Tower Life Insurance Company and Subsidiaries
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Unaudited Pro Forma Financial Statement Narrative
                As of and for the Year Ended December 31, 2017

On April 27, 2018, Metropolitan Tower Life Insurance Company ("MTL") merged with General American Life Insurance Company ("General American"), both of which are wholly-owned subsidiaries of MetLife, Inc. The surviving entity of the merger is MTL. The merger represents a transaction among entities under common control, which will be accounted for in a manner similar to the pooling-of-interests method and presented as if the transaction occurred at the beginning of the earliest date for which the financial statements are presented and prior periods will be retrospectively adjusted to furnish comparative information.

Had the transaction occurred on December 31, 2017, the unaudited pro forma consolidated balance sheet combines the audited historical consolidated balance sheet of Metropolitan Tower Life Insurance Company and Subsidiaries (the "Company") and the audited historical consolidated balance sheet of General American and its subsidiary. There are no pro forma balance sheet adjustments. As of December 31, 2017, pro forma total assets and total stockholder's equity would have been $28,062 million and $3,097 million, respectively.

Had the transaction occurred on January 1, 2015, the unaudited pro forma consolidated statement of operations combines the audited historical consolidated statement of operations of the Company and the audited historical consolidated statement of operations of General American and its subsidiary. The Company's unaudited pro forma statement of operations would have reflected a pro forma adjustment to eliminate $12 million for non-recurring expenses recorded during 2017 in connection with completing the merger. The Company's pro forma net income (loss) would have been $341 million, $11 million and $210 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The unaudited pro forma narrative description of the Merger of MTL and GALIC
(i) is presented based on information currently available, (ii) is intended for informational purposes only, and (iii) is not intended to reflect the results of operations or the financial position of the Company that would have resulted had the Merger been effective as of and during the periods presented or the results that may be obtained by the Company in the future. There are no estimates that need to be made.

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                           PART C OTHER INFORMATION

ITEM 26. EXHIBITS

(a) Board of Directors Resolutions.

     (1) Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account B (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)

     (2) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account B of Paragon Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)

(b) Custodian Agreements. Not applicable.

(c) Underwriting Contracts.


     (1) Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-6, File Nos. 333-133675/811-07982 filed on February 6, 2008.)

     (2) Form of Amended and Restated Principal Underwriting Agreement (Filed herewith.)

     (3) Form of Enterprise Sales Agreements (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account A's Registration Statement on Form N-6, File No. 333-133674, filed
         April 21, 2009.)


         (a) Walnut Street Securities Selling Agreement (10/1/93-5/1/02)

         (b) General American Distributors Sales Agreement #2 (5/1/02-12/14/04)

         (c) General American Distributors Sales Agreement #3 (5/1/02-12/14/04)

         (d) MetLife Investors Distribution Company Sales Agreement (12/14/04-6/1/05)

         (e) Metropolitan Life Retail Sales Agreement (6/1/05-5/1/07)

         (f) MetLife Investors Distribution Company Sales Agreement (5/1/07 to present)


     (4) Schedule of Differences in Sales Agreements (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account A's Registration Statement on Form N-6, File No. 333-133674, filed April 21, 2009.)

     (5) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 (Incorporated herein by reference to Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E's Registration Statement on Form N-4, File
         No. 333-83716, filed April 13, 2010.)

     (6) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012. (Incorporated herein by reference to Post-Effective

         Amendment No. 27 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6, File No. 033-47927, filed on April 11, 2013.)

(d) Contracts.

     (1) Form of Group Contract. (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

         i.   Scudder--(Group Contract 30020)

         ii.  Morgan Stanley, Putnam and MFS--(Group Contract 30029)

         iii. Multi-Manager (Group Contract 30037)

     (2) Proposed Form of Individual Policy and Policy Riders: (30021) (3) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed on April 28, 2000)

         i. Scudder--(Group Contract 30018) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

         ii. Morgan Stanley, Putnam and MFS--(Group Contract 30027) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File
              No. 033-18341, filed April 25, 2001.)

         iii. Multi-Manager (30045) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)

         Form of Certificate and Certificate Riders:

         i. Scudder--(Group Contract 30019) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

         ii. Morgan Stanley, Putnam and MFS--(Group Contract 30028) (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-36515) filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration

    Statementon Form S-6, File No. 33-18341, filed April 25, 2001.)

         iii. Multi-Manager (30036) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

         iv. Multi-Manager (30044) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed on April 30, 2002.)

         v. MET (30047) (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)

         vi. MetFlex GVUL Certificate and Certificate Riders (G.24300(2003) and 24300A, GCR02-dp, G.24300-1, G.24300-2, G24300-2A, G.24300-3,
              G.24300-4, G.24300-6, G.24300-6A, CR05-1) (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed December 23, 2008.)

(e) Applications.

     (1) Form of Application for Group Contract (10914) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.); (33906) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)

     (2) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

     (3) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.);(33910) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)

     (4) Form of Application for Spouse Insurance (Group Contract 10917) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

     (5) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

     (6) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (Incorporated by reference to
          Post-Effective Amendment No. 12 to Paragon Separate

  AccountA's Registration Statement on Form S-6, File No. 33-18341, filed
         April 28, 2000.)

    (7) Form of Application for Spouse Insurance (Individual Policy 10354)(Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

    (8) Form of Application Supplement for Scudder Commissioned Policy (33105) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed on April 25, 2001.)

    (9) Form of Application Supplement for Putnam Policy (33114) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

    (10) Form of Application Supplement for MFS Policy (33115-20) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

    (11) Form of Application Supplement for Morgan Stanley Policy (33113) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

    (12) Form of Application Supplement for Multi-Manager Commissioned Policy (33116) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S- 6, File No. 033-18341, filed April 25, 2001.); (33135) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6, File No. 033-58796, filed
         April 30, 2002.)

    (13) Form of Application Supplement--Conditional Interim Coverage Agreement (33909) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form S-6, File
         No. 033-58796, filed April 30, 2002.)

(f)Depositor's Certificate of Incorporation and By-Laws.

    (1) Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account UL's Registration Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.)

    (2) Amended and Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed on March 5, 2002.)

    (3) Amended and Restated By-Laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-6, File No. 333-133675, filed February 6, 2008.)

    (4) Amended and Restated Bylaws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(g) Reinsurance Agreements. (Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-6, File No. 033-58796, filed on April 30, 2003.)

(h) Participation agreements.

    (1) Participation Agreement with Scudder Variable Series I (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)

    (2) Participation Agreement with Putnam Variable Trust (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)

    (3) Participation Agreement with MFS Variable Insurance Trust (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)

    (4) Participation Agreement with T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998.)

    (5) Participation Agreement with Morgan Stanley Variable Investment Series (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A's Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

    (6) Participation Agreement with American Funds Insurance Series (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File
         No. 333-36515, filed February 26, 1998.)

    (7) Amendment No. 2 to the Participation Agreement with American Funds Insurance Series (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6, File No. 333-133675, filed April 22, 2009.)

    (8) Supplements to the Participation Agreement with DWS Variable Series II (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6, File
         No. 333-133675, filed April 22, 2009.)

    (9) Amendment to Schedule A of the Participation Agreement with T. Rowe Price Series (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6, File No. 333-133675, filed April 22, 2009.)

    (10) Amendments to Participation Agreements for AIM/Invesco, American Funds and Fidelity Variable Insurance Products Funds (Incorporated herein by reference to Post-Effective Amendment No. 24 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6, File
         No. 033-57320, filed April 14, 2011.)

    (11) Amendments to Participation Agreements for DWS Variable Insurance Series I & II (Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-6, File No. 333-133675, filed April 20, 2011.)

    (12) Amendments to the Participation Agreements with MFS Variable Insurance Trust, Met Investors Series Trust and Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6, File No. 033-57320, filed April 12, 2012.)

    (13) Assignment and Assumption of Participation Agreement with Morgan Stanley Investment Management (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed April 18, 2012.)

    (14) Participation Agreement and Amendments with The Universal Institutional Fund, Inc. (Incorporated herein by reference to Metropolitan Life Separate Account E's Registration Statement on Form N-4, File No. 333-198448, filed August 28, 2014.)

    (15) Amendment No. 4 to the Participation Agreement with American Funds Insurance Series dated November 19, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 18 to Metropolitan Life Separate Account E's Registration Statement on Form N-4, File
         No. 333-176654, filed April 13, 2016.)

    (16) Amendment No. 5 dated May 1, 2015 to the Participation Agreement with The Universal Institutional Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to Metropolitan Life Separate Account E's Registration Statement on Form N-4, File
         No. 333-198448, filed April 13, 2016.)

    (17) Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File
         No. 333-176654) filed April 12, 2017.)

    (18) Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File
         No. 333-176654) filed April 12, 2017.)

    (19) Amendment No. 3 dated May 1, 2016 to the Participation Agreement dated May 16, 1998 among Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

    (20) Amendment dated May 1, 2016 to the Amended and Restated Participation Agreement dated May 1, 2009 among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Metropolitan Life Insurance Company and Massachusetts Financial Services Company

         (Incorporated herein by reference to Post-Effective Amendment No. 30 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6 (File No. 033-57320) filed April 14, 2017.)

    (21) Amendments 1 and 2 to the Participation Agreement dated August 1, 1996 by and among Metropolitan Life Insurance Company, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series Inc. and T. Rowe Price Investment Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-6 (File
         No. 333-133675) filed April 25, 2017.)

    (22) Amendment effective May 1, 2013 to the Participation Agreement dated August 1, 1996 as amended, by and among Metropolitan Life Insurance Company, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series Inc. and T. Rowe Price Investment Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-6 (File No. 333-133675) filed April 25, 2017.)


    (23) Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on
         Form N-4, filed April 12, 2017 and is hereby incorporated by reference.

    (24) Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on
         Form N-4, filed April 12, 2017 and is hereby incorporated by reference.

    (25) Amended and Restated Participation Agreement dated January 24, 2018 among Fidelity Variable Insurance Products, Fidelity Distributors Corporation and Metropolitan Life Insurance Company. Filed with Post-Effective Amendment No. 5 to Registration Statement File No. 333-190296/811-04001 for Metropolitan Life Separate Account E on
         Form N-4, filed April 10, 2018 and is hereby incorporated by reference.


(i) Administrative Contracts. Not applicable.

(j) Other Material Contracts.

    (1) Guarantee Agreement (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)

(k) Legal Opinions.

    (1) Opinion of John R. Murphy, Esquire (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6, File
         No. 333-133671, filed May 1, 2006.)

    (2) Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company. (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)



(l) Actuarial Opinion. Not Applicable

(m) Calculations. Not Applicable

(n) Consent of Independent Registered Public Accounting Firm (Filed herewith.)

(o) Omitted Financial Statements. No financial statements are omitted from Item 24.

(p) Initial Capital Agreements. Not applicable.

(q) Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy. (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998.)

(r) Powers of Attorney.

    (1) Powers of Attorney of Metropolitan Life Insurance Company (Filed herewith)

    (2) Powers of Attorney of Metropolitan Tower Life Insurance Company (Filed herewith)

(s) Representations regarding separate account financial statements. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6, File No. 333-133671, filed April 17, 2007.)

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


NAME AND PRINCIPAL BUSINESS ADDRESS       POSITION AND OFFICES WITH DEPOSITOR

Steven A. Kandarian                      Chairman of the Board, President and
Metropolitan Life Insurance Company      Chief Executive Officer and Director
200 Park Avenue
New York, NY 10166

Cheryl W. Grise                          Director
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166

Carlos M. Gutierrez                      Director
Co-Chair
Albright Stonebridge Group (ASG)
555 Thirteenth Street, N.W.
Suite 300 West
Washington, DC 20004

Gerald L. Hassell                        Director
Former Chairman of the Board
The Bank of New York Mellon Corporation
200 Park Avenue
New York, NY 10166

David L. Herzog                          Director
Former Chief Financial Officer
AIG
200 Park Avenue
New York, NY 10166

R. Glenn Hubbard                         Director
Dean and Russell L. Carson
Professor of Finance and Economics
Graduate School of Business
Columbia University
Uris Hall, Room 101
3022 Broadway
New York, NY 10027-6902

Alfred F. Kelly, Jr.                     Director
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166

Edward J. Kelly, III                     Director
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166

William E. Kennard                       Director
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166

James M. Kilts                           Director
Founding Partner
Centerview Capital
3 Greenwich office Park, 2/nd/ Floor
Greenwich, CT 06831

Catherine R. Kinney                      Director
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166

Denise M. Morrison                       Director
President and Chief Executive Officer
Campbell Soup Company
One Campbell Place
Camden, NJ 08103



Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.



NAME AND PRINCIPAL BUSINESS ADDRESS                            POSITIONS WITH DEPOSITOR
-----------------------------------                            ------------------------
Steven A. Kandarian                      Chairman, President, CEO and Director
Michel A. Khalaf                         President - U.S. Business and EMEA
Karl R. Erhardt                          Executive Vice President and Chief Auditor
Steven J. Goulart                        Executive Vice President, Interim President - Asia and
                                         Chief Investment Officer
John C.R. Hele                           Executive Vice President and Chief Financial Officer
Esther Lee                               Executive Vice President and Global Chief Marketing Officer
Martin J. Lippert                        Executive Vice President and Global Technology & Operations Officer
John McCallion                           Executive Vice President and Treasurer
William C. O'Donnell                     Executive Vice President and Chief Accounting Officer
Susan Podlogar                           Executive Vice President and Chief Human Resources Officer
Douglas A. Rayvid                        Executive Vice President and Chief Compliance Officer
Rebecca Tadikonda                        Executive Vice President and Chief Strategy Officer
Ramy Tadros                              Executive Vice President and Chief Risk Officer
Michael Zarcone                          Executive Vice President
Stephen W. Gauster                       Senior Vice President and Interim General Counsel


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

   The registrant is a separate account of MetLife under New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF December 31, 2017

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2017. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans, LLC (DE)

C.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

     4.     MetLife Assignment Company, Inc. (DE)

D. MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company ("ALICO"), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited ("ITAS") and the rest by third parties.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

      2. Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada., 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

                  i) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

                        1) AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

            MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.    Enterprise General Insurance Agency, Inc. (DE)

F.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

G.    Newbury Insurance Company, Limited (DE)

H.    MetLife Investors Group, LLC (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Investments Securities, LLC (DE)

I.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        1)     OMI MLIC Investments Limited (Cayman Islands)

      3.    Sandpiper Cove Associates II, LLC (DE)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuels I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    HPZ Assets LLC (DE)

      9.    Missouri Reinsurance, Inc. (Cayman Islands)

      10.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      11.   ML New River Village III, LLC (DE)

      12.   MetLife RC SF Member, LLC (DE)

      13.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC ("LISF")(DE) - 9.61% membership interest is held by Brighthouse Renewables Holding, LLC and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has 100% beneficial interest.

                  ii)   Met Canada Solar ULC (Canada)

      14.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      15.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      16. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      17. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      18.   Corporate Real Estate Holdings, LLC (DE)

      19.   MetLife Tower Resources Group, Inc. (DE)

      20.   ML Sentinel Square Member, LLC (DE)

      21.   MetLife Securitization Depositor LLC (DE)

      22.   WFP 1000 Holding Company GP, LLC (DE)

      23.   White Oak Royalty Company (OK)

      24.   500 Grant Street GP LLC (DE)

      25. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      26. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      27.   MetLife Retirement Services LLC (NJ)

      28.   Euro CL Investments, LLC (DE)

      29.   MEX DF Properties, LLC (DE)

            a)   MPLife, S. de R.L. de C.V. (Mexico) - 99.99% of MPLife,
                 S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

      30. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

      31.   MetLife Properties Ventures, LLC (DE)

      32.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      33.   MLIC Asset Holdings LLC (DE)

      34.   85 Broad Street Mezzanine LLC (DE)

      35.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth Retail Holding LLC (DE)

                 i)   The Building at 575 Fifth Retail Owner LLC (DE)

      36.   ML Bridgeside Apartments LLC (DE)

      37.   MetLife Chino Member, LLC (DE)

      38.   MLIC CB Holdings LLC (DE)

      39. MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by General American Life Insurance Company.

      40.   Oconee Hotel Company, LLC (DE)

      41.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      42.   1201 TAB Manager, LLC (DE)

      43. MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

      44. MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by General American Life Insurance Company.

      45.   1001 Properties, LLC (DE)

      46.   6104 Hollywood, LLC (DE)

      47.   Boulevard Residential, LLC (DE)

      48.   ML-AI MetLife Member 3, LLC (DE)

      49. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      50.   Marketplace Residences, LLC (DE)

      51.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      52.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      53.   Haskell East Village, LLC (DE)

      54.   MetLife Cabo Hilton Member, LLC (DE) - 83.1% of MetLife Cabo
            Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company

      55. 150 North Riverside PE Member LLC (DE) - MLIC owns an 81.45% membership interest; General American Life Insurance Company owns a 13.32% membership interest, and Metropolitan Tower Life Insurance Company owns a 5.23% membership interest

      56.   ML Terraces, LLC (DE)

      57.   Chestnut Flats Wind, LLC (DE)

      58.   MetLife 425 MKT Member, LLC (DE)

      59.   MetLife OFC Member, LLC (DE)

      60.   MetLife THR Investor, LLC (DE)

      61. ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by General American Life Insurance Company.

      62. ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

      63.   MetLife CB W/A, LLC (DE)

      64. MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by General American Life Insurance Company.

      65.   10700 Wilshire, LLC (DE)

      66.   Viridian Miracle Mile, LLC (DE)

      67. MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by General American Life Insurance Company

      68.   MetLife OBS Member, LLC (DE)

      69.   MetLife 1007 Stewart, LLC (DE)

      70. ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC's ownership interest is owned by MLIC and 1.03% by General American Life Insurance Company.

      71.   MetLife Treat Towers Member, LLC (DE)

      72.   MetLife FM Hotel Member, LLC (DE)

            a)   LHCW Holdings (U.S.) LLC (DE)

                 i)   LHC Holdings (U.S.) LLC (DE)

                      1)    LHCW Hotel Holding LLC (DE)

                            aa)    LHCW Hotel Holding (2002) LLC (DE)

                            bb)    LHCW Hotel Operating Company (2002) LLC (DE)

      73. ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by General American Life Insurance Company.

      74.   MetLife SP Holdings, LLC (DE)

            a)   MetLife Private Equity Holdings, LLC (DE)

      75.   Buford Logistics Center, LLC (DE)

      76.   MetLife Park Tower Member, LLC (DE)

            a)   Park Tower REIT, Inc. (DE)

                 i)   Park Tower JV Member, LLC (DE)

      77. MCPP Owners, LLC (DE) - 84.503% is owned by MLIC, 0.603% by General American Life Insurance Company, 1.616% by Metropolitan Tower Life Insurance Company, and 13.278% by MTL Leasing, LLC.

      78.   MetLife HCMJV 1 GP, LLC (DE)

      79.   MetLife ConSquare Member, LLC (DE)

      80.   MetLife Ontario Street Member, LLC (DE)

      81.   1925 WJC Owner, LLC (DE)

      82.   MetLife Member Solaire, LLC (DE)

      83.   Sino-US United MetLife Insurance Company, Ltd. - 50% of
            Sino-US United MetLife Insurance Company, Ltd. Is owned by MLIC and 50% is owned by a third party.

      84.   MetLife Property Ventures Canada ULC (Canada)

      85.   MetLife Canadian Property Ventures, LLC (NY)

J.    MetLife Capital Trust IV (DE)

K.    MetLife Investment Advisors, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b) MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           c) MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

           d) MetLife International PE Fund III, LP - 88.93% of the limited partnership interests of MetLife International PE Fund III LP is owned by MetLife Insurance K.K, 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           e) MetLife International PE Fund IV, LP (Cayman Islands) - 94.70% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K, 3.79% is owned by MetLife Insurance Company of Korea Limited, 1.51% is owned by Metlife Limited (Hong Kong).

           f) MetLife International PE Fund V, LP (Cayman Islands) - MetLife Insurance K.K. (81.699%); MetLife Limited (Hong Kong) (15.033%); MetLife Insurance Company of Korea (3.268%).

           g) MetLife International PE Fund VI, LP (Cayman Islands) - MetLife Insurance K.K. (95.652%); MetLife Insurance Company of
                Korea (4.348%)

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 20.06%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 3.24%, MetLife Insurance Company of Korea Limited owns 2.91%, General American Life Insurance Company owns 0.07% and Brighthouse Life Insurance Company owns 0.14%.

                i)   MetLife Core Property REIT, LLC (DE)

                     1) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds the following single-property limited liability companies: MCP Alley 24 East, LLC, MCP Block 23 Member, LLC, MCP Denver Pavilions Member, LLC, MCP Seventh and Osborne Retail Member, LLC, MCP Seventh and Osborne MF Member, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Redondo, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernardo, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms Doral, LLC, MCP Waterford Atrium, LLC, MCP EnV Chicago, LLC, MCP 100 Congress Member, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest LLC, MCP Ashton South End, LLC, MCP 3040 Post Oak, LLC, MCP Plaza at Legacy, LLC, MCP VOA Holdings, LLC, MCP VOA I& III, LLC, MCP VOA II, LLC, MCP Highland Park Lender, LLC, MCP One Westside, LLC, MCP 7 Riverway, LLC, MCP Trimble Campus, LLC, MCP 9020 Murphy Road, LLC, MCP Buford Logistics Center 2 Member, LLC, MCP Buford Logistics Center Building B, LLC and MCPF Acquisition, LLC, MCP 60 11th Street Member, LLC, MCP Magnolia Park Member, LLC, and MCP Fife Enterprise Center, LLC, MCP Northyards Holdco, LLC, MCP Northyards Owner, LLC, MCP Northyards Master Lessee, LLC, 60 11th Street, LLC, Magnolia Park GreenvilleVenture, LLC, Magnolia Park Greenville, LLC, MCP 22745 & 22755 Relocation Drive LLC, MCP DMCBP Phase II Member, LLC, MetLife Core Property TRS, LLC, MCP Seattle Gateweay I Member, LLC, and MCP Seattle Gateway II Member, LLC, MCP Mountain Technology TRS, LLC, and MCP Burnside Member, LLC.

                           aa)    MCP Property Management, LLC (DE)

      4.   MIM Property Management, LLC (DE)

      5.   MetLife Commercial Mortgage Income Fund GP, LLC (DE)

           a) MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the "Fund"). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund:
                Metropolitan Life Insurance Company owns 33.20%, Brighthouse Life Insurance Company owns 11.14%, MetLife Insurance Company of Korea, Limited owns 2.96%, MetLife Limited owns 3.54%, and Metropolitan Life Insurance Company of Hong Kong Limited owns 0.41%.


                i)   MetLife Commercial Mortgage REIT, LLC (DE)

                     1)   MetLife Commercial Mortgage Originator, LLC (DE)

                          aa)    MCMIF Holdco I, LLC (DE)

      6.   MLIA SBAF Manager, LLC (DE)

L.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a) MetLife Services East Private Limited (India) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

M.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

N.    Cova Life Management Company (DE)

O.    MetLife Reinsurance Company of Charleston (SC)

P.    MetLife Reinsurance Company of Vermont (VT)

Q.    Delaware American Life Insurance Company (DE)

R.    Federal Flood Certification LLC (TX)

S.    MetLife Global Benefits, Ltd. (Cayman Islands)

T. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC.

Z.    MetLife Consumer Services, Inc. (DE)

AA.   MetLife Global, Inc. (DE)

AB. Brighthouse Financial, Inc. (DE) - On August 4, 2017, MetLife, Inc.("MET") distributed approximately 80.8% of the shares of Brighthouse Financial, Inc.'s ("BHF") common stock to MET's common shareholders. As a result, MET's ownership of the BHF shares of common stock decreased to approximately 19.2%. MET granted BHF an irrevocable proxy to vote all of its remaining shares of BHF's common stock in proportion to the votes of BHF's other common shareholders. Consequently, MET does not have any voting power over any BHF shares that it still owns. Nevertheless, for the BHF subsidiary insurance companies domiciled in Delaware and New York (Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY, respectively) BHF and its affiliates (including these insurance companies) are deemed to be affiliates of MET by their domiciliary state insurance regulators. Accordingly, BHF and its affiliates continue to appear on the MET organizational chart.

      1.   Brighthouse Holdings, LLC (DE)

           a.   New England Life Insurance Company (MA)

           b.   Brighthouse Securities, LLC (DE)

           c.   Brighthouse Services, LLC (DE)

           d.   Brighthouse Investment Advisers, LLC (DE)

           e.   Brighthouse Life Insurance Company (DE

                i. Brighthouse Reinsurance Company of Delaware (DE) - 100% is owned in the aggregate by Brighthouse Life Insurance Company.

                ii.    Brighthouse Life Insurance Company of NY (NY)

                iii.   Brighthouse Connecticut Properties Ventures, LLC (DE)

                iv.    Euro TL Investments LLC (DE)

                v.     Euro TI Investments LLC (DE)

                vi.    Brighthouse Assignment Company (CT)

                vii.   TLA Holdings LLC (DE)

                viii.  TLA Holdings II LLC (DE)

                ix.    ML 1065 Hotel, LLC (DE)

                x.     TIC European Real Estate LP, LLC (DE)

                xi.    The Prospect Company (DE)

                xii.   Brighthouse Renewables Holding, LLC (DE)

                       i.  Greater Sandhill I, LLC (DE)

                xiii. Daniel/Brighthouse Midtown Atlanta Master Limited Liability Company (DE)

                       i.  1075 Peachtree, LLC (DE)

AC.   MetLife Insurance Brokerage, Inc. (NY)

AD.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (SWISS) (Switzerland)

               a) MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

               b)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii)  ALICO European Holdings Limited (Ireland)

                        1)  ZAO Master D (Russia)

                            aa) Joint-Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding
                                 Company II GmbH.

                   iii) MetLife Asia Holding Company Pte. Ltd. (Singapore)

                       1) MetLife Innovation Centre Pte. Ltd. (Singapore)

                   iv) MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

                   v)  MetLife Investment Management Limited (United Kingdom)

                   vi) MM Global Operations Support Center, S.A. de C.V.
                       (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.00049095% is held by MetLife Global Holding Company I GmbH (Swiss).

                       1. Fundacion MetLife Mexico, A.C. (Mexico)

                  vii) MetLife Colombia Seguros de Vida S.A. (Colombia) -
                       89.9999659747771405% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH, 10.0000311579287982% is owned by MetLife Global Holding Company I GmbH, 0.000000955764687% is owned by International Technical and Advisory Services Limited, 0.000000955764687% is owned by Borderland Investments Limited and 0.000000955764687% by Natiloportem Holdings, LLC.

                 viii) PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

                   ix) MetLife Innovation Centre Limited (Ireland)

                    x) MetLife EU Holding Company Limited (Ireland)

                       1) MetLife Europe d.a.c (Ireland) - MetLife EU Holding Company Limited holds 96.00315040176985% of this entity. ALICO holds 3.996758255760741% and ITAS holds 0.000091342469407%.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       2)  Agenvita S.r.l. (Italy)

                       3) MetLife Europe Insurance d.a.c (Ireland) - MetLife Europe Insurance d.a.c. is held by MetLife EU Holding Company Limited at 93% and the remaining 7% is held by Alico.

                       4)  MetLife Europe Services Limited (Ireland)

                       5)  MetLife Services, Sociedad Limitada (Spain)

                       6) MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

                       7)  MetLife Solutions S.A.S. (France)

                       8) Metropolitan Life Societate de Administrare a unui
                           Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

                       9) MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. (Poland)

                           aa) MetLife Services Sp z.o.o. (Poland)

                           bb) MetLife Towarzystwo Funduszy Inwestycyjnych,
                               S.A. (Poland)

                           cc) MetLife Powszechne Towarzystwo Emerytalne S.A.
                               (Poland)

                       10) MetLife Services Cyprus Limited (Cyprus)

                           aa) Hellenic Alico Life Insurance Company, Ltd.
                               (Cyprus) - 27.5% of Hellenic Alico Life
                               Insurance Company, Ltd. Is owned by MetLife
                               Services Cyprus Limited and the remaining is owned by a third party.

                       11) MetLife Services EOOD (Bulgaria)

                       12) MetLife Life Insurance S.A. (Greece)

                           aa) MetLife Mutual Fund Company (Greece) - 90% of
                               MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining by a third party.

                       13) First American-Hungarian Insurance Agency Limited
                           (Hungary)

                       14) UBB-MetLife Zhivotozastrahovatelno Drujestvo AD
                           (Bulgaria) - 40% of UBB-MetLife
                           Zhivotozastrahovatelno Drujestvo AD is owned by MetLife EU Holding Company Limited and the rest by third parties.

                    xi) MetLife Investment Management Holdings (Ireland)Limited

                        1) MetLife Investments Asia Limited (Hong Kong)

                        2) MetLife Syndicated Bank Loan Lux GP, S.a.r.l.
                           (Luxembourg)

                           aa) MetLife BL Feeder (Cayman), LP (Cayman Islands)

                           bb) MetLife BL Feeder, LP (DE)

                           cc) MetLife Syndicated Bank Loan Fund, SCSp
                               (Luxembourg)

                   xii) ALICO Operations LLC (DE)

                        1) MetLife Asset Management Corp. (Japan)

                        2) MetLife Seguros S.A. (Uruguay)

                  xiii) MetLife International Holdings, LLC (DE)

                         1)   Natiloportem Holdings, LLC (DE)

                              aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios S.A. de C.V.

                                   i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                                   ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                         2) PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, LLC and 74% is owned by third parties.

                         3) Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, LLC.

                         4) MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

                         5) Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                         6) MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

                         7) MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

                         8) Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

                         9) Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

                              aa) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A.,

                                    .   99% is held by Natiloportem Holdings,
                                        LLC and

                                    .   26% is held by MetLife Seguros de
                                        Retiro S.A.

                       10)    MetLife Worldwide Holdings, LLC (DE)

                              aa)   MetLife Limited (Hong Kong)

                                    i)    BIDV MetLife Life Insurance Limited
                                          Liability Company (Vietnam) - 60% of
                                          BIDV MetLife Life Insurance Limited
                                          Liability Company is held by MetLife
                                          Limited (Hong Kong) and the remainder
                                          by third parties

                       11)    MetLife International Limited, LLC (DE)

                       12) MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                       13)    MetLife Asia Limited (Hong Kong)

                       14) AmMetLife Insurance Berhad (Malaysia) - 50.000001% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       15) AmMetLife Takaful Berhad (Malaysia) - 49.999999% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       16) MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

                       17) MetLife Mas S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

                       18)   MetLife Ireland Holdings One Limited (Ireland)

                             aa) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                                   i)    MetLife Ireland Treasury d.a.c
                                         (Ireland)

                                         1)    MetLife General Insurance
                                               Limited (Australia)

                                         2)    MetLife Insurance Limited
                                               (Australia) - 91.16468% of
                                               MetLife Insurance Limited
                                               (Australia) is owned by MetLife
                                               Ireland Treasury d.a.c and
                                               8.83532% is owned by MetLife
                                               Global Holdings Corp. S.A. de
                                               C.V.

                                               aaa)  The Direct Call Centre
                                                     PTY Limited (Australia)

                                               bbb)  MetLife Investments PTY
                                                     Limited (Australia)

                                                     i)    MetLife Insurance and
                                                           Investment Trust
                                                           (Australia) -
                                                           MetLife Insurance and
                                                           Investment Trust is
                                                           a trust vehicle, the
                                                           trustee of which is
                                                           MetLife Investments
                                                           PTY Limited ("MIPL").
                                                           MIPL is a wholly
                                                           owned subsidiary of
                                                           MetLife Insurance
                                                           Limited.

                                   ii)   Metropolitan Global Management, LLC
                                         (DE/Ireland) - 99.7% is owned by
                                         MetLife Global Holdings Corporation
                                         S.A. de C.V. and 0.3% is owned by
                                         MetLife International Holdings, LLC.

                                         aaa)  MetLife Mexico Holdings,
                                               S. de R.L. de C.V. (Mexico) -
                                               99.99995% is owned by
                                               Metropolitan Global Management,
                                               LLC, and .00005% is owned by
                                               Excelencia Operativa y
                                               Tecnologica,S.A. de C.V.

                                         bbb)  MetLife Pensiones Mexico S.A.
                                               (Mexico)- 97.5125% is owned by
                                               MetLife Mexico Holdings,
                                               S. de R.L. de C.V. and 2.4875% is
                                               owned by MetLife International
                                               Holdings, LLC.

                                         ccc)  MetLife Mexico Servicios, S.A.
                                               de C.V. (Mexico) - 98% is owned
                                               by MetLife Mexico Holdings,
                                               S. de R.L. de C.V. and 2% is
                                               owned by MetLife International
                                               Holdings, LLC.

                                         ddd)  MetLife Mexico S.A. (Mexico)-
                                               99.050271% is owned by
                                               MetLife Mexico Holdings,
                                               S. de R.L. de C.V. and 0.949729%
                                               is owned by MetLife International
                                               Holdings, LLC.

                                               1)    MetLife Afore, S.A. de C.V.
                                                     (Mexico)- 99.99% is owned
                                                     by MetLife Mexico S.A. and
                                                     0.01% is owned by MetLife
                                                     Pensiones Mexico S.A.

                                                     aaaa)  Met1 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and .01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     bbbb)  Met2 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and .01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     cccc)  MetA SIEFORE
                                                            Adicional, S.A. de
                                                            C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and .01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     dddd)  Met3 SIEFORE Basica,
                                                            S.A. de C.V.
                                                            (Mexico) - 99.99% is
                                                            owned by MetLife
                                                            Afore, S.A. de C.V.
                                                            and .01% is owned
                                                            by MetLife Mexico
                                                            S.A.

                                                     eeee)  Met4 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and .01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     ffff)  Met0 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned
                                                            by MetLife Afore,
                                                            S.A. de C.V. and
                                                            .01% is owned by
                                                            MetLife Mexico
                                                            S.A.

                                               2)    ML Capacitacion Comercial
                                                     S.A. de C.V.(Mexico) - 99%
                                                     is owned by MetLife Mexico
                                                     S.A. and 1% is owned by
                                                     MetLife Mexico Servicios,
                                                     S.A. de C.V.

                                         eee)  MetLife Insurance Company of
                                               Korea Limited (South Korea)-
                                               14.64% is owned by MetLife
                                               Mexico, S.A. and 85.36% is
                                               owned by Metropolitan Global
                                               Management, LLC.

                                               1)    MetLife Financial Services,
                                                     Co., Ltd. (South Korea)


      3.    International Investment Holding Company Limited (Russia)

      4.    Borderland Investments Limited (DE)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      5.    International Technical and Advisory Services Limited ("ITAS") (DE)

      6. ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (DE)

      7. MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

AF.   General American Life Insurance Company (MO)

      a.    GALIC Holdings LLC (DE)

AG.   MetLife European Holdings, LLC (DE)

AH.   MetLife Investment Management Holdings, LLC (DE)

      a)   Logan Circle Partners GP, LLC (PA)

      b)   Logan Circle Partners, L.P. (PA)

           i)    Logan Circle Partners I LLC (PA)

           ii)   Logan Circle Partners Investment Management, LLC (DE)

      c)   MetLife Real Estate Lending Manager LLC (DE)

      d)   MetLife Real Estate Lending LLC (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 29. INDEMNIFICATION


   As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant's principal underwriter (the "Underwriter"), which is incorporated in the state of Missouri) and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.


   MetLife, Inc. also has adopted a policy to indemnify employees ("MetLife Employees") of MetLife, Inc. or its affiliates ("MetLife"), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

   MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

   General American Separate Account Two
   General American Separate Account Eleven
   General American Separate Account Twenty-Eight
   General American Separate Account Twenty-Nine
   Metropolitan Life Separate Account E
   Metropolitan Life Separate Account UL
   Metropolitan Life Variable Annuity Separate Account II
   Metropolitan Tower Separate Account One
   Metropolitan Tower Separate Account Two
   New England Life Retirement Investment Account
   New England Variable Annuity Fund I
   Paragon Separate Account A
   Paragon Separate Account B
   Paragon Separate Account C
   Paragon Separate Account D
   Security Equity Separate Account 26
   Security Equity Separate Account 27
   Separate Account No. 13S

(b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.


NAME AND PRINCIPAL BUSINESS ADDRESS                    POSITION AND OFFICES WITH UNDERWRITER
-----------------------------------                    -------------------------------------
Elizabeth M. Forget                    Chairman of the Board, President, CEO and Director
200 Park Avenue
New York, NY 10166

Todd Nevenhoven                        Vice President and Director
4700 Westwon Pkwy
Suite 200
West Des Moines, IA 50266

Bradd Chignoli                         Director
501 Route 22
Bridgewater, NJ 08807

Derrick Kelson                         Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Thomas A. Schuster                     Director
200 Park Avenue
New York, NY 10166

Todd Katz                              Executive Vice President
501 Route 22
Bridgewater, NJ 08807

Marlene B. Debel                       Executive Vice President
200 Park Avenue
New York, NY 10166

Elisabeth Bedore                       Vice President and Chief Compliance Officer
One MetLife Way
Whippany, NJ 07981

Tyla L. Reynolds                       Vice President and Secretary
600 North King Street
Wilmington, DE 19801

Charles Connery                        Vice President and Treasurer
One MetLife Way
Whippany, NJ 07981

Jamie Zaretsky                         Chief Legal Officer
200 Park Avenue
New York, NY 10166


(c) Compensation from the Registrant.


The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, during their last fiscal year.



                                            NET
                                        UNDERWRITING
NAME OF                                  DISCOUNTS   COMPENSATION
PRINCIPAL                                   AND           ON       BROKERAGE
UNDERWRITER                             COMMISSIONS   REDEMPTION  COMMISSIONS COMPENSATION
-----------                             ------------ ------------ ----------- ------------
MetLife Investors Distribution Company   $7,412,977       --          --           --




ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by the following companies:


(a) Registrant

(b) Metropolitan Life Insurance Company

    13045 Tesson Ferry Road
    St. Louis, MO 63128


(c) MetLife Investors Distribution Company

    200 Park Avenue
    New York, NY 10166.


(d) Metropolitan Life Insurance Company

    200 Park Avenue
    New York, NY 10166


(e) Metropolitan Life Insurance Company

    18210 Crane Nest Road
    Tampa, FL 33647


(f) Metropolitan Life Insurance Company

    One Financial Center
    Boston, MA 02111

ITEM 32. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 33. FEE REPRESENTATION

   Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

   During any time there are insurance obligations outstanding and covered by the guarantee issued by Metropolitan Tower Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.



   Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months from the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of the Guarantor regarding such financial statements.


   During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a policyholder's request.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Paragon Separate Account B, has caused this Registration Statement to be signed on its behalf, in the city of Bridgewater, and state of New Jersey on April 27, 2018.

                                             PARAGON SEPARATE ACCOUNT B
                                             (Registrant)

                                             By:  Metropolitan Life Insurance
                                                  Company
                                                  (Depositor)

                                             By:  /s/ Sabrina K. Model
                                                  ------------------------------
                                                  Sabrina K. Model
                                                  Vice President
                                                  Metropolitan Life Insurance
                                                  Company

                                             METROPOLITAN LIFE INSURANCE COMPANY
                                             (Depositor)

                                             By:  /s/ Sabrina K. Model
                                                  ------------------------------
                                                  Sabrina K. Model
                                                  Vice President
                                                  Metropolitan Life Insurance
                                                  Company

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 27, 2018.

         Signature                                 Title
         ---------                                 -----

              *
------------------------------
Steven Kandarian                Chairman, President, Chief Executive Officer
                                                and Director

              *
------------------------------
Cheryl W. Grise                                   Director

              *
------------------------------
Carlos Gutierrez                                  Director

              *
------------------------------
Gerald L. Hassell                                 Director

              *
------------------------------
David Herzog                                      Director

              *
------------------------------
R. Glenn Hubbard                                  Director

              *
------------------------------
Alfred F. Kelly, Jr.                              Director

              *
------------------------------
Edward J. Kelly, III                              Director

              *
------------------------------
William E. Kennard                                Director

              *
------------------------------
James Kilts                                       Director

              *
------------------------------
Catherine Kinney                                  Director

              *
------------------------------
Denise M. Morrison                                Director


By:  /s/ Heather Harker
     -------------------------
     Heather Harker
     Attorney-In-Fact
     April 27, 2018

* Metropolitan Life Insurance Company. Executed by Heather Harker, on behalf of those indicated pursuant to powers of attorney filed herewith.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, Metropolitan Tower Life Insurance Company has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York, on April 27, 2018.

                                             METROPOLITAN TOWER LIFE INSURANCE
                                             COMPANY
                                             (Guarantor)

                                             By:  /s/ Darrell Hall
                                                  ------------------------------
                                                  Darrell Hall
                                                  Senior Vice President
                                                  Metropolitan Tower Life
                                                  Insurance Company

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 27, 2018.

*                                      President and Presiding officer of the Board
-------------------------------------
Marlene Debel

*                                      Executive Vice President and Chief Accounting Officer
-------------------------------------
William O'Donnell

*                                      Vice President and Chief Financial Officer
-------------------------------------
Anne Belden

*                                      Director
-------------------------------------
Michael D. Borowski

*                                      Director
-------------------------------------
Frank Cassandra

*                                      Director
-------------------------------------
Andrew Kaniuk

*                                      Director
-------------------------------------
John D. McCallion

*                                      Director
-------------------------------------
Richard J. Leist

*                                      Director
-------------------------------------
Alessandro Papa

*                                      Director
-------------------------------------
Michael Zarcone

By: /s/ Heather Harker
    ---------------------------
    Heather Harker
    Attorney-In-Fact
    April 27, 2018

* Metropolitan Tower Life Insurance Company. Executed by Heather Harker, on behalf of those indicated pursuant to powers of attorney filed herewith.

                                 EXHIBIT INDEX


(c)  (2)  Form of Amended and Restated Principal Underwriting Agreement.

(n)       Consent of Independent Registered Public Accounting Firm.

(r)  (1)  Powers of Attorney for Metropolitan Life Insurance Company.

     (2)  Powers of Attorney for Metropolitan Tower Life Insurance Company.